SHAREHOLDER LETTER


Dear Shareholder:

This annual report for Franklin Tax-Free Trust covers the 12 months ended February 29, 2000.

The year under review was marked by economic strength, as U.S. gross domestic product (GDP) rose 4.2%, consumer confidence remained strong and unemployment hit a 30-year low. In fact, the domestic economy grew for a record 107th month in a row, and domestic stock markets surged to all-time highs. Even in the face of such economic expansion, inflation as measured by the Consumer Price Index was 2.7% for calendar year 1999, lower than many feared. In spite of the surging economy, some large market segments were left out or actually suffered through the period. The Standard and Poor's 500(R) (S&P 500(R)) Index rose 11.7% from March 1, 1999, through February 29, 2000; however, 66% of the stocks that comprise the index were down. Meanwhile, the Nasdaq(R) Index more than doubled during the same period, advancing 105.8%, although 40% of the index's shares declined.(1)

Bond markets experienced similar contrasts. They started the period in what looked to be a potentially positive year due to the interest-rate environment. However, the Federal Reserve Board (the Fed) raised interest rates 0.25% on four separate occasions due to inflation fears. This contributed to one of the worst years that bond markets have ever experienced. The yield on the 30-year Treasury rose from 5.58% on February 28, 1999, to 6.14% on February 29, 2000, reaching a high of 6.75% on January 20, 2000. The price on the Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of the municipal bond market, dropped 13.1% during the reporting period. As interest rates and yields increased, the dollar value of bonds decreased, meaning bond funds in general depreciated in value.



CONTENTS



Shareholder Letter .................................              1

Fund Reports

 Franklin Arizona Insured Tax-Free Income Fund .....              4

 Franklin Florida Insured Tax-Free Income Fund .....              9

 Franklin Insured Tax-Free Income Fund .............             14


 Franklin Massachusetts Insured Tax-Free Income Fund             21

 Franklin Michigan Insured Tax-Free Income Fund ....             26

 Franklin Minnesota Insured Tax-Free Income Fund ...             32

 Franklin Ohio Insured Tax-Free Income Fund ........             37

Municipal Bond Ratings .............................             43

Financial Highlights & Statement of Investments ....             45

Financial Statements ...............................             95

Notes to Financial Statements ......................            103

Independent Auditors' Report .......................            109

Tax Designation ....................................            110


                               [PYRAMID GRAPHIC]


(1) Based on securities held in the Nasdaq Index for at least the 12 months ended 2/29/00.

WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, the taxable equivalent is the amount a taxable investment would have to earn to match a tax-free investment such as municipal bonds.* You can find your fund's taxable equivalent distribution rate and yield in the Performance Summary that follows your fund's report.


*For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.



Municipal bond supply in 1999 added pressure to the already volatile municipal bond market. Although less than in 1998, the $225 billion issuance in 1999 was the fourth-highest on record. Looking forward, we anticipate decreased new issuance in 2000. The near-record volume did have some benefit, as it helped municipal bonds remain cheap relative to Treasuries. During the year under review, municipal bonds, as measured by the Bond Buyer 40, yielded as much as 101% of a comparable Treasury bond's yield. Historically, this ratio is about 90%. Because municipal bonds are tax-exempt, generally they yield less than Treasuries, which are subject to federal income tax. When municipals are yielding nearly the same as Treasuries, investors are able to take advantage of the tax exemption at little extra cost.

Please keep in mind that municipal bond funds continue to be an attractive investment for those investors seeking tax-free income. Depending on your federal and state tax rates, a taxable investment would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment.

Looking forward, we anticipate that the Fed will monitor inflationary tendencies closely, and probably raise interest rates again. If, as a result, the economy slows toward the end of 2000, the bond markets could begin to experience less volatility.

The last few times municipal bonds lost ground, they enjoyed sharp rebounds in the following year. For example, in 1994, when the Fed raised interest rates six times, the average general municipal bond fund lost 6.5% in total return. In the following year, rates declined, and the average municipal bond fund gained nearly 17%. Although there is no guarantee that bond markets and municipal bond funds will repeat past behavior, markets do go through up and down cycles. Predicting these cycles is very difficult, even for professional economists -- which is why we recommend investing for the long term. It is important to remember that over time, the tax-free income received from municipal bond funds will ultimately drive the fund's total return performance.

We encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.



Sincerely,


/s/ Charles B. Johnson


Charles B. Johnson
Chairman
Franklin Tax-Free Trust




/s/ Sheila Amoroso

Sheila Amoroso



/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

FRANKLIN ARIZONA INSURED
TAX-FREE INCOME FUND



DIVIDEND DISTRIBUTIONS*

Franklin Arizona Insured Tax-Free Income Fund - Class A 3/1/99 - 2/29/00

                    DIVIDEND
MONTH               PER SHARE
-----------------------------
March              4.20 cents

April              4.20 cents

May                4.20 cents

June               4.00 cents

July               4.00 cents

August             4.00 cents

September          4.00 cents

October            4.00 cents

November           4.00 cents

December           4.03 cents

January            4.03 cents

February           4.03 cents
-----------------------------
TOTAL             48.69 CENTS






*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Arizona Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Arizona state personal income taxes through a portfolio consisting primarily of insured Arizona municipal bonds.(1)
--------------------------------------------------------------------------------


STATE UPDATE

[AZ STATE GRAPHIC]

Arizona's economy retained its positive growth trend throughout the one-year review period, with the nation's third-highest employment growth rate for the 12 months ended October 1999.(2) Despite the state's rapid population growth rate, the second-highest in the nation after Nevada's, unemployment remained in line with the national average, as demonstrated by December's 4.1% rate for Arizona and the U.S.(3, 4)

On the trade front, the state's 2.39% jump in exports for the first nine months of 1999 compared favorably with the 0.68% average gain for all states during the same period. Arizona should benefit from growth in California and Mexico, its leading domestic and international trading partners, respectively, as well as the upturn in Asia, a major market for the state's high tech manufacturing. After California and Texas, Arizona ranked third in the nation for semiconductor and integrated circuits exports.(3)

The state maintained a healthy financial outlook during the review period. Rising employment and vibrant economic activity resulted in revenue growth, which outpaced increased spending and more than offset recent income tax cuts. The state's $353 net tax-supported per-capita debt rate registered well below the $540 national median for 1999.(5) In addition, fiscal year 1999 revenues exceeded the budgeted forecast by $99.4 million, and fiscal year 2000-2001 revenues are expected to outpace the biennial budget estimates by $303 million.(6) With personal income, employment and population projected to grow faster than the national average, we anticipate a bright future for Arizona bonds.



(1) For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

The insurance guarantees the scheduled payment of principal and interest on the insured securities in the fund's portfolio, but does not guarantee the insured securities' market value, the value of the fund's shares, or the fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the fund if called upon to do so.

A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.

(2) Source: Arizona Department of Commerce, The Gold Sheet, Winter 2000.

(3) Source: Standard & Poor's Ratings Direct, 8/19/99.

(4) Source: Bureau of Labor Statistics, 2/18/2000.



All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 46.


PORTFOLIO NOTES

The rise in interest rates during the reporting period resulted in decreasing bond prices, presenting challenges for municipal bond investors. For the 12 months ended February 29, 2000, the 30-year Treasury bond price fell 10.06%, and the Lehman Brothers Insured Municipal Bond Index was off 8.92%. By comparison, your fund's share price, as measured by net asset value, declined 9.13%.(7)

Franklin Arizona Insured Tax-Free Income Fund sought to take advantage of the reporting period's higher interest-rate environment to restructure the portfolio. We sold shorter maturity securities (in the 2015-2020 year range) and bought bonds with higher original issue discount (OID), or discount from par value at time of issuance. In addition, the fund booked tax losses, which can then be carried forward to help offset current or future capital gains and potentially lower shareholders' future tax liabilities. We believe this higher interest-rate restructuring should help the fund achieve its high, current tax-free income goals.

During the reporting period, Franklin Arizona Insured Tax-Free Income Fund participated in the year's largest Arizona issue. We bought Mesa Industrial Development Authority Revenue (IDAR) for Discovery Health System, and made this credit one of the portfolio's core positions. This purchase increased our exposure to the hospital/health care sector from 10.5% of total long-term investments on February 28, 1999, to 24.0% on February 29, 2000. Other purchases during the reporting period included bonds for Maricopa County GO - Tempe Elementary and Pima County IDA SFMR Bonds.



PORTFOLIO BREAKDOWN
Franklin Arizona Insured
Tax-Free Income Fund
2/29/00

                                             % OF TOTAL
                                               LONG-TERM
SECTOR                                        INVESTMENTS
---------------------------------------------------------
General Obligation                               24.3%

Hospital & Health Care                           24.0%

Utilities                                        15.5%

Housing                                           8.7%

Prerefunded                                       7.8%

Subject to Government Appropriation               7.7%

Transportation                                    5.4%

Tax-Supported                                     2.8%

Higher Education                                  2.5%

Other Revenue                                     1.3%




(5) Source: Moody's Investors Service.

(6) Source: Joint Legislative Budget Committee Fiscal Policy Analysis for the Arizona Legislature, 1/2000.

(7) Source: Lehman Brothers. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The fund's investment return and share price fluctuate with market conditions. Index is unmanaged and includes reinvested interest. One cannot invest directly in an index.


Your fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary on page 7 shows that at the end of this reporting period, the fund's distribution rate was 4.72%, based on an annualization of the current 4.05 cent ($0.0405) per share dividend and the maximum offering price of $10.29 on February 29, 2000. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and Arizona state personal income tax bracket of 42.64% would need to earn 8.23% from a taxable investment to match the fund's tax-free distribution rate.

Arizona's bond issuance decreased 20.8% from 1998, for $3.307 billion issuance in 1999.(8) We expect the municipal bond supply to remain stable in 2000. Combined with strong retail demand for Arizona paper, this should help maintain the state's municipal bonds as attractive investments.


(8) Source: The Bond Buyer, 1/3/2000.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 29, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

ONE-YEAR PERFORMANCE SUMMARY AS OF 2/29/00

One-year total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A
One-Year Total Return                  -4.68%
Net Asset Value (NAV)                  $9.85 (2/29/00)          $10.84 (2/28/99)
Change in NAV                          -$0.99
Distributions (3/1/99-2/29/00)         Dividend Income          $0.4869



ADDITIONAL PERFORMANCE

                                                                         INCEPTION
CLASS A                                                 1-YEAR   5-YEAR  (4/30/93)
------------------------------------------------------------------------------------
Cumulative Total Return(1)                              -4.68%   +29.98%  +39.12%

Average Annual Total Return(2)                          -8.72%    +4.48%   +4.29%


SHARE CLASS                                                                  A
------------------------------------------------------------------------------------
Distribution Rate(3)                                                       4.72%

Taxable Equivalent Distribution Rate(4)                                    8.23%

30-Day Standardized Yield(5)                                               4.77%

Taxable Equivalent Yield(4)                                                8.32%



FRANKLIN ARIZONA INSURED
TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a higher initial sales charge; thus actual total returns may be slightly lower. Past expense reductions by the fund's manager increased the fund's total return.
--------------------------------------------------------------------------------


(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge.

(3) Distribution rate is based on an annualization of the 4.05 cent per share current monthly dividend and the maximum offering price of $10.29 per share on February 29, 2000.

(4) Taxable equivalent distribution rate and yield assume the published rates as of March 15, 2000, for the maximum combined federal and Arizona state personal income tax bracket of 42.64%, based on the federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the month ended February 29, 2000.



--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



For updated performance figures, please see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN ARIZONA INSURED
TAX-FREE INCOME FUND




AVERAGE ANNUAL TOTAL RETURN
2/29/00

CLASS A
-------------------------------------
1-Year                        -8.72%

5-Year                        +4.48%

Since Inception (4/30/93)     +4.29%


TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged index, which includes approximately 38,000 municipal securities from across the country, differs from the fund in composition, does not pay management fees or expenses and includes reinvested interest. One cannot invest directly in an index. For the periods shown, performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


                              [CLASS A LINE GRAPH]

The following line graph compares the performance of the Franklin Arizona Insured Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 4/30/93 to 2/29/00.

-----------------------------------------------------------------------------------------------------------
                           Franklin Arizona Insured Tax-Free      Lehman Brothers Municipal      CPI
                                  Income Fund-Class A                    Bond Index
-----------------------------------------------------------------------------------------------------------
     04/30/1993                      $ 9,579                             $10,000                    $10,000
     05/31/1993    0.70%             $ 9,646                0.56%        $10,056            0.14%   $10,014
     06/30/1993    1.99%             $ 9,838                1.67%        $10,224            0.14%   $10,028
     07/31/1993    0.14%             $ 9,852                0.13%        $10,237            0.00%   $10,028
     08/31/1993    2.22%             $10,070                2.08%        $10,450            0.28%   $10,056
     09/30/1993    1.27%             $10,198                1.14%        $10,569            0.21%   $10,077
     10/31/1993    0.02%             $10,200                0.19%        $10,589            0.41%   $10,119
     11/30/1993   -1.38%             $10,060               -0.88%        $10,496            0.07%   $10,126
     12/31/1993    2.89%             $10,350                2.11%        $10,718            0.00%   $10,126
     01/31/1994    1.38%             $10,493                1.14%        $10,840            0.27%   $10,153
     02/28/1994   -3.20%             $10,157               -2.59%        $10,559            0.34%   $10,187
     03/31/1994   -6.14%             $ 9,534               -4.07%        $10,129            0.34%   $10,222
     04/30/1994    0.98%             $ 9,627                0.85%        $10,215            0.14%   $10,236
     05/31/1994    1.01%             $ 9,724                0.87%        $10,304            0.07%   $10,244
     06/30/1994   -1.01%             $ 9,626               -0.61%        $10,241            0.34%   $10,278
     07/31/1994    2.44%             $ 9,861                1.83%        $10,429            0.27%   $10,306
     08/31/1994    0.17%             $ 9,878                0.35%        $10,465            0.40%   $10,347
     09/30/1994   -1.99%             $ 9,681               -1.47%        $10,312            0.27%   $10,375
     10/31/1994   -2.48%             $ 9,441               -1.78%        $10,128            0.07%   $10,383
     11/30/1994   -2.57%             $ 9,199               -1.81%         $9,945            0.13%   $10,396
     12/31/1994    3.21%             $ 9,494                2.20%        $10,163            0.00%   $10,396
     01/31/1995    4.14%             $ 9,887                2.86%        $10,454            0.40%   $10,438
     02/28/1995    3.70%             $10,253                2.91%        $10,758            0.40%   $10,479
     03/31/1995    1.43%             $10,399                1.15%        $10,882            0.33%   $10,514
     04/30/1995    0.02%             $10,401                0.12%        $10,895            0.33%   $10,549
     05/31/1995    3.64%             $10,780                3.19%        $11,243            0.20%   $10,570
     06/30/1995   -1.50%             $10,618               -0.87%        $11,145            0.20%   $10,591
     07/31/1995    0.57%             $10,679                0.95%        $11,251            0.00%   $10,591
     08/31/1995    1.46%             $10,835                1.27%        $11,394            0.26%   $10,618
     09/30/1995    0.74%             $10,915                0.63%        $11,465            0.20%   $10,640
     10/31/1995    1.67%             $11,097                1.45%        $11,632            0.33%   $10,675
     11/30/1995    2.39%             $11,362                1.66%        $11,825           -0.07%   $10,667
     12/31/1995    1.28%             $11,508                0.96%        $11,938           -0.07%   $10,660
     01/31/1996    0.55%             $11,571                0.76%        $12,029            0.59%   $10,723
     02/29/1996   -1.09%             $11,445               -0.68%        $11,947            0.32%   $10,757
     03/31/1996    2.57%             $11,739               -1.28%        $11,794            0.52%   $10,813
     04/30/1996   -0.31%             $11,703               -0.28%        $11,761            0.39%   $10,855
     05/31/1996   -0.09%             $11,692               -0.04%        $11,757            0.19%   $10,876
     06/30/1996    1.48%             $11,865                1.09%        $11,885            0.06%   $10,882
     07/31/1996    0.84%             $11,965                0.90%        $11,992            0.19%   $10,903
     08/31/1996   -0.21%             $11,940               -0.02%        $11,989            0.19%   $10,924
     09/30/1996    1.99%             $12,177                1.40%        $12,157            0.32%   $10,959
     10/31/1996    1.19%             $12,322                1.13%        $12,294            0.32%   $10,994
     11/30/1996    2.01%             $12,570                1.83%        $12,519            0.19%   $11,015
     12/31/1996   -0.55%             $12,501               -0.42%        $12,467            0.00%   $11,015
     01/31/1997   -4.30%             $11,963                0.19%        $12,491            0.32%   $11,050
     02/28/1997    0.92%             $12,073                0.92%        $12,605            0.31%   $11,084
     03/31/1997   -1.57%             $11,884               -1.33%        $12,438            0.25%   $11,112
     04/30/1997    1.02%             $12,005                0.84%        $12,542            0.12%   $11,125
     05/31/1997    1.65%             $12,203                1.51%        $12,732           -0.06%   $11,119
     06/30/1997    1.12%             $12,340                1.07%        $12,868            0.12%   $11,132
     07/31/1997    3.12%             $12,725                2.77%        $13,224            0.12%   $11,145
     08/31/1997   -1.27%             $12,563               -0.94%        $13,100            0.19%   $11,166
     09/30/1997    1.20%             $12,714                1.19%        $13,256            0.25%   $11,194
     10/31/1997    0.56%             $12,785                0.64%        $13,341            0.25%   $11,222
     11/30/1997    0.59%             $12,861                0.59%        $13,419           -0.06%   $11,216
     12/31/1997    1.67%             $13,075                1.46%        $13,615           -0.12%   $11,202
     01/31/1998    1.09%             $13,218                1.03%        $13,756            0.19%   $11,223
     02/28/1998   -0.04%             $13,213                0.03%        $13,760            0.19%   $11,245
     03/31/1998    0.16%             $13,234                0.09%        $13,772            0.19%   $11,266
     04/30/1998   -0.55%             $13,161               -0.45%        $13,710            0.18%   $11,286
     05/31/1998    1.72%             $13,387                1.58%        $13,927            0.18%   $11,307
     06/30/1998    0.30%             $13,427                0.39%        $13,981            0.12%   $11,320
     07/31/1998    0.36%             $13,476                0.25%        $14,016            0.12%   $11,334
     08/31/1998    1.53%             $13,682                1.55%        $14,233            0.12%   $11,347
     09/30/1998    1.21%             $13,848                1.25%        $14,411            0.12%   $11,361
     10/31/1998   -0.03%             $13,843                0.00%        $14,411            0.24%   $11,388
     11/30/1998    0.41%             $13,900                0.35%        $14,462            0.00%   $11,388
     12/31/1998    0.02%             $13,903                0.25%        $14,498           -0.06%   $11,381
     01/31/1999    0.96%             $14,036                1.19%        $14,670            0.24%   $11,409
     02/28/1999   -0.44%             $13,975               -0.44%        $14,606            0.12%   $11,422
     03/31/1999    0.27%             $14,012                0.14%        $14,626            0.30%   $11,457
     04/30/1999    0.20%             $14,040                0.25%        $14,663            0.73%   $11,540
     05/31/1999   -0.77%             $13,932               -0.58%        $14,578            0.00%   $11,540
     06/30/1999   -1.66%             $13,701               -1.44%        $14,368            0.00%   $11,540
     07/31/1999    0.27%             $13,738                0.36%        $14,420            0.30%   $11,575
     08/31/1999   -1.78%             $13,493               -0.80%        $14,304            0.24%   $11,603
     09/30/1999   -0.40%             $13,440                0.04%        $14,310            0.48%   $11,658
     10/31/1999   -1.80%             $13,198               -1.08%        $14,155            0.18%   $11,679
     11/30/1999    1.15%             $13,349                1.06%        $14,305            0.06%   $11,686
     12/31/1999   -1.39%             $13,164               -0.75%        $14,198            0.00%   $11,686
     01/31/2000   -0.41%             $13,110               -0.44%        $14,136            0.24%   $11,715
     02/29/2000                      $13,326                1.16%        $14,300            0.59%   $11,784

Total Return      33.26%                                   43.00%                          17.84%
------------------------------------------------------------------------------------------------------------

*Source: Standard & Poor's Micropal.


Past performance does not guarantee future results.


FRANKLIN FLORIDA INSURED
TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Florida Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting primarily of insured Florida municipal bonds.(1) In addition, the fund's shares are free from Florida's annual intangibles tax.
--------------------------------------------------------------------------------


STATE UPDATE

[FL STATE GRAPHIC]

Florida's economy benefited from strong growth in the service, construction and trade sectors, which employed more than 64% of the state's workforce during the year under review. Furthermore, the reporting period's favorable employment numbers show no signs of letting up in the near future. Calendar year 2000's projected 4.2% unemployment rate could be the lowest level Florida will record in 20 years.(2)

Within this favorable economic environment, Florida's fiscal year 1999 audit revealed healthy finances, as demonstrated by a substantial $3.5 billion general fund balance on June 30, 1999. At the same time, revenues for fiscal year 2000 were 2.1% above budgeted levels as of mid-February 2000, with an additional revenue surplus anticipated for fiscal year-end.(3)

One weak spot in Florida's fiscal outlook is its narrow tax base, principally sales tax, which increases the state's vulnerability to economic cycles. In a measure to mitigate this economic vulnerability, Florida has been building up its Budget Stabilization


DIVIDEND DISTRIBUTIONS*

Franklin Florida Insured Tax-Free
Income Fund - Class A
3/1/99 - 2/29/00

                    DIVIDEND
MONTH               PER SHARE
-----------------------------
March              4.10 cents

April              4.10 cents

May                4.10 cents

June               3.95 cents

July               3.95 cents

August             3.95 cents

September          3.95 cents

October            3.95 cents

November           3.95 cents

December           3.95 cents

January            3.95 cents

February           3.95 cents
-----------------------------
TOTAL             47.85 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


(1) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

The insurance guarantees the scheduled payment of principal and interest on the insured securities in the fund's portfolio, but does not guarantee the insured securities' market value, the value of the fund's shares, or the fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the fund if called upon to do so.

A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.

(2) Source: Moody's Investors Service, Global Credit Research, 2/18/2000.

(3) Source: Standard and Poor's Ratings Direct, 2/17/2000.



All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 49.


PORTFOLIO BREAKDOWN

Franklin Florida Insured
Tax-Free Income Fund
2/29/00

                                            % OF TOTAL
                                             LONG-TERM
SECTOR                                      INVESTMENTS
-------------------------------------------------------
Utilities                                      38.3%

Tax-Supported                                  11.7%

Other Revenue                                  11.5%

Hospital & Health Care                         10.6%

Prerefunded                                     9.6%

Housing                                         9.2%

Subject to Government Appropriation             6.1%

Transportation                                  2.1%

General Obligation                              0.9%


Reserve balance, which totaled $787 million on June 30, 1999.(3) The state's high population growth rate, while contributing to its economic strength, also places demands on infrastructure, leading to higher borrowing levels. Although manageable, Florida's debt levels have risen steadily in recent years, at a $866 net tax-supported per-capita debt rate, above the $540 national state median.(4)

Florida's diversified, service-based economy, fully-funded budget, past history of fiscal discipline and stabilization reserves equal to 5% of revenues should maintain the state's favorable credit outlook going forward.

PORTFOLIO NOTES

Generally rising interest rates during the reporting period resulted in decreasing bond prices, presenting challenges for municipal bond investors. For the 12 months ended February 29, 2000, the 30-year Treasury bond price fell 10.06%, and the Lehman Brothers Insured Municipal Bond Index was off 8.92%. By comparison, your fund's share price, as measured by net asset value, declined 8.74%.(5)

The rise in interest rates during the year created the opportunity to sell some portfolio holdings at tax losses, which can be carried forward in the portfolio to help offset current or future capital gains, and reinvest the proceeds at higher yields. Following this strategy, we sold Vero Beach Electric Revenue, Lake Mary Public Improvement Revenue, Lee County Solid Waste System Revenue, Gainesville Public Improvements and Alachua County School Board COP during the reporting period.



(4) Source: Moody's Investors Service.

(5) Source: Lehman Brothers. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The fund's investment return and share price fluctuate with market conditions. Index is unmanaged and includes reinvested interest. One cannot invest directly in an index.


When possible, the fund also sold prerefunded bonds to capture the premium and decrease call exposure. The fund's percentage of prerefunded bonds decreased from 11.9% of total long-term investments on February 28, 1999, to 9.6% on February 29, 2000. We extended the portfolio's maturity by selling lower-yielding bonds with weak call protection, and reinvesting the proceeds in current coupon bonds with longer maturities. Purchases during the reporting period included bonds for Tampa Water and Sewer Revenue, St. Lucie West Services District Utility Revenue, Polk County Capital Improvement Revenue, Palm Beach County School Board COP and Escambia County HFA, SFMR.

Your fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary on page 12 shows that at the end of this reporting period, the fund's distribution rate was 4.79%, based on an annualization of the current 4.01 cent ($0.0401) per share dividend and the maximum offering price of $10.04 on February 29, 2000. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum federal tax bracket of 39.6% would need to earn 7.93% from a taxable investment to match the fund's tax-free distribution rate.

Seeking to take advantage of recent, higher interest rates, we intend to maintain our investment strategy of buying current coupon bonds at a slight discount, as we attempt to provide shareholders with high, current, tax-free income.


WHAT IS A PREREFUNDED BOND?

When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase -- depending on their call date.

Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Our strategy aims to capture the bond's premium, increase the fund's call protection and protect its share value.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 29, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN FLORIDA INSURED
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a higher initial sales charge; thus actual total returns may be slightly lower. Past expense reductions by the fund's manager increased the fund's total return.
--------------------------------------------------------------------------------



(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge.

(3) Distribution rate is based on an annualization of the 4.01 cent per share current monthly dividend and the maximum offering price of $10.04 per share on February 29, 2000.

(4) Taxable equivalent distribution rate and yield assume the 2000 maximum federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the month ended February 29, 2000.



--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



ONE-YEAR PERFORMANCE SUMMARY AS OF 2/29/00

One-year total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
One-Year Total Return                  -4.22%
Net Asset Value (NAV)                  $9.61 (2/29/00)          $10.53 (2/28/99)
Change in NAV                          -$0.92
Distributions (3/1/99-2/29/00)         Dividend Income          $0.4785





ADDITIONAL PERFORMANCE

                                                                         INCEPTION
CLASS A                                                 1-YEAR   5-YEAR  (4/30/93)
-----------------------------------------------------------------------------------
Cumulative Total Return(1)                              -4.22%   +30.28%  +35.73%

Average Annual Total Return(2)                          -8.31%    +4.53%   +3.92%


SHARE CLASS                                                                  A
-----------------------------------------------------------------------------------
Distribution Rate(3)                                                       4.79%

Taxable Equivalent Distribution Rate(4)                                    7.93%

30-Day Standardized Yield(5)                                               4.72%

Taxable Equivalent Yield(4)                                                7.81%


For updated performance figures, please see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged index, which includes approximately 38,000 municipal securities from across the country, differs from the fund in composition, does not pay management fees or expenses and includes reinvested interest. One cannot invest directly in an index. For the periods shown, performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


                              [CLASS A LINE GRAPH]

The following line graph compares the performance of the Franklin Florida Insured Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 4/30/93 to 2/29/00.

-----------------------------------------------------------------------------------------------------------
                      Franklin Florida Insured Tax-Free       Lehman Brothers Municipal             CPI
                             Income Fund-Class A                      Bond Index
-----------------------------------------------------------------------------------------------------------
     04/30/1993                    $ 9,579                              $10,000                     $10,000
     05/31/1993   -0.30%           $ 9,550               0.56%          $10,056             0.14%   $10,014
     06/30/1993    1.60%           $ 9,703               1.67%          $10,224             0.14%   $10,028
     07/31/1993    0.34%           $ 9,736               0.13%          $10,237             0.00%   $10,028
     08/31/1993    2.07%           $ 9,938               2.08%          $10,450             0.28%   $10,056
     09/30/1993    1.02%           $10,039               1.14%          $10,569             0.21%   $10,077
     10/31/1993    0.33%           $10,072               0.19%          $10,589             0.41%   $10,119
     11/30/1993   -1.48%           $ 9,923              -0.88%          $10,496             0.07%   $10,126
     12/31/1993    3.02%           $10,223               2.11%          $10,718             0.00%   $10,126
     01/31/1994    1.10%           $10,335               1.14%          $10,840             0.27%   $10,153
     02/28/1994   -3.64%           $ 9,959              -2.59%          $10,559             0.34%   $10,187
     03/31/1994   -6.38%           $ 9,324              -4.07%          $10,129             0.34%   $10,222
     04/30/1994    0.78%           $ 9,396               0.85%          $10,215             0.14%   $10,236
     05/31/1994    0.70%           $ 9,462               0.87%          $10,304             0.07%   $10,244
     06/30/1994   -0.94%           $ 9,373              -0.61%          $10,241             0.34%   $10,278
     07/31/1994    2.93%           $ 9,648               1.83%          $10,429             0.27%   $10,306
     08/31/1994   -0.67%           $ 9,583               0.35%          $10,465             0.40%   $10,347
     09/30/1994   -2.07%           $ 9,385              -1.47%          $10,312             0.27%   $10,375
     10/31/1994   -3.33%           $ 9,072              -1.78%          $10,128             0.07%   $10,383
     11/30/1994   -2.36%           $ 8,858              -1.81%           $9,945             0.13%   $10,396
     12/31/1994    4.02%           $ 9,214               2.20%          $10,163             0.00%   $10,396
     01/31/1995    4.36%           $ 9,616               2.86%          $10,454             0.40%   $10,438
     02/28/1995    3.79%           $ 9,980               2.91%          $10,758             0.40%   $10,479
     03/31/1995    0.93%           $10,073               1.15%          $10,882             0.33%   $10,514
     04/30/1995    0.11%           $10,084               0.12%          $10,895             0.33%   $10,549
     05/31/1995    3.73%           $10,460               3.19%          $11,243             0.20%   $10,570
     06/30/1995   -1.47%           $10,307              -0.87%          $11,145             0.20%   $10,591
     07/31/1995    0.67%           $10,376               0.95%          $11,251             0.00%   $10,591
     08/31/1995    1.27%           $10,508               1.27%          $11,394             0.26%   $10,618
     09/30/1995    0.75%           $10,586               0.63%          $11,465             0.20%   $10,640
     10/31/1995    1.91%           $10,789               1.45%          $11,632             0.33%   $10,675
     11/30/1995    2.14%           $11,019               1.66%          $11,825            -0.07%   $10,667
     12/31/1995    1.40%           $11,174               0.96%          $11,938            -0.07%   $10,660
     01/31/1996    0.25%           $11,202               0.76%          $12,029             0.59%   $10,723
     02/29/1996   -1.14%           $11,074              -0.68%          $11,947             0.32%   $10,757
     03/31/1996    2.53%           $11,354              -1.28%          $11,794             0.52%   $10,813
     04/30/1996   -0.43%           $11,305              -0.28%          $11,761             0.39%   $10,855
     05/31/1996    0.08%           $11,314              -0.04%          $11,757             0.19%   $10,876
     06/30/1996    1.41%           $11,474               1.09%          $11,885             0.06%   $10,882
     07/31/1996    1.05%           $11,594               0.90%          $11,992             0.19%   $10,903
     08/31/1996   -0.14%           $11,578              -0.02%          $11,989             0.19%   $10,924
     09/30/1996    2.03%           $11,813               1.40%          $12,157             0.32%   $10,959
     10/31/1996    0.82%           $11,910               1.13%          $12,294             0.32%   $10,994
     11/30/1996    1.87%           $12,133               1.83%          $12,519             0.19%   $11,015
     12/31/1996   -0.59%           $12,061              -0.42%          $12,467             0.00%   $11,015
     01/31/1997   -4.47%           $11,522               0.19%          $12,491             0.32%   $11,050
     02/28/1997    1.03%           $11,641               0.92%          $12,605             0.31%   $11,084
     03/31/1997   -1.65%           $11,449              -1.33%          $12,438             0.25%   $11,112
     04/30/1997    1.04%           $11,568               0.84%          $12,542             0.12%   $11,125
     05/31/1997    1.49%           $11,740               1.51%          $12,732            -0.06%   $11,119
     06/30/1997    1.15%           $11,875               1.07%          $12,868             0.12%   $11,132
     07/31/1997    3.32%           $12,269               2.77%          $13,224             0.12%   $11,145
     08/31/1997   -1.14%           $12,129              -0.94%          $13,100             0.19%   $11,166
     09/30/1997    1.13%           $12,266               1.19%          $13,256             0.25%   $11,194
     10/31/1997    0.95%           $12,383               0.64%          $13,341             0.25%   $11,222
     11/30/1997    0.69%           $12,468               0.59%          $13,419            -0.06%   $11,216
     12/31/1997    1.61%           $12,669               1.46%          $13,615            -0.12%   $11,202
     01/31/1998    1.10%           $12,809               1.03%          $13,756             0.19%   $11,223
     02/28/1998   -0.06%           $12,801               0.03%          $13,760             0.19%   $11,245
     03/31/1998    0.15%           $12,820               0.09%          $13,772             0.19%   $11,266
     04/30/1998   -0.29%           $12,783              -0.45%          $13,710             0.18%   $11,286
     05/31/1998    1.37%           $12,958               1.58%          $13,927             0.18%   $11,307
     06/30/1998    0.40%           $13,010               0.39%          $13,981             0.12%   $11,320
     07/31/1998    0.45%           $13,068               0.25%          $14,016             0.12%   $11,334
     08/31/1998    1.47%           $13,260               1.55%          $14,233             0.12%   $11,347
     09/30/1998    0.95%           $13,386               1.25%          $14,411             0.12%   $11,361
     10/31/1998    0.15%           $13,407               0.00%          $14,411             0.24%   $11,388
     11/30/1998    0.70%           $13,500               0.35%          $14,462             0.00%   $11,388
     12/31/1998    0.11%           $13,515               0.25%          $14,498            -0.06%   $11,381
     01/31/1999    0.88%           $13,634               1.19%          $14,670             0.24%   $11,409
     02/28/1999   -0.46%           $13,571              -0.44%          $14,606             0.12%   $11,422
     03/31/1999    0.26%           $13,607               0.14%          $14,626             0.30%   $11,457
     04/30/1999    0.10%           $13,620               0.25%          $14,663             0.73%   $11,540
     05/31/1999   -0.61%           $13,537              -0.58%          $14,578             0.00%   $11,540
     06/30/1999   -1.52%           $13,331              -1.44%          $14,368             0.00%   $11,540
     07/31/1999    0.17%           $13,354               0.36%          $14,420             0.30%   $11,575
     08/31/1999   -1.35%           $13,174              -0.80%          $14,304             0.24%   $11,603
     09/30/1999   -0.52%           $13,105               0.04%          $14,310             0.48%   $11,658
     10/31/1999   -1.75%           $12,876              -1.08%          $14,155             0.18%   $11,679
     11/30/1999    1.07%           $13,014               1.06%          $14,305             0.06%   $11,686
     12/31/1999   -0.92%           $12,894              -0.75%          $14,198             0.00%   $11,686
     01/31/2000   -0.53%           $12,826              -0.44%          $14,136             0.24%   $11,715
     02/29/2000                    $13,001               1.16%          $14,300             0.59%   $11,784

Total Return                        30.01%                              43.00%                     17.84%
------------------------------------------------------------------------------------------------------------

*Source: Standard & Poor's Micropal.


Past performance does not guarantee future results.

PORTFOLIO BREAKDOWN

Franklin Insured
Tax-Free Income Fund
2/29/00

                                            % OF TOTAL
                                             LONG-TERM
SECTOR                                      INVESTMENTS
-------------------------------------------------------
Hospital & Health Care                         26.9%

Prerefunded                                    21.0%

Utilities                                      19.7%

Transportation                                  6.8%

General Obligation                              6.6%

Higher Education                                6.1%

Housing                                         3.7%

Subject to Government Appropriation             3.3%

Tax-Supported                                   2.7%

Other Revenue Bonds                             2.3%

Corporate-Backed                                0.9%

FRANKLIN INSURED TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting primarily of insured municipal bonds.(1)
--------------------------------------------------------------------------------

PORTFOLIO NOTES

The fixed income markets reacted with caution to Federal Reserve Board (Fed) policy during the review period. The Fed took on a more aggressive posture regarding potential domestic inflationary tendencies, increasing the federal funds target rate four times, or a rise of one percent (100 basis points), to 5.75%. At the end of the reporting period, the Fed maintained a bias toward further increases. In the near term, we believe the economy's strength and inflationary pressures will determine the level of volatility affecting the fixed income markets.

Rising interest rates during the fund's reporting period proved challenging for the municipal bond market. The yield on the benchmark 30-year Treasury bond steadily increased from 5.58% on February 28, 1999, to 6.14% on February 29, 2000 -- reaching a high of 6.75% on January 20, 2000. Its price fell 10.06% for the same period, as bond prices fall when yields increase. The municipal bond market generally trended with the 30-year Treasury bond, and the Lehman Brothers Insured Municipal Bond Index lost 8.92% in price. By comparison, Franklin Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, declined 8.32%.(2)


(1) These dividends are generally subject to state and local income taxes, if any. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

The insurance guarantees the scheduled payment of principal and interest on the insured securities in the fund's portfolio, but does not guarantee the insured securities' market value, the value of the fund's shares, or the fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the fund if called upon to do so.

(2) Source: Lehman Brothers. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The fund's investment return and share price fluctuate with market conditions. Index is unmanaged and includes reinvested interest. One cannot invest directly in an index.


All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 53.

Recent marketplace volatility offered us the opportunity to purchase specialty state bonds to increase the fund's liquidity and take advantage of narrow yield spreads. Specialty state bonds historically trade at lower yields than other state bonds due to supply and demand characteristics. In down markets, specialty state bonds generally trade at yields close to national levels. As the bond market stabilizes, the yield ratios should return to historical levels, a situation which should prove beneficial for our specialty state bonds going forward. The fund also added to its allocation of insured hospital bonds. As the fixed income market declined, hospital bonds fell out of favor, enabling us to purchase them at what we felt were advantageous levels. Some of the fund's purchases were University of Colorado Hospital Authority Revenue, Georgia Medical Center Hospital Authority Revenue, Atlanta (GA) Water and Wastewater Revenue, Mesa (AZ) IDAR Discovery Health System, and Harris County (TX) Health Facilities Development Corp. Revenue bonds.

We made most of our purchases in the new-issue market as we believed many deals coming to market were priced attractively. Furthermore, we sold bonds in the secondary market attempting to take tax losses that can be used to help offset current or future capital gains, possibly lowering shareholders' future tax liabilities. To meet redemptions, the fund primarily sold securities that were trading at relatively favorable market prices -- mostly specialty state bonds with lower coupons. During the reporting period, the fund sold Florida State Turnpike Authority Revenue, Lee Co. (FL) Solid Waste System Revenue, Atlanta
(GA) Water and Wastewater Revenue, Port Authority of New York and New Jersey Revenue, Jefferson County (KY) Health Facilities, Kent Hospital (MI) Finance Authority Health Care Revenue, and Wisconsin State Health and Educational Revenue bonds.

Your fund offers a notable tax advantage over a comparable taxable investment. On page 19, the Performance Summary shows that at the end of this reporting period, the fund's Class A shares' distribution rate was 5.16%, based on an annualization of the current 5.05 cent ($0.0505) per share dividend and the maximum offering price of $11.74 on February 29, 2000. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum federal personal income tax bracket of 39.6% would need to earn 8.54% from a taxable investment to match the fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and taxable equivalent distribution rates for Class B and C shares.

Looking forward, we will continue attempting to take advantage of the recently higher interest-rate environment, seeking to provide shareholders with high, current tax-free income. Please keep in mind that interest rates, and therefore bond prices, rise and fall depending on domestic and global economic factors. Such fluctuations are a normal part of investing, and one should expect this when investing in any security, including municipal bonds. However, municipal bond funds such as Franklin Insured Tax-Free Income Fund can help to lower such volatility, as they offer a level of diversification that is difficult for individual investors to achieve on their own.

DIVIDEND DISTRIBUTIONS*

Franklin Insured Tax-Free Income Fund
3/1/99 - 2/29/00


                                              DIVIDEND PER SHARE
                                   -------------------------------------------
MONTH                                 CLASS A      CLASS B**       CLASS C
------------------------------------------------------------------------------
March                               5.10 cents        --           4.47 cents

April                               5.10 cents        --           4.47 cents

May                                 5.10 cents        --           4.47 cents

June                                5.05 cents        --           4.50 cents

July                                5.05 cents        --           4.50 cents

August                              5.05 cents        --           4.50 cents

September                           5.05 cents        --           4.53 cents

October                             5.05 cents        --           4.53 cents

November                            5.05 cents        --           4.53 cents

December                            5.05 cents        --           4.53 cents

January                             5.05 cents        --           4.53 cents

February                            5.05 cents     2.88 cents      4.53 cents
------------------------------------------------------------------------------
TOTAL                              60.75 CENTS     2.88 CENTS     54.09 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

**Effective February 1, 2000, the fund began offering Class B shares to investors. See the prospectus for details.





--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 29, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN INSURED
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


ONE-YEAR PERFORMANCE SUMMARY AS OF 2/29/00

One-year and aggregate total returns do not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
One-Year Total Return                  -3.21%
Net Asset Value (NAV)                  $11.24 (2/29/00)             $12.26 (2/28/99)
Change in NAV                          -$1.02
Distributions (3/1/99-2/29/00)         Dividend Income              $0.6075
                                       Short-Term Capital Gain      $0.0032
                                       Long-Term Capital Gain       $0.0179
                                       ------------------------------------
                                       Total                        $0.6286


CLASS B
Aggregate Total Return                 +1.31%
Net Asset Value (NAV)                  $11.24 (2/29/00)             $11.14 (2/1/00)
Change in NAV                          +$0.10
Distributions (2/1/00-2/29/00)         Dividend Income              $0.0288


CLASS C
One-Year Total Return                  -3.74%
Net Asset Value (NAV)                  $11.31 (2/29/00)             $12.33 (2/28/99)
Change in NAV                          -$1.02
Distributions (3/1/99-2/29/00)         Dividend Income              $0.5409
                                       Short-Term Capital Gain      $0.0032
                                       Long-Term Capital Gain       $0.0179
                                       ------------------------------------
                                       Total                        $0.5620



Franklin Insured Tax-Free Income Fund paid distributions derived from long-term capital gains of 1.79 cents ($0.0179) per share in June 1999. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852(b)(3).



Past performance does not guarantee future results.


ADDITIONAL PERFORMANCE


                                                                            INCEPTION
CLASS A                                        1-YEAR  5-YEAR    10-YEAR    (4/3/85)
---------------------------------------------------------------------------------------
Cumulative Total Return(1)                     -3.21%  +26.05%   +84.15%    +193.65%

Average Annual Total Return(2)                 -7.29%   +3.84%    +5.84%      +7.18%


                                                                             INCEPTION
CLASS B                                                                      (2/1/00)
---------------------------------------------------------------------------------------
Cumulative Total Return(1)                                                    +1.31%

Aggregate Total Return(2)                                                     -2.69%


                                                                             INCEPTION
CLASS C                                                  1-YEAR    3-YEAR    (5/1/95)
---------------------------------------------------------------------------------------
Cumulative Total Return(1)                               -3.74%    +8.80%     +21.94%

Average Annual Total Return(2)                           -5.57%    +2.52%      +3.98%


SHARE CLASS                                                 A         B        C
---------------------------------------------------------------------------------------
Distribution Rate(3)                                      5.16%     4.84%      4.76%

Taxable Equivalent Distribution Rate(4)                   8.54%     8.01%      7.88%

30-Day Standardized Yield(5)                              4.96%     4.66%      4.58%

Taxable Equivalent Yield(4)                               8.21%     7.72%      7.58%



(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Since Class B shares have existed for less than one year, aggregate total return for that class represents total return since inception, including the maximum sales charge.

(3) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (net asset value price for Class B) per share on February 29, 2000.

(4) Taxable equivalent distribution rate and yield assume the 2000 maximum federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the month ended February 29, 2000.



--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



For updated performance figures, please see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.



Past performance does not guarantee future results.


FRANKLIN INSURED
TAX-FREE INCOME FUND


AVERAGE ANNUAL TOTAL RETURN 2/29/00

CLASS A
---------------------------------
1-Year                     -7.29%

5-Year                     +3.84%

10-Year                    +5.84%

Since Inception (4/3/85)   +7.18%


AVERAGE ANNUAL TOTAL RETURN 2/29/00

CLASS C
-----------------------------------
1-Year                     -5.57%

3-Year                     +2.52%

Since Inception (5/1/95)   +3.98%


TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged index, which includes approximately 38,000 municipal securities from across the country, differs from the fund in composition, does not pay management fees or expenses and includes reinvested interest. One cannot invest directly in an index. For the periods shown, performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


                             [CLASS A LINE GRAPH]

The following line graph compares the performance of the Franklin Insured Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/90 to 2/29/00.

-----------------------------------------------------------------------------------------------------------
Date                      Franklin Insured Tax-Free Income     Lehman Brothers Municipal         CPI
                                    Fund-Class A                      Bond Index
-----------------------------------------------------------------------------------------------------------
     03/01/1990                              $ 9,572                   $10,000                      $10,000
     03/31/1990    -0.03%                    $ 9,569    0.03%          $10,003              0.55%   $10,055
     04/30/1990    -0.92%                    $ 9,481   -0.72%           $9,931              0.16%   $10,071
     05/31/1990     2.33%                    $ 9,702    2.18%          $10,147              0.23%   $10,094
     06/30/1990     0.87%                    $ 9,786    0.88%          $10,237              0.54%   $10,149
     07/31/1990     1.67%                    $ 9,950    1.47%          $10,387              0.38%   $10,187
     08/31/1990    -2.41%                    $ 9,710   -1.45%          $10,237              0.92%   $10,281
     09/30/1990     0.76%                    $ 9,784    0.06%          $10,243              0.84%   $10,367
     10/31/1990     1.49%                    $ 9,930    1.82%          $10,429              0.60%   $10,430
     11/30/1990     2.10%                    $10,138    2.01%          $10,639              0.22%   $10,453
     12/31/1990     0.30%                    $10,169    0.43%          $10,685              0.00%   $10,453
     01/31/1991     1.64%                    $10,335    1.34%          $10,828              0.60%   $10,515
     02/28/1991     0.65%                    $10,403    0.87%          $10,922              0.15%   $10,531
     03/31/1991     0.39%                    $10,443    0.03%          $10,925              0.15%   $10,547
     04/30/1991     1.44%                    $10,593    1.34%          $11,072              0.15%   $10,563
     05/31/1991     0.65%                    $10,662    0.89%          $11,170              0.30%   $10,594
     06/30/1991    -0.05%                    $10,657   -0.10%          $11,159              0.29%   $10,625
     07/31/1991     1.35%                    $10,801    1.22%          $11,295              0.15%   $10,641
     08/31/1991     0.82%                    $10,889    1.32%          $11,444              0.29%   $10,672
     09/30/1991     1.34%                    $11,035    1.30%          $11,593              0.44%   $10,719
     10/31/1991     0.64%                    $11,106    0.90%          $11,697              0.15%   $10,735
     11/30/1991    -0.05%                    $11,100    0.28%          $11,730              0.29%   $10,766
     12/31/1991     2.03%                    $11,326    2.15%          $11,982              0.07%   $10,774
     01/31/1992     0.55%                    $11,388    0.23%          $12,010              0.15%   $10,790
     02/29/1992     0.12%                    $11,402    0.03%          $12,013              0.36%   $10,829
     03/31/1992     0.32%                    $11,438    0.03%          $12,017              0.51%   $10,884
     04/30/1992     0.78%                    $11,527    0.89%          $12,124              0.14%   $10,899
     05/31/1992     1.47%                    $11,697    1.18%          $12,267              0.14%   $10,914
     06/30/1992     1.30%                    $11,849    1.68%          $12,473              0.36%   $10,954
     07/31/1992     3.66%                    $12,283    3.00%          $12,847              0.21%   $10,977
     08/31/1992    -1.36%                    $12,116   -0.97%          $12,723              0.28%   $11,007
     09/30/1992     0.15%                    $12,134    0.65%          $12,805              0.28%   $11,038
     10/31/1992    -1.64%                    $11,935   -0.98%          $12,680              0.35%   $11,077
     11/30/1992     2.42%                    $12,224    1.79%          $12,907              0.14%   $11,092
     12/31/1992     1.35%                    $12,389    1.02%          $13,039             -0.07%   $11,085
     01/31/1993     1.32%                    $12,552    1.16%          $13,190              0.49%   $11,139
     02/28/1993     2.84%                    $12,909    3.62%          $13,667              0.35%   $11,178
     03/31/1993    -0.54%                    $12,839   -1.06%          $13,522              0.35%   $11,217
     04/30/1993     0.68%                    $12,926    1.01%          $13,659              0.28%   $11,248
     05/31/1993     0.38%                    $12,975    0.56%          $13,735              0.14%   $11,264
     06/30/1993     1.72%                    $13,198    1.67%          $13,965              0.14%   $11,280
     07/31/1993     0.17%                    $13,221    0.13%          $13,983              0.00%   $11,280
     08/31/1993     2.05%                    $13,492    2.08%          $14,274              0.28%   $11,311
     09/30/1993     1.09%                    $13,639    1.14%          $14,437              0.21%   $11,335
     10/31/1993     0.13%                    $13,657    0.19%          $14,464              0.41%   $11,382
     11/30/1993    -0.31%                    $13,614   -0.88%          $14,337              0.07%   $11,390
     12/31/1993     1.79%                    $13,858    2.11%          $14,639              0.00%   $11,390
     01/31/1994     0.95%                    $13,990    1.14%          $14,806              0.27%   $11,420
     02/28/1994    -2.02%                    $13,707   -2.59%          $14,423              0.34%   $11,459
     03/31/1994    -3.17%                    $13,273   -4.07%          $13,836              0.34%   $11,498
     04/30/1994     0.41%                    $13,327    0.85%          $13,953              0.14%   $11,514
     05/31/1994     0.69%                    $13,419    0.87%          $14,075              0.07%   $11,522
     06/30/1994    -0.36%                    $13,371   -0.61%          $13,989              0.34%   $11,562
     07/31/1994     1.58%                    $13,582    1.83%          $14,245              0.27%   $11,593
     08/31/1994     0.26%                    $13,617    0.35%          $14,295              0.40%   $11,639
     09/30/1994    -0.92%                    $13,492   -1.47%          $14,084              0.27%   $11,671
     10/31/1994    -1.28%                    $13,319   -1.78%          $13,834              0.07%   $11,679
     11/30/1994    -1.68%                    $13,096   -1.81%          $13,583              0.13%   $11,694
     12/31/1994     2.01%                    $13,359    2.20%          $13,882              0.00%   $11,694
     01/31/1995     2.35%                    $13,673    2.86%          $14,279              0.40%   $11,741
     02/28/1995     2.31%                    $13,989    2.91%          $14,695              0.40%   $11,788
     03/31/1995     0.87%                    $14,110    1.15%          $14,864              0.33%   $11,827
     04/30/1995     0.20%                    $14,138    0.12%          $14,882              0.33%   $11,866
     05/31/1995     2.27%                    $14,459    3.19%          $15,356              0.20%   $11,889
     06/30/1995    -0.48%                    $14,390   -0.87%          $15,223              0.20%   $11,913
     07/31/1995     0.50%                    $14,462    0.95%          $15,367              0.00%   $11,913
     08/31/1995     0.89%                    $14,591    1.27%          $15,563              0.26%   $11,944
     09/30/1995     0.47%                    $14,659    0.63%          $15,661              0.20%   $11,968
     10/31/1995     1.26%                    $14,844    1.45%          $15,888              0.33%   $12,007
     11/30/1995     1.37%                    $15,047    1.66%          $16,151             -0.07%   $11,999
     12/31/1995     0.86%                    $15,177    0.96%          $16,306             -0.07%   $11,991
     01/31/1996     0.58%                    $15,265    0.76%          $16,430              0.59%   $12,061
     02/29/1996    -0.41%                    $15,202   -0.68%          $16,319              0.32%   $12,100
     03/31/1996    -1.00%                    $15,050   -1.28%          $16,110              0.52%   $12,163
     04/30/1996    -0.26%                    $15,011   -0.28%          $16,065              0.39%   $12,210
     05/31/1996     0.19%                    $15,039   -0.04%          $16,058              0.19%   $12,234
     06/30/1996     0.96%                    $15,184    1.09%          $16,233              0.06%   $12,241
     07/31/1996     0.67%                    $15,286    0.90%          $16,379              0.19%   $12,264
     08/31/1996     0.15%                    $15,309   -0.02%          $16,376              0.19%   $12,287
     09/30/1996     1.24%                    $15,498    1.40%          $16,605              0.32%   $12,327
     10/31/1996     0.88%                    $15,635    1.13%          $16,793              0.32%   $12,366
     11/30/1996     1.37%                    $15,849    1.83%          $17,100              0.19%   $12,390
     12/31/1996    -0.24%                    $15,811   -0.42%          $17,028              0.00%   $12,390
     01/31/1997     0.13%                    $15,831    0.19%          $17,061              0.32%   $12,429
     02/28/1997     0.71%                    $15,944    0.92%          $17,218              0.31%   $12,468
     03/31/1997    -0.92%                    $15,797   -1.33%          $16,989              0.25%   $12,499
     04/30/1997     0.70%                    $15,908    0.84%          $17,131              0.12%   $12,514
     05/31/1997     1.17%                    $16,094    1.51%          $17,390             -0.06%   $12,507
     06/30/1997     0.89%                    $16,237    1.07%          $17,576              0.12%   $12,522
     07/31/1997     2.35%                    $16,619    2.77%          $18,063              0.12%   $12,537
     08/31/1997    -0.86%                    $16,476   -0.94%          $17,893              0.19%   $12,560
     09/30/1997     1.03%                    $16,645    1.19%          $18,106              0.25%   $12,592
     10/31/1997     0.64%                    $16,752    0.64%          $18,222              0.25%   $12,623
     11/30/1997     0.66%                    $16,863    0.59%          $18,330             -0.06%   $12,616
     12/31/1997     1.38%                    $17,095    1.46%          $18,597             -0.12%   $12,601
     01/31/1998     0.86%                    $17,242    1.03%          $18,789              0.19%   $12,624
     02/28/1998    -0.04%                    $17,235    0.03%          $18,794              0.19%   $12,648
     03/31/1998     0.23%                    $17,275    0.09%          $18,811              0.19%   $12,672
     04/30/1998    -0.31%                    $17,221   -0.45%          $18,727              0.18%   $12,695
     05/31/1998     1.42%                    $17,466    1.58%          $19,023              0.18%   $12,718
     06/30/1998     0.48%                    $17,550    0.39%          $19,097              0.12%   $12,733
     07/31/1998     0.31%                    $17,604    0.25%          $19,145              0.12%   $12,749
     08/31/1998     1.34%                    $17,840    1.55%          $19,441              0.12%   $12,764
     09/30/1998     1.13%                    $18,042    1.25%          $19,684              0.12%   $12,779
     10/31/1998     0.05%                    $18,051    0.00%          $19,684              0.24%   $12,810
     11/30/1998     0.35%                    $18,114    0.35%          $19,753              0.00%   $12,810
     12/31/1998     0.10%                    $18,132    0.25%          $19,803             -0.06%   $12,802
     01/31/1999     0.91%                    $18,297    1.19%          $20,038              0.24%   $12,833
     02/28/1999    -0.40%                    $18,224   -0.44%          $19,950              0.12%   $12,848
     03/31/1999     0.32%                    $18,282    0.14%          $19,978              0.30%   $12,887
     04/30/1999     0.17%                    $18,313    0.25%          $20,028              0.73%   $12,981
     05/31/1999    -0.53%                    $18,216   -0.58%          $19,912              0.00%   $12,981
     06/30/1999    -1.29%                    $17,981   -1.44%          $19,625              0.00%   $12,981
     07/31/1999     0.15%                    $18,008    0.36%          $19,696              0.30%   $13,020
     08/31/1999    -1.22%                    $17,788   -0.80%          $19,538              0.24%   $13,051
     09/30/1999    -0.18%                    $17,756    0.04%          $19,546              0.48%   $13,114
     10/31/1999    -1.41%                    $17,506   -1.08%          $19,335              0.18%   $13,137
     11/30/1999     1.01%                    $17,683    1.06%          $19,540              0.06%   $13,145
     12/31/1999    -0.95%                    $17,515   -0.75%          $19,393              0.00%   $13,145
     01/31/2000    -0.62%                    $17,406   -0.44%          $19,308              0.24%   $13,177
     02/29/2000     1.33%                    $17,632    1.16%          $19,532              0.59%   $13,255

Total Return                                  76.32%                    95.32%                       32.55%
------------------------------------------------------------------------------------------------------------



                              [CLASS C LINE GRAPH]


The following line graph compares the performance of the Franklin Insured Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/29/00.

----------------------------------------------------------------------------------------------------------
Date                       Franklin Insured Tax-Free Income      Lehman Brothers Municipal       CPI
                                     Fund-Class C                        Bond Index
----------------------------------------------------------------------------------------------------------
     05/01/1995                      $9,901                              $10,000                   $10,000
     05/31/1995    2.38%            $10,137                3.19%         $10,319            0.20%  $10,020
     06/30/1995   -0.45%            $10,091               -0.87%         $10,229            0.20%  $10,040
     07/31/1995    0.45%            $10,136                0.95%         $10,326            0.00%  $10,040
     08/31/1995    0.84%            $10,222                1.27%         $10,458            0.26%  $10,066
     09/29/1995    0.51%            $10,274                0.63%         $10,523            0.20%  $10,086
     10/31/1995    1.20%            $10,397                1.45%         $10,676            0.33%  $10,120
     11/30/1995    1.23%            $10,525                1.66%         $10,853           -0.07%  $10,112
     12/29/1995    0.89%            $10,619                0.96%         $10,957           -0.07%  $10,105
     01/31/1996    0.52%            $10,674                0.76%         $11,041            0.59%  $10,165
     02/29/1996   -0.44%            $10,627               -0.68%         $10,966            0.32%  $10,198
     03/29/1996   -1.05%            $10,515               -1.28%         $10,825            0.52%  $10,251
     04/30/1996   -0.22%            $10,492               -0.28%         $10,795            0.39%  $10,291
     05/31/1996    0.14%            $10,507               -0.04%         $10,791            0.19%  $10,310
     06/28/1996    0.91%            $10,602                1.09%         $10,908            0.06%  $10,316
     07/31/1996    0.71%            $10,678                0.90%         $11,006            0.19%  $10,336
     08/30/1996    0.03%            $10,681               -0.02%         $11,004            0.19%  $10,356
     09/30/1996    1.19%            $10,808                1.40%         $11,158            0.32%  $10,389
     10/31/1996    0.83%            $10,898                1.13%         $11,284            0.32%  $10,422
     11/29/1996    1.31%            $11,040                1.83%         $11,491            0.19%  $10,442
     12/31/1996   -0.29%            $11,008               -0.42%         $11,443            0.00%  $10,442
     01/31/1997    0.08%            $11,017                0.19%         $11,464            0.32%  $10,475
     02/28/1997    0.74%            $11,099                0.92%         $11,570            0.31%  $10,508
     03/31/1997   -1.05%            $10,982               -1.33%         $11,416            0.25%  $10,534
     04/30/1997    0.73%            $11,062                0.84%         $11,512            0.12%  $10,547
     05/31/1997    1.11%            $11,185                1.51%         $11,686           -0.06%  $10,540
     06/30/1997    0.84%            $11,279                1.07%         $11,811            0.12%  $10,553
     07/31/1997    2.29%            $11,537                2.77%         $12,138            0.12%  $10,565
     08/31/1997   -0.90%            $11,434               -0.94%         $12,024            0.19%  $10,586
     09/30/1997    0.97%            $11,544                1.19%         $12,167            0.25%  $10,612
     10/31/1997    0.59%            $11,613                0.64%         $12,245            0.25%  $10,639
     11/30/1997    0.61%            $11,683                0.59%         $12,317           -0.06%  $10,632
     12/31/1997    1.41%            $11,848                1.46%         $12,497           -0.12%  $10,619
     01/31/1998    0.73%            $11,935                1.03%         $12,626            0.19%  $10,640
     02/28/1998   -0.01%            $11,933                0.03%         $12,629            0.19%  $10,660
     03/31/1998    0.10%            $11,945                0.09%         $12,641            0.19%  $10,680
     04/30/1998   -0.36%            $11,902               -0.45%         $12,584            0.18%  $10,699
     05/31/1998    1.44%            $12,074                1.58%         $12,783            0.18%  $10,719
     06/30/1998    0.43%            $12,126                0.39%         $12,832            0.12%  $10,731
     07/31/1998    0.26%            $12,157                0.25%         $12,865            0.12%  $10,744
     08/31/1998    1.29%            $12,314                1.55%         $13,064            0.12%  $10,757
     09/30/1998    1.08%            $12,447                1.25%         $13,227            0.12%  $10,770
     10/31/1998    0.00%            $12,447                0.00%         $13,227            0.24%  $10,796
     11/30/1998    0.30%            $12,484                0.35%         $13,274            0.00%  $10,796
     12/31/1998    0.05%            $12,491                0.25%         $13,307           -0.06%  $10,789
     01/31/1999    0.86%            $12,598                1.19%         $13,465            0.24%  $10,815
     02/28/1999   -0.44%            $12,543               -0.44%         $13,406            0.12%  $10,828
     03/31/1999    0.26%            $12,575                0.14%         $13,425            0.30%  $10,861
     04/30/1999    0.12%            $12,590                0.25%         $13,458            0.73%  $10,940
     05/31/1999   -0.57%            $12,519               -0.58%         $13,380            0.00%  $10,940
     06/30/1999   -1.33%            $12,352               -1.44%         $13,187            0.00%  $10,940
     07/31/1999    0.11%            $12,366                0.36%         $13,235            0.30%  $10,973
     08/31/1999   -1.18%            $12,220               -0.80%         $13,129            0.24%  $10,999
     09/30/1999   -0.31%            $12,182                0.04%         $13,134            0.48%  $11,052
     10/31/1999   -1.53%            $11,995               -1.08%         $12,992            0.18%  $11,072
     11/30/1999    1.05%            $12,121                1.06%         $13,130            0.06%  $11,079
     12/31/1999   -0.99%            $12,001               -0.75%         $13,032            0.00%  $11,079
     01/31/2000   -0.66%            $11,922               -0.44%         $12,974            0.24%  $11,105
     02/29/2000    1.28%            $12,073                1.16%         $13,125            0.59%  $11,171

Total Return                         20.73%                               31.25%                    11.71%
----------------------------------------------------------------------------------------------------------


*Source: Standard and Poor's Micropal.



Past performance does not guarantee future results.

FRANKLIN MASSACHUSETTS INSURED
TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Massachusetts Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Massachusetts state personal income taxes through a portfolio consisting primarily of insured Massachusetts municipal bonds.(1)
--------------------------------------------------------------------------------


COMMONWEALTH UPDATE

[MA STATE GRAPHIC]

As of January 2000, Standard & Poor's, an independent rating agency, upgraded Massachusetts' general obligation debt to AA-, to positive from stable, reflecting the commonwealth's strengthened and diversified economic base, as well as its recent history of prudent fiscal management.(2)

The high technology, financial services, education and health care industries underpinned the commonwealth's vibrant economy. Massachusetts' 9.5% high-technology employment concentration was the highest of any state in the U.S. at the end of the reporting period.(2) In this expanding economic environment, Massachusetts' low unemployment averaged 3.1% for 1999, compared with 4.2% for the nation.(3)

Also contributing to the state's solid financial picture, fiscal year 1999 rang in Massachusetts' eighth consecutive year of budgetary surpluses.(2) In February 2000, the governor endorsed a debt reduction plan to use a general obligation debt. Although in 1999 Massachusetts' $2,612 net tax-supported per-capita debt level remained higher than the national average, its growing economy and demonstrated financial discipline should bolster its positive credit status going forward.(4)



(1) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

The insurance guarantees the scheduled payment of principal and interest on the insured securities in the fund's portfolio, but does not guarantee the insured securities' market value, the value of the fund's shares, or the fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the fund if called upon to do so.

(2) Source: Standard & Poor's Ratings Direct, 1/14/2000. This does not indicate Standard & Poor's rating for the fund.

(3) Source: Moody's Investors Service, Municipal Credit Research, 2/15/2000.

(4) Source: Moody's Investors Service.



All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 68.

PORTFOLIO BREAKDOWN

Franklin Massachusetts Insured Tax-Free Income Fund 2/29/00

                                            % OF TOTAL
                                             LONG-TERM
SECTOR                                      INVESTMENTS
--------------------------------------------------------
Hospital & Health Care                         27.2%

Transportation                                 18.3%

Higher Education                               15.6%

Prerefunded                                    12.3%

General Obligation                              9.8%

Utilities                                       7.7%

Housing                                         5.1%

Other Revenue                                   3.1%

Subject to Government Appropriation             0.9%


PORTFOLIO NOTES


The rise in interest rates during the reporting period resulted in decreasing bond prices, presenting challenges for municipal bond investors. For the 12 months ended February 29, 2000, the 30-year Treasury bond price fell 10.06%, and the Lehman Brothers Insured Municipal Bond Index was off 8.92%. By comparison, your fund's Class A share price, as measured by net asset value, declined 8.20%.(5)

We sought to take advantage of the reporting period's rising interest-rate environment to restructure the portfolio, seeking to improve the fund's long-term income-earning potential. Such a strategy enabled us to sell bonds at losses that can be used to help offset current or future capital gains, possibly lowering shareholders' future tax liabilities. With this in mind, the fund sold Massachusetts State Turnpike Authority Western Turnpike Revenue, Massachusetts State Health and Educational Facilities Authority Revenue and Massachusetts State Water Resources Authority Revenue bonds during the reporting period.

Strategies to improve the fund's dividend distributions included selling shorter-maturity bonds and buying longer-term bonds; replacing lower-yielding with higher-yielding bonds; and selling prerefunded bonds to buy longer-term, higher-yielding bonds. We also sold bonds close to their call dates and bought bonds with longer call protection to improve the predictability of the fund's future dividend payments. Attempting to meet these goals, we made several additions to the portfolio during the reporting period, including Massachusetts State Water Resources Authority Revenue; Massachusetts State HFAR, SFHR; Massachusetts State Port Authority Revenue; and Kingston (MA) General Obligation.

Your fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary on page 24 shows that at the end of this reporting period, the fund's Class A shares' distribution rate was 5.08%, based on an annualization of the current 4.75 cent ($0.0475) per share dividend and the maximum offering price of $11.23 on February 29, 2000. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and Massachusetts state personal income tax bracket of 43.19% would need to earn 8.94% from a taxable investment to match the fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.


(5) Source: Lehman Brothers. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The fund's investment return and share price fluctuate with market conditions. Index is unmanaged and includes reinvested interest. One cannot invest directly in an index.

Looking forward, we will continue attempting to take advantage of the recently higher interest-rate environment, seeking to provide shareholders with high, current tax-free income. Please keep in mind that interest rates, and therefore bond prices, rise and fall depending on domestic and global economic factors. Such fluctuations are a normal part of investing, and one should expect this when investing in any security, including municipal bonds. However, municipal bond funds such as Franklin Massachusetts Insured Tax-Free Income Fund can help to lower such volatility, as they offer a level of diversification that is difficult for individual investors to achieve on their own.



DIVIDEND DISTRIBUTIONS*

Franklin Massachusetts Insured Tax-Free Income Fund 3/1/99 - 2/29/00

                                                    DIVIDEND PER SHARE
                                                  ------------------------
MONTH                                              CLASS A       CLASS C
--------------------------------------------------------------------------
March                                             4.75 cents    4.18 cents

April                                             4.75 cents    4.18 cents

May                                               4.75 cents    4.18 cents

June                                              4.75 cents    4.24 cents

July                                              4.75 cents    4.24 cents

August                                            4.75 cents    4.24 cents

September                                         4.75 cents    4.23 cents

October                                           4.75 cents    4.23 cents

November                                          4.75 cents    4.23 cents

December                                          4.75 cents    4.26 cents

January                                           4.75 cents    4.26 cents

February                                          4.75 cents    4.26 cents
--------------------------------------------------------------------------
TOTAL                                            57.00 CENTS   50.73 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 29, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------


FRANKLIN MASSACHUSETTS
INSURED TAX-FREE
INCOME FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 29, 2000.

(4) Taxable equivalent distribution rate and yield assume the published rates as of March 15, 2000, for the maximum combined federal and Massachusetts state personal income tax bracket of 43.19%, based on the federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the month ended February 29, 2000.




--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


ONE-YEAR PERFORMANCE SUMMARY AS OF 2/29/00

One-year total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A
One-Year Total Return                  -3.34%
Net Asset Value (NAV)                  $10.75 (2/29/00)         $11.71 (2/28/99)
Change in NAV                          -$0.96
Distributions (3/1/99-2/29/00)         Dividend Income          $0.5700

CLASS C
One-Year Total Return                  -3.78%
Net Asset Value (NAV)                  $10.81 (2/29/00)         $11.76 (2/28/99)
Change in NAV                          -$0.95
Distributions (3/1/99-2/29/00)         Dividend Income          $0.5073


ADDITIONAL PERFORMANCE

                                                                             INCEPTION
CLASS A                                        1-YEAR   5-YEAR   10-YEAR     (4/3/85)
---------------------------------------------------------------------------------------
Cumulative Total Return(1)                     -3.34%  +25.93%   +81.78%    +168.68%

Average Annual Total Return(2)                 -7.45%   +3.82%    +5.69%      +6.55%


                                                                             INCEPTION
CLASS C                                                 1-YEAR    3-YEAR      (5/1/95)
---------------------------------------------------------------------------------------
Cumulative Total Return(1)                              -3.78%   +8.70%      +21.64%

Average Annual Total Return(2)                          -5.66%   +2.47%       +3.93%


SHARE CLASS                                                         A            C
---------------------------------------------------------------------------------------
Distribution Rate(3)                                              5.08%        4.66%

Taxable Equivalent Distribution Rate(4)                           8.94%        8.20%

30-Day Standardized Yield(5)                                      4.91%        4.53%

Taxable Equivalent Yield(4)                                       8.64%        7.97%



For updated performance figures, please see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


Past performance does not guarantee future results.


TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged index, which includes approximately 38,000 municipal securities from across the country, differs from the fund in composition, does not pay management fees or expenses and includes reinvested interest. One cannot invest directly in an index. For the periods shown, performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

                              [CLASS A LINE GRAPH]


The following line graph compares the performance of the Franklin Massachusetts Insured Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/90 to 2/29/00.

-----------------------------------------------------------------------------------------------------------
Date                          Franklin Massachusetts Insured      Lehman Brothers Municipal      CPI
                               Tax-Free Income Fund-Class A               Bond Index
-----------------------------------------------------------------------------------------------------------
     03/01/1990                                    $9,571                 $10,000                   $10,000
     03/31/1990     0.00%                          $9,571    0.03%        $10,003           0.55%   $10,055
     04/30/1990    -1.04%                          $9,471   -0.72%        $9,931            0.16%   $10,071
     05/31/1990     2.10%                          $9,670    2.18%        $10,147           0.23%   $10,094
     06/30/1990     0.85%                          $9,753    0.88%        $10,237           0.54%   $10,149
     07/31/1990     1.60%                          $9,909    1.47%        $10,387           0.38%   $10,187
     08/31/1990    -1.86%                          $9,724   -1.45%        $10,237           0.92%   $10,281
     09/30/1990    -0.19%                          $9,706    0.06%        $10,243           0.84%   $10,367
     10/31/1990     1.25%                          $9,827    1.82%        $10,429           0.60%   $10,430
     11/30/1990     2.00%                         $10,024    2.01%        $10,639           0.22%   $10,453
     12/31/1990     0.28%                         $10,052    0.43%        $10,685           0.00%   $10,453
     01/31/1991     1.79%                         $10,232    1.34%        $10,828           0.60%   $10,515
     02/28/1991     0.46%                         $10,279    0.87%        $10,922           0.15%   $10,531
     03/31/1991     0.47%                         $10,327    0.03%        $10,925           0.15%   $10,547
     04/30/1991     1.40%                         $10,472    1.34%        $11,072           0.15%   $10,563
     05/31/1991     0.65%                         $10,540    0.89%        $11,170           0.30%   $10,594
     06/30/1991     0.10%                         $10,550   -0.10%        $11,159           0.29%   $10,625
     07/31/1991     1.39%                         $10,697    1.22%        $11,295           0.15%   $10,641
     08/31/1991     0.83%                         $10,786    1.32%        $11,444           0.29%   $10,672
     09/30/1991     1.19%                         $10,914    1.30%        $11,593           0.44%   $10,719
     10/31/1991     0.73%                         $10,994    0.90%        $11,697           0.15%   $10,735
     11/30/1991     0.00%                         $10,994    0.28%        $11,730           0.29%   $10,766
     12/31/1991     1.92%                         $11,205    2.15%        $11,982           0.07%   $10,774
     01/31/1992     0.61%                         $11,273    0.23%        $12,010           0.15%   $10,790
     02/29/1992    -0.03%                         $11,270    0.03%        $12,013           0.36%   $10,829
     03/31/1992     0.27%                         $11,300    0.03%        $12,017           0.51%   $10,884
     04/30/1992     0.85%                         $11,396    0.89%        $12,124           0.14%   $10,899
     05/31/1992     1.31%                         $11,546    1.18%        $12,267           0.14%   $10,914
     06/30/1992     1.50%                         $11,719    1.68%        $12,473           0.36%   $10,954
     07/31/1992     3.29%                         $12,104    3.00%        $12,847           0.21%   $10,977
     08/31/1992    -1.31%                         $11,946   -0.97%        $12,723           0.28%   $11,007
     09/30/1992     0.12%                         $11,960    0.65%        $12,805           0.28%   $11,038
     10/31/1992    -1.87%                         $11,736   -0.98%        $12,680           0.35%   $11,077
     11/30/1992     2.53%                         $12,033    1.79%        $12,907           0.14%   $11,092
     12/31/1992     1.48%                         $12,211    1.02%        $13,039          -0.07%   $11,085
     01/31/1993     1.35%                         $12,376    1.16%        $13,190           0.49%   $11,139
     02/28/1993     2.79%                         $12,722    3.62%        $13,667           0.35%   $11,178
     03/31/1993     0.05%                         $12,728   -1.06%        $13,522           0.35%   $11,217
     04/30/1993     0.76%                         $12,825    1.01%        $13,659           0.28%   $11,248
     05/31/1993     0.28%                         $12,861    0.56%        $13,735           0.14%   $11,264
     06/30/1993     1.62%                         $13,069    1.67%        $13,965           0.14%   $11,280
     07/31/1993     0.23%                         $13,099    0.13%        $13,983           0.00%   $11,280
     08/31/1993     1.87%                         $13,344    2.08%        $14,274           0.28%   $11,311
     09/30/1993     0.95%                         $13,471    1.14%        $14,437           0.21%   $11,335
     10/31/1993     0.19%                         $13,496    0.19%        $14,464           0.41%   $11,382
     11/30/1993    -0.36%                         $13,448   -0.88%        $14,337           0.07%   $11,390
     12/31/1993     1.52%                         $13,652    2.11%        $14,639           0.00%   $11,390
     01/31/1994     1.06%                         $13,797    1.14%        $14,806           0.27%   $11,420
     02/28/1994    -1.67%                         $13,566   -2.59%        $14,423           0.34%   $11,459
     03/31/1994    -3.29%                         $13,120   -4.07%        $13,836           0.34%   $11,498
     04/30/1994     0.21%                         $13,148    0.85%        $13,953           0.14%   $11,514
     05/31/1994     0.60%                         $13,226    0.87%        $14,075           0.07%   $11,522
     06/30/1994    -0.25%                         $13,193   -0.61%        $13,989           0.34%   $11,562
     07/31/1994     1.45%                         $13,385    1.83%        $14,245           0.27%   $11,593
     08/31/1994     0.24%                         $13,417    0.35%        $14,295           0.40%   $11,639
     09/30/1994    -1.00%                         $13,283   -1.47%        $14,084           0.27%   $11,671
     10/31/1994    -1.11%                         $13,135   -1.78%        $13,834           0.07%   $11,679
     11/30/1994    -1.62%                         $12,922   -1.81%        $13,583           0.13%   $11,694
     12/31/1994     1.82%                         $13,158    2.20%        $13,882           0.00%   $11,694
     01/31/1995     2.55%                         $13,493    2.86%        $14,279           0.40%   $11,741
     02/28/1995     2.42%                         $13,820    2.91%        $14,695           0.40%   $11,788
     03/31/1995     0.80%                         $13,930    1.15%        $14,864           0.33%   $11,827
     04/30/1995     0.36%                         $13,980    0.12%        $14,882           0.33%   $11,866
     05/31/1995     2.00%                         $14,260    3.19%        $15,356           0.20%   $11,889
     06/30/1995    -0.37%                         $14,207   -0.87%        $15,223           0.20%   $11,913
     07/31/1995     0.67%                         $14,302    0.95%        $15,367           0.00%   $11,913
     08/31/1995     0.82%                         $14,420    1.27%        $15,563           0.26%   $11,944
     09/30/1995     0.64%                         $14,512    0.63%        $15,661           0.20%   $11,968
     10/31/1995     1.20%                         $14,686    1.45%        $15,888           0.33%   $12,007
     11/30/1995     1.23%                         $14,867    1.66%        $16,151          -0.07%   $11,999
     12/31/1995     0.96%                         $15,009    0.96%        $16,306          -0.07%   $11,991
     01/31/1996     0.49%                         $15,083    0.76%        $16,430           0.59%   $12,061
     02/29/1996    -0.30%                         $15,038   -0.68%        $16,319           0.32%   $12,100
     03/31/1996     3.39%                         $15,548   -1.28%        $16,110           0.52%   $12,163
     04/30/1996    -0.36%                         $15,492   -0.28%        $16,065           0.39%   $12,210
     05/31/1996     0.17%                         $15,518   -0.04%        $16,058           0.19%   $12,234
     06/30/1996     0.87%                         $15,653    1.09%        $16,233           0.06%   $12,241
     07/31/1996     0.74%                         $15,769    0.90%        $16,379           0.19%   $12,264
     08/31/1996     0.13%                         $15,789   -0.02%        $16,376           0.19%   $12,287
     09/30/1996     1.14%                         $15,969    1.40%        $16,605           0.32%   $12,327
     10/31/1996     0.86%                         $16,107    1.13%        $16,793           0.32%   $12,366
     11/30/1996     1.44%                         $16,339    1.83%        $17,100           0.19%   $12,390
     12/31/1996    -0.36%                         $16,280   -0.42%        $17,028           0.00%   $12,390
     01/31/1997    -4.06%                         $15,619    0.19%        $17,061           0.32%   $12,429
     02/28/1997     0.79%                         $15,742    0.92%        $17,218           0.31%   $12,468
     03/31/1997    -1.27%                         $15,542   -1.33%        $16,989           0.25%   $12,499
     04/30/1997     0.78%                         $15,663    0.84%        $17,131           0.12%   $12,514
     05/31/1997     1.45%                         $15,891    1.51%        $17,390          -0.06%   $12,507
     06/30/1997     1.09%                         $16,064    1.07%        $17,576           0.12%   $12,522
     07/31/1997     2.69%                         $16,496    2.77%        $18,063           0.12%   $12,537
     08/31/1997    -0.94%                         $16,341   -0.94%        $17,893           0.19%   $12,560
     09/30/1997     1.12%                         $16,524    1.19%        $18,106           0.25%   $12,592
     10/31/1997     0.55%                         $16,615    0.64%        $18,222           0.25%   $12,623
     11/30/1997     0.65%                         $16,723    0.59%        $18,330          -0.06%   $12,616
     12/31/1997     1.45%                         $16,965    1.46%        $18,597          -0.12%   $12,601
     01/31/1998     0.69%                         $17,082    1.03%        $18,789           0.19%   $12,624
     02/28/1998     0.00%                         $17,082    0.03%        $18,794           0.19%   $12,648
     03/31/1998     0.10%                         $17,099    0.09%        $18,811           0.19%   $12,672
     04/30/1998    -0.21%                         $17,063   -0.45%        $18,727           0.18%   $12,695
     05/31/1998     1.35%                         $17,294    1.58%        $19,023           0.18%   $12,718
     06/30/1998     0.57%                         $17,392    0.39%        $19,097           0.12%   $12,733
     07/31/1998     0.20%                         $17,427    0.25%        $19,145           0.12%   $12,749
     08/31/1998     1.28%                         $17,650    1.55%        $19,441           0.12%   $12,764
     09/30/1998     1.07%                         $17,839    1.25%        $19,684           0.12%   $12,779
     10/31/1998    -0.32%                         $17,782    0.00%        $19,684           0.24%   $12,810
     11/30/1998     0.42%                         $17,857    0.35%        $19,753           0.00%   $12,810
     12/31/1998     0.13%                         $17,880    0.25%        $19,803          -0.06%   $12,802
     01/31/1999     0.85%                         $18,032    1.19%        $20,038           0.24%   $12,833
     02/28/1999    -0.19%                         $17,998   -0.44%        $19,950           0.12%   $12,848
     03/31/1999     0.30%                         $18,052    0.14%        $19,978           0.30%   $12,887
     04/30/1999     0.23%                         $18,093    0.25%        $20,028           0.73%   $12,981
     05/31/1999    -0.49%                         $18,004   -0.58%        $19,912           0.00%   $12,981
     06/30/1999    -1.38%                         $17,756   -1.44%        $19,625           0.00%   $12,981
     07/31/1999     0.13%                         $17,779    0.36%        $19,696           0.30%   $13,020
     08/31/1999    -1.40%                         $17,530   -0.80%        $19,538           0.24%   $13,051
     09/30/1999    -0.48%                         $17,446    0.04%        $19,546           0.48%   $13,114
     10/31/1999    -1.51%                         $17,183   -1.08%        $19,335           0.18%   $13,137
     11/30/1999     1.13%                         $17,377    1.06%        $19,540           0.06%   $13,145
     12/31/1999    -0.94%                         $17,213   -0.75%        $19,393           0.00%   $13,145
     01/31/2000    -0.59%                         $17,112   -0.44%        $19,308           0.24%   $13,177
     02/29/2000     1.65%                         $17,399    1.16%        $19,532           0.59%   $13,255

Total Return       73.99%                                   95.32%                         32.55%
------------------------------------------------------------------------------------------------------------

                              [CLASS B LINE GRAPH]

The following line graph compares the performance of the Franklin Massachusetts Insured Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/29/00.

----------------------------------------------------------------------------------------------------------
Date                         Franklin Massachusetts Insured       Lehman Brothers Municipal      CPI
                              Tax-Free Income Fund-Class C                Bond Index
----------------------------------------------------------------------------------------------------------
     05/01/1995                       $9,904                              $10,000                  $10,000
     05/31/1995    2.12%             $10,114                 3.19%        $10,319           0.20%  $10,020
     06/30/1995   -0.34%             $10,080                -0.87%        $10,229           0.20%  $10,040
     07/31/1995    0.61%             $10,141                 0.95%        $10,326           0.00%  $10,040
     08/31/1995    0.85%             $10,227                 1.27%        $10,458           0.26%  $10,066
     09/29/1995    0.50%             $10,278                 0.63%        $10,523           0.20%  $10,086
     10/31/1995    1.13%             $10,395                 1.45%        $10,676           0.33%  $10,120
     11/30/1995    1.28%             $10,528                 1.66%        $10,853          -0.07%  $10,112
     12/29/1995    0.91%             $10,623                 0.96%        $10,957          -0.07%  $10,105
     01/31/1996    0.43%             $10,669                 0.76%        $11,041           0.59%  $10,165
     02/29/1996   -0.34%             $10,633                -0.68%        $10,966           0.32%  $10,198
     03/29/1996   -0.10%             $10,622                -1.28%        $10,825           0.52%  $10,251
     04/30/1996   -0.34%             $10,586                -0.28%        $10,795           0.39%  $10,291
     05/31/1996    0.20%             $10,607                -0.04%        $10,791           0.19%  $10,310
     06/28/1996    0.75%             $10,687                 1.09%        $10,908           0.06%  $10,316
     07/31/1996    0.79%             $10,771                 0.90%        $11,006           0.19%  $10,336
     08/30/1996    0.00%             $10,771                -0.02%        $11,004           0.19%  $10,356
     09/30/1996    1.20%             $10,900                 1.40%        $11,158           0.32%  $10,389
     10/31/1996    0.74%             $10,981                 1.13%        $11,284           0.32%  $10,422
     11/29/1996    1.34%             $11,128                 1.83%        $11,491           0.19%  $10,442
     12/31/1996   -0.35%             $11,089                -0.42%        $11,443           0.00%  $10,442
     01/31/1997   -0.89%             $10,991                 0.19%        $11,464           0.32%  $10,475
     02/28/1997    0.83%             $11,082                 0.92%        $11,570           0.31%  $10,508
     03/31/1997   -1.31%             $10,937                -1.33%        $11,416           0.25%  $10,534
     04/30/1997    0.65%             $11,008                 0.84%        $11,512           0.12%  $10,547
     05/31/1997    1.40%             $11,162                 1.51%        $11,686          -0.06%  $10,540
     06/30/1997    1.13%             $11,288                 1.07%        $11,811           0.12%  $10,553
     07/31/1997    2.55%             $11,576                 2.77%        $12,138           0.12%  $10,565
     08/31/1997   -0.98%             $11,462                -0.94%        $12,024           0.19%  $10,586
     09/30/1997    1.15%             $11,594                 1.19%        $12,167           0.25%  $10,612
     10/31/1997    0.49%             $11,651                 0.64%        $12,245           0.25%  $10,639
     11/30/1997    0.60%             $11,721                 0.59%        $12,317          -0.06%  $10,632
     12/31/1997    1.31%             $11,874                 1.46%        $12,497          -0.12%  $10,619
     01/31/1998    0.72%             $11,960                 1.03%        $12,626           0.19%  $10,640
     02/28/1998   -0.05%             $11,954                 0.03%        $12,629           0.19%  $10,660
     03/31/1998    0.05%             $11,960                 0.09%        $12,641           0.19%  $10,680
     04/30/1998   -0.25%             $11,930                -0.45%        $12,584           0.18%  $10,699
     05/31/1998    1.30%             $12,085                 1.58%        $12,783           0.18%  $10,719
     06/30/1998    0.52%             $12,148                 0.39%        $12,832           0.12%  $10,731
     07/31/1998    0.23%             $12,176                 0.25%        $12,865           0.12%  $10,744
     08/31/1998    1.14%             $12,315                 1.55%        $13,064           0.12%  $10,757
     09/30/1998    1.02%             $12,440                 1.25%        $13,227           0.12%  $10,770
     10/31/1998   -0.28%             $12,406                 0.00%        $13,227           0.24%  $10,796
     11/30/1998    0.29%             $12,442                 0.35%        $13,274           0.00%  $10,796
     12/31/1998    0.17%             $12,463                 0.25%        $13,307          -0.06%  $10,789
     01/31/1999    0.79%             $12,561                 1.19%        $13,465           0.24%  $10,815
     02/28/1999   -0.32%             $12,521                -0.44%        $13,406           0.12%  $10,828
     03/31/1999    0.33%             $12,562                 0.14%        $13,425           0.30%  $10,861
     04/30/1999    0.18%             $12,585                 0.25%        $13,458           0.73%  $10,940
     05/31/1999   -0.53%             $12,518                -0.58%        $13,380           0.00%  $10,940
     06/30/1999   -1.42%             $12,340                -1.44%        $13,187           0.00%  $10,940
     07/31/1999    0.09%             $12,351                 0.36%        $13,235           0.30%  $10,973
     08/31/1999   -1.44%             $12,174                -0.80%        $13,129           0.24%  $10,999
     09/30/1999   -0.62%             $12,098                 0.04%        $13,134           0.48%  $11,052
     10/31/1999   -1.54%             $11,912                -1.08%        $12,992           0.18%  $11,072
     11/30/1999    1.16%             $12,050                 1.06%        $13,130           0.06%  $11,079
     12/31/1999   -0.98%             $11,932                -0.75%        $13,032           0.00%  $11,079
     01/31/2000   -0.72%             $11,846                -0.44%        $12,974           0.24%  $11,105
     02/29/2000    1.69%             $12,047                 1.16%        $13,125           0.59%  $11,171

Total Return      20.47%                                    31.25%                         11.71%
----------------------------------------------------------------------------------------------------------


*Source: Standard & Poor's Micropal.

Past performance does not guarantee future results.

FRANKLIN MICHIGAN INSURED
TAX-FREE INCOME FUND


Your Fund's Goal: Franklin Michigan Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Michigan state personal income taxes through a portfolio consisting primarily of insured Michigan municipal bonds.(1)



STATE UPDATE

[MICHIGAN STATE GRAPHIC]

In 1999, Michigan enjoyed healthy economic performance, reflecting the strength of the manufacturing sector, which accounts for one-third of total state personal income. Although Michigan's economic dependence on manufacturing, particularly in the transportation equipment sector, makes it vulnerable to cyclical volatility, past industrial restructuring and the further diversification of the state's employment base should temper the effects of any possible downturns.(2)

The state's December 3.6% unemployment rate, compared to the 4.1% national average for that month reflected its history, since 1994, of lower unemployment rates compared to the rest of the U.S.(2),(3) However, despite enviable employment statistics, Michigan's personal income growth has trailed the U.S. average for the past four years.(4)

The state's ability to balance its budget should benefit from stabilized Medicaid expenditures, improved funding for its retirement systems, and recent legislation improving the state's seasonal cash position, which had been weakened by public school financing demands. These developments, coupled with the state's traditionally low debt issuance levels -- $398 compared to the $540 national median for 1999 -- speak well for its credits going forward.(5)


(1) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

The insurance guarantees the scheduled payment of principal and interest on the insured securities in the fund's portfolio, but does not guarantee the insured securities' market value, the value of the fund's shares, or the fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the fund if called upon to do so.

(2) Source: Standard & Poor's Ratings Direct, 7/10/99.

(3) Source: Bureau of Labor Statistics, 2/18/2000.

(4) Source: Moody's Investors Service, Municipal Credit Research, 1/11/2000.


All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 74.





PORTFOLIO NOTES

Rising interest rates during the fund's reporting period proved challenging for the municipal bond market. The yield on the benchmark 30-year Treasury bond steadily increased from 5.58% on February 28, 1999, to 6.14% on February 29, 2000 -- reaching a high of 6.75% on January 20, 2000. Its price fell 10.06% for the same period, as bond prices fall when yields increase. The municipal bond market generally trended with the 30-year Treasury bond, and the Lehman Brothers Insured Municipal Bond Index fell 8.92% in price. By comparison, Franklin Michigan Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, declined 7.41%.(6)

We made most of our purchases in the new-issue market as many deals were priced attractively. New additions to the fund included Charlotte Public School District GO, Michigan State Hospital Finance Authority Revenue, Wayne Charter County Airport Revenue, Detroit Sewage Disposal Revenue and Kent County Building Authority GO bonds.

Furthermore, we sold bonds in the secondary market attempting to take tax losses that can be used to help offset current or future capital gains, possibly lowering shareholders' future tax liabilities. To meet redemptions, the fund primarily sold securities that were trading at relatively favorable market prices -- generally prerefunded or general obligation-backed school bonds. During the reporting period, the fund sold Michigan State Trunk Line, Howell Public Schools GO, Wayne State University Revenue and St. John's Public Schools bonds.


Your fund offers a notable tax advantage over a comparable taxable investment. On page 30, the Performance Summary shows that at the end of this reporting period, the fund's Class A shares' distribution rate was 5.03%, based on an annualization of the current 4.98 cent ($0.0498) per share dividend and the maximum offering price of $11.87 on February 29, 2000. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and Michigan state personal income tax bracket of 42.26% would need to earn 8.71% from a taxable investment to match the fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rates for Class B and C shares.



(5) Source: Moody's Investors Service.

(6) Source: Lehman Brothers. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The fund's investment return and share price fluctuate with market conditions. Index is unmanaged and includes reinvested interest. One cannot invest directly in an index.




PORTFOLIO BREAKDOWN
Franklin Michigan Insured
Tax-Free Income Fund
2/29/00

                                                                       % OF TOTAL
                                                                        LONG-TERM
SECTOR                                                                 INVESTMENTS
------                                                                 -----------
Prerefunded                                                                35.8%

General Obligation                                                         24.5%

Hospital & Health Care                                                      8.8%

Utilities                                                                  11.7%

Transportation                                                              4.3%

Higher Education                                                            1.6%

Tax-Supported                                                               1.1%

Other Revenue                                                               1.0%

Subject to Government
Appropriation                                                               0.6%

Housing                                                                     0.5%

Corporate-Backed                                                            0.1%


Looking forward, we will continue attempting to take advantage of the recently higher interest-rate environment, seeking to provide shareholders with high, current tax-free income. Please keep in mind that interest rates, and therefore bond prices, rise and fall depending on domestic and global economic factors. Such fluctuations are a normal part of investing, and one should expect this when investing in any security, including municipal bonds. However, municipal bond funds such as Franklin Michigan Insured Tax-Free Income Fund can help to lower such volatility, as they offer a level of diversification that is difficult for individual investors to achieve on their own.


DIVIDEND DISTRIBUTIONS*
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND
3/1/99 - 2/29/00

                                              DIVIDEND PER SHARE
                                      -------------------------------------
MONTH                                 CLASS A      CLASS B**      CLASS C

March                                 4.95 cents      --         4.32 cents

April                                 4.95 cents      --         4.32 cents

May                                   4.95 cents      --         4.32 cents

June                                  4.95 cents      --         4.36 cents

July                                  4.95 cents      --         4.36 cents

August                                4.95 cents      --         4.36 cents

September                             4.95 cents      --         4.41 cents

October                               4.95 cents      --         4.41 cents

November                              4.95 cents      --         4.41 cents

December                              4.95 cents      --         4.44 cents

January                               4.95 cents      --         4.44 cents

February                              4.95 cents   2.82 cents    4.44 cents
--------                              ----------   ----------    ----------
TOTAL                                59.40 CENTS   2.82 CENTS   52.59 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

**Effective February 1, 2000, the fund began offering Class B shares to investors. See the prospectus for details.



This discussion reflects our views, opinions and portfolio holdings as of February 29, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


ONE-YEAR PERFORMANCE SUMMARY AS OF 2/29/00

One-year and aggregate total returns do not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A
One-Year Total Return                  -2.57%
Net Asset Value (NAV)                  $11.37 (2/29/00)         $12.28 (2/28/99)
Change in NAV                          -$0.91
Distributions (3/1/99-2/29/00)         Dividend Income          $0.5940
                                       Long-Term Capital Gain   $0.0003
                                       ----------------------   -------
                                       Total                    $0.5943

CLASS B
Aggregate Total Return                 +1.11%
Net Asset Value (NAV)                  $11.39 (2/29/00)         $11.31 (2/1/00)
Change in NAV                          +$0.08
Distributions (2/1/00-2/29/00)         Dividend Income          $0.0282

CLASS C
One-Year Total Return                  -3.11%
Net Asset Value (NAV)                  $11.45 (2/29/00)         $12.36 (2/28/99)
Change in NAV                          -$0.91
Distributions (3/1/99-2/29/00)         Dividend Income          $0.5259
                                       Long-Term Capital Gain   $0.0003
                                       ----------------------   -------
                                       Total                    $0.5262


Franklin Michigan Insured Tax-Free Income Fund paid distributions derived from long-term capital gains of 0.03 cents ($0.0003) per share in June 1999. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852(b)(3).



FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


Past performance does not guarantee future results.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Since Class B shares have existed for less than one year, aggregate total return for that class represents total return since inception, including the maximum sales charge.

(3) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (net asset value price for Class B) per share on February 29, 2000.

(4) Taxable equivalent distribution rate and yield assume the published rates as of March 15, 2000, for the maximum combined federal and Michigan state personal income tax bracket of 42.26%, based on the federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the month ended February 29, 2000.


Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



ADDITIONAL PERFORMANCE

                                                                         INCEPTION
CLASS A                           1-YEAR       5-YEAR       10-YEAR      (4/3/85)
-------                           ------       ------       -------      --------
Cumulative Total Return(1)        -2.57%      +28.10%       +85.88%      +184.79%

Average Annual Total Return(2)    -6.74%       +4.17%        +5.94%        +6.96%



                                                                          INCEPTION
CLASS B                                                                   (2/1/00)
-------                                                                   --------
Cumulative Total Return(1)                                                 +1.11%

Aggregate Total Return(2)                                                  -2.89%



                                                                          INCEPTION
CLASS C                                            1-YEAR      3-YEAR      (5/1/95)
-------                                            ------      ------      --------
Cumulative Total Return(1)                         -3.11%      +10.32%     +23.95%

Average Annual Total Return(2)                     -4.96%      +2.99%      +4.32%



SHARE CLASS                                           A           B           C
-----------                                          ---         ---         ---
Distribution Rate(3)                               5.03%       4.69%       4.62%

Taxable Equivalent Distribution Rate(4)            8.71%       8.12%       8.00%

30-Day Standardized Yield(5)                       4.82%       4.46%       4.44%

Taxable Equivalent Yield(4)                        8.35%       7.72%       7.69%



For updated performance figures, please see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.




Past performance does not guarantee future results.



TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged index, which includes approximately 38,000 municipal securities from across the country, differs from the fund in composition, does not pay management fees or expenses and includes reinvested interest. One cannot invest directly in an index. For the periods shown, performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

CLASS A (3/1/90 - 2/29/00)

                              [CLASS A LINE GRAPH]


The following line graph compares the performance of the Franklin Michigan Insured Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/90 to 2/29/00.

-----------------------------------------------------------------------------------------------------------
Date                       Franklin Michigan Insured Tax-Free    Lehman Brothers Municipal       CPI
                                  Income Fund-Class A                    Bond Index
-----------------------------------------------------------------------------------------------------------
     03/01/1990                                  $9,578                  $10,000                    $10,000
     03/31/1990     0.02%                        $9,580    0.03%         $10,003            0.55%   $10,055
     04/30/1990    -0.89%                        $9,495   -0.72%         $ 9,931            0.16%   $10,071
     05/31/1990     2.33%                        $9,716    2.18%         $10,147            0.23%   $10,094
     06/30/1990     1.20%                        $9,832    0.88%         $10,237            0.54%   $10,149
     07/31/1990     1.46%                        $9,976    1.47%         $10,387            0.38%   $10,187
     08/31/1990    -2.04%                        $9,773   -1.45%         $10,237            0.92%   $10,281
     09/30/1990     0.11%                        $9,783    0.06%         $10,243            0.84%   $10,367
     10/31/1990     1.31%                        $9,911    1.82%         $10,429            0.60%   $10,430
     11/30/1990     2.12%                       $10,122    2.01%         $10,639            0.22%   $10,453
     12/31/1990     0.20%                       $10,142    0.43%         $10,685            0.00%   $10,453
     01/31/1991     1.56%                       $10,300    1.34%         $10,828            0.60%   $10,515
     02/28/1991     0.64%                       $10,366    0.87%         $10,922            0.15%   $10,531
     03/31/1991     0.38%                       $10,405    0.03%         $10,925            0.15%   $10,547
     04/30/1991     1.36%                       $10,547    1.34%         $11,072            0.15%   $10,563
     05/31/1991     0.64%                       $10,614    0.89%         $11,170            0.30%   $10,594
     06/30/1991    -0.07%                       $10,607   -0.10%         $11,159            0.29%   $10,625
     07/31/1991     1.27%                       $10,742    1.22%         $11,295            0.15%   $10,641
     08/31/1991     0.73%                       $10,820    1.32%         $11,444            0.29%   $10,672
     09/30/1991     1.26%                       $10,956    1.30%         $11,593            0.44%   $10,719
     10/31/1991     0.72%                       $11,035    0.90%         $11,697            0.15%   $10,735
     11/30/1991    -0.07%                       $11,028    0.28%         $11,730            0.29%   $10,766
     12/31/1991     2.05%                       $11,254    2.15%         $11,982            0.07%   $10,774
     01/31/1992     0.54%                       $11,314    0.23%         $12,010            0.15%   $10,790
     02/29/1992    -0.07%                       $11,306    0.03%         $12,013            0.36%   $10,829
     03/31/1992     0.31%                       $11,341    0.03%         $12,017            0.51%   $10,884
     04/30/1992     0.95%                       $11,449    0.89%         $12,124            0.14%   $10,899
     05/31/1992     1.56%                       $11,628    1.18%         $12,267            0.14%   $10,914
     06/30/1992     1.46%                       $11,798    1.68%         $12,473            0.36%   $10,954
     07/31/1992     3.62%                       $12,225    3.00%         $12,847            0.21%   $10,977
     08/31/1992    -1.33%                       $12,062   -0.97%         $12,723            0.28%   $11,007
     09/30/1992     0.22%                       $12,089    0.65%         $12,805            0.28%   $11,038
     10/31/1992    -1.69%                       $11,884   -0.98%         $12,680            0.35%   $11,077
     11/30/1992     2.36%                       $12,165    1.79%         $12,907            0.14%   $11,092
     12/31/1992     1.27%                       $12,319    1.02%         $13,039           -0.07%   $11,085
     01/31/1993     1.23%                       $12,471    1.16%         $13,190            0.49%   $11,139
     02/28/1993     2.79%                       $12,819    3.62%         $13,667            0.35%   $11,178
     03/31/1993    -0.17%                       $12,797   -1.06%         $13,522            0.35%   $11,217
     04/30/1993     0.67%                       $12,883    1.01%         $13,659            0.28%   $11,248
     05/31/1993     0.54%                       $12,952    0.56%         $13,735            0.14%   $11,264
     06/30/1993     1.66%                       $13,167    1.67%         $13,965            0.14%   $11,280
     07/31/1993     0.00%                       $13,167    0.13%         $13,983            0.00%   $11,280
     08/31/1993     1.99%                       $13,429    2.08%         $14,274            0.28%   $11,311
     09/30/1993     1.18%                       $13,588    1.14%         $14,437            0.21%   $11,335
     10/31/1993     0.43%                       $13,646    0.19%         $14,464            0.41%   $11,382
     11/30/1993    -0.49%                       $13,579   -0.88%         $14,337            0.07%   $11,390
     12/31/1993     1.72%                       $13,813    2.11%         $14,639            0.00%   $11,390
     01/31/1994     0.87%                       $13,933    1.14%         $14,806            0.27%   $11,420
     02/28/1994    -2.07%                       $13,645   -2.59%         $14,423            0.34%   $11,459
     03/31/1994    -3.16%                       $13,213   -4.07%         $13,836            0.34%   $11,498
     04/30/1994     0.64%                       $13,298    0.85%         $13,953            0.14%   $11,514
     05/31/1994     0.51%                       $13,366    0.87%         $14,075            0.07%   $11,522
     06/30/1994    -0.39%                       $13,314   -0.61%         $13,989            0.34%   $11,562
     07/31/1994     1.50%                       $13,513    1.83%         $14,245            0.27%   $11,593
     08/31/1994     0.25%                       $13,547    0.35%         $14,295            0.40%   $11,639
     09/30/1994    -1.11%                       $13,397   -1.47%         $14,084            0.27%   $11,671
     10/31/1994    -1.31%                       $13,221   -1.78%         $13,834            0.07%   $11,679
     11/30/1994    -1.63%                       $13,006   -1.81%         $13,583            0.13%   $11,694
     12/31/1994     2.04%                       $13,271    2.20%         $13,882            0.00%   $11,694
     01/31/1995     2.30%                       $13,576    2.86%         $14,279            0.40%   $11,741
     02/28/1995     2.43%                       $13,906    2.91%         $14,695            0.40%   $11,788
     03/31/1995     0.87%                       $14,027    1.15%         $14,864            0.33%   $11,827
     04/30/1995     0.19%                       $14,054    0.12%         $14,882            0.33%   $11,866
     05/31/1995     2.37%                       $14,387    3.19%         $15,356            0.20%   $11,889
     06/30/1995    -0.59%                       $14,302   -0.87%         $15,223            0.20%   $11,913
     07/31/1995     0.57%                       $14,384    0.95%         $15,367            0.00%   $11,913
     08/31/1995     0.89%                       $14,512    1.27%         $15,563            0.26%   $11,944
     09/30/1995     0.55%                       $14,591    0.63%         $15,661            0.20%   $11,968
     10/31/1995     1.26%                       $14,775    1.45%         $15,888            0.33%   $12,007
     11/30/1995     1.46%                       $14,991    1.66%         $16,151           -0.07%   $11,999
     12/31/1995     0.77%                       $15,106    0.96%         $16,306           -0.07%   $11,991
     01/31/1996     0.65%                       $15,205    0.76%         $16,430            0.59%   $12,061
     02/29/1996    -0.44%                       $15,138   -0.68%         $16,319            0.32%   $12,100
     03/31/1996     3.27%                       $15,633   -1.28%         $16,110            0.52%   $12,163
     04/30/1996    -0.10%                       $15,617   -0.28%         $16,065            0.39%   $12,210
     05/31/1996    -0.08%                       $15,605   -0.04%         $16,058            0.19%   $12,234
     06/30/1996     1.08%                       $15,773    1.09%         $16,233            0.06%   $12,241
     07/31/1996     0.80%                       $15,899    0.90%         $16,379            0.19%   $12,264
     08/31/1996    -0.11%                       $15,882   -0.02%         $16,376            0.19%   $12,287
     09/30/1996     1.37%                       $16,099    1.40%         $16,605            0.32%   $12,327
     10/31/1996     0.85%                       $16,236    1.13%         $16,793            0.32%   $12,366
     11/30/1996     1.65%                       $16,504    1.83%         $17,100            0.19%   $12,390
     12/31/1996    -0.40%                       $16,438   -0.42%         $17,028            0.00%   $12,390
     01/31/1997    -4.19%                       $15,749    0.19%         $17,061            0.32%   $12,429
     02/28/1997     0.78%                       $15,872    0.92%         $17,218            0.31%   $12,468
     03/31/1997    -1.20%                       $15,682   -1.33%         $16,989            0.25%   $12,499
     04/30/1997     0.69%                       $15,790    0.84%         $17,131            0.12%   $12,514
     05/31/1997     1.34%                       $16,002    1.51%         $17,390           -0.06%   $12,507
     06/30/1997     0.87%                       $16,141    1.07%         $17,576            0.12%   $12,522
     07/31/1997     2.45%                       $16,536    2.77%         $18,063            0.12%   $12,537
     08/31/1997    -0.97%                       $16,376   -0.94%         $17,893            0.19%   $12,560
     09/30/1997     1.03%                       $16,545    1.19%         $18,106            0.25%   $12,592
     10/31/1997     0.65%                       $16,652    0.64%         $18,222            0.25%   $12,623
     11/30/1997     0.58%                       $16,749    0.59%         $18,330           -0.06%   $12,616
     12/31/1997     1.68%                       $17,030    1.46%         $18,597           -0.12%   $12,601
     01/31/1998     0.85%                       $17,175    1.03%         $18,789            0.19%   $12,624
     02/28/1998     0.18%                       $17,206    0.03%         $18,794            0.19%   $12,648
     03/31/1998     0.03%                       $17,211    0.09%         $18,811            0.19%   $12,672
     04/30/1998    -0.18%                       $17,180   -0.45%         $18,727            0.18%   $12,695
     05/31/1998     1.40%                       $17,420    1.58%         $19,023            0.18%   $12,718
     06/30/1998     0.67%                       $17,537    0.39%         $19,097            0.12%   $12,733
     07/31/1998     0.29%                       $17,588    0.25%         $19,145            0.12%   $12,749
     08/31/1998     1.25%                       $17,808    1.55%         $19,441            0.12%   $12,764
     09/30/1998     1.20%                       $18,022    1.25%         $19,684            0.12%   $12,779
     10/31/1998     0.03%                       $18,027    0.00%         $19,684            0.24%   $12,810
     11/30/1998     0.42%                       $18,103    0.35%         $19,753            0.00%   $12,810
     12/31/1998     0.16%                       $18,132    0.25%         $19,803           -0.06%   $12,802
     01/31/1999     0.90%                       $18,295    1.19%         $20,038            0.24%   $12,833
     02/28/1999    -0.09%                       $18,278   -0.44%         $19,950            0.12%   $12,848
     03/31/1999     0.31%                       $18,335    0.14%         $19,978            0.30%   $12,887
     04/30/1999     0.15%                       $18,362    0.25%         $20,028            0.73%   $12,981
     05/31/1999    -0.54%                       $18,263   -0.58%         $19,912            0.00%   $12,981
     06/30/1999    -1.22%                       $18,041   -1.44%         $19,625            0.00%   $12,981
     07/31/1999     0.23%                       $18,082    0.36%         $19,696            0.30%   $13,020
     08/31/1999    -1.06%                       $17,890   -0.80%         $19,538            0.24%   $13,051
     09/30/1999    -0.19%                       $17,856    0.04%         $19,546            0.48%   $13,114
     10/31/1999    -0.98%                       $17,681   -1.08%         $19,335            0.18%   $13,137
     11/30/1999     0.91%                       $17,842    1.06%         $19,540            0.06%   $13,145
     12/31/1999    -0.69%                       $17,719   -0.75%         $19,393            0.00%   $13,145
     01/31/2000    -0.45%                       $17,639   -0.44%         $19,308            0.24%   $13,177
     02/29/2000     1.65%                       $17,800    1.16%         $19,532            0.59%   $13,255

Total Return                                    78.00%                          95.32%               32.55%
------------------------------------------------------------------------------------------------------------




AVERAGE ANNUAL TOTAL RETURN
2/29/00

CLASS A
-------
1-Year                                                                    -6.74%

5-Year                                                                    +4.17%

10-Year                                                                   +5.94%

Since Inception (4/3/85)                                                  +6.96%


CLASS C (5/1/95 - 2/29/60)

                              [CLASS C LINE GRAPH]

The following line graph compares the performance of the Franklin Michigan Insured Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/29/00.

----------------------------------------------------------------------------------------------------------
Date                      Franklin Michigan Insured Tax-Free     Lehman Brothers Municipal       CPI
                                  Income Fund-Class C                    Bond Index
-----------------------------------------------------------------------------------------------------------
     05/01/1995                      $9,899                              $10,000                   $10,000
     05/31/1995    2.58%            $10,154                3.19%         $10,319            0.20%  $10,020
     06/30/1995   -0.56%            $10,098               -0.87%         $10,229            0.20%  $10,040
     07/31/1995    0.52%            $10,150                0.95%         $10,326            0.00%  $10,040
     08/31/1995    0.84%            $10,235                1.27%         $10,458            0.26%  $10,066
     09/29/1995    0.58%            $10,295                0.63%         $10,523            0.20%  $10,086
     10/31/1995    1.20%            $10,418                1.45%         $10,676            0.33%  $10,120
     11/30/1995    1.40%            $10,564                1.66%         $10,853           -0.07%  $10,112
     12/29/1995    0.72%            $10,640                0.96%         $10,957           -0.07%  $10,105
     01/31/1996    0.60%            $10,704                0.76%         $11,041            0.59%  $10,165
     02/29/1996   -0.51%            $10,649               -0.68%         $10,966            0.32%  $10,198
     03/29/1996   -0.19%            $10,629               -1.28%         $10,825            0.52%  $10,251
     04/30/1996   -0.17%            $10,611               -0.28%         $10,795            0.39%  $10,291
     05/31/1996   -0.98%            $10,507               -0.04%         $10,791            0.19%  $10,310
     06/28/1996    0.90%            $10,602                1.09%         $10,908            0.06%  $10,316
     07/31/1996    0.77%            $10,683                0.90%         $11,006            0.19%  $10,336
     08/30/1996    0.00%            $10,683               -0.02%         $11,004            0.19%  $10,356
     09/30/1996    1.28%            $10,820                1.40%         $11,158            0.32%  $10,389
     10/31/1996    0.82%            $10,909                1.13%         $11,284            0.32%  $10,422
     11/29/1996    1.56%            $11,079                1.83%         $11,491            0.19%  $10,442
     12/31/1996   -0.40%            $11,035               -0.42%         $11,443            0.00%  $10,442
     01/31/1997   -0.02%            $11,032                0.19%         $11,464            0.32%  $10,475
     02/28/1997    0.80%            $11,121                0.92%         $11,570            0.31%  $10,508
     03/31/1997   -1.32%            $10,974               -1.33%         $11,416            0.25%  $10,534
     04/30/1997    0.65%            $11,045                0.84%         $11,512            0.12%  $10,547
     05/31/1997    1.28%            $11,187                1.51%         $11,686           -0.06%  $10,540
     06/30/1997    0.90%            $11,287                1.07%         $11,811            0.12%  $10,553
     07/31/1997    2.39%            $11,557                2.77%         $12,138            0.12%  $10,565
     08/31/1997   -1.09%            $11,431               -0.94%         $12,024            0.19%  $10,586
     09/30/1997    1.06%            $11,552                1.19%         $12,167            0.25%  $10,612
     10/31/1997    0.51%            $11,611                0.64%         $12,245            0.25%  $10,639
     11/30/1997    0.61%            $11,682                0.59%         $12,317           -0.06%  $10,632
     12/31/1997    1.62%            $11,871                1.46%         $12,497           -0.12%  $10,619
     01/31/1998    0.79%            $11,965                1.03%         $12,626            0.19%  $10,640
     02/28/1998    0.13%            $11,981                0.03%         $12,629            0.19%  $10,660
     03/31/1998   -0.02%            $11,978                0.09%         $12,641            0.19%  $10,680
     04/30/1998   -0.23%            $11,951               -0.45%         $12,584            0.18%  $10,699
     05/31/1998    1.35%            $12,112                1.58%         $12,783            0.18%  $10,719
     06/30/1998    0.70%            $12,197                0.39%         $12,832            0.12%  $10,731
     07/31/1998    0.24%            $12,226                0.25%         $12,865            0.12%  $10,744
     08/31/1998    1.19%            $12,371                1.55%         $13,064            0.12%  $10,757
     09/30/1998    1.15%            $12,514                1.25%         $13,227            0.12%  $10,770
     10/31/1998   -0.01%            $12,512                0.00%         $13,227            0.24%  $10,796
     11/30/1998    0.37%            $12,559                0.35%         $13,274            0.00%  $10,796
     12/31/1998    0.13%            $12,575                0.25%         $13,307           -0.06%  $10,789
     01/31/1999    0.85%            $12,682                1.19%         $13,465            0.24%  $10,815
     02/28/1999   -0.13%            $12,666               -0.44%         $13,406            0.12%  $10,828
     03/31/1999    0.24%            $12,696                0.14%         $13,425            0.30%  $10,861
     04/30/1999    0.10%            $12,709                0.25%         $13,458            0.73%  $10,940
     05/31/1999   -0.58%            $12,635               -0.58%         $13,380            0.00%  $10,940
     06/30/1999   -1.26%            $12,476               -1.44%         $13,187            0.00%  $10,940
     07/31/1999    0.18%            $12,498                0.36%         $13,235            0.30%  $10,973
     08/31/1999   -1.10%            $12,361               -0.80%         $13,129            0.24%  $10,999
     09/30/1999   -0.23%            $12,332                0.04%         $13,134            0.48%  $11,052
     10/31/1999   -1.10%            $12,197               -1.08%         $12,992            0.18%  $11,072
     11/30/1999    0.94%            $12,311                1.06%         $13,130            0.06%  $11,079
     12/31/1999   -0.82%            $12,210               -0.75%         $13,032            0.00%  $11,079
     01/31/2000   -0.49%            $12,150               -0.44%         $12,974            0.24%  $11,105
     02/29/2000    0.99%            $12,270                1.16%         $13,125            0.59%  $11,171

Total Return      22.70%                                  31.25%                           11.71%
----------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
2/29/00

CLASS C
-------
1-Year                                                                    -4.96%

3-Year                                                                    +2.99%

Since Inception (5/1/95)                                                  +4.32%



*Source: Standard and Poor's Micropal.

Past performance does not guarantee future results.




FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND



Your Fund's Goal: Franklin Minnesota Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Minnesota state personal income taxes through a portfolio consisting primarily of insured Minnesota municipal bonds.(1)


STATE UPDATE

[MINNESOTA STATE GRAPHIC]

Minnesota owes its economic strength to a diversified employment base that enhances its ability to weather economic downturns. The state's employment breakdown, with services representing 29%, trade 24%, and durable and non-durable goods manufacturing combined comprising 17% of total employment, closely resembles the U.S. labor force composition.(2) Among these sectors, services shows the greatest potential for contributing to future employment growth.

The state enjoys enviably low unemployment levels, typified by December's 2.4% unemployment rate, compared to the 4.1% national average for the same month.(3) Going forward, labor shortages, particularly for skilled positions, could temper business expansion, although it might also promote population growth. Minnesota's 6.6% personal income growth rate, which outpaced the nation's 6.0% rate in 1999, indicates another measure of the state's economic health.(2)

Continuing positive economic trends have enabled the state's revenues to increase faster than expenditures. The adopted 2000-2001 biennium general fund budget is structurally balanced and maintains solid budget reserve levels, while supporting a 9.6% expenditure increase above the previous biennium.(2) In addition, the state's 1999 net tax-supported per-capita debt rate of $513 came in below the $540 national


PORTFOLIO BREAKDOWN
Franklin Minnesota Insured
Tax-Free Income Fund
2/29/00

                                                                      % OF TOTAL
                                                                       LONG-TERM
SECTOR                                                               INVESTMENTS
------                                                               -----------
General Obligation                                                         24.9%

Hospital & Health Care                                                     22.2%

Housing                                                                    17.0%

Utilities                                                                  11.9%

Prerefunded                                                                 8.4%

Transportation                                                              7.2%

Subject to Government
Appropriation                                                               3.4%

Tax-Supported                                                               2.4%

Higher Education                                                            1.4%

Other Revenue                                                               1.2%



(1) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. The fund seeks to comply with Minnesota requirements for the pass-through of tax-exempt income dividends.

The insurance guarantees the scheduled payment of principal and interest on the insured securities in the fund's portfolio, but does not guarantee the insured securities' market value, the value of the fund's shares, or the fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the fund if called upon to do so.

(2) Source: Standard & Poor's Ratings Direct, 1/4/2000.

(3) Source: Bureau of Labor Statistics, 2/18/2000.


All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 82.



PORTFOLIO NOTES

The rise in interest rates during the reporting period resulted in decreasing bond prices, presenting challenges for municipal bond investors. For the 12 months ended February 29, 2000, the 30-year Treasury bond price fell 10.06%, and the Lehman Brothers Insured Municipal Bond Index was off 8.92%. By comparison, your fund's Class A share price, as measured by net asset value, declined 8.32%.(5)

We sought to take advantage of the reporting period's rising interest-rate environment to restructure the portfolio, seeking to improve the fund's long-term income-earning potential. Such a strategy enabled us to sell bonds at losses that can be used to help offset current or future capital gains, possibly lowering shareholders' future tax liabilities. With this in mind, the fund sold bonds issued by Braham ISD No. 314, Puerto Rico Commonwealth GO, Hennepin County GO and Minneapolis and St. Paul Housing RDA - Health One Obligated Group.

Strategies to improve the fund's dividend distributions included selling shorter-maturity bonds and buying longer-term bonds; replacing lower-yielding with higher-yielding bonds; and selling prerefunded bonds to buy longer-term, higher-yielding bonds. We also sold bonds close to their call dates and bought bonds with longer call protection to improve the predictability of the fund's future dividend payments. Attempting to meet these goals, we made several additions to the portfolio during the reporting period, including Minnetonka MFHR; Burnsville MFHR, Coventry Center, Refunding; Eagan MFHR Forest Ridge Apartments, Refunding; Minnesota Agriculture and Economic Development Board Revenue; and Dakota County Housing and Redevelopment Authority MFHR bonds.

Your fund offers a notable tax advantage over a comparable taxable investment. On page 35, the Performance Summary shows that at the end of this reporting period, the fund's Class A shares' distribution rate was 5.01%, based on an annualization of the current 4.85 cent ($0.0485) per share dividend and the maximum offering price of $11.62 on February 29, 2000. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and Minnesota state personal income tax bracket of 44.43% would need to earn 9.02% from a taxable investment to match the fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

(4) Source: Moody's Investors Service.

(5) Source: Lehman Brothers. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The fund's investment return and share price fluctuate with market conditions. Index is unmanaged and includes reinvested interest. One cannot invest directly in an index.

Looking forward, we will continue attempting to take advantage of the recently higher interest-rate environment, seeking to provide shareholders with high, current tax-free income. Please keep in mind that interest rates, and therefore bond prices, rise and fall depending on domestic and global economic factors. Such fluctuations are a normal part of investing, and one should expect this when investing in any security, including municipal bonds. However, municipal bond funds such as Franklin Minnesota Insured Tax-Free Income Fund can help to lower such volatility, as they offer a level of diversification that is difficult for individual investors to achieve on their own.


DIVIDEND DISTRIBUTIONS*
Franklin Minnesota Insured Tax-Free Income Fund
3/1/99 - 2/29/00

                                                             DIVIDEND PER SHARE
                                                          ------------------------
MONTH                                                      CLASS A       CLASS C
-----                                                      -------       -------
March                                                     5.00 cents    4.42 cents

April                                                     5.00 cents    4.42 cents

May                                                       5.00 cents    4.42 cents

June                                                      4.90 cents    4.36 cents

July                                                      4.90 cents    4.36 cents

August                                                    4.90 cents    4.36 cents

September                                                 4.85 cents    4.30 cents

October                                                   4.85 cents    4.30 cents

November                                                  4.85 cents    4.30 cents

December                                                  4.85 cents    4.34 cents

January                                                   4.85 cents    4.34 cents

February                                                  4.85 cents    4.34 cents

TOTAL                                                    58.80 CENTS   52.26 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.



This discussion reflects our views, opinions and portfolio holdings as of February 29, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


ONE-YEAR PERFORMANCE SUMMARY AS OF 2/29/00

One-year total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A
One-Year Total Return                  -3.30%
Net Asset Value (NAV)                  $11.13 (2/29/00)            $12.14 (2/28/99)
Change in NAV                          -$1.01
Distributions (3/1/99-2/29/00)         Dividend Income             $0.5880
                                       Long-Term Capital Gain      $0.0237
                                       ----------------------      -------
                                       Total                       $0.6117



CLASS C
One-Year Total Return                  -3.84%
Net Asset Value (NAV)                  $11.18 (2/29/00)            $12.19 (2/28/99)
Change in NAV                          -$1.01
Distributions (3/1/99-2/29/00)         Dividend Income             $0.5226
                                       Long-Term Capital Gain      $0.0237
                                       ----------------------      -------
                                       Total                       $0.5463


Franklin Minnesota Insured Tax-Free Income Fund paid distributions derived from long-term capital gains of 2.37 cents ($0.0237) per share in June 1999. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


ADDITIONAL PERFORMANCE


                                                                             INCEPTION
CLASS A                                   1-YEAR      5-YEAR      10-YEAR    (4/3/85)
--------------------------------------------------------------------------------------
Cumulative Total Return(1)                -3.30%     +23.62%      +76.18%    +178.10%

Average Annual Total Return(2)            -7.42%      +3.43%       +5.36%      +6.79%


                                                                             INCEPTION
CLASS C                                               1-YEAR      3-YEAR     (5/1/95)
--------------------------------------------------------------------------------------
Cumulative Total Return(1)                            -3.84%      +7.64%      +19.39%

Average Annual Total Return(2)                        -5.68%      +2.15%       +3.52%


SHARE CLASS                                                          A           C
--------------------------------------------------------------------------------------
Distribution Rate(3)                                               5.01%       4.61%

Taxable Equivalent Distribution Rate(4)                            9.02%       8.30%

30-Day Standardized Yield(5)                                       4.92%       4.53%

Taxable Equivalent Yield(4)                                        8.85%       8.15%


For updated performance figures, please see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 29, 2000.

(4) Taxable equivalent distribution rate and yield assume the published rates as of March 15, 2000, for the maximum combined federal and Minnesota state personal income tax bracket of 44.43%, based on the federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the month ended February 29, 2000.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND


CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


Past performance does not guarantee future results.

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND



AVERAGE ANNUAL TOTAL RETURN
2/29/00

CLASS A
-------
1-Year                             -7.42%

5-Year                             +3.43%

10-Year                            +5.36%

Since Inception (4/3/85)           +6.79%


[CLASS A LINE GRAPH]

The following line graph compares the performance of the Franklin Minnesota Insured Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/90 to 2/29/00.


-----------------------------------------------------------------------------------------------------------
Date               Franklin Minnesota Insured Tax-Free    Lehman Brothers Municipal              CPI
                           Income Fund-Class A                    Bond Index
-----------------------------------------------------------------------------------------------------------
     03/01/1990                                  $9,577                  $10,000                    $10,000
     03/31/1990     0.05%                        $9,582    0.03%         $10,003            0.55%   $10,055
     04/30/1990    -0.48%                        $9,536   -0.72%          $9,931            0.16%   $10,071
     05/31/1990     2.10%                        $9,736    2.18%         $10,147            0.23%   $10,094
     06/30/1990     1.02%                        $9,835    0.88%         $10,237            0.54%   $10,149
     07/31/1990     1.37%                        $9,970    1.47%         $10,387            0.38%   $10,187
     08/31/1990    -1.77%                        $9,794   -1.45%         $10,237            0.92%   $10,281
     09/30/1990    -0.21%                        $9,773    0.06%         $10,243            0.84%   $10,367
     10/31/1990     1.40%                        $9,910    1.82%         $10,429            0.60%   $10,430
     11/30/1990     1.92%                       $10,100    2.01%         $10,639            0.22%   $10,453
     12/31/1990     0.05%                       $10,105    0.43%         $10,685            0.00%   $10,453
     01/31/1991     1.47%                       $10,254    1.34%         $10,828            0.60%   $10,515
     02/28/1991     0.49%                       $10,304    0.87%         $10,922            0.15%   $10,531
     03/31/1991     0.40%                       $10,345    0.03%         $10,925            0.15%   $10,547
     04/30/1991     1.46%                       $10,496    1.34%         $11,072            0.15%   $10,563
     05/31/1991     0.75%                       $10,575    0.89%         $11,170            0.30%   $10,594
     06/30/1991    -0.06%                       $10,569   -0.10%         $11,159            0.29%   $10,625
     07/31/1991     1.34%                       $10,710    1.22%         $11,295            0.15%   $10,641
     08/31/1991     0.63%                       $10,778    1.32%         $11,444            0.29%   $10,672
     09/30/1991     1.32%                       $10,920    1.30%         $11,593            0.44%   $10,719
     10/31/1991     0.71%                       $10,998    0.90%         $11,697            0.15%   $10,735
     11/30/1991    -0.06%                       $10,991    0.28%         $11,730            0.29%   $10,766
     12/31/1991     1.92%                       $11,202    2.15%         $11,982            0.07%   $10,774
     01/31/1992     0.54%                       $11,262    0.23%         $12,010            0.15%   $10,790
     02/29/1992    -0.06%                       $11,256    0.03%         $12,013            0.36%   $10,829
     03/31/1992     0.48%                       $11,310    0.03%         $12,017            0.51%   $10,884
     04/30/1992     0.77%                       $11,397    0.89%         $12,124            0.14%   $10,899
     05/31/1992     1.45%                       $11,562    1.18%         $12,267            0.14%   $10,914
     06/30/1992     1.28%                       $11,710    1.68%         $12,473            0.36%   $10,954
     07/31/1992     3.40%                       $12,108    3.00%         $12,847            0.21%   $10,977
     08/31/1992    -1.45%                       $11,933   -0.97%         $12,723            0.28%   $11,007
     09/30/1992    -0.02%                       $11,930    0.65%         $12,805            0.28%   $11,038
     10/31/1992    -1.74%                       $11,723   -0.98%         $12,680            0.35%   $11,077
     11/30/1992     2.43%                       $12,008    1.79%         $12,907            0.14%   $11,092
     12/31/1992     1.35%                       $12,170    1.02%         $13,039           -0.07%   $11,085
     01/31/1993     1.23%                       $12,319    1.16%         $13,190            0.49%   $11,139
     02/28/1993     2.68%                       $12,649    3.62%         $13,667            0.35%   $11,178
     03/31/1993    -0.15%                       $12,630   -1.06%         $13,522            0.35%   $11,217
     04/30/1993     0.75%                       $12,725    1.01%         $13,659            0.28%   $11,248
     05/31/1993     0.44%                       $12,781    0.56%         $13,735            0.14%   $11,264
     06/30/1993     1.55%                       $12,979    1.67%         $13,965            0.14%   $11,280
     07/31/1993     0.07%                       $12,988    0.13%         $13,983            0.00%   $11,280
     08/31/1993     1.71%                       $13,210    2.08%         $14,274            0.28%   $11,311
     09/30/1993     1.00%                       $13,343    1.14%         $14,437            0.21%   $11,335
     10/31/1993     0.27%                       $13,379    0.19%         $14,464            0.41%   $11,382
     11/30/1993    -0.49%                       $13,313   -0.88%         $14,337            0.07%   $11,390
     12/31/1993     1.46%                       $13,507    2.11%         $14,639            0.00%   $11,390
     01/31/1994     0.86%                       $13,624    1.14%         $14,806            0.27%   $11,420
     02/28/1994    -1.90%                       $13,365   -2.59%         $14,423            0.34%   $11,459
     03/31/1994    -2.81%                       $12,989   -4.07%         $13,836            0.34%   $11,498
     04/30/1994     0.31%                       $13,029    0.85%         $13,953            0.14%   $11,514
     05/31/1994     0.77%                       $13,130    0.87%         $14,075            0.07%   $11,522
     06/30/1994    -0.35%                       $13,084   -0.61%         $13,989            0.34%   $11,562
     07/31/1994     1.40%                       $13,267    1.83%         $14,245            0.27%   $11,593
     08/31/1994     0.33%                       $13,311    0.35%         $14,295            0.40%   $11,639
     09/30/1994    -1.02%                       $13,175   -1.47%         $14,084            0.27%   $11,671
     10/31/1994    -1.39%                       $12,992   -1.78%         $13,834            0.07%   $11,679
     11/30/1994    -1.71%                       $12,770   -1.81%         $13,583            0.13%   $11,694
     12/31/1994     2.01%                       $13,026    2.20%         $13,882            0.00%   $11,694
     01/31/1995     2.44%                       $13,344    2.86%         $14,279            0.40%   $11,741
     02/28/1995     2.31%                       $13,652    2.91%         $14,695            0.40%   $11,788
     03/31/1995     0.85%                       $13,769    1.15%         $14,864            0.33%   $11,827
     04/30/1995     0.18%                       $13,793    0.12%         $14,882            0.33%   $11,866
     05/31/1995     2.09%                       $14,082    3.19%         $15,356            0.20%   $11,889
     06/30/1995    -0.51%                       $14,010   -0.87%         $15,223            0.20%   $11,913
     07/31/1995     0.56%                       $14,088    0.95%         $15,367            0.00%   $11,913
     08/31/1995     0.88%                       $14,212    1.27%         $15,563            0.26%   $11,944
     09/30/1995     0.62%                       $14,300    0.63%         $15,661            0.20%   $11,968
     10/31/1995     1.16%                       $14,466    1.45%         $15,888            0.33%   $12,007
     11/30/1995     1.19%                       $14,638    1.66%         $16,151           -0.07%   $11,999
     12/31/1995     0.84%                       $14,761    0.96%         $16,306           -0.07%   $11,991
     01/31/1996     0.48%                       $14,832    0.76%         $16,430            0.59%   $12,061
     02/29/1996    -0.52%                       $14,755   -0.68%         $16,319            0.32%   $12,100
     03/31/1996     1.12%                       $14,590   -1.28%         $16,110            0.52%   $12,163
     04/30/1996    -0.20%                       $14,561   -0.28%         $16,065            0.39%   $12,210
     05/31/1996     0.08%                       $14,572   -0.04%         $16,058            0.19%   $12,234
     06/30/1996     0.95%                       $14,711    1.09%         $16,233            0.06%   $12,241
     07/31/1996     0.82%                       $14,831    0.90%         $16,379            0.19%   $12,264
     08/31/1996    -0.12%                       $14,814   -0.02%         $16,376            0.19%   $12,287
     09/30/1996     1.23%                       $14,996    1.40%         $16,605            0.32%   $12,327
     10/31/1996     0.87%                       $15,126    1.13%         $16,793            0.32%   $12,366
     11/30/1996     1.28%                       $15,320    1.83%         $17,100            0.19%   $12,390
     12/31/1996    -0.27%                       $15,278   -0.42%         $17,028            0.00%   $12,390
     01/31/1997     0.19%                       $15,307    0.19%         $17,061            0.32%   $12,429
     02/28/1997     0.77%                       $15,425    0.92%         $17,218            0.31%   $12,468
     03/31/1997    -0.95%                       $15,279   -1.33%         $16,989            0.25%   $12,499
     04/30/1997     0.68%                       $15,383    0.84%         $17,131            0.12%   $12,514
     05/31/1997     1.16%                       $15,561    1.51%         $17,390           -0.06%   $12,507
     06/30/1997     0.87%                       $15,697    1.07%         $17,576            0.12%   $12,522
     07/31/1997     2.27%                       $16,053    2.77%         $18,063            0.12%   $12,537
     08/31/1997    -0.64%                       $15,950   -0.94%         $17,893            0.19%   $12,560
     09/30/1997     0.94%                       $16,100    1.19%         $18,106            0.25%   $12,592
     10/31/1997     0.55%                       $16,189    0.64%         $18,222            0.25%   $12,623
     11/30/1997     0.57%                       $16,281    0.59%         $18,330           -0.06%   $12,616
     12/31/1997     1.08%                       $16,457    1.46%         $18,597           -0.12%   $12,601
     01/31/1998     0.77%                       $16,583    1.03%         $18,789            0.19%   $12,624
     02/28/1998     0.10%                       $16,600    0.03%         $18,794            0.19%   $12,648
     03/31/1998     0.21%                       $16,635    0.09%         $18,811            0.19%   $12,672
     04/30/1998    -0.17%                       $16,607   -0.45%         $18,727            0.18%   $12,695
     05/31/1998     1.25%                       $16,814    1.58%         $19,023            0.18%   $12,718
     06/30/1998     0.44%                       $16,888    0.39%         $19,097            0.12%   $12,733
     07/31/1998     0.22%                       $16,925    0.25%         $19,145            0.12%   $12,749
     08/31/1998     1.09%                       $17,110    1.55%         $19,441            0.12%   $12,764
     09/30/1998     0.89%                       $17,262    1.25%         $19,684            0.12%   $12,779
     10/31/1998     0.29%                       $17,312    0.00%         $19,684            0.24%   $12,810
     11/30/1998     0.34%                       $17,371    0.35%         $19,753            0.00%   $12,810
     12/31/1998     0.13%                       $17,394    0.25%         $19,803           -0.06%   $12,802
     01/31/1999     0.74%                       $17,522    1.19%         $20,038            0.24%   $12,833
     02/28/1999    -0.34%                       $17,463   -0.44%         $19,950            0.12%   $12,848
     03/31/1999     0.48%                       $17,547    0.14%         $19,978            0.30%   $12,887
     04/30/1999     0.08%                       $17,561    0.25%         $20,028            0.73%   $12,981
     05/31/1999    -0.38%                       $17,494   -0.58%         $19,912            0.00%   $12,981
     06/30/1999    -1.37%                       $17,254   -1.44%         $19,625            0.00%   $12,981
     07/31/1999     0.14%                       $17,278    0.36%         $19,696            0.30%   $13,020
     08/31/1999    -1.33%                       $17,049   -0.80%         $19,538            0.24%   $13,051
     09/30/1999    -0.28%                       $17,001    0.04%         $19,546            0.48%   $13,114
     10/31/1999    -1.62%                       $16,725   -1.08%         $19,335            0.18%   $13,137
     11/30/1999     1.10%                       $16,909    1.06%         $19,540            0.06%   $13,145
     12/31/1999    -0.98%                       $16,744   -0.75%         $19,393            0.00%   $13,145
     01/31/2000    -0.56%                       $16,650   -0.44%         $19,308            0.24%   $13,177
     02/29/2000     1.42%                       $16,864    1.16%         $19,532            0.59%   $13,255

Total Return                            68.64%                                    95.32%              32.55%
------------------------------------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURN
2/29/00

CLASS C
-------
1-Year                             -5.68%

3-Year                             +2.15%

Since Inception (5/1/95)           +3.52%


[CLASS C LINE GRAPH]

The following line graph compares the performance of the Franklin Minnesota Insured Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/29/00.


----------------------------------------------------------------------------------------------------------
Date            Franklin Minnesota Insured Tax-Free     Lehman Brothers Municipal               CPI
                     Income Fund-Class C                     Bond Index
----------------------------------------------------------------------------------------------------------
     05/01/1995                      $9,900                              $10,000                   $10,000
     05/31/1995    2.20%            $10,118                3.19%         $10,319            0.20%  $10,020
     06/30/1995   -0.56%            $10,061               -0.87%         $10,229            0.20%  $10,040
     07/31/1995    0.51%            $10,112                0.95%         $10,326            0.00%  $10,040
     08/31/1995    0.91%            $10,204                1.27%         $10,458            0.26%  $10,066
     09/29/1995    0.49%            $10,254                0.63%         $10,523            0.20%  $10,086
     10/31/1995    1.10%            $10,367                1.45%         $10,676            0.33%  $10,120
     11/30/1995    1.22%            $10,494                1.66%         $10,853           -0.07%  $10,112
     12/29/1995    0.79%            $10,577                0.96%         $10,957           -0.07%  $10,105
     01/31/1996    0.42%            $10,621                0.76%         $11,041            0.59%  $10,165
     02/29/1996   -0.58%            $10,559               -0.68%         $10,966            0.32%  $10,198
     03/29/1996   -1.16%            $10,437               -1.28%         $10,825            0.52%  $10,251
     04/30/1996   -0.25%            $10,411               -0.28%         $10,795            0.39%  $10,291
     05/31/1996    0.11%            $10,422               -0.04%         $10,791            0.19%  $10,310
     06/28/1996    0.82%            $10,508                1.09%         $10,908            0.06%  $10,316
     07/31/1996    0.77%            $10,589                0.90%         $11,006            0.19%  $10,336
     08/30/1996   -0.08%            $10,580               -0.02%         $11,004            0.19%  $10,356
     09/30/1996    1.10%            $10,697                1.40%         $11,158            0.32%  $10,389
     10/31/1996    0.82%            $10,784                1.13%         $11,284            0.32%  $10,422
     11/29/1996    1.23%            $10,917                1.83%         $11,491            0.19%  $10,442
     12/31/1996   -0.32%            $10,882               -0.42%         $11,443            0.00%  $10,442
     01/31/1997    0.13%            $10,896                0.19%         $11,464            0.32%  $10,475
     02/28/1997    0.78%            $10,981                0.92%         $11,570            0.31%  $10,508
     03/31/1997   -1.01%            $10,870               -1.33%         $11,416            0.25%  $10,534
     04/30/1997    0.64%            $10,940                0.84%         $11,512            0.12%  $10,547
     05/31/1997    1.11%            $11,061                1.51%         $11,686           -0.06%  $10,540
     06/30/1997    0.91%            $11,162                1.07%         $11,811            0.12%  $10,553
     07/31/1997    2.12%            $11,399                2.77%         $12,138            0.12%  $10,565
     08/31/1997   -0.69%            $11,320               -0.94%         $12,024            0.19%  $10,586
     09/30/1997    0.89%            $11,421                1.19%         $12,167            0.25%  $10,612
     10/31/1997    0.50%            $11,478                0.64%         $12,245            0.25%  $10,639
     11/30/1997    0.52%            $11,537                0.59%         $12,317           -0.06%  $10,632
     12/31/1997    1.11%            $11,666                1.46%         $12,497           -0.12%  $10,619
     01/31/1998    0.72%            $11,750                1.03%         $12,626            0.19%  $10,640
     02/28/1998    0.05%            $11,755                0.03%         $12,629            0.19%  $10,660
     03/31/1998    0.16%            $11,774                0.09%         $12,641            0.19%  $10,680
     04/30/1998   -0.21%            $11,749               -0.45%         $12,584            0.18%  $10,699
     05/31/1998    1.20%            $11,890                1.58%         $12,783            0.18%  $10,719
     06/30/1998    0.39%            $11,937                0.39%         $12,832            0.12%  $10,731
     07/31/1998    0.17%            $11,957                0.25%         $12,865            0.12%  $10,744
     08/31/1998    1.04%            $12,081                1.55%         $13,064            0.12%  $10,757
     09/30/1998    0.84%            $12,183                1.25%         $13,227            0.12%  $10,770
     10/31/1998    0.23%            $12,211                0.00%         $13,227            0.24%  $10,796
     11/30/1998    0.29%            $12,246                0.35%         $13,274            0.00%  $10,796
     12/31/1998    0.16%            $12,266                0.25%         $13,307           -0.06%  $10,789
     01/31/1999    0.69%            $12,351                1.19%         $13,465            0.24%  $10,815
     02/28/1999   -0.46%            $12,294               -0.44%         $13,406            0.12%  $10,828
     03/31/1999    0.42%            $12,345                0.14%         $13,425            0.30%  $10,861
     04/30/1999    0.11%            $12,359                0.25%         $13,458            0.73%  $10,940
     05/31/1999   -0.50%            $12,297               -0.58%         $13,380            0.00%  $10,940
     06/30/1999   -1.41%            $12,124               -1.44%         $13,187            0.00%  $10,940
     07/31/1999    0.18%            $12,146                0.36%         $13,235            0.30%  $10,973
     08/31/1999   -1.46%            $11,968               -0.80%         $13,129            0.24%  $10,999
     09/30/1999   -0.33%            $11,929                0.04%         $13,134            0.48%  $11,052
     10/31/1999   -1.65%            $11,732               -1.08%         $12,992            0.18%  $11,072
     11/30/1999    1.04%            $11,854                1.06%         $13,130            0.06%  $11,079
     12/31/1999   -1.02%            $11,733               -0.75%         $13,032            0.00%  $11,079
     01/31/2000   -0.60%            $11,663               -0.44%         $12,974            0.24%  $11,105
     02/29/2000    1.37%            $11,820                1.16%         $13,125            0.59%  $11,171

Total Return                            18.20%                                    31.25%              11.71%
----------------------------------------------------------------------------------------------------------


TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged index, which includes approximately 38,000 municipal securities from across the country, differs from the fund in composition, does not pay management fees or expenses and includes reinvested interest. One cannot invest directly in an index. For the periods shown, performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

*Source: Standard & Poor's Micropal.

Past performance does not guarantee future results.


FRANKLIN OHIO INSURED TAX-FREE INCOME FUND


Your Fund's Goal: Franklin Ohio Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Ohio state personal income taxes through a portfolio consisting primarily of insured Ohio municipal bonds.(1)

STATE UPDATE

[OHIO STATE GRAPHIC]

Ohio's economy performed strongly during the year under review, benefiting from stability in its manufacturing base, as well as growth in the trade and services sectors. The state's 4.0% December unemployment rate, compared favorably with the 4.1% national average, reflecting a history of rates just below or on par with the national average.(2) Ohio's expected 1% annual job growth through 2002 represents steady growth, although not at the rapid levels of 1994-1997. Asia-related declines in the state's export market were partly responsible for this slowdown.(3)

Ohio boasted not only solid economic performance, but stalwart finances as well. Fiscal year 1999 recorded another year's operating surplus, while fiscal year 2000's results through November 1999 demonstrate a favorable revenues-to-expenditures balance. At the same time, Ohio's reserve fund balance now exceeds its levels prior to the last recession, and should provide a cushion against future economic volatility.

In 1999, the state's $668 net tax-supported per-capita debt level was moderately above the national median of $540.(4) An Ohio Supreme Court decision requiring major funding changes for the state's schools represents a noteworthy, yet not overwhelming, challenge to the state's resources. In light of such developments, we expect a stable credit outlook for Ohio in the months to come.



PORTFOLIO BREAKDOWN
Franklin Ohio Insured Tax-Free Income Fund
2/29/00

                                                                   % OF TOTAL
                                                                    LONG-TERM
SECTOR                                                             INVESTMENTS
------                                                             -----------
General Obligation                                                     26.6%

Utilities                                                              25.6%

Prerefunded                                                            15.0%

Hospital & Health Care                                                 12.5%

Higher Education                                                        5.9%

Housing                                                                 3.8%

Transportation                                                          3.8%

Corporate-Backed                                                        3.2%

Subject to Government
Appropriation                                                           2.6%

Other Revenue                                                           0.7%

Tax-Supported                                                           0.3%


(1) For Investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

The insurance guarantees the scheduled payment of principal and interest on the insured securities in the fund's portfolio, but does not guarantee the insured securities' market value, the value of the fund's shares, or the fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the fund if called upon to do so.

(2) Source: Bureau of Labor Statistics, 2/18/2000.

(3) Source: Standard & Poor's Ratings Direct, 1/20/2000.

(4) Source: Moody's Investors Service.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 88.


PORTFOLIO NOTES

The rise in interest rates during the reporting period resulted in decreasing bond prices, presenting challenges for municipal bond investors. For the 12 months ended February 29, 2000, the 30-year Treasury bond price fell 10.06%, and the Lehman Brothers Insured Municipal Bond Index was off 8.92%. By comparison, your fund's Class A share price, as measured by net asset value, declined 7.77%.(5)

We took advantage of the reporting period's rising interest-rate environment to restructure the portfolio, seeking to improve the fund's long-term income-earning potential. Such a strategy enabled us to sell bonds at losses that can be used to help offset current or future capital gains, possibly lowering shareholders' future tax liabilities. With this in mind, the fund sold bonds issued by Barberton City School District, Licking Valley Local School GO, Cleveland Water Works Revenue, Hamilton County Hospital Facilities Revenue and Franklin County Convention Facilities Authority Tax and Lease Revenue.

Strategies to improve the fund's dividend distributions included selling shorter- maturity bonds and buying longer-term bonds; replacing lower-yielding with higher-yielding bonds; and selling prerefunded bonds to buy longer-term, higher-yielding bonds. We also sold bonds close to their call dates and bought bonds with longer call protection to improve the predictability of the fund's future dividend payments. Attempting to meet these goals, we made several additions to the portfolio during the reporting period, including Aurora City School District COP, Edgewood City School District GO, University of Akron General Receipts, and Rural Lorain County Water Authority - Water Resource Revenue Improvement bonds.

Your fund offers a notable tax advantage over a comparable taxable investment. On page 41, the Performance Summary shows that at the end of this reporting period, the fund's Class A shares' distribution rate was 5.04%, based on an annualization of the current 5.05 cent ($0.0505) per share dividend and the maximum offering price of $12.03 on February 29, 2000. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and Ohio state personal income tax bracket of 45.48% would need to earn 9.24% from a taxable investment to match the fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and taxable equivalent distribution rates for Class B and C shares.


(5) Source: Lehman Brothers. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The fund's investment return and share price fluctuate with market conditions. Index is unmanaged and includes reinvested interest. One cannot invest directly in an index.


Looking forward, we will continue attempting to take advantage of the recently higher interest-rate environment, seeking to provide shareholders with high, current tax-free income. Please keep in mind that interest rates, and therefore bond prices, rise and fall depending on domestic and global economic factors. Such fluctuations are a normal part of investing, and one should expect this when investing in any security, including municipal bonds. However, municipal bond funds such as Franklin Ohio Insured Tax-Free Income Fund can help to lower such volatility, as they offer a level of diversification that is difficult for individual investors to achieve on their own.



DIVIDEND DISTRIBUTIONS*
Franklin Ohio Insured Tax-Free Income Fund
3/1/99 - 2/29/00

                                                     DIVIDEND PER SHARE
                                             -------------------------------------
MONTH                                        CLASS A      CLASS B**      CLASS C
-----                                        -------      ---------      -------
March                                        5.10 cents      --         4.50 cents

April                                        5.10 cents      --         4.50 cents

May                                          5.10 cents      --         4.50 cents

June                                         5.00 cents      --         4.44 cents

July                                         5.00 cents      --         4.44 cents

August                                       5.00 cents      --         4.44 cents

September                                    5.00 cents      --         4.44 cents

October                                      5.00 cents      --         4.44 cents

November                                     5.00 cents      --         4.44 cents

December                                     5.03 cents      --         4.50 cents

January                                      5.03 cents      --         4.50 cents

February                                     5.03 cents   2.87 cents    4.50 cents
-----                                       -----------   ----------   -----------
TOTAL                                       60.39 CENTS   2.87 CENTS   53.64 CENTS


* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

** Effective February 1, 2000, the fund began offering Class B shares to investors. See the prospectus for details.


This discussion reflects our views, opinions and portfolio holdings as of February 29, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


FRANKLIN OHIO INSURED TAX-FREE INCOME FUND


CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


ONE-YEAR PERFORMANCE SUMMARY AS OF 2/29/00

One-year and aggregate total returns do not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A
One-Year Total Return                  -2.80%
Net Asset Value (NAV)                  $11.52 (2/29/00)             $12.49 (2/28/99)
Change in NAV                          -$0.97
Distributions (3/1/99-2/29/00)         Dividend Income              $0.6039
                                       Long-Term Capital Gain       $0.0171
                                       ----------------------       -------
                                       Total                        $0.6210



CLASS B
Aggregate Total Return                 +1.19%
Net Asset Value (NAV)                  $11.52 (2/29/00)             $11.43 (2/1/00)
Change in NAV                          +$0.09
Distributions (2/1/00-2/29/00)         Dividend Income              $0.0287



CLASS C
One-Year Total Return                  -3.41%
Net Asset Value (NAV)                  $11.58 (2/29/00)             $12.56 (2/28/99)
Change in NAV                          -$0.98
Distributions (3/1/99-2/29/00)         Dividend Income              $0.5364
                                       Long-Term Capital Gain       $0.0171
                                       ----------------------       -------
                                       Total                        $0.5535


Franklin Ohio Insured Tax-Free Income Fund paid distributions derived from long-term capital gains of 1.71 cents ($0.0171) per share in June 1999. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


              Past performance does not guarantee future results.


ADDITIONAL PERFORMANCE

                                                                                INCEPTION
CLASS A                                           1-YEAR    5-YEAR    10-YEAR   (4/3/85)
---------------------------------------------------------------------------------------
Cumulative Total Return(1)                        -2.80%   +27.21%    +84.95%   +183.72%

Average Annual Total Return(2)                    -6.90%    +4.02%     +5.88%     +6.94%



                                                                              INCEPTION
CLASS B                                                                       (2/1/00)
---------------------------------------------------------------------------------------
Cumulative Total Return(1)                                                     +1.19%

Aggregate Total Return(2)                                                       -2.81%



                                                                               INCEPTION
CLASS C                                                    1-YEAR    3-YEAR    (5/1/95)
---------------------------------------------------------------------------------------
Cumulative Total Return(1)                                  -3.41%    +9.29%     +23.05%

Average Annual Total Return(2)                              -5.31%    +2.67%      +4.17%



SHARE CLASS                                                  A         B          C
-------------------------------------------------------------------------------------
Distribution Rate(3)                                       5.04%     4.70%      4.65%

Taxable Equivalent Distribution Rate(4)                    9.24%     8.62%      8.53%

30-Day Standardized Yield(5)                               4.94%     4.61%      4.57%

Taxable Equivalent Yield(4)                                9.06%     8.46%      8.38%


For updated performance figures, please see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Since Class B shares have existed for less than one year, aggregate total return for that class represents total return since inception, including the maximum sales charge.

(3) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (net asset value price for Class B) per share on February 29, 2000.

(4) Taxable equivalent distribution rate and yield assume the published rates as of March 15, 2000, for the maximum combined federal and Ohio state personal income tax bracket of 45.48%, based on the federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the month ended February 29, 2000.



Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



Past performance does not guarantee future results.


FRANKLIN OHIO INSURED TAX-FREE INCOME FUND



AVERAGE ANNUAL TOTAL RETURN
2/29/00

CLASS A
-------
1-Year                                                                    -6.90%

5-Year                                                                    +4.02%

10-Year                                                                   +5.88%

Since Inception (4/3/85)                                                  +6.94%


[CLASS A LINE GRAPH]

The following line graph compares the performance of the Franklin Ohio Insured Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/90 to 2/29/00.

-----------------------------------------------------------------------------------------------------------
Date              Franklin Ohio Insured Tax-Free            Lehman Brothers Municipal           CPI
                        Income Fund-Class A                          Bond Index
-----------------------------------------------------------------------------------------------------------
     03/01/1990                      $9,573                                  $10,000                $10,000
     03/31/1990        0.02%         $9,575                    0.03%         $10,003        0.55%   $10,055
     04/30/1990       -0.71%         $9,507                   -0.72%         $9,931         0.16%   $10,071
     05/31/1990        2.30%         $9,726                    2.18%         $10,147        0.23%   $10,094
     06/30/1990        1.11%         $9,834                    0.88%         $10,237        0.54%   $10,149
     07/31/1990        1.65%         $9,996                    1.47%         $10,387        0.38%   $10,187
     08/31/1990       -1.73%         $9,823                   -1.45%         $10,237        0.92%   $10,281
     09/30/1990        0.22%         $9,844                    0.06%         $10,243        0.84%   $10,367
     10/31/1990        1.31%         $9,973                    1.82%         $10,429        0.60%   $10,430
     11/30/1990        1.75%        $10,148                    2.01%         $10,639        0.22%   $10,453
     12/31/1990        0.39%        $10,188                    0.43%         $10,685        0.00%   $10,453
     01/31/1991        1.64%        $10,355                    1.34%         $10,828        0.60%   $10,515
     02/28/1991        0.38%        $10,394                    0.87%         $10,922        0.15%   $10,531
     03/31/1991        0.30%        $10,425                    0.03%         $10,925        0.15%   $10,547
     04/30/1991        1.45%        $10,576                    1.34%         $11,072        0.15%   $10,563
     05/31/1991        0.65%        $10,645                    0.89%         $11,170        0.30%   $10,594
     06/30/1991       -0.05%        $10,640                   -0.10%         $11,159        0.29%   $10,625
     07/31/1991        1.36%        $10,784                    1.22%         $11,295        0.15%   $10,641
     08/31/1991        0.74%        $10,864                    1.32%         $11,444        0.29%   $10,672
     09/30/1991        1.35%        $11,011                    1.30%         $11,593        0.44%   $10,719
     10/31/1991        0.73%        $11,091                    0.90%         $11,697        0.15%   $10,735
     11/30/1991       -0.05%        $11,086                    0.28%         $11,730        0.29%   $10,766
     12/31/1991        1.95%        $11,302                    2.15%         $11,982        0.07%   $10,774
     01/31/1992        0.54%        $11,363                    0.23%         $12,010        0.15%   $10,790
     02/29/1992       -0.17%        $11,344                    0.03%         $12,013        0.36%   $10,829
     03/31/1992        0.30%        $11,378                    0.03%         $12,017        0.51%   $10,884
     04/30/1992        0.93%        $11,483                    0.89%         $12,124        0.14%   $10,899
     05/31/1992        1.37%        $11,641                    1.18%         $12,267        0.14%   $10,914
     06/30/1992        1.29%        $11,791                    1.68%         $12,473        0.36%   $10,954
     07/31/1992        3.50%        $12,204                    3.00%         $12,847        0.21%   $10,977
     08/31/1992       -1.32%        $12,043                   -0.97%         $12,723        0.28%   $11,007
     09/30/1992        0.05%        $12,049                    0.65%         $12,805        0.28%   $11,038
     10/31/1992       -1.68%        $11,846                   -0.98%         $12,680        0.35%   $11,077
     11/30/1992        2.51%        $12,144                    1.79%         $12,907        0.14%   $11,092
     12/31/1992        1.43%        $12,317                    1.02%         $13,039       -0.07%   $11,085
     01/31/1993        1.39%        $12,488                    1.16%         $13,190        0.49%   $11,139
     02/28/1993        3.01%        $12,864                    3.62%         $13,667        0.35%   $11,178
     03/31/1993        0.07%        $12,873                   -1.06%         $13,522        0.35%   $11,217
     04/30/1993        0.58%        $12,948                    1.01%         $13,659        0.28%   $11,248
     05/31/1993        0.45%        $13,006                    0.56%         $13,735        0.14%   $11,264
     06/30/1993        1.80%        $13,240                    1.67%         $13,965        0.14%   $11,280
     07/31/1993        0.08%        $13,251                    0.13%         $13,983        0.00%   $11,280
     08/31/1993        1.88%        $13,500                    2.08%         $14,274        0.28%   $11,311
     09/30/1993        1.08%        $13,646                    1.14%         $14,437        0.21%   $11,335
     10/31/1993        0.19%        $13,672                    0.19%         $14,464        0.41%   $11,382
     11/30/1993       -0.41%        $13,616                   -0.88%         $14,337        0.07%   $11,390
     12/31/1993        1.78%        $13,858                    2.11%         $14,639        0.00%   $11,390
     01/31/1994        1.02%        $13,999                    1.14%         $14,806        0.27%   $11,420
     02/28/1994       -2.28%        $13,680                   -2.59%         $14,423        0.34%   $11,459
     03/31/1994       -3.52%        $13,199                   -4.07%         $13,836        0.34%   $11,498
     04/30/1994        0.48%        $13,262                    0.85%         $13,953        0.14%   $11,514
     05/31/1994        0.77%        $13,364                    0.87%         $14,075        0.07%   $11,522
     06/30/1994       -0.38%        $13,313                   -0.61%         $13,989        0.34%   $11,562
     07/31/1994        1.57%        $13,522                    1.83%         $14,245        0.27%   $11,593
     08/31/1994        0.25%        $13,556                    0.35%         $14,295        0.40%   $11,639
     09/30/1994       -1.27%        $13,384                   -1.47%         $14,084        0.27%   $11,671
     10/31/1994       -1.56%        $13,175                   -1.78%         $13,834        0.07%   $11,679
     11/30/1994       -1.62%        $12,962                   -1.81%         $13,583        0.13%   $11,694
     12/31/1994        2.11%        $13,235                    2.20%         $13,882        0.00%   $11,694
     01/31/1995        2.63%        $13,583                    2.86%         $14,279        0.40%   $11,741
     02/28/1995        2.49%        $13,922                    2.91%         $14,695        0.40%   $11,788
     03/31/1995        0.86%        $14,041                    1.15%         $14,864        0.33%   $11,827
     04/30/1995        0.11%        $14,057                    0.12%         $14,882        0.33%   $11,866
     05/31/1995        2.52%        $14,411                    3.19%         $15,356        0.20%   $11,889
     06/30/1995       -0.67%        $14,314                   -0.87%         $15,223        0.20%   $11,913
     07/31/1995        0.48%        $14,383                    0.95%         $15,367        0.00%   $11,913
     08/31/1995        1.05%        $14,534                    1.27%         $15,563        0.26%   $11,944
     09/30/1995        0.46%        $14,601                    0.63%         $15,661        0.20%   $11,968
     10/31/1995        1.25%        $14,784                    1.45%         $15,888        0.33%   $12,007
     11/30/1995        1.44%        $14,996                    1.66%         $16,151       -0.07%   $11,999
     12/31/1995        0.93%        $15,136                    0.96%         $16,306       -0.07%   $11,991
     01/31/1996        0.56%        $15,221                    0.76%         $16,430        0.59%   $12,061
     02/29/1996       -0.60%        $15,129                   -0.68%         $16,319        0.32%   $12,100
     03/31/1996       -1.20%        $14,948                   -1.28%         $16,110        0.52%   $12,163
     04/30/1996       -0.12%        $14,930                   -0.28%         $16,065        0.39%   $12,210
     05/31/1996        0.24%        $14,966                   -0.04%         $16,058        0.19%   $12,234
     06/30/1996        1.10%        $15,130                    1.09%         $16,233        0.06%   $12,241
     07/31/1996        0.81%        $15,253                    0.90%         $16,379        0.19%   $12,264
     08/31/1996       -0.04%        $15,247                   -0.02%         $16,376        0.19%   $12,287
     09/30/1996        1.48%        $15,472                    1.40%         $16,605        0.32%   $12,327
     10/31/1996        0.95%        $15,619                    1.13%         $16,793        0.32%   $12,366
     11/30/1996        1.60%        $15,869                    1.83%         $17,100        0.19%   $12,390
     12/31/1996       -0.34%        $15,815                   -0.42%         $17,028        0.00%   $12,390
     01/31/1997        0.03%        $15,820                    0.19%         $17,061        0.32%   $12,429
     02/28/1997        0.77%        $15,942                    0.92%         $17,218        0.31%   $12,468
     03/31/1997       -1.18%        $15,754                   -1.33%         $16,989        0.25%   $12,499
     04/30/1997        0.76%        $15,874                    0.84%         $17,131        0.12%   $12,514
     05/31/1997        1.32%        $16,083                    1.51%         $17,390       -0.06%   $12,507
     06/30/1997        0.95%        $16,236                    1.07%         $17,576        0.12%   $12,522
     07/31/1997        2.48%        $16,639                    2.77%         $18,063        0.12%   $12,537
     08/31/1997       -0.95%        $16,480                   -0.94%         $17,893        0.19%   $12,560
     09/30/1997        1.09%        $16,660                    1.19%         $18,106        0.25%   $12,592
     10/31/1997        0.46%        $16,737                    0.64%         $18,222        0.25%   $12,623
     11/30/1997        0.64%        $16,844                    0.59%         $18,330       -0.06%   $12,616
     12/31/1997        1.55%        $17,105                    1.46%         $18,597       -0.12%   $12,601
     01/31/1998        0.92%        $17,262                    1.03%         $18,789        0.19%   $12,624
     02/28/1998       -0.06%        $17,252                    0.03%         $18,794        0.19%   $12,648
     03/31/1998        0.05%        $17,261                    0.09%         $18,811        0.19%   $12,672
     04/30/1998       -0.24%        $17,219                   -0.45%         $18,727        0.18%   $12,695
     05/31/1998        1.39%        $17,458                    1.58%         $19,023        0.18%   $12,718
     06/30/1998        0.39%        $17,527                    0.39%         $19,097        0.12%   $12,733
     07/31/1998        0.29%        $17,577                    0.25%         $19,145        0.12%   $12,749
     08/31/1998        1.14%        $17,778                    1.55%         $19,441        0.12%   $12,764
     09/30/1998        1.26%        $18,002                    1.25%         $19,684        0.12%   $12,779
     10/31/1998        0.19%        $18,036                    0.00%         $19,684        0.24%   $12,810
     11/30/1998        0.33%        $18,095                    0.35%         $19,753        0.00%   $12,810
     12/31/1998        0.16%        $18,124                    0.25%         $19,803       -0.06%   $12,802
     01/31/1999        0.81%        $18,271                    1.19%         $20,038        0.24%   $12,833
     02/28/1999       -0.24%        $18,227                   -0.44%         $19,950        0.12%   $12,848
     03/31/1999        0.39%        $18,298                    0.14%         $19,978        0.30%   $12,887
     04/30/1999        0.16%        $18,328                    0.25%         $20,028        0.73%   $12,981
     05/31/1999       -0.60%        $18,218                   -0.58%         $19,912        0.00%   $12,981
     06/30/1999       -1.22%        $17,996                   -1.44%         $19,625        0.00%   $12,981
     07/31/1999        0.14%        $18,021                    0.36%         $19,696        0.30%   $13,020
     08/31/1999       -1.20%        $17,804                   -0.80%         $19,538        0.24%   $13,051
     09/30/1999       -0.01%        $17,803                    0.04%         $19,546        0.48%   $13,114
     10/31/1999       -1.30%        $17,571                   -1.08%         $19,335        0.18%   $13,137
     11/30/1999        0.90%        $17,729                    1.06%         $19,540        0.06%   $13,145
     12/31/1999       -0.85%        $17,579                   -0.75%         $19,393        0.00%   $13,145
     01/31/2000       -0.44%        $17,501                   -0.44%         $19,308        0.24%   $13,177
     02/29/2000        1.21%        $17,703                    1.16%         $19,532        0.59%   $13,255

Total Return          77.03%                                  95.32%                       32.55%
------------------------------  ---------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN

2/29/00

CLASS C
-------
1-Year                                                                    -5.31%

3-Year                                                                    +2.67%

Since Inception (5/1/95)                                                  +4.17%


[CLASS C LINE GRAPH]

The following line graph compares the performance of the Franklin Ohio Insured Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/29/00.

-----------------------------------------------------------------------------------------------------------
Date               Franklin Ohio Insured Tax-Free           Lehman Brothers Municipal           CPI
                        Income Fund-Class C                         Bond Index
-----------------------------------------------------------------------------------------------------------
     05/01/1995                      $9,900                                  $10,000                $10,000
     05/31/1995        2.55%        $10,152                    3.19%         $10,319        0.20%   $10,020
     06/30/1995       -0.72%        $10,079                   -0.87%         $10,229        0.20%   $10,040
     07/31/1995        0.52%        $10,132                    0.95%         $10,326        0.00%   $10,040
     08/31/1995        1.00%        $10,233                    1.27%         $10,458        0.26%   $10,066
     09/29/1995        0.41%        $10,275                    0.63%         $10,523        0.20%   $10,086
     10/31/1995        1.28%        $10,407                    1.45%         $10,676        0.33%   $10,120
     11/30/1995        1.39%        $10,551                    1.66%         $10,853       -0.07%   $10,112
     12/29/1995        0.88%        $10,644                    0.96%         $10,957       -0.07%   $10,105
     01/31/1996        0.59%        $10,707                    0.76%         $11,041        0.59%   $10,165
     02/29/1996       -0.65%        $10,637                   -0.68%         $10,966        0.32%   $10,198
     03/29/1996       -1.24%        $10,505                   -1.28%         $10,825        0.52%   $10,251
     04/30/1996       -0.17%        $10,488                   -0.28%         $10,795        0.39%   $10,291
     05/31/1996        0.19%        $10,507                   -0.04%         $10,791        0.19%   $10,310
     06/28/1996        0.97%        $10,609                    1.09%         $10,908        0.06%   $10,316
     07/31/1996        0.92%        $10,707                    0.90%         $11,006        0.19%   $10,336
     08/30/1996       -0.09%        $10,697                   -0.02%         $11,004        0.19%   $10,356
     09/30/1996        1.34%        $10,841                    1.40%         $11,158        0.32%   $10,389
     10/31/1996        0.97%        $10,946                    1.13%         $11,284        0.32%   $10,422
     11/29/1996        1.54%        $11,114                    1.83%         $11,491        0.19%   $10,442
     12/31/1996       -0.39%        $11,071                   -0.42%         $11,443        0.00%   $10,442
     01/31/1997       -0.01%        $11,070                    0.19%         $11,464        0.32%   $10,475
     02/28/1997        0.72%        $11,150                    0.92%         $11,570        0.31%   $10,508
     03/31/1997       -1.22%        $11,014                   -1.33%         $11,416        0.25%   $10,534
     04/30/1997        0.72%        $11,093                    0.84%         $11,512        0.12%   $10,547
     05/31/1997        1.26%        $11,233                    1.51%         $11,686       -0.06%   $10,540
     06/30/1997        0.90%        $11,334                    1.07%         $11,811        0.12%   $10,553
     07/31/1997        2.51%        $11,618                    2.77%         $12,138        0.12%   $10,565
     08/31/1997       -0.99%        $11,503                   -0.94%         $12,024        0.19%   $10,586
     09/30/1997        0.95%        $11,613                    1.19%         $12,167        0.25%   $10,612
     10/31/1997        0.49%        $11,669                    0.64%         $12,245        0.25%   $10,639
     11/30/1997        0.60%        $11,739                    0.59%         $12,317       -0.06%   $10,632
     12/31/1997        1.50%        $11,916                    1.46%         $12,497       -0.12%   $10,619
     01/31/1998        0.86%        $12,018                    1.03%         $12,626        0.19%   $10,640
     02/28/1998       -0.10%        $12,006                    0.03%         $12,629        0.19%   $10,660
     03/31/1998        0.08%        $12,016                    0.09%         $12,641        0.19%   $10,680
     04/30/1998       -0.37%        $11,971                   -0.45%         $12,584        0.18%   $10,699
     05/31/1998        1.33%        $12,130                    1.58%         $12,783        0.18%   $10,719
     06/30/1998        0.42%        $12,181                    0.39%         $12,832        0.12%   $10,731
     07/31/1998        0.16%        $12,201                    0.25%         $12,865        0.12%   $10,744
     08/31/1998        1.17%        $12,344                    1.55%         $13,064        0.12%   $10,757
     09/30/1998        1.21%        $12,493                    1.25%         $13,227        0.12%   $10,770
     10/31/1998        0.14%        $12,510                    0.00%         $13,227        0.24%   $10,796
     11/30/1998        0.28%        $12,545                    0.35%         $13,274        0.00%   $10,796
     12/31/1998        0.03%        $12,549                    0.25%         $13,307       -0.06%   $10,789
     01/31/1999        0.84%        $12,655                    1.19%         $13,465        0.24%   $10,815
     02/28/1999       -0.29%        $12,618                   -0.44%         $13,406        0.12%   $10,828
     03/31/1999        0.34%        $12,661                    0.14%         $13,425        0.30%   $10,861
     04/30/1999        0.12%        $12,676                    0.25%         $13,458        0.73%   $10,940
     05/31/1999       -0.64%        $12,595                   -0.58%         $13,380        0.00%   $10,940
     06/30/1999       -1.26%        $12,436                   -1.44%         $13,187        0.00%   $10,940
     07/31/1999        0.10%        $12,449                    0.36%         $13,235        0.30%   $10,973
     08/31/1999       -1.25%        $12,293                   -0.80%         $13,129        0.24%   $10,999
     09/30/1999       -0.14%        $12,276                    0.04%         $13,134        0.48%   $11,052
     10/31/1999       -1.25%        $12,122                   -1.08%         $12,992        0.18%   $11,072
     11/30/1999        0.84%        $12,224                    1.06%         $13,130        0.06%   $11,079
     12/31/1999       -0.89%        $12,115                   -0.75%         $13,032        0.00%   $11,079
     01/31/2000       -0.56%        $12,048                   -0.44%         $12,974        0.24%   $11,105
     02/29/2000        1.16%        $12,182                    1.16%         $13,125        0.59%   $11,171

Total Return          21.82%                                  31.25%                       11.71%
---------------    ----------------------------------------------------------------------------------------

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged index, which includes approximately 38,000 municipal securities from across the country, differs from the fund in composition, does not pay management fees or expenses and includes reinvested interest. One cannot invest directly in an index. For the periods shown, performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).



*Source: Standard & Poor's Micropal.


Past performance does not guarantee future results.



MUNICIPAL BOND RATINGS


MOODY'S

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

FRANKLIN TAX-FREE TRUST

Financial Highlights


FRANKLIN ARIZONA INSURED TAX-FREE INCOME FUND


                                                                                          YEAR ENDED FEBRUARY 29,
                                                                          ------------------------------------------------------
                                                                          2000        1999         1998         1997        1996
                                                                          ----        ----         ----         ----        ----
PER SHARE OPERATING PERFORMANCE(a)
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................................   $10.84      $10.77       $10.36       $10.36     $ 9.80
                                                                         -------     -------      -------      -------    -------
Income from investment operations:

 Net investment income ...............................................      .48         .53          .54          .55        .55
 Net realized and unrealized gains (losses) ..........................     (.99)        .07          .42           --        .57
                                                                         -------     -------      -------      -------    -------
Total from investment operations .....................................     (.51)        .60          .96          .55       1.12
                                                                         -------     -------      -------      -------    -------
Less distributions from net investment income ........................     (.49)(c)    (.53)        (.55)        (.55)      (.56)
                                                                         -------     -------      -------      -------    -------
Net asset value, end of year .........................................   $ 9.84      $10.84       $10.77       $10.36     $10.36
                                                                         =======     =======      =======      =======    =======
Total return(b) ......................................................    (4.68)%      5.75%        9.53%        5.55%     11.64%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................................   $72,517     $80,684      $58,059      $39,693    $38,199
Ratios to average net assets:
 Expenses ............................................................       .81%       .37%         .30%         .25%       .16%
 Expenses excluding waiver and payments by affiliate .................       .81%       .84%         .82%         .86%       .86%
 Net investment income ...............................................      4.67%      4.87%        5.11%        5.45%      5.51%
Portfolio turnover rate ..............................................     33.46%     10.68%       17.44%       18.27%      4.12%


(a) Based on average shares outstanding effective February 29, 2000.

(b) Total return does not reflect sales commissions or contingent deferred sales charges, and is not annualized for periods less than one year.

(c) Includes distributions in excess of net investment income in the amount of $.001.



                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000

                                                                                                           PRINCIPAL
FRANKLIN ARIZONA INSURED TAX-FREE INCOME FUND                                                               AMOUNT         VALUE
---------------------------------------------                                                              ---------       -----
LONG TERM INVESTMENTS 98.7%
Arizona Health Facilities Authority Hospital System Revenue, Northern Arizona Healthcare System,
    AMBAC Insured, 5.00%, 10/01/23 ...................................................................... $2,500,000    $2,160,025
    Refunding, AMBAC Insured, 4.75%, 10/01/30 ...........................................................  1,000,000       800,850
 Arizona State University COP, Downtown Campus/Mercado Project, Series A, MBIA Insured, 5.80%,
    7/01/24 .............................................................................................  1,350,000     1,317,236
 Casa Grande Excise Tax Revenue, FGIC Insured, 6.00%, 4/01/10 ...........................................    400,000       411,308
 Douglas Municipal Property Corp. Municipal Facilities Excise Tax Revenue, MBIA Insured, 5.75%,
    7/01/15 .............................................................................................    525,000       524,953
 Gilbert GO, Projects of 1988, Series C, MBIA Insured, 5.50%, 7/01/23 ...................................  1,000,000       936,370
 Glendale IDA, Midwestern University, Series A, MBIA Insured, 5.375%, 5/15/28 ...........................  2,000,000     1,800,820
 La Paz County School District No. 4, Quartzsite Elementary School Improvement, MBIA Insured,
    5.70%, 7/01/16 ......................................................................................    480,000       478,445
 Marana Municipal Property Corp. Municipal Facilities Revenue, Refunding, MBIA Insured, 5.25%, 7/01/22 ..  1,100,000       978,604
 Maricopa County GO,
    Hospital District No. 1, AMBAC Insured, Pre-Refunded, 5.00%, 6/01/21 ................................  1,250,000     1,249,688
    School District No. 3, Tempe Elementary, AMBAC Insured, Pre-Refunded, 6.00%, 7/01/13 ................    255,000       269,833
    School District No. 3, Tempe Elementary, Project of 1997, Series E, FGIC Insured, 5.75%, 7/01/17 ....    500,000       497,785
    School District No. 3, Tempe Elementary, Refunding, AMBAC Insured, 6.00%, 7/01/13 ...................    445,000       457,674
    School District No. 8, Osborn, Refunding, Series A, FGIC Insured, 5.875%, 7/01/14 ...................    500,000       509,340
    School District No. 11, Peoria Unified, Refunding, AMBAC Insured, 6.10%, 7/01/10 ....................    700,000       725,550
    School District No. 28, Kyrene Elementary, Series B, FGIC Insured, 6.00%, 7/01/14 ...................    500,000       508,505
    School District No. 31, Series A, AMBAC Insured, Pre-Refunded, 6.20%, 7/01/13 .......................    570,000       602,929
    School District No. 68, Alhambra Elementary, Refunding and Improvement, AMBAC Insured, 5.125%,
       7/01/13 ..........................................................................................    500,000       473,370
    School District No. 98, Fountain Hills Unified, AMBAC Insured, 5.75%, 7/01/12 .......................    500,000       509,825
    School District No. 98, Fountain Hills Unified, Series A, MBIA Insured, Pre-Refunded, 6.20%,
       7/01/10 ..........................................................................................    235,000       248,576
    USD No. 9, Wickenburg Projects of 1997, AMBAC Insured, 5.65%, 7/01/16 ...............................  1,055,000     1,046,033
    USD No. 80, Chandler, FGIC Insured, 5.85%, 7/01/13 ..................................................    435,000       445,105
    USD No. 80, Chandler, Projects of 1995, Series E, FGIC Insured, 5.00%, 7/01/13 ......................    750,000       701,385
    USD No. 95, Queens Creek, Series A, AMBAC Insured, 5.70%, 7/01/14 ...................................    400,000       401,388
 Maricopa County IDA,
    MFHR, Metro Gardens, Mesa Ridge Project, Series A, MBIA Insured, 5.15%, 7/01/29 .....................  2,350,000     2,018,580
    MFHR, Stanford Court Apartments Project, Series A, MBIA Insured, 5.30%, 7/01/28 .....................  1,000,000       890,910
    MFHR, Villas De Merced Apartment Project, Series A, GNMA Secured, 5.50%, 12/20/37 ...................    570,000       504,205
    Water System Revenue, Improvement, Chaparral Water Co., Series A, AMBAC Insured, 5.40%, 12/01/22 ....  1,000,000       912,110
    Water System Revenue, Series B, AMBAC Insured, 5.30%, 12/01/22 ......................................    515,000       463,459
 McDowell Mountain Ranch Community Facilities District GO, Refunding, AMBAC Insured, 5.00%, 7/15/22 .....  3,745,000     3,233,246
 Mesa GO, FGIC Insured, 5.00%, 7/01/18 ..................................................................    500,000       444,315
 Mesa IDAR,
    Discovery Health System, Series A, MBIA Insured, 5.75%, 1/01/25 .....................................  7,500,000     7,277,625
    Discovery Health System, Series A, MBIA Insured, 5.625%, 1/01/29 ....................................  2,000,000     1,869,060
 Lutheran Health Systems, Refunding, Series A-1, MBIA Insured, 5.00%, 1/01/19 ...........................  1,490,000     1,330,451
 Mesa Street and Highway Revenue, FGIC Insured, 5.00%, 7/01/17 ..........................................  1,000,000       890,780
 Mohave County Hospital District No. 1 GO, Kingman Regional Medical Center Project, FGIC Insured,
    6.50%, 6/01/15 ......................................................................................    610,000       628,703
 Navajo County PCR, Arizona Public Service Co., Series A,
    AMBAC Insured, 5.50%, 8/15/28 .......................................................................  2,400,000     2,215,656
    MBIA Insured, 5.875%, 8/15/28 .......................................................................  2,450,000     2,421,531
 Oro Valley Municipal Property Corp. Excise Tax Revenue, Refunding, FGIC Insured, 5.00%, 7/01/19 ........  1,035,000       927,691
 Oro Valley Municipal Property Corp. Revenue, Municipal Water System, MBIA Insured, 5.55%, 7/01/17 ......    700,000       685,461
 Phoenix Civic Improvement Corp. Airport Revenue, senior lien, Series A, FSA Insured, 5.00%, 7/01/25 ....  1,500,000     1,271,910
 Phoenix Civic Improvement Corp. Municipal Facilities Excise Tax Revenue, MBIA Insured, Pre-Refunded,
    6.90%, 7/01/21 ......................................................................................  1,000,000     1,092,860
 Phoenix Civic Improvement Corp. Water System Revenue, junior lien, MBIA Insured, 5.375%, 7/01/22 .......  1,000,000       913,590
 Phoenix IDA, SFMR, Statewide, Series C, GNMA Secured, 5.30%, 4/01/20 ...................................  1,500,000     1,343,775
 Pima County IDA, SFMR,
    GNMA Secured, 6.625%, 11/01/14 ......................................................................    525,000       538,655
    Series B-1, GNMA Secured, 6.10%, 5/01/31 ............................................................  1,000,000       970,090
 Pima County USD No. 6 GO, Marana Projects of 1995, Series B, FGIC Insured, 5.00%, 7/01/17 ..............  1,600,000     1,440,096
 Pinal County USD No. 43 GO, Apache Junction, Series C, FGIC Insured, 5.00%, 7/01/15 ....................  1,000,000       909,940
 Puerto Rico Commonwealth GO, MBIA Insured, Pre-Refunded, 6.45%, 7/01/17 ................................    845,000       911,223
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Puerto Rico State
    Infrastructure, MBIA Insured, 5.00%, 7/01/28 ........................................................  1,960,000     1,687,266


  FRANKLIN TAX-FREE TRUST

  STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                              PRINCIPAL
   FRANKLIN ARIZONA INSURED TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
   ---------------------------------------------                                                              ------          -----
    LONG TERM INVESTMENTS (CONT.)

    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Financing Authority Hospital Revenue, Hospital Auxilio Mutuo Obligation,
     Series A, MBIA Insured, 6.25%, 7/01/24 ........................................................     $   840,000     $   856,246
    Puerto Rico PBA Revenue, Government Facilities, Series B, AMBAC Insured,
       5.00%, 7/01/27 ..............................................................................       1,800,000       1,553,022
    Salt River Project Agricultural Improvement and Power District Electric System Revenue,
       Refunding, Series D, 5.50%, 1/01/25 .........................................................       1,000,000         923,670
       Series D, 6.25%, 1/01/27 ....................................................................       1,205,000       1,216,267
       Series D, Pre-Refunded, 6.25%, 1/01/27 ......................................................         295,000         308,316
    Santa Cruz County USD No. 1, Nogales, Series B, AMBAC Insured, Pre-Refunded,
       6.10%, 7/01/14 ..............................................................................         250,000         261,453
    Sierra Vista Municipal Property Corp. Facilities Revenue, AMBAC Insured,
       6.15%, 1/01/15 ..............................................................................         360,000         369,022
       5.00%, 1/01/18 ..............................................................................       1,250,000       1,114,175
    Tucson GO, Series 1984-G, FGIC Insured, Pre-Refunded,
       6.25%, 7/01/18 ..............................................................................         650,000         688,805
    Tucson Water Revenue, Refunding, FGIC Insured, 5.125%, 7/01/20 .................................       1,000,000         882,470
    University of Arizona COP,
       Administrative and Packaging Facility Project, Series B, MBIA Insured, 6.00%, 7/15/16 .......         500,000         505,220
       Administrative and Packaging Facility Project, Series B, MBIA Insured, 6.00%, 7/15/23 .......       1,625,000       1,626,560
       Parking and Student Housing, AMBAC Insured, 5.75%, 6/01/24 ..................................       1,115,000       1,078,127
       Residence Life Project, Series A, FSA Insured, 5.80%, 9/01/13 ...............................       1,000,000       1,014,560
       Yavapai County GO,
       Elementary School District No. 6 Cottonwood-Oak Creek, Project of 1993, Series B,
       AMBAC Insured, 6.70%, 7/01/09 ...............................................................         250,000         265,448
       USD No. 28 Camp Verde, Refunding, FGIC Insured, 6.00%, 7/01/09 ..............................         775,000         804,194
    Yavapai County IDA, Residential Care Facility Revenue, Margaret T. Morris Center,
    Series A, GNMA Secured, 5.40%, 2/20/38 .........................................................       1,585,000       1,378,284
    Yuma IDA, Hospital Revenue, Regency Apartments, Refunding, Series A, GNMA Secured, 5.50%,
       12/20/32 ....................................................................................         920,000         833,699
                                                                                                                         -----------
    TOTAL LONG TERM INVESTMENTS (COST $75,255,657) .................................................                      71,528,323
                                                                                                                         -----------
(a) SHORT TERM INVESTMENTS .8%
    Maricopa County PCC, PCR, Arizona Public Service Co., Refunding, Series A,
    Daily VRDN and Put, 3.75%, 5/01/29 .............................................................         100,000         100,000
    Pinal County IDA, PCR, Magna Copper Co., Newmont Mining Corp., Daily VRDN and Put, 3.90%,
       12/01/09 ....................................................................................         500,000         500,000
                                                                                                                         -----------
    TOTAL SHORT TERM INVESTMENTS (COST $600,000) ...................................................                         600,000
                                                                                                                         -----------
    TOTAL INVESTMENTS (COST $75,855,657) 99.5% .....................................................                      72,128,323
    OTHER ASSETS, LESS LIABILITIES .5% .............................................................                         388,826
                                                                                                                         -----------
    NET ASSETS 100.0% ..............................................................................                     $72,517,149
                                                                                                                         ===========




   See glossary of terms on page 94.

   (a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.




                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

Financial Highlights


FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND

                                                                                     YEAR ENDED FEBRUARY 29,
                                                                            ------------------------------------------
                                                               2000            1999            1998            1997           1996
                                                               ----            ----            ----            ----           ----
PER SHARE OPERATING PERFORMANCE(a)
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................  $     10.53     $     10.43     $      9.99     $     10.02    $      9.53
                                                         -----------     -----------     -----------     -----------    -----------

Income from investment operations:

 Net investment income ................................          .48             .51             .53             .53            .53
 Net realized and unrealized gains (losses) ...........         (.92)            .10             .44            (.03)           .49
                                                         -----------     -----------     -----------     -----------    -----------

Total from investment operations ......................         (.44)            .61             .97             .50           1.02
                                                         -----------     -----------     -----------     -----------    -----------

Less distributions from net investment income .........         (.48)           (.51)           (.53)           (.53)          (.53)
                                                         -----------     -----------     -----------     -----------    -----------

Net asset value, end of year ..........................  $      9.61     $     10.53     $     10.43     $      9.99    $     10.02
                                                         ===========     ===========     ===========     ===========    ===========

Total return(b) .......................................        (4.22)%          6.01%           9.94%           5.17%         10.95%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................  $   108,831     $   124,488     $   101,506     $    77,177    $    69,583
Ratios to average net assets:
 Expenses .............................................          .76%            .42%            .35%            .35%           .35%
 Expenses excluding waiver and payments by affiliate ..          .77%            .79%            .80%            .80%           .82%
 Net investment income ................................         4.79%           4.88%           5.16%           5.36%          5.37%
Portfolio turnover rate ...............................        23.92%           1.81%           8.08%          32.23%         24.36%



(a) Based on average shares outstanding effective February 29, 2000.

(b) Total return does not reflect sales commissions or contingent deferred sales charges, and is not annualized for periods less than one year.




                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000

                                                                                                           PRINCIPAL
FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                                                AMOUNT         VALUE
---------------------------------------------                                                                ------         -----
LONG TERM INVESTMENTS 97.9%
 Alachua County Public Improvement Revenue, AMBAC Insured, 5.25%, 8/01/29 ............................     $2,500,000     $2,214,650
 Bay Medical Center Hospital Revenue, Bay Medical Center Project, AMBAC Insured,
    5.00%, 10/01/27 ..................................................................................      2,025,000      1,708,088
 Broward County HFA, FSA Insured,
    5.60%, 11/01/17 ..................................................................................        630,000        592,383
    5.65%, 11/01/22 ..................................................................................        885,000        824,130
    5.70%, 11/01/29 ..................................................................................      1,345,000      1,237,037
 Canaveral Port Authority Revenue, Refunding, Series B, FGIC Insured, 5.625%, 6/01/21 ................      1,000,000        958,670
 Celebration CDD, Special Assessment, Series A, MBIA Insured, 5.50%, 5/01/18 .........................        515,000        496,069
 Citrus County PCR, Florida Power Corp., Refunding, MBIA Insured, 6.625%, 1/01/27 ....................      2,435,000      2,499,454
 Cocoa Beach Improvement Revenue, Refunding, AMBAC Insured, 5.45%, 12/01/20 ..........................      1,000,000        952,200
 Dade County HFA, MFMR, Siesta Pointe Apartments, Series A, FSA Insured, 5.75%, 9/01/29 ..............      1,890,000      1,770,628
 Dade County Water and Sewer System Revenue, FGIC Insured, 5.25%, 10/01/21 ...........................      1,000,000        900,920
 Escambia County HFA, SFMR, Multi County Program, Series A, MBIA Insured, 6.40%, 10/01/30 ............      2,000,000      2,010,180
 Escambia County Utilities Authority Utility System Revenue, FGIC Insured, 5.625%, 1/01/27 ...........      1,500,000      1,425,300
 First Florida Governmental Financing Commission Revenue, Refunding, AMBAC Insured,
    5.375%, 7/01/18 ..................................................................................      1,475,000      1,393,551
 Florida HFA, Spinnaker Cove Apartments, Series G, AMBAC Insured, 6.50%, 7/01/36 .....................      1,600,000      1,639,040
 Florida HFC Revenue, Housing Logans Pointe Apartments, Series F-1, FSA Insured,
    5.90%, 12/01/19 ..................................................................................      1,205,000      1,165,356
 Florida State Department of General Services Division Facilities Management Revenue,
    Florida Facilities Pool, Series B, FSA Insured,
    5.50%, 9/01/28 ...................................................................................        550,000        512,666
 Gulf Breeze Revenue, Local Government Loan Program, FGIC Insured, 6.05%, 12/01/13 ...................      1,915,000      1,985,683
 Hernando County Water and Sewer Revenue, FGIC Insured,
    6.00%, 6/01/19 ...................................................................................      1,035,000      1,040,651
    Pre-Refunded, 6.00%, 6/01/19 .....................................................................        965,000      1,009,158
 Hillsborough County IDA, PCR, Tampa Electric Co. Project, Refunding, MBIA Insured,
    6.25%, 12/01/34 ..................................................................................      1,500,000      1,522,875

 Hillsborough County IDAR, University Community Hospital, MBIA Insured, 5.80%, 8/15/24 ...............      2,000,000      1,943,980
 Indian River County Water and Sewer Revenue, FGIC Insured, 5.50%, 9/01/26 ...........................      1,250,000      1,166,013
 Indian Trace CDD, Water Management Special Benefit Assessment, MBIA Insured, 5.00%, 5/01/27 .........      1,000,000        852,730
 Indian Trail Water Control District Improvement Bonds, MBIA Insured,
    5.75%, 8/01/16 ...................................................................................      1,090,000      1,091,373
    5.60%, 8/01/17 ...................................................................................      1,000,000        983,580
    5.50%, 8/01/22 ...................................................................................        500,000        471,730
 Jacksonville Sales Tax Revenue, River City Renaissance Project, FGIC Insured,
    5.375%, 10/01/18 .................................................................................      1,000,000        944,410
 Jacksonville Water and Sewer Revenue, United Water Project, AMBAC Insured, 6.35%, 8/01/25 ...........      1,000,000      1,018,830
 Lake Clarke Shores Utility Systems Revenue, Refunding and Improvement, FGIC Insured,
    5.80%, 10/01/18 ..................................................................................      1,415,000      1,413,330

 Lakeland Hospital System Revenue, Lakeland Regional Medical Center Project,
    Refunding, MBIA Insured, 5.25%, 11/15/16 .........................................................      2,000,000      1,883,160
 Lakeland Utilities Tax Revenue, Refunding and Improvement, Series A, FGIC Insured,
    6.00%, 10/01/17 ..................................................................................        500,000        506,465
 Lee County IDA Utilities Revenue, Bonita Springs Utilities Project, Refunding,
    MBIA Insured, 6.05%,
    11/01/15 .........................................................................................      2,000,000      2,030,380
    11/01/20 .........................................................................................      1,500,000      1,504,410
 Lynn Haven Capital Improvement Revenue, Series A, MBIA Insured, 5.75%, 12/01/16 .....................      1,000,000      1,000,520
 Martin County Consolidated Utilities System Revenue, Refunding, FGIC Insured, 6.00%,
    10/01/24 .........................................................................................        215,000        215,682
 Martin County Health Facilities Authority Hospital Revenue, Martin Memorial Medical
    Center Project, AMBAC Insured, 5.00%, 11/15/28 ...................................................      1,750,000      1,474,288
 Martin County Improvement Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/14 ........................      1,000,000      1,022,810
 Miami-Dade County School Board COP, Refunding, Series C, FSA Insured, 5.00%, 8/01/25 ................      2,000,000      1,715,540
 Miramar Wastewater Improvement Assessment Revenue, FGIC Insured, Pre-Refunded,
    6.75%, 10/01/25 ..................................................................................      2,000,000      2,166,860
 Ocoee Water and Sewer System Revenue, AMBAC Insured, 5.625%, 10/01/26 ...............................      5,220,000      4,967,922
 Okaloosa County Gas District Revenue, Gas System, MBIA Insured, 5.50%, 10/01/21 .....................      2,795,000      2,636,635
 Okeechobee Utility Authority Utility System Revenue, Capital Improvement, Refunding,
    FSA Insured, 5.00%, 10/01/25 .....................................................................      2,000,000      1,714,100
 Orange County Capital Improvement Revenue,
    AMBAC Insured, Pre-Refunded, 6.00%, 10/01/22 .....................................................        500,000        524,330
    Refunding, AMBAC Insured, 6.00%, 10/01/22 ........................................................        490,000        491,911
 Orange County Health Facilities Authority Revenue,
    Adventist/Sunbelt, Series B, FSA Insured, 6.75%, 11/15/21 ........................................      1,000,000      1,033,460
    MBIA Insured, 6.00%, 11/01/24 ....................................................................        700,000        698,145
    Series A, MBIA Insured, 6.00%, 11/01/24 ..........................................................      1,700,000      1,784,167
 Orange County Public Services Tax Revenue, FGIC Insured, 6.00%, 10/01/24 ............................      1,000,000      1,003,560
 Orange County School Board COP, Series A, MBIA Insured, 5.375%, 8/01/22 .............................        875,000        805,009
 Osceola County HFA, MFHR, Tierra Vista Apartment Project, Series A, FSA Insured,
    5.70%, 12/01/17 ..................................................................................        630,000        603,502


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000

                                                                                                         PRINCIPAL
FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                                              AMOUNT           VALUE
---------------------------------------------                                                              ------           -----
 Osceola County Transportation Revenue, Osceola Parkway Project, MBIA Insured,
    6.10%, 4/01/17 ...............................................................................     $  1,225,000     $  1,240,325
 Palm Beach County Criminal Justice Facilities Revenue, FGIC Insured, 6.00%, 6/01/15 .............        1,000,000        1,014,950
 Palm Beach County School Board COP, Series A, FGIC Insured, 6.00%, 8/01/22 ......................        3,000,000        3,012,120
 Polk County Capital Improvement Revenue, Special Tax, FSA Insured, 5.75%, 12/01/21 ..............        1,000,000          977,960
 Port Orange Water and Sewer Revenue, junior lien, Refunding, AMBAC Insured,
    5.25%, 10/01/21 ..............................................................................        1,500,000        1,385,235
 Port St. Lucie Utilities Revenue, Refunding and Improvement, Series A, MBIA Insured,
    5.125%, 9/01/27 ..............................................................................        4,000,000        3,512,800
 Puerto Rico Commonwealth GO, FSA Insured, Pre-Refunded, 6.00%, 7/01/22 ..........................        1,000,000        1,044,890
 Puerto Rico PBA Revenue, Government Facilities, Series A, AMBAC Insured,
    5.50%, 7/01/25 ...............................................................................        1,000,000          948,920
 Sarasota County Utilities System Revenue, FGIC Insured, 5.75%, 10/01/27 .........................          520,000          505,960
 Seminole County School Board COP, Series A, MBIA Insured, Pre-Refunded, 6.125%,
    7/01/14 ......................................................................................        1,000,000        1,063,790
    7/01/19 ......................................................................................        1,000,000        1,063,790
 South Miami Health Facilities Authority Hospital Revenue, Baptist Health System
     Obligation Group, MBIA Insured, 5.00%, 11/15/28 .............................................        3,000,000        2,513,700
 St. John's County IDA, IDR, Series A, MBIA Insured,
    5.25%, 3/01/11 ...............................................................................        1,250,000        1,233,588
    5.50%, 3/01/17 ...............................................................................        1,000,000          969,950
 St. Lucie West Services District Special Assessment Revenue, Port St. Lucie,
    Water Management Benefit, senior lien, Refunding, Series A, MBIA Insured,
    5.25%, 5/01/25 ...............................................................................        5,000,000        4,533,800
 St. Lucie West Services District Utility Revenue, senior lien, MBIA Insured,
    6.125%, 10/01/32 .............................................................................        2,240,000        2,250,595
 Stuart Utilities Revenue, FGIC Insured, Pre-Refunded,
    6.70%, 10/01/14 ..............................................................................          500,000          530,360
    6.80%, 10/01/24 ..............................................................................          500,000          531,985
 Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 .....................        2,000,000        1,793,320
 Tampa Occupational License Tax, Refunding, Series B, FGIC Insured, 5.50%, 10/01/27 ..............        1,000,000          930,400
 Tampa Sports Authority Revenue, Tourist Development, FSA Insured, 5.25%, 1/01/27 ................        2,000,000        1,791,240
 Tampa Water and Sewer Revenue, FGIC Insured, 5.50%, 10/01/29 ....................................        3,000,000        2,789,430
 Titusville Water and Sewer Revenue, MBIA Insured, Pre-Refunded, 6.20%, 10/01/14 .................          490,000          523,879
 Village Center CDD, Recreational Revenue, Refunding, Series A, MBIA Insured,
    5.00%, 11/01/21 ..............................................................................        1,000,000          877,160
 West Melbourne Water and Sewer Revenue, Refunding and Improvement, FGIC Insured,
    6.75%, 10/01/14 ..............................................................................          500,000          531,360
 West Palm Beach Utilities System Revenue, Series B, FGIC Insured, 5.40%, 10/01/23 ...............        1,500,000        1,403,265
                                                                                                                        ------------
 TOTAL LONG TERM INVESTMENTS (COST $110,087,249) .................................................                       106,502,293
                                                                                                                        ------------
(a)SHORT TERM INVESTMENTS .8%
 Manatee County PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put,
    3.85%, 9/01/24 (COST $900,000) ...............................................................          900,000          900,000
                                                                                                                        ------------
 TOTAL INVESTMENTS (COST $110,987,249) 98.7% .....................................................                       107,402,293
 OTHER ASSETS, LESS LIABILITIES 1.3% .............................................................                         1,429,007
                                                                                                                        ------------
 NET ASSETS 100.0% ...............................................................................                      $108,831,300
                                                                                                                        ============


See glossary of terms on page 94.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

Financial Highlights


FRANKLIN INSURED TAX-FREE INCOME FUND

                                                                                YEAR ENDED FEBRUARY 29,
                                                      ---------------------------------------------------------------------------
CLASS A                                               2000(d)           1999              1998              1997             1996
-------                                               -------           ----              ----              ----             ----
PER SHARE OPERATING PERFORMANCE(a)
(for a share outstanding throughout the year)
Net asset value, beginning of year ............       $12.26            $12.31            $12.15            $12.27           $11.97
                                                  ----------        ----------        ----------        ----------       ----------
Income from investment operations:
 Net investment income ........................          .61               .63               .66               .69              .71
 Net realized and unrealized gains (losses) ...        (1.00)              .06               .29              (.11)             .30
                                                  ----------        ----------        ----------        ----------       ----------
Total from investment operations ..............         (.39)              .69               .95               .58             1.01
                                                  ----------        ----------        ----------        ----------       ----------
Less distributions from:
 Net investment income ........................         (.61)(e)          (.63)             (.66)             (.70)            (.71)
 In excess of net investment income ...........           --              (.01)             (.01)               --               --
 Net realized gains ...........................         (.02)             (.10)             (.12)               --               --
                                                  ----------        ----------        ----------        ----------       ----------
Total distributions ...........................         (.63)             (.74)             (.79)             (.70)            (.71)
                                                  ----------        ----------        ----------        ----------       ----------
Net asset value, end of year ..................       $11.24            $12.26            $12.31            $12.15           $12.27
                                                  ==========        ==========        ==========        ==========       ==========
Total return(b) ...............................        (3.21)%            5.72%             8.09%             4.88%            8.66%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...............   $1,445,546        $1,727,014        $1,685,260        $1,662,087       $1,705,038
Ratios to average net assets:
 Expenses .....................................          .62%              .62%              .61%              .60%             .60%
 Net investment income ........................         5.23%             5.11%             5.44%             5.68%            5.81%
Portfolio turnover rate .......................        13.29%            13.16%            27.77%            18.66%           13.52%

CLASS B
-------
PER SHARE OPERATING PERFORMANCE)(a)
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $11.14
                                                      ------
Income from investment operations:

 Net investment income ........................          .05
 Net realized and unrealized gains ............          .10
                                                      ------
Total from investment operations ..............          .15
                                                      ------
Less distributions from net investment income..         (.05)
                                                      ------
Net asset value, end of period ................       $11.24
                                                      ======
Total return(b) ...............................         1.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............          $63
Ratio to average net assets:
 Expenses .....................................         1.18%(c)
 Net investment income ........................         5.23%(c)
Portfolio turnover rate .......................        13.29%


(a) Based on average shares outstanding effective February 29, 2000.
(b) Total return does not reflect sales commissions or contingent deferred sales charges, and is not annualized for periods less than one year.
(c) Annualized
(d) For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.
(e) Includes distributions in excess of net investment income in the amount of $.001.


FRANKLIN TAX-FREE TRUST
Financial Highlights (continued)


FRANKLIN INSURED TAX-FREE INCOME FUND (CONT.)

                                                                                   YEAR ENDED FEBRUARY 29,
                                                             ---------------------------------------------------------------------
CLASS C                                                      2000             1999           1998           1997           1996(d)
-------                                                      ----             ----           ----           ----           -------
PER SHARE OPERATING PERFORMANCE(a)
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................       $12.33           $12.38         $12.21         $12.31         $11.98
                                                           -------          -------        -------        -------         ------
Income from investment operations:

 Net investment income ..............................          .55              .57            .60            .62            .54
 Net realized and unrealized gains (losses) .........        (1.00)             .05            .29           (.09)           .32
                                                           -------          -------        -------        -------         ------
Total from investment operations ....................         (.45)             .62            .89            .53            .86
                                                           -------          -------        -------        -------         ------
Less distributions from:
 Net investment income ..............................         (.55)(e)         (.60)          (.63)          (.53)
 Net realized gains .................................         (.02)            (.10)          (.12)            --             --
                                                           -------          -------        -------        -------         ------
Total distributions .................................         (.57)            (.67)          (.72)          (.63)          (.53)
                                                           -------          -------        -------        -------         ------
Net asset value, end of year ........................       $11.31           $12.33         $12.38         $12.21         $12.31
                                                           =======          =======        =======        =======         ======
Total return(b) .....................................        (3.74)%           5.12%          7.52%          4.42%          7.32%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .....................      $56,627          $65,166        $38,057        $21,521         $8,152
Ratios to average net assets:
 Expenses ...........................................         1.18%            1.18%          1.18%          1.17%          1.18%(c)
 Net investment income ..............................         4.66%            4.54%          4.86%          5.10%          5.21%(c)
Portfolio turnover rate .............................        13.29%           13.16%         27.77%         18.66%         13.52%



(a) Based on average shares outstanding effective February 29, 2000.
(b) Total return does not reflect sales commissions or contingent deferred sales charges, and is not annualized for periods less than one year.
(c) Annualized
(d) For the period May 1, 1995 (effective date) to February 29, 1996 for Class
    C.
(e) Includes distributions in excess of net investment income in the amount of $.001.
(f) Includes distributions in excess of net investment income in the amount of $.004.






                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000

                                                                                              PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                           AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.6%
ALABAMA 3.2%
Alabama State Board Educational Revenue, Southern Union State Junior College, MBIA
  Insured, Pre-Refunded, 6.50%, 7/01/12 ...............................................      $ 1,000,000      $  1,048,290
Alabama Water Pollution Control Authority Revolving Fund Loan, AMBAC Insured,
    6.25%, 8/15/14 ....................................................................          100,000           100,765
Anniston Regional Medical Center Board, Series A, AMBAC Insured,
    5.25%, 6/01/18 ....................................................................        5,000,000         4,577,150
    5.125%, 6/01/28 ...................................................................        3,000,000         2,579,670
Auburn Governmental Utility Services Corp. Wastewater Treatment Revenue, Merscot-Auburn
  LP Project, FGIC Insured, 7.30%, 1/01/12 ............................................        1,345,000         1,381,624
Bessemer Governmental Utility Services Corp., Water Supply Revenue, MBIA Insured,
    5.25%, 6/01/32 ....................................................................        5,000,000         4,327,950
Birmingham Airport Authority Revenue, MBIA Insured, 5.625%, 7/01/26 ...................        2,000,000         1,886,060
Birmingham Baptist Medical Center Special Care Facilities Financing Authority
Revenue, Baptist Health System Inc., Refunding, MBIA Insured, 5.875%, 11/15/19 ........        3,500,000         3,375,120
Daphne Utilities Board Water Gas and Sewer Revenue,
    Capital Improvement Bonds, Series B, FGIC Insured, 7.35%, 6/01/20 .................        2,000,000         2,046,340
    Refunding, Series B, FGIC Insured, 7.30%, 6/01/10 .................................        4,030,000         4,132,120
East Alabama Health Care Authority Health Care Facilities Revenue, Tax Anticipation
    Bond, Series A, MBIA Insured, 5.25%, 9/01/28 ......................................        8,000,000         6,941,600
Fort Payne Waterworks Board of Water Revenue, MBIA Insured, 5.45%, 7/01/21 ............        3,550,000         3,296,353
Huntsville Health Care Authority Facilities Revenue, Series A, MBIA Insured,
  6.375%, 6/01/22 .....................................................................          300,000           303,837
Huntsville Health Care Authority, Series A, MBIA Insured, 5.00%, 6/01/23 ..............        2,000,000         1,689,000
Jefferson County Sewer Revenue, wts., Series D, FGIC Insured, 5.75%, 2/01/22 ..........        5,000,000         4,807,200
Montgomery Medical Clinic Board Health Care Facilities Revenue, Jackson Hospital and
  Clinic, Refunding, AMBAC Insured, 6.00%, 3/01/26 ....................................        4,000,000         3,932,800
University of Alabama Hospital Revenues, Huntsville, Refunding, Series A, MBIA
  Insured, 5.50%, 5/01/18 .............................................................        2,500,000         2,391,925
                                                                                                              ------------
                                                                                                                48,817,804
                                                                                                              ------------
ALASKA 2.7%
Alaska Energy Authority Power Revenue,
    Bradley Lake Hydro Project, Series 1, MBIA Insured, 7.25%, 7/01/21 ................        5,795,000         5,947,177
    Bradley Lake Project, BIG Insured, 6.25%, 7/01/21 .................................            5,000             5,002
Alaska Energy Authority Utilities Revenue, Refunding, FSA Insured,
    5.20%, 7/01/17 ....................................................................        3,000,000         2,773,770
    5.375%, 7/01/20 ...................................................................        5,000,000         4,591,350
Alaska Industrial Development and Export Authority, Refunding, Series A, MBIA Insured,
    6.125%, 4/01/27 ...................................................................        5,000,000         4,937,850
Alaska State HFC, Refunding, Series A, MBIA Insured,
    6.00%, 6/01/27 ....................................................................        5,000,000         4,862,300
    5.875%, 12/01/30 ..................................................................          485,000           462,137
    6.10%, 12/01/37 ...................................................................        5,000,000         4,905,400
Anchorage Electric Utility Revenue,
    Municipal Light and Power, Senior lien, Series C, AMBAC Insured, 5.125%, 12/01/26 .        5,000,000         4,296,150
    Senior lien, Series B, MBIA Insured, 5.50%, 2/01/26 ...............................        4,000,000         3,660,160
Anchorage GO, General Purpose, AMBAC Insured, Pre-Refunded, 7.30%, 8/01/10 ............        2,765,000         2,801,056
University of Alaska COP, Series 1990, FSA Insured, 7.375%, 10/01/07 ..................          500,000           519,145
University of Alaska Revenues, Series B, AMBAC Insured, 6.50%, 10/01/17 ...............          250,000           260,425
                                                                                                              ------------
                                                                                                                40,021,922
                                                                                                              ------------
ARIZONA 3.7%
Arizona State Municipal Financing Program COP, Series 1986-20, BIG Insured, ETM,
  7.70%, 8/01/10 ......................................................................        6,000,000         6,911,700
Chandler Water and Sewer Revenue, Refunding, FGIC Insured, 7.00%, 7/01/12 .............        2,200,000         2,270,510
Cochise County USD, No. 68, Sierra Vista,
    Refunding, FGIC Insured, 7.50%, 7/01/10 ...........................................          500,000           582,670
    Series B, FGIC Insured, Pre-Refunded, 7.625%, 7/01/10 .............................        3,000,000         3,064,080
Maricopa County GO,
    UHSD, No. 216, FGIC Insured, 6.70%, 7/01/11 .......................................          325,000           330,424
    UHSD, No. 216, FGIC Insured, Pre-Refunded, 6.70%, 7/01/11 .........................          675,000           687,413
    USD No. 80, Chandler, FGIC Insured, Pre-Refunded, 7.20%, 7/01/07 ..................          775,000           790,500
    USD No. 80, Chandler, FGIC Insured, Pre-Refunded, 7.20%, 7/01/08 ..................          825,000           841,500
    USD No. 80, Chandler, FGIC Insured, Pre-Refunded, 7.25%, 7/01/09 ..................          500,000           510,080
Maricopa County IDA, Hospital Facility Revenue, Samaritan Health Service Hospital,
  Refunding, Series A, MBIA Insured, 7.00%, 12/01/16 ..................................          300,000           340,986

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                              PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                           AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
ARIZONA (CONT.)
Mesa IDAR, Discovery Health System, Series A, MBIA Insured,
    5.75%, 1/01/25 .....................................................................     $18,000,000      $ 17,466,300
    5.625%, 1/01/29 ....................................................................      12,655,000        11,826,477
Navajo County PCR, Arizona Public Service Co., Series A, MBIA Insured, 5.875%, 8/15/28 .       3,000,000         2,965,140
Pima County Sewer Revenue, Refunding, FGIC Insured, 6.75%, 7/01/15 .....................         270,000           278,608
Salt River Project Agricultural Improvement and Power District Electric System
  Revenue, Refunding, Series A, FGIC Insured, 5.50%, 1/01/19 ...........................       1,150,000         1,093,006
Tucson Water Revenue, Series 1994-A, MBIA Insured, Pre-Refunded, 6.00%, 7/01/21 ........       5,000,000         5,276,700
                                                                                                              ------------
                                                                                                                55,236,094
                                                                                                              ------------
ARKANSAS .1%
Arkansas State Development Finance Authority Water Revenue, Refunding, Series
  A, MBIA Insured, 6.50%, 7/01/10 ......................................................       2,000,000         2,160,720
                                                                                                              ------------

CALIFORNIA 2.0%
Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 ...........      15,000,000        18,869,700
Lancaster RDA, Tax Allocation, Lancaster Residential Redevelopment, Refunding, MBIA
  Insured, 6.10%, 8/01/19 ..............................................................       1,515,000         1,535,756
Oakland RDA, Central District Redevelopment, Refunding, AMBAC Insured, 5.50%, 2/01/14 ..         250,000           252,410
Sacramento MUD, Electric Revenue, Refunding, Series D, MBIA Insured, 5.25%, 11/15/20 ...       3,000,000         2,771,760
San Francisco BART District Sales Tax Revenue, FGIC Insured, 5.50%, 7/01/20 ............       1,035,000           993,352
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Refunding, Series A,
  MBIA Insured, 5.25%, 1/15/30 .........................................................       5,000,000         4,494,300
Stockton East Water District COP, 1990 Project, Series A, AMBAC Insured, 6.40%, 4/01/22        1,460,000         1,503,333
                                                                                                              ------------
                                                                                                                30,420,611
                                                                                                              ------------
COLORADO 6.3%
Arapahoe County COP,
    Arapahoe County Building Finance Corp., FSA Insured, Pre-Refunded, 7.50%, 12/01/10 .       1,000,000         1,024,960
    Refunding, FSA Insured, 6.625%, 12/01/16 ...........................................       8,695,000         9,012,715
Broomfield COP, AMBAC Insured, 6.00%, 12/01/29 .........................................       3,000,000         2,995,530
Castle Pines Metropolitan District GO, Refunding and Improvement, FSA Insured,
    Pre-Refunded, 7.625%, 12/01/15 .....................................................       1,500,000         1,567,920
Centennial Water and Sanitation District, Water and Sewer Revenue, Refunding, Series A,
  FSA Insured, 5.125%, 12/01/17 ........................................................       5,000,000         4,566,550
Colorado Health Facilities Authority Revenue, Community Provider Pooled Loan Program,
  Series A, FSA Insured, 7.25%, 7/15/17 ................................................       1,174,000         1,226,666
Colorado Public Highway Authority Revenue, Highway E-470, Refunding, Senior Series A,
  MBIA Insured, 5.00%, 9/01/21 .........................................................       5,000,000         4,314,000
 Colorado Springs Hospital Revenue, Refunding, MBIA Insured, 6.00%, 12/15/24 ...........       2,455,000         2,414,321
 Colorado State Board of Agriculture Revenue, MBIA Insured, 6.40%,
    3/01/11 ............................................................................         350,000           361,823
    3/01/17 ............................................................................         440,000           448,413
Colorado Water Resource and Power Development Authority Small Water Resource Revenue,
  Series A, FGIC Insured, 6.70%, 11/01/12 ..............................................       2,000,000         2,094,720
Denver City and County Airport Revenue,
    Series A, MBIA Insured, 5.50%, 11/15/25 ............................................       7,250,000         6,706,033
    Series C, MBIA Insured, 6.125%, 11/15/25 ...........................................       4,410,000         4,378,469
    Series C, MBIA Insured, ETM, 6.125%, 11/15/25 ......................................       3,590,000         3,648,050
    Series D, MBIA Insured, 5.50%, 11/15/25 ............................................       3,900,000         3,607,383
    Series E, MBIA Insured, 5.50%, 11/15/25 ............................................       5,000,000         4,624,850
Denver City and County Board of Water Commissioners COP, FGIC Insured,
    6.625%, 11/15/11 ...................................................................         545,000           565,127
    Pre-Refunded, 6.625%, 11/15/11 .....................................................         955,000           994,231
Denver City and County Revenue, Children's Hospital Association Project, FGIC Insured,
  6.00%, 10/01/15 ......................................................................       3,000,000         3,020,970
El Paso County SFMR, Series A, GNMA Secured, 8.00%, 9/01/22 ............................         175,000           179,440
Garfield, Pitkin and Eagle Counties Reorganized School District No. 1, MBIA Insured,
  Pre-Refunded, 6.60%, 12/15/14 ........................................................       3,600,000         3,857,040
Goldsmith Metropolitan District, Refunding, MBIA Insured, 6.125%, 12/01/12 .............       2,000,000         2,038,360
Jefferson County COP, Refunding, MBIA Insured, 6.65%, 12/01/08 .........................       5,000,000         5,272,200
Jefferson County SFMR, Refunding, Series A, MBIA Insured, 8.875%, 10/01/13 .............         145,000           149,781
La Plata County School District No. R-9, Durango City, FGIC Insured, 6.55%, 11/01/12 ...         490,000           509,110
Morgan County PCR, First Mortgage, Public Service Co., Refunding, Series A, MBIA
  Insured, 5.50%, 6/01/12 ..............................................................       1,000,000           998,140
Mountain College Residence Hall Revenue Authority, MBIA Insured,
    5.625%, 6/01/12 ....................................................................       1,900,000         1,917,233
    5.75%, 6/01/23 .....................................................................       3,000,000         2,877,330

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)


                                                                                              PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                           AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
COLORADO (CONT.)
Parker Water and Sanitation District Water and Sewer Revenue, Refunding, FGIC Insured,
  6.20%, 10/01/15 .....................................................................      $   275,000      $    278,935
Postsecondary Educational Facilities Authority Revenue, University of Denver Project,
  Refunding, Connie Lee Insured, 6.00%, 3/01/10 .......................................        1,000,000         1,022,890
Regional Transportation District Sales Tax Revenue, FGIC Insured, 6.25%, 11/01/12 .....          235,000           243,681
University of Colorado Hospital Authority Revenue,
    Refunding, Series A, AMBAC Insured, 5.20%, 11/15/17 ...............................        5,675,000         5,149,041
    Refunding, Series A, AMBAC Insured, 5.25%, 11/15/22 ...............................        8,800,000         7,787,912
    Series A, AMBAC Insured, 5.00%, 11/15/29 ..........................................        5,000,000         4,177,850
                                                                                                              ------------
                                                                                                                94,031,674
                                                                                                              ------------
CONNECTICUT .6%
Connecticut State Health and Educational Facilities Authority Revenue,
    Danbury Hospital, Series E, MBIA Insured, 6.50%, 7/01/14 ..........................        2,000,000         2,055,600
    Mansfield Nursing Home, AMBAC Insured, 6.00%, 11/01/22 ............................        2,450,000         2,434,761
    Trinity College, Series D, FGIC Insured, Pre-Refunded, 6.125%, 7/01/24 ............        2,000,000         2,123,560
New Haven Air Rights Parking Facility Revenue, Refunding, MBIA Insured, 6.50%, 12/01/15        2,000,000         2,060,500
                                                                                                              ------------
                                                                                                                 8,674,421
                                                                                                              ------------
DELAWARE .3%
Delaware State EDA Revenue, PCR, Refunding, Series B, AMBAC Insured, 6.75%, 5/01/19 ...        1,000,000         1,049,320
Delaware State Health Facilities Authority Revenue, Medical Center, MBIA Insured,
  Pre-Refunded, 7.00%, 10/01/15 .......................................................        2,900,000         3,118,051
                                                                                                              ------------
                                                                                                                 4,167,371
                                                                                                              ------------
FLORIDA 3.1%
Bay Medical Center Hospital Revenue, Bay Medical Center Project, Refunding, AMBAC
  Insured, 5.65%, 10/01/26 ............................................................        2,500,000         2,381,150
Cape Coral Franchise Fees Revenue, AMBAC Insured, 5.40%, 12/01/13 .....................        1,800,000         1,780,920
Celebration CDD, Special Assessment, Series B, MBIA Insured, 5.50%, 5/01/19 ...........        2,375,000         2,263,993
Dade County Seaport Revenue, Refunding, Series E, MBIA Insured, 8.00%, 10/01/08 .......          200,000           237,886
Greater Orlando Aviation Authority Orlando Airport Facilities Revenue, Series B, FGIC
  Insured, 5.25%, 10/01/28 ............................................................        2,500,000         2,229,825
Hillsborough County IDA, PCR, Tampa Electric Co. Project, Refunding, MBIA Insured,
  6.25%, 12/01/34 .....................................................................        1,000,000         1,015,250
Hillsborough County IDAR, University Community Hospital, MBIA Insured, 5.80%, 8/15/24 .        3,000,000         2,915,970
Lakeland Hospital System Revenue, Lakeland Regional Medical Center Project, Refunding,
  MBIA Insured, 5.25%, 11/15/25 .......................................................        1,250,000         1,124,813
Lee County IDA Utilities Revenue, Bonita Springs Utilities Project, Refunding, MBIA
  Insured, 6.05%,
    11/01/15 ..........................................................................        1,000,000         1,015,190
    11/01/20 ..........................................................................        1,000,000         1,002,940
Lee County Solid Waste System Revenue, MBIA Insured, 5.375%, 10/01/15 .................        2,000,000         1,868,760
Manatee County School Board COP, MBIA Insured, Pre-Refunded, 6.125%, 7/01/21 ..........        5,000,000         5,352,100
Opa-Locka Capital Improvement Revenue, FGIC Insured, 6.125%, 1/01/24 ..................        1,000,000         1,009,880
Orange County Health Facilities Authority Revenue,
    MBIA Insured, 6.00%, 11/01/24 .....................................................          260,000           259,311
    Series A, MBIA Insured, 6.00%, 11/01/24 ...........................................          740,000           776,637
    South Central Nursing, Series A, FSA Insured, 5.50%, 7/01/32 ......................        3,000,000         2,762,730
Orlando and Orange County Expressway Authority Expressway Revenue, junior lien, FGIC
  Insured, 6.50%,
    7/01/10 ...........................................................................          100,000           109,608
    7/01/12 ...........................................................................          225,000           247,048
Orlando Utilities Commission Water and Electric Revenue, Series A, AMBAC Insured,
  5.50%, 10/01/26 .....................................................................        2,535,000         2,364,344
Osceola County Transportation Revenue, Osceola Parkway Project, MBIA Insured,
  6.10%, 4/01/17 ......................................................................        1,000,000         1,012,510
Polk County IDAR, Winter Haven Hospital, Series 2, MBIA Insured, 6.25%, 9/01/15 .......          970,000           994,861
Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/24 ...................        5,000,000         4,294,400
Reedy Creek ID, Utilities Revenue, Refunding, Series 1, MBIA Insured, 5.00%, 10/01/19 .        3,500,000         3,111,640
Sumter County School District Revenue, Multi-District Loan Program, FSA Insured,
  7.15%, 11/01/15 .....................................................................          250,000           292,043
Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ...........        2,000,000         1,793,320
Tampa Bay Water Utilities Systems Revenue, FGIC Insured, 5.75%, 10/01/29 ..............        2,000,000         1,941,820
Volusia County Educational Facility Authority Revenue, Embry Riddle Aeronautical
  University, Refunding, Series B, 5.25%, 10/15/19 ....................................        3,500,000         3,216,990
                                                                                                              ------------
                                                                                                                47,375,939
                                                                                                              ------------
GEORGIA 3.7%
Atlanta GO, Refunding, FGIC Insured, 5.00%,
    12/01/20 ..........................................................................        4,775,000         4,160,171
    12/01/23 ..........................................................................        6,000,000         5,149,380

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)


                                                                                              PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                           AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
GEORGIA (CONT.)
Atlanta Water and Wastewater Revenue, Refunding, Series A, FGIC Insured, 5.00%, 11/01/29     $10,000,000      $  8,447,800
Brunswick Water and Sewer Revenue, Refunding and Improvement, MBIA Insured,
  6.10%, 10/01/14 ......................................................................       1,535,000         1,604,351
Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle,
    7th Series, MBIA Insured, 6.625%, 10/01/24 .........................................       2,000,000         2,042,960
    Refunding, 2nd Series, AMBAC Insured, 5.25%, 5/01/34 ...............................       5,450,000         4,704,495
Cherokee County Water and Sewage Authority Revenue,
    FGIC Insured, 5.00%, 8/01/27 .......................................................       1,500,000         1,260,600
    Refunding, MBIA Insured, 6.90%, 8/01/18 ............................................       1,000,000         1,042,920
Columbia County Water and Sewage Revenue, Refunding, AMBAC Insured, 6.25%, 6/01/12 .....       1,500,000         1,558,590
Fitzgerald Housing Authority Mortgage Revenue, Bridge Creek, Refunding, Series A, MBIA
  Insured, 6.50%, 7/01/24 ..............................................................       1,020,000         1,032,923
Georgia Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus
  Regional Healthcare Systems, MBIA Insured, 5.50%, 8/01/19 ............................      15,000,000        14,015,550
Macon-Bibb County Urban Development Authority Revenue, MF Housing, Refunding, Series A,
  MBIA Insured, 5.55%, 1/01/24 .........................................................       1,590,000         1,469,414
Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional
  Healthcare System, MBIA Insured, 5.50%, 8/01/25 ......................................       3,500,000         3,217,620
Municipal Electric Authority, Project One, Refunding, Sub Series A, MBIA Insured,
  5.375%, 1/01/19 ......................................................................       5,000,000         4,671,200
Upper Oconee Basin Water Authority Revenue, FGIC Insured, 5.25%, 7/01/27 ...............       1,340,000         1,178,034
                                                                                                              ------------
                                                                                                                55,556,008
                                                                                                              ------------
HAWAII 2.0%
Hawaii County GO, Refunding and Improvement, Series A, FGIC Insured, 5.60%,
    5/01/12 ............................................................................       1,000,000         1,006,940
    5/01/13 ............................................................................       1,000,000           999,920
Hawaii State Airports System Revenue, Second Series 1990, FGIC Insured, 7.50%, 7/01/20 .       5,000,000         5,130,100
Hawaii State Department of Budget and Finance Special Purpose Mortgage Revenue,
    Hawaiian Electric Co. and Subsidiaries, MBIA Insured, 6.55%, 12/01/22 ..............       3,000,000         3,053,280
    St. Francis Medical Centers, Refunding, FSA Insured, 6.50%, 7/01/22 ................       4,000,000         4,055,080
Hawaii State Department of Budget and Finance Special Purpose Revenue, Hawaiian Electric
 Co. Project,
    Series A, MBIA Insured, 5.65%, 10/01/27 ............................................       5,000,000         4,682,250
    Series B, MBIA Insured, 5.875%, 12/01/26 ...........................................       2,000,000         1,925,500
Hawaii State Harbor Capital Improvement Revenue, FGIC Insured, 6.40%,
    7/01/05 ............................................................................         535,000           560,514
    7/01/06 ............................................................................         605,000           632,491
    7/01/07 ............................................................................         610,000           637,035
Honolulu City and County GO, Series C, FGIC Insured, 5.00%, 7/01/20 ....................       6,250,000         5,430,000
Kauai County GO, Series A, FGIC Insured, 6.125%, 8/01/23 ...............................       1,755,000         1,768,987
                                                                                                              ------------
                                                                                                                29,882,097
                                                                                                              ------------
IDAHO .1%
Boise State University Revenues, Student Fee, MBIA Insured, Pre-Refunded, 6.50%, 4/01/19       1,000,000         1,067,030
                                                                                                              ------------

ILLINOIS 3.3%
Aurora SFMR, GNMA Secured, AMBAC Insured, 7.80%, 12/01/15 ..............................         230,000           234,582
Chicago Board of Education GO, Chicago School Reform, Series A, AMBAC Insured,
  5.25%, 12/01/30 ......................................................................       2,000,000         1,725,620
Chicago Board of Education Lease COP, Refunding, Series A, MBIA Insured, 6.25%, 1/01/09          320,000           340,720
Chicago Heights GO, MBIA Insured, Pre-Refunded, 7.40%, 12/01/03 ........................         100,000           104,240
Cicero GO, FSA Insured, 6.90%, 12/01/12 ................................................       1,500,000         1,598,280
Cook County Community College District No. 508 COP, FGIC Insured,
    8.50%, 1/01/02 .....................................................................       7,470,000         7,952,711
    8.75%, 1/01/05 .....................................................................       5,000,000         5,774,000
Illinois Health Facilities Authority Revenue,
    Community Provider Pooled Loan Program, Series A, FSA Insured, 7.35%, 8/15/10 ......       4,452,000         4,665,251
    Michael Reese Hospital, Series A, FSA Insured, ETM, 7.60%, 2/15/05 .................       3,680,000         3,886,963
    Northwestern Medical Facility Foundation, Refunding, MBIA Insured, 5.125%, 11/15/28        5,000,000         4,183,850
    Refunding, Series B, MBIA Insured, ETM, 7.90%, 8/15/03 .............................         403,000           432,479
    Series 1990, FSA Insured, 7.75%, 8/15/10 ...........................................       2,525,000         2,603,351
    Series 1990, FSA Insured, ETM, 7.75%, 8/15/10 ......................................         105,000           124,320


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)


                                                                                              PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                           AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
ILLINOIS (CONT.)
Illinois Health Facilities Authority Revenue, (cont.)
    Series B, MBIA Insured, 7.90%, 8/15/03 .............................................     $ 1,695,000      $  1,700,255
    Silver Cross Hospital, MBIA Insured, Pre-Refunded, 7.00%, 8/15/21 ..................       1,000,000         1,051,550
Illinois State COP, FSA Insured, Pre-Refunded, 6.95%, 7/01/13 ..........................       5,750,000         6,116,448
Macon County and Decatur COP, Decatur Public Building Commission, FGIC Insured,
  6.50%, 1/01/06 .......................................................................         300,000           320,451
Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue, McCormick Place
  Expansion Project, Refunding, Series A, AMBAC Insured, 5.25%, 6/15/27 ................       4,225,000         3,664,807
Onterie Center HFC, Mortgage Revenue, Refunding, MBIA Insured, 7.05%, 7/01/27 ..........       2,000,000         2,075,640
Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20 ....         300,000           341,883
                                                                                                              ------------
                                                                                                                48,897,401
                                                                                                              ------------
INDIANA .2%
Indiana Health Facility Financing Authority Hospital Revenue, Community Hospital
  Project, Refunding and Improvement, MBIA Insured, 6.40%, 5/01/12 .....................         250,000           260,773
Indianapolis Gas Utility Revenue, Refunding, Series B, FGIC Insured, 4.00%, 6/01/15 ....         500,000           409,255
Jasper County PCR, Northern Indiana Public Service Co., Refunding, MBIA Insured,
  7.10%, 7/01/17 .......................................................................         500,000           521,790
Patoka Lake Regional Water and Sewer District Waterworks Revenue, Series A, AMBAC
  Insured, Pre-Refunded, 6.45%, 1/01/15 ................................................       1,500,000         1,586,130
Rockport PCR, Michigan Power Co., Refunding, Series B, FGIC Insured, 7.60%, 3/01/16 ....         185,000           192,929
                                                                                                              ------------
                                                                                                                 2,970,877
                                                                                                              ------------
IOWA .2%
Davenport Hospital Revenue, St. Lukes Hospital, Series A, AMBAC Insured, Pre-Refunded,
  7.40%, 7/01/20 .......................................................................         200,000           206,082
Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Logan Park Project,
  Refunding, Series B, MBIA Insured, 6.50%, 1/01/24 ....................................       2,105,000         2,135,459
                                                                                                              ------------
                                                                                                                 2,341,541
                                                                                                              ------------
KANSAS .6%
Burlington PCR, Kansas Gas and Electric Co. Project, Refunding, MBIA Insured,
  7.00%, 6/01/31 .......................................................................       3,350,000         3,495,424
Cowley and Shawnee Counties SFMR, AMBAC Insured, GNMA Secured, 7.35%, 12/01/11 .........         685,000           706,982
Kansas State Development Finance Authority Health Facility Revenue, MBIA Insured,
  5.80%, 11/15/21 ......................................................................       1,330,000         1,289,980
Wichita Hospital Revenue, St. Francis, Refunding and Improvement, MBIA Insured,
  6.25%, 10/01/10 ......................................................................       2,000,000         2,072,120
Wichita Water and Sewer Utility Revenue, Refunding and Improvement, Series B, FGIC
  Insured, Pre-Refunded, 6.00%, 10/01/12 ...............................................       1,000,000         1,020,470
                                                                                                              ------------
                                                                                                                 8,584,976
                                                                                                              ------------
KENTUCKY 1.5%
Jefferson County Capital Projects Corp. Lease Revenue, MBIA Insured,
    5.375%, 6/01/22 ....................................................................       2,000,000         1,831,360
    5.50%, 6/01/28 .....................................................................       2,750,000         2,539,185
Jefferson County Health Facilities Revenue, Jewish Hospital Healthcare Services Inc.,
  AMBAC Insured, 6.55%, 5/01/22 ........................................................       1,000,000         1,033,610
Jefferson County Health System Revenue, Alliant Health System Inc., MBIA Insured,
  5.20%, 10/01/28 ......................................................................       7,000,000         6,026,230
Kenton County Water District No. 001 Waterworks Revenue, Series B, FGIC Insured,
  5.70%, 2/01/20 .......................................................................       1,250,000         1,209,500
Kentucky Economic Development Finance Authority Hospital Facilities Revenue,
    Baptist Healthcare System, Refunding, MBIA Insured, 5.00%, 8/15/24 .................       2,000,000         1,684,360
    St. Elizabeth Medical Center Project, Series A, FGIC Insured, 6.00%, 12/01/22 ......       2,375,000         2,339,993
Kentucky Economic Development Finance Authority Medical Center Revenue, Ashland Hospital
  Corp., Refunding and Improvement, Series A, FSA Insured, 6.125%, 2/01/12 .............       1,000,000         1,032,160
Louisville and Jefferson County Metropolitan Sewer District Sewer and Drain System
  Revenue, Series A, AMBAC Insured, Pre-Refunded, 6.75%, 5/15/25 .......................       2,000,000         2,181,800
Northern Kentucky University COP, Student Housing Facilities, FSA Insured, Pre-Refunded,
  7.25%, 1/01/12 .......................................................................       2,000,000         2,086,760
                                                                                                              ------------
                                                                                                                21,964,958
                                                                                                              ------------
LOUISIANA .3%
Jefferson Parish Hospital Service District No. 2 Hospital Revenue, FSA Insured,
  5.00%, 7/01/28 .......................................................................       5,000,000         4,191,850
New Orleans GO, Public Improvement, FGIC Insured, Pre-Refunded, 7.50%, 9/01/21 .........         500,000           531,260
                                                                                                              ------------
                                                                                                                 4,723,110
                                                                                                              ------------
MAINE .5%
Maine State Health and Higher Educational Facilities Authority Revenue,
    Eastern Maine Health Care, FGIC Insured, Pre-Refunded, 6.625%, 10/01/11 ............       2,000,000         2,096,520

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)


                                                                                              PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                           AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
MAINE (CONT.)
Maine State Health and Higher Educational Facilities Authority Revenue, (cont.)
    Series B, FSA Insured, Pre-Refunded, 7.00%, 7/01/24 ................................     $ 2,000,000      $  2,190,980
    Series C, FSA Insured, 6.20%, 7/01/25 ..............................................       2,015,000         2,026,546
Old Orchard Beach GO, MBIA Insured, Pre-Refunded, 6.65%,
    9/01/11 ............................................................................       1,180,000         1,254,411
    9/01/12 ............................................................................         535,000           572,792
                                                                                                              ------------
                                                                                                                 8,141,249
                                                                                                              ------------
MARYLAND .2%
Maryland State CDA, Department of Housing and Community Development, Infrastructure
  Financing, Series A, AMBAC Insured, 6.625%, 6/01/12 ..................................         245,000           256,170
    Pre-Refunded, 6.625%, 6/01/12 ......................................................       1,755,000         1,856,474
    Pre-Refunded, 6.70%, 6/01/22 .......................................................         820,000           868,708
Maryland State Health and Higher Educational Facilities Authority Revenue, University of
  Maryland Medical System, Series B, FGIC Insured, 7.00%, 7/01/22 ......................         200,000           223,110
                                                                                                              ------------
                                                                                                                 3,204,462
                                                                                                              ------------
MASSACHUSETTS 7.2%
Boston Water and Sewer Commission Revenue, Series A, FGIC Insured, Pre-Refunded,
  6.00%, 11/01/21 ......................................................................       3,700,000         3,780,475
Central Berkshire Religious School District GO, Series B, FSA Insured, 5.125%, 3/01/18 .       1,125,000         1,014,120
Massachusetts Municipal Wholesale Electric Co. Power Supply System Revenue, Refunding,
  Series A, AMBAC Insured, 6.00%, 7/01/18 ..............................................       4,455,000         4,462,217
Massachusetts State Health and Educational Facilities Authority Revenue,
    Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26 ....................      10,000,000         9,933,600
    Beverly Hospital, Series E, MBIA Insured, Pre-Refunded, 7.70%, 7/01/20 .............       1,500,000         1,547,205
    Boston Medical Center, Series A, MBIA Insured, 5.00%, 7/01/29 ......................       2,785,000         2,319,042
    Caregroup Issue, Refunding, Series A, MBIA Insured, 5.00%, 7/01/18 .................       2,000,000         1,747,240
    Caregroup Issue, Refunding, Series A, MBIA Insured, 5.00%, 7/01/25 .................       5,000,000         4,158,400
    Central New England Health, Series B, AMBAC Insured, 5.20%, 8/01/28 ................       5,000,000         4,313,800
    Harvard Pilgrim Health, Series A, FSA Insured, 5.00%, 7/01/18 ......................       3,000,000         2,461,290
    Lahey Clinic Medical Center, Series B, MBIA Insured, 5.375%, 7/01/23 ...............       1,000,000           900,000
    Massachusetts General Hospital, Series F, AMBAC Insured, Pre-Refunded, 6.25%,
      7/01/20 ..........................................................................       9,220,000         9,783,434
    Massachusetts Medical Center, Series A, AMBAC Insured, Pre-Refunded, 7.10%, 7/01/21        1,000,000         1,051,650
    McLean Hospital, Series C, FGIC Insured, Pre-Refunded, 6.625%, 7/01/15 .............       1,085,000         1,149,189
    Northeastern University, Series E, MBIA Insured, 6.55%, 10/01/22 ...................       8,500,000         8,725,165
    Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 ................      12,200,000        10,851,778
    Simmons College, Series C, MBIA Insured, 5.125%, 10/01/28 ..........................       8,000,000         6,900,480
    Stonehill College, Series E, MBIA Insured, 6.60%, 7/01/20 ..........................       1,120,000         1,165,024
    Stonehill College, Series E, MBIA Insured, Pre-Refunded, 6.60%, 7/01/20 ............         880,000           931,586
    Youville Hospital, Refunding, Series B, MBIA Insured, 6.00%, 2/15/25 ...............       2,000,000         1,971,940
Massachusetts State Industrial Finance Agency Revenue,
    Babson College, Series A, MBIA Insured, Pre-Refunded, 6.50%, 10/01/22 ..............       3,000,000         3,180,480
    Combined Jewish Philanthropies, Refunding, Series A, AMBAC Insured, 6.375%, 2/01/15        5,000,000         5,162,000
    Suffolk University, AMBAC Insured, 5.25%, 7/01/17 ..................................       3,000,000         2,785,860
Massachusetts State Port Authority Revenue,
    Refunding, Series A, FGIC Insured, 6.00%, 7/01/23 ..................................       4,000,000         3,979,720
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/20 .................       1,590,000         1,491,992
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/21 .................       1,560,000         1,458,007
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/23 .................       2,155,000         1,998,030
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/24 .................       2,910,000         2,677,025
Massachusetts State Turnpike Authority Metropolitan Highway System Revenue, sub. lien,
   Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 ..................................       2,100,000         1,774,122
Monson GO, School District, Series 1990, MBIA Insured, Pre-Refunded, 7.70%, 10/15/10 ...       2,000,000         2,083,280
Palmer GO, Series B, AMBAC Insured, Pre-Refunded, 7.70%, 10/01/10 ......................       2,300,000         2,392,713
                                                                                                              ------------
                                                                                                               108,150,864
                                                                                                              ------------
MICHIGAN 3.6%
Chippewa Valley Schools GO, Refunding, AMBAC Insured, 5.00%, 5/01/27 ...................       1,000,000           846,440
Detroit Sewage Disposal Revenue, MBIA Insured, 5.00%, 7/01/25 ..........................       6,000,000         5,085,540


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)


                                                                                              PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                           AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
MICHIGAN (CONT.)
Ecorse Public School District, FGIC Insured, 5.50%, 5/01/27 ............................     $ 7,250,000      $  6,739,020
Jackson County Hospital Finance Authority Hospital Revenue, W.A. Foote Memorial
  Hospital, Series A, AMBAC Insured, 5.25%, 6/01/17 ....................................         500,000           462,025
Kalamazoo Hospital Finance Authority Hospital Facility Revenue, Bronson Methodist
  Hospital, Refunding and Improvement,
    MBIA Insured, 5.875%, 5/15/26 ......................................................       5,500,000         5,317,675
    Series A, MBIA Insured, Pre-Refunded, 6.375%, 5/15/17 ..............................       2,000,000         2,124,760
Marquette City Hospital Finance Authority Revenue, Marquette General Hospital,
  Refunding, Series D, FSA Insured, 6.10%, 4/01/19 .....................................       5,000,000         5,018,650
Michigan State Hospital Finance Authority Revenue,
    Hospital Botsford Obligation, Refunding, Series A, MBIA Insured, 5.25%, 2/15/22 ....       2,000,000         1,773,700
    Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.125%, 8/15/25 ........       6,725,000         5,744,293
    Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.00%, 8/15/31 .........      10,000,000         8,206,200
    St. John's Hospital, Refunding, Series A, AMBAC Insured, 6.00%, 5/15/13 ............       2,500,000         2,565,850
Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co., Pollution
  Project, Refunding,
    FGIC Insured, 6.875%, 12/01/21 .....................................................         200,000           207,792
    Series BB, AMBAC Insured, 7.00%, 5/01/21 ...........................................         250,000           282,310
Saginaw Valley State University Revenue, AMBAC Insured, 5.30%, 7/01/28 .................       3,400,000         3,047,658
Yale Public Schools District GO, FSA Insured, 5.375%, 5/01/27 ..........................       3,845,000         3,482,839
Zeeland Public Schools GO, Refunding, MBIA Insured, 5.25%, 5/01/24 .....................       3,180,000         2,832,680
                                                                                                              ------------
                                                                                                                53,737,432
                                                                                                              ------------
MINNESOTA 2.1%
Eden Prairie MFHR, Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%, 1/20/31 ....       2,000,000         2,014,660
Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
  Fairview Hospital, Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ................       5,000,000         4,782,950
Minnesota State HFA, Rental Housing, Refunding, Series D, MBIA Insured, 6.00%, 2/01/22 .       2,045,000         2,010,624
Northern Municipal Power Agency Electric System Revenue, Refunding, Series B, AMBAC
  Insured, 5.50%, 1/01/18 ..............................................................       2,100,000         2,005,710
Southern Minnesota Municipal Power Agency Power Supply System Revenue, Series A, AMBAC
  Insured, 5.75%, 1/01/18 ..............................................................       2,870,000         2,819,545
St. Louis Park Health Care Facilities Revenue, Health System of Minnesota Obligated
  Group, Refunding, Series A, AMBAC Insured, 5.20%, 7/01/16 ............................       7,000,000         6,419,560
Washington County GO,
    Governmental Housing, Scandia II Project, Series B, FGIC Insured, 6.30%, 7/01/24 ...       1,200,000         1,214,064
    Raymie Johnson Apartments, Refunding, Series C, FGIC Insured, 6.30%, 1/01/20 .......       2,415,000         2,449,076
Western Minnesota Municipal Power Agency Power Supply Revenue, Series A, MBIA Insured,
  6.125%, 1/01/16 ......................................................................       8,350,000         8,358,684
                                                                                                              ------------
                                                                                                                32,074,873
                                                                                                              ------------
MISSISSIPPI
Harrison County Wastewater Management District Revenue, Wastewater Treatment Facilities,
  Refunding, Series A, FGIC Insured, 8.50%, 2/01/13 ....................................         200,000           255,360
                                                                                                              ------------

MISSOURI 1.0%
Kansas City IDA, Mortgage Revenue, Presidential Gardens, Refunding, Series A, FNMA
  Insured, 5.55%, 8/01/25 ..............................................................       1,000,000           924,070
Missouri State HDC, SFMR, Series B, GNMA Secured, 7.75%, 6/01/22 .......................         620,000           634,297
Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
  Heartland Health System Project, AMBAC Insured,  6.35%, 11/15/17 .....................       1,000,000         1,020,180
Richmond Heights COP, Capital Improvement Projects, Series A, MBIA Insured,
  5.30%, 8/15/17 .......................................................................       2,000,000         1,886,900
St. Charles County Public Facilities Authority Leasehold Revenue, FGIC Insured,
  6.375%, 3/15/07 ......................................................................       2,850,000         2,969,045
St. Louis County Mortgage Revenue, GNMA Secured, 8.125%, 9/01/19 .......................         240,000           242,590
St. Louis Municipal Finance Corp. Leasehold Revenue,
    City Justice Center, Refunding, Series A, AMBAC Insured, 5.95%, 2/15/16 ............       2,000,000         2,025,160
    Refunding and Improvement, FGIC Insured, Pre-Refunded, 6.25%, 2/15/12 ..............       2,025,000         2,131,090
St. Louis School District GO, Refunding, FGIC Insured, 6.00%, 4/01/12 ..................       2,950,000         3,038,146
                                                                                                              ------------
                                                                                                                14,871,478
                                                                                                              ------------
MONTANA 1.0%
Forsyth County PCR, Puget Sound Power and Light Co. Project, AMBAC Insured,
  6.80%, 3/01/22 .......................................................................       4,475,000         4,687,160
Helena Water Revenue, Series C, FGIC Insured, 6.65%, 11/01/12 ..........................         750,000           788,138
Montana State Board Workers Compensation Investment Program, MBIA Insured, ETM,
  6.875%, 6/01/20 ......................................................................       8,500,000         8,853,175
Montana State University Revenue, Higher Education Facilities, Acquisition and
  Improvement, Series C, MBIA Insured, 6.00%, 11/15/14 .................................       1,000,000         1,001,540
                                                                                                              ------------
                                                                                                                15,330,013
                                                                                                              ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)


                                                                                              PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                           AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
NEBRASKA .6%
Lancaster County Hospital Authority Revenue, Bryan Memorial Hospital Project No. 1, MBIA
  Insured, ETM, 6.70%, 6/01/22 .........................................................     $ 2,500,000      $  2,684,475
Lincoln Hospital Revenue, Lincoln General Hospital, Series A, FSA Insured, Pre-Refunded,
  6.20%, 12/01/14 ......................................................................       2,000,000         2,108,260
Municipal Energy Agency of Nebraska Power Supply System Revenue, Refunding, Series A,
  AMBAC Insured, 6.00%,
    4/01/15 ............................................................................       2,000,000         2,021,640
    4/01/17 ............................................................................       1,350,000         1,354,752
Nebraska Educational Finance Authority Revenue, Creighton University Project, AMBAC
  Insured, 5.95%, 1/01/11 ..............................................................       1,000,000         1,036,170
                                                                                                              ------------
                                                                                                                 9,205,297
                                                                                                              ------------
NEVADA .4%
Carson City Hospital Revenue, Series B, AMBAC Insured, 5.40%, 3/01/17 ..................       1,000,000           927,890
Clark County GO, Series A, AMBAC Insured, 6.50%, 6/01/17 ...............................         250,000           270,598
Clark County School District, Series A, MBIA Insured, 7.00%, 6/01/10 ...................       4,000,000         4,488,040
                                                                                                              ------------
                                                                                                                 5,686,528
                                                                                                              ------------
NEW HAMPSHIRE 1.1%
New Hampshire Higher Education and Health Facilities Authority Revenue,
    Concord Hospital, Refunding, AMBAC Insured, 6.00%, 10/01/26 ........................       4,300,000         4,182,954
    Mary Hitchcock Memorial Hospital, FGIC Insured, 5.75%, 8/15/23 .....................       9,250,000         8,870,843
    University System, Refunding, MBIA Insured, 6.25%, 7/01/20 .........................       4,000,000         4,055,440
                                                                                                              ------------
                                                                                                                17,109,237
                                                                                                              ------------
NEW JERSEY 1.3%
Essex County Improvement Authority Lease, Jail and Youth House Projects,
    AMBAC Insured, Pre-Refunded, 7.00%, 12/01/24 .......................................       3,000,000         3,305,850
    Refunding, AMBAC Insured, 5.35%, 12/01/24 ..........................................       4,000,000         3,681,080
Essex County Improvement Authority Revenue, Garden State Cancer Center Project, AMBAC
  Insured, 6.00%, 12/01/20 .............................................................       2,525,000         2,530,909
Mantua Township School District COP, MBIA Insured, Pre-Refunded, 7.25%, 6/30/10 ........       1,700,000         1,750,728
Middlesex County COP, MBIA Insured, 5.30%, 6/15/29 .....................................       3,575,000         3,181,750
Mount Laurel Township Municipal Utilities Authority System Revenue, Refunding, Series A,
  MBIA Insured, 6.00%, 7/01/15 .........................................................       2,000,000         2,023,300
New Jersey Health Care Facilities Financing Authority Revenue, Muhlenberg Regional
  Medical Center, Series B, AMBAC Insured, 8.00%, 7/01/18 ..............................       3,000,000         3,033,600
New Jersey State Turnpike Authority Revenue, Refunding, Series C, AMBAC Insured,
  6.50%, 1/01/16 .......................................................................         300,000           325,755
                                                                                                              ------------
                                                                                                                19,832,972
                                                                                                              ------------
NEW MEXICO .5%
Farmington PCR, Public Service Co. of New Mexico, Refunding, Series A, AMBAC Insured,
  6.375%, 12/15/22 .....................................................................       5,000,000         5,061,900
Gallup PCR, Plains Electric Generation, Refunding, MBIA Insured, 6.65%, 8/15/17 ........       2,000,000         2,069,720
New Mexico Mortgage Finance Authority SFM Program, Series C, FGIC Insured,
  8.625%, 7/01/17 ......................................................................         585,000           587,246
                                                                                                              ------------
                                                                                                                 7,718,866
                                                                                                              ------------
NEW YORK 7.1%
Central Square GO, Central School District, FGIC Insured, 6.50%, 6/15/10 ...............         900,000           983,934
Dutchess County IDA, Civic Facilities Revenue, Bard College Project, AMBAC Insured,
  5.375%, 6/01/27 ......................................................................       3,945,000         3,566,951
Nassau Health Care Corp. Health System Revenue, Nassau County Guaranty, FSA Insured,
  5.75%, 8/01/29 .......................................................................       5,000,000         4,761,800
New York City GO, Series C, Sub Series C-1, MBIA Insured, Pre-Refunded, 6.625%, 8/01/12          105,000           111,009
New York City Municipal Water Finance Authority Water and Sewer System Revenue, Series
  A, MBIA Insured, Pre-Refunded, 7.25%, 6/15/15 ........................................       2,000,000         2,047,700
New York City Trust Cultural Resources Revenue, New York Botanical Garden, MBIA Insured,
  5.80%, 7/01/26 .......................................................................       2,000,000         1,949,780
New York State Dormitory Authority Revenue,
    Brooklyn Law School, FSA Insured, 6.40%, 7/01/11 ...................................       4,000,000         4,119,960
    City University, Series C, FGIC Insured, 7.00%, 7/01/14 ............................       6,110,000         6,277,658
    City University, Series C, FGIC Insured, Pre-Refunded, 7.00%, 7/01/14 ..............       2,545,000         2,619,798
    Mount Sinai School of Medicine, Refunding, MBIA Insured, 6.75%, 7/01/15 ............       1,500,000         1,549,110
    Pace University, MBIA Insured, 5.70%, 7/01/22 ......................................       7,500,000         7,260,300
    Pace University, Refunding, MBIA Insured, 5.75%, 7/01/26 ...........................       2,500,000         2,420,775
    Pooled Capital Program, FGIC Insured, 7.80%, 12/01/05 ..............................         890,000           896,025
    St. John's University, MBIA Insured, 5.70%, 7/01/26 ................................      15,000,000        14,425,950
    Vassar Brothers Hospital, FSA Insured, 5.375%, 7/01/25 .............................       4,000,000         3,599,520

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)


                                                                                              PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                           AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
NEW YORK (CONT.)
New York State Energy Research and Development Authority Electric Facilities Revenue,
  Consolidated Edison Project, Series A, MBIA Insured, 6.75%, 1/15/27 ..................     $ 5,000,000      $  5,088,400
New York State Energy Research and Development Authority PCR,
    Niagara Mohawk Power Corp., Refunding, Series A, FGIC Insured, 6.625%, 10/01/13 ....       3,500,000         3,622,255
    Rochester Gas and Electric Project, Refunding, Series B, MBIA Insured,
      6.50%, 5/15/32 ...................................................................       5,000,000         5,126,400
New York State Medical Care Facilities Finance Agency Revenue, North Shore University
  Hospital, Mortgage Project, Series A, MBIA Insured, Pre-Refunded, 7.20%, 11/01/20 ....       3,000,000         3,120,840
New York State Tollway Authority General Revenue, Series C, FGIC Insured, Pre-Refunded,
  6.00%, 1/01/25 .......................................................................       7,815,000         8,282,884
Niagara Frontier Transportation Authority Airport Revenue, Greater Buffalo International
  Airport, Series A, AMBAC Insured, 6.25%, 4/01/24 .....................................       9,000,000         9,071,730
Port Authority of New York and New Jersey Revenue, Consolidated, 102nd Series, MBIA
  Insured,
    5.625%, 10/15/17 ...................................................................       5,000,000         4,920,100
    5.875%, 10/15/27 ...................................................................      10,000,000         9,898,100
Upper Mohawk Valley Regional Water Finance Authority Water Systems Revenue, Refunding,
  Series A, FSA Insured, 5.125%, 10/01/26 ..............................................       1,495,000         1,297,316
                                                                                                              ------------
                                                                                                               107,018,295
                                                                                                              ------------
NORTH CAROLINA 1.9%
Asheville Water System Revenue, FGIC Insured, 5.70%, 8/01/25 ...........................       1,000,000           948,610
Catawba County Hospital Revenue, Catawba Memorial Hospital Project, Refunding, AMBAC
  Insured, 5.00%, 10/01/17 .............................................................       1,125,000         1,000,418
New Hanover County Hospital Revenue, New Hanover Regional Medical Center Project,
    AMBAC Insured, 5.75%, 10/01/26 .....................................................       1,150,000         1,088,659
    MBIA Insured, 5.00%, 10/01/28 ......................................................       7,000,000         5,865,160
North Carolina Medical Care Commission Health Care Facilities Revenue, Novant Health
  Project, Series B, MBIA Insured, 5.00%, 10/01/28 .....................................      11,300,000         9,428,720
North Carolina Medical Care Commission Hospital Revenue,
    Rex Healthcare Project, AMBAC Insured, 5.00%, 6/01/17 ..............................       5,000,000         4,412,950
    Wayne Memorial Hospital Project, Refunding, AMBAC Insured, 5.00%, 10/01/21 .........       5,000,000         4,301,800
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, MBIA Insured, ETM,
  6.50%, 1/01/10 .......................................................................          20,000            21,391
Wilmington COP, Series A, MBIA Insured, 5.35%, 6/01/24 .................................       2,300,000         2,085,571
                                                                                                              ------------
                                                                                                                29,153,279
                                                                                                              ------------
NORTH DAKOTA .4%
Grand Forks Health Care System Revenue, Altru Health System Obligation Group, MBIA
  Insured, 5.625%, 8/15/27 .............................................................       5,500,000         5,071,605
North Dakota State Building Authority Revenue, Refunding, Series A, AMBAC Insured,
  6.75%, 6/01/11 .......................................................................         300,000           308,382
                                                                                                              ------------
                                                                                                                 5,379,987
                                                                                                              ------------
OHIO 4.4%
Clermont County Building and Road Improvement, Refunding, AMBAC Insured, 5.60%, 9/01/14        2,000,000         1,994,100
Cleveland Airport Systems Revenue, Series A, FSA Insured, 5.125%, 1/01/27 ..............       6,000,000         5,147,400
Cleveland Waterworks Revenue,
    Refunding and Improvement, Series I, FSA Insured, 5.00%, 1/01/23 ...................       2,750,000         2,373,608
    Series F, AMBAC Insured, Pre-Refunded, 6.50%, 1/01/11 ..............................       1,625,000         1,704,495
Cuyahoga County Hospital Revenue, University Hospitals Health System Inc., Refunding,
  AMBAC Insured, 5.50%, 1/15/30 ........................................................       5,000,000         4,576,750
Elyria GO, FGIC Insured, 5.40%, 12/01/17 ...............................................       2,400,000         2,296,824
Hamilton County Sales Tax, Hamilton County Football, Project B, MBIA Insured,
  5.00%, 12/01/27 ......................................................................       3,250,000         2,747,583
Hamilton Wastewater System Revenue, Series A, FSA Insured, 5.15%, 10/15/17 .............       3,015,000         2,787,790
Hamilton Waterworks Mortgage Revenue, Series A, MBIA Insured, 6.30%, 10/15/21 ..........       1,750,000         1,775,200
Lucas County Hospital Revenue, Promedia Healthcare Obligation Group, AMBAC Insured,
  5.375%, 11/15/29 .....................................................................       5,000,000         4,461,250
Medina City School District GO, FGIC Insured, 5.25%, 12/01/28 ..........................       7,500,000         6,630,750
Ohio HFA, SFMR, Series D, GNMA Secured, 7.05%, 9/01/16 .................................       2,255,000         2,310,135
Ohio Municipal Electric Generation Agency Joint Venture 5, Certificates of Beneficial
  Interest, AMBAC Insured, 5.375%, 2/15/24 .............................................       5,500,000         5,039,870
Ohio State Turnpike Commission Turnpike Revenue, Series A, MBIA Insured, Pre-Refunded,
  5.50%, 2/15/26 .......................................................................      15,900,000        16,433,127
University of Cincinnati COP, University Center Project, MBIA Insured, 5.125%, 6/01/24 .       2,950,000         2,574,613
West Holmes Local School District GO, MBIA Insured, 5.375%, 12/01/17 ...................       3,100,000         2,941,745
                                                                                                              ------------
                                                                                                                65,795,240
                                                                                                              ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)


                                                                                              PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                           AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
OKLAHOMA .6%
Grady County HFA, SFMR, Refunding, Series A, FGIC Insured, 6.70%, 1/01/12 ..............     $   410,000      $    422,165
McGee Creek Authority Water Revenue, MBIA Insured, 6.00%, 1/01/23 ......................         300,000           302,955
Muskogee County, HFAR, SFMR, Refunding, Series A, FGIC Insured, 7.60%, 12/01/10 ........         130,000           132,857
Oklahoma State Turnpike Authority Turnpike Revenue, First Senior, Series A, AMBAC
  Insured, 6.00%, 1/01/12 ..............................................................       2,000,000         2,050,240
Okmulgee County Governmental Building Authority Sales Tax Revenue, First Mortgage, MBIA
  Insured, 6.20%, 3/01/20 ..............................................................       1,625,000         1,634,555
Pottawatomie County Development Authority Water Revenue, North Deer Creek  Reservoir
  Project, AMBAC Insured, Pre-Refunded, 7.375%, 7/01/26 ................................         250,000           257,583
Tulsa County Home Finance Authority Mortgage Revenue, Series D, GNMA Secured,
  6.95%, 12/01/22 ......................................................................         145,000           147,958
Tulsa Industrial Authority Revenue, Holland Hall School Project, FSA Insured,
  Pre-Refunded, 6.75%, 12/01/14 ........................................................       3,270,000         3,569,172
                                                                                                              ------------
                                                                                                                 8,517,485
                                                                                                              ------------
OREGON 2.0%
Chemeketa Community College District, FGIC Insured, Pre-Refunded, 5.95%, 6/01/16 .......       3,000,000         3,129,750
Clackamas Community College District, MBIA Insured, Pre-Refunded, 5.80%, 6/01/26 .......       2,500,000         2,588,300
Deschutes and Jefferson Counties School District No. 2-J, Redmond, MBIA Insured,
  5.60%, 6/01/09 .......................................................................       1,500,000         1,514,895
Josephine County School District No. 7, FGIC Insured, Pre-Refunded, 5.70%, 6/01/13 .....       5,000,000         5,046,700
Medford Hospital Facilities Authority Revenue, Asante Health System, Series A, MBIA
  Insured, 5.00%, 8/15/24 ..............................................................       2,250,000         1,927,395
Northern Wasco County Peoples Utilities District Electric Revenue, FGIC Insured,
  5.625%, 12/01/22 .....................................................................       1,000,000           951,310
Ontario Catholic Health Revenue, Holy Rosary Medical Center, MBIA Insured,
  5.50%, 11/15/12 ......................................................................         700,000           694,260
Oregon Health Sciences University Revenue, Series B, MBIA Insured, 5.25%, 7/01/15 ......       1,500,000         1,430,025
Oregon State Department of Administrative Services COP, Series A,
  AMBAC Insured, Pre-Refunded, 5.80%, 5/01/24 ..........................................       5,000,000         5,217,800
  MBIA Insured, 5.70%, 5/01/17 .........................................................       1,000,000           989,130
Port of Portland International Airport Revenue, Portland International Airport, Series
  11, FGIC Insured, 5.625%, 7/01/26 ....................................................       1,000,000           930,640
Washington County Unified Sewer Agency Revenue,
    Senior lien, FGIC Insured, 5.50%, 10/01/16 .........................................       1,845,000         1,794,115
    Senior lien, Series A, AMBAC Insured, Pre-Refunded, 6.125%, 10/01/12 ...............       1,000,000         1,047,970
Western Lane Hospital District Hospital Facilities Authority Revenue, Sisters of St ....
  Joseph of Peace Health and Hospital Services, Refunding, MBIA Insured, 5.875%, 8/01/12       3,000,000         3,063,180
                                                                                                              ------------
                                                                                                                30,325,470
                                                                                                              ------------
PENNSYLVANIA 1.8%
Beaver County GO, Series A, MBIA Insured, Pre-Refunded, 5.90%, 10/01/26 ................       2,000,000         2,084,960
Cambria County HDA, Hospital Revenue, Conemaugh Valley Memorial Hospital, Refunding,
  Series B, Connie Lee Insured, Pre-Refunded, 6.375%, 7/01/18 ..........................       5,000,000         5,253,850
Lehigh County General Purpose Authority Revenue, Hospital Healtheast Inc., Refunding,
  Series A, MBIA Insured, 7.00%, 7/01/15 ...............................................         100,000           102,694
Montgomery County IDAR, PCR, Philadelphia Electric Co., Series B, MBIA Insured,
  6.70%, 12/01/21 ......................................................................       8,000,000         8,377,360
Pennsylvania Convention Center Authority Revenue, Series A, FGIC Insured, ETM,
  6.00%, 9/01/19 .......................................................................         500,000           514,535
Pennsylvania State Turnpike Oil Commission Franchise Tax Revenue, Refunding, Series P,
  AMBAC Insured, 6.00%, 12/01/17 .......................................................         500,000           503,630
Philadelphia Airport Revenue, Philadelphia Airport System, Series A, AMBAC Insured,
  6.10%, 6/15/25 .......................................................................       4,000,000         4,001,880
Philadelphia Water and Wastewater Revenue, FSA Insured,
    5.50%, 6/15/15 .....................................................................         665,000           647,524
    Pre-Refunded, 5.50%, 6/15/15 .......................................................         335,000           347,442
Pittsburgh and Allegheny County Public Auditorium Revenue, Regional Asset District Sales
  Tax, AMBAC Insured, 5.25%, 2/01/31 ...................................................       6,000,000         5,237,280
Pittsburgh Water and Sewer System Authority Revenue, Refunding, FGIC Insured, ETM,
  7.25%, 9/01/14 .......................................................................          90,000           102,247
                                                                                                              ------------
                                                                                                                27,173,402
                                                                                                              ------------
RHODE ISLAND 1.4%
Kent County Water Authority General Revenue, Series A, MBIA Insured, 6.35%, 7/15/14 ....       2,100,000         2,167,326
Providence GO, Series A, FSA Insured, 5.70%, 7/15/19 ...................................       3,000,000         2,934,420
Rhode Island Clean Water Financing Agency Revenue, Cranston Wastewater Treatment System,
  MBIA Insured, 5.80%, 9/01/22 .........................................................       9,995,000         9,606,994
Rhode Island Port Authority and EDC Revenue, Shepard Building Project, Series B, AMBAC
  Insured, Pre-Refunded, 6.75%, 6/01/25 ................................................       2,000,000         2,165,400
Rhode Island State GO, Series A, FGIC Insured, 6.25%, 6/15/07 ..........................         175,000           182,852
Rhode Island State Health and Educational Building Corp. Revenue,
    Higher Educational Facilities, Roger Williams Facility, Connie Lee Insured,
      Pre-Refunded, 7.25%, 11/15/24 ....................................................       2,000,000         2,218,820
    Hospital Financing Lifespan Obligation Group, MBIA Insured, 5.75%, 5/15/23 .........       1,750,000         1,657,723
                                                                                                              ------------
                                                                                                                20,933,535
                                                                                                              ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)


                                                                                              PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                           AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
SOUTH CAROLINA .5%
Charleston Waterworks and Sewer Revenue, Refunding and Improvement, AMBAC Insured,
  6.00%, 1/01/16 .......................................................................     $   250,000      $    251,670
Edgefield County School District, Refunding, FSA Insured, ETM, 8.50%, 2/01/01 ..........         250,000           259,383
Lexington Water and Sewer Revenue, FSA Insured, 5.45%, 4/01/19 .........................       2,320,000         2,203,838
Piedmont Municipal Power Agency Electric Revenue, Refunding, FGIC Insured,
  6.25%, 1/01/21 .......................................................................         200,000           208,310
Richland County Hospital Facilities Revenue, Community Provider, Pooled Loan Program,
  Series A, FSA Insured, ETM, 7.125%, 7/01/17 ..........................................       3,000,000         3,389,850
Spartanburg Sanitation Sewer District Sewer System Revenue, Implementation, MBIA
  Insured, Pre-Refunded, 5.50%, 6/01/27 ................................................         500,000           512,970
                                                                                                              ------------
                                                                                                                 6,826,021
                                                                                                              ------------
SOUTH DAKOTA 1.1%
Brookings COP, AMBAC Insured, 5.10%, 12/01/18 ..........................................       5,000,000         4,452,000
Grant County PCR, Refunding, MBIA Insured, 5.90%, 6/01/23 ..............................       4,800,000         4,692,672
Lawrence County COP, Courthouse, FSA Insured, Pre-Refunded, 7.65%, 7/01/10 .............       2,000,000         2,062,420
Sioux Falls Medical Clinic Revenue, AMBAC Insured, 8.00%, 9/01/08 ......................       1,955,000         1,984,912
South Dakota Lease Revenue, Series A, FSA Insured, 6.75%, 12/15/16 .....................       2,720,000         3,019,390
South Dakota State University Revenue, Housing and Auxiliary Facilities, Refunding,
  Series A, MBIA Insured, 5.50%, 4/01/17 ...............................................          20,000            19,249
                                                                                                              ------------
                                                                                                                16,230,643
                                                                                                              ------------
TENNESSEE .9%
Greater Tennessee Housing Assistance Revenue, Section 8, Refunding, Series A, MBIA
  Insured, 6.00%, 7/01/24 ..............................................................       1,405,000         1,404,860
Johnson City Health and Educational Revenue, Medical Center Hospital, Refunding and
  Improvement, MBIA Insured,
    5.125%, 7/01/25 ....................................................................       5,000,000         4,380,650
    5.25%, 7/01/28 .....................................................................       8,500,000         7,489,265
Metropolitan Nashville Airport Authority Revenue, Series C, FGIC Insured, 6.60%, 7/01/15         200,000           208,052
                                                                                                              ------------
                                                                                                                13,482,827
                                                                                                              ------------
TEXAS 10.5%
Austin Combined Utility System Revenue,
    BIG Insured, Pre-Refunded, 8.625%, 11/15/17 ........................................       1,000,000         1,080,360
    Series A, BIG Insured, Pre-Refunded, 8.00%, 11/15/16 ...............................       3,000,000         3,121,020
Austin Hotel Occupancy Tax Revenue, Refunding, sub. lien, AMBAC Insured,
    5.625%, 11/15/21 ...................................................................       2,355,000         2,207,718
    5.80%, 11/15/29 ....................................................................      13,750,000        13,185,838
Austin Utility System Revenue,
    FGIC Insured, Pre-Refunded, 6.00%, 5/15/15 .........................................          35,000            35,138
    Refunding, FGIC Insured, 6.00%, 5/15/15 ............................................          15,000            15,003
Bell County Health Facilities Development Corporate Revenue, Hospital Cook Children's
  Medical, Refunding, FSA Insured, 5.30%, 12/01/23 .....................................       5,000,000         4,455,350
Bexar County HFC Revenue, Series A, GNMA Secured, 8.20%, 4/01/22 .......................       2,315,000         2,354,193
Brazos River Authority Revenue, Houston Light and Power Co. Project, Refunding, Series
  A, AMBAC Insured, 6.70%, 3/01/17 .....................................................       2,000,000         2,085,280
Coastal Bend Health Facilities Development Corp., Series B, AMBAC Insured, ETM,
  6.30%, 1/01/17 .......................................................................      12,230,000        12,799,913
Dallas HFC, SFMR, GNMA Secured, 7.85%, 12/01/10 ........................................         600,000           619,128
East Texas HFC, SFMR, Series 1990, GNMA Secured, 7.85%, 12/01/10 .......................         455,000           468,550
Faulkey Gully MUD GO, AMBAC Insured,
    6.625%, 3/01/07 ....................................................................         295,000           303,652
    Pre-Refunded, 6.625%, 3/01/07 ......................................................       1,225,000         1,268,684
Fort Bend County Levee ID No. 011, AMBAC Insured, 6.00%,
    9/01/21 ............................................................................       1,395,000         1,396,283
    9/01/22 ............................................................................       1,495,000         1,496,375
    9/01/23 ............................................................................       1,610,000         1,614,460
Grand Prairie Health Facilities Development Corp., Dallas/Fort Worth Medical Center
  Project, Refunding, AMBAC Insured, 6.875%, 11/01/10 ..................................       2,700,000         2,670,003
Harris County Health Facilities Development Corp. Revenue, Christus Health, Refunding,
  Series A, MBIA Insured, 5.375%, 7/01/29 ..............................................      22,000,000        19,193,240
Harris County Hospital District Mortgage Revenue, Refunding, AMBAC Insured,
  7.40%, 2/15/10 .......................................................................       2,350,000         2,621,073
Harris County Toll Road,
    Senior lien, Series A, AMBAC Insured, 6.50%, 8/15/17 ...............................       1,580,000         1,635,268
    Senior lien, Series B, AMBAC Insured, 6.625%, 8/15/17 ..............................         240,000           242,170
    Series A, FGIC Insured, 6.50%, 8/15/11 .............................................          35,000            36,749
Houston Airport System Revenue, sub. lien, Series A, FGIC Insured, 6.75%, 7/01/21 ......       2,500,000         2,594,900

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)


                                                                                              PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                           AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
TEXAS (CONT.)
Houston Water and Sewer System Revenue,
    junior lien, Refunding, Series C, AMBAC Insured, 6.375%, 12/01/17 ..................     $   880,000      $    896,711
    junior lien, Refunding, Series C, MBIA Insured, 5.75%, 12/01/15 ....................         500,000           499,950
    junior lien, Series C, AMBAC Insured, Pre-Refunded, 6.375%, 12/01/17 ...............          55,000            57,582
    Series A, MBIA Insured, 6.375%, 12/01/22 ...........................................       1,840,000         1,862,614
    Series A, MBIA Insured, Pre-Refunded, 6.375%, 12/01/22 .............................       4,540,000         4,805,953
Lubbock HFC, SFMR, Mortgage Extension Program, Refunding, Series B, BIG Insured,
  8.875%, 12/01/12 .....................................................................         425,000           425,293
Matagorda County Navigation District No. 1 PCR, Central Power and Light Co. Project,
  Refunding, Series E, MBIA Insured, 6.10%, 7/01/28 ....................................      12,850,000        12,814,270
Matagorda County Navigation District No. 1 Revenue, Houston Industries Inc. Project,
  Refunding,
    Series A, MBIA Insured, 5.25%, 11/01/29 ............................................       3,185,000         2,749,611
    Series B, MBIA Insured, 5.15%, 11/01/29 ............................................       2,750,000         2,326,390
Palo Duro River Authority, Refunding, FSA Insured, 6.375%, 8/01/08 .....................       6,000,000         6,052,680
Portland Community Center Complex Development Corp. Sales Tax Revenue, Refunding, AMBAC
  Insured, 5.45%, 2/15/25 ..............................................................       1,450,000         1,329,940
Sabine River Authority PCR, Texas Utilities Electric Co. Project, Collateralized,
  Refunding, FGIC Insured, 6.55%, 10/01/22 .............................................       3,250,000         3,342,625
San Antonio Water Revenue,
    Refunding and Improvement, MBIA Insured, 5.60%, 5/15/21 ............................       3,250,000         3,039,497
    Senior lien, MBIA Insured, 6.50%, 5/15/10 ..........................................       2,920,000         3,051,692
San Marcos Waterworks and Sewer Systems Revenue, Series 1998, FSA Insured,
  5.125%, 8/15/20 ......................................................................       2,870,000         2,530,709
San Patricio County COP, MBIA Insured, Pre-Refunded, 6.60%, 4/01/07 ....................       2,500,000         2,591,375
Smithville HDC, Mortgage Revenue, Smithville Retirement, Refunding, Series A, MBIA
  Insured, 6.40%, 1/01/22 ..............................................................       1,035,000         1,045,774
Southeast HDC Mortgage Revenue, Stonegate Retirement, MBIA Insured, 6.40%, 1/01/24 .....       1,155,000         1,157,541
Tarrant County Health Facilities Development Corp. Health Systems Revenue, Harris
  Methodist Health, MBIA Insured, ETM, 6.00%, 9/01/24 ..................................       3,250,000         3,247,920
Tarrant County Health Facilities Development Corp. Hospital Revenue, Fort Worth
  Osteopathic Hospital, MBIA Insured, 5.125%, 5/15/21 ..................................       2,905,000         2,519,797
Texas Health Facilities Development Corp. Hospital Revenue, All Saints Episcopal
  Hospitals, Refunding, Series B, MBIA Insured,
    6.25%, 8/15/22 .....................................................................       2,500,000         2,509,025
    6.375%, 8/15/23 ....................................................................       4,885,000         4,939,517
Texas State Turnpike Authority Revenue, Dallas North Tollway, Refunding, AMBAC Insured,
  5.00%, 1/01/20 .......................................................................       7,250,000         6,314,605
Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center
  Project,
    Series B, FSA Insured, 5.50%, 11/01/17 .............................................       1,000,000           945,910
    Series C, FSA Insured, 5.60%, 11/01/27 .............................................       1,430,000         1,305,962
    Series D, FSA Insured, 5.375%, 11/01/27 ............................................       9,700,000         8,539,395
                                                                                                              ------------
                                                                                                               158,402,686
                                                                                                              ------------
US TERRITORIES
District of Columbia HFA, RMR, Series 1986-1, FGIC Insured, 7.75%, 9/01/16 .............         645,000           650,644
                                                                                                              ------------
UTAH 1.2%
Intermountain Power Agency Power Supply Revenue, Refunding,
    Series A, AMBAC Insured, 5.50%, 7/01/20 ............................................       4,680,000         4,391,197
    Series B, MBIA Insured, 5.75%, 7/01/19 .............................................       3,250,000         3,143,043
Provo Electric System Revenue, Refunding, Series A, AMBAC Insured, ETM, 10.375%, 9/15/15          40,000            54,179
Utah County Hospital Revenue, IHC Health Services Inc., MBIA Insured, 5.25%,
    8/15/21 ............................................................................       5,000,000         4,495,100
    8/15/26 ............................................................................       5,000,000         4,374,350
Utah State Board of Regents Student Loan Revenue, Series H, AMBAC Insured,
  6.70%, 11/01/15 ......................................................................       1,080,000         1,121,321
                                                                                                              ------------
                                                                                                                17,579,190
                                                                                                              ------------
VERMONT .7%
Vermont COP, MBIA Insured, Pre-Refunded, 7.25%, 6/15/11 ................................       2,205,000         2,267,975
Vermont HFA, Home Mortgage Purchase, Series B, MBIA Insured, 7.60%, 12/01/24 ...........       6,630,000         6,768,567
Vermont Municipal Bond Bank, Series 2, FSA Insured, 6.25%, 12/01/19 ....................       1,000,000         1,019,980
                                                                                                              ------------
                                                                                                                10,056,522
                                                                                                              ------------
VIRGINIA 1.6%
Chesapeake Bay Bridge and Tunnel Commission District Revenue, General Resolution, MBIA
  Insured, Pre-Refunded, 5.75%, 7/01/25 ................................................       9,850,000         9,993,613
Chesapeake IDA, Public Facilities Lease Revenue, Chesapeake Jail Project, MBIA Insured,
  6.00%, 6/01/12 .......................................................................       5,000,000         5,156,750

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)


                                                                                              PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                           AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
VIRGINIA (CONT.)
Danville IDA, Hospital Revenue, Danville Regional Medical Center, FGIC Insured,
  Pre-Refunded, 6.50%, 10/01/24 ........................................................     $ 1,000,000      $  1,071,170
Hampton Roads Regional Jail Authority Jail Facilities Revenue, Series A, MBIA Insured,
  5.00%, 7/01/28 .......................................................................       3,405,000         2,874,501
Spotsylvania County Water and Sewer System Revenue, MBIA Insured, 5.40%, 6/01/27 .......       3,850,000         3,508,005
Winchester IDA, Educational Facilities Revenue, First Mortgage, Shenandoah University
  Project, MBIA Insured,
    5.00%, 10/01/18 ....................................................................       1,000,000           886,810
    5.25%, 10/01/28 ....................................................................       1,420,000         1,245,482
                                                                                                              ------------
                                                                                                                24,736,331
                                                                                                              ------------
WASHINGTON 5.8%
Douglas County PUD No. 1 Electric Systems Revenue, MBIA Insured, 6.00%, 1/01/15 ........         900,000           909,945
Everett COP, Series A, AMBAC Insured, Pre-Refunded, 7.25%, 4/01/09 .....................         850,000           876,546
Grant County PUD No. 2, Wanapum Hydroelectric Revenue, Series B, AMBAC Insured,
    6.75%, 1/01/23 .....................................................................       1,060,000         1,102,209
    Pre-Refunded, 6.75%, 1/01/23 .......................................................         940,000           987,517
King County Public Hospital District No. 001 Hospital Facilities Revenue, Valley Medical
  Center, King County Sewer, MBIA Insured, 6.125%, 1/01/33 .............................       3,000,000         2,997,570
Kitsap County School District No. 100-C, MBIA Insured, Pre-Refunded, 6.60%, 12/01/08 ...       1,015,000         1,047,398
Klickitat County PUD No. 001 Electric Revenue, FGIC Insured,
    5.65%, 10/01/15 ....................................................................       1,000,000           979,680
    5.75%, 10/01/27 ....................................................................       1,000,000           950,950
Mason County GO, School District No. 402, Pioneer, MBIA Insured, Pre-Refunded,
  6.60%, 12/01/11 ......................................................................       1,040,000         1,112,124
Pierce County GO, School District No. 003 Puyallup, FGIC Insured, 5.70%, 12/01/15 ......       1,000,000           987,640
Port of Longview GO, MBIA Insured, 6.00%, 11/01/15 .....................................       2,000,000         1,995,780
Seatac Storm Water Revenue, MBIA Insured, Pre-Refunded, 6.50%, 12/01/13 ................       2,890,000         3,101,577
Seattle Municipality Metropolitan Sewer Revenue, Series W, MBIA Insured, Pre-Refunded,
  6.30%, 1/01/33 .......................................................................      11,000,000        11,613,910
Seattle Water System Revenue, FGIC Insured, 5.625%, 8/01/26 ............................       2,000,000         1,873,500
Snohomish County PUD No. 1 Electric Revenue, Generation System, FGIC Insured, ETM,
  6.65%, 1/01/16 .......................................................................       4,250,000         4,442,524
Spokane Public Facilities District Hotel Motel and Sales Use Tax Revenue, Multi-Purpose
  Arena Project, AMBAC Insured, 6.50%, 1/01/18 .........................................       5,000,000         5,178,700
Tacoma Electric System Revenue,
    AMBAC Insured, 6.25%, 1/01/11 ......................................................         470,000           486,887
    Refunding, AMBAC Insured, Pre-Refunded, 6.25%, 1/01/11 .............................          30,000            31,353
    Refunding, FGIC Insured, 6.25%, 1/01/15 ............................................       6,190,000         6,325,499
Tacoma GO, Series A, MBIA Insured, 5.625%, 12/01/22 ....................................       3,400,000         3,206,370
Thurston and Pierce Counties Community Schools, Series B, AMBAC Insured, 6.65%, 12/01/09       1,305,000         1,373,447
Washington State Health Care Facilities Authority Revenue,
    Providence Services, MBIA Insured, 5.50%, 12/01/26 .................................       7,000,000         6,354,880
    Swedish Health Services, Refunding, AMBAC Insured, 5.50%, 11/15/28 .................      15,370,000        13,896,017
Washington State Housing Finance Commission MFMR, Series A, GNMA Secured, 7.70%, 7/01/32       2,840,000         2,882,344
Washington State Public Power Supply System Revenue, Nuclear Project No. 1,
    Refunding, Series A, MBIA Insured, 6.25%, 7/01/17 ..................................         420,000           424,704
    Series C, FGIC Insured, Pre-Refunded, 7.75%, 7/01/08 ...............................       2,500,000         2,578,400
Washington State University Revenues, Housing and Dining System, Refunding, MBIA
  Insured, 6.40%, 10/01/24 .............................................................       6,130,000         6,231,329
Western Washington University Revenue, Housing and Dining System,
    MBIA Insured, 6.375%, 10/01/22 .....................................................          80,000            80,958
    Refunding, MBIA Insured, 6.70%, 10/01/11 ...........................................         235,000           240,476
    Refunding, MBIA Insured, 6.375%, 10/01/21 ..........................................         770,000           773,665
Whatcom County School District No. 501, GO, Bellingham, FGIC Insured, Pre-Refunded,
  6.125%, 12/01/13 .....................................................................       2,000,000         2,098,960
Yakima-Tieton Irrigation District Revenue, Refunding, FSA Insured, 6.20%, 6/01/19 ......         350,000           353,070
                                                                                                              ------------
                                                                                                                87,495,929
                                                                                                              ------------
WEST VIRGINIA 1.5%
Harrison County Community Solid Waste Disposal Revenue, Potomac Edison Co., Series C,
  AMBAC Insured, 6.75%, 8/01/24 ........................................................      11,560,000        12,209,787
Monongalia County Building Community Hospital Revenue, Monongalia General Hospital,
  Refunding, Series B, MBIA Insured, 6.50%, 7/01/17 ....................................       1,000,000         1,024,760
West Virginia State GO, Series A, FGIC Insured, 5.00%, 11/01/21 ........................       5,000,000         4,311,000
West Virginia State University Revenue, Refunding, AMBAC Insured, 6.00%, 4/01/12 .......       2,250,000         2,331,338
West Virginia State Water Development Authority Revenue, Loan Program, Refunding,
  Series A, FSA Insured, 7.00%, 11/01/25 ...............................................       2,750,000         2,878,040
                                                                                                              ------------
                                                                                                                22,754,925
                                                                                                              ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)


                                                                                              PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                           AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
WISCONSIN .4%
Superior Limited Obligation Revenue, Midwest Energy Resources, Refunding, Series E,
  FGIC Insured, 6.90%, 8/01/21 .........................................................     $ 3,000,000      $    3,361,830
Wisconsin State Health and Educational Facilities Authority Revenue, SSM Health Care,
  Refunding, Series AA, MBIA Insured, 6.25%, 6/01/20 ...................................         500,000             503,080
Wisconsin State Health and Educational Revenue,
    Community Provider Program, Series A, FSA Insured, 7.50%, 1/15/04 ..................       1,326,000           1,351,751
    Series A, FSA Insured, 7.50%, 1/15/09 ..............................................         712,000             725,507
                                                                                                              --------------
                                                                                                                   5,942,168
                                                                                                              --------------
WYOMING 1.4%
Gillette Health Facilities Revenue, Lutheran Hospital and Home Society, Refunding, MBIA
  Insured, 5.90%, 1/01/16 ..............................................................         500,000             500,990
Natrona County Hospital Revenue, Wyoming Medical Center Projects, Refunding, AMBAC
  Insured, 6.00%, 9/15/24 ..............................................................       9,885,000           9,649,342
University of Wyoming Revenues, Facilities, MBIA Insured, 7.10%, 6/01/10 ...............       2,245,000           2,274,095
Wyoming CDA, SFMR, Series A, AMBAC Insured, 6.00%, 6/01/23 .............................       6,750,000           6,682,500
Wyoming Municipal Power Agency Power Supply System Revenue, Series A, MBIA Insured,
  Pre-Refunded, 6.125%, 1/01/16 ........................................................       2,000,000           2,102,480
                                                                                                              --------------
                                                                                                                  21,209,407
                                                                                                              --------------
TOTAL LONG TERM INVESTMENTS (COST $1,510,197,349) ......................................                       1,481,877,171
                                                                                                              --------------
(a)SHORT TERM INVESTMENTS .4%
ALABAMA
Stevenson IDB, Environmental Improvement Revenue, The Mead Corp. Project, Refunding,
  Series D, Daily VRDN and Put, 3.80%, 11/01/11 ........................................         300,000             300,000
                                                                                                              --------------

INDIANA .1%
Princeton PCR, PSI Energy Inc. Project, Refunding, Daily VRDN and Put, 3.80%, 4/01/22 ..       1,400,000           1,400,000
                                                                                                              --------------

MARYLAND
Maryland State Health and Higher Educational Facilities Authority Revenue, Adjustable
  Pooled Loan Program, Series B, Weekly VRDN and Put, 3.85%, 4/01/35 ...................         300,000             300,000
                                                                                                              --------------

NORTH CAROLINA
Buncombe County GO, Weekly VRDN and Put, 3.95%, 6/01/16 ................................         300,000             300,000
North Carolina Medical Care Commission Revenue, Carol Woods Project, Daily VRDN and Put,
  3.85%, 4/01/21 .......................................................................         100,000             100,000
North Carolina Medical Care Common Health Care Facilities Revenue, Methodist Home
  Project, Weekly VRDN and Put, 3.85%, 3/01/18 .........................................         100,000             100,000
Wake County Industrial Facilities and PCFA Revenue, Carolina Power and Light Co.,
  Series A, Weekly VRDN and Put, 3.80%, 5/01/15 ........................................         100,000             100,000
                                                                                                              --------------
                                                                                                                     600,000
                                                                                                              --------------

VIRGINIA .3%
Richmond Redevelopment and Housing Authority Housing Revenue, Belmont Apartments
  Project, Refunding, Weekly VRDN and Put, 3.85%, 4/01/07 ..............................       3,430,000           3,430,000
Roanoke IDA Hospital Revenue, Roanoke Memorial Hospital Project, Series C, Weekly VRDN
  and Put, 3.80%, 7/01/19 ..............................................................         400,000             400,000
                                                                                                              --------------
                                                                                                                   3,830,000
                                                                                                              --------------
TOTAL SHORT TERM INVESTMENTS (COST $6,430,000) .........................................                           6,430,000
                                                                                                              --------------
TOTAL INVESTMENTS (COST $1,516,627,349) 99.0% ..........................................                       1,488,307,171
OTHER ASSETS, LESS LIABILITIES 1.0% ....................................................                          13,928,583
                                                                                                              --------------
NET ASSETS 100.0% ......................................................................                      $1,502,235,754
                                                                                                              ==============

See glossary of terms on page 94.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

                                                                                YEAR ENDED FEBRUARY 29,
                                                   -------------------------------------------------------------------------------
CLASS A                                               2000            1999            1998           1997              1996(d)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a)
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........      $   11.71       $   11.75       $   11.54       $   11.65          $   11.34
                                                   -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................            .58             .59             .61             .63                .66
 Net realized and unrealized gains (losses) .           (.96)            .03             .35            (.10)               .31
                                                   -------------------------------------------------------------------------------
Total from investment operations ............           (.38)            .62             .96             .53                .97
                                                   -------------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................           (.58)           (.59)           (.61)           (.64)(e)           (.66)
 In excess of net investment income .........             --              --            (.01)             --                 --
 Net realized gains .........................             --            (.07)           (.13)             --                 --
                                                   -------------------------------------------------------------------------------
Total distributions .........................           (.58)           (.66)           (.75)           (.64)              (.66)
                                                   -------------------------------------------------------------------------------
Net asset value, end of year ................      $   10.75       $   11.71       $   11.75       $   11.54          $   11.65
                                                   ===============================================================================
Total return(b) .............................          (3.34)%          5.36%           8.50%           4.75%              8.80%

Ratios/supplemental data
Net assets, end of year (000's) .............      $ 306,531       $ 340,109       $ 328,147       $ 325,065          $ 301,529
Ratios to average net assets:
 Expenses ...................................            .68%            .68%            .68%            .68%               .69%
 Net investment income ......................           5.16%           4.99%           5.21%           5.51%              5.67%
Portfolio turnover rate .....................          25.75%           6.80%          30.46%          29.22%             10.29%

CLASS C
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a)
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........      $   11.76       $   11.80       $   11.59       $   11.69          $   11.36
                                                   -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................            .52             .52             .55             .57                .50
 Net realized and unrealized gains (losses) .           (.96)            .03             .34            (.09)               .32
                                                   -------------------------------------------------------------------------------
Total from investment operations ............           (.44)            .55             .89             .48                .82
                                                   -------------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................           (.51)           (.52)           (.55)           (.58)(e)           (.49)
 Net realized gains .........................             --            (.07)           (.13)             --                 --
                                                   -------------------------------------------------------------------------------
Total distributions .........................           (.51)           (.59)           (.68)           (.58)              (.49)
                                                   -------------------------------------------------------------------------------
Net asset value, end of year ................      $   10.81       $   11.76       $   11.80       $   11.59          $   11.69
                                                   ===============================================================================
Total return(b) .............................          (3.78)%          4.74%           7.86%           4.22%              7.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............      $  27,253       $  26,271       $  13,937       $   6,378          $   2,759
Ratios to average net assets:
 Expenses ...................................           1.24%           1.24%           1.25%           1.25%              1.26%(c)
 Net investment income ......................           4.60%           4.44%           4.59%           4.96%              5.06%(c)
Portfolio turnover rate .....................          25.75%           6.80%          30.46%          29.22%             10.29%

(a)  Based on average shares outstanding effective February 29, 2000.
(b) Total return does not reflect sales commissions or contingent deferred sales charges, and is not annualized for periods less than one year.
(c)  Annualized
(d)  For the period May 1, 1995 (effective date) to February 29, 1996 for Class
     C.
(e) Includes distributions in excess of net investment income in the amount of $.001.

                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000


                                                                                                 PRINCIPAL
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                               AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 99.1%
Ashburnham and Westminister Regional School District, MBIA Insured, 6.00%, 12/15/13 ......      $ 2,700,000     $  2,814,642
Attleboro Municipal Purpose GO, AMBAC Insured, 6.00%,
    7/01/11 ..............................................................................        1,045,000        1,083,801
    7/01/12 ..............................................................................        1,045,000        1,091,785
    7/01/13 ..............................................................................          685,000          712,674
    7/01/14 ..............................................................................          755,000          783,441
Blackstone-Milville School District, AMBAC Insured, Pre-Refunded, 6.50%,
    5/01/08 ..............................................................................          705,000          743,486
    5/01/09 ..............................................................................          750,000          790,943
    5/01/10 ..............................................................................          795,000          838,399
Boston Revenue, Boston City Hospital, Refunding, Series B, MBIA Insured, 5.75%, 2/15/23 ..       10,500,000       10,061,310
Central Berkshire GO, School District, MBIA Insured, Pre-Refunded, 7.25%, 6/01/08 ........        1,095,000        1,125,047
Chelsea GO, State Qualified, Refunding, AMBAC Insured, 5.125%, 6/15/16 ...................        1,750,000        1,600,585
Dudley Charleston Regional School District GO, Series B, FGIC Insured, 5.25%, 5/01/19 ....        3,140,000        2,857,055
Framingham Housing Authority Mortgage Revenue, Beaver Terrace Apartments, Series A, GNMA
   Secured, 6.65%, 2/20/32 ...............................................................        1,650,000        1,705,127
Greenfield GO, MBIA Insured, Pre-Refunded, 6.50%,
    10/15/08 .............................................................................          500,000          523,735
    10/15/09 .............................................................................          500,000          523,735
Holyoke GO, School Project Loans, MBIA Insured, Pre-Refunded, 8.05%, 6/15/04 .............        1,000,000        1,098,600
Hudson GO, MBIA Insured, 6.00%,
    5/15/13 ..............................................................................          250,000          259,658
    5/15/14 ..............................................................................          240,000          248,885
Kingston GO, FGIC Insured, 5.50%, 11/15/19 ...............................................        2,055,000        1,952,908
Lenox GO, Refunding, AMBAC Insured,
    6.60%, 10/15/11 ......................................................................        1,000,000        1,042,950
    6.625%, 10/15/15 .....................................................................          500,000          522,145
Leominster GO, MBIA Insured, Pre-Refunded, 7.50%, 4/01/09 ................................          450,000          460,179
Lowell GO, FGIC Insured, 5.85%, 2/15/20 ..................................................        1,595,000        1,578,284
Ludlow GO, School Project, Limited Tax, MBIA Insured,
    7.30%, 11/01/07 ......................................................................          210,000          237,554
    7.30%, 11/01/08 ......................................................................          210,000          239,163
    7.40%, 11/01/09 ......................................................................          210,000          242,472
Lynn Water and Sewer Commission General Revenue, Series A,
    FSA Insured, 5.125%, 12/01/17 ........................................................        3,000,000        2,738,760
    MBIA Insured, Pre-Refunded, 7.25%, 12/01/10 ..........................................        4,000,000        4,171,120
Mansfield Municipal Purpose Loan, FGIC Insured, 5.125%, 8/15/17 ..........................        1,685,000        1,533,586
Mashpee Water District GO, MBIA Insured, 6.40%, 10/15/12 .................................          500,000          525,725
Massachusetts Bay Transportation Authority COP, BIG Insured, 7.75%, 1/15/06 ..............        2,500,000        2,743,225
Massachusetts Bay Transportation Authority Revenue, General Transportation System,
    Series C, FGIC Insured, 5.25%, 3/01/15 ...............................................        2,000,000        1,892,720
    Series D, MBIA Insured, 5.00%, 3/01/27 ...............................................        5,000,000        4,212,700
Massachusetts Education Loan Authority Revenue, Issue D, Series A, MBIA Insured,
  7.25%, 1/01/09 .........................................................................        1,560,000        1,605,817
Massachusetts Municipal Wholesale Electric Co. Power Supply System Revenue, Series D,
  MBIA Insured, 6.125%, 7/01/19 ..........................................................        4,395,000        4,430,160
Massachusetts State GO, Series B,
    AMBAC Insured, 6.50%, 8/01/11 ........................................................        1,665,000        1,727,271
    MBIA Insured, 6.50%, 8/01/11 .........................................................          855,000          886,977
Massachusetts State Health and Educational Facilities Authority Revenue,
    Bay State Medical Center, Refunding, Series D, FGIC Insured, 6.00%, 7/01/15 ..........        1,500,000        1,512,075
    Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26 ......................        3,500,000        3,476,760
    Berkshire Health System, Series D, MBIA Insured, 6.00%, 10/01/19 .....................        5,500,000        5,493,400
    Beverly Hospital, Lot 1, Refunding, Series D, MBIA Insured, 7.30%, 7/01/13 ...........        1,900,000        1,930,951
    Boston College, Series J, FGIC Insured, 6.625%, 7/01/21 ..............................           20,000           20,545
    Boston College, Series J, FGIC Insured, Pre-Refunded, 6.625%, 7/01/21 ................        2,230,000        2,331,688
    Cable Housing and Health Services, Series A, MBIA Insured, 5.25%, 7/01/23 ............        1,000,000          880,210
    Children's Hospital, Refunding, Series E, AMBAC Insured, 6.20%, 10/01/16 .............        2,200,000        2,233,044
    Community College Program, Series A, Connie Lee Insured, Pre-Refunded, 6.50%, 10/01/09        1,000,000        1,060,160
    Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/18 ..................        5,595,000        5,264,615
    Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/25 ..................        7,720,000        7,047,511


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)


                                                                                                 PRINCIPAL
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                               AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Massachusetts State Health and Educational Facilities Authority Revenue, (cont.)
    Dana-Farber Cancer Institute, Refunding, Series F, FGIC Insured, 6.00%, 12/01/15 ......     $ 1,000,000     $  1,008,580
    Lahey Clinic Medical Center, Series B, MBIA Insured, 5.375%, 7/01/23 ..................      26,730,000       24,057,000
    Massachusetts General Hospital, Refunding, Series F, AMBAC Insured, 6.00%, 7/01/15 ....       2,500,000        2,520,125
    Massachusetts General Hospital, Series F, AMBAC Insured, Pre-Refunded, 6.25%, 7/01/20 .       9,000,000        9,549,990
    McLean Hospital, Series C, FGIC Insured, Pre-Refunded, 6.625%, 7/01/15 ................       1,280,000        1,355,725
    Milton Hospital, Series B, MBIA Insured, 7.00%, 7/01/16 ...............................       2,400,000        2,458,464
    Mt. Auburn Hospital, Series B-1, MBIA Insured, 6.30%, 8/15/24 .........................       6,500,000        6,568,185
    New England Deaconess Hospitals, Series D, AMBAC Insured, Pre-Refunded, 6.875%, 4/01/22       1,895,000        2,010,008
    Newton-Wellesley Hospital, Series E, MBIA Insured, 6.00%, 7/01/18 .....................       1,300,000        1,297,010
    Newton-Wellesley Hospital, Series E, MBIA Insured, 6.00%, 7/01/25 .....................       6,750,000        6,654,285
    Northeastern University, Series D, AMBAC Insured, 7.125%, 10/01/10 ....................       1,250,000        1,292,013
    Northeastern University, Series E, MBIA Insured, 6.55%, 10/01/22 ......................       3,900,000        4,003,311
    Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 ...................       5,000,000        4,447,450
    Series I, MBIA Insured, 6.125%, 7/01/17 ...............................................         610,000          616,966
    Series I, MBIA Insured, Pre-refunded, 6.125%, 7/01/17 .................................         640,000          670,893
    Simmons College, Series C, MBIA Insured, 5.125%, 10/01/28 .............................       2,600,000        2,242,656
    Springfield College, AMBAC Insured, 5.00%, 10/15/27 ...................................       2,500,000        2,093,525
    Stonehill College, MBIA Insured, 6.55%, 7/01/12 .......................................         495,000          520,106
    Stonehill College, Series D, AMBAC Insured, Pre-Refunded, 7.65%, 7/01/10 ..............       1,025,000        1,057,093
    Stonehill College, Series D, AMBAC Insured, Pre-Refunded, 7.70%, 7/01/20 ..............         515,000          531,207
    Stonehill College, Series E, MBIA Insured, 6.60%, 7/01/20 .............................       1,550,000        1,612,310
    Stonehill College, Series E, MBIA Insured, Pre-Refunded, 6.55%, 7/01/12 ...............         395,000          417,724
    Stonehill College, Series E, MBIA Insured, Pre-Refunded, 6.60%, 7/01/20 ...............       1,450,000        1,534,999
    Stonehill College, Series F, AMBAC Insured, 5.75%, 7/01/26 ............................       1,690,000        1,629,937
    Suffolk University, Series B, Connie Lee Insured, 6.35%, 7/01/22 ......................       3,000,000        3,041,460
    Tufts University, FGIC Insured, 5.95%, 8/15/18 ........................................       5,000,000        5,005,600
    University Hospital, Series C, MBIA Insured, Pre-Refunded, 7.25%, 7/01/19 .............       1,500,000        1,544,535
    Wellesley College, Series F, 5.125%, 7/01/39 ..........................................       5,000,000        4,203,700
    Williams College, Series F, MBIA Insured, 5.50%, 7/01/26 ..............................       2,500,000        2,298,300
Massachusetts State HFA,
    Housing Revenue, SF, Series 53, MBIA Insured, 6.15%, 12/01/29 .........................       2,500,000        2,452,875
    Housing Revenue, SF, Series 57, MBIA Insured, 5.55%, 6/01/25 ..........................       4,835,000        4,399,415
    Housing Revenue, SFMR, Series 18, MBIA Insured, 7.35%, 12/01/16 .......................         895,000          919,953
    MFHR, Section 8 Assisted, Series A, GNMA Secured, ETM, 7.00%, 4/01/21 .................         430,000          474,449
Massachusetts State HFAR, SFHR, Series 59, AMBAC Insured, 5.50%, 12/01/30 ................        4,915,000        4,369,042
Massachusetts State Industrial Finance Agency Assisted Living Facility Revenue, Arbors at
  Taunton Project, GNMA Secured, 5.50%, 6/20/40 ...........................................       2,000,000        1,753,480
Massachusetts State Industrial Finance Agency Electrical Utility Revenue, Nantucket
  Electric Co., Series A, AMBAC Insured, 5.875%, 7/01/17 ..................................       4,000,000        3,984,560
Massachusetts State Industrial Finance Agency Revenue,
    Babson College, Series A, MBIA Insured, Pre-Refunded, 6.50%, 10/01/22 .................       3,105,000        3,291,797
    Combined Jewish Philanthropies, Refunding, Series A, AMBAC Insured, 6.375%, 2/01/15 ...       2,010,000        2,075,124
    Simons Rock College, AMBAC Insured, 5.50%, 6/01/17 ....................................       1,000,000          961,160
    Simons Rock College, AMBAC Insured, 5.50%, 6/01/27 ....................................       1,560,000        1,449,895
    St. Marks School Issue, MBIA Insured, 5.375%, 1/01/21 .................................       2,665,000        2,480,156
    Suffolk University, AMBAC Insured, 5.25%, 7/01/17 .....................................       3,510,000        3,259,456
    Suffolk University, AMBAC Insured, 5.25%, 7/01/27 .....................................       4,000,000        3,534,080
    Trustees Deerfield Academy, 5.25%, 10/01/27 ...........................................       2,800,000        2,483,488
    Western New England College, AMBAC Insured, 5.00%, 7/01/28 ............................       4,000,000        3,385,560
    WGBH Educational Foundation, Refunding, AMBAC Insured, 5.00%, 3/01/28 .................       4,000,000        3,387,960
    Worcester Polytechnic Institute, Refunding, MBIA Insured, 5.125%, 9/01/17 .............       3,720,000        3,438,582
    Worcester Polytechnic Institute, Refunding, Series II, MBIA Insured, 5.50%, 9/01/21 ...       3,500,000        3,306,310
    Worcester Polytechnic Institute, Refunding, Series II, MBIA Insured, 5.125%, 9/01/27 ..       4,000,000        3,460,440
Massachusetts State Port Authority Revenue,
    Series A, FGIC Insured, 7.50%, 7/01/20 ................................................       3,980,000        4,083,719
    Series A, FGIC Insured, Pre-Refunded, 7.50%, 7/01/20 ..................................       1,220,000        1,256,990
    Series A, FSA Insured, 5.125%, 7/01/17 ................................................       5,000,000        4,564,000


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)


                                                                                                 PRINCIPAL
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                               AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Massachusetts State Port Authority Revenue, (cont.)
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/19 ...................      $ 2,215,000     $  2,089,122
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/22 ...................        2,610,000        2,429,623
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/27 ...................        1,500,000        1,375,935
    Special Facilities, Bosfuel Project, MBIA Insured, 5.75%, 7/01/29 ....................        7,450,000        7,008,290
    Special Facilities, Bosfuel Project, MBIA Insured, 5.75%, 7/01/39 ....................        3,000,000        2,772,840
    US Airways Project, MBIA Insured, 6.00%, 9/01/21 .....................................        2,000,000        1,980,940
    US Airways Project, Series A, MBIA Insured, 5.875%, 9/01/23 ..........................        4,500,000        4,341,825
Massachusetts State Turnpike Authority Metropolitan Highway System Revenue, Series A, MBIA
    Insured, 5.00%, 1/01/37 ..............................................................       10,000,000        8,267,900
    sub. lien, Series B, MBIA Insured, 5.25%, 1/01/29 ....................................        5,000,000        4,416,200
    sub. lien, Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 ........................       10,000,000        8,448,200
Massachusetts State Water Pollution Abatement Trust Revenue, Massachusetts Water Revenue
    Authority Program, Refunding, Sub Series A, 5.75%, 8/01/29 ...........................        5,000,000        4,814,600
Massachusetts State Water Resources Authority Revenue, Refunding, Series B, MBIA Insured,
    5.00%, 3/01/22 .......................................................................        1,500,000        1,283,865
    (b)Series A, FGIC Insured, 5.75%, 8/01/39 ............................................        8,000,000        7,640,640
Melrose Municipal Purpose GO, MBIA Insured,
    6.00%, 8/15/11 .......................................................................          200,000          207,558
    6.05%, 8/15/12 .......................................................................          200,000          207,546
    6.10%, 8/15/13 .......................................................................          200,000          209,082
    6.10%, 8/15/14 .......................................................................          200,000          208,750
Millis School Project GO, Unlimited Tax, AMBAC Insured, 7.40%,
    5/01/06 ..............................................................................          270,000          276,421
    5/01/07 ..............................................................................          270,000          276,402
    5/01/08 ..............................................................................          270,000          276,434
Norfolk GO, AMBAC Insured, 6.00%,
    1/15/10 ..............................................................................          450,000          462,938
    1/15/11 ..............................................................................          425,000          437,584
    1/15/12 ..............................................................................          375,000          387,728
    1/15/13 ..............................................................................          300,000          310,962
North Andover Municipal Purpose GO, Limited Tax, MBIA Insured, 7.40%, 9/15/09 ............          300,000          312,567
North Attleborough GO, Limited Tax, AMBAC Insured, Pre-Refunded, 7.20%, 6/01/09 ..........          125,000          128,415
Plymouth County COP, Correctional Facility Project, AMBAC Insured, 5.00%, 4/01/22 ........        3,500,000        3,014,824
Puerto Rico HFC, SFMR, Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22 ..........           85,000           87,347
Salem GO, AMBAC Insured,
    6.70%, 8/15/05 .......................................................................          425,000          443,067
    6.80%, 8/15/07 .......................................................................          500,000          521,655
Somerville Housing Authority Revenue, Clarendon Hill, GNMA Secured, 7.95%, 11/20/30 ......        3,000,000        3,069,990
South Essex Sewer District GO,
    AMBAC Insured, 6.25%, 11/01/11 .......................................................          330,000          342,550
    Series B, MBIA Insured, Pre-Refunded, 7.00%, 6/01/24 .................................        2,800,000        3,067,064
Southbridge GO, AMBAC Insured, 6.375%, 1/01/12 ...........................................        2,375,000        2,478,811
Whately GO, AMBAC Insured,
    6.20%, 1/15/07 .......................................................................          215,000          222,824
    6.30%, 1/15/08 .......................................................................          215,000          223,280
    6.40%, 1/15/10 .......................................................................          200,000          208,308
Worcester GO, Refunding, Series E, MBIA Insured, 6.00%, 10/01/15 .........................        1,335,000        1,358,469
Worcester Municipal Purpose Loan, Refunding, Series A, AMBAC Insured, 5.25%, 8/01/16 .....        1,410,000        1,315,812
                                                                                                                ------------
TOTAL LONG TERM INVESTMENTS (COST $338,569,280) ..........................................                       330,799,599
                                                                                                                ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)


                                                                                                 PRINCIPAL
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                               AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------------
(a)SHORT TERM INVESTMENTS 2.2%
Massachusetts State Health and Educational Facilities Authority Revenue, Capital Assets
  Program, Series D, MBIA Insured, Daily VRDN and Put, 3.80%, 1/01/35 (COST $7,325,000)         $ 7,325,000     $  7,325,000
                                                                                                                ------------
TOTAL INVESTMENTS (COST $345,894,280) 101.3% ..........................................                          338,124,599
OTHER ASSETS, LESS LIABILITIES (1.3)% .................................................                           (4,341,184)
                                                                                                                ------------
NET ASSETS 100.0% .....................................................................                         $333,783,415
                                                                                                                ============


See glossary of terms on page 94.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS


FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

                                                                                     YEAR ENDED FEBRUARY 29,
                                                         ---------------------------------------------------------------------------
CLASS A                                                   2000(d)            1999          1998          1997             1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a)
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $    12.28       $    12.20    $    12.00    $    12.09       $    11.76
                                                        ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income ..............................          .60              .61           .63           .66              .68
 Net realized and unrealized gains (losses) .........         (.91)             .13           .34          (.09)             .34
                                                        ----------------------------------------------------------------------------
Total from investment operations ....................         (.31)             .74           .97           .57             1.02
                                                        ----------------------------------------------------------------------------
Less distributions from:
 Net investment income ..............................         (.60)            (.61)         (.63)         (.66)(e)         (.69)(f)
 In excess of net investment income .................           --               --          (.01)           --               --
 Net realized gains .................................           -- (g)         (.05)         (.13)           --               --
                                                        ----------------------------------------------------------------------------
Total distributions .................................         (.60)            (.66)         (.77)         (.66)            (.69)
                                                        ----------------------------------------------------------------------------
Net asset value, end of year ........................   $    11.37       $    12.28    $    12.20    $    12.00       $    12.09
                                                        ============================================================================

Total return(b) .....................................        (2.57)%           6.23%         8.37%         4.90%            8.86%

Ratios/supplemental data
Net assets, end of year (000's) .....................   $1,057,787       $1,161,345    $1,142,565    $1,111,537       $1,115,454
Ratios to average net assets:
 Expenses ...........................................          .63%             .63%          .63%          .62%             .62%
 Net investment income ..............................         5.10%            4.98%         5.24%         5.52%            5.65%
Portfolio turnover rate .............................        13.73%            7.37%        20.08%        30.03%            9.38%

CLASS B
-------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a)
(for a share outstanding throughout the period)
Net asset value, beginning of period ................   $    11.31
                                                        ----------

Income from investment operations:
 Net investment income ..............................          .05
 Net realized and unrealized gains ..................          .07
                                                        ----------
Total from investment operations ....................          .12
                                                        ----------
Less distributions from net investment income .......         (.05)
                                                        ----------
Net asset value, end of period ......................   $    11.38
                                                        ==========
Total return(b) .....................................         1.11%

Ratios/supplemental data
Net assets, end of period (000's) ...................   $      228
Ratio to average net assets:
 Expenses ...........................................         1.19%(c)
 Net investment income ..............................         4.88%(c)
Portfolio turnover rate .............................        13.73%

(a)  Based on average shares outstanding effective February 29, 2000.
(b) Total return does not reflect sales commissions or contingent deferred sales charges, and is not annualized for periods less than one year.
(c)  Annualized
(d) For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.
(e) Includes distributions in excess of net investment income in the amount of $.002.
(f) Includes distributions in excess of net investment income in the amount of $.001.
(g)  The fund made a capital gain distribution of $.0003.


FRANKLIN TAX-FREE TRUST
Financial Highlights (continued)

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND (CONT.)

                                                                                   YEAR ENDED FEBRUARY 29,
                                                          ----------------------------------------------------------------------
CLASS C                                                      2000           1999           1998           1997          1996(d)
                                                          ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE(a)
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $    12.36     $    12.27     $    12.07     $    12.14     $    11.77
                                                          ----------     ----------     ----------     ----------     ----------

Income from investment operations:
 Net investment income ................................          .54            .55            .57            .59            .51
 Net realized and unrealized gains (losses) ...........         (.92)           .13            .33           (.07)           .37
                                                          ----------     ----------     ----------     ----------     ----------
Total from investment operations ......................         (.38)           .68            .90            .52            .88
                                                          ----------     ----------     ----------     ----------     ----------
Less distributions from:
 Net investment income ................................         (.53)          (.54)          (.57)          (.59)          (.51)
 Net realized gains ...................................        -- (e)          (.05)          (.13)          --             --
                                                          ----------     ----------     ----------     ----------     ----------
Total distributions ...................................         (.53)          (.59)          (.70)          (.59)          (.51)
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, end of year ..........................   $    11.45     $    12.36     $    12.27     $    12.07     $    12.14
                                                          ==========     ==========     ==========     ==========     ==========

Total return(b) .......................................        (3.11)%         5.71%          7.70%          4.44%          7.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $   49,038     $   49,970     $   32,873     $   20,162     $    6,683
Ratios to average net assets:
 Expenses .............................................         1.19%          1.19%          1.20%          1.19%          1.20%(c)
 Net investment income ................................         4.54%          4.42%          4.67%          4.94%          5.03%(c)
Portfolio turnover rate ...............................        13.73%          7.37%         20.08%         30.03%          9.38%

(a) Based on average shares outstanding effective February 29, 2000.
(b) Total return does not reflect sales commissions or contingent deferred sales charges, and is not annualized for periods less than one year.
(c) Annualized
(d) For the period May 1, 1995 (effective date) to February 29, 1996 for Class
    C.
(e) The fund made a capital gain distribution of $.0003.



                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000

                                                                                                      PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                          AMOUNT               VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.8%
Allegan Public School, AMBAC Insured, Pre-Refunded, 5.75%, 5/01/22 .........................         $ 4,165,000         $ 4,305,194
Allendale Public School, MBIA Insured,
   5.875%, 5/01/14 .........................................................................           1,335,000           1,349,632
   School Building, Pre-Refunded, 6.00%, 5/01/24 ...........................................           3,750,000           3,928,200
Almont Community Schools, FGIC Insured, 5.50%, 5/01/26 .....................................           1,925,000           1,793,792
Alpena Public Schools GO, MBIA Insured, Pre-Refunded, 5.625%, 5/01/22 ......................           1,665,000           1,708,739
Anchor Bay GO, School Building and Site Project, Series I, FGIC Insured, 6.00%, 5/01/29 ....           2,000,000           1,991,620
Anchor Bay School District, MBIA Insured, Pre-Refunded, 5.50%, 5/01/26 .....................           7,380,000           7,519,261
Avondale School District, AMBAC Insured, Pre-Refunded, 5.75%, 5/01/22 ......................           4,000,000           4,134,640
Bath Community Schools GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/25 ......................           1,625,000           1,695,590
Battle Creek Downtown Development Authority, Refunding, MBIA Insured, 5.125%, 5/01/20 ......           4,500,000           4,008,870
Berkley City School District, FGIC Insured, Pre-Refunded, 6.00%, 1/01/19 ...................           2,125,000           2,227,999
Big Rapids Public School District, Building and Site, FGIC Insured, Pre-Refunded,
   5.625%, 5/01/25 .........................................................................           1,470,000           1,519,907
Brandon School District, FGIC Insured, Pre-Refunded, 5.875%,
   5/01/16 .................................................................................           5,540,000           5,795,782
   5/01/26 .................................................................................           7,000,000           7,323,190
Breitung Township School District GO,
   FSA Insured, Pre-Refunded, 7.20%, 5/01/19 ...............................................           6,000,000           6,030,300
   Refunding, MBIA Insured, 6.30%, 5/01/15 .................................................           2,935,000           3,017,708
Byron Center Public Schools,
   MBIA Insured, Pre-Refunded, 5.875%, 5/01/24 .............................................           5,115,000           5,346,147
   Refunding, MBIA Insured, 5.875%, 5/01/24 ................................................             135,000             132,679
Cadillac Area Public Schools GO, FGIC Insured,
   5.50%, 5/01/22 ..........................................................................           2,605,000           2,449,299
   Pre-Refunded, 5.50%, 5/01/22 ............................................................           2,770,000           2,823,350
Caledonia Community Schools,
   MBIA Insured, Pre-Refunded, 5.85%, 5/01/22 ..............................................           4,500,000           4,678,110
   Refunding, AMBAC Insured, 6.625%, 5/01/14 ...............................................           3,750,000           3,935,700
   Refunding, AMBAC Insured, 5.50%, 5/01/22 ................................................           1,500,000           1,410,345
Calumet, Laurium and Keweenaw Public Schools GO, FSA Insured, Pre-Refunded,
   5.875%, 5/01/20 .........................................................................             875,000             916,081
Cedar Springs Public School District, MBIA Insured, Pre-Refunded, 5.875%,
   5/01/19 .................................................................................           2,425,000           2,538,854
   5/01/24 .................................................................................           3,875,000           4,049,491
Central Michigan University Revenue, FGIC Insured,
   5.00%, 10/01/27 .........................................................................             500,000             420,015
   Pre-Refunded, 5.625%, 10/01/22 ..........................................................           2,500,000           2,575,025
Central Montcalm Public School GO, MBIA Insured, 6.00%, 5/01/29 ............................           1,400,000           1,394,134
Charlotte Public School District GO, FGIC Insured, 5.375%, 5/01/29 .........................           5,000,000           4,552,500
Chelsea School District, FGIC Insured, Pre-Refunded, 5.875%, 5/01/25 .......................           3,140,000           3,281,897
Chippewa County Hospital Financing Authority Revenue, Chippewa County War
   Memorial Hospital, Refunding, Series B,  5.625%, 11/01/14 ...............................             650,000             553,436
Coldwater Community Schools, MBIA Insured, Pre-Refunded,
   6.20%, 5/01/15 ..........................................................................           1,100,000           1,169,421
   6.30%, 5/01/23 ..........................................................................           1,700,000           1,813,611
De Witt Public Schools, AMBAC Insured, Pre-Refunded,
   5.70%, 5/01/21 ..........................................................................           6,905,000           7,116,984
   5.50%, 5/01/26 ..........................................................................           5,500,000           5,603,785
Dearborn EDC Hospital Revenue, Oakwood Obligation Group,
   Refunding, Series A, MBIA Insured, 5.25%, 8/15/21 .......................................           1,000,000             887,010
   Series A, FGIC Insured, 5.75%, 11/15/15 .................................................             100,000              98,468
   Series A, FGIC Insured, 5.875%, 11/15/25 ................................................             500,000             485,440
Detroit GO, City School District, Series A, AMBAC Insured, Pre-Refunded,
   5.70%, 5/01/25 ..........................................................................          14,000,000          14,620,900
Detroit Local Development Finance Authority, Refunding, Series A, 5.375%, 5/01/21 ..........             100,000              90,449
Detroit Sewage Disposal Revenue,
   Refunding, Series B, MBIA Insured, 5.25%, 7/01/21 .......................................          12,585,000          11,317,061
   Series A, MBIA Insured, 5.50%, 7/01/20 ..................................................             215,000             201,253
   Series A, MBIA Insured, 5.00%, 7/01/27 ..................................................          20,000,000          16,811,000

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                      PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                          AMOUNT               VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 Detroit Water Supply System Revenue,
    FGIC Insured, Pre-Refunded, 7.25%, 7/01/20 ...............................................        $ 3,500,000        $ 3,604,755
    Refunding, FGIC Insured, ETM, 6.25%, 7/01/12 .............................................          5,000,000          5,222,200
    Series A, MBIA Insured, 5.00%, 7/01/27 ...................................................          5,750,000          4,833,163
 Detroit/Wayne County Stadium Authority, FGIC Insured, 5.25%, 2/01/27 ........................          5,500,000          4,839,395
 Dexter Community Schools, Refunding, AMBAC Insured, 5.70%, 5/01/14 ..........................          1,050,000          1,052,226
 East Detroit School District GO, FGIC Insured,
    6.10%, 5/01/16 ...........................................................................          1,025,000          1,045,121
    Pre-Refunded, 6.10%, 5/01/16 .............................................................          4,975,000          5,263,152
(b) East Grand Rapids Public School District, FSA Insured, 6.00%, 5/01/29 ....................          4,775,000          4,754,993
 Eastern Michigan University Revenue,
    FGIC Insured, 5.50%, 6/01/27 .............................................................          9,100,000          8,412,131
    Refunding, AMBAC Insured, 6.375%, 6/01/14 ................................................          1,000,000          1,021,890
 Ecorse Public School District, FGIC Insured, 5.50%, 5/01/17 .................................          5,000,000          4,832,650
 Farmington Hills EDC Revenue, Botsford Continuing Care, Series A, MBIA Insured,
    5.75%, 2/15/25 ...........................................................................            100,000             94,927
 Farmington Hills Hospital Finance Authority Revenue, Botsford General Hospital,
 Refunding, Series A, MBIA Insured, Pre-Refunded,  7.10%, 2/15/14 ............................         10,140,000         10,600,863
 Ferndale School District GO,
    FGIC Insured, 5.50%, 5/01/22 .............................................................          4,525,000          4,254,541
    Refunding, FGIC Insured, 5.375%, 5/01/21 .................................................          4,185,000          3,864,052
 Ferris State College Revenue, AMBAC Insured, Pre-Refunded,
    6.15%, 10/01/14 ..........................................................................          1,000,000          1,059,710
    6.25%, 10/01/19 ..........................................................................          1,000,000          1,062,960
 Ferris State University Revenue, AMBAC Insured, Pre-Refunded,
    5.75%, 10/01/17 ..........................................................................          2,500,000          2,600,825
    5.85%, 10/01/22 ..........................................................................          2,500,000          2,615,475
    5.90%, 10/01/26 ..........................................................................          6,840,000          7,176,049
 Fowlerville Community School District, MBIA Insured, Pre-Refunded, 5.60%, 5/01/21 ...........          2,000,000          2,049,580
 Gladstone Area Public Schools GO, AMBAC Insured,
    5.50%, 5/01/26 ...........................................................................            695,000            647,629
    Pre-Refunded, 5.50%, 5/01/26 .............................................................            805,000            820,190
 Gogebic-Iron Wastewater Authority Wastewater Treatment System Revenue,
    Refunding, MBIA Insured, 5.95%, 1/01/15 ..................................................          1,015,000          1,025,485
 Grand Haven Area Public Schools GO,
    MBIA Insured, Pre-Refunded, 6.05%, 5/01/14 ...............................................          4,540,000          4,778,305
    Refunding, MBIA Insured, 6.05%, 5/01/14 ..................................................            460,000            468,919
 Grand Ledge Public School District GO,
    MBIA Insured, Pre-Refunded, 6.60%, 5/01/24 ...............................................         10,000,000         10,779,900
    Refunding, MBIA Insured, 5.375%, 5/01/24 .................................................         12,605,000         11,545,676
 Grand Rapids Downtown Development Authority Tax Increment Revenue,
MBIA Insured, 6.875%, 6/01/24 ................................................................          7,500,000          7,933,725
 Grand Traverse County Building Authority GO, AMBAC Insured,
 Pre-Refunded, 5.75%, 9/01/15 ................................................................          1,700,000          1,761,812
 Grand Traverse County Hospital Revenue, Munson Healthcare, Series A, AMBAC Insured,
    6.25%, 7/01/12 ...........................................................................            815,000            841,659
    6.25%, 7/01/22 ...........................................................................          2,395,000          2,406,424
    Pre-Refunded, 6.25%, 7/01/12 .............................................................          1,685,000          1,769,772
    Pre-Refunded, 6.25%, 7/01/22 .............................................................          5,505,000          5,781,957
 Greenville Public School Building GO, MBIA Insured, Pre-Refunded, 5.75%, 5/01/19 ............          2,010,000          2,086,822
 Grosse-Ile Township School District GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22 ..........          5,250,000          5,504,415
 Hamilton Community School District GO, Refunding, FGIC Insured, 5.00%, 5/01/24 ..............          2,000,000          1,709,540
 Hancock Hospital Finance Authority Revenue, Portage Health, MBIA Insured, 5.45%, 8/01/47 ....          4,400,000          3,855,104
 Harrison Community Schools GO, AMBAC Insured, Pre-Refunded, 6.25%, 5/01/13 ..................          4,715,000          5,021,334
 Haslett Public School District GO,
    FSA Insured, Pre-Refunded, 7.50%, 5/01/20 ................................................          4,000,000          4,061,840
    MBIA Insured, Pre-Refunded, 5.70%, 5/01/26 ...............................................          3,900,000          4,019,730
    Refunding, FSA Insured, 6.625%, 5/01/19 ..................................................          3,875,000          4,055,498
Hastings School District GO, FGIC Insured, Pre-Refunded, 5.625%, 5/01/15 .....................          1,000,000          1,033,951
Holland School District GO, Refunding, AMBAC Insured, 6.375%, 5/01/10 ........................          2,000,000          2,076,140
Holly Area School District GO, FGIC Insured, Pre-Refunded, 5.625%, 5/01/25 ...................          7,150,000          7,392,743

                                                                                                      PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                          AMOUNT               VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 Hopkins Public Schools GO, FGIC Insured, Pre-Refunded,
    5.70%, 5/01/21 .......................................................................          $ 4,000,000          $ 4,122,801
    5.50%, 5/01/26 .......................................................................            1,000,000            1,018,870
 Houghton-Portage Township School District GO, Refunding, AMBAC Insured,
    6.00%, 5/01/14 .......................................................................            2,000,000            2,032,120
 Howell Public Schools GO,
    MBIA Insured, 5.875%, 5/01/22 ........................................................            2,000,000            1,971,800
    MBIA Insured, 6.00%, 5/01/25 .........................................................            1,600,000            1,595,728
 Hudsonville Public Schools GO, Series B, FGIC Insured, Pre-Refunded,
    6.05%, 5/01/19 .......................................................................            2,000,000            2,115,080
    6.10%, 5/01/24 .......................................................................            2,000,000            2,118,800
 Huron Valley School District GO,
    FGIC Insured, Pre-Refunded, 5.875%, 5/01/16 ..........................................              100,000              104,106
    FGIC Insured, Pre-Refunded, 5.75%, 5/01/22 ...........................................            2,450,000            2,532,467
    Refunding, FGIC Insured, 6.125%, 5/01/20 .............................................           11,535,000           11,622,435
 Jenison Public Schools GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/16 ...................              130,000              135,153
 Kalamazoo Hospital Finance Authority Hospital Facility Revenue,
    Borgess Medical Center, Series A, AMBAC Insured, 5.625%, 6/01/14 .....................            3,805,000            3,780,686
    Bronson Methodist Hospital, Refunding and Improvement, MBIA Insured,
    5.875%, 5/15/26 ......................................................................           26,165,000           25,297,630
    Bronson Methodist Hospital, Refunding and Improvement,
    Series A, MBIA Insured, Pre-Refunded, 6.25%, 5/15/12 .................................            5,000,000            5,293,600
    Bronson Methodist Hospital, Refunding and Improvement, Series A,
    MBIA Insured, Pre-Refunded, 6.375%, 5/15/17 ..........................................            2,460,000            2,613,455
    Bronson Methodist Hospital, Refunding, MBIA Insured, 5.25%, 5/15/18 ..................              250,000              229,123
    Bronson Methodist Hospital, Refunding, MBIA Insured, 5.50%, 5/15/28 ..................           14,500,000           13,118,440
 Kelloggsville Public School District GO, FGIC Insured, Pre-Refunded,
    5.75%, 5/01/13 .......................................................................            1,000,000            1,039,500
 Kenowa Hills Public Schools, MBIA Insured, 5.875%,
    5/01/21 ..............................................................................            1,510,000            1,492,756
    5/01/26 ..............................................................................            9,000,000            8,828,280
 Kent County Building Authority GO, 5.00%, 6/01/26 .......................................           21,885,000           18,777,330
 Kent Hospital Finance Authority Health Care Revenue, Butterworth Health System,
    Series A, MBIA Insured, Pre-Refunded, 5.625%, 1/15/26 ................................           15,500,000           16,073,655
 Lake Orion Community School District GO, Refunding, AMBAC Insured, 5.50%, 5/01/20 .......            2,200,000            2,086,920
 Lake Shore Public Schools GO, Macomb County, FSA Insured, 5.50%,
    5/01/17 ..............................................................................            4,000,000            3,866,120
    5/01/20 ..............................................................................            2,000,000            1,897,200
 Lake Superior State University Revenue, AMBAC Insured, Pre-Refunded, 6.375%,
    11/15/15 .............................................................................            1,500,000            1,613,010
 Lakeshore Public Schools GO, Berrien County, MBIA Insured, 5.70%, 5/01/22 ...............            3,000,000            2,893,740
 Lakeview Community Schools GO,
    FGIC Insured, Pre-Refunded, 5.75%, 5/01/16 ...........................................              100,000              103,366
    Refunding, MBIA Insured, 6.75%, 5/01/13 ..............................................            1,500,000            1,560,570
 Lakewood Public Schools GO, MBIA Insured,
    5.375%, 5/01/20 ......................................................................            3,300,000            3,082,266
    5.75%, 5/01/22 .......................................................................              800,000              776,536
 Lansing Building Authority, Refunding, MBIA Insured, 5.60%, 6/01/19 .....................            1,470,000            1,396,838
 Lenawee County Hospital Finance Authority Hospital Revenue, Lenawee Health
    Alliance, Refunding, Series A, AMBAC Insured, 5.20%, 7/01/19 .........................            2,115,000            1,902,675
 Leslie Public Schools GO, Ingham and Jackson Counties, AMBAC Insured,
    Pre-Refunded, 6.00%, 5/01/25 .........................................................            3,500,000            3,677,835
 Lincoln Consolidated School District GO,
    FGIC Insured, Pre-Refunded, 5.85%, 5/01/21 ...........................................              130,000              136,513
    FSA Insured, 5.00%, 5/01/28 ..........................................................            1,000,000              845,510
    Refunding, FGIC Insured, 5.85%, 5/01/21 ..............................................               10,000                9,856
 Lincoln Park School District,
    FGIC Insured, Pre-Refunded, 5.85%, 5/01/15 ...........................................            2,885,000            3,014,421
    FGIC Insured, Pre-Refunded, 5.90%, 5/01/26 ...........................................            6,050,000            6,337,254
    Refunding, FGIC Insured, 5.00%, 5/01/26 ..............................................              400,000              340,912
 Marquette City Hospital Finance Authority Revenue, Marquette General Hospital,
    Refunding, Series D, FSA Insured,
    5.875%, 4/01/11 ......................................................................            4,525,000            4,595,907
    6.10%, 4/01/19 .......................................................................            5,225,000            5,244,489
 Marysville Public School District, MBIA Insured, Pre-Refunded, 5.75%, 5/01/22 ...........            1,100,000            1,142,042
 Mason Public School District GO, FGIC Insured, 5.40%, 5/01/21 ...........................            1,400,000            1,304,702

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)


                                                                                                      PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                          AMOUNT               VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 Menominee Area Public School District GO, Refunding, AMBAC Insured, 6.00%,
    5/01/20 ..............................................................................          $ 2,675,000          $ 2,681,795
 Merrill Community School District GO, FGIC Insured, 5.60%, 5/01/26 ......................            4,000,000            4,099,160
 Michigan Higher Education Student Loan Authority Revenue, Series XIII-A,
    MBIA Insured,
    7.40%, 10/01/04 ......................................................................            1,360,000            1,397,318
    7.55%, 10/01/08 ......................................................................              610,000              626,232
 Michigan Municipal Board Authority Revenue,
    AMBAC Insured, 6.80%, 11/01/23 .......................................................              280,000              296,369
    Series G, AMBAC Insured, Pre-Refunded, 6.80%, 11/01/23 ...............................              545,000              595,380
 Michigan Municipal Bond Authority Revenue,
    Local Government Loan Program Revenue Sharing, 5.20%, 11/01/19 .......................              330,000              292,426
    Local Government Loan Program, Series C, MBIA Insured, 6.00%, 11/01/10 ...............            3,790,000            3,916,586
    Series B, AMBAC Insured, 6.75%, 11/01/14 .............................................            1,010,000            1,079,458
    Series B, AMBAC Insured, 6.80%, 11/01/14 .............................................            1,135,000            1,215,369
    Series G, AMBAC Insured, Pre-Refunded, 6.75%, 11/01/14 ...............................            5,480,000            5,975,282
    Series G, AMBAC Insured, Pre-Refunded, 6.80%, 11/01/14 ...............................              515,000              562,607
 Michigan State Building Authority Revenue,
    Facilities Program, Refunding, Series 1, 4.75%, 10/15/21 .............................              500,000              414,790
    Refunding, Series I, AMBAC Insured, 6.25%, 10/01/20 ..................................            1,500,000            1,512,780
    Series II, MBIA Insured, 6.25%, 10/01/20 .............................................            4,645,000            4,684,575
    Series II, MBIA Insured, ETM, 7.40%, 4/01/01 .........................................            2,140,000            2,156,264
 Michigan State Comprehensive Transportation Revenue, Series A, MBIA Insured,
    5.50%, 5/15/22 .......................................................................            4,500,000            4,189,005
 Michigan State HDA,
    Rental Housing Revenue, Series A, AMBAC Insured, 6.00%, 4/01/16 ......................              200,000              200,974
    SFMR, Refunding, Series B, 6.20%, 6/01/27 ............................................               70,000               69,446
    SFMR, Refunding, Series E, 6.20%, 12/01/27 ...........................................              295,000              291,882
    SFMR, Series A, AMBAC Insured, 5.95%, 6/01/17 ........................................            2,500,000            2,452,225
    SFMR, Series D, 5.95%, 12/01/16 ......................................................              250,000              250,143
 Michigan State Hospital Finance Authority Revenue,
    Ascension Health Credit, Refunding, Series A, MBIA Insured, 6.125%, 11/15/23 .........           15,175,000           15,145,105
    Crittenton Hospital, Series A, FGIC Insured, 6.75%, 3/01/20 ..........................            1,750,000            1,774,973
    Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC Insured,
    5.50%, 8/15/24 .......................................................................           15,000,000           13,616,550
    Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC Insured,
    5.25%, 8/15/27 .......................................................................           10,000,000            8,695,100
    Henry Ford Health, Refunding, Series A, 5.25%, 11/15/25 ..............................            5,000,000            4,043,250
    Holland Community Hospital, AMBAC Insured, 5.625%, 1/01/28 ...........................            3,000,000            2,783,580
    Mercy Health Services, Refunding, Series T, MBIA Insured, 5.75%, 8/15/15 .............           10,525,000           10,365,967
    Mercy Health Services, Series Q, AMBAC Insured, 5.375%, 8/15/26 ......................           12,090,000           10,786,456
    Mercy Health Services, Series R, AMBAC Insured, 5.375%, 8/15/16 ......................            1,500,000            1,408,740
    Mercy Health Services, Series R, AMBAC Insured, 5.375%, 8/15/26 ......................            1,750,000            1,561,315
    Mercy Health Services, Series U, 5.75%, 8/15/26 ......................................              300,000              270,702
    Mercy Health Services, Series W, FSA Insured, 5.25%, 8/15/27 .........................            8,605,000            7,482,134
    Mercy Health Services-X, Refunding, MBIA Insured, 6.00%, 8/15/34 .....................           11,000,000           10,597,290
    Mercy Mount Clemens Corp., Refunding, Series A, MBIA Insured, 5.75%, 5/15/29 .........            4,890,000            4,587,994
    Mid Michigan Obligation Group, Refunding, Series A, FSA Insured, 5.375%, 6/01/27 .....            7,500,000            6,672,375
    Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.125%, 8/15/25 ..........           10,375,000            8,862,014
    Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.00%, 8/15/26 ...........              500,000              420,185
    Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.00%, 8/15/31 ...........            7,050,000            5,785,371
    Presbyterian Villages Obligation Group, 6.375%, 1/01/15 ..............................              225,000              206,118
    Presbyterian Villages Obligation Group, 6.375%, 1/01/25 ..............................            1,250,000            1,103,913
    Sparrow Obligation Group, MBIA Insured, 5.90%, 11/15/26 ..............................              100,000               96,986
    Sparrow Obligation Group, Refunding, MBIA Insured, 6.50%, 11/15/11 ...................            1,500,000            1,555,695
    St. John's Hospital, Refunding, Series A, AMBAC Insured, 6.00%, 5/15/13 ..............            3,445,000            3,535,741
    St. John's Hospital, Refunding, Series A, AMBAC Insured, 6.25%, 5/15/14 ..............            9,545,000           10,000,010
    St. John's Hospital, Refunding, Series A, AMBAC Insured, 5.125%, 5/15/17 .............           14,500,000           13,279,970
 Michigan State Strategic Fund Limited Obligation Revenue,
    Detroit Edison Co., Pollution Project, Refunding, FGIC Insured, 6.875%, 12/01/21 .....           20,000,000           20,779,200
    Detroit Edison Co., Pollution Project, Refunding, Series AA, FGIC Insured,
    6.95%, 5/01/11 .......................................................................            5,000,000            5,629,450
    Detroit Edison Co., Pollution Project, Refunding, Series BB, AMBAC Insured,
    7.00%, 5/01/21 .......................................................................            3,000,000            3,387,720
    Detroit Edison Co., Pollution Project, Refunding, Series BB, MBIA Insured,
    6.05%, 10/01/23 ......................................................................            1,285,000            1,285,527

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                      PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                          AMOUNT               VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 Michigan State Strategic Fund Limited Obligation Revenue, (cont.)
    Detroit Edison Co., Pollution Project, Refunding, Series BB, MBIA Insured,
    6.20%, 8/15/25 .......................................................................          $10,250,000          $10,340,713
    Detroit Edison Co., Pollution Project, Refunding, Series CC, FGIC Insured,
    6.95%, 9/01/21 .......................................................................            5,540,000            5,747,805
    Detroit Edison Co., Pollution Project, Refunding, Series CC, MBIA Insured,
    6.05%, 10/01/23 ......................................................................            5,825,000            5,827,388
    Hope Network Project, Refunding, Series B, 5.125%, 9/01/13 ...........................              600,000              559,260
    Worthington Armstrong Venture, 5.75%, 10/01/22 .......................................              350,000              314,930
 Michigan State Trunk Line,
    Refunding, Series B, AMBAC Insured, 5.50%, 10/01/21 ..................................            1,400,000            1,315,832
    Refunding, Series B, MBIA Insured, 5.50%, 10/01/21 ...................................            4,500,000            4,229,460
    Series A, FGIC Insured, 5.50%, 10/01/21 ..............................................            1,475,000            1,386,323
    Series A, FGIC Insured, Pre-Refunded, 5.625%, 11/01/20 ...............................            2,765,000            2,860,918
    Series A, FGIC Insured, Pre-Refunded, 5.80%, 11/15/24 ................................            6,000,000            6,309,000
    Series A, FGIC Insured, Pre-Refunded, 5.625%, 11/01/26 ...............................            8,990,000            9,301,863
 Monroe County PCR, Detroit Edison Co.,
    Series 1, MBIA Insured, 6.875%, 9/01/22 ..............................................            4,000,000            4,175,480
    Series 1-B, MBIA Insured, 6.55%, 9/01/24 .............................................            4,000,000            4,131,840
    Series CC, MBIA Insured, 6.55%, 6/01/24 ..............................................            1,150,000            1,186,294
 Morley-Stanwood Community Schools, Building and Site, FGIC Insured,
    Pre-Refunded, 5.625%, 5/01/21 ........................................................            2,000,000            2,067,900
 Muskegon Public Schools GO, Series 95, FGIC Insured, 5.25%,
    5/01/18 ..............................................................................            1,900,000            1,761,338
    5/01/21 ..............................................................................            2,000,000            1,816,940
 Northview Public School District GO,
    MBIA Insured, 5.80%, 5/01/21 .........................................................              235,000              230,213
    MBIA Insured, Pre-Refunded, 5.80%, 5/01/21 ...........................................            4,265,000            4,445,196
    Refunding, FGIC Insured, 5.00%, 5/01/21 ..............................................            3,450,000            2,986,458
 Novi Community School District GO,
    Building and Site, FGIC Insured, 5.30%, 5/01/21 ......................................            1,960,000            1,803,220
    FGIC Insured, Pre-Refunded, 6.125%, 5/01/18 ..........................................            4,750,000            5,009,683
 Oakland County EDC, Limited Obligation Revenue, Cranbrook Educational
    Community, Refunding, 5.00%, 11/01/17 ................................................              500,000              442,460
 Oakland, Washtenaw, etc. Counties Community College District, AMBAC Insured,
    6.65%, 5/01/11 .......................................................................            3,500,000            3,695,790
 Oakridge Public Schools GO, FSA Insured,
    5.00%, 5/01/23 .......................................................................              500,000              429,275
    5.125%, 5/01/28 ......................................................................              500,000              431,470
 Paw Paw Public School District, Building and Site, FGIC Insured, Pre-Refunded,
    5.625%, 5/01/25 ......................................................................            3,500,000            3,591,770
 Pinckney Community Schools, Livingston and Washtenaw Counties, FGIC Insured,
    5.50%, 5/01/27 .......................................................................           10,700,000            9,945,864
 Plymouth-Canton Community School District,
    Refunding, AMBAC Insured, 5.50%, 5/01/13 .............................................            4,000,000            3,977,480
    Series C, FGIC Insured, Pre-Refunded, 6.50%, 5/01/16 .................................            3,500,000            3,688,825
    Series C, MBIA Insured, Pre-Refunded, 6.50%, 5/01/16 .................................            3,000,000            3,161,850
 Port Huron School District,
    FSA Insured, Pre-Refunded, 7.25%, 5/01/15 ............................................            5,500,000            5,637,500
    Refunding, AMBAC Insured, 6.00%, 5/01/12 .............................................            4,500,000            4,592,340
 Portage Lake Water and Sewer Authority GO, Refunding, AMBAC Insured,
    6.10%, 10/01/14 ......................................................................              770,000              791,075
    6.20%, 10/01/20 ......................................................................              670,000              680,465
 Portage Public Schools GO, MBIA Insured, Pre-Refunded, 5.625%, 5/01/19 ..................            2,750,000            2,848,670
 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A,
    FSA Insured, ETM, 8.75%, 7/01/00 .....................................................              500,000              507,835
    Pre-Refunded, 9.00%, 7/01/09 .........................................................            2,500,000            2,858,525
 Puerto Rico Commonwealth GO, Public Improvement, MBIA Insured, 6.75%, 7/01/06 ...........              830,000              840,400
 Puerto Rico Electric Power Authority Revenue, Refunding, Series U, FSA Insured,
    6.00%, 7/01/14 .......................................................................            3,400,000            3,500,470
 Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23 .........            1,290,000            1,324,224
 Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 ..............            8,700,000            9,078,363
 Redford USD, GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22 .............................           14,090,000           14,832,543
 Rockford Public Schools GO, Refunding,
    AMBAC Insured, 5.875%, 5/01/19 .......................................................            3,900,000            3,884,088
    FGIC Insured, 5.25%, 5/01/22 .........................................................            1,250,000            1,119,275
    FGIC Insured, 5.25%, 5/01/27 .........................................................            3,000,000            2,649,810

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)


                                                                                                      PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                          AMOUNT               VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Rockford Public Schools GO, Refunding, (cont.)
   FSA Insured, 5.875%, 5/01/19 ..........................................................          $ 3,150,000          $ 3,137,148
   MBIA Insured, 5.875%, 5/01/12 .........................................................            1,850,000            1,876,696
   MBIA Insured, 5.875%, 5/01/19 .........................................................            1,925,000            1,917,146
Romulus Community Schools GO, Refunding, FGIC Insured, 5.75%,
   5/01/13 ...............................................................................              690,000              695,444
   5/01/17 ...............................................................................            1,200,000            1,192,140
   5/01/22 ...............................................................................            5,435,000            5,275,591
Royal Oak Hospital Finance Authority Revenue, Refunding, MBIA Insured, 6.25%, 1/01/19 ....            5,000,000            5,034,900
Saginaw Hospital Finance Authority Revenue,
   Covenant Medical Center, Refunding, Series E, MBIA Insured, 5.375%, 7/01/19 ...........            4,850,000            4,463,892
   Covenant Medical Center, Refunding, Series E, MBIA Insured, 5.50%, 7/01/24 ............            2,750,000            2,496,753
   St. Luke's Hospital Project, Refunding, Series C, MBIA Insured, 6.875%, 7/01/14 .......            5,325,000            5,516,753
   St. Luke's Hospital Project, Refunding, Series C, MBIA Insured, 6.75%, 7/01/17 ........            2,000,000            2,057,760
   St. Luke's Hospital Project, Refunding, Series C, MBIA Insured, 6.00%, 7/01/21 ........            3,875,000            3,828,733
   St. Luke's Hospital Project, Refunding, Series D, MBIA Insured, 6.50%, 7/01/11 ........            1,000,000            1,043,610
Saginaw Valley State University Revenue, AMBAC Insured, 5.25%, 7/01/19 ...................            2,540,000            2,342,642
Schoolcraft Community School District GO, FGIC Insured, Pre-Refunded,
   5.75%, 5/01/21 ........................................................................            3,575,000            3,695,335
   5.375%, 5/01/26 .......................................................................            1,000,000            1,011,470
South Redford School District GO, FGIC Insured,
   5.50%, 5/01/22 ........................................................................            3,155,000            2,966,426
   Pre-Refunded, 5.50%, 5/01/22 ..........................................................            1,455,000            1,482,456
St. Clair County Building Authority GO, MBIA Insured, 5.25%,
   4/01/18 ...............................................................................            2,065,000            1,914,751
   4/01/21 ...............................................................................            2,400,000            2,167,896
St. Clair County EDC, PCR, Detroit Edison Co., Refunding,
   Series AA, AMBAC Insured, 6.40%, 8/01/24 ..............................................           10,000,000           10,313,500
   Series DD, AMBAC Insured, 6.05%, 8/01/24 ..............................................            7,745,000            7,747,478
Sturgis Public School District, MBIA Insured, Pre-Refunded, 6.10%, 5/01/18 ...............            1,000,000            1,049,640
Thornapple Kellogg School District, FGIC Insured, 5.375%, 5/01/22 ........................            1,960,000            1,801,750
Three Rivers Community Schools, Building and Site, MBIA Insured, Pre-Refunded,
   6.00%, 5/01/23 ........................................................................            2,400,000            2,526,480
Traverse City Area Public Schools GO, Building and Site, Series I, MBIA Insured,
   Pre-Refunded, 5.70%, 5/01/20 ..........................................................            4,550,000            4,719,806
University of Michigan Revenues, Medical Service Plan, MBIA Insured, Pre-Refunded,
   6.50%, 12/01/21 .......................................................................            2,365,000            2,480,932
Vicksburg Community Schools GO, Refunding, MBIA Insured, 5.625%,
   5/01/12 ...............................................................................            2,175,000            2,188,833
   5/01/20 ...............................................................................            1,000,000              963,170
Walled Lake Consolidated School District GO, Refunding, MBIA Insured, 5.50%, 5/01/22 .....            3,000,000            2,820,690
Wayland USD, GO, FGIC Insured, Pre-Refunded, 6.75%, 5/01/24 ..............................            2,000,000            2,169,020
Wayne Charter County Airport Revenue, Detroit Metropolitan Wayne County,
   Series A, MBIA Insured, 5.25%, 12/01/18 ...............................................            5,500,000            4,925,030
   Series A, MBIA Insured, 5.00%, 12/01/22 ...............................................           10,100,000            8,555,609
   sub. lien, Refunding, Series C, MBIA Insured, 5.25%, 12/01/21 .........................            1,000,000              903,850
   sub. lien, Series B, MBIA Insured, 6.875%, 12/01/11 ...................................              300,000              313,884
   sub. lien, Series B, MBIA Insured, 6.75%, 12/01/21 ....................................            2,000,000            2,072,120
Wayne County Airport Revenue, sub. lien, Series B, AMBAC Insured, 6.00%, 12/01/20 ........           10,585,000           10,558,961
Wayne-Westland Community Schools GO, Refunding, FGIC Insured, 6.10%, 5/01/13 .............            2,275,000            2,335,993
West Ottawa Public School District GO,
   FGIC Insured, 5.60%, 5/01/21 ..........................................................            2,355,000            2,250,862
   FGIC Insured, 5.60%, 5/01/26 ..........................................................           12,100,000           11,433,653
   Refunding, FGIC Insured, 6.00%, 5/01/20 ...............................................            6,630,000            6,643,857
Western School District GO, Refunding, MBIA Insured, 5.50%, 5/01/20 ......................            1,660,000            1,574,676
Western Townships Utilities Authority GO, Sewer Disposal System, Refunding,
   FSA Insured,
   6.75%, 1/01/15 ........................................................................           18,710,000           19,230,699
   6.50%, 1/01/19 ........................................................................            4,915,000            5,024,605
Williamston Community School District GO, Building and Site, MBIA Insured,
   5.375%, 5/01/15 .......................................................................            4,900,000            4,729,725
Williamston County GO, Refunding, AMBAC Insured, 6.90%, 11/01/17 .........................            1,800,000            1,890,108
Wyandotte City School District GO, Refunding, FSA Insured, 5.625%, 5/01/13 ...............            1,800,000            1,805,040

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)


                                                                                                      PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                          AMOUNT               VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 Wyandotte Electric Revenue, Refunding, MBIA Insured, 6.25%, 10/01/17 ..............          $    9,980,000          $   10,157,744
 Yale Public Schools District GO, AMBAC Insured,
    5.375%, 5/01/17 ................................................................               2,000,000               1,906,120
    5.50%, 5/01/19 .................................................................               1,500,000               1,429,890
 Ypsilanti School District GO,
    FGIC Insured, Pre-Refunded, 5.75%, 5/01/20 .....................................               4,700,000               4,858,202
    Refunding, FGIC Insured, 5.375%, 5/01/26 .......................................               6,750,000               6,138,248
 Zeeland Public Schools GO,
    FGIC Insured, 5.375%, 5/01/25 ..................................................               6,040,000               5,457,442
    Series B, MBIA Insured, Pre-Refunded, 6.10%, 5/01/24 ...........................               4,000,000               4,237,588
                                                                                                                      --------------
    TOTAL LONG TERM INVESTMENTS (COST $1,094,779,090) ..............................                                   1,093,335,259
                                                                                                                      --------------
(a) SHORT TERM INVESTMENTS
 Flint Hospital Building Authority Revenue, Hurley Medical Center, Series B,
    Weekly VRDN and Put, 3.85%, 7/01/15 (COST $200,000) ............................                 200,000                 200,000
                                                                                                                      --------------
 TOTAL INVESTMENTS (COST $1,094,979,090) 98.8% .....................................                                   1,093,535,259
 OTHER ASSETS, LESS LIABILITIES 1.2% ...............................................                                      13,517,398
                                                                                                                      --------------
 NET ASSETS 100.0% .................................................................                                  $1,107,052,657
                                                                                                                      ==============

See glossary of terms on page 94.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

                                                                                  Year Ended February 29,
Class A                                                          2000        1999         1998         1997        1996(d)
-------                                                          ----        ----         ----         ----        -----
PER SHARE OPERATING PERFORMANCE(a)
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................     $12.14      $12.16       $12.01       $12.14      $11.88
                                                                 --------------------------------------------------------
Income from investment operations:
 Net investment income .....................................        .59         .61          .64          .65         .67
 Net realized and unrealized gains (losses) ................       (.99)        .01          .25         (.12)        .27
                                                                 --------------------------------------------------------
Total from investment operations ...........................       (.40)        .62          .89          .53         .94
                                                                 --------------------------------------------------------
Less distributions from:
 Net investment income .....................................       (.59)(e)    (.62)(g)     (.64)        (.66)       (.68)
 Net realized gains ........................................       (.02)       (.02)        (.10)          --          --
                                                                 --------------------------------------------------------
Total distributions ........................................       (.61)       (.64)        (.74)        (.66)       (.68)
                                                                 --------------------------------------------------------
Net asset value, end of year ...............................     $11.13      $12.14       $12.16       $12.01      $12.14
                                                                 ========================================================
Total return(b) ............................................      (3.30)%      5.18%        7.60%        4.54%       8.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $451,142    $515,174     $495,315     $482,128    $492,139
Ratios to average net assets:
 Expenses ..................................................        .66%        .67%         .65%         .66%        .66%
 Net investment income .....................................       5.05%       5.01%        5.29%        5.47%       5.58%
Portfolio turnover rate ....................................      15.79%      16.25%       14.87%       14.40%      17.72%

CLASS C
-------
PER SHARE OPERATING PERFORMANCE(a)
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................     $12.19      $12.21       $12.05       $12.17      $11.89
                                                                 --------------------------------------------------------
Income from investment operations:
 Net investment income .....................................        .52         .54          .57          .59         .50
 Net realized and unrealized gains (losses) ................       (.98)        .01          .26         (.12)        .28
                                                                 --------------------------------------------------------
Total from investment operations ...........................       (.46)        .55          .83          .47         .78
                                                                 --------------------------------------------------------
Less distributions from:
 Net investment income .....................................       (.53)(f)    (.55)(g)     (.57)        (.59)       (.50)
 Net realized gains ........................................       (.02)       (.02)        (.10)          --          --
                                                                 --------------------------------------------------------
Total distributions ........................................       (.55)       (.57)        (.67)        (.59)       (.50)
                                                                 --------------------------------------------------------
Net asset value, end of year ...............................     $11.18      $12.19       $12.21       $12.05      $12.17
                                                                 ========================================================
Total return(b) ............................................      (3.84)%      4.58%        7.04%        3.98%       6.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................    $21,828     $20,896      $10,131       $4,844      $1,152
Ratios to average net assets:
 Expenses ..................................................       1.22%       1.23%        1.22%        1.23%       1.25%(c)
 Net investment income .....................................       4.50%       4.44%        4.72%        4.87%       4.94%(c)
Portfolio turnover rate ....................................      15.79%      16.25%       14.87%       14.40%      17.72%


(a)Based on average shares outstanding effective February 29, 2000.

(b)Total return does not reflect sales commissions or contingent deferred sales charges, and is not annualized for periods less than one year.

(c)Annualized

(d)For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.

(e)Includes distributions in excess of net investment income in the amount of $.008.

(f)Includes distributions in excess of net investment income in the amount of $.007.

(g)Includes distributions in excess of net investment income in the amount of $.001.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000

                                                                                                 PRINCIPAL
 FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                  AMOUNT           VALUE
 -----------------------------------------------                                                  ------           -----
LONG TERM INVESTMENTS 99.3%
 Albany ISD No. 745, Series A, FSA Insured, 6.00%, 2/01/16 .................................   $ 2,295,000    $  2,356,644
 Albert Lea Minnesota ISD No. 241, MBIA Insured, 5.00%, 2/01/18 ............................     2,000,000       1,784,200
 Anoka County Housing and Redevelopment Authority,
    City of Ramsey, Housing Development, AMBAC Insured, 5.00%, 1/01/28 .....................     2,045,000       1,752,340
    Ice Arena, Series A, MBIA Insured, 5.70%, 2/01/23 ......................................     2,195,000       2,118,724
 Becker GO, Tax Increment, Refunding, Series D, MBIA Insured, 6.25%, 8/01/15 ...............     4,870,000       4,971,832
 Benson ISD No. 777 GO, FSA Insured, 6.00%, 2/01/15 ........................................       290,000         292,793
 Big Lake ISD No. 727, MBIA Insured, 5.70%, 2/01/21 ........................................     3,085,000       3,011,238
 Bloomington Health Care Facilities Revenue, Masonic Home Care Center, AMBAC Insured,
     5.875%, 7/01/22 .......................................................................     2,685,000       2,611,592
 Brainerd Health Care Facilities Revenue, Benedictine Health St. Joseph, Refunding,
     Series D, MBIA Insured, 5.875%, 2/15/13 ...............................................     3,500,000       3,536,470
 Buffalo GO,
    AMBAC Insured, 5.55%, 6/01/17 ..........................................................     1,000,000         979,280
    ISD No. 877, Formerly Wright County ISD No. 23, Refunding, MBIA Insured, 5.00%, 2/01/22.     6,255,000       5,449,481
    ISD No. 877, FSA Insured, 6.15%, 2/01/18 ...............................................     2,800,000       2,876,160
 Burnsville ISD No. 191, Series A, FSA Insured, 6.20%, 2/01/17 .............................     2,105,000       2,184,948
 Burnsville MFHR, Coventry Center, Refunding, Series A, GNMA Secured, 5.90%, 9/20/19 .......       400,000         386,936
 Burnsville MFR, Coventry Court, Refunding, Series A, GNMA Secured,
    5.95%, 9/20/29 .........................................................................     1,275,000       1,222,024
    6.00%, 9/20/34 .........................................................................     1,000,000         955,230
 Champlin EDA, Housing Development, MBIA Insured, 5.625%, 2/01/26 ..........................       250,000         237,738
 Chanhassen Apartments Project GO, Series B, AMBAC Insured, 6.20%, 1/01/25 .................     2,975,000       3,004,274
 Columbia Heights ISD No. 013, FSA Insured,
    5.375%, 2/01/19 ........................................................................     2,450,000       2,307,116
    5.50%, 2/01/23 .........................................................................     6,000,000       5,678,640
 Dakota County Housing and Redevelopment Authority MFHR, Dakota Station Project, GNMA Secured,
    5.65%, 1/20/24 .........................................................................     1,500,000       1,417,380
    5.75%, 1/20/41 .........................................................................     4,500,000       4,156,335
 Dakota County Housing and Redevelopment Authority SFMR,
    GNMA Secured, FNMA Insured, 5.75%, 4/01/18 .............................................     2,992,000       2,874,923
    GNMA Secured, FNMA Insured, 5.85%, 10/01/30 ............................................     4,988,000       4,697,748
    Refunding, GNMA Secured, 8.10%, 3/01/16 ................................................       145,000         149,169
 Dakota County Housing and Redevelopment Authority, Governmental Housing Revenue,
      Eagan Senior Housing Facility, MBIA Insured, 5.40%, 1/01/27 ..........................     1,015,000         930,451
 Dakota, Washington and Stearns County SFMR, Series 1990, GNMA Secured,
    7.80%, 12/01/10 ........................................................................       415,000         424,860
    7.85%, 12/01/30 ........................................................................     1,585,000       1,622,216
 Duluth EDA, Health Care Facilities Revenue, The Duluth Clinic, Ltd.,
      AMBAC Insured, Pre-Refunded,
    6.20%, 11/01/12 ........................................................................     2,880,000       3,033,101
    6.30%, 11/01/22 ........................................................................     7,530,000       7,949,531
 Duluth EDA, Hospital Facilities Revenue, St. Lukes Hospital, Series A,
     Connie Lee Insured, 6.40%, 5/01/12 ....................................................     3,000,000       3,036,660
 Eagan MFHR, Forest Ridge Apartments, Refunding, Series A, GNMA Secured,
    5.95%, 9/20/29 .........................................................................     1,700,000       1,631,575
    6.00%, 9/20/34 .........................................................................     1,480,000       1,413,740
 Eden Prairie ISD No. 272, Series A, FSA Insured, Pre-Refunded, 5.75%, 2/01/15 .............     4,980,000       5,065,009
 Eden Prairie MFHR, Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%, 1/20/31 .......     2,000,000       2,014,660
 Eveleth EDA, Housing Development, MBIA Insured, 5.80%, 7/01/25 ............................     1,000,000         980,400
 Faribault ISD No. 656, FSA Insured, 5.75%, 6/01/15 ........................................     1,500,000       1,529,775
 Ham Lake GO, Anoka County Housing, Senior Housing Project, Series B,
      MBIA Insured, 6.10%, 1/01/26 .........................................................     2,180,000       2,185,058
 Hennepin County GO, Series A, 5.125%, 12/01/19 ............................................     1,440,000       1,302,941
 Hibbing Health Care Facilities Revenue, The Duluth Clinic, Ltd., FSA Insured,
      Pre-Refunded, 5.00%, 11/01/25 ........................................................     8,000,000       7,581,920
 Hopkins Elderly Housing Revenue, St. Therese Project, Refunding, Series A, GNMA Secured,
    5.60%, 11/20/17 ........................................................................       750,000         723,015
    5.70%, 11/20/32 ........................................................................     3,000,000       2,802,450
 Kenyon Wanamingo ISD No. 2172, MBIA Insured, 6.00%, 2/01/22 ...............................     4,030,000       4,145,097
 Lakeville ISD No. 194,
    FGIC Insured, 5.40%, 2/01/13 ...........................................................     1,000,000       1,006,610
    Series C, MBIA Insured, 5.125%, 2/01/13 ................................................     4,000,000       3,833,880

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                 PRINCIPAL
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                   AMOUNT            VALUE
-----------------------------------------------                                                   ------            -----
LONG TERM INVESTMENTS (CONT.)
Minneapolis and St. Paul Housing RDA, Health Care System Revenue,
    Children's Health Care, Series A, FSA Insured, 5.70%, 8/15/16...........................   $ 1,005,000    $    972,699
    Health One Obligated Group, Series A, MBIA Insured, Pre-Refunded, 7.40%, 8/15/11........     9,890,000      10,225,469
Minneapolis and St. Paul Metropolitan Airport Commission Airport Revenue,
      Series A, AMBAC Insured,
    5.00%, 1/01/22..........................................................................    10,000,000       8,674,800
    5.20%, 1/01/24..........................................................................     5,000,000       4,429,700
    5.00%, 1/01/30..........................................................................    22,405,000      18,993,839
Minneapolis CDA and St. Paul Housing RDA, Health Care Facilities Revenue,
 Carondelet Community Hospitals Inc., Series B, BIG Insured, Pre-Refunded,
 8.875%, 11/01/15...........................................................................       900,000       1,105,020
Minneapolis CDA, Tax Increment Revenue, Series 1990, MBIA Insured, 7.00%, 3/01/01...........     2,100,000       2,153,592
Minneapolis GO, Sports Arena Project, Refunding, 5.20%, 10/01/24............................     3,750,000       3,344,700
Minneapolis Hospital Facilities Revenue, Fairview Hospital and Healthcare,
 Refunding,
    Series A, MBIA Insured, 6.50%, 1/01/11..................................................       600,000         626,016
    Series B, MBIA Insured, 6.70%, 1/01/17..................................................     7,815,000       8,082,273
Minneapolis MFR, Riverside Plaza, Refunding, GNMA Secured, 5.20%, 12/20/30..................     6,320,000       5,506,237
Minneapolis Revenue University Gateway Project, Series A, 5.25%, 12/01/24...................     3,000,000       2,697,150
Minneapolis Special School District No. 001, Series A, MBIA Insured, 5.90%, 2/01/17.........     5,000,000       5,014,500
 Minneapolis St. Paul Housing Finance Board SFMR,
    Phase VI, Series A, GNMA Secured, 8.30%, 8/01/21........................................     1,520,000       1,523,162
    Series A, GNMA Secured, 8.375%, 11/01/17................................................       260,000         262,129
    Series C, GNMA Secured, 8.875%, 11/01/18................................................       220,000         221,797
Minnesota Agriculture and Economic Development Board Revenue,
    Benedictine Health, Refunding, Series A, MBIA Insured, 5.00%, 2/15/23...................     6,850,000       5,827,021
    Benedictine Health, Refunding, Series A, MBIA Insured, 5.125%, 2/15/29..................    12,250,000      10,440,920
    Evangelical Lutheran Good Samaritan, AMBAC Insured, 5.00%, 12/01/23.....................     2,750,000       2,333,815
    Evangelical Lutheran Good Samaritan, Society Project, AMBAC Insured, 5.15%, 12/01/22....     5,180,000       4,588,444
    Health Care System, Fairview Hospital, Refunding, Series A, MBIA Insured,
     5.75%, 11/15/26........................................................................    18,000,000      17,218,620
Minnesota State GO, Refunding, MBIA Insured, 5.40%, 8/01/09.................................     3,000,000       3,017,460
Minnesota State HFA,
    Rental Housing, Refunding, Series D, MBIA Insured, 5.90%, 8/01/15.......................     7,070,000       7,085,413
    Rental Housing, Refunding, Series D, MBIA Insured, 5.95%, 2/01/18.......................     2,605,000       2,585,020
    Rental Housing, Refunding, Series D, MBIA Insured, 6.00%, 2/01/22.......................     3,005,000       2,954,486
    SFHR, Series D, 5.45%, 1/01/26..........................................................     5,000,000       4,477,100
    SFMR, Series E, AMBAC Insured, 5.40%, 1/01/25...........................................     9,000,000       8,029,620
    SFMR, Series F, MBIA Insured, 6.30%, 7/01/25............................................     1,470,000       1,484,083
    SFMR, Series G, AMBAC Insured, 6.25%, 7/01/26...........................................     2,300,000       2,290,915
    SFMR, Series I, MBIA Insured, 6.25%, 1/01/15............................................     1,365,000       1,385,257
Minnesota State Higher Education Facilities Authority Revenue, Bethel, Refunding,
      5.10%, 4/01/28........................................................................     4,100,000       3,595,126
Minnetonka MFHR,
    Brier Creek Project, Refunding, Series A, GNMA Secured, 6.45%, 6/20/24 .................     2,720,000       2,762,949
    Cedar Hills Project, Refunding, Series A, GNMA Secured, 5.90%, 10/20/19.................     1,750,000       1,696,503
    Cedar Hills Project, Refunding, Series A, GNMA Secured, 5.95%, 10/20/29.................     5,955,000       5,699,352
New Hope MFR, North Ridge, Refunding, Series A, GNMA Secured,
    6.05%, 1/01/17..........................................................................       450,000         452,178
    6.20%, 1/01/31..........................................................................     5,470,000       5,482,855
North St. Paul Maplewood ISD No. 622 GO,
    Refunding, Series A, 5.125%, 2/01/25....................................................     2,275,000       1,992,627
    Series A, MBIA Insured, Pre-Refunded, 7.10%, 2/01/19....................................     2,000,000       2,177,160
Northeast Metropolitan ISD No. 916 GO, FSA Insured, 5.80%, 1/01/16..........................     5,475,000       5,497,338
Northern Municipal Power Agency Electric System Revenue,
    Refunding, FSA Insured, 5.00%, 1/01/12..................................................     1,780,000       1,698,957
    Refunding, FSA Insured, 5.25%, 1/01/17..................................................     1,000,000         928,270
    Refunding, FSA Insured, 5.30%, 1/01/21..................................................     1,000,000         911,190
    Refunding, Series B, AMBAC Insured, 5.50%, 1/01/18......................................     8,150,000       7,784,065
    Series C, AMBAC Insured, 6.125%, 1/01/20................................................     8,090,000       8,443,371
Owatonna Public Utilities Commission Public Utilities Revenue, Refunding,
      Series A, AMBAC Insured, 5.45%, 1/01/16...............................................     3,350,000       3,249,567
Park Rapids ISD No. 309, MBIA Insured, 5.00%, 2/01/25.......................................     9,090,000       7,817,218

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                 PRINCIPAL
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                   AMOUNT            VALUE
-----------------------------------------------                                                   ------            -----
LONG TERM INVESTMENTS (CONT.)
 Plymouth Health Facilities Revenue, Westhealth Project, Series A, FSA Insured,
    6.25%, 6/01/16............................................................................ $ 1,600,000     $  1,637,936
    6.125%, 6/01/24...........................................................................   1,815,000        1,819,919
 Princeton Hospital Revenue, Fairview Hospital and Healthcare,
     Series C, MBIA Insured, 6.25%, 1/01/21...................................................   7,205,000        7,245,492
 Princeton ISD No. 477, Mille Lacs County, FSA Insured, 5.125%, 2/01/24.......................   2,190,000        1,925,536
 Puerto Rico Commonwealth GO, Public Improvement, MBIA Insured, Pre-Refunded, 6.50%, 7/01/23..   1,500,000        1,620,450
 Puerto Rico HFC, SFMR, Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22..............     290,000          298,007
 Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14...................   1,300,000        1,356,537
 Robbinsdale GO, Housing Development, Senior Housing Project,
     Series B, FGIC Insured, 5.875%, 1/01/31..................................................   2,160,000        2,072,369
 Robbinsdale Hospital Revenue, North Memorial Medical Center Project,
    Refunding, Series A, AMBAC Insured, 5.45%, 5/15/13........................................   2,000,000        1,966,600
    Series B, AMBAC Insured, 5.45%, 5/15/13...................................................   2,900,000        2,851,570
    Series B, AMBAC Insured, 5.50%, 5/15/23...................................................   3,900,000        3,629,418
 Rochester Health Care Facilities Revenue, Mayo Foundation, Series B, 5.50%, 11/15/27.........   5,000,000        4,551,250
 Roseville ISD No. 623, Series A, FSA Insured,
    5.80%, 2/01/19............................................................................   1,200,000        1,194,480
    5.85%, 2/01/24............................................................................   2,470,000        2,441,644
    6.00%, 2/01/25............................................................................   4,260,000        4,268,690
 Scott County Housing and Redevelopment Authority Facilities Lease Revenue, AMBAC Insured,
    5.25%, 12/01/11...........................................................................   2,380,000        2,349,036
    5.50%, 12/01/15...........................................................................   1,750,000        1,706,670
    5.70%, 2/01/29............................................................................   1,380,000        1,294,702
 Scott County Housing and Redevelopment Authority GO, Savage City,
     Hamilton Apartments Project, AMBAC Insured, 5.70%, 2/01/33...............................   2,285,000        2,137,389
 Scott County Housing and Redevelopment Authority Housing Development Revenue,
     River City Centre Project, Series A, FSA Insured,
    5.375%, 2/01/27...........................................................................   1,520,000        1,376,147
 Scott County Housing and Redevelopment Authority MFR, Highview Commons,
     Series A, GNMA Secured, 6.20%, 1/20/41...................................................   2,900,000        2,910,962
 Scott County Housing and Redevelopment Authority Special Benefits Tax Revenue,
     River City Centre Project, Series B, AMBAC Insured,
    5.50%, 2/01/27............................................................................     675,000          622,620
 Scott County Housing and Redevelopment Authority Tax Increment Development Revenue,
     River City Centre Project, Series E, FSA Insured,
    5.375%, 2/01/25...........................................................................   1,170,000        1,064,185
 Shakopee Public Utilities Commission Public Utilities Revenue, MBIA Insured, 6.00%, 2/01/28..   2,530,000        2,541,967
 South Washington County ISD No. 833 GO, Refunding, Series A, FGIC Insured, 6.125%, 6/01/10...   2,080,000        2,100,946
 Southern Minnesota Municipal Power Agency Power Supply System Revenue,
    Refunding, Series A, MBIA Insured, ETM, 5.75%, 1/01/18....................................   1,000,000          982,160
    Series A, AMBAC Insured, 5.75%, 1/01/18...................................................   2,250,000        2,210,445
    Series A, FGIC Insured, 5.75%, 1/01/18....................................................   1,000,000          982,420
    Series A, MBIA Insured, 5.00%, 1/01/12....................................................   5,975,000        5,702,301
    Series A, MBIA Insured, 5.75%, 1/01/18....................................................   8,865,000        8,709,153
    Series B, AMBAC Insured, 6.00%, 1/01/16...................................................   5,000,000        5,053,650
    Series C, AMBAC Insured, 5.00%, 1/01/17...................................................   1,000,000          892,930
 St. Cloud Hospital Facilities Revenue, St. Cloud Hospital, Refunding,
    Series A, AMBAC Insured, 5.00%, 7/01/15...................................................   1,165,000        1,058,496
    Series C, AMBAC Insured, 5.30%, 10/01/20..................................................   1,230,000        1,109,645
 St. Cloud Housing and RDA, Sales Tax Revenue, Paramount Theater Project, Refunding,
     Series A, FGIC Insured, 5.00%, 3/01/22...................................................   1,250,000        1,074,350
 St. Francis ISD No. 015, Series A, FSA Insured,
    6.35%, 2/01/13............................................................................   1,500,000        1,571,985
    6.375%, 2/01/16...........................................................................   5,465,000        5,734,097
 St. Louis Park Health Care Facilities Revenue, Health System of Minnesota Obligated Group,
      Refunding, Series A, AMBAC Insured, 5.20%,
    7/01/16...................................................................................   1,000,000          917,080
    7/01/23...................................................................................   9,000,000        7,908,120
 St. Louis Park Hospital Facilities Revenue, Methodist Hospital Project, Refunding,
      Series A, AMBAC Insured, 7.25%,
    7/01/08...................................................................................   4,115,000        4,231,200
    7/01/15...................................................................................   1,000,000        1,028,210
 St. Paul Housing and Redevelopment Authority Parking Revenue,
     Series A, FSA Insured, 5.75%, 8/01/13....................................................   5,105,000        5,156,612
 St. Paul ISD No. 625 COP, Series C, MBIA Insured, 6.10%,
    2/01/14...................................................................................   1,075,000        1,093,963
    2/01/15...................................................................................     500,000          507,590

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                   PRINCIPAL
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                     AMOUNT            VALUE
-----------------------------------------------                                                     ------            -----
   LONG TERM INVESTMENTS (CONT.)
    St. Paul ISD No. 625 GO,
       Series A, FSA Insured, 5.75%, 2/01/16....................................................  $ 3,500,000     $  3,508,680
       Series C, FSA Insured, 6.00%, 2/01/20....................................................    1,600,000        1,614,176
    St. Paul Port Authority IDR, Series K, FGIC Insured, 9.50%,
       12/01/01.................................................................................        5,000            5,039
       12/01/02.................................................................................        5,000            5,032
       12/01/14.................................................................................      190,000          172,307
    Stillwater ISD No. 834 GO, MBIA Insured, 5.75%, 2/01/15                                         2,990,000        3,046,063
    Todd Morrisson and Stearns Counties ISD No. 2753 GO, MBIA Insured, 5.00%, 4/01/17...........    1,500,000        1,349,910
    Virginia Governmental Housing Project GO, Refunding, MBIA Insured, 5.90%, 2/01/26...........    2,915,000        2,824,635
    Washington County Housing and RDAR, Government Housing, Landfall Terrace Project, Refunding,
       5.35%, 2/01/22...........................................................................    1,000,000          910,550
       5.40%, 8/01/27...........................................................................    2,015,000        1,828,794
    Washington County SFMR, Housing and RDA, GNMA Secured, 7.60%, 12/01/11......................       80,000           80,064
    Western Minnesota Municipal Power Agency Power Supply Revenue, Refunding, Series A,
       AMBAC Insured, 5.50%, 1/01/12............................................................    2,745,000        2,760,372
       AMBAC Insured, 5.50%, 1/01/13............................................................    4,500,000        4,487,355
       MBIA Insured, 5.50%, 1/01/15.............................................................    5,425,000        5,258,887
    Western Minnesota Municipal Power Agency Transmission Project Revenue, Refunding,
        AMBAC Insured, 6.75%, 1/01/16...........................................................    2,000,000        2,056,520
    Worthington ISD No. 518 GO, Series A, FSA Insured, 5.00%, 2/01/24...........................    5,675,000        4,900,930
                                                                                                                  ------------
    TOTAL LONG TERM INVESTMENTS ( COST $486,554,868)............................................                   469,684,390
                                                                                                                  ------------
(a)SHORT TERM INVESTMENTS .1%
    Minneapolis Convention Center, Weekly VRDN and Put, 3.75%, 12/01/18.........................      210,000          210,000
    Minneapolis GO, Series B, Weekly VRDN and Put, 3.75%, 12/01/07..............................      200,000          200,000
                                                                                                                  ------------
    TOTAL SHORT TERM INVESTMENTS (COST $410,000)................................................                       410,000
                                                                                                                  ------------
    TOTAL INVESTMENTS (COST $486,964,868) 99.4%.................................................                   470,094,390
    OTHER ASSETS, LESS LIABILITIES .6%..........................................................                     2,876,035
                                                                                                                  ------------
    NET ASSETS 100.0%...........................................................................                  $472,970,425
                                                                                                                  ============


See glossary of terms on page 94.

(a)Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

                                                                                 YEAR ENDED FEBRUARY 29,
CLASS A                                                    2000(d)        1999           1998            1997              1996
-------                                                    ------         ----           ----            ----              ----
PER SHARE OPERATING PERFORMANCE(a)
(for a share outstanding throughout the year)
Net asset value, beginning of year....................    $12.49         $12.45         $12.19          $12.22           $11.90
                                                          ------------------------------------------------------------------------
Income from investment operations:
 Net investment income................................       .61            .62            .64             .66              .68
 Net realized and unrealized gains (losses)...........      (.95)           .07            .33            (.03)             .33
                                                          ------------------------------------------------------------------------
Total from investment operations......................      (.34)           .69            .97             .63             1.01
                                                          ------------------------------------------------------------------------
Less distributions from:
 Net investment income................................      (.61)(e)       (.62)          (.64)(f)        (.66)(g)         (.69)(h)
 Net realized gains...................................      (.02)          (.03)          (.07)             --               --
                                                          ------------------------------------------------------------------------
Total distributions...................................      (.63)          (.65)          (.71)           (.66)            (.69)
                                                          ------------------------------------------------------------------------
Net asset value, end of year..........................    $11.52         $12.49         $12.45          $12.19           $12.22
                                                          ========================================================================
Total return(b).......................................       (2.80)%         5.63%          8.22%           5.35%            8.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).......................  $689,084       $776,592       $741,079        $698,360         $685,783
Ratios to average net assets:
 Expenses.............................................       .64%           .65%           .64%            .64%             .64%
 Net investment income................................      5.07%          4.98%          5.24%           5.43%            5.58%
Portfolio turnover rate...............................      9.61%          6.56%         12.84%          14.95%           11.47%

CLASS B
PER SHARE OPERATING PERFORMANCE(a)
(for a share outstanding throughout the period)
Net asset value, beginning of period..................    $11.43
                                                          ------
Income from investment operations:
 Net investment income................................       .05
 Net realized and unrealized gains....................       .09
                                                          ------
Total from investment operations......................       .14
                                                          ------
Less distributions from net investment income.........      (.05)
                                                          ------
Net asset value, end of period........................    $11.52
                                                          ======
Total return(b).......................................     1.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).....................       $76
Ratio to average net assets:
 Expenses.............................................      1.20%(c)
 Net investment income................................      5.02%(c)
Portfolio turnover rate...............................      9.61%


(a)Based on average shares outstanding effective February 29, 2000.

(b)Total return does not reflect sales commissions or contingent deferred sales charges, and is not annualized for periods less than one year.

(c)Annualized

(d)For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.

(e)Includes distributions in excess of net investment income in the amount of $.002.

(f)Includes distributions in excess of net investment income in the amount of $.007.

(g)Includes distributions in excess of net investment income in the amount of $.003.

(h)Includes distributions in excess of net investment income in the amount of $.001.

FRANKLIN TAX-FREE TRUST
Financial Highlights (continued)


FRANKLIN OHIO INSURED TAX-FREE INCOME FUND (CONT.)

                                                                                      YEAR ENDED FEBRUARY 29,
CLASS C                                                        2000          1999          1998           1997        1996(d)
-------                                                        ----          ----          ----           ----        -------
PER SHARE OPERATING PERFORMANCE(a)
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................      $12.56       $12.51         $12.24         $12.26       $11.90
                                                              --------------------------------------------------------------
Income from investment operations:
 Net investment income .................................         .54          .55            .58            .59          .52
 Net realized and unrealized gains (losses) ............        (.96)         .08            .34           (.02)         .35
                                                              --------------------------------------------------------------
Total from investment operations  ......................        (.42)         .63            .92            .57          .87
                                                              --------------------------------------------------------------
Less distributions from:
 Net investment income .................................        (.54)(e)     (.55)          (.58)          (.59)        (.51)
 Net realized gains ....................................        (.02)        (.03)          (.07)            --           --
                                                              --------------------------------------------------------------
Total distributions ....................................        (.56)        (.58)          (.65)          (.59)        (.51)
                                                              --------------------------------------------------------------
Net asset value, end of year ...........................      $11.58       $12.56         $12.51         $12.24       $12.26
                                                              ==============================================================
Total return(b) ........................................       (3.41)%       5.10%          7.66%          4.79%        7.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................      $40,181      $42,258        $28,178        $15,786       $6,085
Ratios to average net assets:
 Expenses ..............................................        1.20%        1.21%          1.20%          1.20%        1.22%(c)
 Net investment income .................................        4.52%        4.42%          4.67%          4.80%        4.99%(c)
Portfolio turnover rate ................................        9.61%        6.56%         12.84%         14.95%       11.47%



(a)Based on average shares outstanding effective February 29, 2000.

(b)Total return does not reflect sales commissions or contingent deferred sales charges, and is not annualized for periods less than one year.

(c)Annualized

(d)For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.

(e)Includes distributions in excess of net investment income in the amount of $.002.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000

                                                                                                 PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                       AMOUNT             VALUE
------------------------------------------                                                       ------             -----
LONG TERM INVESTMENTS 98.5%
Akron Bath Copley Joint Township Hospital Revenue, Akron General Medical Center Project,
     Refunding, AMBAC Insured, 5.375%,
    1/01/17 .................................................................................  $ 1,000,000    $    943,360
    1/01/22 .................................................................................    1,500,000       1,366,245
    1/01/27 .................................................................................    1,000,000         890,320
 Akron GO, Limited Tax, FGIC Insured, 7.50%, 9/01/05 ........................................      500,000         557,630
 Akron Sewer System Revenue, Refunding, MBIA Insured, 5.55%, 12/01/16 .......................    3,660,000       3,543,429
 Akron Waterworks System First Mortgage Revenue, FGIC Insured, 6.00%, 3/01/14 ...............    1,000,000       1,018,090
 Allen County GO, Refunding, AMBAC Insured, 5.30%, 12/01/15 .................................    1,250,000       1,198,375
 Allen County Sewer Revenue, MBIA Insured, 5.70%, 12/01/13 ..................................    1,200,000       1,205,808
 Archbold Area Local School District GO,
    AMBAC Insured, 6.00%, 12/01/21 ..........................................................    2,000,000       2,006,520
    Refunding, MBIA Insured, 5.90%, 12/01/11 ................................................      600,000         606,960
 Aurora City School District COP, MBIA Insured,
    6.10%, 12/01/19 .........................................................................    1,825,000       1,849,200
    6.15%, 12/01/24 .........................................................................    1,670,000       1,684,178
 Aurora City School District GO, Refunding and Improvement, FGIC Insured, 5.80%, 12/01/16 ...    1,075,000       1,078,881
 Avon Local School District, AMBAC Insured, 6.00%, 12/01/20 .................................    2,500,000       2,512,000
 Beavercreek Local School District GO, FGIC Insured, 5.70%, 12/01/20 ........................    8,375,000       8,155,659
 Brunswick City School District, AMBAC Insured, 6.90%, 12/01/12 .............................    2,295,000       2,422,717
 Butler County GO, AMBAC Insured, 5.75%, 12/01/16 ...........................................    1,000,000       1,000,520
 Butler County Hospital Facilities Revenue, Middletown Regional Hospital,
     Refunding and Improvement, FGIC Insured, 6.75%, 11/15/10 ...............................    2,150,000       2,254,963
 Butler County Transportation Improvement, Series A, FSA Insured, 5.125%, 4/01/17 ...........    2,000,000       1,840,580
 Butler County Waterworks Revenue, AMBAC Insured,
    5.45%, 12/01/16 .........................................................................    1,000,000         977,370
    Pre-Refunded, 6.35%, 12/01/08 ...........................................................      790,000         828,829
    Pre-Refunded, 6.40%, 12/01/12 ...........................................................      500,000         525,210
 Canal Winchester Local School District GO, FGIC Insured, 5.30%, 12/01/25 ...................    5,455,000       4,910,918
 Cardington and Lincoln Local School District, MBIA Insured, 6.60%, 12/01/14 ................      400,000         419,308
 Celina Wastewater System Mortgage Revenue, FGIC Insured, Pre-Refunded, 6.55%, 11/01/16 .....    1,200,000       1,247,064
 Chillicothe GO, Limited Tax, AMBAC Insured, 6.05%, 12/01/12 ................................      675,000         696,776
 Claymont City School District, FGIC Insured, 5.70%, 12/01/21 ...............................    1,000,000         969,620
 Clermont County Hospital Facilities Revenue, Mercy Health System,
    Refunding, Series B, AMBAC Insured, 6.00%, 9/01/19 ......................................    1,750,000       1,754,848
    Series A, AMBAC Insured, Pre-Refunded, 7.50%, 9/01/19 ...................................      515,000         535,955
 Clermont County Waterworks Revenue, Refunding, AMBAC Insured, 5.80%, 12/01/18 ..............   11,000,000      10,998,900
 Cleveland Airport Systems Revenue,
    Series A, FGIC Insured, 6.25%, 1/01/20 ..................................................    3,000,000       3,030,240
    Series A, FSA Insured, 5.125%, 1/01/27 ..................................................    5,900,000       5,061,610
    Series B, FGIC Insured, Pre-Refunded, 6.10%, 1/01/24 ....................................    1,450,000       1,531,954
 Cleveland GO, Series 1994, MBIA Insured, Pre-Refunded, 6.70%, 11/15/18 .....................    2,000,000       2,177,640
 Cleveland Waterworks Revenue,
    Refunding, Series F, AMBAC Insured, 6.25%, 1/01/16 ......................................    2,000,000       2,044,040
    Refunding and Improvement, Series I, FSA Insured, 5.00%, 1/01/28 ........................   20,000,000      16,904,800
    Series F-92A, AMBAC Insured, Pre-Refunded, 6.25%, 1/01/15 ...............................    1,000,000       1,044,600
    Series H, MBIA Insured, Pre-Refunded, 5.75%, 1/01/26 ....................................   17,400,000      18,195,180
 Clinton-Massie Local School District, Issue I, AMBAC Insured, Pre-Refunded, 7.50%, 12/01/11.    1,000,000       1,065,580
 Columbiana County, Refunding, FSA Insured, 5.25%, 12/01/24 .................................    1,000,000         893,230
 Columbus GO, Limited Tax, FGIC Insured, 9.50%, 4/15/03 .....................................      975,000       1,105,796
 Columbus Municipal Airport Authority Revenue, Airport Improvement,
     Port Columbus International, Series B, AMBAC Insured,
     5.00%, 1/01/18 .........................................................................    3,815,000       3,392,832
 Columbus Tax Increment Financing Revenue, Easton Project, AMBAC Insured, 5.30%, 12/01/19 ...    2,500,000       2,304,300
 Coshocton Sewer System GO, AMBAC Insured, 6.50%, 12/01/12 ..................................    1,530,000       1,615,145
 Crestview Local School District GO, Construction and Improvement,
     AMBAC Insured, 6.65%, 12/01/14 .........................................................    1,650,000       1,748,984
 Cuyahoga County GO, Limited Tax, MBIA Insured, 9.375%, 10/01/04 ............................      100,000         118,235
 Cuyahoga County Hospital Revenue,
    Metrohealth System Project, Refunding and Improvement, MBIA Insured, 5.50%, 2/15/27 .....    3,915,000       3,572,398
    University Hospitals Health System Inc., Refunding, AMBAC Insured, 5.40%, 1/15/19 .......    2,500,000       2,337,100
    University Hospitals Health System Inc., Refunding, AMBAC Insured, 5.50%, 1/15/30 .......    4,000,000       3,661,400

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                 PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                       AMOUNT          VALUE
------------------------------------------                                                       ------          -----
LONG TERM INVESTMENTS (CONT.)
Cuyahoga County Utility System Revenue,
   AMBAC Insured, 5.125%, 2/15/28............................................................ $ 1,500,000    $  1,292,385
   Medical Center Co. Project, Refunding, Series B, MBIA Insured, 6.10%, 8/15/15.............   2,945,000       2,979,987
Dayton Airport Revenue, Refunding, AMBAC Insured, 5.25%, 12/01/15............................   2,000,000       1,913,100
Defiance GO, MBIA Insured,
   6.10%, 12/01/14...........................................................................   1,000,000       1,025,410
   6.20%, 12/01/20...........................................................................     750,000         761,040
Delaware City School District, FGIC Insured, 5.75%, 12/01/15.................................   1,640,000       1,644,379
Dover City School District, AMBAC Insured, 6.25%, 12/01/16...................................   2,000,000       2,075,440
Dover Municipal Electric System Revenue, FGIC Insured, 6.00%, 12/01/19.......................   1,625,000       1,634,653
Dover Waterworks Systems Revenue, AMBAC Insured, 6.00%, 12/01/13.............................   1,100,000       1,125,564
East Liverpool Hospital Revenue, East Liverpool City Hospital Project,
    Series B, FSA Insured, 5.00%, 10/01/21...................................................   1,000,000         862,490
Edgewood City School District GO, Refunding, Series A, MBIA Insured, 5.25%, 12/01/25.........   6,575,000       5,853,197
Fairborn GO, Limited Tax, Series 1991, MBIA Insured, 7.00%, 10/01/11.........................   1,390,000       1,481,559
Fairfield City School District GO, FGIC Insured, 6.00%, 12/01/20.............................   1,000,000       1,003,740
Fairfield County GO, FGIC Insured, 5.25%, 6/01/24............................................   4,220,000       3,773,440
Finneytown Local School District, FGIC Insured, 5.80%, 12/01/24..............................   1,980,000       1,931,569
Forest Hills Local School District, MBIA Insured, 5.70%, 12/01/16............................   1,500,000       1,493,445
Fostoria City School District GO, AMBAC Insured, Pre-Refunded, 6.70%, 12/01/16...............   2,500,000       2,667,100
Franklin County Hospital Revenue, Holy Cross Health Systems, AMBAC Insured, 5.875%, 6/01/21..   2,500,000       2,433,250
Green County Sewer System Revenue, Governmental Enterprise, MBIA Insured, 5.25%, 12/01/25....   6,000,000       5,341,320
Green County Water System Revenue, Series A, FGIC Insured, 6.125%, 12/01/21..................   2,100,000       2,118,921
Green Local School District GO, Summit County, FGIC Insured, Pre-Refunded,
   5.875%, 12/01/14..........................................................................   2,800,000       2,953,720
   5.90%, 12/01/19...........................................................................   5,150,000       5,438,091
Hamilton City Electric System Mortgage Revenue,
   Refunding, Series A, FGIC Insured, 6.00%, 10/15/23........................................  11,450,000      11,458,244
   Series B, FGIC Insured, 6.30%, 10/15/25...................................................   2,340,000       2,381,886
Hamilton County Hospital Facilities Revenue,
   Bethesda Hospital, Refunding, Series A, AMBAC Insured, 6.25%, 1/01/12.....................   3,650,000       3,795,672
   Children's Hospital Medical Center, Series G, MBIA Insured, 5.00%, 5/15/23................   5,000,000       4,266,500
Hamilton County Sewer System Revenue, Refunding, Series A, FGIC Insured, 6.05%, 12/01/15.....   3,010,000       3,065,474
Hamilton Wastewater System Revenue, Series A, FSA Insured,
   5.90%, 10/15/21...........................................................................   3,040,000       3,021,426
   5.20%, 10/15/23...........................................................................   7,525,000       6,708,688
Hamilton Waterworks Mortgage Revenue, Series A, MBIA Insured, 6.30%, 10/15/21................   4,665,000       4,732,176
Hillard School District GO, Refunding, FGIC Insured, 6.55%,
 12/01/05....................................................................................     500,000         539,785
Hudson Local School District GO, Refunding, FGIC Insured, 5.60%, 12/15/14....................   2,750,000       2,741,530
Indian Lake Local School District GO, Construction and Improvement,
     FGIC Insured, 5.375%, 12/01/23..........................................................   1,000,000         915,430
Ironton Building Improvement, AMBAC Insured, 5.50%, 12/01/22.................................   1,000,000         941,830
Jackson Local School District GO, Stark and Summit Counties School
   Building, Construction and Improvement, MBIA Insured,
   5.40%, 12/01/13...........................................................................   2,750,000       2,713,040
   5.50%, 12/01/21...........................................................................   3,060,000       2,892,924
Kent State University Revenues, General Receipts,
   AMBAC Insured, Pre-Refunded, 6.45%, 5/01/12...............................................   1,195,000       1,258,263
   MBIA Insured, 5.50%, 5/01/28..............................................................   5,920,000       5,466,765
Kettering City School District, FGIC Insured, 5.25%, 12/01/22................................   1,000,000         899,480
Lake County Hospital Facilities Revenue, Lake Hospital System Inc.,
    AMBAC Insured, 5.00%, 8/15/23............................................................   7,500,000       6,394,875
Lake Local School District GO, Stark County, AMBAC Insured, 6.25%, 12/01/09..................   1,000,000       1,048,440
Lakota Local District GO, AMBAC Insured, Pre-Refunded, 6.125%, 12/01/17......................   3,200,000       3,371,008
Licking Valley Local School GO, MBIA Insured, 5.00%, 12/01/25................................   3,000,000       2,556,690
Lincolnview Local School District, FGIC Insured, 5.50%, 12/01/25.............................   4,225,000       3,949,361
Lorain County Health Facilities Revenue, Catholic Healthcare Partners,
     Series A, AMBAC Insured, 5.50%, 9/01/29.................................................   6,250,000       5,700,063
Lorain County Hospital Revenue, Catholic Healthcare Partners, Refunding,
    Series B, MBIA Insured, 5.50%, 9/01/27...................................................  11,250,000      10,327,500
Loveland City School District GO, Refunding, Series A, MBIA Insured, 5.00%, 12/01/24.........   6,000,000       5,134,860
Lucas County GO, Limited Tax, FGIC Insured, 8.00%,
   12/01/06..................................................................................     120,000         138,746
   12/01/08..................................................................................     110,000         130,218

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                 PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                       AMOUNT             VALUE
------------------------------------------                                                       ------             -----
LONG TERM INVESTMENTS (CONT.)
Lucas County GO, Limited Tax, FGIC Insured, 8.00%, (cont.)
    12/01/09.................................................................................  $   120,000     $   143,384
    12/01/10.................................................................................      220,000         265,542
Lucas County Hospital Revenue,
    Promedica Healthcare Obligation Group, AMBAC Insured, 5.375%, 11/15/29...................    2,000,000       1,784,500
    Promedica Healthcare Obligation, Refunding, MBIA Insured, 5.75%, 11/15/14................    5,000,000       5,040,350
    St. Vincent Medical Center, Refunding, Series B, MBIA Insured, 5.25%, 8/15/20............    3,500,000       3,177,650
Mahoning County GO, Bridge Improvement,
    Limited Tax, AMBAC Insured, 7.20%, 12/01/09..............................................    1,500,000       1,538,520
    Unlimited Tax, AMBAC Insured, 7.15%, 12/01/04............................................    1,500,000       1,538,910
Mahoning County Hospital Facilities Revenue,
    Western Reserve Care, MBIA Insured, ETM, 5.50%, 10/15/25.................................    4,750,000       4,476,353
    Youngstown Hospital Inc. Project, Series B, MBIA Insured, Pre-Refunded, 7.00%, 10/15/08..    2,000,000       2,108,860
Mansfield Hospital Improvement Revenue, Mansfield General Hospital Project,
      AMBAC Insured,  6.70%, 12/01/09........................................................    2,500,000       2,621,350
Marietta City School District, Series B, AMBAC Insured, 5.75%, 12/01/07......................    1,000,000       1,025,730
Marietta Water Revenue, AMBAC Insured, 5.95%, 12/01/21.......................................    3,875,000       3,874,574
Marysville Exempt Village School District GO,
    MBIA Insured, 5.75%, 12/01/23............................................................    1,000,000         970,930
    (b)School Improvement, AMBAC Insured, 6.00%, 12/01/29....................................    1,500,000       1,497,765
Marysville Water Systems, Refunding, AMBAC Insured,
    5.40%, 12/01/13..........................................................................    1,000,000         982,790
    5.50%, 12/01/18..........................................................................    1,500,000       1,442,205
Mason Sewer Systems Revenue, FGIC Insured, 6.00%, 12/01/19...................................    1,935,000       1,945,043
Maumee Hospital Revenue, St. Luke's Hospital Project, Refunding,
     AMBAC Insured, 5.80%, 12/01/14..........................................................    2,755,000       2,779,161
Medina City School District GO, FGIC Insured, 5.25%, 12/01/28................................    4,000,000       3,536,400
Mentor Exempt Village School District, MBIA Insured,
    5.375%, 12/01/11.........................................................................    1,000,000         999,480
    6.625%, 12/01/13.........................................................................    2,000,000       2,099,420
Miami County Hospital Facilities Revenue, Upper Valley Medical Center, Nursing Care Inc.,
     Series B, MBIA Insured, 6.50%, 5/01/21..................................................    1,340,000       1,384,970
Middleburg Heights Hospital Revenue, Southwest General Health Center,
     Refunding, FSA Insured, 5.75%, 8/15/21..................................................    1,500,000       1,446,270
Montgomery County Hospital Facilities Revenue, Kettering Medical Center Facilities,
      MBIA Insured,
    7.40%, 4/01/09...........................................................................   12,510,000      12,661,121
    5.50%, 4/01/26...........................................................................    2,000,000       1,829,640
Montgomery County Revenue,
    Miami Valley Hospital, Refunding, Series A, AMBAC Insured, 6.25%, 11/15/12...............    1,600,000       1,662,352
    Miami Valley Hospital, Refunding, Series A, AMBAC Insured, 6.25%, 11/15/16...............    3,250,000       3,309,085
    Sisters of Charity Health Care, Series A, MBIA Insured, 6.625%, 5/15/21..................    1,565,000       1,624,736
 Muskingum County GO,
    County Office Building Improvement, AMBAC Insured, 7.20%, 12/01/10.......................    1,000,000       1,035,950
    Justice Center Improvement, AMBAC Insured, Pre-Refunded, 6.375%, 12/01/17................    1,695,000       1,794,293
 New Lexington HDC, Mortgage Revenue, Lincoln Park, Refunding,
     Series A, MBIA Insured, 5.85%, 1/01/21..................................................    1,045,000       1,009,543
 New Philadelphia City School District GO, School Improvement,
     AMBAC Insured, 6.25%, 12/01/17..........................................................    2,000,000       2,026,340
 New Richmond Exempt Village School District GO, AMBAC Insured, 7.125%, 9/01/09..............    1,500,000       1,525,110
 North Olmsted GO, AMBAC Insured, 6.25%, 12/15/12............................................    3,800,000       3,988,898
 North Ridgeville GO, City School District, AMBAC Insured, 6.30%, 12/01/17...................    2,900,000       3,036,010
 Northwest Local School District GO,
    Hamilton County, FGIC Insured, 5.15%, 12/01/22...........................................    3,400,000       3,016,616
    Scioto County, AMBAC Insured, Pre-Refunded, 7.05%, 12/01/14..............................    2,000,000       2,116,260
 Oak Hills Local School District GO, MBIA Insured, 5.45%, 12/01/21...........................    5,000,000       4,696,750
 Ohio Capital Corp. HMR,
    Refunding, Series G, MBIA Insured, 6.35%, 7/01/22........................................    2,000,000       2,023,220
    Refunding, Series H, MBIA Insured, 6.90%, 7/01/24........................................    4,215,000       4,301,281
    Refunding, Series J, MBIA Insured, 6.50%, 1/01/25........................................    3,500,000       3,545,185
    Westview Apartments, Refunding, Series A, MBIA Insured, 6.125%, 1/01/15..................    1,625,000       1,646,060
    Westview Apartments, Refunding, Series A, MBIA Insured, 6.25%, 1/01/23...................    2,565,000       2,584,545
 Ohio HFA,
    MFHR, Northridge Apartments, FGIC Insured, 10.35%, 12/01/25..............................      750,000         790,125
    MFHR, Wind River Apartment Project, Series A, GNMA Secured, 5.65%, 5/01/32...............    2,035,000       1,876,962


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                 PRINCIPAL
 FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                       AMOUNT          VALUE
 ------------------------------------------                                                       ------          -----
LONG TERM INVESTMENTS (CONT.)
Ohio HFA, (cont.)
    RMR, Series A-1, GNMA Secured, 5.40%, 9/01/29 ..........................................   $ 3,000,000    $  2,669,940
    SFMR, Series B, GNMA Secured, 7.40%, 9/01/15 ...........................................       415,000         423,972
    SFMR, Series C, GNMA Secured, 7.85%, 9/01/21 ...........................................     1,025,000       1,054,049
    SFMR, Series D, GNMA Secured, 7.50%, 9/01/13 ...........................................       685,000         703,605
    SFMR, Series D, GNMA Secured, 7.05%, 9/01/16 ...........................................     2,795,000       2,863,338
    SFMR, Series I, GNMA Secured, 7.60%, 9/01/16 ...........................................     1,825,000       1,874,987
 Ohio Municipal Electric Generation Agency Joint Venture 5,
     Certificates of Beneficial Interest, AMBAC Insured,
    5.625%, 2/15/16 ........................................................................    13,000,000      12,831,390
    5.375%, 2/15/24 ........................................................................     7,680,000       7,037,491
 Ohio State Air Quality Development Authority Revenue,
    Cincinnati Gas and Electric, Refunding, Series B, MBIA Insured, 5.45%, 1/01/24  ........     5,000,000       4,659,250
    Columbus and Southern Power, Series A, FGIC Insured, 6.375%, 12/01/20 ..................     4,000,000       4,097,080
    JMG Funding LP Project, AMBAC Insured, 5.625%, 10/01/22 ................................     6,875,000       6,461,125
    JMG Funding LP Project, Refunding, AMBAC Insured, 6.375%, 1/01/29 ......................     1,230,000       1,246,703
    JMG Funding LP Project, Refunding, AMBAC Insured, 6.375%, 4/01/29 ......................    15,245,000      15,452,027
    Ohio Power Co., Refunding, Series C, AMBAC Insured, 5.15%, 5/01/26 .....................     7,500,000       6,576,975
    PCR, Ohio Edison, Refunding, Series A, FGIC Insured, 7.45%, 3/01/16 ....................     1,000,000       1,020,000
    PCR, Ohio Edison, Refunding, Series B, AMBAC Insured, 5.625%, 11/15/29 .................     5,400,000       5,035,554
    PCR, Pennsylvania Power Co., Refunding, Series A, AMBAC Insured, 6.45%, 5/01/27 ........     7,000,000       7,131,810
 Ohio State Building Authority Revenue, Adult Correctional Facilities, Series A,
    AMBAC Insured, 5.60%, 4/01/16 ..........................................................     2,000,000       1,948,240
    MBIA Insured, 6.125%, 10/01/13 .........................................................    13,000,000      13,384,930
 Ohio State Department of Transportation COP, Panhandle Rail Line Project,
     FSA Insured,  6.50%, 4/15/12 ..........................................................     1,100,000       1,146,838
 Ohio State Education Loan Revenue, Series A-1, AMBAC Insured, 5.85%, 12/01/19 .............     5,000,000       4,840,400
 Ohio State Higher Educational Facility Commission Revenue,
    Higher Educational Facility Oberlin College, Refunding, AMBAC Insured, 5.00%, 10/01/26..     5,000,000       4,245,950
    University Dayton Project, FGIC Insured, 5.80%, 12/01/14 ...............................     1,300,000       1,309,958
    University Dayton Project, FGIC Insured, 6.75%, 12/01/15 ...............................     1,725,000       1,808,766
    Xavier University Higher Educational Facility, MBIA Insured, 5.375%, 5/15/22 ...........     5,000,000       4,607,400
 Ohio State Turnpike Commission Turnpike Revenue, Series A,
    FGIC Insured, Pre-Refunded, 5.75%, 2/15/24 .............................................     1,000,000       1,045,210
    MBIA Insured, Pre-Refunded, 5.50%, 2/15/26 .............................................    16,400,000      16,949,892
 Ohio State University General Receipts Revenue, Athens, FSA Insured, 5.00%, 12/01/24 ......     3,025,000       2,588,825
 Ohio State Water Development Authority PCR, Facilities Revenue,
    Pennsylvania Power Co. Project, Refunding, AMBAC Insured, 6.15%, 8/01/23 ...............     3,420,000       3,450,370
    Water Control Loan Fund, Water Quality Series, MBIA Insured, 5.125%, 6/01/19 ...........     5,000,000       4,514,650
 Ohio State Water Development Authority Revenue,
    Cincinnati Gas, Refunding, Series A, MBIA Insured, 5.45%, 1/01/24 ......................     4,000,000       3,727,400
    Dayton Power, Refunding, Series A, AMBAC Insured, 6.40%, 8/15/27 .......................     5,000,000       5,090,550
    Fresh Water Service, AMBAC Insured, 5.90%, 12/01/21 ....................................     8,750,000       8,696,100
    Pure Water, Refunding and Improvement, AMBAC Insured, 5.50%, 12/01/11 ..................     1,000,000       1,006,540
    Pure Water, Refunding and Improvement, AMBAC Insured, ETM, 5.50%, 12/01/18 .............     4,450,000       4,278,542
    Pure Water, Series I, AMBAC Insured, ETM, 7.00%, 12/01/09 ..............................     2,000,000       2,170,300
 Olentangy Local School District GO, BIG Insured, 7.75%,
    12/01/08 ...............................................................................       375,000         440,021
    12/01/09 ...............................................................................       375,000         444,180
    12/01/10 ...............................................................................       375,000         447,443
 Olmsted Falls Local School District, FGIC Insured,
    5.85%, 12/15/17 ........................................................................     1,500,000       1,504,830
    Pre-Refunded, 7.05%, 12/15/11 ..........................................................     1,000,000       1,058,950
 Ontario Local School District GO, FSA Insured, 5.125%, 12/01/18 ...........................     4,000,000       3,613,040
 Orrville Water Systems Improvement Revenue, MBIA Insured, 6.125%, 12/01/18 ................     1,150,000       1,166,652
 Ottawa County GO, Catawba Isle, AMBAC Insured, Pre-Refunded, 7.00%, 9/01/11 ...............     1,500,000       1,572,990
 Ottawa County Sewer System Revenue, Danbury Project, Refunding,
     AMBAC Insured, 5.50%, 10/01/14 ........................................................     1,950,000       1,942,181
 Painesville Township Local School District GO, Lake County, FGIC Insured,
    5.625%, 12/01/09 .......................................................................     3,240,000       3,297,672
    5.65%, 12/01/15 ........................................................................     4,490,000       4,466,428

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                        AMOUNT           VALUE
------------------------------------------                                                        ------           -----
LONG TERM INVESTMENTS (CONT.)
Perrysburg Exempt Village School District,
    AMBAC Insured, 6.00%, 12/01/15 .........................................................    $ 2,000,000     $ 2,027,860
    Series B, FSA Insured, 5.00%, 12/01/25 .................................................      5,000,000       4,261,150
Pickerington Local School District GO,
    AMBAC Insured, 5.00%, 12/01/25 .........................................................      8,335,000       7,103,337
    Refunding, AMBAC Insured, 5.55%, 12/01/07 ..............................................      1,000,000       1,020,580
Powell Village GO, Series A, MBIA Insured, 5.60%, 12/01/22 .................................        445,000         424,610
Puerto Rico Commonwealth GO,
    FSA Insured, 5.40%, 7/01/25 ............................................................      3,000,000       2,826,300
    Refunding, MBIA Insured, 5.75%, 7/01/24 ................................................      2,000,000       1,986,860
Puerto Rico PBA Revenue, Government Facilities, Series A, AMBAC Insured, 5.50%, 7/01/21 ....      4,000,000       3,844,400
Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 7/01/21 .................     11,000,000      11,032,230
Revere Local School District GO, AMBAC Insured, 6.00%, 12/01/16 ............................      1,600,000       1,619,168
Reynoldsburg City School District GO, Refunding, FGIC Insured, 5.45%, 12/01/17 .............      4,075,000       3,922,228
Rural Lorain County Water Authority, Water Resource Revenue Improvement,
     AMBAC Insured, 5.875%, 10/01/24 .......................................................      3,100,000       3,026,995
Salem GO, AMBAC Insured, 6.50%, 12/01/06 ...................................................      2,000,000       2,165,020
South Range Local School District GO, MBIA Insured, 6.15%, 12/01/18 ........................        700,000         710,045
Southwest Regional Water District Revenue, MBIA Insured, 6.00%,
    12/01/15 ...............................................................................      1,000,000       1,013,710
    12/01/20 ...............................................................................        700,000         702,618
 South-Western City School District of Ohio Franklin and Pickway Counties GO,
      FGIC Insured, ETM, 7.875%,
    12/01/04 ...............................................................................        550,000         616,237
    12/01/06 ...............................................................................        600,000         690,990
    12/01/07 ...............................................................................        600,000         699,930
 St. Mary's Electric System Mortgage Revenue, AMBAC Insured, 6.65%, 12/01/11 ...............        600,000         629,454
 St. Mary's Waterworks Revenue, AMBAC Insured, 6.65%, 12/01/11 .............................        750,000         786,818
 Stark County GO, Refunding, AMBAC Insured, 5.70%, 11/15/17 ................................      2,775,000       2,747,306
 Steubenville City School District, Series A, AMBAC Insured, Pre-Refunded, 6.20%, 12/01/17..      2,075,000       2,205,829
 Struthers City School District, AMBAC Insured, 6.50%, 12/01/14 ............................      1,750,000       1,848,315
 Summit County GO, Limited Tax, Refunding, Series B, AMBAC Insured, 6.95%, 8/01/08 .........        400,000         417,880
 Sylvania City School District, FGIC Insured, 5.75%, 12/01/22 ..............................      4,830,000       4,698,189
 Toledo GO, Limited Tax,
    AMBAC Insured, 5.95%, 12/01/15 .........................................................      3,715,000       3,772,100
    AMBAC Insured, 6.00%, 12/01/16 .........................................................      1,000,000       1,017,580
    FGIC Insured, 7.375%, 12/01/00 .........................................................        500,000         510,915
    FGIC Insured, 7.375%, 12/01/02 .........................................................        400,000         425,832
    FGIC Insured, 7.375%, 12/01/03 .........................................................        650,000         702,975
    FGIC Insured, 7.375%, 12/01/04 .........................................................        650,000         712,121
    FGIC Insured, 7.375%, 12/01/05 .........................................................        650,000         720,038
    FGIC Insured, 7.375%, 12/01/06 .........................................................        625,000         697,294
 Trumbull County Hospital Revenue, Refunding and Improvement,
    Series A, FGIC Insured, Pre-Refunded, 6.25%, 11/15/12 ..................................      1,000,000       1,047,500
    Series B, FGIC Insured, Pre-Refunded, 6.90%, 11/15/12 ..................................      2,000,000       2,109,880
 Twinsburg City School District, FSA Insured, 6.70%, 12/01/11 ..............................      4,000,000       4,193,480
 University of Akron General Receipts, FGIC Insured,
    5.70%, 1/01/24 .........................................................................      7,300,000       7,050,413
    5.75%, 1/01/29 .........................................................................      1,500,000       1,438,815
 University of Cincinnati COP, MBIA Insured, Pre-Refunded, 6.75%, 12/01/09 .................      1,600,000       1,685,056
 University of Cincinnati General Receipt,
    Series AD, MBIA Insured, 5.125%, 6/01/20 ...............................................      1,500,000       1,335,930
    Series W, MBIA Insured, 5.85%, 6/01/16 .................................................      1,630,000       1,640,334
 University of Puerto Rico Revenues, Series M, MBIA Insured, 5.25%, 6/01/25 ................      6,000,000       5,490,720
 University of Toledo General Receipt, Refunding, Series A, FGIC Insured, 5.90%, 6/01/20 ...      5,500,000       5,480,090
 Upper Arlington County School District GO, MBIA Insured, 5.25%, 12/01/22 ..................      5,000,000       4,497,400
 Urbana Wastewater Treatment Plant GO, Improvement, AMBAC Insured, 7.05%, 12/01/11 .........      1,000,000       1,069,860
 Valley Local School District, AMBAC Insured, 7.00%, 12/01/13 ..............................      1,400,000       1,517,166

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                 PRINCIPAL
   FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                       AMOUNT            VALUE
   ------------------------------------------                                                       ------            -----
   LONG TERM INVESTMENTS (CONT.)
   Warren GO,
       MBIA Insured, Pre-Refunded, 6.65%, 11/01/12 .............................................  $ 2,415,000    $  2,601,245
       Refunding, AMBAC Insured, 5.50%, 11/15/13 ...............................................    1,015,000       1,011,042
   Wausen Exempt Village School District GO, Refunding and School Improvements,
        MBIA Insured, 5.50%, 12/01/17 ..........................................................    1,800,000       1,742,418
   Wayne Local School District GO, Warren County, AMBAC Insured, 6.10%, 12/01/24 ...............    1,800,000       1,811,916
   Westerville, Minerva Park, and Blendon Joint Township Hospital District Revenue,
        St. Ann's Hospital, Refunding, Series B, AMBAC Insured,
       ETM, 7.00%, 9/15/12 .....................................................................    5,000,000       5,279,091
   Wilmington City School District GO, FGIC Insured, 6.30%, 12/01/14 ...........................    2,000,000       2,086,620
   Wilmington Water Revenue, First Mortgage System, AMBAC Insured, 6.00%, 6/15/21 ..............    2,510,000       2,517,856
   Woodmore Local School District GO, Refunding, AMBAC Insured, 5.65%, 12/01/08 ................      500,000         510,755
   Wooster City School District GO, AMBAC Insured, Pre-Refunded, 6.50%, 12/01/17 ...............    8,700,000       9,237,312
   Worthington City School District GO, Refunding, FGIC Insured, 6.375%, 12/01/12 ..............    2,350,000       2,459,651
   Youngstown State University General Receipts, AMBAC Insured, Pre-Refunded, 6.00%, 12/15/16 ..    2,250,000       2,385,945
                                                                                                                 ------------
   TOTAL LONG TERM INVESTMENTS (COST $728,878,807) .............................................                  718,632,163
                                                                                                                 ------------

(a)SHORT TERM INVESTMENT .4%
   Ohio State Air Quality Development Authority Revenue, Cincinnati Gas and Electric,
        Refunding, Series A, Daily VRDN and Put, 3.75%,
       9/01/30 (COST $2,900,000) ...............................................................    2,900,000       2,900,000
                                                                                                                 ------------
    TOTAL INVESTMENTS (COST $731,778,807) 98.9% ................................................                  721,532,163
    OTHER ASSETS, LESS LIABILITIES 1.1% ........................................................                    7,808,733
                                                                                                                 ------------
    NET ASSETS 100.0% ..........................................................................                 $729,340,896
                                                                                                                 ============

See glossary of terms on page 94.

(a)Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b)Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

GLOSSARY OF TERMS
-----------------
AMBAC  - American Municipal Bond Assurance Corp.
BART   - Bay Area Rapid Transit
BIG    - Bond Investors Guaranty Insurance Co. (acquired by MBIA in 1989 and no longer does business under this name).
CDA    - Community Development Authority/Agency
CDD    - Community Development District
COP    - Certificate of Participation
EDA    - Economic Development Authority
EDC    - Economic Development Corp.
EDR    - Economic Development Revenue
ETM    - Escrow to Maturity
FGIC   - Financial Guaranty Insurance Co.
FNMA   - Federal National Mortgage Association
FSA    - Financial Security Assistance (some of the securities shown as FSA Insured were originally issued by Capital Guaranty Insurance Co. (CGIC) which was acquired by FSA in 1995 and no longer does business under this name).
GNMA   - Government National Mortgage Association
GO     - General Obligation
HDA    - Housing Development Authority/Agency
HDC    - Housing Development Corp.
HFA    - Housing Finance Authority/Agency
HFAR   - Housing Finance Authority Revenue
HFC    - Housing Finance Corp.
HMR    - Home Mortgage Revenue
ID     - Improvement District
IDA    - Industrial Development Authority/Agency
IDAR   - Industrial Development Authority/Agency Revenue
IDB    - Industrial Development Board
IDR    - Industrial Development Revenue
ISD    - Independent School District
LP     - Limited Partnership
MBIA   - Municipal Bond Investors Assurance Corp.
MF     - Multi-Family
MFHR   - Multi-Family Housing Revenue
MFMR   - Multi-Family Mortgage Revenue
MFR    - Multi-Family Revenue
MUD    - Municipal Utility District
PBA    - Public Building Authority
PCC    - Pollution Control Corporation
PCFA   - Pollution Control Financing Authority
PCR    - Pollution Control Revenue
PUD    - Public Utility District
RDA    - Redevelopment Authority/Agency
RDAR   - Redevelopment Authority/Agency Revenue
RMR    - Residential Mortgage Revenue
SF     - Single Family
SFM    - Single Family Mortgage
SFHR   - Single Family Housing Revenue
SFMR   - Single Family Mortgage Revenue
UHSD   - Unified High School District
USD    - Unified School District
VRDN   - Variable Rate Demand Notes

FRANKLIN TAX-FREE TRUST
Financial Statements


STATEMENTS OF ASSETS AND LIABILITIES
FEBRUARY 29, 2000


                                                             FRANKLIN          FRANKLIN                            FRANKLIN
                                                          ARIZONA INSURED  FLORIDA INSURED       FRANKLIN       MASSACHUSETTS
                                                              TAX-FREE        TAX-FREE       INSURED TAX-FREE  INSURED TAX-FREE
                                                             INCOME FUND     INCOME FUND        INCOME FUND       INCOME FUND
Assets:
 Investments in securities:
  Cost ..................................................   $75,855,657     $110,987,249     $ 1,516,627,349     $345,894,280
                                                            ==================================================================
  Value .................................................    72,128,323      107,402,293       1,488,307,171      338,124,599
 Cash ...................................................        52,291           97,994              16,348           28,243
 Receivables:
  Capital shares sold ...................................         6,717            2,482             402,160          251,872
  Interest ..............................................       806,983        1,887,537          22,045,842        4,497,579
                                                            -----------------------------------------------------------------
Total assets ............................................    72,994,314      109,390,306       1,510,771,521      342,902,293
                                                            -----------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .......................          --               --                  --          7,587,773
  Capital shares redeemed ...............................       271,731          239,451           4,116,635          570,392
  Affiliates ............................................        47,909           70,891             813,200          203,476
  Shareholders ..........................................        31,023           59,520             937,128          178,899
 Distributions to shareholders ..........................       113,544          174,049           2,575,492          559,143
 Other liabilities ......................................        12,958           15,095              93,312           19,195
Total liabilities .......................................       477,165          559,006           8,535,767        9,118,878
                                                            -----------------------------------------------------------------
 Net assets, at value ...................................   $72,517,149     $108,831,300     $ 1,502,235,754     $333,783,415
                                                            =================================================================
Net assets consist of:
 Undistributed net investment income ....................   $      --       $      7,872     $          --       $       --
 Accumulated distributions in excess of net
     investment income ..................................        (9,222)            --            (1,863,569)        (138,563)
 Net unrealized depreciation ............................    (3,727,334)      (3,584,956)        (28,320,178)      (7,769,681)
 Accumulated net realized loss ..........................    (1,047,218)      (1,809,902)         (4,586,441)      (1,390,941)
 Capital shares .........................................    77,300,923      114,218,286       1,537,005,942      343,082,600
                                                            -----------------------------------------------------------------
 Net assets, at value ...................................   $72,517,149     $108,831,300     $ 1,502,235,754     $333,783,415
                                                            =================================================================
CLASS A:
 Net assets, at value ...................................   $72,517,149     $108,831,300     $ 1,445,545,966     $306,530,761
                                                            =================================================================
 Shares outstanding .....................................     7,365,906       11,324,522         128,564,290       28,511,780
                                                            =================================================================
 Net asset value per share* .............................   $      9.84     $       9.61     $         11.24     $      10.75
                                                            =================================================================
 Maximum offering price per share (net asset
     value per share / 95.75%) ..........................   $     10.28     $      10.04     $         11.74     $      11.23
                                                            =================================================================
CLASS B:
 Net assets, at value ...................................          --               --       $        63,251             --
                                                            =================================================================
 Shares outstanding .....................................          --               --                 5,626             --
                                                            =================================================================
 Net asset value and maximum offering price per share* ..          --               --       $         11.24             --
                                                            =================================================================
CLASS C:
 Net assets, at value ...................................          --               --       $    56,626,537     $ 27,252,654
                                                            =================================================================
 Shares outstanding .....................................          --               --             5,005,935        2,521,596
                                                            =================================================================
 Net asset value per share* .............................          --               --       $         11.31     $      10.81
                                                            =================================================================
 Maximum offering price per share (net asset
     value per share / 99%) ........                               --               --       $         11.43     $      10.92
                                                            =================================================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)


STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
FEBRUARY 29, 2000

                                                                              FRANKLIN         FRANKLIN          FRANKLIN
                                                                              MICHIGAN         MINNESOTA           OHIO
                                                                          INSURED TAX-FREE  INSURED TAX-FREE  INSURED TAX-FREE
                                                                             INCOME FUND      INCOME FUND      INCOME FUND
                                                                             -----------      -----------      -----------
Assets:
 Investments in securities:
  Cost ...............................................................    $1,094,979,090     $486,964,868     $731,778,807
                                                                          ================================================
  Value ..............................................................     1,093,535,259      470,094,390      721,532,163
 Cash ................................................................            47,650            1,153          387,159
 Receivables:
  Investment securities sold .........................................         5,338,613        4,080,943        1,479,395
  Capital shares sold ................................................           589,838           59,979          323,595
  Interest ...........................................................        17,804,986        5,051,717       11,259,649
                                                                          ------------------------------------------------
Total assets .........................................................     1,117,316,346      479,288,182      734,981,961
                                                                          ------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ....................................         4,737,675        3,859,207        1,493,085
  Capital shares redeemed ............................................         2,455,701        1,089,782        2,039,351
  Affiliates .........................................................           611,272          277,189          426,384
  Shareholders .......................................................           575,781          282,215          421,969
 Distributions to shareholders .......................................         1,846,924          785,216        1,217,638
 Other liabilities ...................................................            36,336           24,148           42,638
                                                                          ------------------------------------------------
Total liabilities ....................................................        10,263,689        6,317,757        5,641,065
                                                                          ------------------------------------------------
 Net assets, at value ................................................    $1,107,052,657     $472,970,425     $729,340,896
                                                                          ================================================
Net assets consist of:
 Accumulated distributions in excess of net investment income ........    $     (856,242)    $   (375,804)    $   (160,736)
 Net unrealized depreciation .........................................        (1,443,831)     (16,870,478)     (10,246,644)
 Accumulated net realized loss .......................................        (1,391,908)      (1,391,185)      (1,293,348)
 Capital shares ......................................................     1,110,744,638      491,607,892      741,041,624
                                                                          ------------------------------------------------
 Net assets, at value ................................................    $1,107,052,657     $472,970,425     $729,340,896
                                                                          ================================================
CLASS A:
 Net assets, at value ................................................    $1,057,786,538     $451,142,338     $689,083,648
                                                                          ================================================
 Shares outstanding ..................................................        93,000,756       40,539,553       59,823,757
                                                                          ================================================
 Net asset value per share* ..........................................    $        11.37     $      11.13     $      11.52
                                                                          ================================================
 Maximum offering price per share (net asset value per share / 95.75%)    $        11.87     $      11.62     $      12.03
                                                                          ================================================
CLASS B:
 Net assets, at value ................................................    $      228,103             --       $     75,913
                                                                          ================================================
 Shares outstanding ..................................................            20,036             --              6,587
                                                                          ================================================
 Net asset value and maximum offering price per share* ...............    $        11.38                      $      11.52
                                                                          ================================================
CLASS C:
 Net assets, at value ................................................    $   49,038,016     $ 21,828,087     $ 40,181,335
                                                                          ================================================
 Shares outstanding ..................................................         4,282,577        1,952,137        3,468,877
                                                                          ================================================
 Net asset value per share* ..........................................    $        11.45     $      11.18     $      11.58
                                                                          ================================================
 Maximum offering price per share (net asset value per share / 99%) ..    $        11.57     $      11.29     $      11.70
                                                                          ================================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 29, 2000

                                                             FRANKLIN         FRANKLIN         FRANKLIN         FRANKLIN
                                                             ARIZONA          FLORIDA          INSURED         MASSACHUSETTS
                                                        INSURED TAX-FREE  INSURED TAX-FREE  INSURED TAX-FREE  INSURED TAX-FREE
                                                           INCOME FUND      INCOME FUND      INCOME FUND       INCOME FUND
                                                           -----------      -----------      -----------       -----------
Investment income:
 Interest ..........................................    $   4,515,640     $   6,609,236     $  97,587,364     $  20,888,158
                                                        -------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..........................          511,640           718,877         7,715,627         1,854,148
 Distribution fees (Note 3)
  Class A ..........................................           82,594           119,404         1,424,689           307,504
  Class B ..........................................             --                --                  11              --
  Class C ..........................................             --                --             409,101           176,916
 Transfer agent fees (Note 3) ......................           29,481            41,633           708,052           152,248
 Custodian fees ....................................              869             1,231            16,319             3,565
 Reports to shareholders ...........................            4,661             7,717           147,775            35,101
 Registration and filing fees ......................           12,860             7,845           105,545            23,008
 Professional fees .................................            5,541             6,232            35,788            10,734
 Trustees' fees and expenses .......................              817             1,182            16,572             3,597
 Other .............................................           16,790            14,953           106,715            27,733
                                                        -------------------------------------------------------------------
     Total expenses ................................          665,253           919,074        10,686,194         2,594,554
     Expenses waived/paid by affiliate (Note 3) ....             --             (13,253)             --                --
                                                        -------------------------------------------------------------------
      Net expenses .................................          665,253           905,821        10,686,194         2,594,554
     Net investment income .........................        3,850,387         5,703,415        86,901,170        18,293,604
                                                        -------------------------------------------------------------------
Realized and unrealized losses:
 Net realized loss from investments ................         (864,384)         (542,354)       (4,583,322)       (1,390,941)
 Net unrealized depreciation on investments ........       (7,201,575)      (10,374,422)     (139,213,298)      (29,607,121)
                                                        -------------------------------------------------------------------
Net realized and unrealized loss ...................       (8,065,959)      (10,916,776)     (143,796,620)      (30,998,062)
                                                        -------------------------------------------------------------------
Net decrease in net assets resulting from operations    $  (4,215,572)    $  (5,213,361)    $ (56,895,450)    $ (12,704,458)
                                                        ===================================================================

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED FEBRUARY 29, 2000

                                                         FRANKLIN          FRANKLIN          FRANKLIN
                                                         MICHIGAN          MINNESOTA           OHIO
                                                     INSURED TAX-FREE  INSURED TAX-FREE  INSURED TAX-FREE
                                                         INCOME FUND     INCOME FUND       INCOME FUND
                                                         -----------     -----------       -----------
Investment income:
 Interest ..........................................    $ 67,977,706     $ 29,196,489     $ 45,283,561
                                                        ----------------------------------------------
Expenses:
 Management fees (Note 3) ..........................       5,567,281        2,541,127        3,798,880
 Distribution fees (Note 3)
  Class A ..........................................       1,027,547          440,429          687,814
  Class B ..........................................              78             --                 23
  Class C ..........................................         344,431          147,528          278,085
 Transfer agent fees (Note 3) ......................         589,143          251,186          390,629
 Custodian fees ....................................          11,880            5,142            7,839
 Reports to shareholders ...........................         118,016           43,957           72,193
 Registration and filing fees ......................          25,730           17,315           27,226
 Professional fees .................................          23,778           14,618           22,696
 Trustees' fees and expenses .......................          11,760            5,721            7,856
 Insurance .........................................            --               --              7,051
 Other .............................................          66,826           25,668           49,766
                                                        ----------------------------------------------
     Total expenses ................................       7,786,470        3,492,691        5,350,058
                                                        ----------------------------------------------
      Net investment income ........................      60,191,236       25,703,798       39,933,503
                                                        ----------------------------------------------
Realized and unrealized losses:
 Net realized loss from investments ................      (1,175,679)      (1,391,185)      (1,293,348)
 Net unrealized depreciation on investments ........     (90,745,904)     (42,186,535)     (62,487,259)
                                                        ----------------------------------------------
Net realized and unrealized loss ...................     (91,921,583)     (43,577,720)     (63,780,607)
                                                        ----------------------------------------------
Net decrease in net assets resulting from operations    $(31,730,347)    $(17,873,922)    $(23,847,104)
                                                        ==============================================

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED FEBRUARY 29, 2000 AND FEBRUARY 28, 1999

                                                        FRANKLIN ARIZONA INSURED            FRANKLIN FLORIDA INSURED
                                                          TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                                                         2000              1999               2000             1999
                                                         ----              ----               ----             ----
Increase (decrease) in net assets:
 Operations:
  Net investment income .......................    $   3,850,387     $   3,274,625     $   5,703,415     $   5,520,101
  Net realized gain (loss) from investments ...         (864,384)           64,058          (542,354)            2,867
  Net unrealized appreciation (depreciation) on
    investments ...............................       (7,201,575)          334,186       (10,374,422)          979,147
                                                   -------------------------------------------------------------------
      Net increase (decrease) in net assets
        resulting from operations .............       (4,215,572)        3,672,869        (5,213,361)        6,502,115
 Distributions to shareholders from:
  Net investment income .......................       (3,918,083)       (3,262,224)       (5,735,968)       (5,528,406)
  In excess of net investment income ..........           (9,222)             --                --                --
                                                   -------------------------------------------------------------------
 Total distributions to shareholders ..........       (3,927,305)       (3,262,224)       (5,735,968)       (5,528,406)
 Capital share transactions: (Note 2) .........          (24,399)       22,215,047        (4,707,193)       22,008,531
                                                   -------------------------------------------------------------------
Net increase (decrease) in net assets .........       (8,167,276)       22,625,692       (15,656,522)       22,982,240
Net assets :
 Beginning of year ............................       80,684,425        58,058,733       124,487,822       101,505,582
                                                   -------------------------------------------------------------------
 End of year ..................................    $  72,517,149     $  80,684,425     $ 108,831,300     $ 124,487,822
                                                   ===================================================================
Undistributed net investment income
 (accumulated distributions in excess of net
 investment income) included in net assets:
  End of year .................................    $      (9,222)    $      67,696     $       7,872     $      40,425
                                                   ===================================================================

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 29, 2000 AND FEBRUARY 28, 1999

                                                                 FRANKLIN INSURED              FRANKLIN MASSACHUSETTS INSURED
                                                               TAX-FREE INCOME FUND                 TAX-FREE INCOME FUND
                                                            2000               1999                2000               1999
                                                            ----               ----                ----               ----
Increase (decrease) in net assets:
 Operations:
  Net investment income .......................    $    86,901,170     $    89,621,811     $    18,293,604     $    17,503,725
  Net realized gain (loss) from investments ...         (4,583,322)         10,620,546          (1,390,941)            549,086
  Net unrealized depreciation on investments ..       (139,213,298)         (3,082,372)        (29,607,121)             (1,068)
                                                   ---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
      from operations .........................        (56,895,450)         97,159,985         (12,704,458)         18,051,743
 Distributions to shareholders from:
  Net investment income:
   Class A ....................................        (83,999,774)        (87,334,716)        (17,014,519)        (16,632,794)
   Class B ....................................                (71)               --                  --                  --
   Class C ....................................         (2,901,325)         (2,287,095)         (1,233,276)           (844,761)
  In excess of net investment income:
   Class A ....................................           (128,561)           (856,324)               --                  --
   Class C ....................................             (4,440)            (22,408)               --                  --
  Net realized gains:
   Class A ....................................         (2,954,541)        (13,902,736)               --            (1,931,958)
   Class C ....................................           (115,941)           (425,541)               --              (108,794)
                                                   ---------------------------------------------------------------------------
 Total distributions to shareholders ..........        (90,104,653)       (104,828,820)        (18,247,795)        (19,518,307)
 Capital share transactions: (Note 2)
   Class A ....................................       (140,018,064)         49,150,017          (4,931,023)         13,335,276
   Class B ....................................             63,000                --                  --                  --
   Class C ....................................         (2,989,153)         27,381,709           3,286,208          12,428,507
                                                   ---------------------------------------------------------------------------
 Total capital share transactions .............       (142,944,217)         76,531,726          (1,644,815)         25,763,783
Net increase (decrease) in net assets .........       (289,944,320)         68,862,891         (32,597,068)         24,297,219
Net assets
 Beginning of year ............................      1,792,180,074       1,723,317,183         366,380,483         342,083,264
                                                   ---------------------------------------------------------------------------
 End of year ..................................    $ 1,502,235,754     $ 1,792,180,074     $   333,783,415     $   366,380,483
                                                   ===========================================================================

Accumulated distributions in excess of net
      investment income included in net
      assets:
  End of year .................................    $    (1,863,569)    $    (1,730,568)    $      (138,563)    $      (184,372)
                                                   ===========================================================================


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)

FOR THE YEARS ENDED FEBRUARY 29, 2000 AND FEBRUARY 28, 1999


                                                             FRANKLIN MICHIGAN INSURED             FRANKLIN MINNESOTA INSURED
                                                               TAX-FREE INCOME FUND                   TAX-FREE INCOME FUND
                                                               --------------------                   --------------------
                                                            2000                 1999               2000                   1999
                                                            ----                 ----               ----                   ----
Increase (decrease) in net assets:
Operations:
  Net investment income ........................    $    60,191,236      $    59,062,198      $    25,703,798      $    25,893,137
  Net realized gain (loss) from investments ....         (1,175,679)           2,222,023           (1,391,185)           1,829,574
  Net unrealized appreciation (depreciation)
   on investments ..............................        (90,745,904)          10,636,500          (42,186,535)          (1,790,539)
                                                   --------------------------------------------------------------------------------
     Net increase (decrease) in net assets
       resulting from operations ...............        (31,730,347)          71,920,721          (17,873,922)          25,932,172
Distributions to shareholders from:
Net investment income:
   Class A .....................................        (57,627,770)         (56,963,881)         (24,693,081)         (25,368,828)
   Class B .....................................               (470)                --                   --                   --
   Class C .....................................         (2,366,024)          (1,809,222)          (1,010,717)            (681,854)
In excess of net investment income:
   Class A .....................................               --                   --               (315,053)             (46,601)
   Class C .....................................               --                   --                (12,896)              (1,254)
Net realized gains:
   Class A .....................................            (29,134)          (5,139,566)          (1,012,367)            (856,454)
   Class C .....................................             (1,391)            (185,565)             (45,306)             (29,745)
                                                   --------------------------------------------------------------------------------
 Total distributions to shareholders ...........        (60,024,789)         (64,098,234)         (27,089,420)         (26,984,736)
 Capital share transactions: (Note 2)
   Class A .....................................        (15,930,404)          11,242,515          (21,060,438)          20,874,563
   Class B .....................................            226,865                 --                   --                   --
   Class C .....................................          3,195,982           16,812,877            2,924,255           10,802,209
                                                   --------------------------------------------------------------------------------
 Total capital share transactions ..............        (12,507,557)          28,055,392          (18,136,183)          31,676,772
    Net increase (decrease) in net assets ......       (104,262,693)          35,877,879          (63,099,525)          30,624,208
Net assets
 Beginning of year .............................      1,211,315,350        1,175,437,471          536,069,950          505,445,742
                                                   --------------------------------------------------------------------------------
 End of year ...................................    $ 1,107,052,657      $ 1,211,315,350      $   472,970,425      $   536,069,950
                                                   ================================================================================
Accumulated distributions in excess of net
investment income included in net
 assets:
  End of year ..................................    $      (856,242)     $    (1,057,561)     $      (375,804)     $       (47,855)
                                                   ================================================================================


                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)

FOR THE YEARS ENDED FEBRUARY 29, 2000 AND FEBRUARY 28, 1999


                                                                                         FRANKLIN OHIO INSURED
                                                                                         TAX-FREE INCOME FUND
                                                                                         --------------------
                                                                                      2000               1999
                                                                                      ----               ----
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................     $  39,933,503      $  39,188,055
  Net realized gain (loss) from investments ................................        (1,293,348)         2,482,460
  Net unrealized appreciation (depreciation) on investments ................       (62,487,259)         1,410,754
                                                                                 ---------------------------------
      Net increase (decrease) in net assets resulting from operations ......       (23,847,104)        43,081,269
 Distributions to shareholders from:
  Net investment income:
   Class A .................................................................       (38,019,372)       (37,252,026)
   Class B .................................................................              (123)              --
   Class C .................................................................        (1,914,008)        (1,528,613)
  In excess of net investment income:
   Class A .................................................................          (126,788)              --
   Class C .................................................................            (6,383)              --
  Net realized gains:
   Class A .................................................................        (1,086,554)        (1,823,769)
   Class C .................................................................           (61,042)           (89,688)
                                                                                 ---------------------------------
Total distributions to shareholders                                                (41,214,270)       (40,694,096)
Capital share transactions: (Note 2)
   Class A .................................................................       (25,936,766)        33,237,755
   Class B .................................................................            75,442               --
   Class C .................................................................         1,413,023         13,967,984
                                                                                 ---------------------------------
Total capital share transactions ...........................................       (24,448,301)        47,205,739
      Net increase (decrease) in net assets ................................       (89,509,675)        49,592,912
Net assets
 Beginning of year .........................................................       818,850,571        769,257,659
                                                                                 ---------------------------------
 End of year ...............................................................     $ 729,340,896      $ 818,850,571
                                                                                 ---------------------------------
Accumulated distributions in excess of net investment income included in net assets:
 End of year ...............................................................     $    (160,736)     $     (27,565)
                                                                                 =================================


                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-six separate series (the Funds). All Funds included in this report are diversified except the Franklin Arizona Insured Tax-Free Income Fund and the Franklin Florida Insured Tax-Free Income Fund. The investment objective of the Funds included in this report is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

d. INSURANCE

The scheduled payments of interest and principal for each insured long-term municipal security in the Trust are insured by either a new issue insurance policy, a portfolio insurance policy, a secondary insurance policy, or by collateral guaranteed by an agency of the U.S. government.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security, included as an expense of the fund, or paid by a third party.

e. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the funds are indicated below. Effective February 1, 2000, the Franklin Insured Tax-Free Income Fund, Franklin Michigan Insured Tax-Free Income Fund, and the Franklin Ohio Insured Tax-Free Income Fund began offering a new class of shares, Class B. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                                          CLASS A & CLASS C                   CLASS A, CLASS B & CLASS C
----------------------------------------------------------------------------------------------------------------------------------
Franklin Arizona Insured                                    Franklin Massachusetts Insured        Franklin Insured Tax-Free Income
 Tax-Free Income Fund                                            Tax-Free Income Fund                     Fund
Franklin Florida Insured                                    Franklin Minnesota Insured            Franklin Ohio Insured Tax-Free
  Tax-Free Income Fund                                          Tax-Free Income Fund                     Income Fund



At February 29, 2000, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:



                                                         FRANKLIN ARIZONA INSURED          FRANKLIN FLORIDA INSURED
                                                           TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                           --------------------              --------------------
CLASS A SHARES:                                           SHARES        AMOUNT              SHARES       AMOUNT
                                                          ------        ------              ------       ------
Year ended February 29, 2000
 Shares sold                                           2,453,917      $ 25,296,356         3,353,488      $ 33,401,084
 Shares issued in reinvestment of distributions          198,966         2,037,874           202,653         2,024,670
 Shares redeemed                                      (2,729,952)      (27,358,629)       (4,057,502)      (40,132,947)
                                                      -----------     -------------       -----------     ------------
 Net decrease                                            (77,069)     $    (24,399)         (501,361)     $ (4,707,193)
                                                      -----------     -------------       -----------     ------------
Year ended February 28, 1999
 Shares sold                                           2,370,125      $ 25,660,758         3,700,444      $ 38,909,596
 Shares issued in reinvestment of distributions          146,945         1,590,252           182,603         1,917,371
 Shares redeemed                                        (466,289)       (5,035,963)       (1,790,202)      (18,818,436)
                                                      -----------     -------------       -----------     ------------

 Net increase                                          2,050,781      $ 22,215,047         2,092,845      $ 22,008,531
                                                      ===========     ============        ===========     ============



                                                                  FRANKLIN INSURED           FRANKLIN MASSACHUSETTS INSURED
                                                                TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                                --------------------              --------------------
CLASS A SHARES:                                                 SHARES        AMOUNT              SHARES       AMOUNT
                                                                ------        ------              ------       ------
Year ended February 29, 2000
 Shares sold                                                 19,707,494    $ 231,292,083         3,962,796    $ 44,900,906
 Shares issued in reinvestment of distributions               3,316,153       38,762,056           716,003       7,977,204
 Shares redeemed                                            (35,299,112)    (410,072,203)       (5,217,521)    (57,809,133)
                                                            -------------  --------------       -----------   -------------
 Net decrease                                               (12,275,465)   $(140,018,064)         (538,722)   $ (4,931,023)
                                                            =============  ===============       ===========   =============
Year ended February 28, 1999
 Shares sold                                                 20,347,674    $ 250,574,059          3,673,445    $ 43,120,431
 Shares issued in reinvestment of distributions               3,787,915       46,606,128            740,160       8,686,439
 Shares redeemed                                            (20,145,689)    (248,030,170)        (3,280,706)    (38,471,594)
                                                            -------------   --------------       -----------   -------------
 Net increase                                                 3,989,900    $  49,150,017          1,132,899    $ 13,335,276
                                                            =============  ===============       ===========   =============

CLASS B SHARES:
Year ended February 29, 2000(a)
 Shares sold                                                     14,530      $ 163,000
 Shares issued in reinvestment of distributions                       1             12
 Shares redeemed                                                 (8,905)      (100,012)
                                                            -------------    ----------
 Net increase                                                     5,626       $ 63,000
                                                            =============    ==========

FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                          FRANKLIN INSURED           FRANKLIN MASSACHUSETTS INSURED
                                                         TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                         --------------------              --------------------
CLASS C SHARES:                                          SHARES        AMOUNT              SHARES            AMOUNT
                                                         ------        ------              ------            ------
Year ended February 29, 2000
 Shares sold........................................   1,513,376      $ 17,938,774          966,201      $ 10,781,033
 Shares issued in reinvestment of distributions.....     157,205         1,849,145           76,607           856,655
 Shares redeemed....................................  (1,948,799)      (22,777,072)       (754,410)       (8,351,480)
                                                     ------------------------------------------------------------------
 Net increase (decrease)............................    (278,218)     $ (2,989,153)         288,398      $  3,286,208
                                                     ==================================================================
Year ended February 28, 1999
 Shares sold........................................   2,858,182      $ 35,405,965        1,236,934      $ 14,603,154
 Shares issued in reinvestment of distributions.....     143,445         1,775,301           59,445           700,881
 Shares redeemed....................................    (791,952)       (9,799,557)       (243,865)       (2,875,528)
                                                     ------------------------------------------------------------------
  Net increase......................................   2,209,675      $ 27,381,709        1,052,514      $ 12,428,507
                                                     ==================================================================


                                                              FRANKLIN MICHIGAN INSURED        FRANKLIN MINNESOTA INSURED
                                                                TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                                --------------------              --------------------
CLASS A SHARES:                                                 SHARES        AMOUNT              SHARES       AMOUNT
                                                                ------         ------              ------       ------
Year ended February 29, 2000
 Shares sold........................................         10,186,319     $ 121,214,207          3,490,337     $ 40,650,218
 Shares issued on merger (Note 7)...................          1,293,437        15,172,016                 --           --
 Shares issued in reinvestment of distributions.....          2,518,024        29,587,974          1,201,706       13,903,684
 Shares redeemed....................................        (15,575,753)     (181,904,601)        (6,592,039)    (75,614,340)
                                                           --------------------------------------------------------------------
 Net decrease                                                (1,577,973)    $ (15,930,404)        (1,899,996)    $(21,060,438)
                                                           ====================================================================
Year ended February 28, 1999
 Shares sold........................................          8,062,766     $  98,708,500          4,579,843     $ 55,803,476
 Shares issued in reinvestment of distributions.....          2,592,822        31,727,653          1,138,659       13,862,003
 Shares redeemed....................................         (9,743,467)     (119,193,638)        (4,006,455)    (48,790,916)
                                                           --------------------------------------------------------------------
 Net increase.......................................            912,121     $  11,242,515          1,712,047     $ 20,874,563
                                                           ====================================================================


CLASS B SHARES:
Year ended February 29, 2000(a)
 Shares sold........................................             20,025      $ 226,741
 Shares issued in reinvestment of distributions.....                 11            124
                                                           -----------------------------
 Net increase.......................................             20,036      $ 226,865
                                                           =============================

CLASS C SHARES:
Year ended February 29, 2000
 Shares sold........................................          1,409,896      $ 16,934,372            698,406     $  8,181,096
 Shares issued in reinvestment of distributions.....            136,796         1,617,620             66,230          767,862
 Shares redeemed....................................         (1,307,889)      (15,356,010)          (526,304)     (6,024,703)
                                                           -------------------------------------------------------------------
 Net increase.......................................            238,803      $  3,195,982            238,332     $  2,924,255
                                                           ===================================================================
Year ended February 28, 1999
 Shares sold........................................          1,687,220     $  20,782,927            967,191     $ 11,818,508
 Shares issued in reinvestment of distributions.....            114,497         1,411,093             38,858          475,238
 Shares redeemed....................................           (437,096)       (5,381,143)          (121,981)     (1,491,537)
                                                           -------------------------------------------------------------------
 Net increase.......................................          1,364,621     $  16,812,877            884,068     $ 10,802,209
                                                           ===================================================================

FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                      FRANKLIN OHIO INSURED
                                                                      TAX-FREE INCOME FUND
                                                                      --------------------
CLASS A SHARES:                                                SHARES                  AMOUNT
                                                               ------                   ------
Year ended February 29, 2000
 Shares sold...........................................       6,843,345            $  82,632,226
 Shares issued in reinvestment of distributions........       1,661,089               19,820,266
 Shares redeemed.......................................     (10,850,902)            (128,389,258)
                                                          ---------------------------------------
 Net decrease..........................................      (2,346,468)           $ (25,936,766)
                                                          =======================================
Year ended February 28, 1999
 Shares sold...........................................       7,474,825            $  93,338,302
 Shares issued in reinvestment of distributions........       1,562,346               19,499,382
 Shares redeemed.......................................      (6,380,336)             (79,599,929)
                                                          ---------------------------------------
 Net increase..........................................       2,656,835            $  33,237,755
                                                          =======================================
CLASS B SHARES:
Year ended February 29, 2000(a)
 Shares sold...........................................           6,586            $      75,434
 Shares issued in reinvestment of distributions........               1                        8
                                                          ---------------------------------------
 Net increase..........................................           6,587            $      75,442
                                                          =======================================
CLASS C SHARES:
Year ended February 29, 2000
 Shares sold...........................................         931,003            $  11,267,145
 Shares issued in reinvestment of distributions........         116,996                1,402,890
 Shares redeemed.......................................        (944,288)             (11,257,012)
                                                          ---------------------------------------
 Net increase..........................................         103,711            $   1,413,023
                                                          =======================================
Year ended February 28, 1999
 Shares sold...........................................       1,355,256            $  17,004,771
 Shares issued in reinvestment of distributions........          92,437                1,159,580
 Shares redeemed.......................................        (334,322)              (4,196,367)
                                                          ---------------------------------------
 Net increase..........................................       1,113,371            $  13,967,984
                                                          =======================================

(a)For the period February 1, 2000 (effective date) to February 29, 2000.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Funds' investment manager, principal underwriter, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

        ANNUALIZED FEE RATE        MONTH-END NET ASSETS
        -------------------        --------------------
    .625%                          First $100 million
    .500%                          Over $100 million, up to and including $250 million
    .450%                          In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees for the Franklin Florida Insured Tax-Free Income Fund through August 31, 1999, as noted in the Statement of Operations.

FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Funds reimburse Distributors up to .10%, .65%, and .65% per year of their average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors paid net commissions on sales of the funds' shares, and received contingent deferred sales charges for the year as follows:

                                       FRANKLIN         FRANKLIN                                 FRANKLIN
                                        ARIZONA         FLORIDA              FRANKLIN          MASSACHUSETTS
                                   INSURED TAX-FREE  INSURED TAX-FREE     INSURED TAX-FREE   INSURED TAX-FREE
                                      INCOME FUND      INCOME FUND           INCOME FUND        INCOME FUND
-------------------------------------------------------------------------------------------------------------------
Net commissions paid ...............    $ 19,134          $    691             $379,975            $104,665
Contingent deferred
 sales charges .....................    $ 10,224          $  1,130             $ 78,535            $ 29,631




                                                FRANKLIN                FRANKLIN          FRANKLIN
                                                MICHIGAN                MINNESOTA           OHIO
                                            INSURED TAX-FREE        INSURED TAX-FREE    INSURED TAX-FREE
                                               INCOME FUND             INCOME FUND        INCOME FUND
---------------------------------------------------------------------------------------------------------------------
Net commissions paid ....................      $307,087               $111,796           $184,101
Contingent deferred
 sales charges ..........................      $ 56,030               $ 37,510           $ 81,934

The funds paid transfer agent fees of $2,162,372, of which $1,825,421 was paid to Investor Services.


4. INCOME TAXES

At February 29, 2000, the funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                      FRANKLIN          FRANKLIN                                 FRANKLIN
                                                       ARIZONA          FLORIDA              FRANKLIN          MASSACHUSETTS
                                                  INSURED TAX-FREE   INSURED TAX-FREE     INSURED TAX-FREE   INSURED TAX-FREE
                                                     INCOME FUND       INCOME FUND           INCOME FUND        INCOME FUND
--------------------------------------------------------------------------------------------------------------------------------
Capital loss carryovers expiring in:
2003 .......................................     $  165,472           $1,100,392           $       --          $        --
2005 .......................................         17,363              167,156                   --                   --
2007 .......................................             --                   --                   --                   --
2008 .......................................        698,822              497,948            3,533,187            1,247,097
---------------------------------------------------------------------------------------------------------------------------------
                                                 $  881,657           $1,765,496           $3,533,187           $1,247,097
=================================================================================================================================


                                                     FRANKLIN                FRANKLIN            FRANKLIN
                                                     MICHIGAN                MINNESOTA             OHIO
                                                  INSURED TAX-FREE      INSURED TAX-FREE    INSURED TAX-FREE
                                                    INCOME FUND            INCOME FUND         INCOME FUND
-------------------------------------------------------------------------------------------------------------------
Capital loss carryovers expiring in:

2003 .....................................      $       --          $        --           $       --
2005 .....................................              --                   --                   --
2007 .....................................         104,203                   --                   --
2008 .....................................          68,409            1,391,185            1,196,416
-------------------------------------------------------------------------------------------------------------------
                                                $  172,612           $1,391,185           $1,196,416
===================================================================================================================

At February 29, 2000, the following funds have deferred capital losses occurring subsequent to October 31, 1999. For tax purposes, such losses will be reflected in the year ending February 28, 2001.

          FRANKLIN           FRANKLIN                                 FRANKLIN            FRANKLIN            FRANKLIN
          ARIZONA            FLORIDA              FRANKLIN          MASSACHUSETTS         MICHIGAN             OHIO
      INSURED TAX-FREE    INSURED TAX-FREE     INSURED TAX-FREE   INSURED TAX-FREE     INSURED TAX-FREE     INSURED TAX-FREE
          INCOME FUND        INCOME FUND           INCOME FUND        INCOME FUND          INCOME FUND        INCOME FUND
---------------------------------------------------------------------------------------------------------------------------
       $  165,561           $   44,406           $1,050,135           $  143,844           $1,107,270        $   96,932


Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

At February 29, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

                                           FRANKLIN                  FRANKLIN                                           FRANKLIN
                                           ARIZONA                    FLORIDA                 FRANKLIN                MASSACHUSETTS
                                       INSURED TAX-FREE            INSURED TAX-FREE        INSURED TAX-FREE         INSURED TAX-FREE
                                          INCOME FUND                INCOME FUND               INCOME FUND              INCOME FUND
                                     ----------------------------------------------------------------------------------------------

Investments at cost ............      $    75,855,657            $   110,987,249            $ 1,516,630,468         $   345,894,280
                                     ==============================================================================================
Unrealized appreciation ........      $       689,986            $     1,214,646            $    30,684,740         $     5,082,618
Unrealized depreciation ........           (4,417,320)                (4,799,602)               (59,008,037)            (12,852,299)
                                     ----------------------------------------------------------------------------------------------
Net unrealized depreciation ....      $    (3,727,334)           $    (3,584,956)           $   (28,323,297)        $    (7,769,681)
                                     ==============================================================================================


                                          FRANKLIN                  FRANKLIN                 FRANKLIN
                                          MICHIGAN                  MINNESOTA                  OHIO
                                       INSURED TAX-FREE         INSURED TAX-FREE          INSURED TAX-FREE
                                           INCOME FUND             INCOME FUND                INCOME FUND
                                     -------------------        -------------------      -----------------
Investments at cost ............     $ 1,095,091,116            $   486,964,868            $   731,778,807
                                     ======================================================================
Unrealized appreciation ........     $    29,172,174            $     5,678,298            $    14,819,387
Unrealized depreciation ........         (30,728,031)               (22,548,776)               (25,066,031)
                                     ----------------------------------------------------------------------
Net unrealized depreciation ....     $    (1,555,857)           $   (16,870,478)           $   (10,246,644)
                                     ======================================================================


FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended February 29, 2000, were as follows:

                       FRANKLIN           FRANKLIN                                      FRANKLIN
                       ARIZONA            FLORIDA                FRANKLIN             MASSACHUSETTS
                   INSURED TAX-FREE    INSURED TAX-FREE       INSURED TAX-FREE       INSURED TAX-FREE
                      INCOME FUND        INCOME FUND           INCOME FUND              INCOME FUND

------------------------------------------------------------------------------------------------------
Purchases ......    $ 27,731,508           $ 27,695,469           $218,961,897           $ 91,891,457
Sales ..........    $ 26,782,132           $ 31,033,052           $367,050,295           $ 90,072,934





                          FRANKLIN                FRANKLIN                FRANKLIN
                          MICHIGAN                MINNESOTA                 OHIO
                      INSURED TAX-FREE        INSURED TAX-FREE          INSURED TAX-FREE
                          INCOME FUND             INCOME FUND             INCOME FUND

-----------------------------------------------------------------------------------------
Purchases ............     $159,964,006           $ 79,776,178           $ 75,008,833
Sales ................     $165,034,805           $ 91,614,026           $104,266,962

6. CREDIT RISK

The funds have investments in excess of 10% of their total net assets in their respective states and/or U.S. territories and possessions except the Franklin Insured Tax-Free Income Fund which has investments in excess of 10% of its total net assets in the state of Texas. Such concentration may subject the funds more significantly to economic changes occurring within those states and/or U.S. territories and possessions.


7. FUND MERGER

On August 26, 1999, the Franklin Michigan Insured Tax-Free Income Fund acquired the net assets of Franklin Michigan Tax-Free Income Fund pursuant to a plan of reorganization approved by Franklin Michigan Tax-Free Income Fund's shareholders. The merger was accomplished by a tax-free exchange of 1,293,437 Class A shares of the Franklin Michigan Insured Tax-Free Income Fund (valued at $11.73) for the net assets of the Franklin Michigan Tax-Free Income Fund which aggregated $15,172,016, including $346,476 of unrealized depreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the Franklin Michigan Insured Tax-Free Income Fund immediately after the merger were $1,206,193,329.


8. CREDIT FACILITY

Certain Franklin Templeton Funds, including the Franklin Tax-Free Trust, are participants in a $750 million senior unsecured credit agreement for temporary or emergency purposes. The termination date of the agreement is March 1, 2000. Interest is calculated on the Funds' borrowings at market rates. At February 29, 2000, the Trust had not utilized this credit facility.


FRANKLIN TAX-FREE TRUST

INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF THE FRANKLIN TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting part of the Franklin Tax-Free Trust (hereafter referred to as the "Trust") at February 29, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
April 3, 2000

FRANKLIN TAX-FREE TRUST

TAX DESIGNATION

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Trust hereby designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 29, 2000.





SHAREHOLDER LETTER


Dear Shareholder:

This annual report for Franklin Tax-Free Trust covers the 12 months ended February 29, 2000.

The year under review was marked by economic strength, as U.S. gross domestic product (GDP) rose 4.2%, consumer confidence remained strong and unemployment hit a 30-year low. In fact, the domestic economy grew for a record 107th month in a row, and domestic stock markets surged to all-time highs. Even in the face of such economic expansion, inflation as measured by the Consumer Price Index was 2.7% for calendar year 1999, lower than many feared. In spite of the surging economy, some large market segments were left out or actually suffered through the period. The Standard and Poor's 500(R) (S&P 500(R)) Index rose 11.7% from March 1, 1999, through February 29, 2000; however, 66% of the stocks that comprise the index were down. Meanwhile, the Nasdaq(R) Index more than doubled during the same period, advancing 105.8%, although 40% of the index's shares declined.(1)

Bond markets experienced similar contrasts. They started the period in what looked to be a potentially positive year due to the interest-rate environment. However, the Federal Reserve Board (the Fed) raised interest rates 0.25% on four separate occasions due to inflation fears. This contributed to one of the worst years that bond markets have ever experienced. The yield on the 30-year Treasury rose from 5.58% on February 28, 1999, to 6.14% on February 29, 2000, reaching a high of 6.75% on January 20, 2000. The price on the Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of the municipal bond market, dropped 13.1% during the reporting period. As interest rates and yields increased, the dollar value of bonds decreased, meaning bond funds in general depreciated in value.


CONTENTS


Shareholder Letter ..................   1

Fund Reports

  Franklin Alabama
  Tax-Free Income Fund ..............   4

  Franklin Florida
  Tax-Free Income Fund ..............  10

  Franklin Georgia
  Tax-Free Income Fund ..............  17

  Franklin Kentucky
  Tax-Free Income Fund ..............  23

  Franklin Louisiana
  Tax-Free Income Fund ..............  28

  Franklin Maryland
  Tax-Free Income Fund ..............  34

  Franklin Missouri
  Tax-Free Income Fund ..............  40

  Franklin North Carolina
  Tax-Free Income Fund ..............  45

  Franklin Texas
  Tax-Free Income Fund ..............  51

  Franklin Virginia
  Tax-Free Income Fund ..............  57

Municipal Bond Ratings ..............  63

Financial Highlights &
Statement of Investments ............  65

Financial Statements ................ 110

Notes to Financial Statements ....... 121

Independent Auditors' Report ........ 128

Tax Designation ..................... 129

                                 FUND CATEGORY

                               [PYRAMID OMITTED]

(1) Based on securities held in the Nasdaq Index for at least the 12 months ended 2/29/00.

WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, the taxable equivalent is the amount a taxable investment would have to earn to match a tax-free investment such as municipal bonds.* You can find your fund's taxable equivalent distribution rate and yield in the Performance Summary that follows your fund's report.

* For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Municipal bond supply in 1999 added pressure to the already volatile municipal bond market. Although less than in 1998, the $225 billion issuance in 1999 was the fourth-highest on record. Looking forward, we anticipate decreased new issuance in 2000. The near-record volume did have some benefit, as it helped municipal bonds remain cheap relative to Treasuries. During the year under review, municipal bonds, as measured by the Bond Buyer 40, yielded as much as 101% of a comparable Treasury bond's yield. Historically, this ratio is about 90%. Because municipal bonds are tax-exempt, generally they yield less than Treasuries, which are subject to federal income tax. When municipals are yielding nearly the same as Treasuries, investors are able to take advantage of the tax exemption at little extra cost.

Please keep in mind that municipal bond funds continue to be an attractive investment for those investors seeking tax-free income. Depending on your federal and state tax rates, a taxable investment would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment.

Looking forward, we anticipate that the Fed will monitor inflationary tendencies closely, probably raising interest rates again. If, as a result, the economy slows toward the end of 2000, the bond markets could begin to experience less volatility.

The last few times municipal bonds lost ground, they enjoyed sharp rebounds in the following year. For example, in 1994, when the Fed raised interest rates six times, the average general municipal bond fund lost 6.5% in total return. In the following year, rates declined, and the average municipal bond fund gained nearly 17%. Although there is no guarantee that bond markets and municipal bond funds will repeat past behavior, markets do go through up and down cycles. Predicting these cycles is very difficult, even for professional economists -- which is why we recommend investing for the long term. It is important to remember that over time, the tax-free income received from municipal bond funds will ultimately drive the fund's total return performance.

We encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ C B Johnson

Charles B. Johnson
Chairman
Franklin Tax-Free Trust



/s/ Sheila Amoroso

Sheila Amoroso



/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department


FRANKLIN ALABAMA TAX-FREE INCOME FUND

CREDIT QUALITY BREAKDOWN*
Franklin Alabama Tax-Free Income Fund
Based on Total Long-Term Investments
2/29/00


AAA                        64.3%

AA                          5.1%

A                           2.9%

BBB                        24.3%

Below Investment Grade      3.4%

*Quality breakdown may include internal ratings for bonds not rated by an independent credit rating agency.


Your Fund's Goal: Franklin Alabama Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Alabama state personal income taxes through a portfolio consisting primarily of Alabama municipal bonds.(1)


STATE UPDATE

[STATE OF ALABAMA ILLUSTRATION]

Alabama's strong economy is keeping pace with other southern states and the nation as a whole. The state continues to diversify with growth in technology firms in the Huntsville area and health and business services near Birmingham and Mobile. Significant tax incentives and proactive economic development policies have helped fuel growth, and as a corollary, business investments have also increased construction and manufacturing employment statewide. As a result, personal income grew faster than the national average in 1999, but stood at just $21,923 per year, or 83% of the $26,410 national average.(2)

Unemployment in 1999 was 4.8%, above the national average of 4.1%. Although there were strong gains in manufacturing employment and efficiency, the largest employment gains were found in the finance, real estate, insurance and services sectors. About 20% of the state's labor force, or about 380,000 people, worked in manufacturing, while another 450,000 people, or 24% of the work force, were employed in service industries, the fastest-growing employment sector. The state's employment picture isn't all rosy, however. More than 50% of the state's new jobs in 1998 and 1999 were in the volatile and often low-wage retail sector, an industry with high worker turnover, low benefits and susceptibility to economic downturns. Also, analysts caution that without public education improvements, gains in manufacturing employment and efficiency may suffer from a shortage of skilled workers.(2)

(1) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2) Source: Standard & Poor's Ratings Direct, 2/17/00.


All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 66.

Higher-than-expected tax collections for 1999 created extra money for 2000, which many state legislators are hoping to put into a "rainy day" reserve fund or redirect to education. Although the Alabama economy is booming, legislative officials have ongoing tax-structure concerns. A $100 million budget shortfall followed a Supreme Court ruling in spring of 1999 that struck down the two-tiered corporate franchise tax, which saw out-of-state firms paying the bulk of business taxes while Alabama-based companies contributed just a fraction.(3) This judgment left lawmakers eyeing both cigarette and state sales tax hikes to compensate. State services spending in the Heart of Dixie could be slashed in 2000 to prevent deficit spending, if legislators cannot fill the void.

Looking forward, Alabama's economy is expected to continue to expand, as the state exercises further budgetary discipline to maintain its financial operations, reserve levels and financial flexibility. Therefore, we expect Alabama municipal obligations to perform well in the future.

PORTFOLIO NOTES

Generally rising interest rates during the year under review presented challenges for the municipal bond market, as bond prices fall when interest rates rise. For the 12 months ended February 29, 2000, the 30-year Treasury bond price fell 10.1%, and the Bond Buyer Municipal Bond Index (Bond Buyer 40) was off 13.1%. By comparison, your fund's Class A share price, as measured by net asset value, declined 9.1%.(4)

During the period, we attempted to take advantage of the higher interest-rate environment to restructure the fund's portfolio and enhance its income-producing potential. We generally sold shorter maturity bonds, maturing in the 2015-2020 year range, and bought original issue bonds at a discount to par value with higher yields. In addition, we booked tax losses, which can be carried forward in the portfolio to help offset taxable capital gains in the future and potentially lower shareholders' future tax liabilities. With this in mind, the fund sold East Alabama Health Care Authority, Alabama Oneonta Utilities Board Revenue, and Puerto Rico Commonwealth Highway & Transportation Authority bonds.



PORTFOLIO BREAKDOWN
Franklin Alabama
Tax-Free Income Fund
2/29/00

                              % OF TOTAL
                               LONG-TERM
SECTOR                       INVESTMENTS
------                       -----------
Hospital & Health Care             23.4%

Utilities                          22.2%

General Obligation                 13.9%

Corporate-Backed                   13.7%

Housing                             6.7%

Subject to Government
Appropriation                       4.8%

Transportation                      4.0%

Prerefunded                         3.8%

Higher Education                    3.7%

Other Revenue                       2.1%

Tax-Supported Debt                  1.7%


(3.) Source: Associated Press State & Local Wire, 1/11/00.

(4.) Sources: Lehman Brothers; The Bond Buyer. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The fund's investment return and share price fluctuate with market conditions. Index is unmanaged and includes reinvested interest. One cannot invest directly in an index.

Alabama's bond supply for 1999 was $4.3 billion, 25.4% higher than in 1998.(5) When investigating potential purchases, we continued to seek bonds maximizing current, tax-free income and having favorable call protection to provide our shareholders with a steady, long-term income stream. Attempting to meet these goals, we made several additions to the portfolio during the reporting period, including Jefferson County Sewer Revenue, St. Clair County Board of Education, and Lauderdale County & Florence Alabama Health Care Authority - - Coffee Health bonds. These purchases maintained diversification in a broad range of securities, which helped reduce the fund's exposure to risk and volatility that might affect any one credit. In addition, our active portfolio management has built a portfolio with not only credit risk diversity, but also a wide range of coupons and maturities. The fund continues to emphasize high-quality securities, and AAA-rated bonds represented 64.3% of the fund's total long-term investments at the end of the reporting period.

Your fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary on page 8 shows that at the end of this reporting period, the fund's Class A shares' distribution rate was 5.46%, based on an annualization of the current 5.05 cent ($0.0505) per share dividend and the maximum offering price of $11.09 on February 29, 2000. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and Alabama state personal income tax bracket of 42.62% would need to earn 9.52% from a taxable investment to match the fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

Looking forward, we will attempt to continue taking advantage of the generally higher interest-rate environment, seeking to provide shareholders with high, current tax-free income. Please keep in mind that interest rates, and therefore bond prices, rise and fall depending on domestic and global economic factors. Such fluctuations are a normal part of investing, and one should expect this when investing in any security, including municipal bonds. However, municipal bond funds such as Franklin Alabama Tax-Free Income Fund can help to lower such volatility, as they offer a level of diversification that is difficult for individual investors to achieve on their own.


(5.) Source: The Bond Buyer, 1/3/00.

DIVIDEND DISTRIBUTIONS*
Franklin Alabama Tax-Free Income Fund
3/1/99 - 2/29/00

                                                          DIVIDEND PER SHARE
                                                          ------------------
MONTH                                                  CLASS A           CLASS C
-----                                                  -------           -------
March                                                  5 cents          4.42 cents

April                                                  5 cents          4.42 cents

May                                                    5 cents          4.42 cents

June                                                   5 cents          4.46 cents

July                                                   5 cents          4.46 cents

August                                                 5 cents          4.46 cents

September                                              5 cents          4.47 cents

October                                                5 cents          4.47 cents

November                                               5 cents          4.47 cents

December                                               5 cents          4.50 cents

January                                                5 cents          4.50 cents

February                                               5 cents          4.50 cents

TOTAL                                                 60 CENTS         53.55 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.



This discussion reflects our views, opinions and portfolio holdings as of February 29, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN ALABAMA
TAX-FREE INCOME FUND

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 29, 2000.

(4.) Taxable equivalent distribution rate and yield assume the published rates as of March 15, 2000, for the maximum combined federal and Alabama state personal income tax bracket of 42.62%, based on the federal income tax rate of 39.6%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the month ended February 29, 2000.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

ONE-YEAR PERFORMANCE SUMMARY AS OF 2/29/00

One-year total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
One-Year Total Return                       -3.92%
Net Asset Value (NAV)                       $10.62 (2/29/00)            $11.68 (2/28/99)
Change in NAV                               -$1.06
Distributions (3/1/99 - 2/29/00)            Dividend Income             $0.6000
                                            Long-Term Capital Gain      $0.0072
                                            -----------------------------------
                                            Total                       $0.6072

CLASS C
One-Year Total Return                       -4.46%
Net Asset Value (NAV)                       $10.68 (2/29/00)            $11.74 (2/28/99)
Change in NAV                               -$1.06
Distributions (3/1/99 - 2/29/00)            Dividend Income             $0.5355
                                            Long-Term Capital Gain      $0.0072
                                            -----------------------------------
                                            Total                       $0.5427


ADDITIONAL PERFORMANCE

                                                                              INCEPTION
CLASS A                                    1-YEAR      5-YEAR      10-YEAR    (9/1/87)
-------                                    ------      ------      -------    --------
Cumulative Total Return(1)                 -3.92%      +25.29%     +81.25%    +125.09%

Average Annual Total Return(2)             -8.02%       +3.71%      +5.66%      +6.34%


                                                                              INCEPTION
CLASS C                                                1-YEAR      3-YEAR     (5/1/95)
-------                                                ------      ------     --------
Cumulative Total Return(1)                             -4.46%      +6.11%      +20.67%

Average Annual Total Return(2)                         -6.33%      +1.65%       +3.76%

SHARE CLASS                                                           A           C
                                                                   -----       ------
Distribution Rate(3)                                                5.46%        5.07%

Taxable Equivalent Distribution Rate(4)                             9.52%        8.84%

30-Day Standardized Yield(5)                                        5.29%        4.95%

Taxable Equivalent Yield(4)                                         9.22%        8.63%

Franklin Alabama Tax-Free Income Fund paid distributions derived from long-term capital gains of 0.72 cents ($0.0072) per share in June 1999. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

For updated performance figures, please see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge, fund expenses, account fees and reinvested distributions. The unmanaged index, which includes approximately 38,000 municipal securities from across the country, differs from the fund in composition, does not pay management fees or expenses and includes reinvested interest. One cannot invest directly in an index. For the periods shown, performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

CLASS A (3/1/90 - 2/29/00)

The following line graph compares the performance of the Franklin Alabama Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/90 to 2/29/00.

Date                 Franklin Alabama            Lehman Brothers                    CPI*
                     Tax-Free Income             Municipal Bond
                       Fund-Class A                  Index*
       03/01/1990               $9,558                           $10,000                     $10,000
       03/31/1990     0.15%     $9,544      0.03%                $10,003     0.55%           $10,055
       04/30/1990    -0.81%     $9,466     -0.72%                 $9,931     0.16%           $10,071
       05/31/1990     2.13%     $9,668      2.18%                $10,147     0.23%           $10,094
       06/30/1990     1.07%     $9,771      0.88%                $10,237     0.54%           $10,149
       07/31/1990     1.63%     $9,931      1.47%                $10,387     0.38%           $10,187
       08/31/1990    -2.65%     $9,668     -1.45%                $10,237     0.92%           $10,281
       09/30/1990     0.23%     $9,690      0.06%                $10,243     0.84%           $10,367
       10/31/1990     1.38%     $9,824      1.82%                $10,429     0.60%           $10,430
       11/30/1990     2.13%    $10,033      2.01%                $10,639     0.22%           $10,453
       12/31/1990    -0.15%    $10,018      0.43%                $10,685     0.00%           $10,453
       01/31/1991     1.84%    $10,202      1.34%                $10,828     0.60%           $10,515
       02/28/1991     0.78%    $10,282      0.87%                $10,922     0.15%           $10,531
       03/31/1991     0.50%    $10,333      0.03%                $10,925     0.15%           $10,547
       04/30/1991     1.25%    $10,462      1.34%                $11,072     0.15%           $10,563
       05/31/1991     0.69%    $10,534      0.89%                $11,170     0.30%           $10,594
       06/30/1991    -0.05%    $10,529     -0.10%                $11,159     0.29%           $10,625
       07/31/1991     1.44%    $10,681      1.22%                $11,295     0.15%           $10,641
       08/31/1991     0.96%    $10,783      1.32%                $11,444     0.29%           $10,672
       09/30/1991     1.51%    $10,946      1.30%                $11,593     0.44%           $10,719
       10/31/1991     0.59%    $11,011      0.90%                $11,697     0.15%           $10,735
       11/30/1991     0.31%    $11,045      0.28%                $11,730     0.29%           $10,766
       12/31/1991     1.96%    $11,261      2.15%                $11,982     0.07%           $10,774
       01/31/1992     0.49%    $11,316      0.23%                $12,010     0.15%           $10,790
       02/29/1992    -0.22%    $11,292      0.03%                $12,013     0.36%           $10,829
       03/31/1992     0.17%    $11,311      0.03%                $12,017     0.51%           $10,884
       04/30/1992     0.90%    $11,413      0.89%                $12,124     0.14%           $10,899
       05/31/1992     1.33%    $11,564      1.18%                $12,267     0.14%           $10,914
       06/30/1992     1.42%    $11,729      1.68%                $12,473     0.36%           $10,954
       07/31/1992     3.21%    $12,105      3.00%                $12,847     0.21%           $10,977
       08/31/1992    -1.16%    $11,965     -0.97%                $12,723     0.28%           $11,007
       09/30/1992     0.25%    $11,995      0.65%                $12,805     0.28%           $11,038
       10/31/1992    -1.70%    $11,791     -0.98%                $12,680     0.35%           $11,077
       11/30/1992     2.34%    $12,067      1.79%                $12,907     0.14%           $11,092
       12/31/1992     1.52%    $12,250      1.02%                $13,039    -0.07%           $11,085
       01/31/1993     1.17%    $12,393      1.16%                $13,190     0.49%           $11,139
       02/28/1993     3.06%    $12,772      3.62%                $13,667     0.35%           $11,178
       03/31/1993    -0.38%    $12,724     -1.06%                $13,522     0.35%           $11,217
       04/30/1993     0.76%    $12,821      1.01%                $13,659     0.28%           $11,248
       05/31/1993     0.45%    $12,878      0.56%                $13,735     0.14%           $11,264
       06/30/1993     1.44%    $13,064      1.67%                $13,965     0.14%           $11,280
       07/31/1993     0.04%    $13,069      0.13%                $13,983     0.00%           $11,280
       08/31/1993     1.86%    $13,312      2.08%                $14,274     0.28%           $11,311
       09/30/1993     1.31%    $13,486      1.14%                $14,437     0.21%           $11,335
       10/31/1993     0.34%    $13,532      0.19%                $14,464     0.41%           $11,382
       11/30/1993    -0.30%    $13,492     -0.88%                $14,337     0.07%           $11,390
       12/31/1993     1.92%    $13,751      2.11%                $14,639     0.00%           $11,390
       01/31/1994     0.96%    $13,883      1.14%                $14,806     0.27%           $11,420
       02/28/1994    -1.93%    $13,615     -2.59%                $14,423     0.34%           $11,459
       03/31/1994     3.40%    $13,152     -4.07%                $13,836     0.34%           $11,498
       04/30/1994     0.36%    $13,199      0.85%                $13,953     0.14%           $11,514
       05/31/1994     0.66%    $13,286      0.87%                $14,075     0.07%           $11,522
       06/30/1994    -0.32%    $13,244     -0.61%                $13,989     0.34%           $11,562
       07/31/1994     1.62%    $13,458      1.83%                $14,245     0.27%           $11,593
       08/31/1994     0.40%    $13,512      0.35%                $14,295     0.40%           $11,639
       09/30/1994    -1.09%    $13,365     -1.47%                $14,084     0.27%           $11,671
       10/31/1994    -1.74%    $13,132     -1.78%                $13,834     0.07%           $11,679
       11/30/1994    -2.09%    $12,858     -1.81%                $13,583     0.13%           $11,694
       12/31/1994     2.19%    $13,140      2.20%                $13,882     0.00%           $11,694
       01/31/1995     2.72%    $13,497      2.86%                $14,279     0.40%           $11,741
       02/28/1995     2.45%    $13,828      2.91%                $14,695     0.40%           $11,788
       03/31/1995     0.97%    $13,962      1.15%                $14,864     0.33%           $11,827
       04/30/1995     0.44%    $14,023      0.12%                $14,882     0.33%           $11,866
       05/31/1995     2.34%    $14,351      3.19%                $15,356     0.20%           $11,889
       06/30/1995    -0.47%    $14,284     -0.87%                $15,223     0.20%           $11,913
       07/31/1995     0.57%    $14,365      0.95%                $15,367     0.00%           $11,913
       08/31/1995     0.90%    $14,495      1.27%                $15,563     0.26%           $11,944
       09/30/1995     0.62%    $14,584      0.63%                $15,661     0.20%           $11,968
       10/31/1995     1.26%    $14,768      1.45%                $15,888     0.33%           $12,007
       11/30/1995     1.60%    $15,005      1.66%                $16,151    -0.07%           $11,999
       12/31/1995     0.95%    $15,147      0.96%                $16,306    -0.07%           $11,991
       01/31/1996     0.48%    $15,220      0.76%                $16,430     0.59%           $12,061
       02/29/1996    -0.30%    $15,174     -0.68%                $16,319     0.32%           $12,100
       03/31/1996    -1.00%    $15,022     -1.28%                $16,110     0.52%           $12,163
       04/30/1996    -0.04%    $15,016     -0.28%                $16,065     0.39%           $12,210
       05/31/1996     0.16%    $15,040     -0.04%                $16,058     0.19%           $12,234
       06/30/1996     1.06%    $15,200      1.09%                $16,233     0.06%           $12,241
       07/31/1996     0.75%    $15,314      0.90%                $16,379     0.19%           $12,264
       08/31/1996     0.12%    $15,332     -0.02%                $16,376     0.19%           $12,287
       09/30/1996     1.26%    $15,525      1.40%                $16,605     0.32%           $12,327
       10/31/1996     1.11%    $15,698      1.13%                $16,793     0.32%           $12,366
       11/30/1996     1.48%    $15,930      1.83%                $17,100     0.19%           $12,390
       12/31/1996    -0.20%    $15,898     -0.42%                $17,028     0.00%           $12,390
       01/31/1997     0.24%    $15,936      0.19%                $17,061     0.32%           $12,429
       02/28/1997     0.80%    $16,064      0.92%                $17,218     0.31%           $12,468
       03/31/1997    -0.88%    $15,922     -1.33%                $16,989     0.25%           $12,499
       04/30/1997     0.79%    $16,048      0.84%                $17,131     0.12%           $12,514
       05/31/1997     1.11%    $16,226      1.51%                $17,390    -0.06%           $12,507
       06/30/1997     1.06%    $16,398      1.07%                $17,576     0.12%           $12,522
       07/31/1997     2.41%    $16,794      2.77%                $18,063     0.12%           $12,537
       08/31/1997    -0.73%    $16,671     -0.94%                $17,893     0.19%           $12,560
       09/30/1997     1.23%    $16,876      1.19%                $18,106     0.25%           $12,592
       10/31/1997     0.67%    $16,989      0.64%                $18,222     0.25%           $12,623
       11/30/1997     0.68%    $17,105      0.59%                $18,330    -0.06%           $12,616
       12/31/1997     1.36%    $17,337      1.46%                $18,597    -0.12%           $12,601
       01/31/1998     0.78%    $17,472      1.03%                $18,789     0.19%           $12,624
       02/28/1998     0.02%    $17,476      0.03%                $18,794     0.19%           $12,648
       03/31/1998     0.22%    $17,514      0.09%                $18,811     0.19%           $12,672
       04/30/1998    -0.17%    $17,485     -0.45%                $18,727     0.18%           $12,695
       05/31/1998    -0.32%    $17,429      1.58%                $19,023     0.18%           $12,718
       06/30/1998    -0.12%    $17,408      0.39%                $19,097     0.12%           $12,733
       07/31/1998     0.33%    $17,465      0.25%                $19,145     0.12%           $12,749
       08/31/1998     1.23%    $17,680      1.55%                $19,441     0.12%           $12,764
       09/30/1998     0.92%    $17,843      1.25%                $19,684     0.12%           $12,779
       10/31/1998    -0.04%    $17,836      0.00%                $19,684     0.24%           $12,810
       11/30/1998     0.36%    $17,900      0.35%                $19,753     0.00%           $12,810
       12/31/1998     0.17%    $17,930      0.25%                $19,803    -0.06%           $12,802
       01/31/1999     0.86%    $18,084      1.19%                $20,038     0.24%           $12,833
       02/28/1999    -0.26%    $18,037     -0.44%                $19,950     0.12%           $12,848
       03/31/1999     0.40%    $18,110      0.14%                $19,978     0.30%           $12,887
       04/30/1999     0.16%    $18,139      0.25%                $20,028     0.73%           $12,981
       05/31/1999    -0.37%    $18,071     -0.58%                $19,912     0.00%           $12,981
       06/30/1999    -1.21%    $17,853     -1.44%                $19,625     0.00%           $12,981
       07/31/1999     0.15%    $17,880      0.36%                $19,696     0.30%           $13,020
       08/31/1999    -1.38%    $17,633     -0.80%                $19,538     0.24%           $13,051
       09/30/1999    -0.02%    $17,629      0.04%                $19,546     0.48%           $13,114
       10/31/1999    -1.37%    $17,388     -1.08%                $19,335     0.18%           $13,137
       11/30/1999     0.50%    $17,475      1.06%                $19,540     0.06%           $13,145
       12/31/1999    -1.10%    $17,282     -0.75%                $19,393     0.00%           $13,145
       01/31/2000    -0.94%    $17,120     -0.44%                $19,308     0.24%           $13,177
       02/29/2000     1.22%    $17,349      1.16%                $19,532     0.59%           $13,255

Total Return                    73.49%                            95.32%                      32.55%



CLASS C (5/1/95 - 2/29/00)

The following line graph compares the performance of the Franklin Alabama Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/29/00.

Date                 Franklin Alabama            Lehman Brothers                    CPI*
                     Tax-Free Income             Municipal Bond
                       Fund-Class C                  Index*
      05/01/1995               $9,904                            $10,000                     $10,000
      05/31/1995    2.37%     $10,139       3.19%                $10,319      0.20%          $10,020
      06/30/1995   -0.44%     $10,094      -0.87%                $10,229      0.20%          $10,040
      07/31/1995    0.60%     $10,155       0.95%                $10,326      0.00%          $10,040
      08/31/1995    0.75%     $10,231       1.27%                $10,458      0.26%          $10,066
      09/29/1995    0.66%     $10,298       0.63%                $10,523      0.20%          $10,086
      10/31/1995    1.21%     $10,423       1.45%                $10,676      0.33%          $10,120
      11/30/1995    1.55%     $10,585       1.66%                $10,853     -0.07%          $10,112
      12/29/1995    0.99%     $10,689       0.96%                $10,957     -0.07%          $10,105
      01/31/1996    0.43%     $10,735       0.76%                $11,041      0.59%          $10,165
      02/29/1996   -0.35%     $10,698      -0.68%                $10,966      0.32%          $10,198
      03/29/1996   -1.04%     $10,586      -1.28%                $10,825      0.52%          $10,251
      04/30/1996   -0.09%     $10,577      -0.28%                $10,795      0.39%          $10,291
      05/31/1996    0.11%     $10,589      -0.04%                $10,791      0.19%          $10,310
      06/28/1996    1.01%     $10,696       1.09%                $10,908      0.06%          $10,316
      07/31/1996    0.70%     $10,770       0.90%                $11,006      0.19%          $10,336
      08/30/1996    0.07%     $10,778      -0.02%                $11,004      0.19%          $10,356
      09/30/1996    1.20%     $10,907       1.40%                $11,158      0.32%          $10,389
      10/31/1996    1.05%     $11,022       1.13%                $11,284      0.32%          $10,422
      11/29/1996    1.42%     $11,178       1.83%                $11,491      0.19%          $10,442
      12/31/1996   -0.25%     $11,150      -0.42%                $11,443      0.00%          $10,442
      01/31/1997    0.18%     $11,170       0.19%                $11,464      0.32%          $10,475
      02/28/1997    0.84%     $11,264       0.92%                $11,570      0.31%          $10,508
      03/31/1997   -0.93%     $11,159      -1.33%                $11,416      0.25%          $10,534
      04/30/1997    0.74%     $11,242       0.84%                $11,512      0.12%          $10,547
      05/31/1997    1.05%     $11,360       1.51%                $11,686     -0.06%          $10,540
      06/30/1997    1.01%     $11,475       1.07%                $11,811      0.12%          $10,553
      07/31/1997    2.36%     $11,746       2.77%                $12,138      0.12%          $10,565
      08/31/1997    0.77%     $11,655      -0.94%                $12,024      0.19%          $10,586
      09/30/1997    1.18%     $11,793       1.19%                $12,167      0.25%          $10,612
      10/31/1997    0.61%     $11,865       0.64%                $12,245      0.25%          $10,639
      11/30/1997    0.63%     $11,939       0.59%                $12,317     -0.06%          $10,632
      12/31/1997    1.39%     $12,105       1.46%                $12,497     -0.12%          $10,619
      01/31/1998    0.65%     $12,184       1.03%                $12,626      0.19%          $10,640
      02/28/1998    0.06%     $12,191       0.03%                $12,629      0.19%          $10,660
      03/31/1998    0.09%     $12,202       0.09%                $12,641      0.19%          $10,680
      04/30/1998   -0.13%     $12,186      -0.45%                $12,584      0.18%          $10,699
      05/31/1998   -0.45%     $12,132       1.58%                $12,783      0.18%          $10,719
      06/30/1998   -0.08%     $12,122       0.39%                $12,832      0.12%          $10,731
      07/31/1998    0.27%     $12,155       0.25%                $12,865      0.12%          $10,744
      08/31/1998    1.17%     $12,297       1.55%                $13,064      0.12%          $10,757
      09/30/1998    0.87%     $12,404       1.25%                $13,227      0.12%          $10,770
      10/31/1998   -0.09%     $12,393       0.00%                $13,227      0.24%          $10,796
      11/30/1998    0.31%     $12,431       0.35%                $13,274      0.00%          $10,796
      12/31/1998    0.12%     $12,446       0.25%                $13,307     -0.06%          $10,789
      01/31/1999    0.81%     $12,547       1.19%                $13,465      0.24%          $10,815
      02/28/1999   -0.30%     $12,509      -0.44%                $13,406      0.12%          $10,828
      03/31/1999    0.34%     $12,552       0.14%                $13,425      0.30%          $10,861
      04/30/1999    0.20%     $12,577       0.25%                $13,458      0.73%          $10,940
      05/31/1999   -0.50%     $12,514      -0.58%                $13,380      0.00%          $10,940
      06/30/1999   -1.17%     $12,368      -1.44%                $13,187      0.00%          $10,940
      07/31/1999    0.02%     $12,370       0.36%                $13,235      0.30%          $10,973
      08/31/1999   -1.43%     $12,193      -0.80%                $13,129      0.24%          $10,999
      09/30/1999    0.03%     $12,197       0.04%                $13,134      0.48%          $11,052
      10/31/1999   -1.59%     $12,003      -1.08%                $12,992      0.18%          $11,072
      11/30/1999    0.54%     $12,068       1.06%                $13,130      0.06%          $11,079
      12/31/1999   -1.14%     $11,930      -0.75%                $13,032      0.00%          $11,079
      01/31/2000   -0.98%     $11,813      -0.44%                $12,974      0.24%          $11,105
      02/29/2000    1.17%     $11,952       1.16%                $13,125      0.59%          $11,171

Total Return                   19.52%                             31.25%                      11.71%

* Source: Standard & Poor's Micropal.




Past performance does not guarantee future results.


FRANKLIN FLORIDA TAX-FREE INCOME FUND


[PIE CHART]

CREDIT QUALITY BREAKDOWN*

AAA                   - 65.9%
AA                      10.4%
A                     - 12.2%
BBB                   - 10.9%
Below Investment Grade - 0.6%

*Quality breakdown may include internal ratings for bonds not rated by an independent credit rating agency.


Your Fund's Goal: Franklin Florida Tax-Free Income Fund seeks to provide high, current income exempt from regular federal taxes through a portfolio consisting primarily of Florida municipal bonds.(1) In addition, the fund's shares are free from Florida's annual intangibles tax.


STATE UPDATE

[PICTURE OF STATE OF FLORIDA]

Florida's economy benefited from strong growth in the service, construction and trade sectors, which employed more than 64% of the state's workforce during the year under review. Furthermore, the reporting period's favorable employment numbers show no signs of letting up in the near future. Calendar year 2000's projected 4.2% unemployment rate could be the lowest level Florida will record in 20 years.(2)

Within this favorable economic environment, Florida's fiscal year 1999 audit revealed healthy finances, as demonstrated by a substantial $3.5 billion general fund balance on June 30, 1999. At the same time, revenues for fiscal year 2000 were 2.1% above budgeted levels as of mid-February 2000, with an additional revenue surplus anticipated for fiscal year 2000.(3)

One weak spot in Florida's fiscal outlook is its narrow tax base, principally sales tax, which increases the state's vulnerability to economic cycles. In a measure to mitigate this economic vulnerability, Florida has been building up its Budget Stabilization Reserve balance, which totaled $787 million on June 30, 1999.(3) The state's high population growth rate, while contributing to its economic strength, also places demands on infrastructure, leading to higher borrowing levels. Although manageable, Florida's debt levels have risen steadily in recent years, with a projected $866 net tax-supported per-capita debt rate for 2000, higher than the $540 national median.(4)


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Moody's Investors Service, Global Credit Research, 2/18/00.

3. Source: Standard and Poor's Ratings Direct, 2/17/00.


All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 71.


Florida's diversified, service-based economy, fully-funded budget, past history of fiscal discipline and stabilization reserves equal to 5% of revenues should maintain the state's favorable credit outlook going forward.

PORTFOLIO NOTES
Rising interest rates during the year under review presented challenges for the municipal bond market, as bond prices decline when interest rates rise. For the 12 months ended February 29, 2000, the 30-year Treasury bond price fell 10.1%, and the Bond Buyer Municipal Bond Index (Bond Buyer 40) was off 13.1%. By comparison, your fund's Class A share price, as measured by net asset value, declined 8.7%.(5)

During the period, we attempted to take advantage of the higher interest-rate environment to restructure the fund's portfolio and enhance its income-producing potential. We generally sold shorter maturity bonds, maturing in the 2015-2020 year range, and bought longer-term bonds with higher yields. In addition, we booked tax losses, which can be carried forward in the portfolio to help offset taxable capital gains in the future and potentially lower shareholders' future tax liabilities. With this in mind, the fund sold Dade County Water and Sewer, Atlantic Beach Utility System, Florida Housing Financial Agency, and Alachua County - Shands Teaching Hospital bonds.

Florida's $11.6 billion bond supply for 1999 was down 24% from 1998's.6 When investigating potential purchases, we continued to seek bonds maximizing current, tax-free income and having favorable call protection to provide our shareholders with a steady, long-term income stream. Attempting to meet these goals, we made several additions to the portfolio during the reporting period, including Palm Beach School, Brevard County Housing, St. Lucie West Service District, and Escambia County


PORTFOLIO BREAKDOWN
Franklin Florida
Tax-Free Income Fund
2/29/00

                           % OF TOTAL
                            LONG-TERM
SECTOR                     INVESTMENTS
--------------------------------------
Utilities                     23.5%
Prerefunded                   18.7%
Hospital & Health Care        14.0%
Transportation                12.2%
Housing                        9.4%
Tax-Supported Debt             9.1%
Other Revenue                  5.4%
General Obligation             2.8%
Subject to Government
Appropriation                  2.8%
Higher Education               1.8%
Corporate-Backed               0.3%

4. Source: Moody's Investors Service.

5. Sources: Lehman Brothers; The Bond Buyer. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The fund's investment return and share price fluctuate with market conditions. Index is unmanaged and includes reinvested interest. One cannot invest directly in an index.

6. Source: The Bond Buyer, 1/3/00.


Housing - Single Family Housing Revenue bonds. These purchases maintained diversification in a broad range of credits, which helped reduce the fund's exposure to risk and volatility that might affect any one credit. In addition, our active portfolio management has built a portfolio with not only credit risk diversity, but also a wide range of coupons and maturities. The fund continues to emphasize high-quality securities, and AAA-rated bonds represented 65.9% of the fund's total long-term investments at the end of the reporting period.

Your fund offers a notable tax advantage over a comparable taxable investment. On page 15, the Performance Summary shows that at the end of this reporting period, the fund's Class A shares' distribution rate was 5.31%, based on an annualization of the current 5.03 cent ($0.0503) per share dividend and the maximum offering price of $11.37 on February 29, 2000. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum federal personal income tax bracket of 39.6% would need to earn 8.79% from a taxable investment to match the fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and taxable equivalent distribution rates for Class B and C shares.

Looking forward, we will attempt to continue taking advantage of the generally higher interest-rate environment, seeking to provide shareholders with high, current tax-free income. Please keep in mind that interest rates, and therefore bond prices, rise and fall depending on domestic and global economic factors. Such fluctuations are a normal part of investing, and one should expect this when investing in any security, including municipal bonds. However, municipal bond funds such as Franklin Florida Tax-Free Income Fund can help to lower such volatility, as they offer a level of diversification that is difficult for individual investors to achieve on their own.


DIVIDEND DISTRIBUTIONS*
Franklin Florida Tax-Free Income Fund
3/1/99 - 2/29/00

                                                   DIVIDEND PER SHARE
                                                   ------------------
MONTH                                    CLASS A     CLASS B**       CLASS C
--------------------------------------------------------------------------------
March                                    5 cents       --           4.43 cents
April                                    5 cents       --           4.43 cents
May                                      5 cents       --           4.43 cents
June                                     5 cents       --           4.46 cents
July                                     5 cents       --           4.46 cents
August                                   5 cents       --           4.46 cents
September                                5 cents       --           4.48 cents
October                                  5 cents       --           4.48 cents
November                                 5 cents       --           4.48 cents
December                                 5 cents       --           4.49 cents
January                                  5 cents       --           4.49 cents
February                                 5 cents     3.03 cents     4.49 cents
--------------------------------------------------------------------------------
TOTAL                                   60 CENTS     3.03 CENTS    53.58 CENTS


* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

** Effective February 1, 2000, the fund began offering Class B shares to investors. See the prospectus for details.

This discussion reflects our views, opinions and portfolio holdings as of February 29, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


FRANKLIN FLORIDA
TAX-FREE INCOME FUND

ONE-YEAR PERFORMANCE SUMMARY AS OF 2/29/00

One-year and aggregate total returns do not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
One-Year Total Return                       -3.54%
Net Asset Value (NAV)                       $10.89 (2/29/00)         $11.91 (2/28/99)
Change in NAV                               -$1.02
Distributions (3/1/99 - 2/29/00)            Dividend Income          $0.6000
                                            Long-Term Capital Gain   $0.0009
                                            --------------------------------
                                            Total                    $0.6009
CLASS B
Aggregate Total Return                      +1.07%
Net Asset Value (NAV)                       $10.90 (2/29/00)         $10.83 (2/1/00)
Change in NAV                               +$0.07
Distributions (2/1/00 - 2/29/00)            Dividend Income          $0.0303

CLASS C
One-Year Total Return                       -4.14%
Net Asset Value (NAV)                       $10.98 (2/29/00)         $12.01 (2/28/99)
Change in NAV                               -$1.03
Distributions (3/1/99 - 2/29/00)            Dividend Income          $0.5358
                                            Long-Term Capital Gain   $0.0009
                                            --------------------------------
                                            Total                    $0.5367

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

Franklin Florida Tax-Free Income Fund paid distributions derived from long-term capital gains of 0.09 cents ($0.0009) per share in June 1999. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


            Past performance does not guarantee future results.


ADDITIONAL PERFORMANCE

                                                                       INCEPTION
CLASS A                                    1-YEAR     5-YEAR   10-YEAR  (9/1/87)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                 -3.54%    +27.08%   +86.82%  +135.69%
Average Annual Total Return(2)             -7.65%     +4.01%    +5.98%    +6.73%

                                                                       INCEPTION
CLASS B                                                                 (2/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                                +1.07%
Aggregate Total Return(2)                                                 -2.93%

                                                                       INCEPTION
CLASS C                                              1-YEAR    3-YEAR   (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                           -4.14%    +8.72%    +22.95%
Average Annual Total Return(2)                       -5.99%    +2.48%     +4.16%

SHARE CLASS                                             A         B         C
--------------------------------------------------------------------------------
Distribution Rate(3)                                  5.31%     4.98%     4.92%
Taxable Equivalent Distribution Rate(4)               8.79%     8.25%     8.15%
30-Day Standardized Yield(5)                          4.95%     4.65%     4.58%
Taxable Equivalent Yield(4)                           8.20%     7.70%     7.58%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Since Class B shares have existed for less than one year, aggregate total return for that class represents total return since inception, including the maximum sales charge.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (net asset value price for Class B) per share on February 29, 2000.

4. Taxable equivalent distribution rate and yield assume the 2000 maximum federal personal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the month ended February 29, 2000.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, please see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN FLORIDA
TAX-FREE INCOME FUND

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged index, which includes approximately 38,000 municipal securities from across the country, differs from the fund in composition, does not pay management fees or expenses and includes reinvested interest. One cannot invest directly in an index. For the periods shown, performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

AVERAGE ANNUAL TOTAL RETURN
2/29/00

CLASS A
------------------------------------
1-Year                        -7.65%
5-Year                        +4.01%
10-Year                       +5.98%
Since Inception (9/1/87)      +6.73%

The following line graph compares the performance of the Franklin Florida Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/90 to 2/29/00.

Date                         Franklin Florida         Lehman Brothers
                             Tax-Free Income          Municipal Bond
                               Fund-Class A                Index                     CPI*
                         ---------------------   ------------------------    ----------------------
            03/01/1990                  $9,561                    $10,000                   $10,000
            03/31/1990    -0.11%        $9,550      0.03%         $10,003       0.55%       $10,055
            04/30/1990    -0.87%        $9,467     -0.72%          $9,931       0.16%       $10,071
            05/31/1990     2.36%        $9,691      2.18%         $10,147       0.23%       $10,094
            06/30/1990     0.92%        $9,780      0.88%         $10,237       0.54%       $10,149
            07/31/1990     1.67%        $9,943      1.47%         $10,387       0.38%       $10,187
            08/31/1990    -2.80%        $9,665     -1.45%         $10,237       0.92%       $10,281
            09/30/1990     0.65%        $9,728      0.06%         $10,243       0.84%       $10,367
            10/31/1990     1.49%        $9,873      1.82%         $10,429       0.60%       $10,430
            11/30/1990     2.23%       $10,093      2.01%         $10,639       0.22%       $10,453
            12/31/1990    -0.05%       $10,088      0.43%         $10,685       0.00%       $10,453
            01/31/1991     1.65%       $10,254      1.34%         $10,828       0.60%       $10,515
            02/28/1991     0.70%       $10,326      0.87%         $10,922       0.15%       $10,531
            03/31/1991     0.42%       $10,369      0.03%         $10,925       0.15%       $10,547
            04/30/1991     1.35%       $10,509      1.34%         $11,072       0.15%       $10,563
            05/31/1991     0.69%       $10,582      0.89%         $11,170       0.30%       $10,594
            06/30/1991    -0.04%       $10,578     -0.10%         $11,159       0.29%       $10,625
            07/31/1991     1.63%       $10,750      1.22%         $11,295       0.15%       $10,641
            08/31/1991     1.06%       $10,864      1.32%         $11,444       0.29%       $10,672
            09/30/1991     1.42%       $11,018      1.30%         $11,593       0.44%       $10,719
            10/31/1991     0.59%       $11,083      0.90%         $11,697       0.15%       $10,735
            11/30/1991     0.41%       $11,129      0.28%         $11,730       0.29%       $10,766
            12/31/1991     2.02%       $11,354      2.15%         $11,982       0.07%       $10,774
            01/31/1992     0.25%       $11,382      0.23%         $12,010       0.15%       $10,790
            02/29/1992     0.08%       $11,391      0.03%         $12,013       0.36%       $10,829
            03/31/1992     0.29%       $11,424      0.03%         $12,017       0.51%       $10,884
            04/30/1992     0.92%       $11,529      0.89%         $12,124       0.14%       $10,899
            05/31/1992     1.26%       $11,674      1.18%         $12,267       0.14%       $10,914
            06/30/1992     1.17%       $11,811      1.68%         $12,473       0.36%       $10,954
            07/31/1992     3.59%       $12,235      3.00%         $12,847       0.21%       $10,977
            08/31/1992    -1.04%       $12,108     -0.97%         $12,723       0.28%       $11,007
            09/30/1992     0.01%       $12,109      0.65%         $12,805       0.28%       $11,038
            10/31/1992    -1.58%       $11,918     -0.98%         $12,680       0.35%       $11,077
            11/30/1992     2.08%       $12,166      1.79%         $12,907       0.14%       $11,092
            12/31/1992     1.54%       $12,353      1.02%         $13,039      -0.07%       $11,085
            01/31/1993     1.29%       $12,512      1.16%         $13,190       0.49%       $11,139
            02/28/1993     2.63%       $12,841      3.62%         $13,667       0.35%       $11,178
            03/31/1993    -0.27%       $12,807     -1.06%         $13,522       0.35%       $11,217
            04/30/1993     0.87%       $12,918      1.01%         $13,659       0.28%       $11,248
            05/31/1993     0.73%       $13,012      0.56%         $13,735       0.14%       $11,264
            06/30/1993     1.46%       $13,202      1.67%         $13,965       0.14%       $11,280
            07/31/1993     0.15%       $13,222      0.13%         $13,983       0.00%       $11,280
            08/31/1993     1.53%       $13,424      2.08%         $14,274       0.28%       $11,311
            09/30/1993     1.09%       $13,571      1.14%         $14,437       0.21%       $11,335
            10/31/1993     0.71%       $13,667      0.19%         $14,464       0.41%       $11,382
            11/30/1993    -0.44%       $13,607     -0.88%         $14,337       0.07%       $11,390
            12/31/1993     1.68%       $13,836      2.11%         $14,639       0.00%       $11,390
            01/31/1994     1.05%       $13,981      1.14%         $14,806       0.27%       $11,420
            02/28/1994    -1.85%       $13,722     -2.59%         $14,423       0.34%       $11,459
            03/31/1994    -3.05%       $13,304     -4.07%         $13,836       0.34%       $11,498
            04/30/1994     0.46%       $13,365      0.85%         $13,953       0.14%       $11,514
            05/31/1994     0.58%       $13,442      0.87%         $14,075       0.07%       $11,522
            06/30/1994    -0.12%       $13,426     -0.61%         $13,989       0.34%       $11,562
            07/31/1994     1.46%       $13,622      1.83%         $14,245       0.27%       $11,593
            08/31/1994     0.25%       $13,656      0.35%         $14,295       0.40%       $11,639
            09/30/1994    -0.90%       $13,533     -1.47%         $14,084       0.27%       $11,671
            10/31/1994    -1.19%       $13,372     -1.78%         $13,834       0.07%       $11,679
            11/30/1994    -1.88%       $13,121     -1.81%         $13,583       0.13%       $11,694
            12/31/1994     1.92%       $13,373      2.20%         $13,882       0.00%       $11,694
            01/31/1995     2.64%       $13,726      2.86%         $14,279       0.40%       $11,741
            02/28/1995     2.37%       $14,051      2.91%         $14,695       0.40%       $11,788
            03/31/1995     0.82%       $14,166      1.15%         $14,864       0.33%       $11,827
            04/30/1995     0.38%       $14,220      0.12%         $14,882       0.33%       $11,866
            05/31/1995     2.37%       $14,557      3.19%         $15,356       0.20%       $11,889
            06/30/1995    -0.18%       $14,531     -0.87%         $15,223       0.20%       $11,913
            07/31/1995     0.59%       $14,617      0.95%         $15,367       0.00%       $11,913
            08/31/1995     0.83%       $14,738      1.27%         $15,563       0.26%       $11,944
            09/30/1995     0.56%       $14,821      0.63%         $15,661       0.20%       $11,968
            10/31/1995     1.20%       $14,999      1.45%         $15,888       0.33%       $12,007
            11/30/1995     1.36%       $15,203      1.66%         $16,151      -0.07%       $11,999
            12/31/1995     0.89%       $15,338      0.96%         $16,306      -0.07%       $11,991
            01/31/1996     0.50%       $15,415      0.76%         $16,430       0.59%       $12,061
            02/29/1996    -0.37%       $15,358     -0.68%         $16,319       0.32%       $12,100
            03/31/1996    -0.81%       $15,233     -1.28%         $16,110       0.52%       $12,163
            04/30/1996    -0.20%       $15,203     -0.28%         $16,065       0.39%       $12,210
            05/31/1996     0.09%       $15,216     -0.04%         $16,058       0.19%       $12,234
            06/30/1996     1.17%       $15,394      1.09%         $16,233       0.06%       $12,241
            07/31/1996     0.60%       $15,487      0.90%         $16,379       0.19%       $12,264
            08/31/1996    -0.04%       $15,481     -0.02%         $16,376       0.19%       $12,287
            09/30/1996     1.37%       $15,693      1.40%         $16,605       0.32%       $12,327
            10/31/1996     0.87%       $15,829      1.13%         $16,793       0.32%       $12,366
            11/30/1996     1.42%       $16,054      1.83%         $17,100       0.19%       $12,390
            12/31/1996     0.27%       $16,011     -0.42%         $17,028       0.00%       $12,390
            01/31/1997     0.08%       $16,023      0.19%         $17,061       0.32%       $12,429
            02/28/1997     0.83%       $16,156      0.92%         $17,218       0.31%       $12,468
            03/31/1997    -1.13%       $15,974     -1.33%         $16,989       0.25%       $12,499
            04/30/1997     0.90%       $16,118      0.84%         $17,131       0.12%       $12,514
            05/31/1997     1.14%       $16,301      1.51%         $17,390      -0.06%       $12,507
            06/30/1997     1.02%       $16,468      1.07%         $17,576       0.12%       $12,522
            07/31/1997     2.37%       $16,858      2.77%         $18,063       0.12%       $12,537
            08/31/1997    -0.73%       $16,735     -0.94%         $17,893       0.19%       $12,560
            09/30/1997     0.72%       $16,855      1.19%         $18,106       0.25%       $12,592
            10/31/1997     0.67%       $16,968      0.64%         $18,222       0.25%       $12,623
            11/30/1997     0.60%       $17,070      0.59%         $18,330      -0.06%       $12,616
            12/31/1997     1.40%       $17,309      1.46%         $18,597      -0.12%       $12,601
            01/31/1998     1.05%       $17,491      1.03%         $18,789       0.19%       $12,624
            02/28/1998     0.11%       $17,510      0.03%         $18,794       0.19%       $12,648
            03/31/1998     0.21%       $17,547      0.09%         $18,811       0.19%       $12,672
            04/30/1998    -0.18%       $17,515     -0.45%         $18,727       0.18%       $12,695
            05/31/1998     1.19%       $17,724      1.58%         $19,023       0.18%       $12,718
            06/30/1998     0.34%       $17,784      0.39%         $19,097       0.12%       $12,733
            07/31/1998     0.40%       $17,855      0.25%         $19,145       0.12%       $12,749
            08/31/1998     1.29%       $18,085      1.55%         $19,441       0.12%       $12,764
            09/30/1998     0.91%       $18,250      1.25%         $19,684       0.12%       $12,779
            10/31/1998     0.13%       $18,274      0.00%         $19,684       0.24%       $12,810
            11/30/1998     0.44%       $18,354      0.35%         $19,753       0.00%       $12,810
            12/31/1998     0.31%       $18,411      0.25%         $19,803      -0.06%       $12,802
            01/31/1999     0.76%       $18,551      1.19%         $20,038       0.24%       $12,833
            02/28/1999    -0.17%       $18,519     -0.44%         $19,950       0.12%       $12,848
            03/31/1999     0.14%       $18,545      0.14%         $19,978       0.30%       $12,887
            04/30/1999     0.24%       $18,590      0.25%         $20,028       0.73%       $12,981
            05/31/1999    -0.53%       $18,491     -0.58%         $19,912       0.00%       $12,981
            06/30/1999     1.24%       $18,262     -1.44%         $19,625       0.00%       $12,981
            07/31/1999     0.06%       $18,273      0.36%         $19,696       0.30%       $13,020
            08/31/1999    -0.84%       $18,119     -0.80%         $19,538       0.24%       $13,051
            09/30/1999     0.37%       $18,052      0.04%         $19,546       0.48%       $13,114
            10/31/1999    -1.44%       $17,792     -1.08%         $19,335       0.18%       $13,137
            11/30/1999     0.86%       $17,945      1.06%         $19,540       0.06%       $13,145
            12/31/1999    -0.80%       $17,802     -0.75%         $19,393       0.00%       $13,145
            01/31/2000    -0.65%       $17,686     -0.44%         $19,308       0.24%       $13,177
            02/29/2000     1.00%       $17,882      1.16%         $19,532       0.59%       $13,255

Total Return                            78.82%                     95.32%                    32.55%


* Source: Standard & Poor's Micropal.



AVERAGE ANNUAL TOTAL RETURN
2/29/00

CLASS C
------------------------------------
1-Year                        -5.99%
3-Year                        +2.48%
Since Inception (5/1/95)      +4.16%


The following line graph compares the performance of the Franklin Florida Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/29/00.

                                                     Lehman Brothers
Date                  Franklin Florida Tax-Free       Municipal Bond
                        Income Fund-Class C               Index                      *CPI*
                      -------------------------   -------------------------   ----------------------
          05/01/1995                    $9,904                     $10,000                  $10,000
          05/31/1995   2.75%           $10,176      3.19%          $10,319     0.20%        $10,020
          06/30/1995  -0.15%           $10,161     -0.87%          $10,229     0.20%        $10,040
          07/31/1995   0.45%           $10,207      0.95%          $10,326     0.00%        $10,040
          08/31/1995   0.86%           $10,295      1.27%          $10,458     0.26%        $10,066
          09/29/1995   0.59%           $10,355      0.63%          $10,523     0.20%        $10,086
          10/31/1995   1.05%           $10,464      1.45%          $10,676     0.33%        $10,120
          11/30/1995   1.39%           $10,610      1.66%          $10,853    -0.07%        $10,112
          12/29/1995   0.83%           $10,698      0.96%          $10,957    -0.07%        $10,105
          01/31/1996   0.45%           $10,746      0.76%          $11,041     0.59%        $10,165
          02/29/1996  -0.41%           $10,702     -0.68%          $10,966     0.32%        $10,198
          03/29/1996  -0.94%           $10,601     -1.28%          $10,825     0.52%        $10,251
          04/30/1996  -0.25%           $10,575     -0.28%          $10,795     0.39%        $10,291
          05/31/1996   0.04%           $10,579     -0.04%          $10,791     0.19%        $10,310
          06/28/1996   1.20%           $10,706      1.09%          $10,908     0.06%        $10,316
          07/31/1996   0.45%           $10,754      0.90%          $11,006     0.19%        $10,336
          08/30/1996  -0.09%           $10,744     -0.02%          $11,004     0.19%        $10,356
          09/30/1996   1.40%           $10,895      1.40%          $11,158     0.32%        $10,389
          10/31/1996   0.90%           $10,993      1.13%          $11,284     0.32%        $10,422
          11/29/1996   1.36%           $11,142      1.83%          $11,491     0.19%        $10,442
          12/31/1996  -0.32%           $11,107     -0.42%          $11,443     0.00%        $10,442
          01/31/1997   0.04%           $11,111      0.19%          $11,464     0.32%        $10,475
          02/28/1997   0.80%           $11,200      0.92%          $11,570     0.31%        $10,508
          03/31/1997  -1.17%           $11,069     -1.33%          $11,416     0.25%        $10,534
          04/30/1997   0.86%           $11,164      0.84%          $11,512     0.12%        $10,547
          05/31/1997   1.09%           $11,286      1.51%          $11,686    -0.06%        $10,540
          06/30/1997   0.97%           $11,395      1.07%          $11,811     0.12%        $10,553
          07/31/1997   2.39%           $11,668      2.77%          $12,138     0.12%        $10,565
          08/31/1997  -0.85%           $11,568     -0.94%          $12,024     0.19%        $10,586
          09/30/1997   0.75%           $11,655      1.19%          $12,167     0.25%        $10,612
          10/31/1997   0.61%           $11,726      0.64%          $12,245     0.25%        $10,639
          11/30/1997   0.55%           $11,791      0.59%          $12,317    -0.06%        $10,632
          12/31/1997   1.34%           $11,949      1.46%          $12,497    -0.12%        $10,619
          01/31/1998   0.99%           $12,067      1.03%          $12,626     0.19%        $10,640
          02/28/1998   0.06%           $12,074      0.03%          $12,629     0.19%        $10,660
          03/31/1998   0.16%           $12,094      0.09%          $12,641     0.19%        $10,680
          04/30/1998  -0.22%           $12,067     -0.45%          $12,584     0.18%        $10,699
          05/31/1998   1.14%           $12,205      1.58%          $12,783     0.18%        $10,719
          06/30/1998   0.37%           $12,250      0.39%          $12,832     0.12%        $10,731
          07/31/1998   0.26%           $12,282      0.25%          $12,865     0.12%        $10,744
          08/31/1998   1.32%           $12,444      1.55%          $13,064     0.12%        $10,757
          09/30/1998   0.77%           $12,539      1.25%          $13,227     0.12%        $10,770
          10/31/1998   0.08%           $12,549      0.00%          $13,227     0.24%        $10,796
          11/30/1998   0.47%           $12,608      0.35%          $13,274     0.00%        $10,796
          12/31/1998   0.18%           $12,631      0.25%          $13,307    -0.06%        $10,789
          01/31/1999   0.79%           $12,731      1.19%          $13,465     0.24%        $10,815
          02/28/1999  -0.22%           $12,703     -0.44%          $13,406     0.12%        $10,828
          03/31/1999   0.09%           $12,714      0.14%          $13,425     0.30%        $10,861
          04/30/1999   0.20%           $12,740      0.25%          $13,458     0.73%        $10,940
          05/31/1999  -0.57%           $12,667     -0.58%          $13,380     0.00%        $10,940
          06/30/1999   1.28%           $12,505     -1.44%          $13,187     0.00%        $10,940
          07/31/1999   0.02%           $12,508      0.36%          $13,235     0.30%        $10,973
          08/31/1999  -0.97%           $12,386     -0.80%          $13,129     0.24%        $10,999
          09/30/1999  -0.41%           $12,335      0.04%          $13,134     0.48%        $11,052
          10/31/1999  -1.47%           $12,154     -1.08%          $12,992     0.18%        $11,072
          11/30/1999   0.89%           $12,262      1.06%          $13,130     0.06%        $11,079
          12/31/1999  -0.84%           $12,159     -0.75%          $13,032     0.00%        $11,079
          01/31/2000  -0.78%           $12,064     -0.44%          $12,974     0.24%        $11,105
          02/29/2000   0.95%           $12,177      1.16%          $13,125     0.59%        $11,171

Total Return                            21.77%                      31.25%                   11.71%

* Source: Standard & Poor's Micropal.


          Past performance does not guarantee future results.


FRANKLIN GEORGIA TAX-FREE INCOME FUND

Your Fund's Goal: Franklin Georgia Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Georgia state personal income taxes through a portfolio consisting primarily of Georgia municipal bonds.(1)


STATE UPDATE


[PICTURE OF STATE OF GEORGIA]


During the year under review, Georgia enjoyed sustained economic expansion, in addition to a relatively low debt burden and improved financial management and performance. Driving the state's economic growth is its strong job creation, extensive transportation infrastructure, and low average cost of living. Employment in the services sector grew 4.8% in 1999, counterbalancing slow growth or declines in manufacturing jobs. Overall, Georgia's employment rate grew 2.9%, compared with 2.2% for the nation as a whole. The state's growing employment rate is indicative of its tight labor market, although job growth is expected to slow to an average of 1.6% annually over the next five years.(2)

Fiscal years 1995-1998 each closed with general fund operating surpluses, with fiscal year 1999 estimated to do the same. This increased the state's unreserved general fund balance, providing the state with substantial financial flexibility. The enacted fiscal year 2000 budget places a high priority on educational programs, maintaining competitive teacher salaries, increased prison capacity, and property tax relief. This budget tops $13.3 billion, 6.1% above fiscal year 1999 estimates, and net state revenues, composed of fees and taxes, are budgeted to rise 5.5% over fiscal year 1999 estimates.(2) Georgia's overall debt level remains relatively low at $697 per capita, ranking 15th nationally, moderately above the national median level of $540.(3)


[PIE CHART]

CREDIT QUALITY BREAKDOWN
Franklin Georgia Tax-Free Income Fund
Based on Total Long-Term Investments
2/29/00

AAA - 54.5%
AA  - 16.6%
A   - 11.7%
BBB - 17.2%


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Standard & Poor's Ratings Direct, 2/15/00. This does not indicate Standard & Poor's rating of the fund.

3. Source: Moody's Investors Service.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 80.


PORTFOLIO BREAKDOWN
Franklin Georgia
Tax-Free Income Fund
2/29/00

                           % OF TOTAL
                           LONG-TERM
SECTOR                    INVESTMENTS
-------------------------------------
Utilities                    18.5%
Hospital & Health Care       16.9%
Housing                      13.3%
Prerefunded                  13.1%
Higher Education             10.5%
Corporate-Backed              9.3%
General Obligation            8.3%
Transportation                4.8%
Tax-Supported Debt            2.5%
Other Revenue                 1.7%
Subject to Government
Appropriation                 1.1%

The state's financial outlook is stable, supported by its well-diversified economy and the presence of many major corporate employers. Although the state's Department of Revenue recently experienced problems recording and redistributing sales tax revenue, Georgia's strengthened financial policies and procedures, coupled with conservative fiscal management and a commitment to fully funding its reserves, should enable the state to remain fiscally sound in the future. In light of its economic strength, Georgia has received the highest rating, AAA, by Standard & Poor's, an independent credit rating agency.(2)

PORTFOLIO NOTES
Interest rates generally rose during the 12 months under review, presenting challenges for municipal bond investors, as bond prices fall when interest rates rise. For the year ended February 29, 2000, the 30-year Treasury bond price fell 10.1%, and the Bond Buyer Municipal Bond Index (Bond Buyer 40) dropped 13.1%. By comparison, Franklin Georgia Tax-Free Income Fund's Class A share price declined 8.6%, as measured by net asset value.(4)

During the period, we sought to capitalize on market opportunities to enhance the portfolio's structure and income-producing potential. The rise in interest rates allowed us to book tax losses, which can be carried forward to help offset current or future capital gains and possibly reduce our shareholders' future tax liabilities, by selling lower-yielding securities and reinvesting the proceeds at recent, higher rates. During the period, we focused on selling highly liquid securities with shorter call protection than we would prefer, such as Douglas County Housing Authority, Gainesville Hospital Authority Revenue, Paulding County Water and Sewer Authority, and Pike County School District general obligation bonds.

When investigating potential purchases, we continued to seek bonds maximizing current, tax-free income and having favorable call protection to provide our shareholders a steady, long-term income stream. Purchases during the year included revenue bonds of Emory University, Clayton County Development Authority, Henry County Hospital Authority for the Henry Medical Center, and Rockdale County Water and Sewer Authority. These purchases maintained the portfolio's diversification among a broad range of sectors, helping to reduce the fund's exposure to the risk and volatility that may affect any one sector. In addition, our active portfolio management has built a portfolio with not only credit risk diversity, but also a wide range of coupons and maturities. At the end of the reporting period, AAA-rated bonds represented 54.5% of the fund's total long-term investments, while the portfolio's weighted average life to first call increased to 6.87 years at the end of the period from 6.74 years at the beginning.


4. Sources: Lehman Brothers; The Bond Buyer. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The fund's investment return and share price fluctuate with market conditions. Index is unmanaged and includes reinvested interest. One cannot invest directly in an index.

Your fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary on page 21 shows that at the end of this reporting period, the fund's Class A shares' distribution rate was 5.16%, based on an annualization of the current 4.95 cent ($0.0495) per share dividend and the maximum offering price of $11.52 on February 29, 2000. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and Georgia state personal income tax bracket of 43.22% would need to earn 9.09% from a taxable investment to match the fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

Looking forward, we will attempt to continue taking advantage of the recently higher interest-rate environment. Please keep in mind that interest rates, and therefore bond prices, rise and fall depending on domestic and global economic factors. Such fluctuations are a normal part of investing, and one should expect this when investing in any security, including municipal bonds. However, municipal bond funds such as Franklin Georgia Tax-Free Income Fund can help to lower such volatility, as they offer a level of diversification that is difficult for individual investors to achieve on their own.


DIVIDEND DISTRIBUTIONS*
Franklin Georgia Tax-Free Income Fund
3/1/99 - 2/29/00

                                                       DIVIDEND PER SHARE
                                                       ------------------
MONTH                                               CLASS A          CLASS C
--------------------------------------------------------------------------------
March                                             4.95 cents       4.43 cents
April                                             4.95 cents       4.43 cents
May                                               4.95 cents       4.43 cents
June                                              4.95 cents       4.42 cents
July                                              4.95 cents       4.42 cents
August                                            4.95 cents       4.42 cents
September                                         4.95 cents       4.31 cents
October                                           4.95 cents       4.31 cents
November                                          4.95 cents       4.31 cents
December                                          4.95 cents       4.43 cents
January                                           4.95 cents       4.43 cents
February                                          4.95 cents       4.43 cents
--------------------------------------------------------------------------------
TOTAL                                            59.40 CENTS      52.77 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

This discussion reflects our views, opinions and portfolio holdings as of February 29, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


ONE-YEAR PERFORMANCE SUMMARY AS OF 2/29/00

One-year total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
One-Year Total Return                       -3.71%
Net Asset Value (NAV)                       $11.03 (2/29/00)           $12.07 (2/28/99)
Change in NAV                               -$1.04
Distributions (3/1/99 - 2/29/00)            Dividend Income            $0.5940
                                            Long-Term Capital Gain     $0.0017
                                            ------------------------------------------
                                            Total                      $0.5957

CLASS C
One-Year Total Return                       -4.32%
Net Asset Value (NAV)                       $11.10 (2/29/00)           $12.15 (2/28/99)
Change in NAV                               -$1.05
Distributions (3/1/99 - 2/29/00)            Dividend Income            $0.5277
                                            Long-Term Capital Gain     $0.0017
                                            ------------------------------------------
                                            Total                      $0.5294

ADDITIONAL PERFORMANCE

                                                                        INCEPTION
CLASS A                                    1-YEAR    5-YEAR    10-YEAR  (9/1/87)
---------------------------------------------------------------------------------
Cumulative Total Return(1)                 -3.71%    +25.39%   +81.58%  +127.82%
Average Annual Total Return(2)             -7.83%     +3.73%    +5.69%    +6.44%

                                                                        INCEPTION
CLASS C                                              1-YEAR    3-YEAR   (5/1/95)
---------------------------------------------------------------------------------
Cumulative Total Return(1)                           -4.32%    +7.38%    +21.05%
Average Annual Total Return(2)                       -6.16%    +2.06%     +3.81%

SHARE CLASS                                                       A         C
---------------------------------------------------------------------------------
Distribution Rate(3)                                            5.16%     4.80%
Taxable Equivalent Distribution Rate(4)                         9.09%     8.45%
30-Day Standardized Yield(5)                                    5.03%     4.66%
Taxable Equivalent Yield(4)                                     8.86%     8.21%

Franklin Georgia Tax-Free Income Fund paid distributions derived from long-term capital gains of 0.17 cents ($0.0017) per share in June 1999. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code 852(b)(3).

For updated performance figures, please see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN GEORGIA
TAX-FREE INCOME FUND

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 29, 2000.

4. Taxable equivalent distribution rate and yield assume the published rates as of March 15, 2000, for the maximum combined federal and Georgia state personal income tax bracket of 43.22%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the month ended February 29, 2000.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FRANKLIN GEORGIA
TAX-FREE INCOME FUND

AVERAGE ANNUAL TOTAL RETURN
2/29/00

CLASS A
---------------------------------------
1-Year                           -7.83%
5-Year                           +3.73%
10-Year                          +5.69%
Since Inception (9/1/87)         +6.44%


The following line graph compares the performance of the Franklin Georgia Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/90 to 2/29/00.

Date                 Franklin Georgia    Lehman Brothers Municipal          CPI*
                      Tax-Free Income          Bond Index*
                       Fund-Class A
      03/01/1990                $9,572                   $10,000                  $10,000
      03/31/1990    -0.06%      $9,566       0.03%       $10,003       0.55%      $10,055
      04/30/1990    -0.60%      $9,509      -0.72%        $9,931       0.16%      $10,071
      05/31/1990     2.20%      $9,718       2.18%       $10,147       0.23%      $10,094
      06/30/1990     0.88%      $9,804       0.88%       $10,237       0.54%      $10,149
      07/31/1990     1.70%      $9,970       1.47%       $10,387       0.38%      $10,187
      08/31/1990    -2.59%      $9,712      -1.45%       $10,237       0.92%      $10,281
      09/30/1990    -0.14%      $9,698       0.06%       $10,243       0.84%      $10,367
      10/31/1990     1.37%      $9,831       1.82%       $10,429       0.60%      $10,430
      11/30/1990     2.39%     $10,066       2.01%       $10,639       0.22%      $10,453
      12/31/1990    -0.14%     $10,052       0.43%       $10,685       0.00%      $10,453
      01/31/1991     1.91%     $10,244       1.34%       $10,828       0.60%      $10,515
      02/28/1991     0.77%     $10,323       0.87%       $10,922       0.15%      $10,531
      03/31/1991     0.32%     $10,356       0.03%       $10,925       0.15%      $10,547
      04/30/1991     1.33%     $10,494       1.34%       $11,072       0.15%      $10,563
      05/31/1991     0.68%     $10,565       0.89%       $11,170       0.30%      $10,594
      06/30/1991    -0.04%     $10,561      -0.10%       $11,159       0.29%      $10,625
      07/31/1991     1.42%     $10,711       1.22%       $11,295       0.15%      $10,641
      08/31/1991     1.05%     $10,823       1.32%       $11,444       0.29%      $10,672
      09/30/1991     1.40%     $10,975       1.30%       $11,593       0.44%      $10,719
      10/31/1991     0.49%     $11,029       0.90%       $11,697       0.15%      $10,735
      11/30/1991     0.40%     $11,073       0.28%       $11,730       0.29%      $10,766
      12/31/1991     1.87%     $11,280       2.15%       $11,982       0.07%      $10,774
      01/31/1992     0.50%     $11,336       0.23%       $12,010       0.15%      $10,790
      02/29/1992     0.20%     $11,314       0.03%       $12,013       0.36%      $10,829
      03/31/1992     0.19%     $11,335       0.03%       $12,017       0.51%      $10,884
      04/30/1992     0.94%     $11,442       0.89%       $12,124       0.14%      $10,899
      05/31/1992     1.30%     $11,590       1.18%       $12,267       0.14%      $10,914
      06/30/1992     1.31%     $11,742       1.68%       $12,473       0.36%      $10,954
      07/31/1992     3.34%     $12,134       3.00%       $12,847       0.21%      $10,977
      08/31/1992    -1.13%     $11,997      -0.97%       $12,723       0.28%      $11,007
      09/30/1992     0.29%     $12,032       0.65%       $12,805       0.28%      $11,038
      10/31/1992    -1.77%     $11,819      -0.98%       $12,680       0.35%      $11,077
      11/30/1992     2.29%     $12,090       1.79%       $12,907       0.14%      $11,092
      12/31/1992     1.53%     $12,275       1.02%       $13,039       0.07%      $11,085
      01/31/1993     0.79%     $12,372       1.16%       $13,190       0.49%      $11,139
      02/28/1993     2.75%     $12,712       3.62%       $13,667       0.35%      $11,178
      03/31/1993    -0.39%     $12,662      -1.06%       $13,522       0.35%      $11,217
      04/30/1993     1.17%     $12,810       1.01%       $13,659       0.28%      $11,248
      05/31/1993     0.60%     $12,887       0.56%       $13,735       0.14%      $11,264
      06/30/1993     1.75%     $13,113       1.67%       $13,965       0.14%      $11,280
      07/31/1993     0.05%     $13,119       0.13%       $13,983       0.00%      $11,280
      08/31/1993     1.75%     $13,349       2.08%       $14,274       0.28%      $11,311
      09/30/1993     1.26%     $13,517       1.14%       $14,437       0.21%      $11,335
      10/31/1993     0.34%     $13,563       0.19%       $14,464       0.41%      $11,382
      11/30/1993    -0.37%     $13,513      -0.88%       $14,337       0.07%      $11,390
      12/31/1993     1.65%     $13,736       2.11%       $14,639       0.00%      $11,390
      01/31/1994     1.19%     $13,899       1.14%       $14,806       0.27%      $11,420
      02/28/1994    -2.13%     $13,603      -2.59%       $14,423       0.34%      $11,459
      03/31/1994    -3.33%     $13,150      -4.07%       $13,836       0.34%      $11,498
      04/30/1994     0.38%     $13,200       0.85%       $13,953       0.14%      $11,514
      05/31/1994     0.68%     $13,290       0.87%       $14,075       0.07%      $11,522
      06/30/1994    -0.42%     $13,234      -0.61%       $13,989       0.34%      $11,562
      07/31/1994     1.69%     $13,458       1.83%       $14,245       0.27%      $11,593
      08/31/1994     0.41%     $13,513       0.35%       $14,295       0.40%      $11,639
      09/30/1994    -0.98%     $13,381      -1.47%       $14,084       0.27%      $11,671
      10/31/1994    -1.53%     $13,176      -1.78%       $13,834       0.07%      $11,679
      11/30/1994    -1.95%     $12,919      -1.81%       $13,583       0.13%      $11,694
      12/31/1994     2.34%     $13,221       2.20%       $13,882       0.00%      $11,694
      01/31/1995     2.68%     $13,576       2.86%       $14,279       0.40%      $11,741
      02/28/1995     2.11%     $13,862       2.91%       $14,695       0.40%      $11,788
      03/31/1995     0.96%     $13,995       1.15%       $14,864       0.33%      $11,827
      04/30/1995     0.27%     $14,033       0.12%       $14,882       0.33%      $11,866
      05/31/1995     2.31%     $14,357       3.19%       $15,356       0.20%      $11,889
      06/30/1995    -0.37%     $14,304      -0.87%       $15,223       0.20%      $11,913
      07/31/1995     0.48%     $14,373       0.95%       $15,367       0.00%      $11,913
      08/31/1995     0.97%     $14,512       1.27%       $15,563       0.26%      $11,944
      09/30/1995     0.37%     $14,566       0.63%       $15,661       0.20%      $11,968
      10/31/1995     1.27%     $14,751       1.45%       $15,888       0.33%      $12,007
      11/30/1995     1.29%     $14,941       1.66%       $16,151      -0.07%      $11,999
      12/31/1995     0.94%     $15,081       0.96%       $16,306      -0.07%      $11,991
      01/31/1996     0.39%     $15,140       0.76%       $16,430       0.59%      $12,061
      02/29/1996    -0.29%     $15,096      -0.68%       $16,319       0.32%      $12,100
      03/31/1996    -0.90%     $14,961      -1.28%       $16,110       0.52%      $12,163
      04/30/1996     0.04%     $14,967      -0.28%       $16,065       0.39%      $12,210
      05/31/1996     0.25%     $15,004      -0.04%       $16,058       0.19%      $12,234
      06/30/1996     0.96%     $15,148       1.09%       $16,233       0.06%      $12,241
      07/31/1996     0.57%     $15,234       0.90%       $16,379       0.19%      $12,264
      08/31/1996     0.12%     $15,253      -0.02%       $16,376       0.19%      $12,287
      09/30/1996     1.24%     $15,442       1.40%       $16,605       0.32%      $12,327
      10/31/1996     0.87%     $15,576       1.13%       $16,793       0.32%      $12,366
      11/30/1996     1.29%     $15,777       1.83%       $17,100       0.19%      $12,390
      12/31/1996     0.05%     $15,785      -0.42%       $17,028       0.00%      $12,390
      01/31/1997     0.19%     $15,815       0.19%       $17,061       0.32%      $12,429
      02/28/1997     0.69%     $15,924       0.92%       $17,218       0.31%      $12,468
      03/31/1997    -0.89%     $15,782      -1.33%       $16,989       0.25%      $12,499
      04/30/1997     0.77%     $15,904       0.84%       $17,131       0.12%      $12,514
      05/31/1997     1.08%     $16,076       1.51%       $17,390      -0.06%      $12,507
      06/30/1997     0.88%     $16,217       1.07%       $17,576       0.12%      $12,522
      07/31/1997     2.12%     $16,561       2.77%       $18,063       0.12%      $12,537
      08/31/1997     0.66%     $16,452      -0.94%       $17,893       0.19%      $12,560
      09/30/1997     1.03%     $16,621       1.19%       $18,106       0.25%      $12,592
      10/31/1997     0.56%     $16,714       0.64%       $18,222       0.25%      $12,623
      11/30/1997     0.66%     $16,824       0.59%       $18,330      -0.06%      $12,616
      12/31/1997     1.20%     $17,026       1.46%       $18,597      -0.12%      $12,601
      01/31/1998     0.78%     $17,159       1.03%       $18,789       0.19%      $12,624
      02/28/1998     0.02%     $17,163       0.03%       $18,794       0.19%      $12,648
      03/31/1998     0.21%     $17,199       0.09%       $18,811       0.19%      $12,672
      04/30/1998    -0.09%     $17,183      -0.45%       $18,727       0.18%      $12,695
      05/31/1998     1.25%     $17,398       1.58%       $19,023       0.18%      $12,718
      06/30/1998     0.29%     $17,448       0.39%       $19,097       0.12%      $12,733
      07/31/1998     0.22%     $17,487       0.25%       $19,145       0.12%      $12,749
      08/31/1998     1.18%     $17,693       1.55%       $19,441       0.12%      $12,764
      09/30/1998     1.13%     $17,893       1.25%       $19,684       0.12%      $12,779
      10/31/1998    -0.21%     $17,855       0.00%       $19,684       0.24%      $12,810
      11/30/1998     0.42%     $17,930       0.35%       $19,753       0.00%      $12,810
      12/31/1998     0.32%     $17,988       0.25%       $19,803      -0.06%      $12,802
      01/31/1999     0.74%     $18,121       1.19%       $20,038       0.24%      $12,833
      02/28/1999    -0.34%     $18,059      -0.44%       $19,950       0.12%      $12,848
      03/31/1999     0.23%     $18,101       0.14%       $19,978       0.30%      $12,887
      04/30/1999     0.32%     $18,159       0.25%       $20,028       0.73%      $12,981
      05/31/1999    -0.55%     $18,059      -0.58%       $19,912       0.00%      $12,981
      06/30/1999    -1.31%     $17,822      -1.44%       $19,625       0.00%      $12,981
      07/31/1999     0.06%     $17,833       0.36%       $19,696       0.30%      $13,020
      08/31/1999    -1.16%     $17,626       0.80%       $19,538       0.24%      $13,051
      09/30/1999    -0.28%     $17,577       0.04%       $19,546       0.48%      $13,114
      10/31/1999    -1.44%     $17,324      -1.08%       $19,335       0.18%      $13,137
      11/30/1999     0.75%     $17,454       1.06%       $19,540       0.06%      $13,145
      12/31/1999    -0.89%     $17,298      -0.75%       $19,393       0.00%      $13,145
      01/31/2000    -0.91%     $17,141      -0.44%       $19,308       0.24%      $13,177
      02/29/2000     1.44%     $17,392       1.16%       $19,532       0.59%      $13,255

Total Return                    73.92%                    95.32%                   32.55%

AVERAGE ANNUAL TOTAL RETURN
2/29/00

CLASS C
---------------------------------------
1-Year                           -6.16%
3-Year                           +2.06%
Since Inception (5/1/95)         +3.81%


The following line graph compares the performance of the Franklin Georgia Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/29/00.

Date                 Franklin Georgia        Lehman Brothers Municipal              CPI*
                     Tax-Free Income               Bond Index*
                       Fund-Class C
      05/01/1995                $9,897                       $10,000                        $10,000
      05/31/1995    2.34%      $10,129           3.19%       $10,319            0.20%       $10,020
      06/30/1995   -0.25%      $10,103          -0.87%       $10,229            0.20%       $10,040
      07/31/1995    0.51%      $10,155           0.95%       $10,326            0.00%       $10,040
      08/31/1995    0.84%      $10,240           1.27%       $10,458            0.26%       $10,066
      09/29/1995    0.41%      $10,282           0.63%       $10,523            0.20%       $10,086
      10/31/1995    1.12%      $10,397           1.45%       $10,676            0.33%       $10,120
      11/30/1995    1.33%      $10,536           1.66%       $10,853           -0.07%       $10,112
      12/29/1995    0.89%      $10,629           0.96%       $10,957           -0.07%       $10,105
      01/31/1996    0.34%      $10,665           0.76%       $11,041            0.59%       $10,165
      02/29/1996   -0.33%      $10,630          -0.68%       $10,966            0.32%       $10,198
      03/29/1996   -0.94%      $10,530          -1.28%       $10,825            0.52%       $10,251
      04/30/1996    0.00%      $10,530          -0.28%       $10,795            0.39%       $10,291
      05/31/1996    0.19%      $10,550          -0.04%       $10,791            0.19%       $10,310
      06/28/1996    0.90%      $10,645           1.09%       $10,908            0.06%       $10,316
      07/31/1996    0.58%      $10,707           0.90%       $11,006            0.19%       $10,336
      08/30/1996    0.05%      $10,712          -0.02%       $11,004            0.19%       $10,356
      09/30/1996    1.26%      $10,847           1.40%       $11,158            0.32%       $10,389
      10/31/1996    0.82%      $10,936           1.13%       $11,284            0.32%       $10,422
      11/29/1996    1.15%      $11,062           1.83%       $11,491            0.19%       $10,442
      12/31/1996    0.09%      $11,072          -0.42%       $11,443            0.00%       $10,442
      01/31/1997    0.06%      $11,079           0.19%       $11,464            0.32%       $10,475
      02/28/1997    0.73%      $11,160           0.92%       $11,570            0.31%       $10,508
      03/31/1997   -0.93%      $11,056          -1.33%       $11,416            0.25%       $10,534
      04/30/1997    0.63%      $11,125           0.84%       $11,512            0.12%       $10,547
      05/31/1997    1.10%      $11,248           1.51%       $11,686           -0.06%       $10,540
      06/30/1997    0.82%      $11,340           1.07%       $11,811            0.12%       $10,553
      07/31/1997    2.06%      $11,574           2.77%       $12,138            0.12%       $10,565
      08/31/1997   -0.70%      $11,493          -0.94%       $12,024            0.19%       $10,586
      09/30/1997    0.98%      $11,605           1.19%       $12,167            0.25%       $10,612
      10/31/1997    0.50%      $11,663           0.64%       $12,245            0.25%       $10,639
      11/30/1997    0.61%      $11,734           0.59%       $12,317           -0.06%       $10,632
      12/31/1997    1.23%      $11,879           1.46%       $12,497           -0.12%       $10,619
      01/31/1998    0.64%      $11,955           1.03%       $12,626            0.19%       $10,640
      02/28/1998    0.06%      $11,962           0.03%       $12,629            0.19%       $10,660
      03/31/1998    0.07%      $11,970           0.09%       $12,641            0.19%       $10,680
      04/30/1998   -0.14%      $11,954          -0.45%       $12,584            0.18%       $10,699
      05/31/1998    1.20%      $12,097           1.58%       $12,783            0.18%       $10,719
      06/30/1998    0.33%      $12,137           0.39%       $12,832            0.12%       $10,731
      07/31/1998    0.17%      $12,158           0.25%       $12,865            0.12%       $10,744
      08/31/1998    1.13%      $12,295           1.55%       $13,064            0.12%       $10,757
      09/30/1998    1.08%      $12,428           1.25%       $13,227            0.12%       $10,770
      10/31/1998   -0.26%      $12,395           0.00%       $13,227            0.24%       $10,796
      11/30/1998    0.37%      $12,441           0.35%       $13,274            0.00%       $10,796
      12/31/1998    0.27%      $12,475           0.25%       $13,307           -0.06%       $10,789
      01/31/1999    0.78%      $12,572           1.19%       $13,465            0.24%       $10,815
      02/28/1999   -0.38%      $12,524          -0.44%       $13,406            0.12%       $10,828
      03/31/1999    0.18%      $12,547           0.14%       $13,425            0.30%       $10,861
      04/30/1999    0.20%      $12,572           0.25%       $13,458            0.73%       $10,940
      05/31/1999   -0.58%      $12,499          -0.58%       $13,380            0.00%       $10,940
      06/30/1999   -1.35%      $12,330          -1.44%       $13,187            0.00%       $10,940
      07/31/1999    0.02%      $12,333           0.36%       $13,235            0.30%       $10,973
      08/31/1999   -1.21%      $12,184          -0.80%       $13,129            0.24%       $10,999
      09/30/1999   -0.33%      $12,143           0.04%       $13,134            0.48%       $11,052
      10/31/1999   -1.48%      $11,964          -1.08%       $12,992            0.18%       $11,072
      11/30/1999    0.78%      $12,057           1.06%       $13,130            0.06%       $11,079
      12/31/1999   -1.02%      $11,934          -0.75%       $13,032            0.00%       $11,079
      01/31/2000   -0.95%      $11,821          -0.44%       $12,974            0.24%       $11,105
      02/29/2000    1.39%      $11,981           1.16%       $13,125            0.59%       $11,171

Total Return                    19.81%                        31.25%                         11.71%

* Source: Standard & Poor's Micropal.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged index, which includes approximately 38,000 municipal securities from across the country, differs from the fund in composition, does not pay management fees or expenses and includes reinvested interest. One cannot invest directly in an index. For the periods shown, performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

           Past performance does not guarantee future results.


FRANKLIN KENTUCKY TAX-FREE INCOME FUND

Your Fund's Goal: Franklin Kentucky Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Kentucky state personal income taxes through a portfolio consisting primarily of Kentucky municipal bonds.(1)

COMMONWEALTH UPDATE


[PICTURE OF STATE OF KENTUCKY]


During the past decade, Kentucky's economy has experienced consistent, solid growth. As a result of this growth and the state's effective fiscal management, the commonwealth's financial position has improved since the deficits of the early 1990s, with fiscal year 1998 representing the fifth consecutive year of positive financial results. Revenues for the state have also improved, with revenues for fiscal year 1999 increasing 2.4% over 1998's. In addition, Kentucky has enjoyed healthy employment growth, largely a result of its central geographic location and low labor and energy costs. Nonagricultural employment grew an average of 2.5% per year from 1993 to 1998, keeping pace with national trends. More recently, job growth slowed slightly, with average monthly employment increasing 2.0%, compared to a year earlier, for the 12-month period ended November 1999.2 The employment base continues to diversify, however, as higher wage jobs, including automotive, transportation equipment, air transportation, and health and business services, replace those in the lower-paid coal mining, tobacco and apparel sectors.

The commonwealth's administrative and legislative branches have demonstrated a strong commitment to include debt service appropriations within the state budget, thus mitigating potential concerns about any given project's viability. Debt ratios have dropped over the past several years to a moderate level, from 5.2% in 1984, to 4.6% in 1995, to 3.9% by the end of 1999, as debt has grown more slowly than personal income during the past decade. The state's $760 debt per capita is moderately above the 1999 national median of $540(3); however, debt levels are expected to increase as the commonwealth plans to issue approximately $850 million in debt authorized during the current, 1999 - 2000 biennial budget, and possibly $909 million in new debt authorizations for the 2001 - 2002 biennium. While issuance of these authorizations will add significantly to the commonwealth's $3.3 billion in net tax-supported outstanding debt, debt service is expected to remain a moderate fixed cost, given the state's goal of limiting debt service to about 6% of general fund revenues.(2)


[CREDIT QUALITY PIE CHART]
CREDIT QUALITY BREAKDOWN
Franklin Kentucky Taz-Free Income Fund Based on Total Long-Term Investments 2/29/00

AAA - 62.2%
AA  - 16.0%
A   -  8.2%
BBB - 12.9%
Below Investment Grade - 0.7%

*Quality breakdown may include internal ratings for bonds not rated by an independent credit rating agency.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Moody's Investors Service, State of Kentucky, 1/28/00. This does not indicate Moody's rating of the fund.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 83.



Kentucky's outlook is stable. A modestly accelerating economy is expected to sustain recent financial improvement, and while debt ratios are expected to rise slightly, Kentucky's financial performance should continue to benefit from positive economic trends, its demonstrated ability to control spending, and its prudent revenue estimating practices. In light of this sound financial position, Moody's, an independent credit rating agency, has assigned the commonwealth a strong Aa2 rating.(2)

PORTFOLIO NOTES

Interest rates generally rose during the 12 months under review, presenting challenges for municipal bond investors, as bond prices fall when interest rates rise. For the year ended February 29, 2000, the 30-year Treasury bond price fell 10.1%, and the Bond Buyer Municipal Bond Index (Bond Buyer 40) dropped 13.1%. By comparison, Franklin Kentucky Tax-Free Income Fund's Class A share price declined 9.2%, as measured by net asset value.(4)

During the period, we sought to capitalize on market opportunities to enhance the portfolio's structure and income-producing potential. The rise in interest rates allowed us to book tax losses by selling lower-yielding securities and reinvesting the proceeds at recent, higher rates. During the period, we focused on selling highly liquid securities in the intermediate maturity range, such as Kenton County Water District, Daviess County Public Improvement Corp., and Kentucky Infrastructure Wastewater revenue bonds. These sales improved the portfolio's overall structure and booked tax losses for the fund, which can be carried forward to help offset current or future capital gains and possibly reduce our shareholders' future tax liabilities.

PORTFOLIO BREAKDOWN
Franklin Kentucky
Tax-Free Income Fund
2/29/00

                                % OF TOTAL
                                LONG-TERM
SECTOR                         INVESTMENTS
------------------------------------------
Utilities                         18.6%
Housing                           14.7%
Hospital & Health Care            13.9%
Other Revenue                     12.8%
Subject to Government
Appropriation                     12.7%
Prerefunded                        9.5%
Transportation                     9.0%
Corporate-Backed                   5.8%
Tax-Supported Debt                 2.8%
Higher Education                   0.2%

3. Source: Moody's Investors Service.

4. Sources: Lehman Brothers; The Bond Buyer. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The fund's investment return and share price fluctuate with market conditions. Index is unmanaged and includes reinvested interest. One cannot invest directly in an index.

When investigating potential purchases, we continued to seek bonds maximizing current, tax-free income and having favorable call protection to provide our shareholders a steady long-term income stream. We found value in new-issue school district bonds during the period and purchased securities from Bowling Green Independent School District, Fayette County School District, and Jessamine County School District. Our active portfolio management has built a portfolio with not only credit risk diversity, but also a wide range of coupons and maturities. At the end of the period, AAA-rated bonds represented 62.2% of the fund's total long-term investments, reflecting the portfolio's fundamentally high quality.

Your fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary on page 26 shows that at the end of this reporting period, the fund's Class A shares' distribution rate was 5.32%, based on an annualization of the current 4.82 cent ($0.0482) per share dividend and the maximum offering price of $10.88 on February 29, 2000. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and Kentucky state personal income tax bracket of 43.22% would need to earn 9.37% from a taxable investment to match the fund's tax-free distribution rate.

Looking forward, we will attempt to continue taking advantage of the recently higher interest-rate environment. Please keep in mind that interest rates, and therefore bond prices, rise and fall depending on domestic and global economic factors. Such fluctuations are a normal part of investing, and one should expect this when investing in any security, including municipal bonds. However, municipal bond funds such as Franklin Kentucky Tax-Free Income Fund can help to lower such volatility, as they offer a level of diversification that is difficult for individual investors to achieve on their own.

DIVIDEND DISTRIBUTIONS*
Franklin Kentucky Tax-Free
Income Fund - Class A
3/1/99 - 2/29/00

                    DIVIDEND
MONTH               PER SHARE
-----------------------------
March              4.85 cents
April              4.85 cents
May                4.85 cents
June               4.85 cents
July               4.85 cents
August             4.85 cents
September          4.82 cents
October            4.82 cents
November           4.82 cents
December           4.82 cents
January            4.82 cents
February           4.82 cents
-----------------------------
TOTAL             58.02 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

This discussion reflects our views, opinions and portfolio holdings as of February 29, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


FRANKLIN KENTUCKY
TAX-FREE INCOME FUND

ONE-YEAR PERFORMANCE SUMMARY AS OF 2/29/00

One-year total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
One-Year Total Return                       -4.13%
Net Asset Value (NAV)                       $10.42 (2/29/00)      $11.47 (2/28/99)
Change in NAV                               -$1.05
Distributions (3/1/99 - 2/29/00)            Dividend Income       $0.5802


ADDITIONAL PERFORMANCE

                                                                        INCEPTION
CLASS A                                              1-YEAR    5-YEAR   (10/12/91)
---------------------------------------------------------------------------------
Cumulative Total Return(1)                           -4.13%    +29.70%   +64.17%
Average Annual Total Return(2)                       -8.21%     +4.42%    +5.55%
Distribution Rate(3)                                                      5.32%
Taxable Equivalent Distribution Rate(4)                                   9.37%
30-Day Standardized Yield(5)                                              5.34%
Taxable Equivalent Yield(4)                                               9.40%

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. The fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.97%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge.

3. Distribution rate is based on an annualization of the current 4.82 cent per share monthly dividend and the maximum offering price of $10.88 on February 29, 2000.

4. Taxable equivalent distribution rate and yield assume the published rates as of March 15, 2000, for the maximum combined federal and Kentucky state personal income tax bracket of 43.22%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the month ended February 29, 2000.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, please see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


      Past performance does not guarantee future results.


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge, fund expenses, account fees and reinvested distributions. The unmanaged index, which includes approximately 38,000 municipal securities from across the country, differs from the fund in composition, does not pay management fees or expenses and includes reinvested interest. One cannot invest directly in an index. For the periods shown, performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

The following line graph compares the performance of the Franklin Kentucky Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 10/12/91 to 2/29/00.

Date                        Franklin Kentucky            Lehman Brothers
                             Tax-Free Income             Municipal Bond
                              Fund-Class A                   Index*                      CPI*
            10/12/1991                  $9,579                        $10,000                   $10,000
            10/31/1991                  $9,588     0.55%              $10,055      0.09%        $10,009
            11/30/1991     0.10%        $9,598     0.28%              $10,083      0.29%        $10,038
            12/31/1991     2.00%        $9,790     2.15%              $10,300      0.07%        $10,045
            01/31/1992     0.68%        $9,856     0.23%              $10,324      0.15%        $10,060
            02/29/1992     0.23%        $9,879     0.03%              $10,327      0.36%        $10,097
            03/31/1992     0.25%        $9,903     0.03%              $10,330      0.51%        $10,148
            04/30/1992     0.83%        $9,986     0.89%              $10,422      0.14%        $10,162
            05/31/1992     1.49%       $10,134     1.18%              $10,545      0.14%        $10,176
            06/30/1992     1.39%       $10,275     1.68%              $10,722      0.36%        $10,213
            07/31/1992     4.06%       $10,693     3.00%              $11,044      0.21%        $10,235
            08/31/1992    -1.71%       $10,510    -0.97%              $10,937      0.28%        $10,263
            09/30/1992     0.24%       $10,535     0.65%              $11,008      0.28%        $10,292
            10/31/1992    -1.65%       $10,361    -0.98%              $10,900      0.35%        $10,328
            11/30/1992     2.84%       $10,655     1.79%              $11,095      0.14%        $10,342
            12/31/1992     1.49%       $10,814     1.02%              $11,208     -0.07%        $10,335
            01/31/1993     1.14%       $10,937     1.16%              $11,338      0.49%        $10,386
            02/28/1993     3.04%       $11,270     3.62%              $11,749      0.35%        $10,422
            03/31/1993    -0.60%       $11,202    -1.06%              $11,624      0.35%        $10,459
            04/30/1993     1.07%       $11,322     1.01%              $11,741      0.28%        $10,488
            05/31/1993     0.74%       $11,406     0.56%              $11,807      0.14%        $10,503
            06/30/1993     2.06%       $11,641     1.67%              $12,004      0.14%        $10,517
            07/31/1993     0.31%       $11,677     0.13%              $12,020      0.00%        $10,517
            08/31/1993     2.03%       $11,914     2.08%              $12,270      0.28%        $10,547
            09/30/1993     1.47%       $12,089     1.14%              $12,410      0.21%        $10,569
            10/31/1993     0.63%       $12,165     0.19%              $12,433      0.41%        $10,612
            11/30/1993    -1.09%       $12,033    -0.88%              $12,324      0.07%        $10,620
            12/31/1993     2.38%       $12,319     2.11%              $12,584      0.00%        $10,620
            01/31/1994     1.10%       $12,455     1.14%              $12,727      0.27%        $10,648
            02/28/1994    -2.88%       $12,096    -2.59%              $12,398      0.34%        $10,685
            03/31/1994    -5.64%       $11,414    -4.07%              $11,893      0.34%        $10,721
            04/30/1994     0.78%       $11,503     0.85%              $11,994      0.14%        $10,736
            05/31/1994     1.10%       $11,629     0.87%              $12,099      0.07%        $10,743
            06/30/1994    -0.94%       $11,520    -0.61%              $12,025      0.34%        $10,780
            07/31/1994     2.30%       $11,785     1.83%              $12,245      0.27%        $10,809
            08/31/1994     0.31%       $11,821     0.35%              $12,288      0.40%        $10,852
            09/30/1994    -2.33%       $11,546    -1.47%              $12,107      0.27%        $10,882
            10/31/1994    -2.90%       $11,211    -1.78%              $11,892      0.07%        $10,889
            11/30/1994    -2.53%       $10,927    -1.81%              $11,676      0.13%        $10,903
            12/31/1994     3.11%       $11,267     2.20%              $11,933      0.00%        $10,903
            01/31/1995     3.96%       $11,714     2.86%              $12,275      0.40%        $10,947
            02/28/1995     3.50%       $12,123     2.91%              $12,632      0.40%        $10,991
            03/31/1995     1.10%       $12,257     1.15%              $12,777      0.33%        $11,027
            04/30/1995     0.07%       $12,265     0.12%              $12,792      0.33%        $11,063
            05/31/1995     3.62%       $12,709     3.19%              $13,200      0.20%        $11,086
            06/30/1995    -1.45%       $12,525    -0.87%              $13,086      0.20%        $11,108
            07/31/1995     0.58%       $12,598     0.95%              $13,210      0.00%        $11,108
            08/31/1995     1.31%       $12,763     1.27%              $13,378      0.26%        $11,137
            09/30/1995     0.82%       $12,867     0.63%              $13,462      0.20%        $11,159
            10/31/1995     1.78%       $13,097     1.45%              $13,657      0.33%        $11,196
            11/30/1995     1.94%       $13,351     1.66%              $13,884     -0.07%        $11,188
            12/31/1995     1.15%       $13,504     0.96%              $14,017     -0.07%        $11,180
            01/31/1996     0.47%       $13,568     0.76%              $14,124      0.59%        $11,246
            02/29/1996    -1.06%       $13,424    -0.68%              $14,028      0.32%        $11,282
            03/31/1996    -1.45%       $13,229    -1.28%              $13,848      0.52%        $11,341
            04/30/1996    -0.08%       $13,219    -0.28%              $13,809      0.39%        $11,385
            05/31/1996     0.13%       $13,236    -0.04%              $13,804      0.19%        $11,406
            06/30/1996     1.29%       $13,406     1.09%              $13,954      0.06%        $11,413
            07/31/1996     0.67%       $13,496     0.90%              $14,080      0.19%        $11,435
            08/31/1996     0.00%       $13,496    -0.02%              $14,077      0.19%        $11,457
            09/30/1996     1.58%       $13,710     1.40%              $14,274      0.32%        $11,493
            10/31/1996     1.23%       $13,878     1.13%              $14,435      0.32%        $11,530
            11/30/1996     1.72%       $14,117     1.83%              $14,700      0.19%        $11,552
            12/31/1996    -0.25%       $14,082    -0.42%              $14,638      0.00%        $11,552
            01/31/1997     0.03%       $14,086     0.19%              $14,666      0.32%        $11,589
            02/28/1997     0.91%       $14,214     0.92%              $14,801      0.31%        $11,625
            03/31/1997    -1.33%       $14,025    -1.33%              $14,604      0.25%        $11,654
            04/30/1997     0.90%       $14,151     0.84%              $14,726      0.12%        $11,668
            05/31/1997     1.42%       $14,352     1.51%              $14,949     -0.06%        $11,661
            06/30/1997     1.10%       $14,510     1.07%              $15,109      0.12%        $11,675
            07/31/1997     2.70%       $14,902     2.77%              $15,527      0.12%        $11,689
            08/31/1997    -0.71%       $14,796    -0.94%              $15,381      0.19%        $11,711
            09/30/1997     1.17%       $14,969     1.19%              $15,564      0.25%        $11,741
            10/31/1997     0.58%       $15,056     0.64%              $15,664      0.25%        $11,770
            11/30/1997     0.78%       $15,173     0.59%              $15,756     -0.06%        $11,763
            12/31/1997     1.51%       $15,402     1.46%              $15,986     -0.12%        $11,749
            01/31/1998     0.88%       $15,538     1.03%              $16,151      0.19%        $11,771
            02/28/1998     0.09%       $15,552     0.03%              $16,156      0.19%        $11,793
            03/31/1998     0.29%       $15,597     0.09%              $16,170      0.19%        $11,816
            04/30/1998    -0.38%       $15,538    -0.45%              $16,098      0.18%        $11,837
            05/31/1998     1.58%       $15,783     1.58%              $16,352      0.18%        $11,858
            06/30/1998     0.42%       $15,850     0.39%              $16,416      0.12%        $11,873
            07/31/1998     0.22%       $15,884     0.25%              $16,457      0.12%        $11,887
            08/31/1998     1.41%       $16,108     1.55%              $16,712      0.12%        $11,901
            09/30/1998     1.10%       $16,286     1.25%              $16,921      0.12%        $11,915
            10/31/1998    -0.23%       $16,248     0.00%              $16,921      0.24%        $11,944
            11/30/1998     0.35%       $16,305     0.35%              $16,980      0.00%        $11,944
            12/31/1998     0.24%       $16,344     0.25%              $17,023     -0.06%        $11,937
            01/31/1999     0.96%       $16,501     1.19%              $17,225      0.24%        $11,965
            02/28/1999    -0.53%       $16,414    -0.44%              $17,149      0.12%        $11,980
            03/31/1999     0.31%       $16,464     0.14%              $17,173      0.30%        $12,016
            04/30/1999     0.15%       $16,489     0.25%              $17,216      0.73%        $12,103
            05/31/1999    -0.57%       $16,395    -0.58%              $17,116      0.00%        $12,103
            06/30/1999    -1.40%       $16,166    -1.44%              $16,870      0.00%        $12,103
            07/31/1999     0.05%       $16,174     0.36%              $16,931      0.30%        $12,140
            08/31/1999    -1.25%       $15,972    -0.80%              $16,795      0.24%        $12,169
            09/30/1999    -0.22%       $15,936     0.04%              $16,802      0.48%        $12,227
            10/31/1999    -1.60%       $15,681    -1.08%              $16,620      0.18%        $12,249
            11/30/1999     0.78%       $15,804     1.06%              $16,797      0.06%        $12,257
            12/31/1999    -0.95%       $15,654    -0.75%              $16,671      0.00%        $12,257
            01/31/2000    -0.89%       $15,514    -0.44%              $16,597      0.24%        $12,286
            02/29/2000     1.42%       $15,726     1.16%              $16,790      0.59%        $12,359

Total Return                            57.26%                         66.98%                    23.47%



* Source: Standard & Poor's Micropal.


Past performance does not guarantee future results.

FRANKLIN LOUISIANA TAX-FREE INCOME FUND


[PIE CHART--CREDIT QUALITY BREAKDOWN]

CREDIT QUALITY BREAKDOWN
Franklin Louisiana Tax-Free Income Fund Based on Total Long-Term Investments 2/29/00

AAA                       63.3%
AA                         1.3%
A                          7.7%
BBB                       23.2%
Below Investment Grade     4.5%

Your Fund's Goal: Franklin Louisiana Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Louisiana state personal income taxes through a portfolio consisting primarily of Louisiana municipal bonds.(1)


STATE UPDATE


[PICTURE OF STATE OF LOUISIANA]


During the year under review, Louisiana continued to experience a number of developments that maintained its stable credit outlook. The state has diversified its economic base and experienced employment growth, especially in the services and trade sectors, at above national levels. A rebound in the chemical industry and growth in the transportation equipment sector also contributed to the state's improving economy. Louisiana has experienced a consistent decline in the unemployment rate so that, by December 1999, it was down to 4.3%.(2) However, state income levels remain relatively low, at 81% of the national average, and the state remains susceptible to economic swings due to its dependence on the oil and energy sectors, despite a broadening employment base.(3)

Louisiana's debt burden has decreased dramatically in recent years. Per-capita debt is $505, below the national median level of $540.(4) Fiscal year 2000 budget priorities include reducing additional outstanding debt and establishing a reserve fund. This debt reduction has provided the state a more stable baseline for future budgeting.

The state's stable economic outlook reflects employment growth, new tax revenues, and the state administration's efforts to reverse several negative financial trends. While job losses are expected in the manufacturing sector, employment gains in the services and trade areas should offset them. The state enjoys a favorable financial picture, as state government employment stabilized, Medicaid spending was brought more under control, the state's debt burden declined, and some unfunded liabilities were addressed. Standard & Poor's, an independent credit rating agency, has assigned Louisiana an A-rating.(3)

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Bureau of Labor Statistics.

3. Source: Standard & Poor's Ratings Direct, 7/1/99. This does not indicate Standard & Poor's rating of the fund.

4. Source: Moody's Investors Service.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 86.


PORTFOLIO NOTES

Interest rates generally rose during the 12 months under review, presenting challenges for municipal bond investors, as bond prices fall when interest rates rise. For the year ended February 29, 2000, the 30-year Treasury bond price fell 10.1%, and the Bond Buyer Municipal Bond Index (Bond Buyer 40) dropped 13.1%. By comparison, Franklin Louisiana Tax-Free Income Fund's Class A share price declined 9.0%, as measured by net asset value.(5)

During the period, we sought to take advantage of the higher interest-rate environment to enhance the portfolio's structure and income-producing potential. The rise in interest rates allowed us to book tax losses, which can be carried forward to help offset current or future capital gains and possibly reduce our shareholders' future tax liabilities, by selling lower-yielding securities and reinvesting the proceeds at recent, higher rates. During the period, we focused on selling highly liquid securities with shorter call protection than we would prefer, such as New Orleans General Obligation, Hammond-Tangipahoa Home Mortgage, and Greater New Orleans Expressway.

For 1999, Louisiana bond issuance fell to $2.7 billion, down more than 27% from 1998.(6) Despite reduced supply during the period, we continued to seek bonds maximizing current, tax-free income and having favorable call protection to provide our shareholders a steady, long-term income stream. Purchases during the year included University of Louisiana System Board for the Lafayette Cajundome Convention Center and revenue bonds from De Soto Parish Pollution Control for Central Louisiana Electric Company, and Local Government Environmental Facilities for both the Baton Rouge Apartments and Delgado Community College. These purchases maintained the portfolio's diversification among a broad range of sectors, helping to reduce the fund's exposure to the risk and volatility that may affect any one sector. In addition, our active portfolio management has built a portfolio with not only credit risk diversity, but also a wide range of coupons and maturities. The fund continues to emphasize high-quality securities, and AAA-rated bonds represented 63.3% of the fund's total long-term investments at the end of the reporting period.

PORTFOLIO BREAKDOWN
Franklin Louisiana
Tax-Free Income Fund
2/29/00

                                 % OF TOTAL
                                 LONG-TERM
SECTOR                          INVESTMENTS
------------------------------------------
Utilities                          17.4%
Higher Education                   15.9%
Hospital & Health Care             14.9%
Corporate-Backed                   13.2%
Housing                            11.5%
Tax-Supported Debt                  7.5%
General Obligation                  6.7%
Prerefunded                         4.6%
Subject to Government
Appropriation                       4.4%
Other Revenue                       3.2%
Transportation                      0.7%

5. Sources: Lehman Brothers; The Bond Buyer. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The fund's investment return and share price fluctuate with market conditions. Index is unmanaged and includes reinvested interest. One cannot invest directly in an index.
6. Source: The Bond Buyer, 1/3/00.

Your fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary on page 32 shows that at the end of this reporting period, the fund's Class A shares' distribution rate was 5.34%, based on an annualization of the current 4.9 cent ($0.049) per share dividend and the maximum offering price of $11.02 on February 29, 2000. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and Louisiana state personal income tax bracket of 43.22% would need to earn 9.41% from a taxable investment to match the fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

Looking forward, we will attempt to continue taking advantage of the recently higher interest-rate environment. Please keep in mind that interest rates, and therefore bond prices, rise and fall depending on domestic and global economic factors. Such fluctuations are a normal part of investing, and one should expect this when investing in any security, including municipal bonds. However, municipal bond funds such as Franklin Louisiana Tax-Free Income Fund can help to lower such volatility, as they offer a level of diversification that is difficult for individual investors to achieve on their own.

DIVIDEND DISTRIBUTIONS*
Franklin Louisiana Tax-free Income Fund
3/1/99 - 2/29/00

                                                            DIVIDEND PER SHARE
                                                            ------------------
MONTH                                                   CLASS A          CLASS C
----------------------------------------------------------------------------------
March                                                  4.9 cents        4.33 cents
April                                                  4.9 cents        4.33 cents
May                                                    4.9 cents        4.33 cents
June                                                   4.9 cents        4.36 cents
July                                                   4.9 cents        4.36 cents
August                                                 4.9 cents        4.36 cents
September                                              4.9 cents        4.41 cents
October                                                4.9 cents        4.41 cents
November                                               4.9 cents        4.41 cents
December                                               4.9 cents        4.43 cents
January                                                4.9 cents        4.43 cents
February                                               4.9 cents        4.43 cents
----------------------------------------------------------------------------------
TOTAL                                                 58.8 CENTS       52.59 CENTS



* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

This discussion reflects our views, opinions and portfolio holdings as of February 29, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


FRANKLIN LOUISIANA
TAX-FREE INCOME FUND

ONE-YEAR PERFORMANCE SUMMARY AS OF 2/29/00

One-year total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A
One-Year Total Return                       -3.93%
Net Asset Value (NAV)                       $10.55 (2/29/00)      $11.59 (2/28/99)
Change in NAV                               -$1.04
Distributions (3/1/99 - 2/29/00)            Dividend Income       $0.5880

CLASS C
One-Year Total Return                       -4.45%
Net Asset Value (NAV)                       $10.62 (2/29/00)      $11.66 (2/28/99)
Change in NAV                               -$1.04
Distributions (3/1/99 - 2/29/00)            Dividend Income       $0.5259

ADDITIONAL PERFORMANCE

                                                                        INCEPTION
CLASS A                                    1-YEAR    5-YEAR    10-YEAR  (9/1/87)
---------------------------------------------------------------------------------
Cumulative Total Return(1)                 -3.93%    +26.32%   +82.50%  +126.65%
Average Annual Total Return(2)             -7.98%     +3.88%    +5.74%    +6.39%

                                                                        INCEPTION
CLASS C                                              1-YEAR    3-YEAR   (5/1/95)
---------------------------------------------------------------------------------
Cumulative Total Return(1)                           -4.45%    +7.97%    +22.48%
Average Annual Total Return(2)                       -6.32%    +2.26%     +4.07%


SHARE CLASS                                                       A         C
--------------------------------------------------------------------------------
Distribution Rate(3)                                            5.34%     4.94%
Taxable Equivalent Distribution Rate(4)                         9.41%     8.70%
30-Day Standardized Yield(5)                                    5.24%     4.91%
Taxable Equivalent Yield(4)                                     9.23%     8.65%

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 29, 2000.

4. Taxable equivalent distribution rate and yield assume the published rates as of March 15, 2000, for the maximum combined federal and Louisiana state personal income tax bracket of 43.22%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the month ended February 29, 2000.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, please see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


            Past performance does not guarantee future results.


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged index, which includes approximately 38,000 municipal securities from across the country, differs from the fund in composition, does not pay management fees or expenses and includes reinvested interest. One cannot invest directly in an index. For the periods shown, performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).



The following line graph compares the performance of the Franklin Louisiana Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/90 to 2/29/00.

Date                            Franklin Louisiana              Lehman Brothers
                                 Tax-Free Income                Municipal Bond                   CPI*
                                   Fund-Class A                     Index*
           03/01/1990                           $9,580                         $10,000                  $10,000
           03/31/1990          0.06%            $9,586        0.03%            $10,003      0.55%       $10,055
           04/30/1990         -0.70%            $9,519       -0.72%             $9,931      0.16%       $10,071
           05/31/1990          2.37%            $9,744        2.18%            $10,147      0.23%       $10,094
           06/30/1990          1.01%            $9,843        0.88%            $10,237      0.54%       $10,149
           07/31/1990          1.67%           $10,007        1.47%            $10,387      0.38%       $10,187
           08/31/1990         -2.28%            $9,779       -1.45%            $10,237      0.92%       $10,281
           09/30/1990         -0.23%            $9,756        0.06%            $10,243      0.84%       $10,367
           10/31/1990          1.42%            $9,895        1.82%            $10,429      0.60%       $10,430
           11/30/1990          2.47%           $10,139        2.01%            $10,639      0.22%       $10,453
           12/31/1990          0.25%           $10,165        0.43%            $10,685      0.00%       $10,453
           01/31/1991          1.77%           $10,345        1.34%            $10,828      0.60%       $10,515
           02/28/1991          0.81%           $10,428        0.87%            $10,922      0.15%       $10,531
           03/31/1991          0.34%           $10,464        0.03%            $10,925      0.15%       $10,547
           04/30/1991          1.28%           $10,598        1.34%            $11,072      0.15%       $10,563
           05/31/1991          0.80%           $10,683        0.89%            $11,170      0.30%       $10,594
           06/30/1991         -0.03%           $10,679       -0.10%            $11,159      0.29%       $10,625
           07/31/1991          1.56%           $10,846        1.22%            $11,295      0.15%       $10,641
           08/31/1991          0.98%           $10,952        1.32%            $11,444      0.29%       $10,672
           09/30/1991          1.45%           $11,111        1.30%            $11,593      0.44%       $10,719
           10/31/1991          0.42%           $11,158        0.90%            $11,697      0.15%       $10,735
           11/30/1991          0.52%           $11,216        0.28%            $11,730      0.29%       $10,766
           12/31/1991          1.71%           $11,408        2.15%            $11,982      0.07%       $10,774
           01/31/1992          0.40%           $11,453        0.23%            $12,010      0.15%       $10,790
           02/29/1992         -0.04%           $11,449        0.03%            $12,013      0.36%       $10,829
           03/31/1992          0.27%           $11,479        0.03%            $12,017      0.51%       $10,884
           04/30/1992          0.81%           $11,572        0.89%            $12,124      0.14%       $10,899
           05/31/1992          1.25%           $11,717        1.18%            $12,267      0.14%       $10,914
           06/30/1992          1.25%           $11,864        1.68%            $12,473      0.36%       $10,954
           07/31/1992          3.70%           $12,303        3.00%            $12,847      0.21%       $10,977
           08/31/1992         -1.25%           $12,149       -0.97%            $12,723      0.28%       $11,007
           09/30/1992          0.17%           $12,169        0.65%            $12,805      0.28%       $11,038
           10/31/1992         -1.54%           $11,982       -0.98%            $12,680      0.35%       $11,077
           11/30/1992          2.08%           $12,231        1.79%            $12,907      0.14%       $11,092
           12/31/1992          1.63%           $12,431        1.02%            $13,039     -0.07%       $11,085
           01/31/1993          1.11%           $12,569        1.16%            $13,190      0.49%       $11,139
           02/28/1993          2.84%           $12,926        3.62%            $13,667      0.35%       $11,178
           03/31/1993         -0.45%           $12,867       -1.06%            $13,522      0.35%       $11,217
           04/30/1993          0.70%           $12,957        1.01%            $13,659      0.28%       $11,248
           05/31/1993          0.38%           $13,007        0.56%            $13,735      0.14%       $11,264
           06/30/1993          1.91%           $13,255        1.67%            $13,965      0.14%       $11,280
           07/31/1993          0.13%           $13,272        0.13%            $13,983      0.00%       $11,280
           08/31/1993          1.53%           $13,475        2.08%            $14,274      0.28%       $11,311
           09/30/1993          1.00%           $13,610        1.14%            $14,437      0.21%       $11,335
           10/31/1993          0.11%           $13,625        0.19%            $14,464      0.41%       $11,382
           11/30/1993         -0.21%           $13,597       -0.88%            $14,337      0.07%       $11,390
           12/31/1993          1.60%           $13,814        2.11%            $14,639      0.00%       $11,390
           01/31/1994          0.80%           $13,925        1.14%            $14,806      0.27%       $11,420
           02/28/1994         -1.73%           $13,684       -2.59%            $14,423      0.34%       $11,459
           03/31/1994         -3.56%           $13,197       -4.07%            $13,836      0.34%       $11,498
           04/30/1994          0.09%           $13,208        0.85%            $13,953      0.14%       $11,514
           05/31/1994          0.85%           $13,321        0.87%            $14,075      0.07%       $11,522
           06/30/1994         -0.42%           $13,265       -0.61%            $13,989      0.34%       $11,562
           07/31/1994          1.65%           $13,484        1.83%            $14,245      0.27%       $11,593
           08/31/1994          0.31%           $13,525        0.35%            $14,295      0.40%       $11,639
           09/30/1994         -0.86%           $13,409       -1.47%            $14,084      0.27%       $11,671
           10/31/1994         -1.52%           $13,205       -1.78%            $13,834      0.07%       $11,679
           11/30/1994         -2.33%           $12,898       -1.81%            $13,583      0.13%       $11,694
           12/31/1994          1.95%           $13,149        2.20%            $13,882      0.00%       $11,694
           01/31/1995          2.89%           $13,529        2.86%            $14,279      0.40%       $11,741
           02/28/1995          2.32%           $13,843        2.91%            $14,695      0.40%       $11,788
           03/31/1995          0.54%           $13,918        1.15%            $14,864      0.33%       $11,827
           04/30/1995          0.27%           $13,955        0.12%            $14,882      0.33%       $11,866
           05/31/1995          2.42%           $14,293        3.19%            $15,356      0.20%       $11,889
           06/30/1995         -0.66%           $14,199       -0.87%            $15,223      0.20%       $11,913
           07/31/1995          0.68%           $14,295        0.95%            $15,367      0.00%       $11,913
           08/31/1995          0.92%           $14,427        1.27%            $15,563      0.26%       $11,944
           09/30/1995          0.73%           $14,532        0.63%            $15,661      0.20%       $11,968
           10/31/1995          1.30%           $14,721        1.45%            $15,888      0.33%       $12,007
           11/30/1995          1.47%           $14,937        1.66%            $16,151     -0.07%       $11,999
           12/31/1995          0.89%           $15,070        0.96%            $16,306     -0.07%       $11,991
           01/31/1996          0.40%           $15,131        0.76%            $16,430      0.59%       $12,061
           02/29/1996         -0.49%           $15,056       -0.68%            $16,319      0.32%       $12,100
           03/31/1996         -0.86%           $14,927       -1.28%            $16,110      0.52%       $12,163
           04/30/1996         -0.14%           $14,906       -0.28%            $16,065      0.39%       $12,210
           05/31/1996          0.34%           $14,957       -0.04%            $16,058      0.19%       $12,234
           06/30/1996          1.00%           $15,106        1.09%            $16,233      0.06%       $12,241
           07/31/1996          0.77%           $15,223        0.90%            $16,379      0.19%       $12,264
           08/31/1996          0.29%           $15,267       -0.02%            $16,376      0.19%       $12,287
           09/30/1996          1.20%           $15,450        1.40%            $16,605      0.32%       $12,327
           10/31/1996          0.96%           $15,598        1.13%            $16,793      0.32%       $12,366
           11/30/1996          1.52%           $15,835        1.83%            $17,100      0.19%       $12,390
           12/31/1996         -0.22%           $15,801       -0.42%            $17,028      0.00%       $12,390
           01/31/1997          0.15%           $15,824        0.19%            $17,061      0.32%       $12,429
           02/28/1997          0.82%           $15,954        0.92%            $17,218      0.31%       $12,468
           03/31/1997         -0.83%           $15,822       -1.33%            $16,989      0.25%       $12,499
           04/30/1997          0.63%           $15,921        0.84%            $17,131      0.12%       $12,514
           05/31/1997          1.14%           $16,103        1.51%            $17,390     -0.06%       $12,507
           06/30/1997          1.11%           $16,282        1.07%            $17,576      0.12%       $12,522
           07/31/1997          2.22%           $16,643        2.77%            $18,063      0.12%       $12,537
           08/31/1997         -0.59%           $16,545       -0.94%            $17,893      0.19%       $12,560
           09/30/1997          1.17%           $16,738        1.19%            $18,106      0.25%       $12,592
           10/31/1997          0.67%           $16,850        0.64%            $18,222      0.25%       $12,623
           11/30/1997          0.60%           $16,952        0.59%            $18,330     -0.06%       $12,616
           12/31/1997          1.43%           $17,194        1.46%            $18,597     -0.12%       $12,601
           01/31/1998          0.72%           $17,318        1.03%            $18,789      0.19%       $12,624
           02/28/1998         -0.06%           $17,307        0.03%            $18,794      0.19%       $12,648
           03/31/1998          0.22%           $17,345        0.09%            $18,811      0.19%       $12,672
           04/30/1998         -0.27%           $17,299       -0.45%            $18,727      0.18%       $12,695
           05/31/1998          1.31%           $17,525        1.58%            $19,023      0.18%       $12,718
           06/30/1998          0.34%           $17,585        0.39%            $19,097      0.12%       $12,733
           07/31/1998          0.15%           $17,611        0.25%            $19,145      0.12%       $12,749
           08/31/1998          1.32%           $17,844        1.55%            $19,441      0.12%       $12,764
           09/30/1998          1.09%           $18,038        1.25%            $19,684      0.12%       $12,779
           10/31/1998         -0.22%           $17,999        0.00%            $19,684      0.24%       $12,810
           11/30/1998          0.36%           $18,063        0.35%            $19,753      0.00%       $12,810
           12/31/1998          0.32%           $18,121        0.25%            $19,803     -0.06%       $12,802
           01/31/1999          0.86%           $18,277        1.19%            $20,038      0.24%       $12,833
           02/28/1999         -0.36%           $18,211       -0.44%            $19,950      0.12%       $12,848
           03/31/1999          0.31%           $18,268        0.14%            $19,978      0.30%       $12,887
           04/30/1999          0.24%           $18,311        0.25%            $20,028      0.73%       $12,981
           05/31/1999         -0.56%           $18,209       -0.58%            $19,912      0.00%       $12,981
           06/30/1999         -1.29%           $17,974       -1.44%            $19,625      0.00%       $12,981
           07/31/1999         -0.03%           $17,969        0.36%            $19,696      0.30%       $13,020
           08/31/1999         -1.32%           $17,731       -0.80%            $19,538      0.24%       $13,051
           09/30/1999         -0.12%           $17,710        0.04%            $19,546      0.48%       $13,114
           10/31/1999         -1.58%           $17,430       -1.08%            $19,335      0.18%       $13,137
           11/30/1999          0.87%           $17,582        1.06%            $19,540      0.06%       $13,145
           12/31/1999         -0.93%           $17,418       -0.75%            $19,393      0.00%       $13,145
           01/31/2000         -0.87%           $17,267       -0.44%            $19,308      0.24%       $13,177
           02/29/2000          1.31%           $17,474        1.16%            $19,532      0.59%       $13,255

Total Return                                    74.74%                          95.32%                   32.55%

The following line graph compares the performance of the Franklin Louisiana Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/29/00.

Date                 Franklin Louisiana Tax-Free   Lehman Brothers Municipal                  CPI*
                         Income Fund-Class C              Bond Index*
        05/01/1995                       $9,901                     $10,000                             $10,000
        05/31/1995      2.45%           $10,144       3.19%         $10,319        0.20%                $10,020
        06/30/1995     -0.63%           $10,080      -0.87%         $10,229        0.20%                $10,040
        07/31/1995      0.80%           $10,160       0.95%         $10,326        0.00%                $10,040
        08/31/1995      0.87%           $10,249       1.27%         $10,458        0.26%                $10,066
        09/29/1995      0.59%           $10,309       0.63%         $10,523        0.20%                $10,086
        10/31/1995      1.33%           $10,446       1.45%         $10,676        0.33%                $10,120
        11/30/1995      1.41%           $10,594       1.66%         $10,853       -0.07%                $10,112
        12/29/1995      0.92%           $10,691       0.96%         $10,957       -0.07%                $10,105
        01/31/1996      0.35%           $10,728       0.76%         $11,041        0.59%                $10,165
        02/29/1996     -0.54%           $10,671      -0.68%         $10,966        0.32%                $10,198
        03/29/1996     -0.99%           $10,565      -1.28%         $10,825        0.52%                $10,251
        04/30/1996     -0.10%           $10,554      -0.28%         $10,795        0.39%                $10,291
        05/31/1996      0.28%           $10,584      -0.04%         $10,791        0.19%                $10,310
        06/28/1996      0.86%           $10,675       1.09%         $10,908        0.06%                $10,316
        07/31/1996      0.81%           $10,761       0.90%         $11,006        0.19%                $10,336
        08/30/1996      0.25%           $10,788      -0.02%         $11,004        0.19%                $10,356
        09/30/1996      1.15%           $10,912       1.40%         $11,158        0.32%                $10,389
        10/31/1996      0.89%           $11,009       1.13%         $11,284        0.32%                $10,422
        11/29/1996      1.46%           $11,170       1.83%         $11,491        0.19%                $10,442
        12/31/1996      0.28%           $11,139      -0.42%         $11,443        0.00%                $10,442
        01/31/1997      0.17%           $11,158       0.19%         $11,464        0.32%                $10,475
        02/28/1997      0.67%           $11,233       0.92%         $11,570        0.31%                $10,508
        03/31/1997     -0.79%           $11,144      -1.33%         $11,416        0.25%                $10,534
        04/30/1997      0.58%           $11,208       0.84%         $11,512        0.12%                $10,547
        05/31/1997      1.17%           $11,340       1.51%         $11,686       -0.06%                $10,540
        06/30/1997      0.97%           $11,450       1.07%         $11,811        0.12%                $10,553
        07/31/1997      2.26%           $11,708       2.77%         $12,138        0.12%                $10,565
        08/31/1997     -0.62%           $11,636      -0.94%         $12,024        0.19%                $10,586
        09/30/1997      1.03%           $11,756       1.19%         $12,167        0.25%                $10,612
        10/31/1997      0.62%           $11,829       0.64%         $12,245        0.25%                $10,639
        11/30/1997      0.56%           $11,895       0.59%         $12,317       -0.06%                $10,632
        12/31/1997      1.37%           $12,058       1.46%         $12,497       -0.12%                $10,619
        01/31/1998      0.67%           $12,139       1.03%         $12,626        0.19%                $10,640
        02/28/1998     -0.02%           $12,136       0.03%         $12,629        0.19%                $10,660
        03/31/1998      0.08%           $12,146       0.09%         $12,641        0.19%                $10,680
        04/30/1998     -0.31%           $12,108      -0.45%         $12,584        0.18%                $10,699
        05/31/1998      1.34%           $12,270       1.58%         $12,783        0.18%                $10,719
        06/30/1998      0.30%           $12,307       0.39%         $12,832        0.12%                $10,731
        07/31/1998      0.09%           $12,318       0.25%         $12,865        0.12%                $10,744
        08/31/1998      1.26%           $12,473       1.55%         $13,064        0.12%                $10,757
        09/30/1998      0.96%           $12,593       1.25%         $13,227        0.12%                $10,770
        10/31/1998     -0.18%           $12,571       0.00%         $13,227        0.24%                $10,796
        11/30/1998      0.31%           $12,610       0.35%         $13,274        0.00%                $10,796
        12/31/1998      0.19%           $12,634       0.25%         $13,307       -0.06%                $10,789
        01/31/1999      0.90%           $12,747       1.19%         $13,465        0.24%                $10,815
        02/28/1999     -0.40%           $12,696      -0.44%         $13,406        0.12%                $10,828
        03/31/1999      0.34%           $12,739       0.14%         $13,425        0.30%                $10,861
        04/30/1999      0.11%           $12,753       0.25%         $13,458        0.73%                $10,940
        05/31/1999     -0.60%           $12,677      -0.58%         $13,380        0.00%                $10,940
        06/30/1999     -1.34%           $12,507      -1.44%         $13,187        0.00%                $10,940
        07/31/1999     -0.08%           $12,497       0.36%         $13,235        0.30%                $10,973
        08/31/1999     -1.36%           $12,327      -0.80%         $13,129        0.24%                $10,999
        09/30/1999     -0.16%           $12,307       0.04%         $13,134        0.48%                $11,052
        10/31/1999     -1.61%           $12,109      -1.08%         $12,992        0.18%                $11,072
        11/30/1999      0.82%           $12,208       1.06%         $13,130        0.06%                $11,079
        12/31/1999     -0.97%           $12,090      -0.75%         $13,032        0.00%                $11,079
        01/31/2000     -0.90%           $11,981      -0.44%         $12,974        0.24%                $11,105
        02/29/2000      1.26%           $12,127       1.16%         $13,125        0.59%                $11,171

Total Return                             21.27%                      31.25%                              11.71%

* Source: Standard & Poor's Micropal.

Past performance does not guarantee future results.

FRANKLIN MARYLAND TAX-FREE INCOME FUND


[CREDIT QUALITY PIE CHART]

CREDIT QUALITY BREAKDOWN*

Franklin Maryland Tax-Free Income Fund Based on Total Long-Term Investments 2/29/00

AAA            AA             A              BBB
49.7%          18.1%          21.7%          10.5%

* Quality breakdown may include internal ratings for bonds not rated by an independent credit rating Agency.

Your Fund's Goal: Franklin Maryland Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Maryland state personal income taxes through a portfolio consisting primarily of Maryland municipal bonds.(1)

STATE UPDATE


[PICTURE OF STATE OF MARYLAND]


Maryland's debt continued to maintain the highest credit rating from Moody's, Fitch and Standard & Poor's, three independent credit rating agencies.(2) The state's strength not only mirrors the nation's positive economic cycle, but also stems from broad-based and growing local economies, high wealth and income levels, historically sound financial performance, and manageable overall debt burden. Calendar year 1999 showed a similar growth pattern to 1998's, with personal income tax collections posting particularly strong growth, more than 4% higher than in 1998.(3)

Although steady since 1994, growth accelerated during 1999 as employment increased nearly twice as fast as expected. In fact, Maryland was one of only 10 states to report consecutive decreases in the unemployment rate in the past five years, and touted the nation's largest decline in unemployment during 1999, dropping from 4.6% to 3.5%.(4) As of February 2000, state unemployment remained well below the 4.1% national average. Proximity to the nation's capital, which gives Maryland a high dependence on government employment, has been a boon in recent years compared to the federal downsizing trend that limited job growth in the mid-'90s. For example, the consolidation of military operations to the Patuxent River Naval Air Station created more than 5,000 new jobs and is anticipated to add another 3,000 through 2000. Maryland's robust services sector has led overall labor force growth in recent years, followed by construction, wholesale and retail trade, and government. State per-capita personal income levels have been consistently above the U.S. average in recent years. Keeping with this trend, 1999's median $29,843 per-capita personal income measured 113% of the national average, and is expected to grow by 5% through 2000.(3)

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. This does not indicate a rating for the fund.

3. Source: Standard & Poor's Ratings Direct, State of Maryland, 12/16/99.

4. Source: Bureau of Labor Statistics, 2/00.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 90.


Maryland's debt burden is above average but carefully managed and rapidly repaid. Residents' debt per capita of $895 is relatively high compared to the $540 debt-per-capita median nationwide, but is mitigated by the fact that Maryland closely follows the recommendations of its Capital Debt Affordability Committee's policy, which limits total debt to within 3.2% of personal income. Additionally, the state pays off debt quickly due to a constitutional provision that requires tax-supported debt to be retired within 15 years.(3),(5)

Looking forward, Maryland has excellent credit characteristics and prospects. With a healthy $484 million surplus in state coffers, fiscal year 2000 budget priorities include income tax reform, as well as proposed expenditures for health and education.(3) As Maryland entered the new millennium with record reserve levels, a conservative revenue forecasting and budgetary model was in place within an environment of improved debt management and continued economic strength -- all of which bodes well for maintenance of fiscal balance.

PORTFOLIO NOTES

Generally rising interest rates during the year under review presented challenges for the municipal bond market, as bond prices fall when interest rates rise. For the 12 months ended February 29, 2000, the 30-year Treasury bond price fell 10.1%, and the Bond Buyer Municipal Bond Index (Bond Buyer 40) was off 13.1%. By comparison, your fund's Class A share price, as measured by net asset value, declined by 8.8%.(6)

Franklin Maryland Tax-Free Income Fund sought to take advantage of the recent volatility in the municipal bond marketplace by purchasing attractively priced new issues during dips in the market. This strategy worked well for the fund as the recent volatility enabled us to book some tax losses and invest the proceeds at higher yields. Such losses can be carried forward to help offset current or future capital gains and possibly reduce our shareholders' future tax liabilities. In the process, we sold Puerto Rico Commonwealth general obligation, Puerto Rico Electric Power Authority revenue, and Maryland Health & Higher Education Facilities Authority revenue bonds for both Johns Hopkins University and Francis Scott Key Facility.

PORTFOLIO BREAKDOWN
Franklin Maryland
Tax-Free Income Fund
2/29/00

                                % OF TOTAL
                                 LONG-TERM
SECTOR                          INVESTMENTS
-------------------------------------------
Hospital & Health Care            21.7%
Housing                           20.2%
Utilities                         16.3%
Subject to Government
Appropriation                      9.2%
Prerefunded                        7.8%
General Obligation                 6.9%
Transportation                     5.3%
Other Revenue                      4.3%
Corporate-Backed                   3.7%
Higher Education                   2.7%
Tax-Supported Debt                 1.9%


5. Source: Moody's Investors Service.

6. Sources: Lehman Brothers; The Bond Buyer. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The fund's investment return and share price fluctuate with market conditions. Index is unmanaged and includes reinvested interest. One cannot invest directly in an index.


Maryland's $2.6 billion municipal bond supply for 1999 was extremely light, a 31% decrease from 1998 issuance.(7) Despite this reduction, we were able to find value in a number of issues that came to market. When investigating potential purchases, we continued to seek bonds maximizing current, tax-free income and having favorable call protection to provide our shareholders with a steady, long-term income stream. Attempting to meet these goals, we made several additions to the portfolio during the reporting period, including Baltimore General Obligation and Maryland Health & Higher Education Facilities Authority revenue bonds for Roland Park Place and Anne Arundel Medical Center. In addition, our active portfolio management has built a portfolio with not only credit risk diversity, but also a wide range of coupons and maturities. The fund continues to emphasize high-quality securities, and AAA-rated bonds represented 49.7% of the fund's total long-term investments at the end of the reporting period.

Your fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary on page 38 shows that at the end of this reporting period, the fund's Class A shares' distribution rate was 5.06%, based on an annualization of the current 4.68 cent ($0.0468) per share dividend and the maximum offering price of $11.10 on February 29, 2000. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and Maryland state and local personal income tax bracket of 44.35% would need to earn 9.09% from a taxable investment to match the fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

Looking forward, we will maintain our strategy of buying current coupon bonds at a slight discount as we seek to provide shareholders with high, current tax-free income.


7. Source: The Bond Buyer, 1/3/00.


DIVIDEND DISTRIBUTIONS*
Franklin Maryland Tax-Free Income Fund
3/1/99 - 2/29/00

                                                            DIVIDEND PER SHARE
                                                            ------------------
MONTH                                                   CLASS A          CLASS C
----------------------------------------------------------------------------------
March                                                  4.6 cents        4.04 cents
April                                                  4.6 cents        4.04 cents
May                                                    4.6 cents        4.04 cents
June                                                   4.6 cents        4.08 cents
July                                                   4.6 cents        4.08 cents
August                                                 4.6 cents        4.08 cents
September                                              4.6 cents        4.08 cents
October                                                4.6 cents        4.08 cents
November                                               4.6 cents        4.08 cents
December                                               4.65 cents       4.17 cents
January                                                4.65 cents       4.17 cents
February                                               4.65 cents       4.17 cents
----------------------------------------------------------------------------------
TOTAL                                                 55.35 CENTS      49.11 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

This discussion reflects our views, opinions and portfolio holdings as of February 29, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


FRANKLIN MARYLAND
TAX-FREE INCOME FUND

ONE-YEAR PERFORMANCE SUMMARY AS OF 2/29/00

One-year total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
One-Year Total Return                       -3.86%
Net Asset Value (NAV)                       $10.63 (2/29/00)           $11.66 (2/28/99)
Change in NAV                               -$1.03
Distributions (3/1/99 - 2/29/00)            Dividend Income            $0.5535
                                            Long-Term Capital Gain     $0.0301
                                            -------------------------------------------
                                            Total                      $0.5836

CLASS C
One-Year Total Return                       -4.37%
Net Asset Value (NAV)                       $10.72 (2/29/00)           $11.75 (2/28/99)
Change in NAV                               -$1.03
Distributions (3/1/99 - 2/29/00)            Dividend Income            $0.4911
                                            Long-Term Capital Gain     $0.0301
                                            -------------------------------------------
                                            Total                      $0.5212

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADDITIONAL PERFORMANCE

                                                                         INCEPTION
CLASS A                                    1-YEAR    5-YEAR    10-YEAR   (10/3/88)
----------------------------------------------------------------------------------
Cumulative Total Return(1)                 -3.86%    +27.51%   +84.63%   +104.34%
Average Annual Total Return(2)             -7.97%     +4.08%    +5.86%     +6.06%

                                                                         INCEPTION
CLASS C                                              1-YEAR    3-YEAR    (5/1/95)
----------------------------------------------------------------------------------
Cumulative Total Return(1)                           -4.37%    +8.25%     +23.59%
Average Annual Total Return(2)                       -6.24%    +2.32%      +4.26%

SHARE CLASS                                                       A         C
--------------------------------------------------------------------------------
Distribution Rate(3)                                            5.06%     4.65%
Taxable Equivalent Distribution Rate(4)                         9.09%     8.36%
30-Day Standardized Yield(5)                                    5.08%     4.72%
Taxable Equivalent Yield(4)                                     9.13%     8.48%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 29, 2000.

4. Taxable equivalent distribution rate and yield assume the published rates as of March 15, 2000, for the maximum combined federal and Maryland state and local personal income tax bracket of 44.35%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the month ended February 29, 2000.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Franklin Maryland Tax-Free Income Fund paid distributions derived from long-term capital gains of 3.01 cents ($0.0301) per share in June 1999. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

For updated performance figures, please see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


         Past performance does not guarantee future results.


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged index, which includes approximately 38,000 municipal securities from across the country, differs from the fund in composition, does not pay management fees or expenses and includes reinvested interest. One cannot invest directly in an index. For the periods shown, performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

The following line graph compares the performance of the Franklin Maryland Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/90 to 2/29/00.

Date                 Franklin Maryland       Lehman Brothers                      CPI*
                      Tax-Free Income        Municipal Bond
                       Fund-Class A              Index*
      03/01/1990                $9,532                    10,000                         10,000
      03/31/1990     -0.43%     $9,491      0.03%         10,003             0.55%       10,055
      04/30/1990     -0.69%     $9,426     -0.72%         9,931              0.16%       10,071
      05/31/1990      2.28%     $9,640      2.18%         10,147             0.23%       10,094
      06/30/1990      1.17%     $9,753      0.88%         10,237             0.54%       10,149
      07/31/1990      1.46%     $9,896      1.47%         10,387             0.38%       10,187
      08/31/1990      2.41%     $9,657     -1.45%         10,237             0.92%       10,281
      09/30/1990     -0.10%     $9,647      0.06%         10,243             0.84%       10,367
      10/31/1990      1.50%     $9,792      1.82%         10,429             0.60%       10,430
      11/30/1990      2.28%    $10,015      2.01%         10,639             0.22%       10,453
      12/31/1990     -0.10%    $10,005      0.43%         10,685             0.00%       10,453
      01/31/1991      1.97%    $10,203      1.34%         10,828             0.60%       10,515
      02/28/1991      0.77%    $10,281      0.87%         10,922             0.15%       10,531
      03/31/1991      0.39%    $10,321      0.03%         10,925             0.15%       10,547
      04/30/1991      1.26%    $10,451      1.34%         11,072             0.15%       10,563
      05/31/1991      0.58%    $10,512      0.89%         11,170             0.30%       10,594
      06/30/1991      0.10%    $10,522     -0.10%         11,159             0.29%       10,625
      07/31/1991      1.16%    $10,644      1.22%         11,295             0.15%       10,641
      08/31/1991      0.96%    $10,747      1.32%         11,444             0.29%       10,672
      09/30/1991      1.43%    $10,900      1.30%         11,593             0.44%       10,719
      10/31/1991      0.57%    $10,962      0.90%         11,697             0.15%       10,735
      11/30/1991      0.28%    $10,993      0.28%         11,730             0.29%       10,766
      12/31/1991      2.00%    $11,213      2.15%         11,982             0.07%       10,774
      01/31/1992      0.47%    $11,266      0.23%         12,010             0.15%       10,790
      02/29/1992     -0.06%    $11,259      0.03%         12,013             0.36%       10,829
      03/31/1992      0.15%    $11,276      0.03%         12,017             0.51%       10,884
      04/30/1992      0.90%    $11,377      0.89%         12,124             0.14%       10,899
      05/31/1992      1.35%    $11,531      1.18%         12,267             0.14%       10,914
      06/30/1992      1.26%    $11,676      1.68%         12,473             0.36%       10,954
      07/31/1992      3.12%    $12,040      3.00%         12,847             0.21%       10,977
      08/31/1992     -1.05%    $11,914     -0.97%         12,723             0.28%       11,007
      09/30/1992      0.23%    $11,941      0.65%         12,805             0.28%       11,038
      10/31/1992     -1.61%    $11,749     -0.98%         12,680             0.35%       11,077
      11/30/1992      2.30%    $12,019      1.79%         12,907             0.14%       11,092
      12/31/1992      1.56%    $12,207      1.02%         13,039            -0.07%       11,085
      01/31/1993      1.21%    $12,355      1.16%         13,190             0.49%       11,139
      02/28/1993      2.89%    $12,712      3.62%         13,667             0.35%       11,178
      03/31/1993     -0.41%    $12,660     -1.06%         13,522             0.35%       11,217
      04/30/1993      0.87%    $12,770      1.01%         13,659             0.28%       11,248
      05/31/1993      0.37%    $12,817      0.56%         13,735             0.14%       11,264
      06/30/1993      1.84%    $13,053      1.67%         13,965             0.14%       11,280
      07/31/1993      0.28%    $13,089      0.13%         13,983             0.00%       11,280
      08/31/1993      1.63%    $13,303      2.08%         14,274             0.28%       11,311
      09/30/1993      0.56%    $13,377      1.14%         14,437             0.21%       11,335
      10/31/1993      0.43%    $13,435      0.19%         14,464             0.41%       11,382
      11/30/1993     -0.33%    $13,390     -0.88%         14,337             0.07%       11,390
      12/31/1993      2.24%    $13,690      2.11%         14,639             0.00%       11,390
      01/31/1994      0.88%    $13,811      1.14%         14,806             0.27%       11,420
      02/28/1994     -1.86%    $13,554     -2.59%         14,423             0.34%       11,459
      03/31/1994     -3.82%    $13,036     -4.07%         13,836             0.34%       11,498
      04/30/1994      0.08%    $13,047      0.85%         13,953             0.14%       11,514
      05/31/1994      0.94%    $13,169      0.87%         14,075             0.07%       11,522
      06/30/1994     -0.45%    $13,110     -0.61%         13,989             0.34%       11,562
      07/31/1994      1.76%    $13,341      1.83%         14,245             0.27%       11,593
      08/31/1994      0.39%    $13,393      0.35%         14,295             0.40%       11,639
      09/30/1994     -1.26%    $13,224     -1.47%         14,084             0.27%       11,671
      10/31/1994     -1.94%    $12,967     -1.78%         13,834             0.07%       11,679
      11/30/1994     -2.41%    $12,655     -1.81%         13,583             0.13%       11,694
      12/31/1994      2.67%    $12,993      2.20%         13,882             0.00%       11,694
      01/31/1995      3.12%    $13,398      2.86%         14,279             0.40%       11,741
      02/28/1995      3.00%    $13,800      2.91%         14,695             0.40%       11,788
      03/31/1995      0.98%    $13,935      1.15%         14,864             0.33%       11,827
      04/30/1995      0.07%    $13,945      0.12%         14,882             0.33%       11,866
      05/31/1995      2.69%    $14,320      3.19%         15,356             0.20%       11,889
      06/30/1995     -0.77%    $14,210     -0.87%         15,223             0.20%       11,913
      07/31/1995      1.39%    $14,407      0.95%         15,367             0.00%       11,913
      08/31/1995      1.18%    $14,577      1.27%         15,563             0.26%       11,944
      09/30/1995      0.80%    $14,694      0.63%         15,661             0.20%       11,968
      10/31/1995      1.19%    $14,869      1.45%         15,888             0.33%       12,007
      11/30/1995      1.53%    $15,096      1.66%         16,151            -0.07%       11,999
      12/31/1995      0.95%    $15,240      0.96%         16,306            -0.07%       11,991
      01/31/1996      0.38%    $15,298      0.76%         16,430             0.59%       12,061
      02/29/1996     -0.59%    $15,208     -0.68%         16,319             0.32%       12,100
      03/31/1996     -1.14%    $15,034     -1.28%         16,110             0.52%       12,163
      04/30/1996     -0.07%    $15,024     -0.28%         16,065             0.39%       12,210
      05/31/1996      0.05%    $15,031     -0.04%         16,058             0.19%       12,234
      06/30/1996      0.98%    $15,178      1.09%         16,233             0.06%       12,241
      07/31/1996      0.84%    $15,306      0.90%         16,379             0.19%       12,264
      08/31/1996     -0.08%    $15,294     -0.02%         16,376             0.19%       12,287
      09/30/1996      1.45%    $15,515      1.40%         16,605             0.32%       12,327
      10/31/1996      0.94%    $15,661      1.13%         16,793             0.32%       12,366
      11/30/1996      1.59%    $15,910      1.83%         17,100             0.19%       12,390
      12/31/1996     -0.41%    $15,845     -0.42%         17,028             0.00%       12,390
      01/31/1997      0.13%    $15,866      0.19%         17,061             0.32%       12,429
      02/28/1997      0.89%    $16,007      0.92%         17,218             0.31%       12,468
      03/31/1997     -1.20%    $15,815     -1.33%         16,989             0.25%       12,499
      04/30/1997      0.79%    $15,940      0.84%         17,131             0.12%       12,514
      05/31/1997      1.29%    $16,145      1.51%         17,390            -0.06%       12,507
      06/30/1997      0.98%    $16,304      1.07%         17,576             0.12%       12,522
      07/31/1997      2.45%    $16,703      2.77%         18,063             0.12%       12,537
      08/31/1997     -0.71%    $16,584     -0.94%         17,893             0.19%       12,560
      09/30/1997      1.14%    $16,774      1.19%         18,106             0.25%       12,592
      10/31/1997      0.55%    $16,866      0.64%         18,222             0.25%       12,623
      11/30/1997      0.66%    $16,977      0.59%         18,330            -0.06%       12,616
      12/31/1997      1.30%    $17,198      1.46%         18,597            -0.12%       12,601
      01/31/1998      0.77%    $17,330      1.03%         18,789             0.19%       12,624
      02/28/1998     -0.01%    $17,328      0.03%         18,794             0.19%       12,648
      03/31/1998      0.19%    $17,361      0.09%         18,811             0.19%       12,672
      04/30/1998     -0.12%    $17,341     -0.45%         18,727             0.18%       12,695
      05/31/1998      1.37%    $17,578      1.58%         19,023             0.18%       12,718
      06/30/1998      0.44%    $17,655      0.39%         19,097             0.12%       12,733
      07/31/1998      0.29%    $17,707      0.25%         19,145             0.12%       12,749
      08/31/1998      1.29%    $17,935      1.55%         19,441             0.12%       12,764
      09/30/1998      0.99%    $18,113      1.25%         19,684             0.12%       12,779
      10/31/1998      0.10%    $18,131      0.00%         19,684             0.24%       12,810
      11/30/1998      0.25%    $18,176      0.35%         19,753             0.00%       12,810
      12/31/1998      0.20%    $18,212      0.25%         19,803            -0.06%       12,802
      01/31/1999      0.83%    $18,364      1.19%         20,038             0.24%       12,833
      02/28/1999     -0.29%    $18,310     -0.44%         19,950             0.12%       12,848
      03/31/1999      0.19%    $18,345      0.14%         19,978             0.30%       12,887
      04/30/1999      0.39%    $18,417      0.25%         20,028             0.73%       12,981
      05/31/1999     -0.49%    $18,326     -0.58%         19,912             0.00%       12,981
      06/30/1999     -1.40%    $18,070     -1.44%         19,625             0.00%       12,981
      07/31/1999      0.21%    $18,108      0.36%         19,696             0.30%       13,020
      08/31/1999     -1.52%    $17,833     -0.80%         19,538             0.24%       13,051
      09/30/1999     -0.23%    $17,792      0.04%         19,546             0.48%       13,114
      10/31/1999     -1.60%    $17,507     -1.08%         19,335             0.18%       13,137
      11/30/1999      1.03%    $17,687      1.06%         19,540             0.06%       13,145
      12/31/1999     -0.95%    $17,519     -0.75%         19,393             0.00%       13,145
      01/31/2000     -0.70%    $17,397     -0.44%         19,308             0.24%       13,177
      02/29/2000      1.18%    $17,675      1.16%         19,532             0.59%       13,255

Total Return                    76.75%                    95.32%            32.55%

The following line graph compares the performance of the Franklin Maryland Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/29/00.

Date                Franklin Maryland          Lehman Brothers                  CPI*
                     Tax-Free Income           Municipal Bond
                       Fund-Class C                Index*
      05/01/1995              $9,900                      $10,000                    $10,000
      05/31/1995     2.81%   $10,178        3.19%         $10,319          0.20%     $10,020
      06/30/1995    -0.83%   $10,094       -0.87%         $10,229          0.20%     $10,040
      07/31/1995     1.42%   $10,237        0.95%         $10,326          0.00%     $10,040
      08/31/1995     1.12%   $10,352        1.27%         $10,458          0.26%     $10,066
      09/29/1995     0.66%   $10,420        0.63%         $10,523          0.20%     $10,086
      10/31/1995     1.31%   $10,557        1.45%         $10,676          0.33%     $10,120
      11/30/1995     1.47%   $10,712        1.66%         $10,853         -0.07%     $10,112
      12/29/1995     0.90%   $10,808        0.96%         $10,957         -0.07%     $10,105
      01/31/1996     0.41%   $10,852        0.76%         $11,041          0.59%     $10,165
      02/29/1996    -0.51%   $10,797       -0.68%         $10,966          0.32%     $10,198
      03/29/1996     1.09%   $10,679       -1.28%         $10,825          0.52%     $10,251
      04/30/1996    -0.21%   $10,657       -0.28%         $10,795          0.39%     $10,291
      05/31/1996     0.08%   $10,665       -0.04%         $10,791          0.19%     $10,310
      06/28/1996     0.84%   $10,755        1.09%         $10,908          0.06%     $10,316
      07/31/1996     0.78%   $10,839        0.90%         $11,006          0.19%     $10,336
      08/30/1996    -0.04%   $10,835       -0.02%         $11,004          0.19%     $10,356
      09/30/1996     1.31%   $10,977        1.40%         $11,158          0.32%     $10,389
      10/31/1996     0.97%   $11,083        1.13%         $11,284          0.32%     $10,422
      11/29/1996     1.45%   $11,244        1.83%         $11,491          0.19%     $10,442
      12/31/1996    -0.37%   $11,202       -0.42%         $11,443          0.00%     $10,442
      01/31/1997     0.07%   $11,210        0.19%         $11,464          0.32%     $10,475
      02/28/1997     0.83%   $11,303        0.92%         $11,570          0.31%     $10,508
      03/31/1997    -1.25%   $11,162       -1.33%         $11,416          0.25%     $10,534
      04/30/1997     0.74%   $11,244        0.84%         $11,512          0.12%     $10,547
      05/31/1997     1.33%   $11,394        1.51%         $11,686         -0.06%     $10,540
      06/30/1997     0.93%   $11,500        1.07%         $11,811          0.12%     $10,553
      07/31/1997     2.39%   $11,775        2.77%         $12,138          0.12%     $10,565
      08/31/1997    -0.75%   $11,686       -0.94%         $12,024          0.19%     $10,586
      09/30/1997     1.08%   $11,813        1.19%         $12,167          0.25%     $10,612
      10/31/1997     0.50%   $11,872        0.64%         $12,245          0.25%     $10,639
      11/30/1997     0.61%   $11,944        0.59%         $12,317         -0.06%     $10,632
      12/31/1997     1.33%   $12,103        1.46%         $12,497         -0.12%     $10,619
      01/31/1998     0.63%   $12,179        1.03%         $12,626          0.19%     $10,640
      02/28/1998    -0.06%   $12,172        0.03%         $12,629          0.19%     $10,660
      03/31/1998     0.23%   $12,200        0.09%         $12,641          0.19%     $10,680
      04/30/1998    -0.25%   $12,169       -0.45%         $12,584          0.18%     $10,699
      05/31/1998     1.40%   $12,340        1.58%         $12,783          0.18%     $10,719
      06/30/1998     0.39%   $12,388        0.39%         $12,832          0.12%     $10,731
      07/31/1998     0.24%   $12,418        0.25%         $12,865          0.12%     $10,744
      08/31/1998     1.23%   $12,570        1.55%         $13,064          0.12%     $10,757
      09/30/1998     0.94%   $12,688        1.25%         $13,227          0.12%     $10,770
      10/31/1998     0.05%   $12,695        0.00%         $13,227          0.24%     $10,796
      11/30/1998     0.20%   $12,720        0.35%         $13,274          0.00%     $10,796
      12/31/1998     0.16%   $12,741        0.25%         $13,307         -0.06%     $10,789
      01/31/1999     0.78%   $12,840        1.19%         $13,465          0.24%     $10,815
      02/28/1999    -0.34%   $12,796       -0.44%         $13,406          0.12%     $10,828
      03/31/1999     0.22%   $12,824        0.14%         $13,425          0.30%     $10,861
      04/30/1999     0.25%   $12,857        0.25%         $13,458          0.73%     $10,940
      05/31/1999    -0.53%   $12,788       -0.58%         $13,380          0.00%     $10,940
      06/30/1999    -1.43%   $12,605       -1.44%         $13,187          0.00%     $10,940
      07/31/1999     0.16%   $12,626        0.36%         $13,235          0.30%     $10,973
      08/31/1999    -1.55%   $12,430       -0.80%         $13,129          0.24%     $10,999
      09/30/1999    -0.28%   $12,395        0.04%         $13,134          0.48%     $11,052
      10/31/1999    -1.63%   $12,193       -1.08%         $12,992          0.18%     $11,072
      11/30/1999     0.97%   $12,311        1.06%         $13,130          0.06%     $11,079
      12/31/1999    -0.99%   $12,190       -0.75%         $13,032          0.00%     $11,079
      01/31/2000    -0.73%   $12,101       -0.44%         $12,974          0.24%     $11,105
      02/29/2000     1.13%   $12,236        1.16%         $13,125          0.59%     $11,171

Total Return        22.36%                 31.25%                         11.71%



* Source: Standard & Poor's Micropal.


Past performance does not guarantee future results.

FRANKLIN MISSOURI TAX-FREE INCOME FUND


[PIE CHART -- CREDIT QUALITY BREAKDOWN]


                           CREDIT QUALITY BREAKDOWN*
                     Franklin Missouri Tax-Free Income Fund
                      Based on Total Long-Term Investments
                                    2/29/00

               AAA     AA     A      BBB     Below Investment Grade
              59.5%  17.5%   6.5%   15.6%            0.9%

*Quality breakdown may include internal ratings for bonds not rated by an independent credit rating agency.


Your Fund's Goal: Franklin Missouri Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Missouri state personal income taxes through a portfolio consisting primarily of Missouri municipal bonds.(1)


STATE UPDATE


[PICTURE OF STATE OF MISSOURI]


Missouri's economic strength continues, as it benefits from the nation's positive economic cycle. The state's personal income and employment grew at a healthy pace, as gains in trade and services jobs offset modest declines in the manufacturing sector. The state enjoys a diversified economic base, including such important sectors as services and manufacturing, which closely resembles that of the national economy. The Show Me State's strong economic performance and state management's efforts to curtail expenditures resulted in Missouri's maintaining a sound financial position.

The state is fiscally conservative and maintains balanced financial operations. In the past several years, the state's revenues not only exceeded estimates, but also were above Missouri's revenue limit, creating mandated taxpayer refunds. In addition, the state's overall debt level is low at $245 per capita, versus the national median level of $540, and debt service requirements are less than 2% of general fund revenues.(2),(3)

Missouri's fiscal year 2000 budget is based on a conservative revenue estimate of 5.1% growth and proposes spending accumulated fund balances on such one-time projects as higher education facilities, prisons and state park improvements. The budget also includes further tax reductions designed to keep the state within its revenue limits. Although the state constitution requires it to maintain sound reserves, these tax reductions could restrict the state's financial flexibility in the future. However, based on


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Moody's Investors Service.

3. Source: Standard & Poor's Ratings Direct, 9/22/99. This does not indicate Standard & Poor's rating of the fund.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 94.


Missouri's broad economic base and sound financial management, Standard & Poor's, an independent credit rating agency, assigns the state its highest rating, AAA.(3)

PORTFOLIO NOTES

Interest rates generally rose during the 12 months under review, presenting challenges for municipal bond investors, as bond prices fall when interest rates rise. For the year ended February 29, 2000, the 30-year Treasury bond price fell 10.1%, and the Bond Buyer Municipal Bond Index (Bond Buyer 40) dropped 13.1%. By comparison, Franklin Missouri Tax-Free Income Fund's Class A share price declined 9.6%, as measured by net asset value.(4)

During the period, we sought to take advantage of the higher interest-rate environment to restructure the portfolio. We purchased securities with more attractive yields and higher original issue discounts, or discounts from par value at the time of issuance. We also sold some lower-yielding bonds at a loss to help offset current or future capital gains, thereby possibly reducing shareholders' future tax liabilities.

For 1999, Missouri bond issuance fell to $3.207 billion, down more than 36% from 1998.(5) Supply in 2000 is expected to remain in the same range, which, combined with strong demand for Missouri bonds, should help keep them attractive investments. Despite reduced supply during the period, we found value in some new issues, such as Missouri Health and Education for Washington University. At the end of the reporting period, hospitals and health care was the fund's largest sector weighting, comprising 26.9% of total long-term investments. At the same time, AAA-rated bonds represented 59.5% of the fund's total long-term investments, maintaining the portfolio's high quality.

Your fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary on page 43 shows that at the end of this reporting period, the fund's Class A shares' distribution rate was 5.21%, based on an annualization of the current 5.0 cent ($0.050) per share dividend and the maximum offering price of $11.51 on February 29, 2000. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and Missouri state personal income tax bracket of 43.22% would need to earn 9.18% from a taxable investment to match the fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.


PORTFOLIO BREAKDOWN
Franklin Missouri
Tax-Free Income Fund
2/29/00

                                % OF TOTAL
                                 LONG-TERM
SECTOR                          INVESTMENTS
-------------------------------------------
Hospital & Health Care            26.9%
Subject to Government
Appropriation                     18.3%
Housing                           11.9%
Utilities                          9.2%
Prerefunded                        9.2%
Higher Education                   7.6%
Corporate-Backed                   4.8%
Tax-Supported Debt                 4.6%
Other Revenue                      3.3%
Transportation                     3.2%
General Obligation                 1.0%


4. Sources: Lehman Brothers; The Bond Buyer. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The fund's investment return and share price fluctuate with market conditions. Index is unmanaged and includes reinvested interest. One cannot invest directly in an index.

5. Source: The Bond Buyer, 1/3/00.


DIVIDEND DISTRIBUTIONS*
Franklin Missouri Tax-Free Income Fund
3/1/99 - 2/29/00

                                                            DIVIDEND PER SHARE
                                                            ------------------
MONTH                                                   CLASS A         CLASS C
----------------------------------------------------------------------------------
March                                                  5 cents          4.42 cents
April                                                  5 cents          4.42 cents
May                                                    5 cents          4.42 cents
June                                                   5 cents          4.48 cents
July                                                   5 cents          4.48 cents
August                                                 5 cents          4.48 cents
September                                              5 cents          4.47 cents
October                                                5 cents          4.47 cents
November                                               5 cents          4.47 cents
December                                               5 cents          4.50 cents
January                                                5 cents          4.50 cents
February                                               5 cents          4.50 cents
----------------------------------------------------------------------------------
TOTAL                                                 60 CENTS         53.61 CENTS


* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


Looking forward, we will attempt to continue taking advantage of the recently higher interest-rate environment. Please keep in mind that interest rates, and therefore bond prices, rise and fall depending on domestic and global economic factors. Such fluctuations are a normal part of investing, and one should expect this when investing in any security, including municipal bonds. However, municipal bond funds such as Franklin Missouri Tax-Free Income Fund can help to lower such volatility, as they offer a level of diversification that is difficult for individual investors to achieve on their own.

This discussion reflects our views, opinions and portfolio holdings as of February 29, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


FRANKLIN MISSOURI
TAX-FREE INCOME FUND

ONE-YEAR PERFORMANCE SUMMARY AS OF 2/29/00

One-year total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A
One-Year Total Return                       -4.62%
Net Asset Value (NAV)                       $11.02 (2/29/00)           $12.19 (2/28/99)
Change in NAV                               -$1.17
Distributions (3/1/99 - 2/29/00)            Dividend Income            $0.6000
                                            Long-Term Capital Gain     $0.0135
                                            -------------------------------------------
                                            Total                      $0.6135

CLASS C
One-Year Total Return                       -5.21%
Net Asset Value (NAV)                       $11.06 (2/29/00)           $12.24 (2/28/99)
Change in NAV                               -$1.18
Distributions (3/1/99 - 2/29/00)            Dividend Income            $0.5361
                                            Long-Term Capital Gain     $0.0135
                                            -------------------------------------------
                                            Total                      $0.5496

ADDITIONAL PERFORMANCE

                                                                         INCEPTION
CLASS A                                    1-YEAR    5-YEAR    10-YEAR   (9/1/87)
----------------------------------------------------------------------------------
Cumulative Total Return(1)                 -4.62%    +27.07%   +86.59%   +129.44%
Average Annual Total Return(2)             -8.66%     +4.00%    +5.98%     +6.50%


                                                                         INCEPTION
CLASS C                                              1-YEAR    3-YEAR    (5/1/95)
----------------------------------------------------------------------------------
Cumulative Total Return(1)                           -5.21%    +8.02%     +22.45%
Average Annual Total Return(2)                       -7.02%    +2.26%      +4.06%

SHARE CLASS                                                       A         C
--------------------------------------------------------------------------------
Distribution Rate(3)                                            5.21%     4.83%
Taxable Equivalent Distribution Rate(4)                         9.18%     8.51%
30-Day Standardized Yield(5)                                    5.09%     4.70%
Taxable Equivalent Yield(4)                                     8.96%     8.28%

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 29, 2000.

4. Taxable equivalent distribution rate and yield assume the published rates as of March 15, 2000, for the maximum combined federal and Missouri state personal income tax bracket of 43.22%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the month ended February 29, 2000.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Franklin Missouri Tax-Free Income Fund paid distributions derived from long-term capital gains of 1.35 cents ($0.0135) per share in June 1999. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code 852(b)(3).

For updated performance figures, please see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN MISSOURI
TAX-FREE INCOME FUND

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged index, which includes approximately 38,000 municipal securities from across the country, differs from the fund in composition, does not pay management fees or expenses and includes reinvested interest. One cannot invest directly in an index. For the periods shown, performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


AVERAGE ANNUAL TOTAL RETURN
2/29/00

CLASS A
---------------------------------------
1-Year                           -8.66%
5-Year                           +4.00%
10-Year                          +5.98%
Since Inception (9/1/87)         +6.50%

The following line graph compares the performance of the Franklin Missouri Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/90 to 2/29/00.


                                   Franklin Missouri               Lehman Brothers
                                    Tax-Free Income                Municipal Bond
Date                                 Fund-Class A                     Index*                            CPI*
----                               -----------------               ---------------                    --------
                03/01/1990                        $9,570                            $10,000                  $10,000
                03/31/1990         -0.08%         $9,562        0.03%               $10,003         0.55%    $10,055
                04/30/1990         -0.46%         $9,518       -0.72%               $9,931          0.16%    $10,071
                05/31/1990          2.22%         $9,730        2.18%               $10,147         0.23%    $10,094
                06/30/1990          0.96%         $9,823        0.88%               $10,237         0.54%    $10,149
                07/31/1990          1.52%         $9,972        1.47%               $10,387         0.38%    $10,187
                08/31/1990         -1.93%         $9,780       -1.45%               $10,237         0.92%    $10,281
                09/30/1990         -0.27%         $9,754        0.06%               $10,243         0.84%    $10,367
                10/31/1990          1.66%         $9,915        1.82%               $10,429         0.60%    $10,430
                11/30/1990          2.30%        $10,143        2.01%               $10,639         0.22%    $10,453
                12/31/1990          0.02%        $10,145        0.43%               $10,685         0.00%    $10,453
                01/31/1991          1.53%        $10,301        1.34%               $10,828         0.60%    $10,515
                02/28/1991          0.58%        $10,360        0.87%               $10,922         0.15%    $10,531
                03/31/1991          0.49%        $10,411        0.03%               $10,925         0.15%    $10,547
                04/30/1991          1.42%        $10,559        1.34%               $11,072         0.15%    $10,563
                05/31/1991          0.67%        $10,630        0.89%               $11,170         0.30%    $10,594
                06/30/1991         -0.16%        $10,613       -0.10%               $11,159         0.29%    $10,625
                07/31/1991          1.60%        $10,783        1.22%               $11,295         0.15%    $10,641
                08/31/1991          0.85%        $10,874        1.32%               $11,444         0.29%    $10,672
                09/30/1991          1.40%        $11,027        1.30%               $11,593         0.44%    $10,719
                10/31/1991          0.66%        $11,099        0.90%               $11,697         0.15%    $10,735
                11/30/1991          0.47%        $11,151        0.28%               $11,730         0.29%    $10,766
                12/31/1991          1.89%        $11,362        2.15%               $11,982         0.07%    $10,774
                01/31/1992          0.39%        $11,407        0.23%               $12,010         0.15%    $10,790
                02/29/1992          0.23%        $11,433        0.03%               $12,013         0.36%    $10,829
                03/31/1992          0.25%        $11,461        0.03%               $12,017         0.51%    $10,884
                04/30/1992          0.88%        $11,562        0.89%               $12,124         0.14%    $10,899
                05/31/1992          1.13%        $11,693        1.18%               $12,267         0.14%    $10,914
                06/30/1992          1.14%        $11,826        1.68%               $12,473         0.36%    $10,954
                07/31/1992          3.46%        $12,235        3.00%               $12,847         0.21%    $10,977
                08/31/1992         -1.25%        $12,082       -0.97%               $12,723         0.28%    $11,007
                09/30/1992          0.33%        $12,122        0.65%               $12,805         0.28%    $11,038
                10/31/1992         -1.79%        $11,905       -0.98%               $12,680         0.35%    $11,077
                11/30/1992          2.41%        $12,192        1.79%               $12,907         0.14%    $11,092
                12/31/1992          1.60%        $12,387        1.02%               $13,039        -0.07%    $11,085
                01/31/1993          1.17%        $12,532        1.16%               $13,190         0.49%    $11,139
                02/28/1993          2.78%        $12,881        3.62%               $13,667         0.35%    $11,178
                03/31/1993         -0.20%        $12,855       -1.06%               $13,522         0.35%    $11,217
                04/30/1993          0.68%        $12,942        1.01%               $13,659         0.28%    $11,248
                05/31/1993          0.54%        $13,012        0.56%               $13,735         0.14%    $11,264
                06/30/1993          1.78%        $13,244        1.67%               $13,965         0.14%    $11,280
                07/31/1993          0.47%        $13,306        0.13%               $13,983         0.00%    $11,280
                08/31/1993          1.93%        $13,563        2.08%               $14,274         0.28%    $11,311
                09/30/1993          1.39%        $13,751        1.14%               $14,437         0.21%    $11,335
                10/31/1993          0.18%        $13,776        0.19%               $14,464         0.41%    $11,382
                11/30/1993         -0.54%        $13,702       -0.88%               $14,337         0.07%    $11,390
                12/31/1993          2.41%        $14,032        2.11%               $14,639         0.00%    $11,390
                01/31/1994          0.95%        $14,165        1.14%               $14,806         0.27%    $11,420
                02/28/1994         -2.22%        $13,851       -2.59%               $14,423         0.34%    $11,459
                03/31/1994         -3.60%        $13,352       -4.07%               $13,836         0.34%    $11,498
                04/30/1994          0.28%        $13,389        0.85%               $13,953         0.14%    $11,514
                05/31/1994          0.84%        $13,502        0.87%               $14,075         0.07%    $11,522
                06/30/1994         -0.39%        $13,449       -0.61%               $13,989         0.34%    $11,562
                07/31/1994          1.53%        $13,655        1.83%               $14,245         0.27%    $11,593
                08/31/1994          0.40%        $13,710        0.35%               $14,295         0.40%    $11,639
                09/30/1994         -1.35%        $13,525       -1.47%               $14,084         0.27%    $11,671
                10/31/1994         -1.65%        $13,301       -1.78%               $13,834         0.07%    $11,679
                11/30/1994         -1.99%        $13,037       -1.81%               $13,583         0.13%    $11,694
                12/31/1994          2.16%        $13,318        2.20%               $13,882         0.00%    $11,694
                01/31/1995          2.87%        $13,701        2.86%               $14,279         0.40%    $11,741
                02/28/1995          2.59%        $14,055        2.91%               $14,695         0.40%    $11,788
                03/31/1995          0.86%        $14,176        1.15%               $14,864         0.33%    $11,827
                04/30/1995          0.34%        $14,225        0.12%               $14,882         0.33%    $11,866
                05/31/1995          2.66%        $14,603        3.19%               $15,356         0.20%    $11,889
                06/30/1995         -0.56%        $14,521       -0.87%               $15,223         0.20%    $11,913
                07/31/1995          0.55%        $14,601        0.95%               $15,367         0.00%    $11,913
                08/31/1995          1.05%        $14,754        1.27%               $15,563         0.26%    $11,944
                09/30/1995          0.43%        $14,818        0.63%               $15,661         0.20%    $11,968
                10/31/1995          1.24%        $15,001        1.45%               $15,888         0.33%    $12,007
                11/30/1995          1.58%        $15,239        1.66%               $16,151        -0.07%    $11,999
                12/31/1995          1.10%        $15,406        0.96%               $16,306        -0.07%    $11,991
                01/31/1996          0.97%        $15,556        0.76%               $16,430         0.59%    $12,061
                02/29/1996         -0.38%        $15,496       -0.68%               $16,319         0.32%    $12,100
                03/31/1996         -1.24%        $15,304       -1.28%               $16,110         0.52%    $12,163
                04/30/1996         -0.22%        $15,271       -0.28%               $16,065         0.39%    $12,210
                05/31/1996         -0.02%        $15,268       -0.04%               $16,058         0.19%    $12,234
                06/30/1996          1.04%        $15,426        1.09%               $16,233         0.06%    $12,241
                07/31/1996          0.73%        $15,539        0.90%               $16,379         0.19%    $12,264
                08/31/1996          0.19%        $15,568       -0.02%               $16,376         0.19%    $12,287
                09/30/1996          1.40%        $15,786        1.40%               $16,605         0.32%    $12,327
                10/31/1996          1.00%        $15,944        1.13%               $16,793         0.32%    $12,366
                11/30/1996          1.45%        $16,176        1.83%               $17,100         0.19%    $12,390
                12/31/1996         -0.27%        $16,132       -0.42%               $17,028         0.00%    $12,390
                01/31/1997          0.14%        $16,154        0.19%               $17,061         0.32%    $12,429
                02/28/1997          0.79%        $16,282        0.92%               $17,218         0.31%    $12,468
                03/31/1997         -0.96%        $16,126       -1.33%               $16,989         0.25%    $12,499
                04/30/1997          1.03%        $16,292        0.84%               $17,131         0.12%    $12,514
                05/31/1997          1.26%        $16,497        1.51%               $17,390        -0.06%    $12,507
                06/30/1997          0.96%        $16,655        1.07%               $17,576         0.12%    $12,522
                07/31/1997          2.37%        $17,050        2.77%               $18,063         0.12%    $12,537
                08/31/1997         -0.73%        $16,926       -0.94%               $17,893         0.19%    $12,560
                09/30/1997          1.29%        $17,144        1.19%               $18,106         0.25%    $12,592
                10/31/1997          0.56%        $17,240        0.64%               $18,222         0.25%    $12,623
                11/30/1997          0.66%        $17,354        0.59%               $18,330        -0.06%    $12,616
                12/31/1997          1.47%        $17,609        1.46%               $18,597        -0.12%    $12,601
                01/31/1998          0.76%        $17,743        1.03%               $18,789         0.19%    $12,624
                02/28/1998          0.43%        $17,819        0.03%               $18,794         0.19%    $12,648
                03/31/1998          0.13%        $17,842        0.09%               $18,811         0.19%    $12,672
                04/30/1998         -0.26%        $17,796       -0.45%               $18,727         0.18%    $12,695
                05/31/1998          1.33%        $18,033        1.58%               $19,023         0.18%    $12,718
                06/30/1998          0.33%        $18,092        0.39%               $19,097         0.12%    $12,733
                07/31/1998          0.14%        $18,117        0.25%               $19,145         0.12%    $12,749
                08/31/1998          1.26%        $18,346        1.55%               $19,441         0.12%    $12,764
                09/30/1998          1.13%        $18,553        1.25%               $19,684         0.12%    $12,779
                10/31/1998         -0.20%        $18,516        0.00%               $19,684         0.24%    $12,810
                11/30/1998          0.27%        $18,566        0.35%               $19,753         0.00%    $12,810
                12/31/1998          0.32%        $18,625        0.25%               $19,803        -0.06%    $12,802
                01/31/1999          0.91%        $18,795        1.19%               $20,038         0.24%    $12,833
                02/28/1999         -0.33%        $18,733       -0.44%               $19,950         0.12%    $12,848
                03/31/1999          0.30%        $18,789        0.14%               $19,978         0.30%    $12,887
                04/30/1999          0.16%        $18,819        0.25%               $20,028         0.73%    $12,981
                05/31/1999         -0.60%        $18,706       -0.58%               $19,912         0.00%    $12,981
                06/30/1999         -1.53%        $18,420       -1.44%               $19,625         0.00%    $12,981
                07/31/1999          0.15%        $18,448        0.36%               $19,696         0.30%    $13,020
                08/31/1999         -1.42%        $18,186       -0.80%               $19,538         0.24%    $13,051
                09/30/1999         -0.19%        $18,151        0.04%               $19,546         0.48%    $13,114
                10/31/1999         -1.67%        $17,848       -1.08%               $19,335         0.18%    $13,137
                11/30/1999          1.02%        $18,030        1.06%               $19,540         0.06%    $13,145
                12/31/1999         -1.15%        $17,823       -0.75%               $19,393         0.00%    $13,145
                01/31/2000         -1.00%        $17,644       -0.44%               $19,308         0.24%    $13,177
                02/29/2000          1.26%        $17,870        1.16%               $19,532         0.59%    $13,255

Total Return                       78.70%                      95.32%                              32.55%




AVERAGE ANNUAL TOTAL RETURN
2/29/00

CLASS C
---------------------------------------
1-Year                           -7.02%
3-Year                           +2.26%
Since Inception (5/1/95)         +4.06%

The following line graph compares the performance of the Franklin Missouri Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/29/00.

                                                                 Lehman
                             Franklin Missouri                  Brothers
                              Tax-Free Income                Municipal Bond
Date                           Fund-Class C                     Index*                                  CPI*
----                         -----------------               ---------------                          --------
               05/01/1995               $9,896                             $10,000                           $10,000
               05/31/1995     2.77%     $10,170           3.19%            $10,319                 0.20%     $10,020
               06/30/1995    -0.61%     $10,108          -0.87%            $10,229                 0.20%     $10,040
               07/31/1995     0.50%     $10,159           0.95%            $10,326                 0.00%     $10,040
               08/31/1995     1.00%     $10,260           1.27%            $10,458                 0.26%     $10,066
               09/29/1995     0.47%     $10,308           0.63%            $10,523                 0.20%     $10,086
               10/31/1995     1.18%     $10,430           1.45%            $10,676                 0.33%     $10,120
               11/30/1995     1.52%     $10,589           1.66%            $10,853                -0.07%     $10,112
               12/29/1995     1.05%     $10,700           0.96%            $10,957                -0.07%     $10,105
               01/31/1996     0.91%     $10,797           0.76%            $11,041                 0.59%     $10,165
               02/29/1996    -0.41%     $10,753          -0.68%            $10,966                 0.32%     $10,198
               03/29/1996    -1.36%     $10,607          -1.28%            $10,825                 0.52%     $10,251
               04/30/1996    -0.19%     $10,586          -0.28%            $10,795                 0.39%     $10,291
               05/31/1996    -0.07%     $10,579          -0.04%            $10,791                 0.19%     $10,310
               06/28/1996     0.99%     $10,684           1.09%            $10,908                 0.06%     $10,316
               07/31/1996     0.69%     $10,758           0.90%            $11,006                 0.19%     $10,336
               08/30/1996     0.15%     $10,774          -0.02%            $11,004                 0.19%     $10,356
               09/30/1996     1.27%     $10,910           1.40%            $11,158                 0.32%     $10,389
               10/31/1996     1.02%     $11,022           1.13%            $11,284                 0.32%     $10,422
               11/29/1996     1.39%     $11,175           1.83%            $11,491                 0.19%     $10,442
               12/31/1996    -0.49%     $11,120          -0.42%            $11,443                 0.00%     $10,442
               01/31/1997     0.09%     $11,130           0.19%            $11,464                 0.32%     $10,475
               02/28/1997     0.79%     $11,218           0.92%            $11,570                 0.31%     $10,508
               03/31/1997    -0.93%     $11,114          -1.33%            $11,416                 0.25%     $10,534
               04/30/1997     0.98%     $11,223           0.84%            $11,512                 0.12%     $10,547
               05/31/1997     1.20%     $11,357           1.51%            $11,686                -0.06%     $10,540
               06/30/1997     0.91%     $11,461           1.07%            $11,811                 0.12%     $10,553
               07/31/1997     2.41%     $11,737           2.77%            $12,138                 0.12%     $10,565
               08/31/1997    -0.77%     $11,647          -0.94%            $12,024                 0.19%     $10,586
               09/30/1997     1.24%     $11,791           1.19%            $12,167                 0.25%     $10,612
               10/31/1997     0.51%     $11,851           0.64%            $12,245                 0.25%     $10,639
               11/30/1997     0.62%     $11,925           0.59%            $12,317                -0.06%     $10,632
               12/31/1997     1.41%     $12,093           1.46%            $12,497                -0.12%     $10,619
               01/31/1998     0.71%     $12,179           1.03%            $12,626                 0.19%     $10,640
               02/28/1998     0.38%     $12,225           0.03%            $12,629                 0.19%     $10,660
               03/31/1998     0.08%     $12,235           0.09%            $12,641                 0.19%     $10,680
               04/30/1998    -0.30%     $12,198          -0.45%            $12,584                 0.18%     $10,699
               05/31/1998     1.28%     $12,354           1.58%            $12,783                 0.18%     $10,719
               06/30/1998     0.37%     $12,400           0.39%            $12,832                 0.12%     $10,731
               07/31/1998     0.09%     $12,411           0.25%            $12,865                 0.12%     $10,744
               08/31/1998     1.21%     $12,561           1.55%            $13,064                 0.12%     $10,757
               09/30/1998     1.00%     $12,687           1.25%            $13,227                 0.12%     $10,770
               10/31/1998    -0.25%     $12,655           0.00%            $13,227                 0.24%     $10,796
               11/30/1998     0.30%     $12,693           0.35%            $13,274                 0.00%     $10,796
               12/31/1998     0.19%     $12,717           0.25%            $13,307                -0.06%     $10,789
               01/31/1999     0.86%     $12,827           1.19%            $13,465                 0.24%     $10,815
               02/28/1999    -0.30%     $12,788          -0.44%            $13,406                 0.12%     $10,828
               03/31/1999     0.25%     $12,820           0.14%            $13,425                 0.30%     $10,861
               04/30/1999     0.03%     $12,824           0.25%            $13,458                 0.73%     $10,940
               05/31/1999    -0.56%     $12,752          -0.58%            $13,380                 0.00%     $10,940
               06/30/1999    -1.65%     $12,542          -1.44%            $13,187                 0.00%     $10,940
               07/31/1999     0.10%     $12,554           0.36%            $13,235                 0.30%     $10,973
               08/31/1999    -1.38%     $12,381          -0.80%            $13,129                 0.24%     $10,999
               09/30/1999    -0.32%     $12,341           0.04%            $13,134                 0.48%     $11,052
               10/31/1999    -1.62%     $12,141          -1.08%            $12,992                 0.18%     $11,072
               11/30/1999     0.88%     $12,248           1.06%            $13,130                 0.06%     $11,079
               12/31/1999    -1.19%     $12,102          -0.75%            $13,032                 0.00%     $11,079
               01/31/2000    -1.04%     $11,977          -0.44%            $12,974                 0.24%     $11,105
               02/29/2000     1.22%     $12,118           1.16%            $13,125                 0.59%     $11,171

Total Return                 21.18%                      31.25%                                   11.71%

* Source: Standard and Poor's Micropal.

Past performance does not guarantee future results.


FRANKLIN NORTH CAROLINA
TAX-FREE INCOME FUND

CREDIT QUALITY BREAKDOWN*
Franklin North Carolina
Tax-Free Income Fund
Based on Total Long-Term Investments
2/29/00

[CREDIT QUALITY PIE CHART]

AAA - 55.2%

 AA - 17.5%

  A - 13.0%

BBB - 14.3%

*Quality breakdown may include internal ratings for bonds not rated by an independent credit rating agency.


Your Fund's Goal: Franklin North Carolina Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and North Carolina state personal income taxes through a portfolio consisting primarily of North Carolina municipal bonds.(1)

STATE UPDATE

[NORTH CAROLINA GRAHIC]

During the 12-month reporting period, North Carolina maintained its tradition of conservative debt management, a factor contributing to its AAA rating, the highest rating from Standard & Poor's, an independent credit rating agency.(2) Reliance on the manufacturing industry decreased, led by expansion and new employment in the services, financial, insurance, real estate and high-technology sectors. These changes were fueled in large part by the surging U.S. economy and below-average business costs, which attracted many new businesses to the state. Based on data from the U.S. Bureau of Labor Statistics
(BLS), the improved economy contributed to the state's low, 3.2% unemployment rate through February 2000, well below the 4.1% national average. The BLS also ranked the state 10th in nonagricultural employment, and eighth in manufacturing employment. However, continued downsizing in manufacturing, particularly the textile and apparel industries, tempered growth in 1999 so that the state is expected to trail the nation slightly in terms of 2000 employment gains.

North Carolina's outstanding debt has more than doubled to $2.6 billion since 1996. However, 1999 per-capita debt remained low at $343, well below the national median of $540.(3) This comes despite a $2.75 billion bond authorization program in 1996 to improve schools and roads, more than half of which was issued in the past three years. Sound financial operations within the state during 1999 contributed to increased revenues of 15% over 1998. The state still leads the nation in the production of textiles, furniture, and tobacco products, while showing leadership in manufacturing electrical and computer equipment as well as industrial and commercial machinery. Going forward, planned issuance for 2000 includes $450 million in school bonds and $300 million in clean water bonds.(4)


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Standard & Poor's, 2/00. This does not indicate Standard & Poor's rating for the fund.

3. Source: Moody's Investors Service, Global Credit Research, State of North Carolina, 10/99.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 99.


PORTFOLIO BREAKDOWN
Franklin North Carolina
Tax-Free Income Fund
2/29/00

                             % OF TOTAL
                              LONG-TERM
SECTOR                      INVESTMENTS
---------------------------------------
Hospital & Health Care         22.3%
Utilities                      19.5%
Prerefunded                    18.1%
Housing                        11.7%
Subject to Government
Appropriation                   7.4%
Corporate-Backed                6.1%
Transportation                  5.0%
Other Revenue                   4.1%
Tax-Supported Debt              2.5%
Higher Education                2.3%
General Obligation              1.0%


Looking ahead, North Carolina's economy is expected to continue to expand, as the state exercises budgetary discipline to maintain its strong fiscal operations, reserve levels, and financial flexibility. Therefore, we expect North Carolina municipal obligations to perform well in the future.

PORTFOLIO NOTES

Rising interest rates during the year under review presented challenges for the municipal bond market, as bond prices decline when interest rates rise. For the 12 months ended February 29, 2000, the 30-year Treasury bond price fell 10.1%, and the Bond Buyer Municipal Bond Index (Bond Buyer 40) was off 13.1%. By comparison, your fund's Class A share price, as measured by net asset value, declined 9.2%.(5)

During the period, we attempted to take advantage of the higher interest-rate environment to restructure the fund's portfolio mix and enhance its income-producing potential. We generally sold shorter maturity bonds, maturing in the 2015-2020 range, and bought longer-term bonds with higher yields. In addition, we booked tax losses, which can be carried forward in the portfolio to help offset taxable capital gains in the future and potentially lower shareholders' future tax liabilities. With this in mind, the fund sold Appalachian State University, Concord Utility System, Charlotte Water and Sewer, Fayetteville Public Works Commission, and University of North Carolina Charlotte Student Activity Center.


4. Source: Standard & Poor's Ratings Direct, State of North Carolina, 2/00.

5. Sources: Lehman Brothers; The Bond Buyer. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The fund's investment return and share price fluctuate with market conditions. Index is unmanaged and includes reinvested interest. One cannot invest directly in an index.

North Carolina municipal issuance remained low, declining more than 27% in 1999.(6) When investigating potential purchases, we continued to seek bonds maximizing current, tax-free income and having favorable call protection to provide our shareholders with a steady, long-term income stream. Attempting to meet these goals, we made several additions to the portfolio during the reporting period, including Charlotte Airport North Carolina, North Carolina Medical Care Wake Hospital, and Halifax County Pollution Control Revenue Champion International Corporation. In addition, our active portfolio management has built a portfolio with not only credit risk diversity, but also a wide range of coupons and maturities. The fund continues to emphasize high-quality securities, and AAA-rated bonds represented 55.2% of the fund's total long-term investments at the end of the reporting period.

Your fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary on page 49 shows that at the end of this reporting period, the fund's Class A shares' distribution rate was 5.17%, based on an annualization of the current 4.97 cent ($0.0497) per share dividend and the maximum offering price of $11.53 on February 29, 2000. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and North Carolina state personal income tax bracket of 44.28% would need to earn 9.28% from a taxable investment to match the fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

Looking forward, we will attempt to continue taking advantage of the generally higher interest-rate environment, seeking to provide shareholders with high, current tax-free income. Please keep in mind that interest rates, and therefore bond prices, rise and fall depending on domestic and global economic factors. Such fluctuations are a normal part of investing, and one should expect this when investing in any security, including municipal bonds. However, municipal bond funds such as Franklin North Carolina Tax-Free Income Fund can help to lower such volatility, as they offer a level of diversification that is difficult for individual investors to achieve on their own.


6. Source: The Bond Buyer, 1/3/00.


DIVIDEND DISTRIBUTIONS*
Franklin North Carolina Tax-Free Income Fund
3/1/99 - 2/29/00

                                                         DIVIDEND PER SHARE
                                                       -------------------------
MONTH                                                   CLASS A        CLASS C
--------------------------------------------------------------------------------
March                                                  4.95 cents     4.36 cents
April                                                  4.95 cents     4.36 cents
May                                                    4.95 cents     4.36 cents
June                                                   4.95 cents     4.39 cents
July                                                   4.95 cents     4.39 cents
August                                                 4.95 cents     4.39 cents
September                                              4.95 cents     4.41 cents
October                                                4.95 cents     4.41 cents
November                                               4.95 cents     4.41 cents
December                                               4.95 cents     4.45 cents
January                                                4.95 cents     4.45 cents
February                                               4.95 cents     4.45 cents
--------------------------------------------------------------------------------
TOTAL                                                 59.40 CENTS    52.83 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

This discussion reflects our views, opinions and portfolio holdings as of February 29, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

ONE-YEAR PERFORMANCE SUMMARY AS OF 2/29/00

One-year total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A

One-Year Total Return                       -4.37%
Net Asset Value (NAV)                       $11.04 (2/29/00)      $12.16 (2/28/99)
Change in NAV                               -$1.12
Distributions (3/1/99 - 2/29/00)            Dividend Income       $0.5940

CLASS C

One-Year Total Return                       -4.88%
Net Asset Value (NAV)                       $11.12 (2/29/00)      $12.24 (2/28/99)
Change in NAV                               -$1.12
Distributions (3/1/99 - 2/29/00)            Dividend Income       $0.5283

ADDITIONAL PERFORMANCE

                                                                       INCEPTION
CLASS A                                    1-YEAR    5-YEAR    10-YEAR  (9/1/87)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                 -4.37%    +26.44%   +81.40%  +127.89%
Average Annual Total Return(2)             -8.43%     +3.91%    +5.68%    +6.45%

                                                                       INCEPTION
CLASS C                                              1-YEAR    3-YEAR   (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                           -4.88%    +8.11%    +22.14%
Average Annual Total Return(2)                       -6.70%    +2.29%     +4.00%

SHARE CLASS                                                       A         C
--------------------------------------------------------------------------------

Distribution Rate(3)                                            5.17%     4.77%
Taxable Equivalent Distribution Rate(4)                         9.28%     8.56%
30-Day Standardized Yield(5)                                    5.00%     4.63%
Taxable Equivalent Yield(4)                                     8.97%     8.31%

For updated performance figures, please see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN NORTH CAROLINA
TAX-FREE INCOME FUND

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ: Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 29, 2000.

4. Taxable equivalent distribution rate and yield assume the published rates as of March 15, 2000, for the maximum combined federal and North Carolina state personal income tax bracket of 44.28%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the month ended February 29, 2000.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FRANKLIN NORTH CAROLINA
TAX-FREE INCOME FUND

AVERAGE ANNUAL TOTAL RETURN
2/29/00

CLASS A
------------------------------------------
1-Year                              -8.43%

5-Year                              +3.91%

10-Year                             +5.68%

Since Inception (9/1/87)            +6.45%


AVERAGE ANNUAL TOTAL RETURN
2/29/00

CLASS C
------------------------------------------
1-Year                              -6.70%

3-Year                              +2.29%

Since Inception (5/1/95)            +4.00%

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged index, which includes approximately 38,000 municipal securities from across the country, differs from the fund in composition, does not pay management fees or expenses and includes reinvested interest. One cannot invest directly in an index. For the periods shown, performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

The following line graph compares the performance of the Franklin North Carolina Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/90 to 2/29/00.

Date                   Franklin North Carolina        Lehman Brothers                       CPI*
                            Tax-Free Income           Municipal Bond
                             Fund-Class A                 Index*
          03/01/1990                    $9,574                     $10,000                         $10,000
          03/31/1990    0.00%           $9,574    0.03%            $10,003             0.55%       $10,055
          04/30/1990   -0.64%           $9,513   -0.72%            $9,931              0.16%       $10,071
          05/31/1990    2.28%           $9,730    2.18%            $10,147             0.23%       $10,094
          06/30/1990    1.06%           $9,833    0.88%            $10,237             0.54%       $10,149
          07/31/1990    1.50%           $9,980    1.47%            $10,387             0.38%       $10,187
          08/31/1990   -2.18%           $9,763   -1.45%            $10,237             0.92%       $10,281
          09/30/1990   -0.17%           $9,746    0.06%            $10,243             0.84%       $10,367
          10/31/1990    1.45%           $9,887    1.82%            $10,429             0.60%       $10,430
          11/30/1990    2.28%          $10,113    2.01%            $10,639             0.22%       $10,453
          12/31/1990    0.11%          $10,124    0.43%            $10,685             0.00%       $10,453
          01/31/1991    1.51%          $10,277    1.34%            $10,828             0.60%       $10,515
          02/28/1991    0.57%          $10,335    0.87%            $10,922             0.15%       $10,531
          03/31/1991    0.39%          $10,376    0.03%            $10,925             0.15%       $10,547
          04/30/1991    1.31%          $10,512    1.34%            $11,072             0.15%       $10,563
          05/31/1991    0.75%          $10,590    0.89%            $11,170             0.30%       $10,594
          06/30/1991   -0.16%          $10,574   -0.10%            $11,159             0.29%       $10,625
          07/31/1991    1.40%          $10,722    1.22%            $11,295             0.15%       $10,641
          08/31/1991    0.93%          $10,821    1.32%            $11,444             0.29%       $10,672
          09/30/1991    1.29%          $10,961    1.30%            $11,593             0.44%       $10,719
          10/31/1991    0.56%          $11,022    0.90%            $11,697             0.15%       $10,735
          11/30/1991    0.38%          $11,064    0.28%            $11,730             0.29%       $10,766
          12/31/1991    2.01%          $11,287    2.15%            $11,982             0.07%       $10,774
          01/31/1992    0.37%          $11,328    0.23%            $12,010             0.15%       $10,790
          02/29/1992   -0.05%          $11,323    0.03%            $12,013             0.36%       $10,829
          03/31/1992    0.15%          $11,340    0.03%            $12,017             0.51%       $10,884
          04/30/1992    0.78%          $11,428    0.89%            $12,124             0.14%       $10,899
          05/31/1992    1.12%          $11,556    1.18%            $12,267             0.14%       $10,914
          06/30/1992    1.30%          $11,706    1.68%            $12,473             0.36%       $10,954
          07/31/1992    3.61%          $12,129    3.00%            $12,847             0.21%       $10,977
          08/31/1992   -1.16%          $11,988   -0.97%            $12,723             0.28%       $11,007
          09/30/1992    0.32%          $12,027    0.65%            $12,805             0.28%       $11,038
          10/31/1992   -1.26%          $11,875   -0.98%            $12,680             0.35%       $11,077
          11/30/1992    2.19%          $12,135    1.79%            $12,907             0.14%       $11,092
          12/31/1992    1.49%          $12,316    1.02%            $13,039            -0.07%       $11,085
          01/31/1993    1.24%          $12,469    1.16%            $13,190             0.49%       $11,139
          02/28/1993    2.83%          $12,821    3.62%            $13,667             0.35%       $11,178
          03/31/1993   -0.29%          $12,784   -1.06%            $13,522             0.35%       $11,217
          04/30/1993    0.75%          $12,880    1.01%            $13,659             0.28%       $11,248
          05/31/1993    0.36%          $12,927    0.56%            $13,735             0.14%       $11,264
          06/30/1993    1.59%          $13,132    1.67%            $13,965             0.14%       $11,280
          07/31/1993    0.04%          $13,137    0.13%            $13,983             0.00%       $11,280
          08/31/1993    2.08%          $13,411    2.08%            $14,274             0.28%       $11,311
          09/30/1993    1.12%          $13,561    1.14%            $14,437             0.21%       $11,335
          10/31/1993    0.25%          $13,595    0.19%            $14,464             0.41%       $11,382
          11/30/1993   -0.54%          $13,521   -0.88%            $14,337             0.07%       $11,390
          12/31/1993    1.73%          $13,755    2.11%            $14,639             0.00%       $11,390
          01/31/1994    0.95%          $13,886    1.14%            $14,806             0.27%       $11,420
          02/28/1994   -2.08%          $13,597   -2.59%            $14,423             0.34%       $11,459
          03/31/1994   -3.87%          $13,071   -4.07%            $13,836             0.34%       $11,498
          04/30/1994    0.54%          $13,141    0.85%            $13,953             0.14%       $11,514
          05/31/1994    0.75%          $13,240    0.87%            $14,075             0.07%       $11,522
          06/30/1994   -0.75%          $13,141   -0.61%            $13,989             0.34%       $11,562
          07/31/1994    1.79%          $13,376    1.83%            $14,245             0.27%       $11,593
          08/31/1994    0.40%          $13,429    0.35%            $14,295             0.40%       $11,639
          09/30/1994   -1.35%          $13,248   -1.47%            $14,084             0.27%       $11,671
          10/31/1994   -1.92%          $12,994   -1.78%            $13,834             0.07%       $11,679
          11/30/1994   -2.55%          $12,662   -1.81%            $13,583             0.13%       $11,694
          12/31/1994    2.38%          $12,964    2.20%            $13,882             0.00%       $11,694
          01/31/1995    3.10%          $13,366    2.86%            $14,279             0.40%       $11,741
          02/28/1995    2.80%          $13,740    2.91%            $14,695             0.40%       $11,788
          03/31/1995    1.23%          $13,909    1.15%            $14,864             0.33%       $11,827
          04/30/1995    0.09%          $13,921    0.12%            $14,882             0.33%       $11,866
          05/31/1995    2.59%          $14,282    3.19%            $15,356             0.20%       $11,889
          06/30/1995   -0.72%          $14,179   -0.87%            $15,223             0.20%       $11,913
          07/31/1995    0.48%          $14,247    0.95%            $15,367             0.00%       $11,913
          08/31/1995    0.98%          $14,387    1.27%            $15,563             0.26%       $11,944
          09/30/1995    0.53%          $14,463    0.63%            $15,661             0.20%       $11,968
          10/31/1995    1.52%          $14,683    1.45%            $15,888             0.33%       $12,007
          11/30/1995    1.59%          $14,916    1.66%            $16,151            -0.07%       $11,999
          12/31/1995    0.94%          $15,057    0.96%            $16,306            -0.07%       $11,991
          01/31/1996    0.47%          $15,127    0.76%            $16,430             0.59%       $12,061
          02/29/1996   -0.72%          $15,018   -0.68%            $16,319             0.32%       $12,100
          03/31/1996   -1.00%          $14,868   -1.28%            $16,110             0.52%       $12,163
          04/30/1996   -0.05%          $14,861   -0.28%            $16,065             0.39%       $12,210
          05/31/1996    0.15%          $14,883   -0.04%            $16,058             0.19%       $12,234
          06/30/1996    1.04%          $15,038    1.09%            $16,233             0.06%       $12,241
          07/31/1996    0.72%          $15,146    0.90%            $16,379             0.19%       $12,264
          08/31/1996    0.01%          $15,148   -0.02%            $16,376             0.19%       $12,287
          09/30/1996    1.32%          $15,348    1.40%            $16,605             0.32%       $12,327
          10/31/1996    0.99%          $15,500    1.13%            $16,793             0.32%       $12,366
          11/30/1996    1.37%          $15,712    1.83%            $17,100             0.19%       $12,390
          12/31/1996   -0.23%          $15,676   -0.42%            $17,028             0.00%       $12,390
          01/31/1997    0.12%          $15,695    0.19%            $17,061             0.32%       $12,429
          02/28/1997    0.86%          $15,830    0.92%            $17,218             0.31%       $12,468
          03/31/1997   -0.91%          $15,685   -1.33%            $16,989             0.25%       $12,499
          04/30/1997    0.85%          $15,819    0.84%            $17,131             0.12%       $12,514
          05/31/1997    1.16%          $16,002    1.51%            $17,390            -0.06%       $12,507
          06/30/1997    1.05%          $16,170    1.07%            $17,576             0.12%       $12,522
          07/31/1997    2.21%          $16,528    2.77%            $18,063             0.12%       $12,537
          08/31/1997   -0.58%          $16,432   -0.94%            $17,893             0.19%       $12,560
          09/30/1997    1.03%          $16,601    1.19%            $18,106             0.25%       $12,592
          10/31/1997    0.72%          $16,721    0.64%            $18,222             0.25%       $12,623
          11/30/1997    0.66%          $16,831    0.59%            $18,330            -0.06%       $12,616
          12/31/1997    1.45%          $17,075    1.46%            $18,597            -0.12%       $12,601
          01/31/1998    0.85%          $17,220    1.03%            $18,789             0.19%       $12,624
          02/28/1998    0.01%          $17,222    0.03%            $18,794             0.19%       $12,648
          03/31/1998    0.20%          $17,256    0.09%            $18,811             0.19%       $12,672
          04/30/1998   -0.19%          $17,224   -0.45%            $18,727             0.18%       $12,695
          05/31/1998    1.33%          $17,453    1.58%            $19,023             0.18%       $12,718
          06/30/1998    0.40%          $17,522    0.39%            $19,097             0.12%       $12,733
          07/31/1998    0.30%          $17,575    0.25%            $19,145             0.12%       $12,749
          08/31/1998    1.26%          $17,796    1.55%            $19,441             0.12%       $12,764
          09/30/1998    1.21%          $18,012    1.25%            $19,684             0.12%       $12,779
          10/31/1998   -0.05%          $18,003    0.00%            $19,684             0.24%       $12,810
          11/30/1998    0.26%          $18,050    0.35%            $19,753             0.00%       $12,810
          12/31/1998    0.23%          $18,091    0.25%            $19,803            -0.06%       $12,802
          01/31/1999    0.90%          $18,254    1.19%            $20,038             0.24%       $12,833
          02/28/1999   -0.42%          $18,177   -0.44%            $19,950             0.12%       $12,848
          03/31/1999    0.22%          $18,217    0.14%            $19,978             0.30%       $12,887
          04/30/1999    0.15%          $18,245    0.25%            $20,028             0.73%       $12,981
          05/31/1999   -0.53%          $18,148   -0.58%            $19,912             0.00%       $12,981
          06/30/1999   -1.56%          $17,865   -1.44%            $19,625             0.00%       $12,981
          07/31/1999    0.06%          $17,875    0.36%            $19,696             0.30%       $13,020
          08/31/1999   -1.09%          $17,681   -0.80%            $19,538             0.24%       $13,051
          09/30/1999   -0.20%          $17,645    0.04%            $19,546             0.48%       $13,114
          10/31/1999   -1.50%          $17,381   -1.08%            $19,335             0.18%       $13,137
          11/30/1999    0.84%          $17,527    1.06%            $19,540             0.06%       $13,145
          12/31/1999   -1.15%          $17,325   -0.75%            $19,393             0.00%       $13,145
          01/31/2000   -0.82%          $17,183   -0.44%            $19,308             0.24%       $13,177
          02/29/2000    1.17%          $17,368    1.16%            $19,532             0.59%       $13,255

Total Return           73.68%                    95.32%                               32.55%

* Source: Standard & Poor's Micropal.


The following line graph compares the performance of the Franklin North Carolina Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/29/00.

Date               Franklin North Carolina    Lehman Brothers Municipal                      CPI*
                       Tax-Free Income               Bond Index*
                         Fund-Class C
      05/01/1995                   $9,896                        $10,000                           $10,000
      05/31/1995    2.62%         $10,155    3.19%               $10,319               0.20%       $10,020
      06/30/1995   -0.60%         $10,094   -0.87%               $10,229               0.20%       $10,040
      07/31/1995    0.51%         $10,146    0.95%               $10,326               0.00%       $10,040
      08/31/1995    0.93%         $10,240    1.27%               $10,458               0.26%       $10,066
      09/29/1995    0.57%         $10,299    0.63%               $10,523               0.20%       $10,086
      10/31/1995    1.46%         $10,449    1.45%               $10,676               0.33%       $10,120
      11/30/1995    1.53%         $10,609    1.66%               $10,853              -0.07%       $10,112
      12/29/1995    0.97%         $10,712    0.96%               $10,957              -0.07%       $10,105
      01/31/1996    0.33%         $10,747    0.76%               $11,041               0.59%       $10,165
      02/29/1996   -0.75%         $10,666   -0.68%               $10,966               0.32%       $10,198
      03/29/1996   -1.04%         $10,555   -1.28%               $10,825               0.52%       $10,251
      04/30/1996   -0.10%         $10,545   -0.28%               $10,795               0.39%       $10,291
      05/31/1996    0.09%         $10,554   -0.04%               $10,791               0.19%       $10,310
      06/28/1996    1.07%         $10,667    1.09%               $10,908               0.06%       $10,316
      07/31/1996    0.59%         $10,730    0.90%               $11,006               0.19%       $10,336
      08/30/1996   -0.04%         $10,726   -0.02%               $11,004               0.19%       $10,356
      09/30/1996    1.35%         $10,871    1.40%               $11,158               0.32%       $10,389
      10/31/1996    0.85%         $10,963    1.13%               $11,284               0.32%       $10,422
      11/29/1996    1.40%         $11,117    1.83%               $11,491               0.19%       $10,442
      12/31/1996   -0.28%         $11,086   -0.42%               $11,443               0.00%       $10,442
      01/31/1997    0.07%         $11,093    0.19%               $11,464               0.32%       $10,475
      02/28/1997    0.80%         $11,182    0.92%               $11,570               0.31%       $10,508
      03/31/1997   -0.95%         $11,076   -1.33%               $11,416               0.25%       $10,534
      04/30/1997    0.80%         $11,164    0.84%               $11,512               0.12%       $10,547
      05/31/1997    1.20%         $11,298    1.51%               $11,686              -0.06%       $10,540
      06/30/1997    0.91%         $11,401    1.07%               $11,811               0.12%       $10,553
      07/31/1997    2.24%         $11,657    2.77%               $12,138               0.12%       $10,565
      08/31/1997   -0.71%         $11,574   -0.94%               $12,024               0.19%       $10,586
      09/30/1997    1.06%         $11,697    1.19%               $12,167               0.25%       $10,612
      10/31/1997    0.58%         $11,764    0.64%               $12,245               0.25%       $10,639
      11/30/1997    0.69%         $11,846    0.59%               $12,317              -0.06%       $10,632
      12/31/1997    1.31%         $12,001    1.46%               $12,497              -0.12%       $10,619
      01/31/1998    0.88%         $12,106    1.03%               $12,626               0.19%       $10,640
      02/28/1998   -0.03%         $12,103    0.03%               $12,629               0.19%       $10,660
      03/31/1998    0.15%         $12,121    0.09%               $12,641               0.19%       $10,680
      04/30/1998   -0.23%         $12,093   -0.45%               $12,584               0.18%       $10,699
      05/31/1998    1.36%         $12,257    1.58%               $12,783               0.18%       $10,719
      06/30/1998    0.35%         $12,300    0.39%               $12,832               0.12%       $10,731
      07/31/1998    0.25%         $12,331    0.25%               $12,865               0.12%       $10,744
      08/31/1998    1.20%         $12,479    1.55%               $13,064               0.12%       $10,757
      09/30/1998    1.08%         $12,614    1.25%               $13,227               0.12%       $10,770
      10/31/1998   -0.09%         $12,603    0.00%               $13,227               0.24%       $10,796
      11/30/1998    0.29%         $12,639    0.35%               $13,274               0.00%       $10,796
      12/31/1998    0.18%         $12,662    0.25%               $13,307              -0.06%       $10,789
      01/31/1999    0.85%         $12,769    1.19%               $13,465               0.24%       $10,815
      02/28/1999   -0.46%         $12,711   -0.44%               $13,406               0.12%       $10,828
      03/31/1999    0.16%         $12,731    0.14%               $13,425               0.30%       $10,861
      04/30/1999    0.10%         $12,744    0.25%               $13,458               0.73%       $10,940
      05/31/1999   -0.57%         $12,671   -0.58%               $13,380               0.00%       $10,940
      06/30/1999   -1.69%         $12,457   -1.44%               $13,187               0.00%       $10,940
      07/31/1999    0.10%         $12,469    0.36%               $13,235               0.30%       $10,973
      08/31/1999   -1.21%         $12,319   -0.80%               $13,129               0.24%       $10,999
      09/30/1999   -0.15%         $12,300    0.04%               $13,134               0.48%       $11,052
      10/31/1999   -1.62%         $12,101   -1.08%               $12,992               0.18%       $11,072
      11/30/1999    0.78%         $12,195    1.06%               $13,130               0.06%       $11,079
      12/31/1999   -1.19%         $12,050   -0.75%               $13,032               0.00%       $11,079
      01/31/2000   -0.86%         $11,946   -0.44%               $12,974               0.24%       $11,105
      02/29/2000    1.20%         $12,087    1.16%               $13,125               0.59%       $11,171

Total Return       20.87%                   31.25%                                    11.71%

* Source: Standard & Poor's Micropal.

Past performance does not guarantee future results.

FRANKLIN TEXAS TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Texas Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting primarily of Texas municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE

[GRAPHIC - TEXAS MAP]

During the year under review, Texas enjoyed a steadily growing and diversifying economy, in addition to a low tax-supported debt burden and solid long-term economic prospects. The Lone Star State has benefited from strong job growth and an unemployment rate below 6% since early 1996. Its economy has continued to expand, largely as a result of its low business costs, rapid technology sector growth, and advantageous location for international trade. Texas also has a growing population, which is expected to increase by 350,000 annually over the next several years, leading to greater school and infrastructure spending needs.(2)

Texas, without a state income tax, relies heavily upon sales taxes for revenue. Revenue sources during the past several years have shifted away from oil and other energy-related sectors, from 24% of total tax revenue in 1980, to 4% in 1998, toward a larger reliance on statewide sales tax revenues, up from 40% in 1980, to 55% in 1998, the most recent data available.(3) State debt levels remain low at $295 net tax-supported debt per capita versus a U.S. median of $540.(4)

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Bureau of Economic Analysis, Regional Accounts Data.

3. Source: Standard & Poor's CreditWeek Municipal, 3/22/99.

4. Source: Moody's Investors Service.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 103.

CREDIT QUALITY BREAKDOWN*
FRANKLIN TEXAS TAX-FREE INCOME FUND
BASED ON TOTAL LONG-TERM INVESTMENTS
2/29/00

[CREDIT QUALITY PIE CHART]

AAA - 52.9%
AA  -  4.8%
A   -  3.9%
BBB - 34.0%
Below Investment Grade - 4.4%

*Quality breakdown may include internal ratings for bonds not rated by an independent credit rating agency.

PORTFOLIO BREAKDOWN

Franklin Texas Tax-Free Income Fund
2/29/00

                                    % OF TOTAL
                                    LONG-TERM
SECTOR                              INVESTMENTS
-----------------------------------------------
Utilities                           23.9%

Hospital & Health Care              20.8%

Corporate-Backed                    14.8%

Prerefunded                         12.9%

General Obligation                   8.3%

Transportation                       7.8%

Housing                              5.0%

Higher Education                     4.9%

Other Revenue                        1.6%

The state's financial outlook is stable due to its favorable revenue growth trends, which support a balanced budget. However, there is an expectation that, while revenues will continue to grow with the economy, financial reserves will remain at modest levels. The fiscal year 2000-2001 budget includes using all accumulated surplus and projected revenue increases for tax relief, increased educational aid, and other uses. There were no additions to the state's economic stabilization fund, which would provide a financial cushion in the event that an economic slowdown adversely affects tax receipts. Per-capita debt ratios are expected to remain low as the state continues to use cash surpluses to help fund capital expenditures. As a result of its low debt ratio, favorable economic outlook, and moderate financial reserve levels, Standard & Poor's, an independent credit rating agency, has assigned Texas an A-rating.(5)

PORTFOLIO NOTES

Interest rates generally rose during the 12 months under review, presenting challenges for municipal bond investors, as bond prices fall when interest rates rise. For the year ended February 29, 2000, the 30-year Treasury bond price fell 10.1%, and the Bond Buyer Municipal Bond Index (Bond Buyer 40) dropped 13.1%. By comparison, Franklin Texas Tax-Free Income Fund's Class A share price declined 10.5%, as measured by net asset value.(6)

During the period, we sought to capitalize on market opportunities to enhance the portfolio's structure and income-producing potential. The rise in interest rates allowed us to book tax losses by selling lower-yielding securities and reinvesting the proceeds at recent, higher rates. During the period, we focused on selling highly liquid securities with shorter call protection than we would prefer, such as Tyler Health Facilities for the East Texas Medical Center, Waxahachie Community Development Corp., and Socorro Independent School District. These sales improved the portfolio's overall structure and booked tax losses for the fund, which can be carried forward to help offset current or future capital gains and possibly reduce our shareholders' future tax liabilities.

5. Source: Standard & Poor's Ratings Direct. This does not indicate Standard & Poor's rating of the fund.

6. Sources: Lehman Brothers; The Bond Buyer. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest and principal are guaranteed. The fund's investment return and share price fluctuate with market conditions. Index is unmanaged and includes reinvested interest. One cannot invest directly in an index.

When investigating potential purchases, we continued to seek bonds maximizing current, tax free income and having favorable call protection to provide our shareholders a steady, long-term income stream. Purchases during the year included Decatur Hospital Authority, Laredo Independent School District, and Houston Higher Education Bonds for Rice University. These purchases maintained the portfolio's diversification among a broad range of sectors, helping to reduce the fund's exposure to the risk and volatility that may affect any one sector. In addition, our active portfolio management has built a portfolio with not only credit risk diversity, but also a wide range of coupons and maturities. The fund continues to emphasize high quality securities, and AAA-rated bonds represented 52.9% of the fund's total long-term investments at the end of the reporting period.

Your fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary on page 55 shows that at the end of this reporting period, the fund's Class A shares' distribution rate was 5.40%, based on an annualization of the current 4.8 cent ($0.048) per share dividend and the maximum offering price of $10.67 on February 29, 2000. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum federal income tax bracket of 39.6% would need to earn 8.94% from a taxable investment to match the fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

Looking forward, we will attempt to continue taking advantage of the recently higher interest-rate environment. Please keep in mind that interest rates, and therefore bond prices, rise and fall depending on domestic and global economic factors. Such fluctuations are a normal part of investing, and one should expect this when investing in any security, including municipal bonds. However, municipal bond funds such as Franklin Texas Tax-Free Income Fund may help to lower such volatility, as they offer a level of diversification that is difficult for individual investors to achieve on their own.

DIVIDEND DISTRIBUTIONS*
Franklin Texas Tax-Free Income Fund
3/1/99 - 2/29/00

                                                         DIVIDEND PER SHARE
                                                         ------------------
MONTH                                                CLASS A          CLASS C
--------------------------------------------------------------------------------
March                                               4.85 cents       4.28 cents
April                                               4.85 cents       4.28 cents
May                                                 4.85 cents       4.28 cents
June                                                4.80 cents       4.24 cents
July                                                4.80 cents       4.24 cents
August                                              4.80 cents       4.24 cents
September                                           4.80 cents       4.35 cents
October                                             4.80 cents       4.35 cents
November                                            4.80 cents       4.35 cents
December                                            4.80 cents       4.30 cents
January                                             4.80 cents       4.30 cents
February                                            4.80 cents       4.30 cents
--------------------------------------------------------------------------------
TOTAL                                              57.75 CENTS      51.51 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

This discussion reflects our views, opinions and portfolio holdings as of February 29, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

ONE-YEAR PERFORMANCE SUMMARY AS OF 2/29/00

One-year total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A

One-Year Total Return                       -5.21%
Net Asset Value (NAV)                       $10.22 (2/29/00)        $11.42 (2/28/99)
Change in NAV                               -$1.20
Distributions (3/1/99 - 2/29/00)            Dividend Income         $0.5775
                                            Long-Term Capital Gain  $0.0397
                                            ----------------------------------------
                                            Total                   $0.6172

CLASS C

One-Year Total Return                       -5.77%
Net Asset Value (NAV)                       $10.36 (2/29/00)        $11.57 (2/28/99)
Change in NAV                               -$1.21
Distributions (3/1/99 - 2/29/00)            Dividend Income         $0.5151
                                            Long-Term Capital Gain  $0.0397
                                            ----------------------------------------
                                            Total                   $0.5548

ADDITIONAL PERFORMANCE

                                                                       INCEPTION
CLASS A                                   1-YEAR    5-YEAR    10-YEAR  (9/1/87)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                -5.21%    +25.13%   +81.85%  +128.85%
Average Annual Total Return(2)            -9.26%     +3.68%    +5.70%    +6.48%

                                                                       INCEPTION
CLASS C                                             1-YEAR    3-YEAR   (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                          -5.77%    +6.55%    +21.63%
Average Annual Total Return(2)                      -7.62%    +1.78%     +3.93%

SHARE CLASS                                                       A         C
--------------------------------------------------------------------------------
Distribution Rate(3)                                            5.40%     4.94%
Taxable Equivalent Distribution Rate(4)                         8.94%     8.18%
30-Day Standardized Yield(5)                                    5.34%     4.96%
Taxable Equivalent Yield(4)                                     8.84%     8.21%

Franklin Texas Tax-Free Income Fund paid distributions derived from long-term capital gains of 3.97 cents ($0.0397) per share in June 1999. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852(b)(3).

For updated performance figures, please see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN TEXAS
TAX-FREE INCOME FUND

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ: Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 29, 2000.

4. Taxable equivalent distribution rate and yield assume the 2000 maximum federal personal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the month ended February 29, 2000.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FRANKLIN TEXAS
TAX-FREE INCOME FUND

AVERAGE ANNUAL TOTAL RETURN
2/29/00

CLASS A
-------------------------------
1-Year                   -9.26%

5-Year                   +3.68%

10-Year                  +5.70%

Since Inception (9/1/87) +6.48%


AVERAGE ANNUAL TOTAL RETURN
2/29/00

CLASS C
-------------------------------
1-Year                   -7.62%

3-Year                   +1.78%

Since Inception (5/1/95) +3.93%

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged index, which includes approximately 38,000 municipal securities from across the country, differs from the fund in composition, does not pay management fees or expenses and includes reinvested interest. One cannot invest directly in an index. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

The following line graph compares the performance of the Franklin Texas Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/90 to 2/29/00.

Date                      Franklin Texas         Lehman Brothers                            CPI*
                         Tax-Free Income          Municipal Bond
                           Fund-Class A               Index*
       03/01/1990                  $9,561                     $10,000                            $10,000
       03/31/1990      -0.12%      $9,550      0.03%          $10,003                  0.55%     $10,055
       04/30/1990      -0.59%      $9,493     -0.72%          $9,931                   0.16%     $10,071
       05/31/1990       2.16%      $9,698      2.18%          $10,147                  0.23%     $10,094
       06/30/1990       1.00%      $9,795      0.88%          $10,237                  0.54%     $10,149
       07/31/1990       1.65%      $9,957      1.47%          $10,387                  0.38%     $10,187
       08/31/1990      -2.43%      $9,715     -1.45%          $10,237                  0.92%     $10,281
       09/30/1990      -0.22%      $9,694      0.06%          $10,243                  0.84%     $10,367
       10/31/1990       1.61%      $9,850      1.82%          $10,429                  0.60%     $10,430
       11/30/1990       2.45%     $10,091      2.01%          $10,639                  0.22%     $10,453
       12/31/1990       0.25%     $10,116      0.43%          $10,685                  0.00%     $10,453
       01/31/1991       1.66%     $10,284      1.34%          $10,828                  0.60%     $10,515
       02/28/1991       0.53%     $10,339      0.87%          $10,922                  0.15%     $10,531
       03/31/1991       0.35%     $10,375      0.03%          $10,925                  0.15%     $10,547
       04/30/1991       1.46%     $10,526      1.34%          $11,072                  0.15%     $10,563
       05/31/1991       0.81%     $10,611      0.89%          $11,170                  0.30%     $10,594
       06/30/1991      -0.02%     $10,609     -0.10%          $11,159                  0.29%     $10,625
       07/31/1991       1.37%     $10,755      1.22%          $11,295                  0.15%     $10,641
       08/31/1991       0.99%     $10,861      1.32%          $11,444                  0.29%     $10,672
       09/30/1991       1.44%     $11,018      1.30%          $11,593                  0.44%     $10,719
       10/31/1991       0.52%     $11,075      0.90%          $11,697                  0.15%     $10,735
       11/30/1991       0.43%     $11,122      0.28%          $11,730                  0.29%     $10,766
       12/31/1991       2.00%     $11,345      2.15%          $11,982                  0.07%     $10,774
       01/31/1992       0.14%     $11,361      0.23%          $12,010                  0.15%     $10,790
       02/29/1992       0.25%     $11,389      0.03%          $12,013                  0.36%     $10,829
       03/31/1992       0.27%     $11,420      0.03%          $12,017                  0.51%     $10,884
       04/30/1992       0.81%     $11,512      0.89%          $12,124                  0.14%     $10,899
       05/31/1992       1.24%     $11,655      1.18%          $12,267                  0.14%     $10,914
       06/30/1992       1.34%     $11,811      1.68%          $12,473                  0.36%     $10,954
       07/31/1992       3.30%     $12,201      3.00%          $12,847                  0.21%     $10,977
       08/31/1992      -1.41%     $12,029     -0.97%          $12,723                  0.28%     $11,007
       09/30/1992       0.25%     $12,059      0.65%          $12,805                  0.28%     $11,038
       10/31/1992      -1.52%     $11,876     -0.98%          $12,680                  0.35%     $11,077
       11/30/1992       2.15%     $12,131      1.79%          $12,907                  0.14%     $11,092
       12/31/1992       1.53%     $12,317      1.02%          $13,039                 -0.07%     $11,085
       01/31/1993       1.10%     $12,452      1.16%          $13,190                  0.49%     $11,139
       02/28/1993       3.08%     $12,836      3.62%          $13,667                  0.35%     $11,178
       03/31/1993      -0.62%     $12,756     -1.06%          $13,522                  0.35%     $11,217
       04/30/1993       0.61%     $12,834      1.01%          $13,659                  0.28%     $11,248
       05/31/1993       0.38%     $12,883      0.56%          $13,735                  0.14%     $11,264
       06/30/1993       1.64%     $13,094      1.67%          $13,965                  0.14%     $11,280
       07/31/1993       0.14%     $13,112      0.13%          $13,983                  0.00%     $11,280
       08/31/1993       1.62%     $13,325      2.08%          $14,274                  0.28%     $11,311
       09/30/1993       1.09%     $13,470      1.14%          $14,437                  0.21%     $11,335
       10/31/1993       0.20%     $13,497      0.19%          $14,464                  0.41%     $11,382
       11/30/1993       0.31%     $13,539     -0.88%          $14,337                  0.07%     $11,390
       12/31/1993       1.54%     $13,747      2.11%          $14,639                  0.00%     $11,390
       01/31/1994       0.82%     $13,860      1.14%          $14,806                  0.27%     $11,420
       02/28/1994      -1.51%     $13,651     -2.59%          $14,423                  0.34%     $11,459
       03/31/1994      -2.80%     $13,269     -4.07%          $13,836                  0.34%     $11,498
       04/30/1994       0.46%     $13,330      0.85%          $13,953                  0.14%     $11,514
       05/31/1994       0.76%     $13,431      0.87%          $14,075                  0.07%     $11,522
       06/30/1994      -0.13%     $13,414     -0.61%          $13,989                  0.34%     $11,562
       07/31/1994       1.27%     $13,584      1.83%          $14,245                  0.27%     $11,593
       08/31/1994       0.32%     $13,627      0.35%          $14,295                  0.40%     $11,639
       09/30/1994      -0.73%     $13,528     -1.47%          $14,084                  0.27%     $11,671
       10/31/1994      -1.02%     $13,390     -1.78%          $13,834                  0.07%     $11,679
       11/30/1994      -1.70%     $13,162     -1.81%          $13,583                  0.13%     $11,694
       12/31/1994       1.52%     $13,362      2.20%          $13,882                  0.00%     $11,694
       01/31/1995       1.98%     $13,627      2.86%          $14,279                  0.40%     $11,741
       02/28/1995       2.01%     $13,901      2.91%          $14,695                  0.40%     $11,788
       03/31/1995       0.90%     $14,026      1.15%          $14,864                  0.33%     $11,827
       04/30/1995       0.28%     $14,065      0.12%          $14,882                  0.33%     $11,866
       05/31/1995       2.20%     $14,375      3.19%          $15,356                  0.20%     $11,889
       06/30/1995      -0.02%     $14,372     -0.87%          $15,223                  0.20%     $11,913
       07/31/1995       0.59%     $14,457      0.95%          $15,367                  0.00%     $11,913
       08/31/1995       1.00%     $14,601      1.27%          $15,563                  0.26%     $11,944
       09/30/1995       0.73%     $14,708      0.63%          $15,661                  0.20%     $11,968
       10/31/1995       1.02%     $14,858      1.45%          $15,888                  0.33%     $12,007
       11/30/1995       1.19%     $15,035      1.66%          $16,151                 -0.07%     $11,999
       12/31/1995       0.71%     $15,141      0.96%          $16,306                 -0.07%     $11,991
       01/31/1996       0.58%     $15,229      0.76%          $16,430                  0.59%     $12,061
       02/29/1996      -0.29%     $15,185     -0.68%          $16,319                  0.32%     $12,100
       03/31/1996      -0.48%     $15,112     -1.28%          $16,110                  0.52%     $12,163
       04/30/1996       0.05%     $15,120     -0.28%          $16,065                  0.39%     $12,210
       05/31/1996       0.26%     $15,159     -0.04%          $16,058                  0.19%     $12,234
       06/30/1996       0.90%     $15,295      1.09%          $16,233                  0.06%     $12,241
       07/31/1996       0.68%     $15,399      0.90%          $16,379                  0.19%     $12,264
       08/31/1996       0.04%     $15,405     -0.02%          $16,376                  0.19%     $12,287
       09/30/1996       1.36%     $15,615      1.40%          $16,605                  0.32%     $12,327
       10/31/1996       0.86%     $15,749      1.13%          $16,793                  0.32%     $12,366
       11/30/1996       1.24%     $15,945      1.83%          $17,100                  0.19%     $12,390
       12/31/1996      -0.13%     $15,924     -0.42%          $17,028                  0.00%     $12,390
       01/31/1997       0.16%     $15,949      0.19%          $17,061                  0.32%     $12,429
       02/28/1997       0.74%     $16,067      0.92%          $17,218                  0.31%     $12,468
       03/31/1997      -0.81%     $15,937     -1.33%          $16,989                  0.25%     $12,499
       04/30/1997       0.82%     $16,068      0.84%          $17,131                  0.12%     $12,514
       05/31/1997       1.14%     $16,251      1.51%          $17,390                 -0.06%     $12,507
       06/30/1997       1.01%     $16,415      1.07%          $17,576                  0.12%     $12,522
       07/31/1997       2.21%     $16,778      2.77%          $18,063                  0.12%     $12,537
       08/31/1997      -0.68%     $16,664     -0.94%          $17,893                  0.19%     $12,560
       09/30/1997       0.99%     $16,829      1.19%          $18,106                  0.25%     $12,592
       10/31/1997       1.19%     $17,029      0.64%          $18,222                  0.25%     $12,623
       11/30/1997       0.60%     $17,131      0.59%          $18,330                 -0.06%     $12,616
       12/31/1997       1.41%     $17,373      1.46%          $18,597                 -0.12%     $12,601
       01/31/1998       0.71%     $17,496      1.03%          $18,789                  0.19%     $12,624
       02/28/1998       0.01%     $17,498      0.03%          $18,794                  0.19%     $12,648
       03/31/1998       0.12%     $17,519      0.09%          $18,811                  0.19%     $12,672
       04/30/1998      -0.28%     $17,470     -0.45%          $18,727                  0.18%     $12,695
       05/31/1998       1.29%     $17,695      1.58%          $19,023                  0.18%     $12,718
       06/30/1998       0.41%     $17,768      0.39%          $19,097                  0.12%     $12,733
       07/31/1998       0.22%     $17,807      0.25%          $19,145                  0.12%     $12,749
       08/31/1998       1.23%     $18,026      1.55%          $19,441                  0.12%     $12,764
       09/30/1998       1.01%     $18,208      1.25%          $19,684                  0.12%     $12,779
       10/31/1998      -0.32%     $18,150      0.00%          $19,684                  0.24%     $12,810
       11/30/1998       0.35%     $18,213      0.35%          $19,753                  0.00%     $12,810
       12/31/1998       0.25%     $18,259      0.25%          $19,803                 -0.06%     $12,802
       01/31/1999       0.87%     $18,418      1.19%          $20,038                  0.24%     $12,833
       02/28/1999      -0.37%     $18,349     -0.44%          $19,950                  0.12%     $12,848
       03/31/1999       0.31%     $18,406      0.14%          $19,978                  0.30%     $12,887
       04/30/1999       0.15%     $18,434      0.25%          $20,028                  0.73%     $12,981
       05/31/1999      -0.31%     $18,377     -0.58%          $19,912                  0.00%     $12,981
       06/30/1999      -1.32%     $18,134     -1.44%          $19,625                  0.00%     $12,981
       07/31/1999       0.05%     $18,143      0.36%          $19,696                  0.30%     $13,020
       08/31/1999      -1.17%     $17,931     -0.80%          $19,538                  0.24%     $13,051
       09/30/1999      -0.22%     $17,892      0.04%          $19,546                  0.48%     $13,114
       10/31/1999      -1.80%     $17,570     -1.08%          $19,335                  0.18%     $13,137
       11/30/1999       0.59%     $17,673      1.06%          $19,540                  0.06%     $13,145
       12/31/1999      -1.34%     $17,436     -0.75%          $19,393                  0.00%     $13,145
       01/31/2000      -1.38%     $17,196     -0.44%          $19,308                  0.24%     $13,177
       02/29/2000       1.15%     $17,407      1.16%          $19,532                  0.59%     $13,255

Total Return           74.07%                 95.32%                                  32.55%


The following line graph compares the performance of the Franklin Texas Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/29/00.

Date               Franklin Texas Tax-Free          Lehman Brothers Municipal                              CPI*
                     Income Fund-Class C                   Bond Index*
        05/01/1995               $9,903                                   $10,000                                $10,000
        05/31/1995     2.32%    $10,133          3.19%                    $10,319                   0.20%        $10,020
        06/30/1995    -0.07%    $10,126         -0.87%                    $10,229                   0.20%        $10,040
        07/31/1995     0.54%    $10,180          0.95%                    $10,326                   0.00%        $10,040
        08/31/1995     1.21%    $10,304          1.27%                    $10,458                   0.26%        $10,066
        09/29/1995     0.67%    $10,373          0.63%                    $10,523                   0.20%        $10,086
        10/31/1995     0.96%    $10,472          1.45%                    $10,676                   0.33%        $10,120
        11/30/1995     1.48%    $10,627          1.66%                    $10,853                  -0.07%        $10,112
        12/29/1995     0.74%    $10,706          0.96%                    $10,957                  -0.07%        $10,105
        01/31/1996     0.53%    $10,762          0.76%                    $11,041                   0.59%        $10,165
        02/29/1996    -0.41%    $10,718         -0.68%                    $10,966                   0.32%        $10,198
        03/29/1996    -0.44%    $10,671         -1.28%                    $10,825                   0.52%        $10,251
        04/30/1996     0.00%    $10,671         -0.28%                    $10,795                   0.39%        $10,291
        05/31/1996     0.21%    $10,694         -0.04%                    $10,791                   0.19%        $10,310
        06/28/1996     0.93%    $10,793          1.09%                    $10,908                   0.06%        $10,316
        07/31/1996     0.62%    $10,860          0.90%                    $11,006                   0.19%        $10,336
        08/30/1996    -0.01%    $10,859         -0.02%                    $11,004                   0.19%        $10,356
        09/30/1996     1.31%    $11,001          1.40%                    $11,158                   0.32%        $10,389
        10/31/1996     0.82%    $11,091          1.13%                    $11,284                   0.32%        $10,422
        11/29/1996     1.20%    $11,224          1.83%                    $11,491                   0.19%        $10,442
        12/31/1996    -0.16%    $11,206         -0.42%                    $11,443                   0.00%        $10,442
        01/31/1997     0.20%    $11,229          0.19%                    $11,464                   0.32%        $10,475
        02/28/1997     0.68%    $11,305          0.92%                    $11,570                   0.31%        $10,508
        03/31/1997    -0.94%    $11,199         -1.33%                    $11,416                   0.25%        $10,534
        04/30/1997     0.86%    $11,295          0.84%                    $11,512                   0.12%        $10,547
        05/31/1997     1.09%    $11,418          1.51%                    $11,686                  -0.06%        $10,540
        06/30/1997     0.96%    $11,528          1.07%                    $11,811                   0.12%        $10,553
        07/31/1997     2.14%    $11,775          2.77%                    $12,138                   0.12%        $10,565
        08/31/1997    -0.72%    $11,690         -0.94%                    $12,024                   0.19%        $10,586
        09/30/1997     0.93%    $11,799          1.19%                    $12,167                   0.25%        $10,612
        10/31/1997     1.13%    $11,932          0.64%                    $12,245                   0.25%        $10,639
        11/30/1997     0.55%    $11,998          0.59%                    $12,317                  -0.06%        $10,632
        12/31/1997     1.43%    $12,169          1.46%                    $12,497                  -0.12%        $10,619
        01/31/1998     0.65%    $12,248          1.03%                    $12,626                   0.19%        $10,640
        02/28/1998    -0.04%    $12,243          0.03%                    $12,629                   0.19%        $10,660
        03/31/1998     0.07%    $12,252          0.09%                    $12,641                   0.19%        $10,680
        04/30/1998    -0.32%    $12,213         -0.45%                    $12,584                   0.18%        $10,699
        05/31/1998     1.32%    $12,374          1.58%                    $12,783                   0.18%        $10,719
        06/30/1998     0.27%    $12,407          0.39%                    $12,832                   0.12%        $10,731
        07/31/1998     0.25%    $12,438          0.25%                    $12,865                   0.12%        $10,744
        08/31/1998     1.16%    $12,583          1.55%                    $13,064                   0.12%        $10,757
        09/30/1998     0.95%    $12,702          1.25%                    $13,227                   0.12%        $10,770
        10/31/1998    -0.36%    $12,656          0.00%                    $13,227                   0.24%        $10,796
        11/30/1998     0.30%    $12,694          0.35%                    $13,274                   0.00%        $10,796
        12/31/1998     0.20%    $12,720          0.25%                    $13,307                  -0.06%        $10,789
        01/31/1999     0.90%    $12,834          1.19%                    $13,465                   0.24%        $10,815
        02/28/1999    -0.41%    $12,782         -0.44%                    $13,406                   0.12%        $10,828
        03/31/1999     0.16%    $12,802          0.14%                    $13,425                   0.30%        $10,861
        04/30/1999     0.19%    $12,826          0.25%                    $13,458                   0.73%        $10,940
        05/31/1999    -0.44%    $12,770         -0.58%                    $13,380                   0.00%        $10,940
        06/30/1999    -1.36%    $12,596         -1.44%                    $13,187                   0.00%        $10,940
        07/31/1999     0.00%    $12,596          0.36%                    $13,235                   0.30%        $10,973
        08/31/1999    -1.20%    $12,445         -0.80%                    $13,129                   0.24%        $10,999
        09/30/1999    -0.26%    $12,413          0.04%                    $13,134                   0.48%        $11,052
        10/31/1999    -1.82%    $12,187         -1.08%                    $12,992                   0.18%        $11,072
        11/30/1999     0.44%    $12,241          1.06%                    $13,130                   0.06%        $11,079
        12/31/1999    -1.28%    $12,084         -0.75%                    $13,032                   0.00%        $11,079
        01/31/2000    -1.51%    $11,901         -0.44%                    $12,974                   0.24%        $11,105
        02/29/2000     1.18%    $12,045          1.16%                    $13,125                   0.59%        $11,171

Total Return          20.45%                    31.25%                                             11.71%


*Source: Standard & Poor's Micropal.

Past performance does not guarantee future results.

Franklin Virginia Tax-Free Income Fund

Your Fund's Goal: Franklin Virginia Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Virginia state personal income taxes through a portfolio consisting primarily of Virginia municipal bonds.1

COMMONWEALTH UPDATE

[VIRGINIA MAP]

By implementing a policy of conservative financial management and prudent monitoring of debt issuance, Virginia has preserved its AAA credit rating with Moody's, Fitch and Standard & Poor's, three independent credit rating agencies.2 Virginia's diversified and robust economy tends to outperform the national economy. For example, wages and salaries in the commonwealth grew 7.4% during 1999 compared with 5.6% for the nation. Employment and personal income growth kept pace with the rest of the U.S. despite cutbacks in defense spending, indicating a broader underlying economic strength. Although less reliant on government jobs than before, Virginia's rapidly evolving economy still derives 22% of earnings from government employment compared with an average of 15% for the rest of the country.3

Impressive employment growth and earnings in high-technology, retail trade and business services industries more than offset job losses in manufacturing and federal government employment in 1999. Although the state added 81,200 jobs in 1999, the resulting 2.8% unemployment rate, the lowest in four decades, suggests such employment growth may not be sustainable due to labor shortages.4 For 2000-2003, Virginia's annual job growth is expected to slow down due to the tight labor market.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. This does not indicate a rating for the fund.

3. Source: Standard & Poor's Ratings Direct, State of Virginia, 11/99.

4. Source: Bureau of Labor Statistics, 2/00.


All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 106.

CREDIT QUALITY BREAKDOWN*

FRANKLIN VIRGINIA TAX-FREE INCOME FUND
BASED ON TOTAL LONG-TERM INVESTMENTS
2/29/00

[Credit Quality Breakdown PIE CHART}

*Quality breakdown may include internal ratings for bonds not rated by an independent credit rating agency.

PORTFOLIO BREAKDOWN
Franklin Virginia
Tax-Free Income Fund
2/29/00

                     % OF TOTAL
                      LONG-TERM
SECTOR               INVESTMENTS
-------------------------------
Utilities               20.1%

Hospital & Health Care  15.7%

Transportation          12.4%

Prerefunded             12.4%

Corporate-Backed        12.1%

Housing                 11.5%

Other Revenue            8.5%

Tax-Supported Debt       3.3%

Higher Education         2.7%

Subject to Government
Appropriation            0.8%

General Obligation       0.5%

Even though Virginia maintains its historically conservative approach to debt, current debt levels are rising as the commonwealth has embarked on several large highway and university construction projects. Nevertheless, its direct general obligation debt burden is still very low at $166 per capita for 1999. The 1999 tax-supported debt grew to $3.5 billion, yielding a per-capita debt level of $570, up from levels of prior years and above the 1999 U.S. median of $540.5

Virginia's financial position remains strong; the commonwealth generated cash surpluses in four of the past five years, rising to $1.6 billion in 1999 from $1.4 billion in 1998. In 1999 and early 2000, surging local economies produced revenue increases in excess of the commonwealth's conservative budget projections. As with many states, Virginia's income tax revenues showed the largest growth in 1999, at 9.5% more than the year before, with the largest tax, the personal income tax, increasing by over 11% and accounting for more than 65% of total tax revenues. Expenditures overall grew by 4.5%, with the biggest increases going to education and transportation.3

With its underlying economic strength and low general obligation debt burden, the outlook for Virginia is bright. The commonwealth has managed its debt and finances well during a period of rapid population growth and economic transition. Virginia's budgetary discipline and ability to maintain strong financial operations, excellent reserve levels and financial flexibility should allow it to take further advantage of the expected expansion.

PORTFOLIO NOTES

Rising interest rates during the year under review presented challenges for the municipal bond market, as bond prices decline when interest rates rise. For the 12 months ended February 29, 2000, the 30-year Treasury bond price fell 10.1%, and the Bond Buyer Municipal Bond Index (Bond Buyer 40) was off 13.1%. By comparison, your fund's Class A share price, as measured by net asset value, declined 9.1%.6

5. Source: Moody's Investors Service.

6. Sources: Lehman Brothers; The Bond Buyer. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The fund's investment return and share price fluctuate with market conditions. Index is unmanaged and includes reinvested interest. One cannot invest directly in an index.

As interest rates rose throughout the reporting period, there were fewer opportunities for issuers to refund existing debt. During the period, we attempted to take advantage of the higher interest-rate environment to restructure the fund's portfolio mix and enhance its income-producing potential. We generally sold shorter maturity bonds, maturing in the 2015-2020 range, and bought longer-term bonds with higher yields. In addition, we booked tax losses, which can be carried forward in the portfolio to help offset taxable capital gains in the future and potentially lower shareholders' future tax liabilities. With this in mind, the fund sold Virginia Resources Authority Sewer Revenue, Bedford County General Obligation, Loudon County Virginia - Loudon Hospital, and Winchester Industrial Development Authority for Shenandoah University.

Virginia, which has historically low bond issuance, witnessed a 28% decline in 1999's supply compared with 1998's.7 When investigating potential purchases, we continued to seek bonds maximizing current, tax-free income and having favorable call protection to provide our shareholders with a steady, long-term income stream. Attempting to meet these goals, we made several additions to the portfolio during the reporting period, including York County Virginia Sewer Systems Revenue, Greater Richmond Convention-Hotel Tax Revenue, Virginia Housing Development MFH, and Newport News Virginia Redevelopment and Housing Authority. In addition, our active portfolio management has built a portfolio with not only credit risk diversity, but also a wide range of coupons and maturities. The fund continues to emphasize high-quality securities, and AAA-rated bonds represented 51.1% of the fund's total long-term investments at the end of the reporting period.

Your fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary on page 61 shows that at the end of this reporting period, the fund's Class A shares' distribution rate was 5.16%, based on an annualization of the current 4.85 cent ($0.0485) per share dividend and the maximum offering price of $11.27 on February 29, 2000. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and Virginia state personal income tax bracket of 43.07% would need to earn 9.06% from a taxable investment to match the fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.


7. Source: The Bond Buyer, 1/3/00.

DIVIDEND DISTRIBUTIONS*

Franklin Virginia Tax-Free Income Fund

3/1/99 - 2/29/00

                                                        DIVIDEND PER SHARE
MONTH                                                 CLASS A         CLASS C
--------------------------------------------------------------------------------
March                                                4.85 cents       4.29 cents
April                                                4.85 cents       4.29 cents
May                                                  4.85 cents       4.29 cents
June                                                 4.85 cents       4.32 cents
July                                                 4.85 cents       4.32 cents
August                                               4.85 cents       4.32 cents
September                                            4.85 cents       4.33 cents
October                                              4.85 cents       4.33 cents
November                                             4.85 cents       4.33 cents
December                                             4.85 cents       4.36 cents
January                                              4.85 cents       4.36 cents
February                                             4.85 cents       4.36 cents
--------------------------------------------------------------------------------
TOTAL                                               58.20 CENTS      51.90 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


Looking forward, we will maintain our strategy of buying current coupon bonds at a slight discount, seeking to provide shareholders with high, current tax-free income.

This discussion reflects our views, opinions and portfolio holdings as of February 29, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

ONE-YEAR PERFORMANCE SUMMARY AS OF 2/29/00

One-year total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A

One-Year Total Return                       -4.31%
Net Asset Value (NAV)                       $10.79 (2/29/00)      $11.88 (2/28/99)
Change in NAV                               -$1.09
Distributions (3/1/99 - 2/29/00)            Dividend Income       $0.5820

CLASS C

One-Year Total Return                       -4.82%
Net Asset Value (NAV)                       $10.86 (2/29/00)      $11.95 (2/28/99)
Change in NAV                               -$1.09
Distributions (3/1/99 - 2/29/00)            Dividend Income       $0.5190

ADDITIONAL PERFORMANCE

                                                                       INCEPTION
CLASS A                                   1-YEAR    5-YEAR    10-YEAR  (9/1/87)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                -4.31%    +25.92%   +83.96%  +129.23%
Average Annual Total Return(2)            -8.40%     +3.82%    +5.83%    +6.49%

                                                                       INCEPTION
CLASS C                                             1-YEAR    3-YEAR   (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                          -4.82%    +7.67%    +21.72%
Average Annual Total Return(2)                      -6.67%    +2.15%     +3.94%

SHARE CLASS                                                       A         C
--------------------------------------------------------------------------------
Distribution Rate(3)                                            5.16%     4.79%
Taxable Equivalent Distribution Rate(4)                         9.06%     8.41%
30-Day Standardized Yield(5)                                    5.02%     4.65%
Taxable Equivalent Yield(4)                                     8.82%     8.17%

For updated performance figures, please see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN VIRGINIA
TAX-FREE INCOME FUND

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ: Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 29, 2000.

4. Taxable equivalent distribution rate and yield assume the published rates as of March 15, 2000, for the maximum combined federal and Virginia state personal income tax bracket of 43.07%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the month ended February 29, 2000.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FRANKLIN VIRGINIA
TAX-FREE INCOME FUND

AVERAGE ANNUAL TOTAL RETURN
2/29/00

CLASS A
-------------------------------
1-Year                   -8.40%

5-Year                   +3.82%

10-Year                  +5.83%

Since Inception (9/1/87) +6.49%


AVERAGE ANNUAL TOTAL RETURN
2/29/00

CLASS C
-------------------------------
1-Year                    -6.67%

3-Year                    +2.15%

Since Inception (5/1/95)  +3.94%

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged index, which includes approximately 38,000 municipal securities from across the country, differs from the fund in composition, does not pay management fees or expenses and includes reinvested interest. One cannot invest directly in an index. For the periods shown, performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

The following line graph compares the performance of the Franklin Virginia Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/90 to 2/29/00.

Date                          Franklin Virginia            Lehman Brothers                         CPI*
                               Tax-Free Income              Municipal Bond
                                 Fund-Class A                   Index*
          03/01/1990                       $9,570                        $10,000                        $10,000
          03/31/1990         -0.07%        $9,563       0.03%            $10,003             0.55%      $10,055
          04/30/1990         -0.64%        $9,502      -0.72%             $9,931             0.16%      $10,071
          05/31/1990          2.24%        $9,715       2.18%            $10,147             0.23%      $10,094
          06/30/1990          0.88%        $9,800       0.88%            $10,237             0.54%      $10,149
          07/31/1990          1.63%        $9,960       1.47%            $10,387             0.38%      $10,187
          08/31/1990         -2.49%        $9,712      -1.45%            $10,237             0.92%      $10,281
          09/30/1990         -0.16%        $9,697       0.06%            $10,243             0.84%      $10,367
          10/31/1990          1.58%        $9,850       1.82%            $10,429             0.60%      $10,430
          11/30/1990          2.33%       $10,079       2.01%            $10,639             0.22%      $10,453
          12/31/1990          0.03%       $10,082       0.43%            $10,685             0.00%      $10,453
          01/31/1991          1.64%       $10,248       1.34%            $10,828             0.60%      $10,515
          02/28/1991          0.97%       $10,347       0.87%            $10,922             0.15%      $10,531
          03/31/1991          0.31%       $10,379       0.03%            $10,925             0.15%      $10,547
          04/30/1991          1.34%       $10,518       1.34%            $11,072             0.15%      $10,563
          05/31/1991          0.68%       $10,590       0.89%            $11,170             0.30%      $10,594
          06/30/1991          0.03%       $10,593      -0.10%            $11,159             0.29%      $10,625
          07/31/1991          1.53%       $10,755       1.22%            $11,295             0.15%      $10,641
          08/31/1991          0.95%       $10,857       1.32%            $11,444             0.29%      $10,672
          09/30/1991          1.51%       $11,021       1.30%            $11,593             0.44%      $10,719
          10/31/1991          0.58%       $11,085       0.90%            $11,697             0.15%      $10,735
          11/30/1991          0.39%       $11,128       0.28%            $11,730             0.29%      $10,766
          12/31/1991          1.95%       $11,345       2.15%            $11,982             0.07%      $10,774
          01/31/1992          0.29%       $11,378       0.23%            $12,010             0.15%      $10,790
          02/29/1992          0.04%       $11,383       0.03%            $12,013             0.36%      $10,829
          03/31/1992          0.16%       $11,401       0.03%            $12,017             0.51%      $10,884
          04/30/1992          0.88%       $11,501       0.89%            $12,124             0.14%      $10,899
          05/31/1992          1.13%       $11,631       1.18%            $12,267             0.14%      $10,914
          06/30/1992          1.41%       $11,795       1.68%            $12,473             0.36%      $10,954
          07/31/1992          3.47%       $12,205       3.00%            $12,847             0.21%      $10,977
          08/31/1992         -1.00%       $12,083      -0.97%            $12,723             0.28%      $11,007
          09/30/1992          0.32%       $12,121       0.65%            $12,805             0.28%      $11,038
          10/31/1992         -1.72%       $11,913      -0.98%            $12,680             0.35%      $11,077
          11/30/1992          2.23%       $12,178       1.79%            $12,907             0.14%      $11,092
          12/31/1992          1.51%       $12,362       1.02%            $13,039            -0.07%      $11,085
          01/31/1993          1.17%       $12,507       1.16%            $13,190             0.49%      $11,139
          02/28/1993          2.79%       $12,856       3.62%            $13,667             0.35%      $11,178
          03/31/1993         -0.30%       $12,817      -1.06%            $13,522             0.35%      $11,217
          04/30/1993          0.76%       $12,915       1.01%            $13,659             0.28%      $11,248
          05/31/1993          0.54%       $12,984       0.56%            $13,735             0.14%      $11,264
          06/30/1993          1.78%       $13,216       1.67%            $13,965             0.14%      $11,280
          07/31/1993          0.04%       $13,221       0.13%            $13,983             0.00%      $11,280
          08/31/1993          1.85%       $13,465       2.08%            $14,274             0.28%      $11,311
          09/30/1993          1.16%       $13,622       1.14%            $14,437             0.21%      $11,335
          10/31/1993          0.52%       $13,692       0.19%            $14,464             0.41%      $11,382
          11/30/1993         -0.20%       $13,665      -0.88%            $14,337             0.07%      $11,390
          12/31/1993          1.68%       $13,895       2.11%            $14,639             0.00%      $11,390
          01/31/1994          0.97%       $14,029       1.14%            $14,806             0.27%      $11,420
          02/28/1994         -1.92%       $13,760      -2.59%            $14,423             0.34%      $11,459
          03/31/1994         -3.38%       $13,295      -4.07%            $13,836             0.34%      $11,498
          04/30/1994          0.36%       $13,343       0.85%            $13,953             0.14%      $11,514
          05/31/1994          0.57%       $13,419       0.87%            $14,075             0.07%      $11,522
          06/30/1994         -0.58%       $13,341      -0.61%            $13,989             0.34%      $11,562
          07/31/1994          1.62%       $13,557       1.83%            $14,245             0.27%      $11,593
          08/31/1994          0.49%       $13,624       0.35%            $14,295             0.40%      $11,639
          09/30/1994         -1.18%       $13,463      -1.47%            $14,084             0.27%      $11,671
          10/31/1994         -1.75%       $13,227      -1.78%            $13,834             0.07%      $11,679
          11/30/1994         -2.28%       $12,926      -1.81%            $13,583             0.13%      $11,694
          12/31/1994          2.48%       $13,246       2.20%            $13,882             0.00%      $11,694
          01/31/1995          3.00%       $13,644       2.86%            $14,279             0.40%      $11,741
          02/28/1995          2.44%       $13,977       2.91%            $14,695             0.40%      $11,788
          03/31/1995          0.97%       $14,112       1.15%            $14,864             0.33%      $11,827
          04/30/1995          0.18%       $14,137       0.12%            $14,882             0.33%      $11,866
          05/31/1995          2.43%       $14,481       3.19%            $15,356             0.20%      $11,889
          06/30/1995         -0.47%       $14,413      -0.87%            $15,223             0.20%      $11,913
          07/31/1995          0.83%       $14,533       0.95%            $15,367             0.00%      $11,913
          08/31/1995          0.98%       $14,675       1.27%            $15,563             0.26%      $11,944
          09/30/1995          0.53%       $14,753       0.63%            $15,661             0.20%      $11,968
          10/31/1995          1.26%       $14,939       1.45%            $15,888             0.33%      $12,007
          11/30/1995          1.42%       $15,151       1.66%            $16,151            -0.07%      $11,999
          12/31/1995          0.94%       $15,293       0.96%            $16,306            -0.07%      $11,991
          01/31/1996          0.47%       $15,365       0.76%            $16,430             0.59%      $12,061
          02/29/1996         -0.47%       $15,293      -0.68%            $16,319             0.32%      $12,100
          03/31/1996         -0.92%       $15,152      -1.28%            $16,110             0.52%      $12,163
          04/30/1996          0.03%       $15,157      -0.28%            $16,065             0.39%      $12,210
          05/31/1996          0.15%       $15,179      -0.04%            $16,058             0.19%      $12,234
          06/30/1996          0.97%       $15,327       1.09%            $16,233             0.06%      $12,241
          07/31/1996          0.65%       $15,426       0.90%            $16,379             0.19%      $12,264
          08/31/1996          0.02%       $15,429      -0.02%            $16,376             0.19%      $12,287
          09/30/1996          1.25%       $15,622       1.40%            $16,605             0.32%      $12,327
          10/31/1996          0.84%       $15,754       1.13%            $16,793             0.32%      $12,366
          11/30/1996          1.39%       $15,972       1.83%            $17,100             0.19%      $12,390
          12/31/1996         -0.26%       $15,931      -0.42%            $17,028             0.00%      $12,390
          01/31/1997          0.14%       $15,953       0.19%            $17,061             0.32%      $12,429
          02/28/1997          0.80%       $16,081       0.92%            $17,218             0.31%      $12,468
          03/31/1997         -0.98%       $15,923      -1.33%            $16,989             0.25%      $12,499
          04/30/1997          0.79%       $16,049       0.84%            $17,131             0.12%      $12,514
          05/31/1997          1.28%       $16,255       1.51%            $17,390            -0.06%      $12,507
          06/30/1997          0.84%       $16,391       1.07%            $17,576             0.12%      $12,522
          07/31/1997          2.34%       $16,775       2.77%            $18,063             0.12%      $12,537
          08/31/1997         -0.83%       $16,635      -0.94%            $17,893             0.19%      $12,560
          09/30/1997          1.13%       $16,823       1.19%            $18,106             0.25%      $12,592
          10/31/1997          0.65%       $16,933       0.64%            $18,222             0.25%      $12,623
          11/30/1997          0.75%       $17,060       0.59%            $18,330            -0.06%      $12,616
          12/31/1997          1.35%       $17,290       1.46%            $18,597            -0.12%      $12,601
          01/31/1998          0.87%       $17,440       1.03%            $18,789             0.19%      $12,624
          02/28/1998          0.10%       $17,458       0.03%            $18,794             0.19%      $12,648
          03/31/1998          0.21%       $17,495       0.09%            $18,811             0.19%      $12,672
          04/30/1998         -0.44%       $17,418      -0.45%            $18,727             0.18%      $12,695
          05/31/1998          1.53%       $17,684       1.58%            $19,023             0.18%      $12,718
          06/30/1998          0.48%       $17,769       0.39%            $19,097             0.12%      $12,733
          07/31/1998          0.30%       $17,822       0.25%            $19,145             0.12%      $12,749
          08/31/1998          1.28%       $18,050       1.55%            $19,441             0.12%      $12,764
          09/30/1998          1.06%       $18,242       1.25%            $19,684             0.12%      $12,779
          10/31/1998         -0.22%       $18,202       0.00%            $19,684             0.24%      $12,810
          11/30/1998          0.34%       $18,263       0.35%            $19,753             0.00%      $12,810
          12/31/1998          0.21%       $18,302       0.25%            $19,803            -0.06%      $12,802
          01/31/1999          0.92%       $18,470       1.19%            $20,038             0.24%      $12,833
          02/28/1999         -0.35%       $18,406      -0.44%            $19,950             0.12%      $12,848
          03/31/1999          0.21%       $18,444       0.14%            $19,978             0.30%      $12,887
          04/30/1999          0.15%       $18,472       0.25%            $20,028             0.73%      $12,981
          05/31/1999         -0.46%       $18,387      -0.58%            $19,912             0.00%      $12,981
          06/30/1999         -1.52%       $18,107      -1.44%            $19,625             0.00%      $12,981
          07/31/1999          0.14%       $18,133       0.36%            $19,696             0.30%      $13,020
          08/31/1999         -1.38%       $17,883      -0.80%            $19,538             0.24%      $13,051
          09/30/1999         -0.12%       $17,861       0.04%            $19,546             0.48%      $13,114
          10/31/1999         -1.64%       $17,568      -1.08%            $19,335             0.18%      $13,137
          11/30/1999          0.94%       $17,733       1.06%            $19,540             0.06%      $13,145
          12/31/1999         -1.01%       $17,554      -0.75%            $19,393             0.00%      $13,145
          01/31/2000         -0.94%       $17,389      -0.44%            $19,308             0.24%      $13,177
          02/29/2000          1.28%       $17,617       1.16%            $19,532             0.59%      $13,255

Total Return                 76.17%                    95.32%                               32.55%

* Source: Standard & Poor's Micropal.

The following line graph compares the performance of the Franklin Virginia Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/29/00.

Date                 Franklin Virginia Tax-Free         Lehman Brothers Municipal                     CPI*
                         Income Fund-Class C                  Bond Index*
          05/01/1995                $9,904                               $10,000                           $10,000
          05/31/1995    2.73%       $10,174             3.19%            $10,319                 0.20%     $10,020
          06/30/1995   -0.44%       $10,130            -0.87%            $10,229                 0.20%     $10,040
          07/31/1995    0.69%       $10,200             0.95%            $10,326                 0.00%     $10,040
          08/31/1995    1.01%       $10,303             1.27%            $10,458                 0.26%     $10,066
          09/29/1995    0.48%       $10,352             0.63%            $10,523                 0.20%     $10,086
          10/31/1995    1.20%       $10,476             1.45%            $10,676                 0.33%     $10,120
          11/30/1995    1.36%       $10,619             1.66%            $10,853                -0.07%     $10,112
          12/29/1995    0.89%       $10,713             0.96%            $10,957                -0.07%     $10,105
          01/31/1996    0.42%       $10,758             0.76%            $11,041                 0.59%     $10,165
          02/29/1996   -0.52%       $10,702            -0.68%            $10,966                 0.32%     $10,198
          03/29/1996   -0.88%       $10,608            -1.28%            $10,825                 0.52%     $10,251
          04/30/1996   -0.10%       $10,597            -0.28%            $10,795                 0.39%     $10,291
          05/31/1996    0.10%       $10,608            -0.04%            $10,791                 0.19%     $10,310
          06/28/1996    0.92%       $10,706             1.09%            $10,908                 0.06%     $10,316
          07/31/1996    0.69%       $10,780             0.90%            $11,006                 0.19%     $10,336
          08/30/1996   -0.11%       $10,768            -0.02%            $11,004                 0.19%     $10,356
          09/30/1996    1.28%       $10,905             1.40%            $11,158                 0.32%     $10,389
          10/31/1996    0.78%       $10,991             1.13%            $11,284                 0.32%     $10,422
          11/29/1996    1.34%       $11,138             1.83%            $11,491                 0.19%     $10,442
          12/31/1996   -0.31%       $11,103            -0.42%            $11,443                 0.00%     $10,442
          01/31/1997    0.09%       $11,113             0.19%            $11,464                 0.32%     $10,475
          02/28/1997    0.75%       $11,197             0.92%            $11,570                 0.31%     $10,508
          03/31/1997   -0.94%       $11,091            -1.33%            $11,416                 0.25%     $10,534
          04/30/1997    0.74%       $11,173             0.84%            $11,512                 0.12%     $10,547
          05/31/1997    1.23%       $11,311             1.51%            $11,686                -0.06%     $10,540
          06/30/1997    0.70%       $11,390             1.07%            $11,811                 0.12%     $10,553
          07/31/1997    2.36%       $11,659             2.77%            $12,138                 0.12%     $10,565
          08/31/1997   -0.87%       $11,557            -0.94%            $12,024                 0.19%     $10,586
          09/30/1997    0.99%       $11,672             1.19%            $12,167                 0.25%     $10,612
          10/31/1997    0.68%       $11,751             0.64%            $12,245                 0.25%     $10,639
          11/30/1997    0.70%       $11,833             0.59%            $12,317                -0.06%     $10,632
          12/31/1997    1.29%       $11,986             1.46%            $12,497                -0.12%     $10,619
          01/31/1998    0.82%       $12,084             1.03%            $12,626                 0.19%     $10,640
          02/28/1998    0.05%       $12,090             0.03%            $12,629                 0.19%     $10,660
          03/31/1998    0.16%       $12,110             0.09%            $12,641                 0.19%     $10,680
          04/30/1998   -0.48%       $12,052            -0.45%            $12,584                 0.18%     $10,699
          05/31/1998    1.56%       $12,240             1.58%            $12,783                 0.18%     $10,719
          06/30/1998    0.43%       $12,292             0.39%            $12,832                 0.12%     $10,731
          07/31/1998    0.17%       $12,313             0.25%            $12,865                 0.12%     $10,744
          08/31/1998    1.22%       $12,463             1.55%            $13,064                 0.12%     $10,757
          09/30/1998    1.09%       $12,599             1.25%            $13,227                 0.12%     $10,770
          10/31/1998   -0.27%       $12,565             0.00%            $13,227                 0.24%     $10,796
          11/30/1998    0.29%       $12,602             0.35%            $13,274                 0.00%     $10,796
          12/31/1998    0.16%       $12,622             0.25%            $13,307                -0.06%     $10,789
          01/31/1999    0.86%       $12,730             1.19%            $13,465                 0.24%     $10,815
          02/28/1999   -0.48%       $12,669            -0.44%            $13,406                 0.12%     $10,828
          03/31/1999    0.24%       $12,700             0.14%            $13,425                 0.30%     $10,861
          04/30/1999    0.18%       $12,723             0.25%            $13,458                 0.73%     $10,940
          05/31/1999   -0.59%       $12,648            -0.58%            $13,380                 0.00%     $10,940
          06/30/1999   -1.56%       $12,450            -1.44%            $13,187                 0.00%     $10,940
          07/31/1999    0.09%       $12,461             0.36%            $13,235                 0.30%     $10,973
          08/31/1999   -1.42%       $12,284            -0.80%            $13,129                 0.24%     $10,999
          09/30/1999   -0.25%       $12,254             0.04%            $13,134                 0.48%     $11,052
          10/31/1999   -1.58%       $12,060            -1.08%            $12,992                 0.18%     $11,072
          11/30/1999    0.88%       $12,166             1.06%            $13,130                 0.06%     $11,079
          12/31/1999   -1.13%       $12,029            -0.75%            $13,032                 0.00%     $11,079
          01/31/2000   -0.89%       $11,922            -0.44%            $12,974                 0.24%     $11,105
          02/29/2000    1.13%       $12,055             1.16%            $13,125                 0.59%     $11,171

Total Return           20.55%                          31.25%                                   11.71%

* Source: Standard & Poor's Micropal.

Past performance does not guarantee future results.

MUNICIPAL BOND RATINGS

MOODY'S

AAA: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN ALABAMA TAX-FREE INCOME FUND

                                                                                 YEAR ENDED FEBRUARY 29,
                                                       -----------------------------------------------------------------------------
CLASS A                                                    2000(a)          1999           1998            1997            1996(d)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $     11.68     $     11.98     $     11.73     $     11.73     $   11.31
                                                       -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income .............................           .61             .62             .64             .65           .66
 Net realized and unrealized gains (losses) ........         (1.06)           (.25)            .36             .01           .42
                                                       -----------------------------------------------------------------------------
Total from investment operations ...................          (.45)            .37            1.00             .66          1.08
                                                       -----------------------------------------------------------------------------
Less distributions from:
 Net investment income .............................          (.60)           (.62)(e)        (.65)           (.66)         (.66)
 Net realized gains ................................          (.01)           (.05)           (.10)             --            --
                                                       -----------------------------------------------------------------------------
Total distributions ................................          (.61)           (.67)           (.75)           (.66)         (.66)
                                                       -----------------------------------------------------------------------------
Net asset value, end of year .......................   $     10.62     $     11.68     $     11.98     $     11.73     $   11.73
                                                       =============================================================================

Total return(b) ....................................         (3.92)%          3.21%           8.79%           5.84%         9.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $   203,256     $   238,670     $   216,982     $   193,466     $ 185,981
Ratios to average net assets:
 Expenses ..........................................           .72%            .71%            .72%            .71%          .72%
 Net investment income .............................          5.46%           5.23%           5.39%           5.62%         5.69%
Portfolio turnover rate ............................         20.99%           8.67%          10.44%          15.47%        12.39%

CLASS C
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $     11.74     $     12.04     $     11.78     $     11.77     $   11.36
                                                       -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income .............................           .55             .56             .58             .59           .49
 Net realized and unrealized gains (losses) ........         (1.06)           (.25)            .36             .01           .41
                                                       -----------------------------------------------------------------------------
Total from investment operations ...................          (.51)            .31             .94             .60           .90
                                                       -----------------------------------------------------------------------------
Less distributions from:
 Net investment income .............................          (.54)           (.56)(e)        (.58)           (.59)         (.49)
 Net realized gains ................................          (.01)           (.05)           (.10)             --            --
                                                       -----------------------------------------------------------------------------
Total distributions ................................          (.55)           (.61)           (.68)           (.59)         (.49)
                                                       -----------------------------------------------------------------------------
Net asset value, end of year .......................   $     10.68     $     11.74     $     12.04     $     11.78     $   11.77
                                                       =============================================================================

Total return(b) ....................................         (4.46)%          2.62%           8.23%           5.28%         8.01%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ....................   $    14,056     $    14,895     $     9,469     $     5,683     $   1,662
Ratios to average net assets:
 Expenses ..........................................          1.27%           1.27%           1.29%           1.28%         1.29%(c)
 Net investment income .............................          4.91%           4.67%           4.80%           5.05%         5.09%(c)
Portfolio turnover rate ............................         20.99%           8.67%          10.44%          15.47%        12.39%

(a) Based on average shares outstanding.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized
(d) For the period May 1, 1995 (effective date) to February 29, 1996 for Class
    C.
(e) Includes distributions in excess of net investment income in the amount of $.006 and $.004 for Class A and C, respectively.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000


                                                                                                          PRINCIPAL
 FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                                     AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 97.8%
 BONDS 97.1%
 Alabama Building Renovation Finance Authority Revenue,
    Pre-Refunded, 7.45%, 9/01/11 .................................................................       $1,500,000       $1,553,745
    Refunding, AMBAC Insured, 5.625%, 9/01/24 ....................................................        2,500,000        2,337,975
 Alabama HFA, SFMR,
    Series A, GNMA Secured, 7.50%, 10/01/10 ......................................................          490,000          501,187
    Series A-1, GNMA Secured, FNMA Insured, 6.50%, 4/01/17 .......................................        3,440,000        3,501,198
    Series A-2, GNMA Secured, FNMA Insured, 6.80%, 4/01/25 .......................................        1,180,000        1,206,349
    Series C, GNMA Secured, 7.45%, 10/01/21 ......................................................          285,000          290,042
    Series C-2, GNMA Secured, 7.75%, 4/01/22 .....................................................          575,000          589,663
    Series D-2, GNMA Secured, FNMA Insured, 5.75%, 10/01/23 ......................................        1,920,000        1,813,555
 Alabama State Docks Department Docks Facilities Revenue,
    MBIA Insured, 6.30%, 10/01/21 ................................................................        4,500,000        4,559,130
    Refunding, MBIA Insured, 5.50%, 10/01/22 .....................................................        1,000,000          928,070
 Alabama State IDA, Solid Waste Disposal Revenue, Pine City Fiber Co., 6.45%, 12/01/23 ...........        2,000,000        1,862,360
 Alabama Water Pollution Control Authority Revolving Fund Loan, Series B,
    Pre-Refunded, 7.75%, 8/15/12 .................................................................        2,885,000        2,942,844
 Alabaster Water and Gas Board Revenue, AMBAC Insured, 6.35%, 9/01/14 ............................        2,215,000        2,299,524
 Alexander City Utility Revenue, wts., Refunding, FSA Insured, 6.20%, 8/15/10 ....................        2,000,000        2,084,180
 Athens Electric Revenue, wts., MBIA Insured, 6.00%, 6/01/25 .....................................        1,000,000          993,460
 Athens Water and Sewer Revenue, wts., AMBAC Insured, 6.10%, 8/01/18 .............................        1,500,000        1,509,375
 Auburn Governmental Utility Services Corp. Wastewater Treatment Revenue, Merscot-Auburn
    LP Project, FGIC Insured, 7.30%, 1/01/12 .....................................................        1,330,000        1,366,216
 Auburn University General Fee Revenue, Refunding, 7.00%, 6/01/11 ................................        2,000,000        2,084,100
 Baldwin County Eastern Shore Health Care Authority Hospital Revenue, 5.75%, 4/01/27 .............        1,000,000          772,950
 Bessemer Medical Clinic Board Revenue, Bessemer Carraway Center, Refunding,
    Series A, MBIA Insured, 7.25%, 4/01/15 .......................................................        1,000,000        1,021,340
 Birmingham Baptist Medical Center Special Care Facilities Financing Authority Revenue,
    Baptist Health System Inc.,
    Refunding, MBIA Insured,
    5.875%, 11/15/19 .............................................................................        3,500,000        3,375,120
    7.00%, 1/01/21 ...............................................................................        1,870,000        1,933,823
    5.875%, 11/15/26 .............................................................................        2,000,000        1,890,620
 Birmingham GO, Refunding, Series B, 6.25%, 4/01/16 ..............................................        1,000,000        1,021,530
 Birmingham-Jefferson Civic Center Authority, Special Tax, Capital Outlay,
    7.40%, 1/01/08 ...............................................................................          285,000          290,170
    7.25%, 1/01/12 ...............................................................................          640,000          644,410
 Birmingham Southern College Private Educational Building Authority Tuition,
    Refunding, 5.35%, 12/01/19 ...................................................................        1,000,000          873,010
 Birmingham Special Care Facilities Financing Authority Revenue,
    Health Care, Medical Center East, MBIA Insured, 7.00%, 7/01/12 ...............................        1,200,000        1,250,136
    Medical Center East, Refunding, MBIA Insured, 7.25%, 7/01/15 .................................        2,000,000        2,012,400
 Birmingham Water and Sewer Revenue, wts., Series A, 4.75%, 1/01/29 ..............................        1,860,000        1,489,060
 Camden IDB, PCR, Facilities Revenue, MacMillian Bloedel Project,
    Refunding, Series A, 7.75%, 5/01/09 ..........................................................        3,250,000        3,349,710
 Coffee County PBA, Building Revenue, wts., FSA Insured, 6.10%, 9/01/16 ..........................        1,000,000        1,017,210
 Colbert County Health Care Authority, Helen Keller Hospital, Refunding, 8.75%, 6/01/09 ..........        1,750,000        1,809,833
 Courtland IDB,
    Environmental Improvement Revenue, Champion International Corp. Project, Refunding,
     6.40%, 11/01/26 .............................................................................        2,000,000        1,911,360
    Solid Waste Disposal Revenue, Champion International Corp. Project,
     Series A, 6.50%, 9/01/25 ....................................................................        5,000,000        4,790,350
 Courtland IDBR, Champion International Corp., Refunding, Series A, 7.20%, 12/01/13 ..............        4,000,000        4,169,520
 Demopolis HDC, MFHR, Refunding, Series A, FSA Insured, 7.625%, 8/01/19 ..........................        1,400,000        1,421,994
 Fairfield GO, wts., AMBAC Insured, Pre-Refunded, 6.30%, 6/01/22 .................................        3,000,000        3,152,940
 Fairfield IDB, Environmental Improvement Revenue, USX Corp. Project, Refunding,
    5.45%, 9/01/14 ...............................................................................        2,000,000        1,784,040
    Series A, 6.70%, 12/01/24 ....................................................................        3,500,000        3,547,530
 Florence Electric Revenue, wts., FSA Insured, 5.25%, 6/01/19 ....................................        1,915,000        1,766,549
 Gadsden HDC, MFR, Refunding, Series A, 7.00%, 1/01/22 ...........................................        1,565,000        1,576,268
 Guam Airport Authority Revenue, Series A, 6.50%, 10/01/23 .......................................        1,000,000        1,038,190
 Gulf Shores GO, Refunding, wts., AMBAC Insured, 6.00%, 9/01/21 ..................................        1,935,000        1,935,000
 Helena Utilities Board Water and Sewer Revenue, MBIA Insured, 5.75%, 9/01/25 ....................        6,000,000        5,730,120
 Houston County Health Care Authority Revenue, Southeast Medical Center,
    MBIA Insured, 6.125%, 10/01/12 ...............................................................        2,070,000        2,116,575
 Huntsville Solid Waste Disposal Authority and Resource Recovery Revenue,
    FGIC Insured, 7.00%, 10/01/14 ................................................................          230,000          236,764
 Jackson IDBR, Solid Waste, Boise Cascade, Refunding, 5.70%, 12/01/27 ............................        4,150,000        3,471,060

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                          PRINCIPAL
 FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                                     AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Jasper County Waterworks and Sewer Board Water and Sewer Revenue, AMBAC Insured, 6.15%, 6/01/14 ...    $  1,000,000    $  1,023,790
 Jefferson County Sewer Revenue,
    Capital Improvement wts., Series A, FGIC Insured, 5.375%, 2/01/36 ..............................       5,000,000       4,402,200
    Capital Improvement wts., Series A, FGIC Insured, 5.125%, 2/01/39 ..............................       3,430,000       2,877,324
    wts., ETM, 7.50%, 9/01/13 ......................................................................         200,000         203,038
    wts., Series D, FGIC Insured, 5.75%, 2/01/27 ...................................................       6,000,000       5,746,620
 Lauderdale County and Florence Healthcare Authority Revenue GO, Coffee Health Group,
    Series A, MBIA Insured, 5.375%, 7/01/29 ........................................................       5,000,000       4,396,500
 LCM Housing Assistance Corp. Project MFR, Section 8 Assisted Project,
    Refunding, Series A, 7.875%, 1/01/22 ...........................................................       1,255,000       1,275,620
 Madison GO, wts.,
    MBIA Insured, 6.00%, 4/01/23 ...................................................................       2,000,000       1,992,460
    Series B, MBIA Insured, 6.25%, 2/01/15 .........................................................       1,560,000       1,605,599
 Marshall County Health Care Authority Hospital Revenue,
    Boaz-Albertville Medical Center, Refunding, 6.50%, 1/01/18 .....................................      10,810,000      10,075,893
    Guntersville-Arab Medical Center, Refunding, 7.60%, 10/01/07 ...................................       2,530,000       2,637,905
 Mcintosh IDB, Environmental Improvement Revenue, CIBA Specialty,
    Refunding, Series C, 5.375%, 6/01/28 ...........................................................       3,000,000       2,557,200
 Mobile Airport Authority Revenue, Mae Project, 7.375%, 11/01/12 ...................................       1,000,000       1,032,120
 Mobile Commission of Water and Sewer Revenue, Refunding, 6.50%, 1/01/09 ...........................       1,500,000       1,559,415
 Mobile Housing Assistance Corp. MFHR, Refunding, Series A, FSA Insured, 7.625%, 2/01/21 ...........       1,340,000       1,356,120
 Mobile IDB, Solid Waste Disposal Revenue, Mobile Energy Service Co. Project,
    Refunding, 6.95%, 1/01/20 ......................................................................       8,000,000       3,520,000
 Montgomery Medical Clinic Board Health Care Facilities Revenue, Jackson Hospital and Clinic,
    Refunding, AMBAC Insured, 6.00%, 3/01/26 .......................................................       6,000,000       5,899,200
 Morgan County Decatur Health Care Authority Hospital Revenue, Decatur General Hospital,
   Refunding, Connie Lee Insured, 6.375%, 3/01/24 ..................................................       5,750,000       5,831,248
 Moulton Waterworks Board Water Revenue, Series A, 6.30%, 1/01/18 ..................................       1,500,000       1,409,760
 Muscle Shoals GO, Refunding, wts., MBIA Insured,
    5.80%, 8/01/16 .................................................................................       1,725,000       1,725,983
    5.90%, 8/01/25 .................................................................................       7,000,000       6,864,130
 Oneonta Utilities Board Utility Revenue, FSA Insured, 6.90%, 11/01/24 .............................         230,000         245,847
 Phenix County IDB, Environmental Improvement Revenue, Mead Coated Board Project,
    Refunding, Series A, 5.30%, 4/01/27 ............................................................       8,300,000       6,992,169
 Piedmont IDBR, Springs Industrial Project, 8.25%, 9/01/10 .........................................         780,000         803,377
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
    Refunding, Series R, 7.15%, 7/01/00 ............................................................         600,000         605,724
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
    Series A, 7.90%, 7/01/07 .......................................................................           5,000           5,062
 Puerto Rico Commonwealth Urban Renewal and Housing Corp. Commonwealth Appropriation,
    Refunding, 7.875%, 10/01/04 ....................................................................         300,000         306,477
 Puerto Rico Public Finance Corp. Commonwealth Appropriation, Series A, 5.00%, 6/01/26 .............       4,000,000       3,358,720
 Russellville GO, wts., Refunding, MBIA Insured, 5.75%, 12/01/26 ...................................       2,500,000       2,400,950
 St. Clair County Board of Education, School Tax Anticipation wts., Series C,
    FSA Insured, 5.85%, 2/01/29 ....................................................................       4,815,000       4,614,311
 Tuscaloosa County Board Education Capital Outlay, wts., Series A, AMBAC
    Insured, 5.50%, 2/01/27 ........................................................................       2,375,000       2,199,416
 Tuscaloosa, wts., AMBAC Insured, 6.75%, 7/01/20 ...................................................       4,925,000       5,055,562
 University of North Alabama Revenue, General Fee, Series A, FSA Insured, 5.375%, 11/01/17 .........       4,995,000       4,740,755
 Valley Special Care Facilities Financing Authority Revenue, Lanier Memorial Hospital,
    Series A, 5.65%, 11/01/22 ......................................................................       3,465,000       2,690,261
 Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding,
    Series A, 5.50%, 10/01/13 ......................................................................       1,700,000       1,585,828
    10/01/22 .......................................................................................       2,300,000       1,983,336
 Warrior River Water Authority Water Revenue, FSA Insured,
    5.40%, 8/01/29 .................................................................................       4,250,000       3,808,170
    5.50%, 8/01/34 .................................................................................       4,735,000       4,284,086
 Wilsonville IDB, PCR, Southern Electric Generating System, Refunding, Series C,
    MBIA Insured, 6.75%, 2/01/15 ...................................................................       3,500,000       3,616,791
                                                                                                                         -----------
 TOTAL BONDS .......................................................................................                     211,111,522
                                                                                                                         -----------
 ZERO COUPON BONDS .7%
 Alexander City Capital Appreciation, wts., Asset Guaranteed,
    5/01/23 ........................................................................................       1,790,000         408,675
    5/01/24 ........................................................................................       1,790,000         382,541
    5/01/25 ........................................................................................       1,790,000         358,000
    5/01/26 ........................................................................................       1,790,000         335,804
                                                                                                                         -----------
 TOTAL ZERO COUPON BONDS ...........................................................................                       1,485,020
                                                                                                                         -----------
 TOTAL LONG TERM INVESTMENTS (COST $223,882,925) ...................................................                     212,596,542
                                                                                                                         -----------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                     PRINCIPAL
 FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                                 AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
(a) SHORT TERM INVESTMENTS 1.0%
Mcintosh IDB, Environmental Improvement Revenue, CIBA Specialty, Refunding,
   Series D, Daily VRDN and Put, 3.85%, 7/01/28 ..............................................       $    200,000       $    200,000
North Alabama Environmental Improvement Authority Atlanta PCR, Reynold Metals,
   Daily VRDN and Put, 3.75%, 12/01/00 .......................................................            100,000            100,000
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A,
  AMBAC Insured, Weekly VRDN and Put, 3.00%, 7/01/28 .........................................            100,000            100,000
Stevenson IDB, Environmental Improvement Revenue, The Mead Corp. Project,
   Refunding, Series D, Daily VRDN and Put, 3.80%, 11/01/11 ..................................            200,000            200,000
   Series B, Weekly VRDN and Put, 3.95%, 4/01/33 .............................................          1,500,000          1,500,000
                                                                                                                        ------------
TOTAL SHORT TERM INVESTMENTS (COST $2,100,000) ...............................................                             2,100,000
                                                                                                                        ------------
TOTAL INVESTMENTS (COST $225,982,925) 98.8% ..................................................                           214,696,542
OTHER ASSETS, LESS LIABILITIES 1.2% ..........................................................                             2,615,961
                                                                                                                        ------------
NET ASSETS 100.0% ............................................................................                          $217,312,503
                                                                                                                        ============

See glossary of terms on page 109.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN FLORIDA TAX-FREE INCOME FUND

                                                                              YEAR ENDED FEBRUARY 29,
                                                  ----------------------------------------------------------------------------------

CLASS A                                               2000(a,d)       1999             1998             1997              1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ............   $     11.91     $     11.87     $       11.59     $       11.69     $       11.35
                                                  ----------------------------------------------------------------------------------
Income from investment operations:

 Net investment income ........................           .61             .62               .64               .67               .69
 Net realized and unrealized gains (losses) ...         (1.02)            .05               .30              (.08)              .34
                                                  ----------------------------------------------------------------------------------
Total from investment operations ..............          (.41)            .67               .94               .59              1.03
                                                  ----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................          (.61)        (.62) (e)            (.65)             (.69)             (.69)
 Net realized gains ...........................          -- (f)          (.01)             (.01)               --                --
                                                  ----------------------------------------------------------------------------------
Total distributions ...........................          (.61)           (.63)             (.66)             (.69)             (.69)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of year ..................   $     10.89     $     11.91     $       11.87     $       11.59     $       11.69
                                                  ==================================================================================

Total return(b) ...............................         (3.54)%          5.75%             8.37%             5.20%             9.28%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............   $ 1,509,624     $ 1,785,720     $   1,650,068     $   1,458,087     $   1,353,541
Ratios to average net assets:
 Expenses .....................................           .62%            .61%              .61%              .60%              .60%
 Net investment income ........................          5.37%           5.19%             5.45%             5.78%             5.93%
Portfolio turnover rate .......................         26.39%           7.66%             5.60%            12.00%            11.78%

CLASS B
--------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........   $     10.83
                                                  ------------
Income from investment operations:

 Net investment income ........................           .05
 Net realized and unrealized losses ...........           .07
                                                  ------------
Total from investment operations ..............           .12
                                                  ------------
Less distributions from net investment income .          (.05)
                                                  ------------
Net asset value, end of period ................   $     10.90
                                                  ============

Total return(b) ...............................          1.07%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............   $       304
Ratios to average net assets:
 Expenses .....................................          1.17%(c)
 Net investment income ........................          5.32%(c)
Portfolio turnover rate .......................         26.39%


(a) Based on average shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.

(e) Includes distributions in excess of net investment income in the amount of $.0005.

(f) The fund made a capital gain distribution of $.0009.

FRANKLIN TAX-FREE TRUST
Financial Highlights (continued)

FRANKLIN FLORIDA TAX-FREE INCOME FUND (CONT.)

                                                                                     YEAR ENDED FEBRUARY 29,
                                                         -------------------------------------------------------------------------
CLASS C                                                      2000(a)          1999           1998            1997         1996(d)
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................    $    12.01      $    11.96      $    11.67      $    11.76     $  11.37
                                                         -------------------------------------------------------------------------
Income from investment operations:

 Net investment income ..............................           .55             .55             .60             .60          .52
 Net realized and unrealized gains (losses) .........         (1.04)            .06             .29            (.07)         .38
                                                         -------------------------------------------------------------------------
Total from investment operations ....................          (.49)            .61             .89             .53          .90
                                                         -------------------------------------------------------------------------
Less distributions from:
 Net investment income ..............................          (.54)         (.55)(e)          (.59)           (.62)        (.51)
 Net realized gains .................................          -- (f)          (.01)           (.01)             --           --
                                                         -------------------------------------------------------------------------
Total distributions .................................          (.54)           (.56)           (.60)           (.62)        (.51)
                                                         -------------------------------------------------------------------------
Net asset value, end of year ........................    $    10.98      $    12.01      $    11.96      $    11.67     $  11.76
                                                         =========================================================================

Total return(b) .....................................         (4.14)%          5.21%           7.80%           4.65%        8.05%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .....................    $   72,135      $   82,596      $   56,027      $   23,556     $  7,644
Ratios to average net assets:
 Expenses ...........................................          1.17%           1.17%           1.17%           1.17%        1.18%(c)
 Net investment income ..............................          4.83%           4.63%           4.88%           5.17%        5.33%(c)
Portfolio turnover rate .............................         26.39%           7.66%           5.60%          12.00%       11.78%

(a) Based on average shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) For the period May 1, 1995 (effective date) to February 29, 1996.

(e) Includes distributions in excess of net investment income in the amount of $.0004.

(f) The fund made a capital gain distribution of $.0009.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000


                                                                                                      PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                  AMOUNT             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 99.5%
BONDS 94.1%

Alachua County Health Facilities Authority Revenue,
   Santa Fe Health Care Facilities Project, Pre-Refunded, 7.60%, 11/15/13 ....................      $ 6,705,000      $    6,995,058
   Shands Teaching Hospital, Series A, MBIA Insured, 5.80%, 12/01/26 .........................       10,000,000           9,708,300
Bay County Hospital System Revenue, Bay Medical Center Project, Pre-Refunded, 8.00%, 10/01/12        11,205,000          12,480,353
Bay County Resource Recovery Revenue,
   Series A, MBIA Insured, Pre-Refunded, 6.60%, 7/01/11 ......................................        3,710,000           3,929,150
   Series B, MBIA Insured, Pre-Refunded, 6.60%, 7/01/12 ......................................       18,150,000          19,222,121
Bay County Water System Revenue, Refunding, AMBAC Insured,
   6.50%, 9/01/07 ............................................................................          525,000             552,158
   6.60%, 9/01/11 ............................................................................          675,000             713,597
Boynton Beach Public Service Tax Revenue, MBIA Insured, Pre-Refunded, 7.50%, 11/01/10 ........        4,000,000           4,101,920
Brevard County Health Facilities Authority Revenue, Wuesthoff Memorial Hospital, Series B,
   Pre-Refunded, 7.20%, 4/01/13...............................................................        5,000,000           5,327,000
Brevard County HFA, SFMR,
   Multi-County Program, GNMA Insured, 6.40%, 3/01/30 ........................................        3,000,000           3,008,970
   Refunding, Series B, FSA Insured, 7.00%, 3/01/30 ..........................................          700,000             721,546
Brevard County School Board COP, Refunding, Series A, AMBAC Insured, 5.40%, 7/01/11 ..........        4,415,000           4,433,234
Broward County Educational Facilities Authority Revenue, Nova Southeastern University Project,
  Refunding, Connie Lee Insured, 6.125%, 4/01/17 .............................................        2,250,000           2,292,638
Broward County HFA, MFHR,
   Bridgewater Place Apartments Project, Series A, 5.45%, 10/01/34 ...........................        3,000,000           2,448,240
   Cross Keys Apartments Project, Series A, 5.80%, 10/01/33 ..................................        2,000,000           1,759,700
   Cross Keys Apartments Project, Series A, 5.85%, 4/01/39 ...................................        5,870,000           5,145,407
   Stirling Apartments Phase II, Series A, 5.35%, 10/01/29 ...................................        1,000,000             815,700
   Stirling Apartments Phase II, Series A, 5.40%, 4/01/39 ....................................        2,000,000           1,600,020
Broward County HFAR,
   Nursing Home, Refunding, 7.40%, 8/15/10 ...................................................        2,080,000           2,150,907
   Nursing Home, Refunding, 7.50%, 8/15/20 ...................................................        1,475,000           1,543,411
   Series B, 7.55%, 3/01/15 ..................................................................        2,480,000           2,534,560
   Series D, 6.90%, 6/01/09 ..................................................................          230,000             237,910
   Series D, 7.375%, 6/01/21 .................................................................          630,000             653,833
Broward County Professional Sports Facilities Tax Revenue, Civic Arena Project, Series A,
   MBIA Insured,
   5.75%, 9/01/21 ............................................................................        5,000,000           4,909,300
   5.625%, 9/01/28 ...........................................................................       13,000,000          12,355,200
Broward County Resource Recovery Revenue,
   Broward Waste Energy Co., LP, North Project, Series 1984, 7.95%, 12/01/08 .................        5,295,000           5,464,387
   SES Waste Energy Co., LP, South Project, 7.95%, 12/01/08 ..................................        9,545,000           9,851,395
Broward County School Board COP, Series C, AMBAC Insured, 5.375%, 7/01/17 ....................        5,000,000           4,727,450
Cape Canaveral Hospital District Revenue COP,
   AMBAC Insured, 6.875%, 1/01/21 ............................................................        1,500,000           1,561,170
   Refunding, 5.25%, 1/01/28 .................................................................        3,500,000           2,455,565
Celebration CDD, Special Assessment,
   MBIA Insured, 6.00%, 5/01/10 ..............................................................        3,820,000           3,959,965
   MBIA Insured, 6.10%, 5/01/16 ..............................................................        2,775,000           2,823,785
   Series A, MBIA Insured, 5.50%, 5/01/18 ....................................................        1,850,000           1,781,994
Charlotte County Utilities Revenue, Refunding, Series A, FGIC Insured, 5.625%, 10/01/21 ......        3,000,000           2,875,200
Citrus County PCR, Florida Power Corp., Crystal River, Refunding,
   Series A, 6.625%, 1/01/27 .................................................................       11,100,000          11,261,061
   Series B, 6.35%, 2/01/22 ..................................................................       20,400,000          20,561,976
Clay County HFAR, SFM,
   Multi-County Program, GNMA Secured, 5.30%, 10/01/29 .......................................        4,710,000           4,086,726
   Series A, GNMA Secured, 7.80%, 6/01/22 ....................................................        2,530,000           2,612,352
   Series A, GNMA Secured, 7.45%, 9/01/23 ....................................................        1,310,000           1,345,868
Clearwater MFR, Rental Housing, Drew Gardens Projects, Refunding, Series A, FHA Insured,
   6.50%, 10/01/25............................................................................        2,790,000           2,824,959
Collier County Water and Sewer District Revenue, Sewer Assessment, East and South Naples
   Project, MBIA Insured, 7.15%, 10/01/11 ....................................................           80,000              80,791
Coral Springs ID, Special Water and Sewer Project, 6.75%, 11/01/02 ...........................        1,700,000           1,718,666
Dade County Aviation Revenue, Miami International Airport,
   Series B, FSA Insured, 5.125%, 10/01/22 ...................................................        4,750,000           4,151,025
   Series C, FSA Insured, 5.125%, 10/01/27 ...................................................        9,550,000           8,385,282


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)


                                                                                                        PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                    AMOUNT             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

Dade County Health Facilities Authority Hospital Revenue, Catholic Health and Rehabilitation
   Inc. Project, Refunding, 7.625%, 8/15/20 ....................................................       $ 7,475,000       $ 7,678,769
Dade County HFA, SFMR,
   Refunding, Series D, FSA Insured, 6.95%, 12/15/12 ...........................................           295,000           305,027
   Refunding, Series E, FNMA Insured, GNMA Secured, 7.00%, 3/01/24 .............................           275,000           281,078
   Series A, GNMA Secured, 7.50%, 9/01/13 ......................................................         1,760,000         1,776,614
   Series A, GNMA Secured, 7.10%, 3/01/17 ......................................................         1,305,000         1,339,870
   Series B, GNMA Secured, 7.25%, 9/01/23 ......................................................           230,000           235,626
Dade County IDA, Solid Waste Disposal Revenue, Florida Power and Light Co. Project, 7.15%,
   2/01/23 .....................................................................................         5,695,000         5,900,931
Dade County Seaport Revenue, Refunding, Series 95, MBIA Insured, 5.75%, 10/01/15 ...............         4,100,000         4,122,263
Dade County Special Obligation, Courthouse Center Project, Pre-Refunded, 6.10%, 4/01/20 ........         5,000,000         5,312,250
Dade County Water and Sewer System Revenue, FGIC Insured,
   5.75%, 10/01/22 .............................................................................         8,245,000         8,071,195
   5.50%, 10/01/25 .............................................................................        30,000,000        27,975,600
   5.25%, 10/01/26 .............................................................................        21,000,000        18,665,220
Dovera CDD, Special Assessment Revenue,
   7.625%, 5/01/03 .............................................................................           180,000           184,597
   7.875%, 5/01/12 .............................................................................           715,000           736,886
Duval County HFA,
   MFHR, Mortgage, Eagles Point North, Series A, MBIA Insured, 5.60%, 7/01/17 ..................         1,000,000           960,290
   MFHR, Mortgage, Eagles Point North, Series A, MBIA Insured, 5.70%, 7/01/27 ..................         2,000,000         1,871,400
   SFMR, FNMA and GNMA Secured, 5.20%, 10/01/19 ................................................         3,000,000         2,676,420
   SFMR, GNMA Secured, 5.30%, 4/01/31 ..........................................................         1,800,000         1,561,482
   SFMR, Series 1988, GNMA Secured, 8.625%, 12/01/19 ...........................................            30,000            32,774
   SFMR, Series A, GNMA Secured, 7.85%, 12/01/22 ...............................................         1,560,000         1,595,802
   SFMR, Series C, FGIC Insured, GNMA Secured, 7.70%, 9/01/24 ..................................           685,000           709,550
Enterprise Community Development District, Florida Water and Sewer Revenue, MBIA Insured,
   5.50%, 5/01/26 ..............................................................................         3,000,000         2,806,710
   5.70%, 5/01/29 ..............................................................................         2,100,000         2,024,715
Escambia County Health Facilities Authority Health Facility Revenue, Baptist Hospital and
   Baptist Manor, 5.125%, 10/01/19 .............................................................         8,750,000         6,518,400
   Pre-Refunded, 6.75%, 10/01/14 ...............................................................         3,415,000         3,659,924
   Refunding, 6.75%, 10/01/14 ..................................................................           770,000           763,609
Escambia County Health Facilities Authority Revenue, Ascension Health Credit, Refunding,
   Series A-2, AMBAC Insured, 5.75%, 11/15/29 ..................................................        25,000,000        23,968,750
Escambia County HFA, SFMR, Multi-County Program,
   MBIA Insured, GNMA Secured, 5.20%, 4/01/32 ..................................................         7,500,000         6,360,975
   Series A, MBIA Insured, 6.40%, 10/01/30 .....................................................        10,000,000        10,050,900
   Series C, FNMA and GNMA Secured, 5.80%, 10/01/19 ............................................         1,365,000         1,306,482
   Series C, FNMA and GNMA Secured, 7.40%, 10/01/23 ............................................         3,955,000         4,056,960
Escambia County Revenue, Series B, Sub Series 1, MBIA Insured, 7.20%, 1/01/15 ..................         2,210,000         2,258,222
Escambia County School Board COP, FSA Insured, 6.375%, 2/01/12 .................................         1,210,000         1,239,681
Escambia County Utilities Authority Sanitary System Revenue, FSA Insured, Pre-Refunded,
   6.00%, 1/01/23 ..............................................................................         2,500,000         2,623,325
First Florida Governmental Financing Commission Revenue, AMBAC Insured, 5.75%, 7/01/16 .........         3,700,000         3,704,033
Florida HFA,
   General Mortgage, Refunding, Series A, 6.40%, 6/01/24 .......................................         3,500,000         3,539,865
   Homeowner Mortgage, Series 1, MBIA Insured, 5.625%, 7/01/17 .................................         4,955,000         4,844,702
   Homeownership Revenue, Series G-1, GNMA Secured, 7.80%, 9/01/10 .............................           420,000           431,180
   Homeownership Revenue, Series G-1, GNMA Secured, 7.90%, 3/01/22 .............................         2,115,000         2,174,199
   MF Housing, Citrus Meadows Apartments Project, Series Q, GNMA Secured, 7.65%, 6/20/31 .......         4,000,000         4,066,640
   MF Housing, Driftwood Terrace Project, Series I, 7.65%, 12/20/31 ............................         3,445,000         3,498,501
   MFHR, Refunding, Series A, 6.95%, 10/01/21 ..................................................         2,900,000         2,933,756
   Reserve at Kanapaha, Series G, AMBAC Insured, 5.70%, 7/01/37 ................................         5,000,000         4,563,700
   Reserve at Northshore, Series H, AMBAC Insured, 5.70%, 5/01/37 ..............................         2,000,000         1,825,680
   Riverfront Apartments, Series A, AMBAC Insured, 6.25%, 4/01/37 ..............................         1,300,000         1,283,282
   SFMR, Series A, 8.60%, 7/01/16 ..............................................................           205,000           205,168


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                        PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                    AMOUNT             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Florida HFC Revenue,
   Brenwood Trace Apartments, Series E-1, FSA Insured, 5.65%, 6/01/19 ............................       $ 1,250,000    $ 1,190,738
   Brenwood Trace Apartments, Series E-1, FSA Insured, 5.80%, 12/01/38 ...........................         5,000,000      4,672,600
(b) Homeowner Mortgage, Series 4, FSA Insured, 6.25%, 7/01/22 ....................................         5,600,000      5,616,128
Florida HFC Revenue, Housing Deer Meadows Apartments, Series R, FNMA
   Insured, 6.00%, 5/01/32 .......................................................................         3,505,000      3,360,454
Florida Municipal Loan Council Revenue, Series B, MBIA Insured, 5.75%, 11/01/29                            1,500,000      1,458,300
Florida Ports Financing Commission Revenue, State Transportation Trust Fund-Intermodal
  Program, FGIC Insured, 5.50%, 10/01/23 .........................................................         7,000,000      6,486,270
Florida State Board of Education Capital Outlay,
   GO, Public Education, Series C, FGIC Insured, 5.75%, 6/01/29 ..................................         5,000,000      4,854,900
   Public Education, Refunding, Series A, 7.25%, 6/01/23 .........................................         8,775,000      9,016,225
(b) Public Education, Refunding, Series D, 5.75%, 6/01/22 ........................................        25,900,000     25,419,555
(b) Public Education, Refunding, Series D, 6.00%, 6/01/23 ........................................        15,000,000     15,282,300
   Public Education, Series B, 5.875%, 6/01/24 ...................................................         5,000,000      4,970,700
   Public Education, Series F, FGIC Insured, 5.50%, 6/01/26 ......................................        10,000,000      9,342,300
Florida State Board Regent Housing Revenue, University of Central Florida, AMBAC Insured,
   5.75%, 10/01/29 ...............................................................................         8,650,000      8,410,136
Florida State Community Services Corp. Walton County Water and Sewer Revenue, South Walton
   County Regional Utilities,  7.00%, 3/01/18 ....................................................         2,550,000      2,673,420
Florida State Correctional Privatization Commission COP, Correctional Facility Bay Project,
   MBIA Insured, 6.00%, 8/01/15 ..................................................................         6,000,000      6,091,980
Florida State Department of Corrections COP, Okeechobee Correctional Facility, AMBAC Insured,
   6.25%, 3/01/15 ................................................................................         2,960,000      3,061,439
Florida State Department of General Services Division, Facilities Management Revenue, Facilities
   Pool, Series B, FSA Insured, 5.50%, 9/01/28 ...................................................        10,000,000      9,321,200
Florida State Department of Transportation GO, Right of Way,
   Acquisition and Bridge, 5.375%, 7/01/26 .......................................................         5,000,000      4,570,100
   Series B, 5.00%, 7/01/27 ......................................................................         5,000,000      4,266,600
Florida State Division Bond Finance Department General Services Revenues, Department of Natural
   Resources Preservation 2000, MBAC Insured, Pre-Refunded, 6.75%, 7/01/13 .......................         3,000,000      3,142,380
Florida State Mid-Bay Bridge Authority Revenue,
   Exchangeable, 6.05%, 10/01/22 .................................................................         7,000,000      6,701,030
   Exchangeable, Series A, 5.95%, 10/01/13 .......................................................        13,505,000     13,124,969
   Exchangeable, Series D, 6.10%, 10/01/22 .......................................................        16,100,000     15,507,681
   Series A, 8.00%, 10/01/06 .....................................................................         2,600,000      2,786,446
   Series A, 7.50%, 10/01/17 .....................................................................        14,250,000     15,160,718
   Series A, ETM, 6.875%, 10/01/22 ...............................................................         6,000,000      6,748,620
Florida State Turnpike Authority Revenue, Department of Transportation, Series A,
   AMBAC Insured, Pre-Refunded, 7.125%, 7/01/18 ..................................................         8,780,000      9,238,579
   FGIC Insured, 5.50%, 7/01/21 ..................................................................        10,000,000      9,436,300
Gainesville Utilities Systems Revenue,
   Series A, 5.20%, 10/01/26 .....................................................................         7,590,000      6,678,517
   Series B, 6.00%, 10/01/17 .....................................................................         3,500,000      3,516,345
Gateway Services District Revenue, Transportation Roadway Service Charges, 8.75%, 5/01/14 ........         8,480,000      9,117,866
Hialeah Housing Authority Revenue, Affordable Housing Program, Refunding, GNMA Secured,
   5.30%, 12/20/18 ...............................................................................         1,240,000      1,140,416
Highlands County Health Facilities Authority Revenue, Adventist Health Systems,
   5.25%, 11/15/20 ...............................................................................        11,000,000      8,426,990
   Refunding, 5.25%, 11/15/28 ....................................................................         2,750,000      2,001,808
Hillsborough County Aviation Authority Revenue,
   Special Purpose, Delta Airlines Inc., Refunding, 7.75%, 1/01/24 ...............................        14,945,000     15,239,566
   Tampa International Airport, Series B, FGIC Insured, 5.875%, 10/01/23 .........................         5,000,000      4,965,050
Hillsborough County Capital Improvement Revenue, County Center Project, Second Series,
   Pre-Refunded,
   6.625%, 7/01/12 ...............................................................................         8,300,000      8,785,384
   6.75%, 7/01/22 ................................................................................         1,250,000      1,326,500
Hillsborough County Educational Facilities Authority Revenue, University of Tampa Project,
  Asset Guaranty Insured, 5.00%, 12/01/28 ........................................................           700,000        582,050
Hillsborough County IDAR, Colonial Penn Insurance Project, 7.35%, 8/01/13 ........................         5,300,000      5,567,915
Hillsborough County Port District Revenue, Tampa Port Authority, Pre-Refunded, 8.25%, 6/01/09 ....         3,000,000      3,149,430
Hillsborough County School Board COP, Master Lease Program, Series A, MBIA Insured, 5.25%, 7/01/22        10,000,000      9,000,800
Hillsborough County Utilities Revenue, Refunding,
   Series A, 6.625%, 8/01/11 .....................................................................        10,400,000     10,793,432
   Series A, 7.00%, 8/01/14 ......................................................................         5,515,000      5,719,993



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                         PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                      AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

Hillsborough County Utilities Revenue, Refunding, (cont.)
   Series A, 6.50%, 8/01/16 .......................................................................      $ 3,000,000    $ 3,065,820
   Series B, 6.50%, 8/01/16 .......................................................................        1,000,000      1,021,940
Indian River County Hospital District Revenue, Refunding, FSA Insured, 5.70%, 10/01/15 ............        1,000,000        994,850
Jacksonville Capital Improvement Revenue, Certificates, Gator Bowl Project, AMBAC Insured, 5.875%,
   10/01/25 .......................................................................................        5,000,000      4,957,250
Jacksonville Electric Authority Revenue,
   Water and Sewer, Series B, FGIC Insured, 5.40%, 10/01/20 .......................................        3,000,000      2,839,530
   Water and Sewer System, Series A, 6.125%, 10/01/39 .............................................       18,000,000     17,958,960
Jacksonville Health Facilities Authority Hospital Revenue, Charity Obligation Group, Series C,
   MBIA Insured, 5.375%, 8/15/29 ..................................................................       20,000,000     18,002,200
Jacksonville Hospital Revenue, University Medical Center Inc. Project, Connie Lee Insured,
   6.60%, 2/01/21 .................................................................................        1,750,000      1,802,553
Jupiter Sales Tax Revenue, Series 1990, Pre-Refunded, 7.40%, 9/01/20 ..............................        1,000,000      1,035,840
Kissimmee Water and Sewer Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/15 ......................        5,000,000      5,075,500
Lakeland Hospital System Revenue, Lakeland Regional Health System, Series A, MBIA Insured,
   5.50%, 11/15/26 ................................................................................       10,000,000      9,237,800
Lakeland Utilities Tax Revenue, Refunding and Improvement, Series A, FGIC Insured,
6.00%, 10/01/17 ...................................................................................        4,500,000      4,558,185
Lee County Hospital Board of Directors Hospital Revenue, Lee Memorial Health System, Series A,
   MBIA Insured, 5.875%, 4/01/24 ..................................................................       18,000,000     17,669,340
Lee County IDA, Health Care Facilities Revenue, Shell Point Village Project,
   Refunding, Series A, 5.50%, 11/15/29 ...........................................................        4,000,000      2,966,880
   Series A, 5.50%, 11/15/21 ......................................................................        7,500,000      5,785,050
Lee County IDAR, Bonita Springs Sewer Project, Asset Guaranty, Insured,
   7.20%, 11/01/11 ................................................................................        5,000,000      5,228,900
   7.25%, 11/01/20 ................................................................................        2,000,000      2,077,260
Lee County Solid Waste System Revenue, Series A, MBIA Insured, 7.00%,
   10/01/04 .......................................................................................        1,945,000      2,039,799
   10/01/05 .......................................................................................        1,175,000      1,231,353
   10/01/06 .......................................................................................        1,305,000      1,366,779
   10/01/11 .......................................................................................        4,600,000      4,830,644
Lee County Transportation Facilities Revenue, MBIA Insured, 5.75%,
   10/01/22 .......................................................................................        4,500,000      4,405,140
   10/01/27 .......................................................................................        5,000,000      4,858,450
Leesburg Hospital Revenue, Leesburg Regional Medical Center Project,
   Capital Improvement, Series A, Pre-Refunded, 7.375%, 7/01/11 ...................................        1,250,000      1,343,513
   Capital Improvement, Series A, Pre-Refunded, 7.50%, 7/01/21 ....................................        2,115,000      2,278,976
   Refunding, Series A, 6.125%, 7/01/18 ...........................................................        7,000,000      6,698,790
Leesburg Utilities Revenue, Series B, AMBAC Insured, 5.375%, 10/01/28 .............................        6,515,000      6,011,325
Leon HFA, SFMR, Series A, GNMA Secured, 7.30%, 4/01/21 ............................................          605,000        621,135
Manatee County HFA, SFMR, Series A, GNMA Secured, 6.85%, 11/01/23 .................................        3,665,000      3,733,169
Manatee County IDR, Manatee Hospital and Health System Inc.,
   ETM, 8.25%, 3/01/01 ............................................................................          600,000        608,514
   Pre-Refunded, 9.25%, 3/01/21 ...................................................................        6,700,000      7,144,545
Manatee County School Board COP, MBIA Insured, Pre-Refunded, 6.125%, 7/01/21 ......................        5,575,000      5,967,592
Martin County Consolidated Utilities System Revenue,
   FGIC Insured, Pre-Refunded, 6.00%, 10/01/24 ....................................................        3,265,000      3,464,230
   Refunding, FGIC Insured, 6.00%, 10/01/24 .......................................................          735,000        737,330
Martin County PCR, Florida Power and Light Co. Project, Refunding, MBIA Insured, 7.30%, 7/01/20 ...       14,500,000     14,872,940
Miami Beach Special Obligation, Subordinated, FGIC Insured, ETM, 7.375%, 12/01/08 .................        2,000,000      2,051,240
Miami-Dade County Educational Facilities Authority Revenue, Series A, AMBAC Insured, 5.75%, 4/01/29        9,000,000      8,739,900
Miami-Dade County HFA, MFMR, Villa Esperanza Apartments Project,
   5.25%, 10/01/19 ................................................................................          430,000        386,927
   5.40%, 10/01/33 ................................................................................        1,500,000      1,322,235
Miami-Dade County IDA, IDR, Airis Miami ll LLC Project, MBIA Insured, 6.00%, 10/15/25 .............        4,500,000      4,464,720
Miami-Dade County Special Obligation, sub. lien, Series B, MBIA Insured, 5.00%, 10/01/37 ..........        2,345,000      1,945,506
Miramar Wastewater Improvement Assessment Revenue, FGIC Insured, Pre-Refunded, 6.75%, 10/01/25 ....        6,500,000      7,042,295
Nassau County PCR, ITT Rayonier Inc. Project, Refunding, 6.25%, 6/01/10 ...........................        5,000,000      5,027,100
North Broward Hospital District Revenue, Refunding and Improvement, MBIA Insured,
   5.375%, 1/15/24 ................................................................................       10,710,000      9,739,567
   5.75%, 1/15/27 .................................................................................       19,370,000     18,626,386

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                      PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                   AMOUNT             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

North Miami Health Facilities Authority Revenue, Catholic Health Services Obligation Group, 6.00%,
   8/15/16 .......................................................................................     $ 2,000,000     $ 1,993,720
   8/15/24 .......................................................................................       1,750,000       1,676,483
North Port Utilities Revenue, FGIC Insured, Pre-Refunded, 6.25%, 10/01/22 ........................       1,500,000       1,581,990
Northern Palm Beach County Water Control District Revenue, Unit Development No. 31, Project 2,
   6.75%, 11/01/07 ...............................................................................         725,000         741,291
   6.625%, 11/01/13 ..............................................................................       1,470,000       1,492,991
Orange County Health Facilities Authority Revenue,
   Adventist/Sunbelt, Series A, AMBAC Insured, 6.875%, 11/15/15 ..................................       1,000,000       1,045,980
   Mayflower Retirement Project, Refunding, Asset Guaranteed, 5.25%, 6/01/29 .....................       4,200,000       3,690,162
   MBIA Insured, 6.00%, 11/01/24 .................................................................         285,000         284,245
   Regional Healthcare System, Series E, 6.00%, 10/01/26 .........................................      12,000,000      10,653,960
   Series A, MBIA Insured, 6.00%, 11/01/24 .......................................................         715,000         750,400
   South Central Nursing, Series A, FSA Insured, 5.50%, 7/01/32 ..................................       2,500,000       2,302,275
Orange County HFAR,
   Refunding, Series A, FGIC Insured, GNMA Secured, 7.60%, 1/01/24 ...............................       4,050,000       4,183,124
   Series A, GNMA Secured, 7.375%, 9/01/24 .......................................................         410,000         425,498
Orange County Public Services Tax Revenue, FGIC Insured, 6.00%, 10/01/24 .........................       5,050,000       5,067,978
Orange County Tourist Development Tax Revenue,
   AMBAC Insured, Pre-Refunded, 7.25%, 10/01/10 ..................................................       3,000,000       3,113,640
   Refunding, MBIA Insured, 5.125%, 10/01/20 .....................................................      10,000,000       8,989,200
   Series B, MBIA Insured, Pre-Refunded, 6.00%, 10/01/24 .........................................      14,675,000      15,570,469
Orlando and Orange County Expressway Authority Expressway Revenue,
   junior lien, FGIC Insured, 5.00%, 7/01/28 .....................................................      30,000,000      25,370,400
   senior lien, AMBAC Insured, ETM, 7.625%, 7/01/18 ..............................................         265,000         268,029
Orlando Community RDA, Tax Increment Revenue, Series A,
   6.50%, 10/01/11 ...............................................................................       2,155,000       2,236,868
   6.75%, 10/01/16 ...............................................................................       2,585,000       2,667,358
Osceola County Gas Tax Revenue, Refunding and Improvement, FGIC Insured, 6.00%, 4/01/13 ..........       3,500,000       3,582,635
Osceola County IDA, Community Provider Pooled Loan Program,
   Series A, FSA Insured, 7.75%, 7/01/10 .........................................................       4,634,000       4,772,603
   Series C, FSA Insured, 7.60%, 7/01/10 .........................................................         795,000         818,317
Osceola County Sales Tax Revenue, FSA Insured, 5.00%, 4/01/24 ....................................      10,000,000       8,607,200
Pace Property Finance Authority Inc. Utility Systems Revenue, Refunding and Improvement,
   AMBAC Insured, 6.125%, 9/01/07 ................................................................         270,000         277,630
   AMBAC Insured, 6.25%, 9/01/13 .................................................................         685,000         701,303
   Pre-Refunded, 6.125%, 9/01/07 .................................................................         730,000         751,652
   Pre-Refunded, 6.25%, 9/01/13 ..................................................................       1,860,000       1,916,749
   Pre-Refunded, 6.125%, 9/01/17 .................................................................         840,000         864,914
Palm Beach County Criminal Justice Facilities Revenue, FGIC Insured,
   6.00%, 6/01/15 ................................................................................       5,000,000       5,074,750
   Pre-Refunded, 7.25%, 6/01/11 ..................................................................       6,950,000       7,141,056
Palm Beach County Financing Authority MFR, Housing Windsor Park Apartment Project,
   Series A, 5.90%, 6/01/38 ......................................................................       1,000,000         922,140
Palm Beach County Health Facilities Authority Retirement Community Revenue, Acts Retirement-Life
   Communities, 5.125%, 11/15/29 .................................................................       3,650,000       2,610,298
Palm Beach County HFA, SFM Purchase Revenue,
   Series A, GNMA Secured, 7.70%, 3/01/22 ........................................................       5,010,000       5,164,358
   Series B, GNMA Secured, 7.60%, 3/01/23 ........................................................       3,630,000       3,757,849
Palm Beach County IDR, Lourdes-Noreen Mckeen Residence, Geriatric Care Inc. Project,
   6.55%, 12/01/16 ...............................................................................       1,755,000       1,756,737
   6.625%, 12/01/26 ..............................................................................       4,000,000       4,004,720
Palm Beach County School Board COP, Series A, FGIC Insured, 6.00%, 8/01/22 .......................       5,000,000       5,020,200
Palm Beach County Solid Waste IDR, Okeelanta Power and Light Co. Project, Series A,
(c) 6.50%, 2/15/09 ...............................................................................       3,600,000       2,160,000
(c) 6.70%, 2/15/15 ...............................................................................      11,700,000       7,020,000
Pensacola Airport Revenue, Series A, MBIA Insured, 5.75%, 10/01/27 ...............................       5,615,000       5,463,395
Pensacola-Westwood Homes Development Corp. Revenue, Mortgage Loan, Refunding, FNMA/FHA Insured,
   6.40%, 7/15/23                                                                                          955,000         962,678

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                         PRINCIPAL
    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                 AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS  (CONT.)
    Pinellas County HFA,
       SFHR, Multi-County Program, Series A-1, FNMA Insured, GNMA Secured, 5.30%, 9/01/30 ...........  $  1,500,000   $    1,288,770
       SFMR, Multi-County Program, Series B, GNMA Secured, 6.875%, 8/01/10 ..........................       960,000          983,088
       SFMR, Multi-County Program, Series B, GNMA Secured, 7.375%, 2/01/24 ..........................     4,100,000        4,221,483
       SFMR, Series A, GNMA Secured, 7.30%, 8/01/22 .................................................     1,340,000        1,370,753
       SFMR, Series A, GNMA Secured, 7.75%, 8/01/23 .................................................     1,260,000        1,296,250
    Pinellas County PCR, Florida Power and Light Co., Refunding, 7.20%, 12/01/14 ....................    12,200,000       12,731,432
    Plantation Health Facilities Authority Revenue, Covenant Retirement Community Inc., Pre-Refunded,
       7.625%, 12/01/12 .............................................................................     1,500,000        1,635,555
       7.75%, 12/01/22 ..............................................................................     3,000,000        3,280,620
    Polk County Capital Improvement Revenue, Special Tax, FSA Insured, 5.75%, 12/01/21 ..............     2,350,000        2,298,206
    Polk County HFA, Refunding, Series A, GNMA Secured, 7.15%, 9/01/23 ..............................     2,035,000        2,087,645
    Polk County IDAR, Solid Waste Disposal Facility, Tampa Electric Co. Project, 5.85%, 12/01/30 ....    20,500,000       19,436,870
    Port Everglades Authority Port Improvement Revenue, Series 1986, ETM, 7.50%, 11/01/06 ...........       575,000          632,305
    Santa Rosa County Health Facilities Authority Revenue, Gulf Breeze Hospital Inc., Series A,
       6.20%, 10/01/14 ..............................................................................    14,350,000       13,497,467
    Santa Rosa County IDR, Refunding, Holley Navarre Water System Project, 6.75%, 5/01/24 ...........     4,290,000        4,330,240
    Sarasota County Solid Waste System Revenue, AMBAC Insured, 5.50%, 10/01/16 ......................     5,250,000        5,067,195
    Sarasota County Utilities System Revenue, FGIC Insured,
       5.75%, 10/01/27 ..............................................................................    18,000,000       17,514,000
       Refunding, Series A, 5.25%, 10/01/25 .........................................................     9,000,000        8,209,980
    Seminole County School Board COP, Series B, MBIA Insured, Pre-Refunded, 6.50%, 7/01/21 ..........     5,000,000        5,350,700
    South Florida Water Management District Special Obligation, Land Acquisition Bonds,
       AMBAC Insured, 6.00%, 10/01/15 ...............................................................     1,000,000        1,014,660
    St. John's County IDA, IDR, Professional Golf Hall of Fame Project, MBIA Insured,
       5.80%, 9/01/16 ...............................................................................     4,660,000        4,679,619
    St. Lucie County Solid Waste Disposal Revenue, Florida Power and Light Co. Project,
       7.15%, 2/01/23 ...............................................................................     7,500,000        7,771,200
    St. Lucie West Services District Capital Improvement Revenue, Lake Charles Project, Refunding,
       7.50%, 8/01/04 ...............................................................................     3,170,000        3,169,683
    St. Lucie West Services District Utility Revenue, senior lien, MBIA Insured, 6.125%, 10/01/32 ...    10,000,000       10,047,300
    St. Petersburg Health Facilities Authority Revenue, Allegany Health System, Series A,
       MBIA Insured, Pre-Refunded, 7.00%, 12/01/15 ..................................................    10,500,000       11,110,785
    Sunrise Lakes Recreation District, Phase 4,
       Refunding, AMBAC Insured, 5.25%, 8/01/24 .....................................................     4,320,000        3,881,693
       Series A, Pre-Refunded, 6.75%, 8/01/15 .......................................................     3,080,000        3,365,947
       Series A, Pre-Refunded, 6.75%, 8/01/24 .......................................................     6,120,000        6,688,181
    Sunrise Special Tax District No. 1, Refunding, 6.375%,
       11/01/08 .....................................................................................     3,485,000        3,586,867
       11/01/21 .....................................................................................    12,390,000       12,702,724
    Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 .....................     2,550,000        2,286,483
    Tallahassee Consolidated Utility System Revenue, Series 1994, 6.20%, 10/01/19 ...................     3,400,000        3,455,760
    Tampa Allegheny Health System Revenue, St. Joseph, MBIA Insured, Pre-Refunded,
       6.75%, 12/01/17 ..............................................................................     1,180,000        1,243,755
       6.50%, 12/01/23 ..............................................................................     7,000,000        7,582,750
    Tampa Bay Water Utilities Systems Revenue, FGIC Insured, 5.75%, 10/01/29 ........................    25,000,000       24,272,750
    Tampa Guaranteed Entitlement Revenue, Refunding, AMBAC Insured, 7.15%, 10/01/18 .................     2,000,000        2,088,920
    Tampa-Hillsborough County Expressway Authority Revenue, AMBAC Insured, 5.00%, 7/01/22 ...........    11,500,000        9,950,490
    Tampa Occupational License Tax, Refunding, Series B, FGIC Insured, 5.50%, 10/01/27 ..............     6,000,000        5,582,400
    Tampa Sports Authority Revenue,
       Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.00%, 10/01/15 ...................     1,000,000        1,042,220
       Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.05%, 10/01/20 ...................     1,715,000        1,768,114
       Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.10%, 10/01/26 ...................     2,695,000        2,788,840
       Interlock Agreement, Tampa Bay, MBIA Insured, Pre-Refunded, 6.05%, 10/01/15 ..................     4,250,000        4,496,203
       Interlock Agreement, Tampa Bay, MBIA Insured, Pre-Refunded, 6.10%, 10/01/20 ..................     5,160,000        5,470,322
       Interlock Agreement, Tampa Bay, MBIA Insured, Pre-Refunded, 6.125%, 10/01/26 .................     6,800,000        7,216,500
    Tampa Water and Sewer Revenue,
       5.50%, 10/01/29 ..............................................................................     7,000,000        6,454,420
       sub. lien, Series A, AMBAC Insured, 7.25%, 10/01/16 ..........................................     1,330,000        1,332,101
    Titusville Water and Sewer Revenue, MBIA Insured, Pre-Refunded, 6.20%, 10/01/14 .................     6,000,000        6,414,840
    University Community Hospital Inc. Revenue, FSA Insured, Pre-Refunded,
       7.375%, 9/01/07 ..............................................................................     5,000,000        5,179,850
       7.50%, 9/01/11 ...............................................................................     5,000,000        5,182,850

FRANKLIN TAX-FREE TRUST
Statement of Investments, February 29, 2000 (cont.)

                                                                                                         PRINCIPAL
    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                 AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS  (CONT.)
    Venice Health Care Revenue, Bon Secours Health System Project, MBIA Insured, 5.625%, 8/15/26 ....  $   6,000,000  $    5,665,380
    Viera East CDD,
        Special Assessment, 8.625%, 5/01/14 .........................................................     10,640,000      11,394,163
        Special Assessment, ETM, 7.50%, 5/01/03 .....................................................      1,435,000       1,531,446
        Special Assessment, Pre-Refunded, 8.50%, 5/01/04 ............................................      2,810,000       2,999,197
        Special Assessment, Pre-Refunded, 7.50%, 5/01/12 ............................................      5,225,000       5,607,418
        Special Assessment, Refunding, 6.30%, 5/01/26 ...............................................      7,355,000       7,233,863
        Special Assessment, Refunding, Series A, 6.00%, 5/01/14 .....................................     11,295,000      11,230,054
        Special Assessment, Series B, ETM, 6.75%, 5/01/14 ...........................................      7,490,000       7,441,914
        Special Assessment, Water Management, Refunding, Series A, 6.50%, 5/01/22 ...................     11,340,000      11,066,026
        Special Assessment, Water Management, Series B, 6.50%, 5/01/05 ..............................        465,000         459,750
        Special Assessment, Water Management, Series B, 6.50%, 5/01/22 ..............................      4,580,000       4,367,992
        Water and Sewer Revenue, 7.875%, 5/01/03 ....................................................      2,585,000       2,631,711
        Water and Sewer Revenue, 6.75%, 5/01/09 .....................................................      2,850,000       2,832,387
    Volusia County Educational Facility Authority Revenue,
        Embry Riddle Aeronautical University, Connie Lee Insured, Pre-Refunded, 6.625%, 10/15/22 ....        500,000         532,135
        Educational Facilities, Embry Riddle University, Refunding, Series B, AMBAC Insured,
          5.25%, 10/15/22 ...........................................................................      3,490,000       3,162,045
        Educational Facilities, Stetson University Inc. Project, AMBAC Insured, 5.25%, 6/01/29 ......      5,000,000       4,456,600
    Volusia County Health Facilities Authority Revenue, Hospital Facilities, Memorial Health
        Systems Project, AMBAC Insured, 5.50%, 11/15/26 .............................................      9,270,000       8,563,441
    Volusia County School Board COP, Master Lease Program, FSA Insured, 5.50%, 8/01/24 ..............      5,000,000       4,663,300
    West Lake CDD, Special Assessment Revenue, MBIA Insured, 5.75%, 5/01/17 .........................      1,970,000       1,969,823
    West Palm Beach Utility System Revenue, FGIC Insured, 5.50%, 10/01/29 ...........................      6,805,000       6,327,357
    Westgate/Belvedere Homes Community RDAR, Series 1992, Pre-Refunded,
        6.50%, 11/01/09 .............................................................................        410,000         424,444
        6.60%, 11/01/17 .............................................................................      1,410,000       1,460,591
                                                                                                                      --------------
    TOTAL BONDS .....................................................................................                  1,489,174,009
                                                                                                                      --------------
    ZERO COUPON BONDS 5.4%
    Broward County HFAR, SFMR, Refunding, Series B, 4/01/29 .........................................      8,525,000       1,153,006
    Broward County Water and Sewer Utility Revenue, Refunding, Series A, AMBAC Insured,10/01/08 .....      3,670,000       2,296,649
(b) Clay County HFAR, SFMR, GNMA Insured, 4/01/33 ...................................................      4,560,000         468,358
    Dade County Guaranteed Entitlement Revenue, Capital Appreciation, AMBAC Insured, Pre-Refunded,
        8/01/18 .....................................................................................     17,020,000       5,044,047
(b) Duval County HFA SFMR, Capital Appreciation, GNMA Insured,10/01/32 ..............................      5,000,000         539,950
    Florida HFC Revenue,
    (b) Capital Appreciation, Homeowner Mortgage, Series 4, FSA Insured, 7/01/30 ....................     10,000,000       1,259,400
        Deferred Interest, Homeowner Mortgage, Series 1, MBIA Insured, 7/01/17 ......................      3,190,000       1,092,766
        Deferred Interest, Homeowner Mortgage, Series 2, MBIA Insured, 1/01/29 ......................     49,480,000       7,761,433
    Florida State Mid-Bay Bridge Authority Revenue, Series A, AMBAC Insured,
        10/01/25 ....................................................................................      9,845,000       1,970,181
        10/01/26 ....................................................................................      2,500,000         468,575
    Fort Pierce Utilities Authority Revenue, Capital Appreciation, Series B, AMBAC Insured,
        10/01/20 ....................................................................................      3,090,000         865,694
        10/01/21 ....................................................................................      2,585,000         675,099
        10/01/22 ....................................................................................      3,090,000         756,648
        10/01/23 ....................................................................................      3,060,000         704,045
        10/01/24 ....................................................................................      2,560,000         553,421
    Lakeland Electric and Water Revenue, Capital Appreciation, ETM, 0/01/14 .........................      5,770,000       2,482,543
    Miami-Dade County Special Obligation,
        sub. lien, Refunding, Series A, MBIA Insured,10/1/25 ........................................     22,365,000       4,531,373
        Sub Series B, MBIA Insured,10/01/36 .........................................................      5,635,000         560,570
        Sub Series C, MBIA Insured,10/01/28 .........................................................      8,305,000       1,387,682
    Port Everglades Authority Port Improvement Revenue,
        Capital Appreciation, 9/01/10 ...............................................................     24,525,000      13,541,969
        Capital Appreciation, ETM, 9/01/10 ..........................................................     25,475,000      14,283,578
        Refunding, Series A, 9/01/02 ................................................................     10,575,000       9,324,295
        Refunding, Series A, 9/01/03 ................................................................      9,075,000       7,582,163
        Refunding, Series A, 9/01/04 ................................................................      3,550,000       2,802,548

FRANKLIN TAX-FREE TRUST
Statement of Investments, February 29, 2000 (cont.)

                                                                                                         PRINCIPAL
    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                 AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    ZERO COUPON BONDS  (CONT.)
    Sarasota Special Obligated Revenue, Refunding, AMBAC Insured,
       11/01/09 .....................................................................................  $  1,365,000  $      801,323
       11/01/12 .....................................................................................     1,780,000         866,237
       11/01/15 .....................................................................................     2,180,000         862,374
                                                                                                                     --------------
    TOTAL ZERO COUPON BONDS .........................................................................                    84,635,927
                                                                                                                     --------------
    TOTAL LONG TERM INVESTMENTS (COST $1,590,682,639) ...............................................                 1,573,809,936
                                                                                                                     --------------
(a) SHORT TERM INVESTMENTS 2.3%
    Dade County IDA, IDR, Dolphins Stadium Project, Series A, Weekly VRDN and Put, 3.85%, 1/01/16 ...       500,000         500,000
       Weekly VRDN and Put, 3.85%, 1/01/16 ..........................................................     4,850,000       4,850,000
    Dade County IDAR, Dolphins Stadium Project, Series B, Weekly VRDN and Put,
       3.85%, 1/01/16 ...............................................................................       500,000         500,000
    Florida HFC MFR, Refunding, South Pointe Project, Series J, Weekly VRDN and Put, 3.01%, 2/15/28 .       600,000         600,000
    Hillsborough County IDA, PCR, Daily VRDN and Put, 3.80%, 5/15/18 ................................       685,000         685,000
    Jacksonville Capital Project Revenue,
       Series 1, AMBAC Insured, Weekly VRDN and Put, 4.00%, 10/01/17 ................................     2,000,000       2,000,000
       Series 2, AMBAC Insured, Weekly VRDN and Put, 4.00%, 10/01/22 ................................       100,000         100,000
    Jacksonville Educational Facilities Revenue, Jacksonville University Project, Weekly VRDN and
       Put, 3.85%, 10/01/22 .........................................................................     1,940,000       1,940,000
    Martin County PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put, 3.85%,
       9/01/24 ......................................................................................     2,200,000       2,200,000
    Nassau County , Solid Waste Systems Revenue, VRDN and Put, 3.85%, 7/01/13 .......................     1,000,000       1,000,000
    Orange County IDAR, Lake Highland Preparatory School, Weekly VRDN and Put, 3.90%, 10/01/18 ......     2,500,000       2,500,000
    Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured, Weekly VRDN and
       Put, 2.35%, 12/01/15 .........................................................................       800,000         800,000
    Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC Insured,
       Weekly VRDN and Put, 3.85%, 7/01/28 ..........................................................     6,700,000       6,700,000
    Putnam County Development Authority PCR, Florida Power and Light Co. Project, Refunding, Daily
       VRDN and Put, 3.85%, 9/01/24 .................................................................     1,380,000       1,380,000
    Sarasota County Revenue, Sarasota Family YMCA Project, Weekly VRDN and Put, 3.85%, 10/01/21 .....     4,100,000       4,100,000
    St. Lucie County PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put,
       3.85%, 1/01/26 ...............................................................................     6,000,000       6,000,000
       3.80%, 3/01/27 ...............................................................................       400,000         400,000
                                                                                                                     --------------
    TOTAL SHORT TERM INVESTMENTS (COST $36,255,000) .................................................                    36,255,000
                                                                                                                     --------------
    TOTAL INVESTMENTS (COST $1,626,937,639) 101.8% ..................................................                 1,610,064,936
    OTHER ASSETS, LESS LIABILITIES (1.8)% ...........................................................                   (28,001,682)
                                                                                                                     --------------
    NET ASSETS 100.0% ...............................................................................                $1,582,063,254
                                                                                                                     ==============

See glossary of terms on page 109.


(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(c) See Note 6 regarding defaulted securities.


                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN GEORGIA TAX-FREE INCOME FUND

                                                                          YEAR ENDED FEBRUARY 29,
                                                -------------------------------------------------------------------------
CLASS A                                           2000(a)          1999            1998            1997         1996(d)
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $   12.07       $   12.12       $   11.86       $   11.88     $   11.54
                                                -------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................         .59             .61             .63             .65           .66
 Net realized and unrealized gains (losses) .       (1.03)            .01             .27            (.02)          .34
                                                -------------------------------------------------------------------------
Total from investment operations ............        (.44)            .62             .90             .63          1.00
                                                -------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................        (.60)(e)        (.61)(f)        (.64)(g)        (.65)         (.66)

 Net realized gains .........................          --(h)         (.06)             --              --            --
                                                -------------------------------------------------------------------------
Total distributions .........................        (.60)           (.67)           (.64)           (.65)         (.66)
                                                -------------------------------------------------------------------------
Net asset value, end of year ................   $   11.03       $   12.07       $   12.12       $   11.86     $   11.88
                                                =========================================================================
Total return(b)..............................       (3.71)%          5.22%           7.75%           5.47%         8.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $ 151,670       $ 164,669       $ 149,642       $ 139,903     $ 130,380
Ratios to average net assets:
 Expenses ...................................         .75%            .76%            .76%            .75%          .77%
 Net investment income ......................        5.14%           5.00%           5.28%           5.49%         5.58%
Portfolio turnover rate .....................       46.90%          12.84%          14.77%          17.47%        10.98%

CLASS C
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $   12.15       $   12.19       $   11.92       $   11.92     $   11.57
                                                -------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................         .53             .54             .57             .58           .50
 Net realized and unrealized gains (losses) .       (1.05)            .02             .27            (.01)          .34
                                                -------------------------------------------------------------------------
Total from investment operations ............        (.52)            .56             .84             .57           .84
                                                -------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................        (.53)(e)        (.54)(f)        (.57)           (.57)         (.49)
 Net realized gains .........................          --(h)         (.06)             --              --            --
                                                -------------------------------------------------------------------------
Total distributions .........................        (.53)           (.60)           (.57)           (.57)         (.49)
                                                -------------------------------------------------------------------------
Net asset value, end of year ................   $   11.10       $   12.15       $   12.19       $   11.92     $   11.92
                                                =========================================================================
Total return(b) .............................       (4.32)%          4.70%           7.19%           4.97%         7.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $  14,811       $  17,277       $   9,107       $   4,484     $   1,335
Ratios to average net assets:

 Expenses ...................................        1.30%           1.31%           1.32%           1.32%         1.34%(c)
 Net investment income ......................        4.58%           4.45%           4.72%           4.87%         5.04%(c)
Portfolio turnover rate .....................       46.90%          12.84%          14.77%          17.47%        10.98%

(a) Based on average shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) For the period May 1, 1995 (effective date) to February 29, 1996 for Class
    C.

(f) Includes distributions in excess of net investment income in the amount of $.004 and $.003 for Class A and C, respectively.

(g) Includes distributions in excess of net investment income in the amount of $.001.

(h) The fund made a capital gain distribution of $.002.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000

                                                                                                            PRINCIPAL
FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                                         AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.9%
   Albany-Daugherty County Hospital Authority Revenue, Anticipation Certificates, Series B,
    AMBAC Insured, Pre-Refunded, 7.50%, 9/01/10 .........................................................  $   500,000  $    518,160
   Atlanta Airport Facilities Revenue, Series B, AMBAC Insured, 6.00%, 1/01/21 ..........................    1,100,000     1,087,009
   Atlanta and Fulton Counties Recreation Authority Revenue, Downtown Arena Public Improvement Project,
    Refunding, Series A, MBIA Insured, 5.375%, 12/01/21 .................................................    3,000,000     2,773,620
   Atlanta Downtown Development Authority Revenue, Underground Atlanta Project, Refunding, 6.25%,
    10/01/16 ............................................................................................    2,000,000     2,046,900
   Atlanta GO, Series A, Pre-Refunded, 6.125%, 12/01/23 .................................................    5,000,000     5,304,900
   Atlanta HDC, Mortgage Revenue, Oakland City/West, Refunding, Series A, FHA Insured, 6.375%, 3/01/23 ..    1,480,000     1,496,650
   Atlanta Special Purpose Facilities Revenue, Delta Air Lines Inc. Project, Series B, 7.90%, 12/01/18 ..    3,500,000     3,570,350
   Atlanta Urban Residential Finance Authority MFHR,
    Defoors Ferry Manor Project, 5.90%, 10/01/18 ........................................................    1,700,000     1,679,141
    Fulton Cotton Mill, GNMA Secured, 6.00%, 5/20/17 ....................................................    1,040,000     1,029,985
    Fulton Cotton Mill, GNMA Secured, 6.125%, 5/20/27 ...................................................    1,560,000     1,528,472
   Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center,
    5.25%, 12/01/22 .....................................................................................    2,615,000     1,967,997
    5.375%, 12/01/28 ....................................................................................    2,000,000     1,484,660
   Barnesville Water and Sewer Revenue, 6.85%, 9/01/17 ..................................................    1,000,000     1,016,550
   Brunswick and Glynn County Development Authority Revenue, Georgia Pacific Project, Refunding, 5.55%,
    3/01/26 .............................................................................................    5,700,000     4,752,147
   Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle, 1st Series, 6.10%, 4/01/25 ...    1,000,000       999,940
   Camden County Joint Development Authority PCR, Union Carbide Corp. Project, Refunding, 5.00%, 1/01/12     1,000,000       895,720
   Cherokee County Water and Sewage Authority Revenue, Refunding, MBIA Insured, 6.90%, 8/01/18 ..........    1,595,000     1,663,457
   Clarke County Hospital Authority Revenue Certificates, Athens Regional Medical Center Project,
    Refunding, MBIA Insured, 5.25%, 1/01/29 .............................................................    3,000,000     2,601,150
   Clayton County Development Authority Revenue, Gateway Village Project, Series A, 6.00%, 8/01/23 ......    3,500,000     3,482,360
   Clayton County Development Authority Special Facilities Revenue, Delta Air Lines Inc. Project,
    Refunding, 7.625%, 1/01/20 ..........................................................................    1,400,000     1,418,144
   Clayton County Hospital Authority Revenue, Anticipation Certificates, Southern Regional Medical
    Center, MBIA Insured, Pre-Refunded, 7.00%, 8/01/13 ..................................................    2,400,000     2,524,392
   Clayton County MFHR, Pointe Clear Apartments Project, FSA Insured, 5.70%, 7/01/23 ....................    1,000,000       950,470
   Cobb County Kennestone Hospital Authority Revenue, Series A, MBIA Insured, ETM, 7.75%, 2/01/07 .......      100,000       108,143
   Cobb-Marietta Coliseum and Exhibit Hall Authority Revenue, AMBAC Insured, 5.70%, 10/01/26 ............    1,000,000       940,160
   Columbia County GO, Courthouse/Detention Center Projects, 5.00%, 2/01/24 .............................    2,460,000     2,071,591
   Conyers Water and Sewer Revenue, Series A, AMBAC Insured, ETM, 6.60%, 7/01/15 ........................    1,000,000     1,052,570
   Coweta County Association County Commissioners Leasing Program COP, MBIA Insured, Pre-Refunded,
    7.00%, 12/01/10 .....................................................................................      750,000       755,228
   Dalton Development Authority Revenue, MBIA Insured, 5.50%, 8/15/26 ...................................    1,000,000       935,330
   De Kalb County Housing Authority SFMR, GNMA Secured, 7.70%, 2/01/24 ..................................      200,000       207,078
   Fitzgerald Housing Authority Mortgage Revenue, Bridge Creek, Refunding, Series A, MBIA
    Insured, 6.50%, 7/01/24 .............................................................................      925,000       936,720
   Forsyth County GO, 5.75%, 2/01/19 ....................................................................    1,500,000     1,484,580
   Fulco Hospital Authority Revenue, Anticipation Certificates, Health System, Catholic Health East,
    Series A, MBIA Insured, 5.00%, 11/15/28 .............................................................    2,750,000     2,302,328
   Fulton County Building Authority Revenue,
    Human Resources and Government Facilities Program, 7.10%, 1/01/15 ...................................      750,000       775,575
    Judicial Center Facilities Project, Refunding, 6.50%, 1/01/15 .......................................    1,000,000     1,024,450
   Fulton County Development Authority Special Facilities Revenue, Delta Air Lines Inc. Project,
    5.45%, 5/01/23 ......................................................................................    1,805,000     1,517,680
   Georgia Municipal Electric Authority Power Revenue, Series W, 6.60%, 1/01/18 .........................    1,000,000     1,075,310
   Georgia Municipal Gas Authority Gas Revenue, City of Toccoa Project, AMBAC Insured, 5.00%, 6/01/24 ...    1,750,000     1,498,858
   Georgia State HFAR,
    Homeownership Opportunity Program, Series A-1, 6.75%, 6/01/17 .......................................    2,870,000     2,958,999
    Homeownership Opportunity Program, Series C, 6.60%, 12/01/23 ........................................      450,000       461,138
    MF, Club Candlewood Project, FSA Insured, Pre-Refunded, 7.15%, 1/01/25 ..............................    1,000,000     1,102,930
    MF, Lake Vista Apartments Project, Series A, FSA Insured, 5.95%, 1/01/27 ............................    1,000,000       975,060
    SFM, Series B, Sub Series B-2, 6.15%, 12/01/28 ......................................................    1,000,000       980,070
    SFM, Sub Series B-2, 5.85%, 12/01/28 ................................................................    2,990,000     2,819,540
   Georgia State Residential Finance Authority Home Ownership Mortgage Revenue,
    Convertible Loans, Series B, Sub Series B, 7.50%, 6/01/17 ...........................................      190,000       197,231
    Series B, FHA Insured, 7.00%, 12/01/12 ..............................................................      700,000       726,691
    Series E, Sub Series E-1, FHA Insured, 7.50%, 6/01/17 ...............................................      240,000       249,101
   Henry County Hospital Authority Revenue, Henry Medical Center Inc. Project, Refunding, AMBAC Insured,
    6.00%, 7/01/29 ......................................................................................    5,000,000     4,884,900
   Hogansville Combined Public Utility System Revenue, Refunding, FSA Insured, 6.00%, 10/01/23 ..........    3,300,000     3,333,132


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                            PRINCIPAL
   FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                                      AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   Liberty County IDR, Leconte Property Inc. Project, Refunding, 7.875%, 12/01/14                          $  850,000   $    886,125
   Marietta Development Authority Revenue, First Mortgage, Life College Inc.,
    Refunding, Series A, FSA Insured, 5.75%, 9/01/14                                                        1,800,000      1,801,080
    Refunding, Series A, FSA Insured, 5.80%, 9/01/19                                                        1,100,000      1,082,356
    Refunding, Series A, FSA Insured, 5.95%, 9/01/19                                                        1,000,000      1,000,590
    Series B, FSA Insured, 5.75%, 9/01/14                                                                     800,000        800,480
   Medical Center Hospital Authority, Revenue Anticipation Certificates, Columbus Regional
    Healthcare System, MBIA Insured, 5.50%, 8/01/25                                                        10,000,000      9,193,200
   Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Series A, MBIA Insured, Pre-Refunded,
    6.90%, 7/01/20                                                                                          5,930,000      6,473,366
   Monroe County Development Authority PCR,
    Georgia Power Co., AMBAC Insured, 6.25%, 7/01/19                                                        1,000,000      1,010,880
    Georgia Power Co., Scherer Project, senior lien, First Series, 5.75%, 9/01/23                           1,000,000        942,350
    Oglethorpe Power Co., Scherer Project, Refunding, Series A, 6.80%, 1/01/12                              1,500,000      1,608,330
   Municipal Electric Authority, Project One, Refunding, Sub Series A, MBIA Insured, 5.375%, 1/01/19        4,820,000      4,503,037
   Newton County Hospital Authority Revenue, Newton Health System Project 1999, AMBAC Insured, 6.10%,
    2/01/24                                                                                                 4,500,000      4,477,275
   Peachtree City Water and Sewer Authority Sewer Systems Revenue, Series A, 5.60%, 3/01/27                 3,000,000      2,863,620
   Polk County Water Authority Water and Sewage Revenue, Refunding, MBIA Insured, 7.00%, 12/01/15             100,000      102,354
   Private Colleges and Universities Authority Revenue,
    Emory University Project, Series A, 5.50%, 11/01/25                                                    10,000,000      9,299,200
    Mercer University Project, Refunding, Series A, 5.25%, 10/01/25                                         2,000,000      1,716,720
    Mercer University Project, Series A, AMBAC Insured, 5.375%, 10/01/29                                    2,000,000      1,722,220
   Puerto Rico Commonwealth GO, Public Improvement, Refunding, 5.375%, 7/01/25                              6,250,000      5,668,750
   Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Refunding, Series R,
    7.15%, 7/01/00                                                                                            230,000        232,194
   Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.90%, 7/01/07                                                                                             15,000         15,185
    7.50%, 7/01/09                                                                                              5,000          5,060
   Puerto Rico Electric Power Authority Revenue,
    Refunding, Series U, 6.00%, 7/01/14                                                                     1,000,000      1,020,440
    Series T, 6.00%, 7/01/16                                                                                1,000,000      1,006,690
   Richmond County Development Authority, Solid Waste Disposal Revenue, International Paper Co. Project,
    5.80%, 12/01/20                                                                                         1,500,000      1,360,350
   Rockdale County Water and Sewer Authority Revenue, Refunding,
    FSA Insured, 5.00%, 7/01/22                                                                             1,500,000      1,288,665
    Series A, MBIA Insured, 5.375%, 7/01/29                                                                 5,000,000      4,526,150
   Savannah EDA, IDR, Hershey Foods Corp. Project, Refunding, 6.60%, 6/01/12                                1,000,000      1,043,550
   Savannah Hospital Authority Revenue, St. Joseph's Hospital Project, Pre-Refunded, 6.20%, 7/01/23         2,000,000      2,114,100
   Savannah Port Authority PCR, Union Carbide Plastic Co. Inc., Refunding, 7.55%, 8/01/04                   4,600,000      4,618,860
   St. Mary's Housing Authority MFMR,
    Cumberland Oaks Apartments, Refunding, Series A, FHA Insured, 7.375%, 9/01/22                             500,000        509,900
    Pine Apartments, Series C, FHA Insured, 7.375%, 4/01/22                                                   700,000        705,810
   Tift County School District, MBIA Insured, 6.125%, 2/01/15                                               2,330,000      2,389,741
   Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A,
    5.40%, 10/01/12                                                                                           850,000        796,093
    5.50%, 10/01/22                                                                                         1,200,000      1,034,783
    5.625%, 10/01/25                                                                                        1,530,000      1,326,570
   Walker, Dade and Catoosa Counties Hospital Authority Revenue, Series A, FGIC Insured, Pre-Refunded,
    7.00%, 10/01/10                                                                                         1,500,000      1,580,850
   Walton County Water and Sewer Authority Revenue, Refunding and Improvement, MBIA Insured, 6.00%,
    2/01/21                                                                                                 2,000,000      1,999,880
   White County IDAR, Spring Industries Inc., Refunding, 6.85%, 6/01/10                                     1,780,000      1,830,373
                                                                                                                        ------------
   TOTAL LONG TERM INVESTMENTS (COST $169,225,273) 98.9%                                                                 164,723,744
   OTHER ASSETS, LESS LIABILITIES 1.1%                                                                                     1,756,947
                                                                                                                        ------------
   NET ASSETS 100.0%                                                                                                    $166,480,691
                                                                                                                        ============

See glossary of terms on page 109.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

                                                                              YEAR ENDED FEBRUARY 29,
                                                        -----------------------------------------------------------------
                                                          2000(a)        1999           1998         1997         1996
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $  11.47       $  11.45       $  11.05     $  11.04     $  10.54
                                                        -----------------------------------------------------------------
Income from investment operations:
 Net investment income ..............................        .58            .59            .61          .61          .62
 Net realized and unrealized gains (losses) .........      (1.04)           .03            .40          .01          .50
                                                        -----------------------------------------------------------------
Total from investment operations ....................       (.46)           .62           1.01          .62         1.12
                                                        -----------------------------------------------------------------
Less distributions from net investment income .......       (.59)(c)       (.60)(d)       (.61)        (.61)        (.62)
                                                        -----------------------------------------------------------------
Net asset value, end of year ........................   $  10.42       $  11.47       $  11.45     $  11.05     $  11.04
                                                        =================================================================
Total return(b) .....................................      (4.13)%         5.51%          9.38%        5.86%       10.73%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $ 63,964       $ 64,516       $ 54,211     $ 44,289     $ 38,991
Ratios to average net assets:
 Expenses ...........................................        .45%           .42%           .35%         .34%         .33%
 Expenses excluding waiver and payments by affiliates        .81%           .81%           .81%         .81%         .82%
 Net investment income ..............................       5.31%          5.12%          5.40%        5.63%        5.65%
Portfolio turnover rate .............................      16.31%         10.49%         26.61%       24.81%       31.89%


(a) Based on average shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Includes distributions in excess of net investment income in the amount of $.005.

(d) Includes distributions in excess of net investment income in the amount of $.004.

                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000

                                                                                                           PRINCIPAL
    FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                                   AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 98.2%
    Ashland PCR, Ashland Oil Inc. Project, Refunding, 6.65%, 8/01/09 ...................................  $    700,000  $    721,721
    Ashland Solid Waste Revenue, Ashland Oil Inc. Project, 7.20%, 10/01/20 .............................     1,000,000     1,018,450
    Boone County PCR, Collateralized, Dayton Power and Light Co., Refunding, Series A, 6.50%, 11/15/22 .       710,000       719,926
    Bowling Green ISD Finance Corp. School Building Revenue, 5.75%, 1/01/20 ............................     1,140,000     1,121,372
    Carroll County PCR, Collateralized, Kentucky Utilities Co. Project, Series B, 6.25%, 2/01/18 .......       325,000       327,100
    Christian County Hospital Revenue, Jennie Stuart Medical Center, Series A, 6.00%, 7/01/17 ..........     1,000,000       937,510
    Danville Multi-City Lease Revenue,
       Campbellsville, Series B, MBIA Insured, 6.15%, 7/01/12 ..........................................     1,500,000     1,561,935
       Housing Authority, Jefferson County, 6.50%, 3/01/19 .............................................       125,000       129,878
       Shelbyville, Series H, MBIA Insured, 6.70%, 7/01/11 .............................................       100,000       105,149
    Daviess County Hospital Revenue, Odch Inc., Series A, MBIA Insured, 6.25%,
       8/01/12 .........................................................................................       100,000       103,608
       8/01/22 .........................................................................................       210,000       211,027
    Eastern University Revenues, Consolidated Educational Building, Series Q, AMBAC Insured, 6.40%,
     5/01/08 ...........................................................................................       100,000       103,795
    Elizabethtown Public Properties Holding Inc. Revenue, First Mortgage, Administrative Office of the
     Courts, Judicial Facilities Project, MBIA Insured, 5.20%, 4/01/22 .................................     2,000,000     1,789,800
    Fayette County School District Finance Corp. School Building Revenue, 5.50%, 9/01/18 ...............     2,500,000     2,393,750
    Fulton County Industrial Building Revenue, H.I.S. Income Project, 7.50%, 2/01/10 ...................       500,000       425,660
    Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Section 8 Assisted Projects, Refunding,
     Series A, MBIA Insured, 6.10%, 1/01/24 ............................................................     2,000,000     2,007,500
    Guam Airport Authority Revenue, Series A, 6.50%, 10/01/23 ..........................................       400,000       415,276
    Guam Power Authority Revenue, Series A, Pre-Refunded, 6.30%, 10/01/22 ..............................       225,000       238,133
    Hancock County Solid Waste Disposal Revenue, Willamette Industries Inc. Project, 6.60%, 5/01/26 ....     1,000,000     1,015,620
    Hardin County Water District No. 2 Water System Revenue, Series A, AMBAC Insured, 5.00%, 1/01/31 ...     2,620,000     2,215,158
    Henry County Water District No. 2 Water Revenue, Refunding, MBIA Insured, 4.75%, 1/01/28 ...........     2,035,000     1,650,507
    Hopkins County Hospital Revenue, Trover Clinic Foundation Inc., MBIA Insured, 6.625%, 11/15/11 .....       125,000       129,975
    Jefferson County Capital Projects Corp. Lease Revenue, MBIA Insured, 5.375%, 6/01/22 ...............     2,000,000     1,831,360
    Jefferson County Health Facilities Revenue, Jewish Hospital Healthcare Services Inc.,
       AMBAC Insured, 6.50%, 5/01/15 ...................................................................       750,000       780,698
       AMBAC Insured, 6.55%, 5/01/22 ...................................................................       720,000       744,199
       Refunding, AMBAC Insured, 5.75%, 1/01/26 ........................................................     1,000,000       953,430
    Jefferson County MFHR, Watterson Park Apartments Project, Series A, 6.35%, 11/15/11 ................     1,930,000     1,963,100
    Jefferson County PCR,
       DuPont, Series A, 6.30%, 7/01/12 ................................................................       450,000       473,594
       Louisville Gas and Electric Co. Project, Refunding, Series A, 7.45%, 6/15/15 ....................       100,000       102,759
    Jefferson County School District Finance Corp. School Building Revenue, Series B, FSA Insured,
     5.25%, 6/01/19 ....................................................................................     1,400,000     1,288,448
    Jessamine County School District Finance Corp. School Building Revenue, 5.50%, 1/01/21 .............     2,500,000     2,336,350
    Kenton County Airport Board Revenue,
       Cincinnati/Northern Kentucky International Airport, Series B, MBIA Insured, 5.75%, 3/01/13 ......     1,230,000     1,239,397
       Special Facilities, Delta Airlines Inc. Project, Series A, 7.50%, 2/01/20 .......................       445,000       457,033
       Special Facilities, Delta Airlines Inc. Project, Series A, 7.125%, 2/01/21 ......................       325,000       328,214
       Special Facilities, Delta Airlines Inc. Project, Series B, 7.25%, 2/01/22 .......................       445,000       451,283
    Kenton County Water District No. 1 Waterworks Revenue, Refunding, FGIC Insured, 6.375%, 2/01/17 ....       155,000       160,749
    Kenton County Water District No. 1 Waterworks Revenue, Series B, FGIC Insured, 5.70%, 2/01/20 ......       500,000       483,800
    Kentucky Development Finance Authority Hospital Revenue, St. Elizabeth Medical Center, Refunding and
     Improvement, Series A, FGIC Insured, 6.00%, 11/01/10 ..............................................       750,000       757,230
    Kentucky Development Finance Authority Revenue, Sisters of Charity of Nazareth Health Corp.,
     Pre-Refunded, 6.75%, 11/01/2012 ...................................................................       100,000       105,082
    Kentucky Economic Development Finance Authority Hospital Facilities Revenue, St. Elizabeth Medical
     Center Project, Series A, FGIC Insured, 6.00%, 12/01/22 ...........................................       625,000       615,788
    Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian Regional Health
     Center Facility, Refunding and Improvement, 5.875%, 10/01/22 ......................................     2,000,000     1,518,540
    Kentucky Economic Development Finance Authority Medical Center Revenue, Ashland Hospital Corp.,
     Refunding and Improvement, Series A, FSA Insured, 6.125%, 2/01/12 .................................       500,000       516,080
    Kentucky Economic Development Finance Authority Revenue, Catholic Health, Refunding and Improvement,
     Series A, 5.00%, 12/01/18 .........................................................................     2,000,000     1,677,420
    Kentucky HFC Revenue,
       Refunding, Series A, 6.375%, 7/01/28 ............................................................     1,240,000     1,245,816
       Series B, 6.25%, 7/01/28 ........................................................................     1,280,000     1,271,450
       Series C, FHA Insured, 6.40%, 1/01/17 ...........................................................     1,130,000     1,153,990

   FRANKLIN TAX-FREE TRUST
   STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                           PRINCIPAL
    FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                                   AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    Kentucky HFC Revenue, (cont.)
       SFMR, Series A, 6.60%, 7/01/11                                                                     $    35,000   $     35,920
       SFMR, Series B, 6.60%, 7/01/11                                                                         150,000        153,944
       SFMR, Series D, FHA Insured, 7.45%, 1/01/23                                                             65,000         66,949
    Kentucky Infrastructure Authority Revenue, Infrastructure Revolving Fund Program, Series J,
     Pre-Refunded, 6.375%, 6/01/14                                                                            500,000        536,880
    Kentucky State Property and Buildings Commission Revenues,
       Project No. 56, Pre-Refunded, 6.00%, 9/01/14                                                           700,000        740,824
       Project No. 64, MBIA Insured, 5.50%, 5/01/17                                                         1,535,000      1,478,773
    Lexington-Fayette Urban County Government Revenue, University of Kentucky Library Project,
     MBIA Insured, Pre-Refunded,
       6.625%, 11/01/13                                                                                       500,000        542,620
       6.75%, 11/01/24                                                                                        750,000        817,785
    Louisville and Jefferson County Metropolitan Sewer District Sewer and Drain System Revenue,
       Refunding, Series A, FGIC Insured, 5.00%, 5/15/22                                                    1,000,000        859,490
       Series A, AMBAC Insured, Pre-Refunded, 6.75%, 5/15/25                                                  300,000        327,270
       Series A, FGIC Insured, 5.00%, 5/15/30                                                               3,000,000      2,503,830
    Louisville and Jefferson County Regional Airport Authority Airport Systems Revenue, MBIA Insured,
     5.00%, 7/01/25                                                                                         1,500,000      1,262,985
    Madison County Utility District Revenue, Refunding, FSA Insured, 5.20%, 2/01/22                         1,000,000        895,280
    McCracken County Hospital Revenue, Mercy Health System, Refunding, Series A, MBIA Insured, 6.40%,
     11/01/07                                                                                                 500,000        529,050
    Northern Kentucky Water Service District Revenue, MBIA Insured, 4.875%, 2/01/20                         1,270,000      1,084,161
    Oldham County School District Finance Corp. School Building Revenue, 5.00%, 7/01/19                     1,000,000        890,820
    Pendleton County Multi-County Lease Revenue, Kentucky Association of Counties Leasing Trust,
     Series A, 6.50%, 3/01/19                                                                               1,050,000      1,074,633
    Puerto Rico Commonwealth GO, Pre-Refunded, 6.45%, 7/01/17                                                 430,000        463,699
    Puerto Rico Industrial Medical and Environmental Pollution Control Facilities Financing Authority
     Revenue, Special Facilities American Airlines Project, Series A, 6.45%, 12/01/25                       1,480,000      1,487,548
    Russell Health System Revenue,
       Our Lady of Bellefonte, Pre-Refunded, 5.50%, 7/01/15                                                 1,800,000      1,807,992
       Pre-Refunded, 8.10%, 7/01/15                                                                           205,000        220,847
       Pre-Refunded, 8.10%, 7/01/15                                                                           145,000        169,250
    Russellville Housing Authority MFR, The Field Manor Project, GNMA Secured, 5.65%, 4/20/34               1,455,000      1,332,300
    Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.625%, 10/01/25         2,000,000      1,734,076
                                                                                                                        ------------
    TOTAL LONG TERM INVESTMENTS (COST $65,454,789)                                                                        62,815,586
                                                                                                                        ------------
(a) SHORT TERM INVESTMENTS .5%
    Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC Insured,
     Weekly VRDN and Put, 3.00%, 7/01/28 (COST $300,000)                                                      300,000        300,000
                                                                                                                        ------------
    TOTAL INVESTMENTS (COST $65,754,789) 98.7%                                                                            63,115,586
    OTHER ASSETS, LESS LIABILITIES 1.3%                                                                                      848,760
                                                                                                                        ------------
    NET ASSETS 100.0%                                                                                                   $ 63,964,346
                                                                                                                        ============

See glossary of terms on page 109.


(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specific dates.

                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN LOUISIANA TAX-FREE INCOME FUND

                                                                           YEAR ENDED FEBRUARY 29,
                                                 ---------------------------------------------------------------------
CLASS A                                            2000(a)        1999             1998          1997          1996(d)
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $  11.59       $  11.61       $   11.32       $  11.32       $  11.03
                                                 ---------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................         .58            .60             .63            .65            .66
 Net realized and unrealized gains (losses) .       (1.03)          (.01)            .30             --            .28
                                                 ---------------------------------------------------------------------
Total from investment operations ............        (.45)           .59             .93            .65            .94
                                                 ---------------------------------------------------------------------
Less distributions from net investment income        (.59)(e)       (.61)(f)        (.64)          (.65)          (.65)
                                                 ---------------------------------------------------------------------
Net asset value, end of year ................    $  10.55       $  11.59       $   11.61       $  11.32       $  11.32
                                                 =====================================================================

Total return(b) .............................       (3.93)%         5.23%           8.46%          5.94%          8.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $144,299       $158,099       $ 134,922       $112,981       $107,461
Ratios to average net assets:
 Expenses ...................................         .74%           .75%            .76%           .76%           .78%
 Net investment income ......................        5.29%          5.14%           5.50%          5.76%          5.89%
Portfolio turnover rate .....................       27.31%         14.99%          15.26%         13.68%          5.23%

CLASS C
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $  11.66       $  11.68       $   11.37       $  11.37       $  11.01
                                                 ---------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................         .53            .54             .57            .58            .49
 Net realized and unrealized gains (losses) .       (1.04)          (.01)            .32             --            .35
                                                 ---------------------------------------------------------------------
Total from investment operations ............        (.51)           .53             .89            .58            .84
                                                 ---------------------------------------------------------------------
Less distributions from net investment income        (.53)(e)       (.55)(f)        (.58)          (.58)          (.48)
                                                 ---------------------------------------------------------------------
Net asset value, end of year ................    $  10.62       $  11.66       $   11.68       $  11.37       $  11.37
                                                 =====================================================================

Total return(b) .............................       (4.45)%         4.61%           8.02%          5.27%          7.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $ 10,730       $  9,982       $   4,469       $  3,004       $  1,438
Ratios to average net assets:
 Expenses ...................................        1.29%          1.31%           1.32%          1.33%          1.35%(c)
 Net investment income ......................        4.74%          4.58%           4.95%          5.29%          5.27%(c)
Portfolio turnover rate .....................       27.31%         14.99%          15.26%         13.68%          5.23%



(a)  Based on average shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

(d)  For the period May 1, 1995 (effective date) to February 29, 1996 for Class
     C.

(e) Includes distributions in excess of net investment income in the amount of $.009 and $.008 for Class A and C, respectively.

(f) Includes distributions in excess of net investment income in the amount of $.0006 and $.0004 for Class A and C, respectively.


                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000



                                                                                                PRINCIPAL
 FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                          AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.1%
BONDS 96.6%

 Bastrop PCR, International Paper Co. Project, Refunding, 6.90%, 3/01/07 .................      $  500,000      $  520,290
 Bossier City Public Improvement Sales and Use Tax Revenue,
    FGIC Insured, 5.00%, 12/01/19 ........................................................       1,145,000       1,000,272
    Refunding, FGIC Insured, 5.00%, 12/01/21 .............................................       1,875,000       1,608,113
    Refunding, FGIC Insured, 5.00%, 12/01/22 .............................................       1,515,000       1,299,688
 Calcasieu Parish Public Trust Authority Mortgage Revenue, Refunding,
    Series A, 7.75%, 6/01/12 .............................................................         415,000         431,982
    Series B, 6.875%, 11/01/12 ...........................................................         665,000         684,485
 Calcasieu Parish Public Trust Authority SFMR, Series A, GNMA Secured,
    FNMA Insured, 6.40%, 4/01/32 .........................................................         285,000         285,758
 De Soto Parish Environmental Improvement Revenue, International Paper Co. Project,
    5.60%, 11/01/22 ......................................................................       2,250,000       1,950,773
    Series A, 7.70%, 11/01/18 ............................................................       1,500,000       1,594,710
    Series A, 5.65%, 12/01/21 ............................................................       1,000,000         877,200
 De Soto Parish PCR, Cleco Utility Group Inc. Project, Refunding,
    AMBAC Insured, 5.875%, 9/01/29 .......................................................       8,000,000       7,733,840
 Denham Spring Livingston Housing and Mortgage Finance Authority SFHR, Series A,
    FHA Insured, ETM, 7.20%, 8/01/10 .....................................................       1,380,000       1,511,224
 East Baton Rouge Mortgage Finance Authority, SFM Purchase,
    Refunding, Series A, 6.10%, 10/01/29 .................................................         990,000         985,911
    Series A, GNMA Secured, 7.875%, 8/01/23 ..............................................         530,000         543,255
    Series F, GNMA Secured, 7.875%, 12/01/21 .............................................         630,000         654,167
 East Baton Rouge Parish PCR, Georgia-Pacific Corp. Project, Refunding, 5.50%, 4/01/09 ...       2,000,000       1,940,180
 East Baton Rouge Parish Sales and Use Tax, FGIC Insured, 5.90%, 2/01/18 .................         750,000         745,853
 Jefferson Parish School Board Sales and Use Tax Revenue, Series A, ETM, 7.35%, 2/01/03 ..         500,000         532,410
 Jefferson Sales Tax District Special Sales Tax Revenue, Refunding, FSA Insured,
    5.00%, 12/01/22 ......................................................................       4,500,000       3,860,460
 Lafayette Public Trust Financing Authority SFMR,
    Refunding, Series A, 8.50%, 11/15/12 .................................................         187,142         189,059
    Series A, ETM, 7.20%, 4/01/11 ........................................................          30,000          30,071
 Lafourche Parish Home Mortgage Authority SFMR, ETM, 7.40%, 7/01/10 ......................          95,000         104,925
 Lake Charles Harbor and Terminal District Port Facilities Revenue, Occidental
    Petroleum Corp., Refunding, 7.20%, 12/01/20 ..........................................       3,000,000       3,086,610
 Lake Charles Nonprofit HDC, Section 8 Assisted Mortgage Revenue, Chateau Project,
    Refunding, Series A, FSA Insured, 7.875%, 2/15/25 ....................................         750,000         736,710
 Leesville IDBR, Wal-Mart Stores Inc. Project, Refunding, 7.10%, 3/01/11 .................       1,750,000       1,782,323
 Louisiana HFA, Mortgage Revenue,
    MF, Refunding, Series A, FHA Insured, 7.00%, 7/01/22 .................................       2,795,000       2,801,512
    MF Westview Project, FHA Insured, 7.80%, 4/01/30 .....................................         750,000         772,868
 Louisiana Local Government Environmental Facilities CDAR, Delgado Community
    College Foundation Project, MBIA Insured, 6.00%, 10/01/29 ............................       1,000,000         978,280
 Louisiana Local Government Environmental Facility Revenue, Baton Rouge Apartments,
    Series A, MBIA Insured, 6.375%, 1/01/30 ..............................................       4,265,000       4,298,011
 Louisiana Public Facilities Authority Hospital Revenue,
    Franciscan Missionaries, Series C, MBIA Insured, 5.00%, 7/01/19 ......................       3,750,000       3,243,075
    Louisiana Health Systems Corp. Project, Refunding, FSA Insured, 5.00%, 10/01/22 ......       1,000,000         849,790
    Pendleton Memorial Methodist, Refunding, 5.25%, 6/01/28 ..............................       5,000,000       3,540,100
    Touro Infirmary Project, Series A, 5.625%, 8/15/29 ...................................       6,000,000       4,677,900
    Women's Hospital Foundation Project, Refunding, FSA Insured, 5.60%, 10/01/19 .........       1,500,000       1,416,510
 Louisiana Public Facilities Authority Lease Revenue, Orleans Parish School Board
    Project, FSA Insured, 5.65%, 6/15/11 .................................................       1,230,000       1,238,930
 Louisiana Public Facilities Authority Revenue,
    Alton Ochsner Medical Foundation Project, Series C, MBIA Insured, 6.50%, 5/15/22 .....         930,000         963,303
    Centenary College Project, Pre-Refunded, 5.90%, 2/01/17 ..............................       1,000,000       1,039,660
    Centenary College Project, Refunding, 5.75%, 2/01/29 .................................       7,300,000       6,687,019
    Dillard University Project, Refunding, AMBAC Insured, 5.00%, 2/01/18 .................       2,000,000       1,750,320
    HFA, Mortgage Purchase, FNMA Insured, 6.05%, 1/01/26 .................................       1,200,000       1,179,876
    MFH, One Lakeshore, Refunding, Series A, GNMA Secured, 6.40%, 7/20/20 ................       1,900,000       1,917,613
    SFM Purchase, Series C, 8.45%, 12/01/12 ..............................................         873,837         912,951
    Student Loan, Series A, Sub Series 3, 7.00%, 9/01/06 .................................         955,000         974,090
    Tulane University, AMBAC Insured, 6.05%, 10/01/25 ....................................       5,500,000       5,471,345
    Xavier University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/17 ......       1,000,000         929,660
    Xavier University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/27 ......       6,015,000       5,251,035
 Louisiana State Office Facilities Corp. Lease Revenue, Capitol Complex Program, Series A,
    MBIA Insured, 5.375%, 3/01/19 ........................................................       3,000,000       2,818,230


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)



                                                                                                   PRINCIPAL
 FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                             AMOUNT           VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

 Louisiana State Offshore Terminal Authority Deepwater Port Revenue,
    Loop Inc., First Stage, Refunding, Series B, 7.20%, 9/01/08 .............................      $1,000,000      $  1,040,170
    Series E, 7.60%, 9/01/10 ................................................................         480,000           492,413
    Series E, Pre-Refunded, 7.60%, 9/01/10 ..................................................         520,000           538,876
 Louisiana State University Agricultural and Mechanical College University Revenues,
    Auxiliary, MBIA Insured, 5.50%, 7/01/26 .................................................       1,500,000         1,380,810
    Louisiana State University at Eunice Project, MBIA Insured, 5.00%, 6/01/18 ..............       1,025,000           899,776
 Mississippi River Bridge Authority Revenue, 6.75%, 11/01/12 ................................       1,050,000         1,110,333
 Natchitoches Parish GO, Consolidated School District No. 7, Series B, Pre-Refunded, 7.50%,
    3/01/09 .................................................................................         230,000           230,000
    3/01/10 .................................................................................         235,000           235,000
 New Orleans GO,
    Drain Systems, AMBAC Insured, 5.00%, 12/01/18 ...........................................       1,000,000           879,580
    Public Improvement, Series A, AMBAC Insured, 5.125%, 12/01/27 ...........................       1,000,000           860,000
    Refunding, AMBAC Insured, 6.00%, 9/01/21 ................................................         700,000           695,821
 New Roads Electric System Revenue, 7.00%, 7/01/17 ..........................................       1,000,000         1,023,760
 Office Facility Corp. Capital Facilities Bonds, 7.75%, 12/01/10 ............................       1,600,000         1,690,432
 Orleans Levee District GO, Levee Improvement, FSA Insured, 5.95%, 11/01/14 .................         875,000           890,409
 Orleans Parish Parishwide School District GO,
    AMBAC Insured, 5.375%, 9/01/21 ..........................................................       3,500,000         3,205,300
    Refunding, Series B, FGIC Insured, 5.50%, 9/01/20 .......................................       1,000,000           939,230
    Series A, FGIC Insured, 5.125%, 9/01/22 .................................................       1,000,000           875,530
 Orleans Parish School Board, Series 95, FGIC Insured, 5.375%, 9/01/18 ......................       1,950,000         1,820,501
 Ouachita Parish Hospital Service District No. 1 Revenue, Glenwood Regional
    Medical Center, Refunding, FSA Insured, 5.75%, 5/15/21 ..................................       2,500,000         2,382,150
 Puerto Rico Commonwealth GO, Series 1990, Pre-Refunded, 7.70%, 7/01/20 .....................         500,000           516,025
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.90%, 7/01/07 ..........................................................................         120,000           121,476
    7.75%, 7/01/08 ..........................................................................          50,000            50,714
 Puerto Rico HFC, SFMR, Portfolio No. 1,
    Series B, GNMA Secured, 7.65%, 10/15/22 .................................................          25,000            25,690
    Series C, GNMA Secured, 6.85%, 10/15/23 .................................................         650,000           667,245
 Rapides Parish Housing and Mortgage Finance Authority Revenue, SFM Purchase,
    FHA Insured, ETM, 7.25%, 8/01/10 ........................................................       1,370,000         1,481,326
 Shreveport Certificates of Indebtedness, Refunding, Series A, AMBAC Insured, 5.00%, 10/01/16       1,000,000           898,290
 Shreveport Water and Sewer Revenue, Series A, FGIC Insured, 5.95%, 12/01/14 ................       3,500,000         3,546,900
 St. Bernard Home Mortgage Authority Revenue, SF, Series A, FGIC Insured, ETM, 7.50%, 9/01/10         435,000           482,406
 St. Bernard Parish Exempt Facilities Revenue, Mobil Oil Corp. Project, 5.90%, 11/01/26 .....       2,000,000         1,867,860
 St. Bernard Parish Home Mortgage Authority SFMR, Refunding, Series A, 8.00%, 3/25/12 .......         352,826           365,719
 St. Charles Parish PCR,
    Louisiana Power and Light Co. Project, 7.50%, 6/01/21 ...................................       2,500,000         2,590,750
    Union Carbide Corp. Project, Refunding, 5.10%, 1/01/12 ..................................       3,000,000         2,700,360
 St. Charles Parish Solid Waste Disposal Revenue, Louisiana Power and Light Co. Project,
    7.05%, 4/01/22 ..........................................................................       1,500,000         1,535,550
    Series A, 7.00%, 12/01/22 ...............................................................         750,000           773,003
 St. John's Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 ...............       2,500,000         2,218,125
 St. Tammany's Public Trust Financing Authority SFMR, Series A, ETM, 7.20%,
    7/01/10 .................................................................................         165,000           178,868
    7/01/11 .................................................................................          50,000            55,660
 State Colleges and Universities Lease Revenue, University of Southwestern Louisiana,
    Cajundome, MBIA Insured, 5.65%, 9/01/26 .................................................       3,080,000         2,876,073
 Tangipahoa Parish Hospital Service Revenue, District No. 1, Refunding, AMBAC Insured,
    6.25%, 2/01/24 ..........................................................................       5,500,000         5,531,955
 University of Louisiana Board of Supervisors Lease Revenue, LaFayette Cajundome
    Convention, MBIA Insured, 6.25%, 9/01/29 ................................................       1,200,000         1,208,796
 University System Board of Supervisors Revenue, Northwestern State University Wellness,
    AMBAC Insured, 5.10%, 4/01/24 ...........................................................       1,000,000           864,430
 Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
    10/01/18 ................................................................................       3,000,000         2,652,390
 West Feliciana Parish PCR, Gulf State Utility Co. Project, 7.70%, 12/01/14 .................       6,500,000         6,875,501
                                                                                                                   ------------
 TOTAL BONDS ................................................................................                       149,677,550
                                                                                                                   ------------
 ZERO COUPON BONDS 1.5%
 Shreveport Water and Sewer Revenue, Refunding, Series B, FGIC Insured,12/01/11 .............       5,000,000         2,352,750
                                                                                                                   ------------
 TOTAL LONG TERM INVESTMENTS (COST $158,139,552) ............................................                       152,030,300
                                                                                                                   ------------


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                   PRINCIPAL
 FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                             AMOUNT           VALUE
-------------------------------------------------------------------------------------------------------------------------------
(a) SHORT TERM INVESTMENTS .5%
     Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc.,
         1st Stage, ACES, Refunding, Daily VRDN and Put,  3.80%, 9/01/06 (COST $800,000) ....      $ 800,000       $    800,000
                                                                                                                   ------------
     TOTAL INVESTMENTS (COST $158,939,552) 98.6% ............................................                       152,830,300
     OTHER ASSETS, LESS LIABILITIES 1.4% ....................................................                         2,199,181
                                                                                                                   ------------
     NET ASSETS 100.0% ......................................................................                      $155,029,481
                                                                                                                   ============



See glossary of terms on page 109.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN MARYLAND TAX-FREE INCOME FUND

                                                                         YEAR ENDED FEBRUARY 29,
                                                 --------------------------------------------------------------------
CLASS A                                           2000(a)         1999            1998            1997         1996(d)
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $  11.66      $  11.64        $  11.33        $  11.38      $  10.92
                                                 --------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................         .56           .58             .59             .61           .62
 Net realized and unrealized gains (losses) .       (1.00)          .06             .32            (.03)          .47
                                                 --------------------------------------------------------------------
Total from investment operations ............        (.44)          .64             .91             .58          1.09
                                                 --------------------------------------------------------------------
Less distributions from:
 Net investment income ......................        (.56)         (.58)(e)        (.60)(f)        (.63)         (.63)
 Net realized gains .........................        (.03)         (.04)             --              --            --
                                                 --------------------------------------------------------------------
Total distributions .........................        (.59)         (.62)           (.60)           (.63)         (.63)
                                                 --------------------------------------------------------------------
Net asset value, end of year ................    $  10.63      $  11.66        $  11.64        $  11.33      $  11.38
                                                 ====================================================================

Total return(b) .............................       (3.86)%        5.64%           8.27%           5.24%        10.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $221,176      $253,014        $213,005        $185,234      $175,078
Ratios to average net assets:
 Expenses ...................................         .72%          .74%            .74%            .73%          .74%
 Net investment income ......................        5.07%         4.91%           5.20%           5.42%         5.56%
Portfolio turnover rate .....................       11.78%         6.02%           3.19%          12.71%         8.11%

CLASS C
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $  11.75      $  11.72        $  11.40        $  11.44      $  10.93
                                                 --------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................         .51           .51             .54             .55           .47
 Net realized and unrealized gains (losses) .       (1.01)          .07             .31            (.03)          .51
                                                 --------------------------------------------------------------------
Total from investment operations ............        (.50)          .58             .85             .52           .98
                                                 --------------------------------------------------------------------
Less distributions from:
 Net investment income ......................        (.50)         (.51)(e)        (.53)           (.56)         (.47)
 Net realized gains .........................        (.03)         (.04)             --              --            --
                                                 --------------------------------------------------------------------
Total distributions .........................        (.53)         (.55)           (.53)           (.56)         (.47)
                                                 --------------------------------------------------------------------
Net asset value, end of year ................    $  10.72      $  11.75        $  11.72        $  11.40      $  11.44
                                                 ====================================================================

Total return(b) .............................       (4.37)%        5.11%           7.70%           4.68%         9.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $ 17,298      $ 16,826        $ 10,515        $  5,084      $    913
Ratios to average net assets:
 Expenses ...................................        1.27%         1.29%           1.30%           1.27%         1.31%(c)
 Net investment income ......................        4.53%         4.35%           4.63%           4.78%         4.95%(c)
Portfolio turnover rate .....................       11.78%         6.02%           3.19%          12.71%         8.11%



(a)  Based on average shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

(d)  For the period May 1, 1995 (effective date) to February 29, 1996 for Class
     C.

(e) Includes distributions in excess of net investment income in the amount of $.004 and $.003 for Class A and C, respectively.

(f) Includes distributions in excess of net investment income in the amount of $.005.


                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000



                                                                                                   PRINCIPAL
 FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                             AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.3%

 Anne Arundel County Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.00%, 1/01/26 ...      $1,650,000      $1,649,835
 Anne Arundel County PCR, Baltimore Gas and Electric Co. Project, Refunding,
    6.00%, 4/01/24 .........................................................................       9,500,000       9,392,175
 Baltimore Convention Center Revenue, FGIC Insured, Pre-Refunded, 6.15%, 9/01/19 ...........       4,250,000       4,454,978
 Baltimore COP, Refunding, Series C, MBIA Insured, 7.25%, 4/01/16 ..........................         545,000         556,549
 Baltimore County Authority Revenue, Series 1989, 7.20%, 7/01/19 ...........................          90,000          91,428
 Baltimore County Mortgage Revenue, Old Orchard Apartments Project, Refunding, Series A,
    MBIA Insured,
    7.00%, 7/01/16 .........................................................................       1,000,000       1,044,420
    7.125%, 1/01/27 ........................................................................       3,000,000       3,144,660
 Baltimore Economic Development Lease Revenue, Armistead Partnership, Refunding, Series A,
    6.75%, 8/01/02 .........................................................................         780,000         794,664
    7.00%, 8/01/11 .........................................................................       3,225,000       3,358,322
 Baltimore GO, Consolidated Public Improvement,
    Series A, FGIC Insured, 5.30%, 10/15/15 ................................................       1,000,000         963,940
    Series A, FGIC Insured, 5.30%, 10/15/17 ................................................       1,500,000       1,427,340
    Series A, FSA Insured, 5.25%, 10/15/17 .................................................       3,300,000       3,075,270
    Series B, 7.15%, 10/15/08 ..............................................................       1,000,000       1,128,780
 Baltimore Port Facilities Revenue, Consolidated Coal Sales, Series A, 6.50%, 10/01/11 .....       1,850,000       1,951,843
 Baltimore Project Revenue, Wastewater Project, Refunding, Series B, FGIC Insured, 5.00%,
    7/01/18 ................................................................................       1,000,000         887,770
    7/01/28 ................................................................................       4,000,000       3,366,920
 Baltimore Revenue, Wastewater Project, Refunding, Series A, FGIC Insured, 5.80%, 7/01/15 ..       5,000,000       5,035,600
 Carroll County Revenue, Fairhaven and Copper Ridge, Refunding, Series A, Asset Guarantee,
    5.375%, 1/01/16 ........................................................................       2,000,000       1,890,800
    5.50%, 1/01/19 .........................................................................       1,000,000         940,730
    5.625%, 1/01/25 ........................................................................       2,000,000       1,883,980
 Frederick County College Revenue, Hood College Project, 7.20%, 7/01/09 ....................         350,000         358,505
 Frederick County EDR, Manekin Frederick Project, Refunding, Series A, 7.50%, 12/01/14 .....         500,000         513,365
 Gaithersberg Hospital Facilities Revenue, Shady Grove Adventist Hospital,
    Refunding and Improvement, FSA Insured, 6.00%, 9/01/21 .................................       8,000,000       7,971,280
 Harford County Mortgage Revenue, Greenbrier V Apartments Project, Refunding,
    FHA Insured, 6.50%, 11/01/26 ...........................................................       3,000,000       3,064,980
 Howard County Mortgage Revenue, Normandy Woods III Apartments Project, Refunding,
    Series A, FHA Insured, 6.10%, 7/01/25 ..................................................       2,000,000       2,001,080
 Maryland Environmental Services COP, Water and Waste Facilities, Series A,
    6.70%, 6/01/11 .........................................................................       1,900,000       1,967,963
 Maryland Local Government Insurance Trust Capitalization Program, Series A,
    7.125%, 8/01/09 ........................................................................         650,000         668,330
 Maryland State CDA, Department of Housing and Community Development,
    MFHR Mortgage, Series A, 7.80%, 5/15/32 ................................................         985,000       1,007,497
    MFHR Mortgage, Series A, 6.85%, 5/15/33 ................................................       1,120,000       1,150,162
    MFHR Mortgage, Series D, 7.70%, 5/15/20 ................................................       1,000,000       1,030,960
    MFHR Mortgage, Series E, 7.10%, 5/15/28 ................................................         675,000         692,813
    Residential, Series D, 5.25%, 9/01/29 ..................................................       5,000,000       4,303,100
    Series B, 5.35%, 9/01/30 ...............................................................       2,985,000       2,597,517
    SF Program, 2nd Series, 5.00%, 4/01/17 .................................................       3,000,000       2,743,440
    SF Program, 2nd Series, 7.60%, 4/01/23 .................................................         290,000         298,752
    SF Program, 3rd Series, 7.25%, 4/01/27 .................................................       1,435,000       1,467,288
    SF Program, 4th Series, 7.375%, 4/01/10 ................................................         985,000       1,005,764
    SF Program, 4th Series, 7.45%, 4/01/32 .................................................         190,000         195,107
    SF Program, 5th Series, 6.85%, 4/01/11 .................................................       1,955,000       2,011,421
    SFHR Program, 1st Series, 7.30%, 4/01/17 ...............................................       1,000,000       1,029,950
 Maryland State EDC, Lease Revenue, Hilton Street Facilities, Series A, 7.00%, 1/01/10 .....       1,000,000       1,052,800
 Maryland State Energy Financing Administration Solid Waste Disposal Revenue,
    Limited Obligation, Wheelabrator Water Projects,  6.45%, 12/01/16 ......................       3,000,000       3,041,610
 Maryland State Health and Higher Educational Facilities Authority Revenue,
    Anne Arundel Medical Center, FSA Insured, 5.125%, 7/01/28 ..............................       2,000,000       1,705,160
    Anne Arundel Medical Center, FSA Insured, 5.125%, 7/01/33 ..............................       7,190,000       6,119,050
    Charity Obligation Group, Series A, 5.00%, 11/01/19 ....................................       1,515,000       1,325,504
    Charity Obligation Group, Series A, 5.00%, 11/01/29 ....................................       2,250,000       1,880,235
    Doctors Community Hospital, Pre-Refunded, 8.75%, 7/01/12 ...............................       1,000,000       1,034,740
    Doctors Community Hospital, Pre-Refunded, 8.75%, 7/01/22 ...............................         250,000         258,685

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)



                                                                                                   PRINCIPAL
 FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                             AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

 Maryland State Health and Higher Educational Facilities Authority Revenue, (cont.)
    Doctors Community Hospital, Refunding, 5.75%, 7/01/13 .................................      $ 3,000,000      $  2,544,060
    Helix Health Issue, AMBAC Insured, ETM, 5.00%, 7/01/27 ................................       11,000,000         9,530,180
    Johns Hopkins Medical Institutions, Parking Facilities, AMBAC Insured, 5.50%, 7/01/26 .        9,750,000         9,095,775
    Johns Hopkins Medicine, MBIA Insured, 5.00%, 7/01/19 ..................................        1,000,000           875,520
    Johns Hopkins University Issue, 6.00%, 7/01/39 ........................................        5,000,000         4,954,700
    Kernan Hospital, Connie Lee Insured, 6.10%, 7/01/24 ...................................        1,700,000         1,702,465
    Mercy Medical Center Project, Refunding, FSA Insured, 5.75%, 7/01/26 ..................        1,500,000         1,435,260
    Roland Park Place Project, Refunding, 5.625%, 7/01/18 .................................        2,500,000         1,967,950
    Roland Park Place Project, Refunding, 5.625%, 7/01/24 .................................        5,000,000         3,786,850
    Upper Chesapeake Hospitals, Series A, FSA Insured, 5.375%, 1/01/28 ....................        9,440,000         8,430,298
    Upper Chesapeake Hospitals, Series A, FSA Insured, 5.125%, 1/01/33 ....................        7,400,000         6,301,322
 Maryland State Industrial Development Financing Authority EDR, FSA Insured, Pre-Refunded,
    7.10%, 7/01/18 ........................................................................        1,350,000         1,419,188
 Maryland State Industrial Development Financing Authority Revenue, American Center
    Physics Headquarters, 6.625%, 1/01/17 .................................................        6,000,000         6,114,300
 Maryland State Stadium Authority Lease Revenue, Convention Center Expansion,
   AMBAC Insured, 5.875%, 12/15/14 ........................................................        4,655,000         4,720,729
 Maryland State Stadium Authority Sports Facilities Lease Revenue, AMBAC Insured,
    5.75%, 3/01/22 ........................................................................        5,000,000         4,866,250
    5.80%, 3/01/26 ........................................................................        2,045,000         1,991,482
 Maryland State Transportation Facilities Authority Revenue, Refunding, Series 1992,
    5.75%, 7/01/13 ........................................................................        5,400,000         5,428,674
 Maryland Water Quality Financing Administration Revenue, Revolving Loan Fund,
    Series A, 6.55%, 9/01/14 ..............................................................        1,000,000         1,035,490
 Montgomery County Housing Opportunities Commission MFHR, Series B, FHA Insured,
    6.00%, 7/01/37 ........................................................................        2,500,000         2,423,825
 Montgomery County Housing Opportunities Commission MFMR, Series A,
    7.25%, 7/01/11 ........................................................................          375,000           387,675
    7.00%, 7/01/23 ........................................................................        2,410,000         2,481,288
 Montgomery County Housing Opportunities Commission SFMR, Series A,
    6.80%, 7/01/17 ........................................................................        1,775,000         1,813,855
    7.50%, 7/01/17 ........................................................................          190,000           194,627
    7.625%, 7/01/17 .......................................................................            5,000             5,019
 Montgomery County Revenue Authority Golf Course System Revenue, Series A,
    6.125%, 10/01/22 ......................................................................        1,000,000           937,460
 Northeast Solid Waste Disposal Authority Revenue, Montgomery County Resources
    Recreation Project, Series A,
    6.20%, 7/01/10 ........................................................................        3,100,000         3,160,233
    6.30%, 7/01/16 ........................................................................        6,000,000         6,004,680
 Ocean City GO, Refunding, MBIA Insured, 5.75%,
    3/15/12 ...............................................................................        1,880,000         1,912,486
    3/15/13 ...............................................................................        1,120,000         1,134,190
    3/15/14 ...............................................................................        1,180,000         1,189,523
 Prince George's County COP, Real Estate Acquisition Program II, MBIA Insured,
   6.00%, 9/15/14 .........................................................................        2,050,000         2,092,066
 Prince George's County GO, Consolidated Public Improvement, MBIA Insured,
    5.00%, 4/15/18 ........................................................................        2,100,000         1,877,043
 Prince George's County Hospital Revenue, Dimensions Health Corp., Pre-Refunded,
    7.00%, 7/01/22 ........................................................................        1,000,000         1,066,640
 Prince George's County Housing Authority MFHR, Emerson House Project, Series A,
    7.00%, 4/15/19 ........................................................................        5,500,000         5,675,835
 Prince George's County Housing Authority Mortgage Revenue, New Keystone
    Apartments Project, Refunding, Series A, MBIA Insured,  6.80%, 7/01/25 ................        2,900,000         2,957,159
 Prince George's County IDA, Lease Revenue, Upper Marlboro Justice Center Project,
    MBIA Insured, 5.80%, 6/30/14 ..........................................................        2,750,000         2,772,248
 Prince George's County Parking Authority Revenue, Justice Center Facilities Project,
    Refunding, 6.45%, 5/01/05 .............................................................          500,000           520,485
 Prince George's County PCR, Refunding, Potomac Electric Project,
    6.00%, 9/01/22 ........................................................................        1,200,000         1,173,936
    6.375%, 1/15/23 .......................................................................        2,975,000         3,021,202
 Puerto Rico Commonwealth GO, Public Improvement, Refunding, 5.75%, 7/01/17 ...............        3,000,000         2,964,120
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
    Series Y, 5.50%, 7/01/26 ..............................................................        6,900,000         6,360,213
 Rockville Mortgage Revenue, Summit Apartments Project, Refunding, Series A,
    MBIA Insured, 5.70%, 1/01/26 ..........................................................        1,145,000         1,110,295
 University of Maryland Auxiliary Facilities System and Tuition Revenue, Series A,
    5.60%, 4/01/16 ........................................................................        1,000,000         1,002,840
 Virgin Islands PFA Revenue, senior lien,
    Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 .................................        1,700,000         1,503,021
    Refunding, Series A, 5.50%, 10/01/14 ..................................................        3,300,000         3,044,510
                                                                                                                   -----------
 TOTAL LONG TERM INVESTMENTS (COST $243,019,553) ..........................................                        234,524,029
                                                                                                                   -----------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)



                                                                                            PRINCIPAL
     FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                   AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------
(a) SHORT TERM INVESTMENTS .1%

     Maryland State Health and Higher Educational Facilities Authority Revenue,
        Adjustable Pooled Loan Program, Series B, Weekly VRDN and Put, 3.85%,
        4/01/35 (COST $200,000) ......................................................      $ 200,000      $    200,000
                                                                                                           ------------
     TOTAL INVESTMENTS (COST $243,219,553) 98.4% .....................................                      234,724,029
     OTHER ASSETS, LESS LIABILITIES 1.6% .............................................                        3,749,916
                                                                                                           ------------
     NET ASSETS 100.0% ...............................................................                     $238,473,945
                                                                                                           ============



See glossary of terms on page 109.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN MISSOURI TAX-FREE INCOME FUND

                                                                              YEAR ENDED FEBRUARY 29,
                                                 ----------------------------------------------------------------
CLASS A                                           2000(a)         1999          1998          1997         1996(d)
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $  12.19      $  12.23      $  11.83      $  11.94      $  11.44
                                                 ----------------------------------------------------------------
Income from investment operations:
 Net investment income ......................         .60           .61           .64           .65           .65
 Net realized and unrealized gains (losses) .       (1.15)           --           .44          (.07)          .49
                                                 ----------------------------------------------------------------
Total from investment operations ............        (.55)          .61          1.08           .58          1.14
                                                 ----------------------------------------------------------------
Less distributions from:
 Net investment income ......................        (.61)         (.62)         (.64)         (.65)         (.64)
 Net realized gains .........................        (.01)         (.03)         (.04)         (.04)           --
                                                 ----------------------------------------------------------------
Total distributions .........................        (.62)         (.65)         (.68)         (.69)         (.64)
                                                 ----------------------------------------------------------------
Net asset value, end of year ................    $  11.02      $  12.19      $  12.23      $  11.83      $  11.94
                                                 ================================================================

Total return(b) .............................       (4.62)%        5.12%         9.43%         5.06%        10.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $346,649      $386,948      $308,045      $269,564      $247,522
Ratios to average net assets:
 Expenses ...................................         .69%          .70%          .71%          .70%          .71%
 Net investment income ......................        5.16%         4.99%         5.32%         5.56%         5.58%
Portfolio turnover rate .....................       18.43%        15.21%        14.30%        21.81%        18.27%

CLASS C
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $  12.24      $  12.27      $  11.85      $  11.97      $  11.47
                                                 ----------------------------------------------------------------
Income from investment operations:
 Net investment income ......................         .53           .54           .58           .57           .48
 Net realized and unrealized gains (losses) .       (1.16)          .01           .45          (.07)          .50
                                                 ----------------------------------------------------------------
Total from investment operations ............        (.63)          .55          1.03           .50           .98
                                                 ----------------------------------------------------------------
Less distributions from:
 Net investment income ......................        (.54)         (.55)         (.57)         (.58)         (.48)
 Net realized gains .........................        (.01)         (.03)         (.04)         (.04)           --
                                                 ----------------------------------------------------------------
Total distributions .........................        (.55)         (.58)         (.61)         (.62)         (.48)
                                                 ----------------------------------------------------------------
Net asset value, end of year ................    $  11.06      $  12.24      $  12.27      $  11.85      $  11.97
                                                 ================================================================

Total return(b) .............................       (5.21)%        4.58%         8.96%         4.32%         8.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $ 23,537      $ 20,396      $ 10,045      $  4,295      $  1,325
Ratios to average net assets:
 Expenses ...................................        1.24%         1.25%         1.27%         1.27%         1.27%(c)
 Net investment income ......................        4.62%         4.44%         4.75%         4.92%         4.94%(c)
Portfolio turnover rate .....................       18.43%        15.21%        14.30%        21.81%        18.27%



(a)  Based on average shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

(d)  For the period May 1, 1995 (effective date) to February 29, 1996 for Class
     C.


                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000



                                                                                                  PRINCIPAL
 FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 101.3%

 Audrain County Hospital Revenue, Audrain Medical Center Project, Refunding,
    AMBAC Insured, 7.35%, 11/01/08 ........................................................      $   500,000      $   528,250
 Bi-State Development Agency Missouri Illinois Metropolitan District,
    St. Clair County Metrolink Extension, Series A, MBIA Insured, 5.00%, 7/01/28 ..........        3,000,000        3,115,020
    Term Facilities Revenue, American Commercial Lines Inc., Pre-Refunded, 7.75%, 6/01/10 .        6,500,000        5,487,300
 Cape Girardeau County IDA, Solid Waste Disposal Revenue, Procter and
    Gamble Paper Products, 5.30%, 5/15/28 .................................................        6,875,000        5,916,488
 Fenton Public Facility Authority Leasehold Revenue, 5.25%, 1/01/18 .......................        2,250,000        1,961,865
 Guam Airport Authority Revenue,
    Series A, 6.50%, 10/01/23 .............................................................        1,075,000        1,116,054
    Series B, 6.60%, 10/01/10 .............................................................          500,000          523,885
    Series B, 6.70%, 10/01/23 .............................................................        4,000,000        4,186,640
 Guam Power Authority Revenue, Refunding, Series A,
    5.125%, 10/01/29 ......................................................................        2,000,000        1,660,980
    5.25%, 10/01/34 .......................................................................        2,000,000        1,678,800
 Hazelwood IDA, MFHR, Lakes Apartments Project, Refunding, Series A, GNMA Secured,
    6.10%, 9/20/26 ........................................................................        1,745,000        1,717,883
 Howard Bend Levee District Special Tax,
    5.65%, 3/01/13 ........................................................................        1,000,000          946,060
    5.85%, 3/01/19 ........................................................................        4,000,000        3,713,640
 Jackson County IDAR, St. Joseph's Health Center Corp., MBIA Insured, 6.50%, 7/01/19 ......        3,000,000        3,120,870
 Jefferson County GO, Reorganized School District No. R-3, AMBAC Insured, 7.00%, 3/01/09 ..          370,000          377,992
 Kansas City Airport Revenue, General Improvement, Series B, FSA Insured, Pre-Refunded,
    6.875%, 9/01/12 .......................................................................          605,000          656,528
 Kansas City IDA, MFHR,
    Hilltop Village Apartments Project, Refunding, Series A, 5.70%, 10/01/17 ..............        1,030,000          988,028
    Hilltop Village Apartments Project, Refunding, Series A, 5.80%, 10/01/27 ..............        1,555,000        1,461,513
    Mews Apartments Project, Series A, FNMA Insured, 6.30%, 7/01/20 .......................        3,345,000        3,362,160
 Kansas City IDAR, Ewing Marion Kauffman, Series B, 5.70%, 4/01/27 ........................       11,100,000       10,570,974
 Kansas City Land Clearance RDA Lease Revenue, Municipal Auditorium and Muehlebach Hotel,
    Series A, FSA Insured, 5.90%, 12/01/18 ................................................        5,000,000        4,999,450
 Kansas City MAC Revenue, Leasehold Improvement,
    Citywide Infrastructure, Series B, FSA Insured, 6.50%, 3/01/14 ........................        7,790,000        8,088,513
    Truman Medical Center, Series A, Pre-Refunded, 7.00%, 11/01/11 ........................        1,665,000        1,725,356
 Kansas City Municipal Assistance, Leasehold Roe Bartle, Refunding, Series A,
    MBIA Insured, 5.00%, 4/15/20 ..........................................................       17,635,000       15,347,917
 Kansas City Tax Increment Financing Commission Tax Increment Revenue, Briarcliff
    West Project, Series B, 7.00%, 11/01/14 ...............................................        3,525,000        3,655,637
 Lake of the Ozarks Community Bridge Corp. Bridge System Revenue,
    Pre-Refunded, 6.25%, 12/01/16 .........................................................        2,000,000        2,154,580
    Pre-Refunded, 6.40%, 12/01/25 .........................................................        7,000,000        7,579,390
    Refunding, 5.25%, 12/01/14 ............................................................        1,000,000          871,310
    Refunding, 5.25%, 12/01/26 ............................................................        1,000,000          812,160
 Lee's Summit IDA, MFHR, Crossroads Apartment Project, Series A, FSA Insured,
    6.15%, 10/01/29 .......................................................................        2,695,000        2,623,313
 Lee's Summit IDAR, John Knox Village Project,
    6.55%, 8/15/10 ........................................................................        1,000,000        1,008,730
    6.625%, 8/15/13 .......................................................................        2,000,000        2,042,840
 Missouri School Board Association COP, Pooled Finance Program,
    Series A-3, BIG Insured, 7.875%, 3/01/06 ..............................................            5,000            5,056
    Series A-5, BIG Insured, 7.375%, 3/01/06 ..............................................           35,000           35,452
 Missouri School Board Association Lease COP,
    Fox C-6 School District, FSA Insured, 5.75%, 3/01/16 ..................................        5,000,000        4,974,150
    Republic R-3 School District Project, Refunding, FSA Insured, 6.00%, 3/01/16 ..........        2,220,000        2,242,200
 Missouri State Development Finance Board Recreation Facilities Revenue, YMCA Greater
    St. Louis Project, Series A, 5.40%, 9/01/18 ...........................................        7,420,000        6,887,541
 Missouri State Development Finance Board Solid Waste Disposal Revenue, Procter and
    Gamble Paper Product, 5.20%, 3/15/29 ..................................................        3,000,000        2,587,470
 Missouri State Environmental Improvement and Energy Resources Authority Environmental
    Improvement Revenue,  Union Electric Co. Project, Series A, 7.40%, 5/01/20 ............        2,390,000        2,447,241
 Missouri State Environmental Improvement and Energy Resources Authority PCR,
    National Rural Association, Electric Project, Series G-6, AMBAC Insured, 5.85%, 2/01/13        2,100,000        2,133,915
    Thomas Hill Electric Cooperative, 5.50%, 12/01/11 .....................................        2,000,000        1,989,560
 Missouri State Environmental Improvement and Energy Resources Authority Water PCR,
    Revolving Fund Program,
    PCR, Kansas City Project, Series A, 5.75%, 1/01/16 ....................................        1,000,000        1,003,030
    Series A, 7.00%, 10/01/10 .............................................................          940,000          970,541
    Series A, 6.55%, 7/01/14 ..............................................................        4,500,000        4,732,335

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)



                                                                                                  PRINCIPAL
 FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                            AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

 Missouri State Environmental Improvement and Energy Resources Authority Water
    PCR, Revolving Fund Program, (cont.)
    Series A, FSA Insured, 6.05%, 7/01/16 .................................................      $ 1,000,000      $ 1,012,990
    Series B, 7.125%, 12/01/10 ............................................................          430,000          445,871
    Series B, 5.80%, 1/01/15 ..............................................................        1,000,000        1,010,000
    Series B, 7.20%, 7/01/16 ..............................................................        2,000,000        2,192,420
 Missouri State HDC,
    MFHR, FHA Insured, 8.50%, 12/01/29 ....................................................          135,000          135,069
    Series B, GNMA Secured, 6.40%, 12/01/24 ...............................................        2,055,000        2,065,563
    SFMR, Homeowner Loan, Series B-1, 5.65%, 3/01/30 ......................................        8,000,000        7,278,400
    SFMR, Homeowner Loan, Series D, GNMA Secured, 6.125%, 3/01/28 .........................        1,480,000        1,448,032
    SFMR, Series A, GNMA Secured, 7.625%, 2/01/22 .........................................          200,000          204,576
    SFMR, Series B, GNMA Secured, 6.10%, 9/01/14 ..........................................        1,615,000        1,629,470
    SFMR, Series B, GNMA Secured, 7.625%, 6/01/21 .........................................          160,000          161,662
    SFMR, Series B, GNMA Secured, 7.75%, 6/01/22 ..........................................          910,000          930,985
    SFMR, Series B, GNMA Secured, 6.45%, 9/01/27 ..........................................        1,600,000        1,615,600
    SFMR, Series B-2, GNMA Secured, FNMA Insured, 5.50%, 3/01/25 ..........................        1,910,000        1,735,159
    SFMR, Series C, GNMA Secured, 6.90%, 7/01/18 ..........................................        1,090,000        1,117,980
    SFMR, Series D-2, GNMA Secured, FNMA Insured, 5.40%, 9/01/28 ..........................        2,340,000        2,081,617
 Missouri State Health and Educational Facilities Authority Educational Facilities
    Revenue, Washington University, 5.00%, 11/15/37 .......................................       11,150,000        9,198,862
 (b)Series B, 6.00%, 3/01/30 ..............................................................       10,550,000       10,520,777
 Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
    BJC Health System, MBIA Insured, 5.00%, 5/15/38 .......................................        5,000,000        4,052,200
    Children's Mercy Hospital, 5.30%, 5/15/28 .............................................       12,420,000       10,517,380
    Freeman Health Systems Project, 5.25%, 2/15/28 ........................................        2,750,000        2,048,035
    Health Midwest, Series A, MBIA Insured, 6.40%, 2/15/15 ................................        5,000,000        5,104,350
    Health Midwest, Series B, MBIA Insured, 6.10%, 6/01/11 ................................          700,000          720,384
    Health Midwest, Series B, MBIA Insured, 6.25%, 6/01/14 ................................        1,990,000        2,039,272
    Health Midwest, Series B, MBIA Insured, 6.25%, 2/15/22 ................................        1,100,000        1,107,964
    Heartland Health System Project, AMBAC Insured, 6.35%, 11/15/17 .......................        2,745,000        2,800,394
    Jefferson Memorial Hospital Obligated Group, 6.75%, 5/15/15 ...........................        4,000,000        3,903,160
    Jefferson Memorial Hospital Obligated Group, 6.80%, 5/15/25 ...........................        3,250,000        3,084,933
    Lake of the Ozarks General Hospital, 6.25%, 2/15/11 ...................................          410,000          396,749
    Lake of the Ozarks General Hospital, FSA Insured, 5.125%, 2/15/24 .....................        2,500,000        2,155,750
    Lake of the Ozarks General Hospital, Pre-Refunded, 6.25%, 2/15/11 .....................          840,000          897,884
    Lake of the Ozarks General Hospital, Pre-Refunded, 6.50%, 2/15/21 .....................          670,000          726,448
    Lake of the Ozarks General Hospital, Refunding, 6.50%, 2/15/21 ........................          330,000          310,956
    Lutheran Senior Services, Refunding, 5.875%, 2/01/23 ..................................        2,600,000        2,344,784
    Lutheran Senior Services, Series A, 6.375%, 2/01/27 ...................................        4,000,000        3,877,320
    Park Lane Medical Center, Series A, MBIA Insured, 4.70%, 1/01/04 ......................        1,600,000        1,574,080
    Park Lane Medical Center, Series A, MBIA Insured, 5.60%, 1/01/15 ......................        7,300,000        6,960,477
    SSM Health Care, Refunding, Series A, MBIA Insured, 6.25%, 6/01/16 ....................          795,000          806,710
 Missouri State Health and Educational Facilities Authority Revenue, SSM Health Care,
    Refunding, Series A, MBIA Insured, 5.00%, 6/01/18 .....................................        7,310,000        6,395,080
 Missouri State Western College Revenue, Student Housing, Pre-Refunded, 8.00%, 10/01/16 ...        5,000,000        5,340,750
 Moberly Water and Sewer Revenue, Refunding and Improvement, FGIC Insured, Pre-Refunded,
    7.50%, 8/01/15 ........................................................................        1,000,000        1,033,510
 Monarch-Chesterfield Levee District, MBIA Insured, 5.75%, 3/01/19 ........................        1,920,000        1,900,320
 North Kansas City Hospital Revenue, AMBAC Insured, 5.00%, 11/15/28 .......................        4,300,000        3,576,697
 Northeast State University Recreational Facility Revenue, Campus Recreational
    Center Project, AMBAC Insured, 5.80%, 6/01/15 .........................................        1,000,000        1,005,730
 Northwest Educational Facilities Authority Leasehold Revenue, Jefferson County,
    FSA Insured, 5.70%, 3/01/15 ...........................................................        3,775,000        3,737,514
 Phelps County Hospital Revenue, Regional Medical Center, Refunding, Connie Lee Insured,
    6.00%, 5/15/13 ........................................................................        5,000,000        5,038,450
 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
    Pre-Refunded, 9.00%, 7/01/09 ..........................................................           40,000           45,736
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.90%, 7/01/07 ........................................................................           50,000           50,615
    7.75%, 7/01/08 ........................................................................          475,000          481,783
 Puerto Rico Electric Power Authority Revenue, Series X, 6.00%, 7/01/15 ...................        2,375,000        2,399,985
 Puerto Rico HFC Revenue, MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ......................          320,000          326,704

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)



                                                                                                    PRINCIPAL
 FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                              AMOUNT             VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

 Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23 .............      $ 1,265,000      $ 1,298,560
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Financing Authority Industrial Revenue,  Guaynabo Municipal Government,
   5.625%, 7/01/22 ...........................................................................        2,500,000        2,252,025
 Puerto Rico PBA Revenue, Government Facilities, Series B, AMBAC Insured, 5.00%, 7/01/27 .....        1,000,000          862,790
 Puerto Rico Port Authority Revenue, Special Facilities, American Airlines, Series A,
    6.25%, 6/01/26 ...........................................................................        2,500,000        2,376,325
 Puerto Rico Public Finance Corp. Commonwealth Appropriation, Series A, 5.00%, 6/01/26 .......        1,865,000        1,566,003
 Pulaski County IDA, MFHR, St. Robert Project, Series A, GNMA Secured, 6.00%, 8/20/39 ........        1,600,000        1,525,888
 Raymore GO, FSA Insured, Pre-Refunded, 6.00%, 3/01/14 .......................................        1,000,000        1,022,190
 Springfield Missouri IDAR, Bethesda Living Centers, Refunding, Series A,
    5.625%, 8/15/18 ..........................................................................        3,000,000        2,452,980
    5.70%, 8/15/28 ...........................................................................        5,250,000        4,114,478
 St. Charles County IDA, MFHR, Ashwood Apartments Project, Series A, FSA Insured,
    5.60%, 4/01/30 ...........................................................................        1,000,000          914,470
 St. Charles County Public Water Supply District No. 2 COP, Refunding, Series A, MBIA Insured,
    5.00%, 12/01/20 ..........................................................................        3,240,000        2,816,532
 St. Charles Public Facility Authority Leasehold Revenue, Refunding, AMBAC Insured, 5.80%,
    2/01/10 ..................................................................................        3,000,000        3,064,440
 St. Louis Airport Revenue, Lambert-St. Louis International Airport,
    Refunding and Improvement, FGIC Insured, 6.125%, 7/01/15 .................................           75,000           76,057
    Series B, FGIC Insured, 5.25%, 7/01/27 ...................................................        2,555,000        2,231,026
 St. Louis County Housing Authority MFHR, Kensington Square Apartments Project, Refunding,
    6.55%, 3/01/14 ...........................................................................        1,000,000        1,024,750
    6.65%, 3/01/20 ...........................................................................        2,750,000        2,819,520
 St. Louis County IDA,
    Elderly Housing Revenue, Centenary Towers Apartments Project, 6.40%, 4/01/14 .............        1,000,000        1,013,730
    Elderly Housing Revenue, Centenary Towers Apartments Project, 6.55%, 4/01/19 .............        1,000,000        1,004,680
    Health Facilities Revenue, Healthcare Nazareth Living, Refunding, 5.625%, 8/15/19 ........        3,000,000        2,452,710
    Health Facilities Revenue, Healthcare Nazareth Living, Refunding, 5.625%, 8/15/29 ........        3,250,000        2,527,135
    Health Facilities Revenue, Mother of Perpetual Help, GNMA Secured, 6.40%, 8/01/35 ........        1,895,000        1,922,932
    MFHR, Lucas Hunt Village Project, Refunding, Series A, GNMA Secured, 5.125%, 9/20/23 .....        1,250,000        1,087,138
    MFHR, Lucas Hunt Village Project, Refunding, Series A, GNMA Secured, 5.20%, 9/20/31 ......        2,095,000        1,808,907
    MFHR, South Summit Apartments, Refunding, Series A, GNMA Secured, 6.10%, 4/20/32 .........        1,250,000        1,237,725
 St. Louis County IDAR, Bethesda Living Centers, Series B, 5.85%, 8/15/28 ....................        1,500,000        1,209,075
 St. Louis County Mortgage Revenue, GNMA Secured, 8.125%, 9/01/19 ............................           20,000           20,216
 St. Louis County Regional Convention and Sports Complex Authority Revenue, Convention
    and Sports Project, Refunding, Series B, 5.75%, 8/15/21 ..................................        5,565,000        5,391,650
 St. Louis IDA, Sewer and Solid Waste Disposal Facilities Revenue, Anheuser-Busch Project,
    5.875%, 11/01/26 .........................................................................        1,100,000        1,060,488
    5.75%, 12/01/27 ..........................................................................        1,700,000        1,603,389
 St. Louis Land Clearance RDA, Kiel Site Lease, Refunding, Series A, MBIA Insured,
    5.125%, 7/01/21 ..........................................................................        1,625,000        1,437,231
 St. Louis Municipal Finance Corp. Leasehold Revenue,
    City Justice Center Improvement, Series A, AMBAC Insured, 6.00%, 2/15/19 .................        5,370,000        5,406,838
    City Justice Center, Series A, AMBAC Insured, 6.00%, 2/15/20 .............................        1,000,000        1,005,890
    Refunding, Series A, 6.00%, 7/15/13 ......................................................       10,000,000       10,145,400
 St. Louis Parking Facilities Revenue,
    Argyle Building Facilities, Series A, MBIA Insured, 5.875%, 12/15/21 .....................          725,000          713,987
    Pre-Refunded, 6.625%, 12/15/21 ...........................................................          470,000          500,165
 St. Louis Regional Convention and Sports Complex Authority Revenue,
    Convention and Sports Facilities, Refunding, Series C, AMBAC Insured, 5.625%,
    8/15/21 ..................................................................................        4,725,000        4,485,348
    Series C, 7.75%, 8/15/01 .................................................................          915,000          935,606
    Series C, 7.90%, 8/15/21 .................................................................          555,000          579,858
    Series C, Pre-Refunded, 7.90%, 8/15/21 ...................................................        4,000,000        4,385,800
 Taney County IDA, Hospital Revenue, The Skaggs Community Hospital Association,
    5.30%, 5/15/18 ...........................................................................        3,000,000        2,372,640
    5.40%, 5/15/28 ...........................................................................        1,500,000        1,132,485
 Taney County Reorganization School District No. R-V GO, Direct Deposit Program,
    5.80%, 3/01/17 ...........................................................................        2,585,000        2,586,448
 University of Missouri Health Facilities Revenue, Series A, AMBAC Insured,
    5.125%, 11/01/28 .........................................................................        4,430,000        3,758,501
 University of Missouri Revenues, System Facilities, 5.80%, 11/01/27 .........................        7,750,000        7,571,983
 Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A,
    5.40%, 10/01/12 ..........................................................................        2,500,000        2,341,450
    5.50%, 10/01/22 ..........................................................................        2,500,000        2,155,800


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)



                                                                                                PRINCIPAL
    FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                        AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)

    West Plains IDA, Hospital Revenue, Ozarks Medical Center Project,
       Refunding, 5.50%, 11/15/12 .........................................................      $1,000,000      $     837,890
       Refunding, 5.60%, 11/15/17 .........................................................       1,700,000          1,344,054
       Refunding, 5.65%, 11/15/22 .........................................................       1,500,000          1,152,630
       Series A, Pre-Refunded, 8.625%, 9/15/20 ............................................       1,890,000          1,956,279
                                                                                                                 -------------
    TOTAL LONG TERM INVESTMENTS (COST $392,375,487) .......................................                        375,119,846
                                                                                                                 -------------
(a) SHORT TERM INVESTMENTS .1%
    Kansas City IDA, Hospital Revenue, Research Health Services System, MBIA Insured, Daily
        VRDN and Put, 3.90%, 10/15/14 .....................................................         200,000            200,000
    Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC
        Insured, Weekly VRDN and Put, 3.00%, 7/01/28 ......................................         200,000            200,000
                                                                                                                 -------------
    TOTAL SHORT TERM INVESTMENTS (COST $400,000) ..........................................                            400,000
                                                                                                                 -------------
    TOTAL INVESTMENTS (COST $392,775,487) 101.4% ..........................................                        375,519,846
    OTHER ASSETS, LESS LIABILITIES (1.4)% .................................................                         (5,334,133)
                                                                                                                 -------------
    NET ASSETS 100.0% .....................................................................                      $ 370,185,713
                                                                                                                 =============



See glossary of terms on page 109.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

                                                                             YEAR ENDED FEBRUARY 29,
                                                   --------------------------------------------------------------------------
CLASS A                                              2000(a)           1999            1998            1997            1996(d)
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........      $   12.16        $  12.11        $   11.73        $  11.75        $  11.37
                                                   --------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................            .60             .60              .62             .64             .64
 Net realized and unrealized gains (losses) .          (1.12)            .06              .38            (.03)            .39
                                                   --------------------------------------------------------------------------
Total from investment operations ............           (.52)            .66             1.00             .61            1.03
                                                   --------------------------------------------------------------------------
Less distributions from net investment income           (.60)           (.61)            (.62)           (.63)           (.65)(e)
                                                   --------------------------------------------------------------------------
Net asset value, end of year ................      $   11.04        $  12.16        $   12.11        $  11.73        $  11.75
                                                   ==========================================================================

Total return(b) .............................          (4.37)%          5.54%            8.78%           5.38%           9.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............      $ 315,101        $349,419        $ 297,406        $260,979        $247,031
Ratios to average net assets:
 Expenses ...................................            .68%            .70%             .70%            .70%            .71%
 Net investment income ......................           5.18%           4.95%            5.24%           5.47%           5.52%
Portfolio turnover rate .....................          21.07%           5.44%            9.95%           9.98%          25.19%

CLASS C
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........      $   12.24        $  12.18        $   11.79        $  11.80        $  11.41
                                                   --------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................            .54             .54              .56             .57             .49
 Net realized and unrealized gains (losses) .          (1.13)            .06              .39            (.02)            .38
                                                   --------------------------------------------------------------------------
Total from investment operations ............           (.59)            .60              .95             .55             .87
                                                   --------------------------------------------------------------------------
Less distributions from net investment income           (.53)           (.54)            (.56)           (.56)           (.48)
                                                   --------------------------------------------------------------------------
Net asset value, end of year ................      $   11.12        $  12.24        $   12.18        $  11.79        $  11.80
                                                   ==========================================================================

Total return(b) .............................          (4.88)%          5.02%            8.22%           4.83%           7.77%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............      $  38,577        $ 38,171        $  20,043        $  9,607        $  2,430
Ratios to average net assets:
 Expenses ...................................           1.23%           1.25%            1.26%           1.26%           1.28%(c)
 Net investment income ......................           4.63%           4.40%            4.69%           4.85%           4.90%(c)
Portfolio turnover rate .....................          21.07%           5.44%            9.95%           9.98%          25.19%


(a)  Based on average shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

(d)  For the period May 1, 1995 (effective date) to February 29, 1996 for Class
     C.

(e) Includes distributions in excess of net investment income in the amount of $.001.


                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000



                                                                                                     PRINCIPAL
 FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                         AMOUNT           VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.3%

 Appalachian State University Revenue, Utility Systems,
    MBIA Insured, Pre-Refunded, 6.10%, 5/15/13 ................................................      $1,075,000      $1,139,199
    MBIA Insured, 5.00%, 5/15/24 ..............................................................       3,000,000       2,554,890
    Refunding, MBIA Insured, 5.00%, 5/15/18 ...................................................       1,000,000         888,050
 Asheville Water System Revenue, FGIC Insured, 5.70%, 8/01/25 .................................       4,000,000       3,794,440
 Buncombe County Metropolitan Sewage District System Revenue,
    FSA Insured, 5.00%, 7/01/29 ...............................................................       5,000,000       4,181,550
    Series B, Pre-Refunded, 6.75%, 7/01/16 ....................................................          10,000          10,416
 Centennial Authority Hotel Tax Revenue, Arena Project, FSA Insured, 5.125%, 9/01/19 ..........       5,115,000       4,588,411
 Charlotte Airport Revenue, Series B, MBIA Insured, 6.00%,
    7/01/24 ...................................................................................       4,000,000       3,909,600
    7/01/28 ...................................................................................       6,300,000       6,132,167
 Charlotte COP, Convention Facility Project, AMBAC Insured, Pre-Refunded, 7.00%, 12/01/11 .....       2,250,000       2,378,925
 Charlotte-Mecklenberg Hospital Authority Health Care System Revenue,
    5.90%, 1/15/16 ............................................................................       3,465,000       3,340,364
    Carolinas Healthcare System, Series A, 5.125%, 1/15/22 ....................................       8,000,000       6,766,080
    Refunding, Series 1992, 6.25%, 1/01/20 ....................................................       2,620,000       2,575,905
    Refunding, Series 1992, Pre-Refunded, 6.25%, 1/01/20 ......................................       1,000,000       1,043,700
 Charlotte Water and Sewer GO, 5.00%, 2/01/21 .................................................       4,000,000       3,523,840
 Charlotte Water and Sewer Systems Revenue, 5.25%, 6/01/24 ....................................       2,000,000       1,814,180
 Coastal Solid Waste Disposal System Authority Revenue, Regional Solid Waste Management,
    Pre-Refunded, 6.50%, 6/01/08  .............................................................       3,100,000       3,267,679
  Columbus County Industrial Facilities and PCFA, Solid Water Disposal Revenue, International
  Paper Co. Project, Refunding, Series A, 5.80%, 12/01/16 .....................................       1,450,000       1,352,154
 Concord COP, Series B, MBIA Insured,
    5.75%, 6/01/16 ............................................................................       1,475,000       1,459,513
    6.125%, 6/01/21 ...........................................................................       2,180,000       2,191,641
 Cumberland County COP, Civic Center Project,
    Refunding, AMBAC Insured, 5.00%, 12/01/18 .................................................       3,000,000       2,646,360
    Series A, AMBAC Insured, Pre-Refunded, 6.40%, 12/01/19 ....................................       3,500,000       3,768,975
    Series A, AMBAC Insured, Pre-Refunded, 6.40%, 12/01/24 ....................................       3,765,000       4,054,340
 Cumberland County Finance Corp. Installment Payment Revenue, Detention Center and
    Mental Health, FSA Insured, 5.625%, 6/01/24 ...............................................       5,000,000       4,676,900
 Cumberland County Hospital Facilities Revenue, Cumberland County Hospital Systems Inc.,
    MBIA Insured, Pre-Refunded, 6.00%, 10/01/21 ...............................................       2,500,000       2,550,675
    Refunding, 5.25%, 10/01/29 ................................................................       5,250,000       4,061,295
 Davie County GO, North Carolina Water, Unlimited Tax, Pre-Refunded, 7.10%,
    4/01/10 ...................................................................................         350,000         357,788
    4/01/11 ...................................................................................         250,000         255,563
 Duplin County COP, Social Service Administrative Building, Solid Waste Project,
    FGIC Insured, 6.75%, 9/01/12 ..............................................................       2,000,000       2,084,880
 Durham COP, Series 1991, 6.875%, 4/01/09 .....................................................       1,650,000       1,712,205
 Durham County COP,
    Hospital and Office Facilities Project, Pre-Refunded, 6.00%, 5/01/14 ......................       3,000,000       3,136,140
    Hospital and Office Facilities Project, Pre-Refunded, 6.00%, 5/01/17 ......................       1,000,000       1,045,380
    Jail Facilities and Computer Equipment Project, Pre-Refunded, 6.625%, 5/01/14 .............       3,000,000       3,126,330
 Eastern Municipal Power Agency Power System Revenue, Refunding, Series D, 6.75%, 1/01/26 .....       5,000,000       4,939,200
 Fayetteville Public Works Commission Revenue, Series A, FSA Insured, 6.00%, 3/01/16 ..........       2,000,000       2,017,620
 Franklin County COP, AMBAC Insured, 5.00%, 6/01/25 ...........................................       1,250,000       1,059,738
 Gaston COP, Police Station Project, FGIC Insured, 5.70%, 8/01/15 .............................       1,500,000       1,484,760
 Gastonia Combined Utilities System Revenue, MBIA Insured,
    5.625%, 5/01/19 ...........................................................................       1,000,000         964,150
    Pre-Refunded, 6.10%, 5/01/19 ..............................................................       2,200,000       2,330,680
 Greensboro COP, Coliseum Arena Expansion Project, 6.75%, 12/01/09 ............................       1,610,000       1,695,588
 Greensboro HDC, Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.70%, 1/01/24 ..........       1,320,000       1,341,067
 Guam Power Authority Revenue, Series A, Pre-Refunded, 6.375%, 10/01/08 .......................       1,000,000       1,057,670
 Halifax County Industrial Facilities and PCFA Revenue, Champion International Corp. Project,
    5.45%, 11/01/33 ...........................................................................       4,000,000       3,311,680
    Refunding, 6.45%, 11/01/29 ................................................................       3,900,000       3,774,615
 Haywood County Industrial Facilities and PCFA, Environmental Improvement Revenue, Champion
   International Project, 6.25%, 9/01/25 ......................................................       2,000,000       1,893,020
 Highpoint Special Obligation Sales Tax Revenue, Solid Waste Management Project, 7.15%, 7/01/01         800,000         805,864
 Kinston Enterprise System Revenue, Combined Enterprise System, FSA Insured, 5.70%, 4/01/21 ...       1,700,000       1,629,552

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)



                                                                                            PRINCIPAL
 FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                 AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

 Kinston Housing Authority Mortgage Revenue, Kinston Towers Project, Refunding,
    6.75%, 12/01/18 .................................................................      $ 3,155,000      $ 3,186,834
 Martin County Industrial Facilities and PCFA Revenue,
    Pollution Control, Weyerhaeuser Co. Project, Refunding, 6.375%, 1/01/10 .........        3,000,000        3,058,800
    Solid Waste, Weyerhaeuser Co. Project, 5.65%, 12/01/23 ..........................        2,000,000        1,771,320
    Solid Waste, Weyerhaeuser Co. Project, 6.00%, 11/01/25 ..........................        5,400,000        4,982,525
 Mooresville Grade School District COP, AMBAC Insured, 6.35%, 10/01/14 ..............        1,000,000        1,026,210
 New Hanover County Hospital Revenue, New Hanover Regional Medical Center Project,
    MBIA Insured, 5.00%, 10/01/28 ...................................................        2,000,000        1,675,760
 New Hanover County Industrial Facilities and PCFA Revenue, Refunding, 6.70%, 7/01/19        1,000,000        1,009,940
 North Carolina Eastern Municipal Power Agency Power System Revenue,
    Refunding, Series A, 6.50%, 1/01/17 .............................................        9,000,000        8,836,650
    Refunding, Series A, 6.50%, 1/01/18 .............................................        3,000,000        2,974,680
    Refunding, Series A, 5.75%, 1/01/26 .............................................       10,000,000        8,675,000
    Series B, MBIA Insured, 5.875%, 1/01/21 .........................................        5,000,000        4,896,650
 North Carolina Educational Facilities Finance Agency Revenue, High Point
    College Project, 7.10%,
    12/01/07 ........................................................................          190,000          194,682
    12/01/08 ........................................................................          205,000          210,041
    12/01/09 ........................................................................          220,000          225,359
 North Carolina HFA,
    MF, Mortgage Loan Resolution, Refunding, Series H, 6.05%, 7/01/28 ...............        2,500,000        2,446,725
    MF, Refunding, Series A, AMBAC Insured, 5.90%, 7/01/20 ..........................        3,000,000        2,926,920
    MF, Refunding, Series J, 5.45%, 7/01/17 .........................................        2,175,000        2,044,196
    MFR, Refunding, Series B, 6.90%, 7/01/24 ........................................        2,925,000        3,060,662
    Refunding, Series F, 6.70%, 1/01/27 .............................................        4,855,000        5,028,662
    SF, Refunding, Series DD, 6.20%, 9/01/27 ........................................        2,885,000        2,854,938
    SF, Series JJ, 6.45%, 9/01/27 ...................................................        4,590,000        4,629,841
    SFMR, Series J, 7.40%, 3/01/22 ..................................................          135,000          138,013
    SFR, Refunding, Series S, 6.95%, 3/01/17 ........................................        2,240,000        2,316,989
    SFR, Series AA, 6.25%, 3/01/17 ..................................................          915,000          929,475
    SFR, Series RR, 5.85%, 9/01/28 ..................................................        3,500,000        3,292,660
    SFR, Series X, 6.65%, 9/01/19 ...................................................        1,890,000        1,935,833
 North Carolina Medical Care Commission Health Care Facilities Revenue,
    Novant Health Project, Refunding, Series A, MBIA Insured, 5.00%, 10/01/18 .......        1,000,000          876,660
    Novant Health Project, Refunding, Series A, MBIA Insured, 5.00%, 10/01/24 .......        5,500,000        4,660,370
    Scotland Memorial Hospital Project, Asset Guaranteed, 5.50%, 10/01/19 ...........          630,000          580,356
    Scotland Memorial Hospital Project, Asset Guaranteed, 5.50%, 10/01/29 ...........        1,220,000        1,085,288
 North Carolina Medical Care Commission Health System Revenue, Catholic Health
    East Project, Series C, AMBAC Insured, 5.00%,
    11/15/18 ........................................................................        2,500,000        2,190,450
    11/15/28 ........................................................................        4,600,000        3,836,860
 North Carolina Medical Care Commission Hospital Revenue,
    Annie Penn Memorial Hospital Project, Pre-Refunded, 7.50%, 8/15/21 ..............        4,700,000        5,016,357
    Annie Penn Memorial Hospital Project, Refunding, 5.25%, 1/01/12 .................        1,940,000        1,690,962
    Annie Penn Memorial Hospital Project, Refunding, 5.375%, 1/01/22 ................        1,920,000        1,466,342
    Duke University Hospital Project, Series C, 5.25%, 6/01/26 ......................        1,500,000        1,271,850
    Halifax Memorial Hospital Project, Pre-Refunded, 6.75%, 8/15/24 .................        3,500,000        3,717,350
    Halifax Regional Medical Center Project, 5.00%, 8/15/18 .........................        1,500,000        1,138,290
    Halifax Regional Medical Center Project, 5.00%, 8/15/24 .........................        2,800,000        2,030,588
    High Point Regional Health System, AMBAC Insured, 5.00%, 10/01/29 ...............        5,000,000        4,161,700
    Mission St. Joseph's Health System Project, MBIA Insured, 5.125%, 10/01/28 ......        5,000,000        4,254,750
    North Carolina Baptist Hospitals Project, Refunding, Series A, 6.00%, 6/01/22 ...        4,830,000        4,585,457
    Rex Healthcare Project, AMBAC Insured, 5.00%, 6/01/17 ...........................        2,780,000        2,453,600
    Southeastern Regional Medical Center, 6.25%, 6/01/29 ............................        4,000,000        3,614,480
    Transylvania Community Hospital Inc. Project, Refunding, 5.75%, 10/01/19 ........        1,090,000          908,428
    Wake County Hospital System Project, MBIA Insured, 5.375%, 10/01/26 .............       12,775,000       11,470,927
    Wayne Memorial Hospital Project, AMBAC Insured, Pre-Refunded, 6.00%, 10/01/21 ...        1,000,000        1,038,870
    Wayne Memorial Hospital Project, Refunding, AMBAC Insured, 5.00%, 10/01/21 ......        2,205,000        1,897,094
    Wilson Memorial Hospital Project, Refunding, AMBAC Insured, 5.625%, 11/01/18 ....        5,000,000        4,790,750
 North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue,
    Refunding, 6.25%, 1/01/17 .......................................................        6,820,000        6,659,935
    Series A, MBIA Insured, 5.00%, 1/01/20 ..........................................        2,000,000        1,717,880


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)



                                                                                                     PRINCIPAL
    FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)

     North Carolina State Education Assistance Authority Revenue, Guaranteed,
        Student Loan, sub. lien,
        Series A, 6.05%, 7/01/10 .............................................................      $ 3,310,000      $  3,319,367
        Series A, 6.30%, 7/01/15 .............................................................        1,500,000         1,507,695
        Series C, 6.35%, 7/01/16 .............................................................        4,500,000         4,502,385
     Onslow County Combined Enterprise System Revenue, MBIA Insured, 6.00%, 6/01/15 ..........        2,000,000         2,030,940
     Pender County COP, Pre-Refunded, 7.70%, 6/01/11 .........................................        1,195,000         1,262,518
     Person County COP, Law Enforcement Center Project, Series 1991, MBIA Insured,
        7.125%, 6/01/11 ......................................................................        2,165,000         2,260,065
     Piedmont Triad Airport Authority Airport Revenue, Refunding, Series A, FSA Insured,
        6.00%, 7/01/24 .......................................................................        5,745,000         5,749,078
     Pitt County COP,
        FGIC Insured, 6.00%, 4/01/12 .........................................................          750,000           773,145
        MBIA Insured, 5.85%, 4/01/17 .........................................................        5,055,000         5,054,697
     Puerto Rico Commonwealth GO,
        Pre-Refunded, 6.45%, 7/01/17 .........................................................        8,050,000         8,680,878
        Series 1990, Pre-Refunded, 7.25%, 7/01/10 ............................................          500,000           515,215
     Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Refunding,
        Series R, 7.15%, 7/01/00 .............................................................        1,250,000         1,261,925
     Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
        Series A,
        7.75%, 7/01/08 .......................................................................          100,000           101,428
        7.50%, 7/01/09 .......................................................................           25,000            25,299
     Puerto Rico Electric Power Authority Revenue,
        Series P, Pre-Refunded, 7.00%, 7/01/21 ...............................................        1,000,000         1,052,640
        Series T, Pre-Refunded, 6.375%, 7/01/24 ..............................................        1,000,000         1,079,550
        Series X, Pre-Refunded, 6.125%, 7/01/21 ..............................................        5,000,000         5,375,700
     Puerto Rico HFC Revenue, MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 .....................          365,000           372,647
     Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23 .........        2,205,000         2,263,499
     Puerto Rico Telephone Authority Revenue, Series L, Pre-Refunded,
        6.00%, 1/01/12 .......................................................................        1,885,000         1,929,957
        6.125%, 1/01/22 ......................................................................        1,490,000         1,544,862
     Raeford HDC Revenue, First Lien, Yadkin Trail, Refunding, Series A, 6.00%, 7/15/22 ......        1,405,000         1,403,159
     Robeson County Industrial Facilities and PCFA Revenue, Campbell Soup Co. Project,
        Refunding, 6.40%, 12/01/06 ...........................................................        1,750,000         1,876,228
     Rutherford County COP, Public Facilities Project, FGIC Insured, 6.25%, 6/01/23 ..........        1,850,000         1,872,626
     Scotland County COP, Jail/Courthouse Project, FSA Insured, 6.75%, 3/01/11 ...............        1,000,000         1,034,720
     Stokes County COP, MBIA Insured, 7.00%, 3/01/06 .........................................        1,000,000         1,037,810
     University of North Carolina at Chapel Hill Revenue, Parking System, Series A,
        5.70%, 5/15/27 .......................................................................        3,000,000         2,883,630
     University of North Carolina at Charlotte Revenue, Student Activity Center,
        MBIA Insured, 5.50%, 6/01/16 .........................................................        1,000,000           974,770
     Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A,
        5.50%, 10/01/18 ......................................................................        2,000,000         1,768,260
        5.625%, 10/01/25 .....................................................................        1,575,000         1,365,588
     Wake County Industrial Facilities and PCFA Revenue, Carolina Power and Light Co.,
        6.90%, 4/01/09 .......................................................................       10,000,000        10,213,500
     Winston-Salem SFMR, 8.00%, 9/01/07 ......................................................          235,000           241,216
     Winston-Salem Water and Sewer System Revenue, Series B, 5.70%, 6/01/17 ..................        2,250,000         2,247,323
                                                                                                                     ------------
    TOTAL LONG TERM INVESTMENTS (COST $359,532,505) ..........................................                        347,722,018
                                                                                                                     ------------
(a) SHORT TERM INVESTMENTS .4%
    Buncombe County GO, Weekly VRDN and Put, 3.95%, 6/01/16 ..................................          600,000           600,000
    Durham County GO, Weekly VRDN and Put, 3.90%, 5/01/08 ....................................          200,000           200,000
    North Carolina Medical Care Commission Hospital Revenue, Pooled Financing Project,
        Series A, Daily VRDN and Put, 3.85%, 10/01/16 ........................................          400,000           400,000
    North Carolina Medical Care Common Health Care Facilities Revenue, Methodist Home Project,
        Weekly VRDN and Put, 3.90%, 3/01/18 ..................................................          100,000           100,000
    Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured, Weekly VRDN
        and Put, 2.35%, 12/01/15 .............................................................          200,000           200,000
                                                                                                                     ------------
     TOTAL SHORT TERM INVESTMENTS (COST $1,500,000) ..........................................                          1,500,000
                                                                                                                     ------------
     TOTAL INVESTMENTS (COST $361,032,505) 98.7% .............................................                        349,222,018
     OTHER ASSETS, LESS LIABILITIES 1.3% .....................................................                          4,455,346
                                                                                                                     ------------
     NET ASSETS 100.0% .......................................................................                       $353,677,364
                                                                                                                     ============



See glossary of terms on page 109


(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN TEXAS TAX-FREE INCOME FUND

                                                                              YEAR ENDED FEBRUARY 29,
                                                -----------------------------------------------------------------------------
CLASS A                                          2000(a)             1999             1998              1997          1996(d)
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $ 11.42           $ 11.68           $ 11.37           $ 11.58         $ 11.25
                                                -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................       .58               .60               .62               .66             .67
 Net realized and unrealized gains (losses) .     (1.16)             (.05)              .36                --             .34
                                                -----------------------------------------------------------------------------
Total from investment operations ............      (.58)              .55               .98               .66            1.01
                                                -----------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................      (.58)(e)          (.60)(f)          (.63)             (.67)           (.68)
                                                -----------------------------------------------------------------------------
 In excess of net investment income .........        --                --              (.01)               --              --
 Net realized gains .........................      (.04)             (.21)             (.03)             (.20)             --
                                                -----------------------------------------------------------------------------
Total distributions .........................      (.62)             (.81)             (.67)             (.87)           (.68)
Net asset value, end of year ................   $ 10.22           $ 11.42           $ 11.68           $ 11.37         $ 11.58
                                                =============================================================================

Total return(b) .............................     (5.21)%            4.86%             8.91%             5.91%           9.15%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $104,433          $127,739          $130,578          $126,612        $129,702
Ratios to average net assets:
 Expenses ...................................       .78%              .77%              .76%              .75%            .76%
 Net investment income ......................      5.35%             5.17%             5.44%             5.70%           5.86%
Portfolio turnover rate .....................     20.93%            25.26%            34.52%            35.57%          18.38%

CLASS C
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $ 11.57           $ 11.81           $ 11.49           $ 11.68         $ 11.27
                                                -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................       .53               .53               .58               .60             .51
 Net realized and unrealized gains (losses) .     (1.18)             (.03)              .35               .02             .40
                                                -----------------------------------------------------------------------------
Total from investment operations ............      (.65)              .50               .93               .62             .91
                                                -----------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................      (.52)(e)          (.53)(f)          (.58)(g)          (.61)           (.50)
 Net realized gains .........................      (.04)             (.21)             (.03)             (.20)             --
                                                -----------------------------------------------------------------------------
Total distributions .........................      (.56)             (.74)             (.61)             (.81)           (.50)
                                                -----------------------------------------------------------------------------
Net asset value, end of year ................   $ 10.36           $ 11.57           $ 11.81           $ 11.49         $ 11.68
                                                =============================================================================

Total return(b) .............................     (5.77)%            4.40%             8.31%             5.48%           8.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $ 4,650           $ 5,229           $ 2,076           $   740         $    79
Ratios to average net assets:
 Expenses ...................................      1.34%             1.33%             1.33%             1.32%           1.33%(c)
 Net investment income ......................      4.79%             4.61%             4.79%             5.03%           5.23%(c)
Portfolio turnover rate .....................     20.93%            25.26%            34.52%            35.57%          18.38%


(a)  Based on average shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

(d)  For the period May 1, 1995 (effective date) to February 29, 1996 for Class
     C.

(e) Includes distributions in excess of net investment income in the amount of $.002.

(f) Includes distributions in excess of net investment income in the amount of $.0005 and $.0003 for Class A and Class C, respectively.

(g) Includes distributions in excess of net investment income in the amount of $.001.


                    See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000



                                                                                                PRINCIPAL
 FRANKLIN TEXAS TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.4%

 Alliance Airport Authority Special Facilities Revenue, American Airlines Inc. ............
    Project, 7.00%, 12/01/11 ..............................................................      $2,250,000      $2,361,870
 Austin Utility System Revenue, Series A,
    AMBAC Insured, 6.75%, 11/15/07 ........................................................         800,000         839,192
    Pre-Refunded, 8.00%, 11/15/16 .........................................................          50,000          52,017
 Bexar County Health Facilities Development Corp. Revenue, Incarnate Word Health
    Services, Refunding, FSA Insured, ETM, 6.00%, 11/15/15 ................................       3,000,000       3,156,240
 Bexar County HFC Revenue, GNMA Secured, 8.10%, 3/01/24 ...................................          85,000          87,999
 Bexar Metropolitan Water District Waterworks Systems Revenue, Refunding, MBIA Insured,
    6.35%, 5/01/25 ........................................................................       1,890,000       1,916,895
 Brazos Higher Education Authority Revenue, Student Loan Inc., Refunding,
    Series A-2, 6.80%, 12/01/04 ...........................................................         825,000         848,381
 Brazos River Authority PCR, Texas Utilities Electric Co. Project, Collateralized,
    Refunding, Series C, 5.55%, 6/01/30 ...................................................       3,000,000       2,501,250
    Series A, 7.875%, 3/01/21 .............................................................         500,000         520,465
 Brownsville Combined Tax and Revenue, Certificates of Obligation, Series A, FGIC Insured,
    5.60%, 2/15/19 ........................................................................       1,000,000         961,600
 Cameron County HFC, Collateralized Mortgage Obligation, Refunding, Series B, FGIC Insured,
    7.85%, 3/01/24 ........................................................................          70,000          72,462
 Canadian River Municipal Water Authority Contract Revenue, Conjunctive Use Groundwater,
    Refunding, MBIA Insured, 5.625%, 2/15/20 ..............................................       2,000,000       1,895,560
 Castleberry ISD, Refunding, 6.00%, 8/15/25 ...............................................       2,000,000       2,042,740
 Cimarron MUD, Waterworks and Sewer System Combined Tax and Revenue, Asset Guaranteed,
    Pre-Refunded, 7.50%, 3/01/15 ..........................................................       2,275,000       2,275,000
 Comal County Health Facilities Development Corp. Revenue, McKenna Memorial Hospital,
    Refunding, FHA Insured, 7.375%, 1/15/21 ...............................................       1,650,000       1,698,642
 Corpus Christi HFC, SFMR, Refunding, Series A, MBIA Insured, 7.70%, 7/01/11 ..............         670,000         698,529
 Dallas Civic Center Convention Complex Revenue, senior lien, AMBAC Insured,
 Pre-Refunded, 7.00%, 1/01/10 .............................................................       2,000,000       2,044,100
 Dallas HFC, SFMR, GNMA Secured, 7.85%, 12/01/10 ..........................................          95,000          98,029
 Dallas-Fort Worth International Airport Facilities Improvement Corp. Revenue,
    American Airlines Inc., 8.00%, 11/01/24 ...............................................       1,000,000       1,029,570
    American Airlines Inc., 6.375%, 5/01/35 ...............................................       1,000,000         933,290
    American Airlines Inc., Refunding, 6.00%, 11/01/14 ....................................       2,000,000       1,937,340
    Delta Airlines Inc., 7.625%, 11/01/21 .................................................       2,000,000       2,072,200
 Dallas-Fort Worth Regional Airport Revenue, Joint Dallas-Fort Worth International,
    Refunding, MBIA Insured, 5.75%, 11/01/24 ..............................................       1,000,000         944,630
 Dallas Housing Corp. Capital Projects Revenue, Section 8, Assisted Projects,
    Refunding, 7.70%, 8/01/05 .............................................................         500,000         509,465
 Decatur Hospital Authority Hospital Revenue, Series A, 5.75%, 9/01/29 ....................       4,245,000       3,253,962
 Denison Hospital Authority Revenue, Texoma Medical Center Inc. Project, 7.00%, 8/15/14 ...       1,250,000       1,231,000
 El Paso HFC, SFMR, Refunding, Series A, 8.75%, 10/01/11 ..................................         335,000         350,822
 Fort Worth HFC,
    HMR, Refunding, Series A, 8.50%, 10/01/11 .............................................         585,000         612,062
    SFMR, GNMA Secured, 8.25%, 12/01/11 ...................................................          20,000          20,259
 Gulf Coast Waste Disposal Authority Revenue,
    Champion International Corp., Series A, 6.875%, 12/01/28 ..............................       1,000,000         999,230
    Valero Energy Corp. Project, 5.70%, 4/01/32 ...........................................       3,000,000       2,491,560
 Harris County Health Facilities Development Corp. Revenue, Hermann Hospital Project,
    FSA Insured, Pre-Refunded, 7.00%, 10/01/14 ............................................         750,000         790,425
 Harrison County Health Facilities Development Corp. Hospital Revenue, Marshall Regional
    Medical Center Project, 5.50%, 1/01/18 ................................................       1,750,000       1,609,650
 Houston Higher Education Finance Corp. Higher Education Revenue, Rice University Project,
    Series A, 5.375%, 11/15/29 ............................................................       2,500,000       2,254,925
 Laredo ISD, GO, Insured, 5.25%, 8/01/24 ..................................................       4,000,000       3,529,480
 Leon County PCR, Nucor Corp. Project, Refunding, Series A, 7.375%, 8/01/09 ...............       2,000,000       2,087,160
 Lower Colorado River Authority Revenue,
    Refunding, Series B, AMBAC Insured, 7.00%, 1/01/11 ....................................          55,000          56,977
    Series B, AMBAC Insured, Pre-Refunded, 7.00%, 1/01/11 .................................         150,000         156,206
 Lower Neches Valley Authority IDC Revenue, Mobil Oil Refunding Corp., Refunding,
    5.55%, 3/01/33 ........................................................................       1,500,000       1,321,995
 Matagorda County Navigation District No. 1 PCR, Central Power and Light Co. Project,
    Refunding, Series E, MBIA Insured, 6.10%, 7/01/28 .....................................       1,500,000       1,495,830
 Mesquite Health Facilities Development Corp. Revenue, Retirement Facility,
    Christian Care Centers Inc., Refunding, Series A, 6.40%,
    2/15/16 ...............................................................................       1,000,000         933,760
    2/15/20 ...............................................................................       2,000,000       1,824,000
 Montgomery County Texas GO, Library,
    FGIC Insured, Pre-Refunded, 6.75%, 9/01/10 ............................................         280,000         292,958
    FGIC Insured, Pre-Refunded, 6.75%, 9/01/11 ............................................         295,000         308,653
    Refunding, FGIC Insured, 6.75%, 9/01/10 ...............................................         495,000         516,018
    Refunding, FGIC Insured, 6.75%, 9/01/11 ...............................................         530,000         552,885

                                                                                                PRINCIPAL
     FRANKLIN TEXAS TAX-FREE INCOME FUND                                                          AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)

    North Central Health Facility Development Corp. Revenue, C.C. Young Memorial
       Home Project,
       Refunding, 6.30%, 2/15/15 .......................................................      $  1,530,000      $  1,419,611
       Refunding, 6.375%, 2/15/20 ......................................................         2,785,000         2,535,353
       Series A, 5.375%, 2/15/14 .......................................................           500,000           413,945
       Series A, 5.375%, 2/15/25 .......................................................         1,000,000           722,860
    Nueces River Authority Environmental Improvement Revenue, Asarco Inc. Project,
       Refunding, 5.60%, 1/01/27 .......................................................         6,000,000         4,730,280
    Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding,
       5.65%, 12/01/22 .................................................................         2,000,000         1,698,720
    Red River Authority PCR, West Texas Utilities Co. Project, Public Service Co. of
       Oklahoma, Central Power and Light Co., Refunding, MBIA Insured, 6.00%, 6/01/20 ..         7,000,000         6,974,870
    Sabine River Authority PCR,
       Southwestern Electric Power Co., Refunding, MBIA Insured, 6.10%, 4/01/18 ........         5,000,000         5,031,350
       Texas Utilities Electric Co. Project, Collateralized, Refunding, FGIC Insured,
       6.55%, 10/01/22 .................................................................         1,200,000         1,234,200
    Tarrant County Health Facilities Development Corp. Health Systems Revenue,
       Harris Methodist Health, FGIC Insured, ETM, 6.00%, 9/01/24 ......................         4,000,000         3,997,440
    Tarrant County Health Facilities Development Corp. Revenue, Bethesda Living Centers,
       Series C, 5.75%,
       8/15/18 .........................................................................         1,570,000         1,310,087
       8/15/28 .........................................................................         3,900,000         3,098,043
    Texas City IDC, Marine Terminal Revenue, ARCO Pipe Line Co. Project, Refunding,
       7.375%, 10/01/20 ................................................................           500,000           578,645
    Texas Housing Agency Residential Development Mortgage Revenue, Series A,
       7.60%, 7/01/16 ..................................................................         1,410,000         1,442,162
    Texas State Department of Housing and Community Affairs HMR, Refunding, Series A,
       GNMA Secured, 6.95%, 7/01/23 ....................................................         1,420,000         1,472,114
    Texas State GO, Veterans Housing Assistance Fund I, Refunding, 6.15%, 12/01/25 .....         1,000,000         1,000,490
    Texas State Higher Education Coordinating Board College Student Loan Revenue,
       senior lien, 7.70%, 10/01/25 ....................................................           815,000           833,998
    Texas State Turnpike Authority Revenue, Mountain Creek Lake Bridge, 7.00%, 1/01/07..            20,000            20,262
    Texas Water Development Board Revenue, State Revolving Fund, senior lien, Series A,
       5.75%, 7/15/16 ..................................................................         3,275,000         3,257,577
    Tomball Hospital Authority Revenue, Refunding, 6.125%, 7/01/23 .....................         2,000,000         1,700,840
    University of Texas University Revenues, Financing System, Refunding,
       Series A, 7.00%, 8/15/07 ........................................................           665,000           695,357
       Series A, 5.70%, 8/15/20 ........................................................         1,000,000           964,890
       Series B, 6.75%, 8/15/13 ........................................................         1,300,000         1,349,842
    Waco Health Facilities Development Corp. Hospital Revenue, Hillcrest Baptist
       Medical Center Project, MBIA Insured, 7.125%, 9/01/14 ...........................           500,000           514,755
    West Side Calhoun County Navigation District Solid Waste Disposal Revenue,
       Union Carbide Chemical and Plastics Co. Project,  8.20%, 3/15/21 ................         1,000,000         1,034,900
    Wylie ISD, GO,
       Pre-Refunded, 7.00%, 8/15/24 ....................................................           660,000           749,285
       Refunding, 7.00%, 8/15/24 .......................................................           340,000           373,474
                                                                                                                ------------
    TOTAL LONG TERM INVESTMENTS (COST $111,945,433) ....................................                         107,342,633
                                                                                                                ------------
(a) SHORT TERM INVESTMENTS .1%
    Harris County Health Facilities Development Corp. Hospital Revenue,
    Methodist Hospital, Daily VRDN and Put, 3.80%, 12/01/26  (COST $100,000) ...........           100,000           100,000
                                                                                                                ------------
    TOTAL INVESTMENTS (COST $112,045,433) 98.5% ........................................                         107,442,633
    OTHER ASSETS, LESS LIABILITIES 1.5% ................................................                           1,639,654
                                                                                                                ------------
     NET ASSETS 100.0% .................................................................                        $109,082,287
                                                                                                                ============


See glossary of terms on page 109.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specific dates.


                    See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights



FRANKLIN VIRGINIA TAX-FREE INCOME FUND

                                                                              YEAR ENDED FEBRUARY 29,
                                                 -------------------------------------------------------------------------------
CLASS A                                           2000(a)             1999               1998             1997           1996(d)
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $ 11.88            $ 11.88            $ 11.65          $ 11.72          $ 11.33
                                                 -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................        .59                .60                .62              .65              .66
 Net realized and unrealized gains (losses) .      (1.09)               .03                .35             (.07)             .38
                                                 -------------------------------------------------------------------------------
Total from investment operations ............       (.50)               .63                .97              .58             1.04
                                                 -------------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................       (.59)(e)           (.60)(f)           (.64)            (.64)            (.65)
 Net realized gains .........................         --               (.03)              (.10)            (.01)              --
                                                 -------------------------------------------------------------------------------
Total distributions .........................       (.59)              (.63)              (.74)            (.65)            (.65)
                                                 -------------------------------------------------------------------------------
Net asset value, end of year ................    $ 10.79            $ 11.88            $ 11.88          $ 11.65          $ 11.72
                                                 ===============================================================================

Total return(b) .............................      (4.31)%             5.40%              8.53%            5.15%            9.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $327,235           $379,670           $332,199         $287,172         $271,396
Ratios to average net assets:
 Expenses ...................................        .68%               .68%               .69%             .69%             .69%
 Net investment income ......................       5.19%              4.98%              5.29%            5.56%            5.66%
Portfolio turnover rate .....................      22.53%              8.90%             12.90%           19.25%           12.72%

CLASS C
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $ 11.95            $ 11.95            $ 11.71          $ 11.77          $ 11.35
                                                 -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................        .53                .53                .57              .58              .49
 Net realized and unrealized gains (losses) .      (1.09)               .03                .34             (.05)             .41
                                                 -------------------------------------------------------------------------------
Total from investment operations ............       (.56)               .56                .91              .53              .90
                                                 -------------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................       (.53)(e)           (.53)(f)           (.57)            (.58)            (.48)
 Net realized gains .........................         --               (.03)              (.10)            (.01)              --
                                                 -------------------------------------------------------------------------------
Total distributions .........................       (.53)              (.56)              (.67)            (.59)            (.48)
                                                 -------------------------------------------------------------------------------
Net asset value, end of year ................    $ 10.86            $ 11.95            $ 11.95          $ 11.71          $ 11.77
                                                 ===============================================================================

Total return(b) .............................      (4.82)%             4.78%              7.97%            4.61%            8.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $21,454            $22,796            $13,186          $ 6,674          $ 2,050
Ratios to average net assets:
 Expenses ...................................       1.23%              1.24%              1.25%            1.25%            1.26%(c)
 Net investment income ......................       4.64%              4.42%              4.72%            4.94%            5.06%(c)
Portfolio turnover rate .....................      22.53%              8.90%             12.90%           19.25%           12.72%


(a)  Based on average shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

(d)  For the period May 1, 1995 (effective date) to February 29, 1996 for Class
     C.

(e) Includes distributions in excess of net investment income in the amount of $.0004 and $.0003 for Class A and C respectively.

(f) Includes distributions in excess of net investment income in the amount of $.0005 and $.0004 for Class A and C, respectively.


                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000


                                                                                                       PRINCIPAL
FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                                   AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 99.2%

Abingdon IDA, Hospital Facilities Revenue, Johnston Memorial Hospital, Refunding, 5.375%, 7/01/28     $ 5,000,000    $ 4,116,050
Albermarle County IDAR,
   Martha Jefferson Hospital, Refunding, 5.875%, 10/01/13 ........................................      5,000,000      4,825,350
   University of Virginia Health Services Foundation, Pre-Refunded, 6.50%, 10/01/22 ..............      1,125,000      1,189,024
Alexandria IDA, Educational Facilities Revenue, Episcopal High School, 5.875%, 1/01/29 ...........      2,500,000      2,353,000
Arlington County GO, Pre-Refunded, 6.00%, 8/01/13 ................................................      2,085,000      2,205,159
Arlington County IDA, Hospital Facilities Revenue, Arlington Hospital, Series A, Pre-Refunded,
    7.125%, 9/01/21 ..............................................................................      2,000,000      2,108,000
Augusta County IDAR, Augusta Hospital Corp. Project,
   AMBAC Insured, Pre-Refunded, 6.625%, 9/01/12 ..................................................      1,000,000      1,046,870
   Pre-Refunded, 7.00%, 9/01/21 ..................................................................      2,000,000      2,101,460
Augusta County Virginia Service Authority Water and Sewer Revenue, MBIA Insured, 5.00%, 11/01/24 .      2,400,000      2,054,472
Bedford County IDA, IDR, Nekoosa Packaging Corp. Project, Refunding,
   5.60%, 12/01/25 ...............................................................................     11,000,000      9,404,560
   6.30%, 12/01/25 ...............................................................................      2,000,000      1,909,280
   Series A, 6.55%, 12/01/25 .....................................................................      5,000,000      4,926,000
Chesapeake Hospital Authority Facilities Revenue, Chesapeake General Hospital, 8.20%, 7/01/05 ....      2,500,000      2,569,725
Chesapeake IDA,
   Nursing Home Revenue, Sentara Life Care Corp. Project, 8.00%, 11/01/17 ........................        220,000        224,466
   Public Facilities Lease Revenue, Chesapeake Jail Project, MBIA Insured, 6.00%, 6/01/12 ........      3,940,000      4,063,519
Chesapeake Toll Road Revenue, Expressway, Series A, 5.625%,
   7/15/19 .......................................................................................      2,000,000      1,864,800
   7/15/32 .......................................................................................      8,000,000      7,126,880
Covington-Alleghany County IDA, PCR, Westvaco Corp. Project, Refunding, 6.65%, 9/01/18 ...........      5,000,000      5,113,400
Danville COP, Social Services, Pre-Refunded, 7.625%, 4/01/13 .....................................      2,000,000      2,106,320
Danville GO, Series 1991, Pre-Refunded, 6.75%,
   2/01/10 .......................................................................................        655,000        681,757
   2/01/11 .......................................................................................        705,000        733,799
Danville IDA,
   Hospital Revenue, Danville Regional Medical Center, FGIC Insured, Pre-Refunded, 6.50%, 10/01/24      5,000,000      5,355,850
   Solid Waste Disposal Revenue, International Paper Co., 6.50%, 3/01/19 .........................        500,000        499,995
Fairfax County EDA, Parking Revenue, Huntington Metrorail, Pre-Refunded, 7.00%, 9/01/10 ..........      1,000,000      1,033,650
Fairfax County EDA Revenue, National Wildlife Federation, MBIA Insured, 5.375%, 9/01/29 ..........      8,000,000      7,190,640
Fairfax County IDAR, Health Care, Inova Health System Project,
   6.00%, 8/15/26 ................................................................................      5,000,000      4,845,350
   Refunding, Series A, 5.00%, 8/15/25 ...........................................................      5,000,000      4,189,250
Fairfax County Redevelopment and Housing Authority MFHR,
   Cedar Ridge Apartments, GNMA Secured, 6.30%, 12/20/27 .........................................      4,700,000      4,792,966
   Paul Spring Center, Refunding, Series A, FHA Insured, 5.90%, 6/15/17 ..........................      1,000,000        990,290
   Paul Spring Center, Refunding, Series A, FHA Insured, 6.00%, 12/15/28 .........................      1,000,000        973,190
Fairfax County Sewer Revenue, MBIA Insured, 5.875%, 7/15/28 ......................................      6,500,000      6,389,370
Frederick County IDA, Lease Revenue, Government Complex Facilities Project, MBIA Insured,
    6.50%, 12/01/09 ..............................................................................      2,040,000      2,169,581
Fredericksburg IDA, Hospital Facilities Revenue, Medicorp Health System Obligation,
    Refunding, AMBAC Insured, 5.25%,
   6/15/16 .......................................................................................      1,860,000      1,741,797
   6/15/23 .......................................................................................     10,000,000      8,847,700
Front Royal and Warren County IDAR, Mortgage, Heritage Hall No. 13, Refunding, FHA Insured,
    8.25%, 7/15/05 ...............................................................................         20,000         20,250
Goochland County IDA, IDR, Nekoosa Packaging Corp., Refunding, 5.65%, 12/01/25 ...................      5,500,000      4,777,300
Greater Richmond Convention Center Authority Hotel Tax Revenue, Convention Center
   Expansion Project,
   6.875%, 6/15/29 ...............................................................................      7,980,000      7,941,376
   6.25%, 6/15/32 ................................................................................      8,175,000      8,215,793
Guam Airport Authority Revenue,
   Refunding, Series A, 6.375%, 10/01/10 .........................................................        830,000        860,810
   Series A, 6.50%, 10/01/23 .....................................................................      1,000,000      1,038,190
Halifax County IDA, Exempt Facilities Revenue, Old Dominion Electric Cooperative Project,
    6.50%, 12/01/12 ..............................................................................      3,000,000      3,085,680
Hampton Redevelopment and Housing Authority Senior Living Association Revenue, Refunding,
    Series A, GNMA Secured,
6.00%, 1/20/26 ...................................................................................      1,060,000      1,051,658
Hampton Roads Medical College General Revenue, Refunding, Series A, 6.875%, 11/15/16 .............      1,500,000      1,556,760
Hampton Roads Regional Jail Authority Jail Facilities Revenue, Series A, MBIA Insured,
    5.00%, 7/01/28 ...............................................................................     10,000,000      8,442,000
Hanover County Water and Sewer System Revenue, MBIA Insured, 5.25%, 2/01/26 ......................      4,175,000      3,686,066

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                           PRINCIPAL
FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                      AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Henrico County IDAR, Solid Waste, Browning-Ferris Industries, South Atlantic Inc.,
     Series A, 5.875%, 3/01/17 ...................................................        $1,000,000        $  852,140
Henry County IDA, Hospital Revenue, Memorial Hospital of Martinsville and Henry,
    Refunding, 6.00%, 1/01/27 ....................................................         1,250,000         1,174,000
Leesburg Utilities System Revenue, Refunding, MBIA Insured, 5.125%, 7/01/22 ......         3,750,000         3,298,688
Loudoun County IDA, Hospital Revenue, Loudoun Hospital Center, FSA Insured,
    5.80%, 6/01/26 ...............................................................         3,000,000         2,917,020
Loudoun County Sanitation Authority Water and Sewer Revenue,
   Refunding, FGIC Insured, 5.125%, 1/01/26 ......................................         3,795,000         3,290,075
   Refunding, FGIC Insured, 5.125%, 1/01/30 ......................................         5,250,000         4,505,498
   Series 96, FGIC Insured, 5.25%, 1/01/26 .......................................         6,500,000         5,777,850
   Series 96, FGIC Insured, 5.25%, 1/01/30 .......................................         1,000,000           875,140
Lynchburg IDA, Healthcare Facilities Revenue, Centra Health, Refunding,
    5.20%, 1/01/28 ...............................................................         8,000,000         6,686,960
Lynchburg Redevelopment and Housing Authority Revenue, Waldon Pond III,
    Refunding, Series A, GNMA Secured, 6.20%, 7/20/27 ............................         1,000,000         1,009,880
Mecklenburg County IDAR, Exempt Facility, Series A, 7.35%, 5/01/08 ...............         4,500,000         4,642,470
Metropolitan Washington D.C. Airports Authority General Airport Revenue,
   Refunding, Series A, FGIC Insured, 5.00%, 10/01/27 ............................         5,000,000         4,171,500
   Series A, 7.60%, 10/01/14 .....................................................         1,000,000         1,033,600
   Series A, 5.375%, 10/01/23 ....................................................         3,985,000         3,621,409
   Series B, 5.75%, 10/01/20 .....................................................         6,000,000         5,701,500
Middlesex County IDA, Lease Revenue, School Facilities Project, MBIA Insured,
   5.875%, 8/01/21 ...............................................................         1,420,000         1,391,969
   6.10%, 8/01/26 ................................................................         1,725,000         1,724,879
Newport News IDA, Mortgage Revenue, Mennowood Communities Inc., Series A,
    GNMA Secured, 6.25%, 8/01/36 .................................................         2,990,000         3,027,943
Newport News Redevelopment and Housing Authority Revenue, Refunding, Series A,
    GNMA Secured, 5.85%, 12/20/30 ................................................         4,060,000         3,892,200
Norfolk IDAR,
   Children's Hospital of the Kings' Group Inc., AMBAC Insured, Pre-Refunded,
    7.00%, 6/01/11 ...............................................................         3,000,000         3,146,280
   Health Care, Bon Secours Health, Series B, MBIA Insured, 5.25%, 8/15/26 .......         3,000,000         2,635,170
   Medical Center Hospital Project, Series A, 7.00%, 11/01/07 ....................            20,000            20,032
Norfolk Parking System Revenue, MBIA Insured, 5.55%, 2/01/27 .....................         4,475,000         4,168,060
Norfolk Water Revenue, MBIA Insured, 5.90%, 11/01/25 .............................         5,900,000         5,822,651
Northern Virginia Transportation District Commission Commuter Rail Revenue,
    Railway Express Project, FSA  Insured, Pre-Refunded, 7.00%, 7/01/05 ..........           360,000           370,483
Peninsula Airport Commission Revenue, Airport Improvement, 7.25%, 7/15/11 ........         1,000,000         1,044,180
Peninsula Ports Authority Coal Terminal Revenue, Coal Terminal Association
    Project, Refunding, 7.375%, 6/01/20 ..........................................         5,480,000         5,644,400
Peninsula Ports Authority Health System Revenue, Riverside Health System
    Project, Series A, Pre-Refunded, 6.625%, 7/01/18..............................         6,000,000         6,344,040
Peninsula Ports Authority Hospital Facilities Revenue, Whittaker Memorial
    Hospital Project, Refunding, FHA Insured, 8.70%, 8/01/23 .....................            50,000            54,041
Prince William County Service Authority Water and Sewer Systems Revenue,
    FGIC Insured, 5.50%, 7/01/29 .................................................         5,000,000         4,611,300
Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
   Series Q, Pre-Refunded, 8.00%, 7/01/18 ........................................         1,000,000         1,033,010
   Series Y, 5.50%, 7/01/36 ......................................................         2,000,000         1,822,560
   Series Y, Pre-Refunded, 6.00%, 7/01/22 ........................................         2,000,000         2,125,780
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax
    Revenue, Series A,
   7.90%, 7/01/07 ................................................................           100,000           101,230
   7.75%, 7/01/08 ................................................................           350,000           354,998
Puerto Rico Electric Power Authority Revenue,
   Refunding, Series Z, 5.25%, 7/01/21 ...........................................         1,500,000         1,340,670
   Series P, Pre-Refunded, 7.00%, 7/01/21 ........................................         1,500,000         1,578,960
Puerto Rico HFC Revenue,
   MF Mortgage, Portfolio A-I, 7.50%, 4/01/22.....................................         2,055,000         2,098,052
   Sixth Portfolio, Section 8, Assisted Project, FHA Mortgage Insured,
   Pre-Refunded, 7.75%, 12/01/26 .................................................            20,000            22,940
Puerto Rico HFC, SFMR, Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22 ..            40,000            41,104
Richmond GO, Refunding and Improvement, Series A, FSA Insured, 5.125%, 1/15/24 ...         2,000,000         1,758,640
Richmond Metropolitan Authority Expressway Revenue,
   Refunding, Series B, FGIC Insured, 6.25%, 7/15/22 .............................         5,000,000         5,091,050
   Series A, FGIC Insured, Pre-Refunded, 6.375%, 7/15/16 .........................         2,500,000         2,633,925
South Boston IDAR, Halifax Community Hospital Inc. Project, 7.375%, 9/01/11 ......         4,250,000         4,488,340
Spotsylvania County Water and Sewer System Revenue, MBIA Insured,
   5.25%, 6/01/22 ................................................................         6,500,000         5,853,445
   5.40%, 6/01/27 ................................................................         7,800,000         7,107,126
Staunton IDA, Facilities Revenue, Mary Baldwin College, Series B,
    Pre-Refunded, 8.00%, 11/01/17 ................................................           820,000           864,247

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)



                                                                                               PRINCIPAL
FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                           AMOUNT                VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

  Tazewell County IDA, Lease Revenue, Courthouse Project, MBIA Insured, 5.30%, 1/01/27         $    500,000        $    449,280
  University of Virginia Revenue, Refunding, Series A, 5.00%, 6/01/24 .................           3,000,000           2,587,590
  Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
     10/01/15 .........................................................................           1,500,000           1,362,540
     10/01/18 .........................................................................           1,500,000           1,326,195
  Virginia College Building Authority Educational Facilities Revenue,
   (b) Hampton University Project, 6.00%, 4/01/20 .....................................           1,500,000           1,499,910
     Marymount University Project, Pre-Refunded, 7.00%, 7/01/22 .......................           1,750,000           1,862,630
     Washington and Lee University, 5.75%, 1/01/19 ....................................              50,000              49,261
  Virginia State HDA,
     Commonwealth Mortgage, Series A, 7.10%, 1/01/17 ..................................           1,000,000           1,025,010
     Commonwealth Mortgage, Series A, 7.15%, 1/01/33 ..................................           4,440,000           4,555,440
     Commonwealth Mortgage, Series A, Sub Series A-1, 8.10%, 1/01/17 ..................               5,000               5,004
     Commonwealth Mortgage, Series B, Sub Series B-3, 7.375%, 7/01/17 .................              45,000              45,724
     Commonwealth Mortgage, Series C, Sub Series C-3, 6.00%, 1/01/17 ..................           2,000,000           2,005,000
     Commonwealth Mortgage, Series D, Sub Series D-1, 6.40%, 7/01/17 ..................           2,300,000           2,358,052
     Commonwealth Mortgage, Series D, Sub Series D-2, 7.35%, 7/01/17 ..................             155,000             155,552
     MFH, Series C, 5.30%, 11/01/16 ...................................................           2,830,000           2,650,097
     MFH, Series F, 7.10%, 5/01/13 ....................................................           9,000,000           9,291,690
     MFH, Series H, 5.55%, 5/01/15 ....................................................           1,000,000             955,080
     Rental Housing, Series J, 5.80%, 2/01/19 .........................................           2,000,000           1,926,580
     Rental Housing, Series L, 5.75%, 2/01/15 .........................................           1,000,000             979,380
  Virginia State Resources Authority Water and Sewer System Revenue,
     Pooled Loan Program, Series A, ETM, 7.35%, 11/01/16 ..............................              45,000              45,159
     Pooled Loan Program, Series A, ETM, 7.45%, 11/01/16 ..............................              10,000              10,035
     Rapidan Service Authority, Refunding, 5.30%, 10/01/18 ............................           1,610,000           1,494,917
  Virginia State Resources Authority Water System Revenue, Refunding, Series A,
      6.125%, 4/01/19 .................................................................           1,000,000           1,003,890
  Virginia State Transportation Board Transportation Contract Revenue, U.S. Route 28
      Project, Refunding, 6.50%, 4/01/18 ..............................................           9,000,000           9,287,820
  Washington County IDA,
     College Facilities Revenue, Emory and Henry College Project, 6.375%, 4/01/23 .....           3,295,000           3,298,328
     Hospital Facilities Revenue, First Mortgage, Johnston Memorial Hospital,
      Pre-Refunded, 7.00%, 7/01/22 ....................................................           3,000,000           3,196,500
  West Point IDA, Solid Waste Disposal Revenue, Chesapeake Corp. Project, Refunding,
      Series B, 6.25%, 3/01/19 ........................................................           5,450,000           5,029,478
  Winchester IDA, Educational Facilities Revenue, First Mortgage, Shenandoah University
      Project, Asset Guaranteed, 6.80%, 10/01/24 ......................................             185,000             196,873
     Pre-Refunded, 6.80%, 10/01/24 ....................................................           1,000,000           1,091,320
  York County Sewer Revenue, 5.875%,
     6/01/24 ..........................................................................             500,000             494,530
     6/01/29 ..........................................................................           1,500,000           1,472,100
                                                                                                                   ------------
  TOTAL LONG TERM INVESTMENTS (COST $356,927,115) .....................................                             345,901,803
                                                                                                                   ------------
(a) SHORT TERM INVESTMENTS .1%
  Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured,
      Weekly VRDN and Put, 2.35%, 12/01/15
  (COST $200,000) .....................................................................             200,000             200,000
                                                                                                                   ------------
  TOTAL INVESTMENTS (COST $357,127,115) 99.3% .........................................                             346,101,803
  OTHER ASSETS, LESS LIABILITIES .7% ..................................................                               2,587,295
                                                                                                                   ------------
  NET ASSETS 100.0% ...................................................................                            $348,689,098
                                                                                                                   ------------


See glossary of terms on page 109.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000


GLOSSARY OF TERMS


ACES   -      Adjustable Convertible Exempt Securities

AMBAC  -      American Municipal Bond Assurance Corp.

BIG    -      Bond Investors Guaranty Insurance Co. (acquired by MBIA in 1989 and no longer does business under this name).

CDA    -      Community Development Authority/Agency

CDAR   -      Community Development Authority Revenue

CDD    -      Community Development District

COP    -      Certificate of Participation

EDA    -      Economic Development Authority

EDC    -      Economic Development Corp.

EDR    -      Economic Development Revenue

ETM    -      Escrow to Maturity

FGIC   -      Financial Guaranty Insurance Co.

FHA    -      Federal Housing Authority/Agency

FNMA   -      Federal National Mortgage Association

FSA    -      Financial Security Assistance (some of the securities shown as FSA
              Insured were originally issued by Capital Guaranty Insurance Co.
              (CGIC) which was acquired by FSA in 1995 and no longer does business under this name).

GNMA   -      Government National Mortgage Association

GO     -      General Obligation

HDA    -      Housing Development Authority/Agency

HDC    -      Housing Development Corp.

HFA    -      Housing Finance Authority/Agency

HFAR   -      Housing Finance Authority Revenue

HFC    -      Housing Finance Corp.

HMR    -      Home Mortgage Revenue

ID     -      Improvement District

IDA    -      Industrial Development Authority/Agency

IDAR   -      Industrial Development Authority/Agency Revenue

IDB    -      Industrial Development Board

IDBR   -      Industrial Development Board Revenue

IDC    -      Industrial Development Corp.

IDR    -      Industrial Development Revenue

ISD    -      Independent School District

LLC    -      Limited Liability Corporation

LP     -      Limited Partnership

MAC    -      Municipal Assistance Corporation

MBIA   -      Municipal Bond Investors Assurance Corp.

MF     -      Multi-Family

MFH    -      Multi-Family Housing

MFHR   -      Multi-Family Housing Revenue

MFMR   -      Multi-Family Mortgage Revenue

MFR    -      Multi-Family Revenue

MUD    -      Municipal Utility District

PBA    -      Public Building Authority

PCFA   -      Pollution Control Financing Authority

PCR    -      Pollution Control Revenue

PFA    -      Public Financing Authority

RDA    -      Redevelopment Authority/Agency

RDAR   -      Redevelopment Authority/Agency Revenue

SF     -      Single Family

SFM    -      Single Family Mortgage

SFHR   -      Single Family Housing Revenue

SFMR   -      Single Family Mortgage Revenue

SFR    -      Single Family Revenue

VRDN   -      Variable Rate Demand Notes

WTS.   -      Warrants

FRANKLIN TAX-FREE TRUST
Financial Statements


STATEMENTS OF ASSETS AND LIABILITIES
FEBRUARY 29, 2000



                                                             FRANKLIN            FRANKLIN        FRANKLIN            FRANKLIN
                                                             ALABAMA             FLORIDA         GEORGIA             KENTUCKY
                                                              TAX-FREE          TAX-FREE          TAX-FREE            TAX-FREE
                                                            INCOME FUND        INCOME FUND      INCOME FUND          INCOME FUND
                                                         --------------------------------------------------------------------------
Assets:
 Investments in securities:
Cost .................................................     $ 225,982,925   $ 1,626,937,639      $169,225,273      $65,754,789
                                                         ====================================================================
Value ................................................       214,696,542     1,610,064,936       164,723,744       63,115,586
 Cash ................................................            48,687         1,975,850              --             26,477
 Receivables:
 Investment securities sold ..........................              --             470,760              --               --
 Capital shares sold .................................            51,399         1,012,611            73,333          203,622
 Interest ............................................         3,727,960        27,639,200         2,713,370          995,138
                                                         --------------------------------------------------------------------
    Total assets .....................................       218,524,588     1,641,163,357       167,510,447       64,340,823
                                                         --------------------------------------------------------------------
Liabilities:
 Payables:
Investment securities purchased ......................              --          48,273,389              --               --
Capital shares redeemed ..............................           567,688         6,578,260           501,186          223,424
Affiliates ...........................................           136,590           855,580           111,295           21,862
Shareholders .........................................           126,163           763,644            76,031           17,999
 Distributions to shareholders .......................           363,762         2,575,752           284,098          103,714
 Funds advanced by custodian .........................              --                --              42,123             --
 Other liabilities ...................................            17,882            53,478            15,023            9,478
                                                         --------------------------------------------------------------------
    Total liabilities ................................         1,212,085        59,100,103         1,029,756          376,477
                                                         --------------------------------------------------------------------
    Net assets, at value .............................     $ 217,312,503   $ 1,582,063,254      $166,480,691      $63,964,346
                                                         ====================================================================
Net assets consist of:
 Accumulated distributions in excess of net
  investment income ..................................     $     (45,732)  $      (711,559)     $   (180,263)     $   (53,893)
 Net unrealized depreciation .........................       (11,286,383)      (16,872,703)       (4,501,529)      (2,639,203)
 Accumulated net realized loss .......................        (1,941,746)      (16,458,672)       (2,138,833)      (1,126,595)
 Capital shares ......................................       230,586,364     1,616,106,188       173,301,316       67,784,037
                                                         --------------------------------------------------------------------
 Net assets, at value ................................     $ 217,312,503   $ 1,582,063,254      $166,480,691      $63,964,346
                                                         ====================================================================
CLASS A:
 Net assets, at value ................................     $ 203,256,171   $ 1,509,624,347      $151,669,782      $63,964,346
                                                         ====================================================================
 Shares outstanding ..................................        19,133,311       138,687,925        13,756,183        6,136,727
                                                         ====================================================================
 Net asset value per share* ..........................     $       10.62   $         10.89      $      11.03      $     10.42
                                                         ====================================================================
 Maximum offering price per share
 (net asset value per share / 95.75%) ................     $       11.09   $         11.37      $      11.52      $     10.88
                                                         ====================================================================
CLASS B:
 Net assets, at value ................................              --     $       303,568              --               --
                                                         ====================================================================
 Shares outstanding ..................................              --              27,846              --               --
                                                         ====================================================================
 Net asset value and maximum offering price per share*              --     $         10.90              --               --
                                                         ====================================================================
CLASS C:
 Net assets, at value ................................     $  14,056,332   $    72,135,339      $ 14,810,909             --
                                                         ====================================================================
 Shares outstanding ..................................         1,315,805         6,569,340         1,334,715             --
                                                         ====================================================================
 Net asset value per share* ..........................     $       10.68   $         10.98      $      11.10             --
                                                         ====================================================================
 Maximum offering price per share
 (net asset value per share / 99%) ...................     $       10.79   $         11.09      $      11.21             --
                                                         ====================================================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                    See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
FEBRUARY 29, 2000

                                                    FRANKLIN             FRANKLIN             FRANKLIN              FRANKLIN
                                                   LOUISIANA             MARYLAND             MISSOURI           NORTH CAROLINA
                                                   TAX-FREE              TAX-FREE             TAX-FREE              TAX-FREE
                                                  INCOME FUND          INCOME FUND           INCOME FUND           INCOME FUND
                                                -------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ....................................       $ 158,939,552        $ 243,219,553        $ 392,775,487        $ 361,032,505
                                                ==============================================================================
  Value ...................................         152,830,300          234,724,029          375,519,846          349,222,018
  Cash ....................................              79,766              104,901              161,365               87,162
 Receivables:
  Investment securities sold ..............                --                464,822                 --                   --
  Capital shares sold .....................              49,773              299,976              122,200              199,942
  Interest ................................           2,796,593            3,858,522            6,456,689            6,039,867
                                                ------------------------------------------------------------------------------
    Total assets ..........................         155,756,432          239,452,250          382,260,100          355,548,989
                                                ==============================================================================
Liabilities:
 Payables:
  Investment securities purchased .........                --                   --             10,526,119                 --
  Capital shares redeemed .................             308,295              340,621              394,036              950,747
  Affiliates ..............................             101,081              155,460              228,736              221,758
  Shareholders ............................              49,850               96,612              314,370              120,135
  Distributions to shareholders ...........             251,923              368,245              588,492              554,209
 Other liabilities ........................              15,802               17,367               22,634               24,776
                                                ------------------------------------------------------------------------------
    Total liabilities .....................             726,951              978,305           12,074,387            1,871,625
                                                ------------------------------------------------------------------------------
    Net assets, at value ..................       $ 155,029,481        $ 238,473,945        $ 370,185,713        $ 353,677,364
                                                ------------------------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income ......       $        --          $        --          $      15,520        $      88,692
 Accumulated distributions in excess of net
       investment income ..................            (142,213)             (19,286)                --                   --
 Net unrealized depreciation ..............          (6,109,252)          (8,495,524)         (17,255,641)         (11,810,487)
 Accumulated net realized loss ............          (1,702,168)          (1,257,750)          (1,295,524)          (5,044,180)
 Capital shares ...........................         162,983,114          248,246,505          388,721,358          370,443,339
                                                ------------------------------------------------------------------------------
    Net assets, at value ..................       $ 155,029,481        $ 238,473,945        $ 370,185,713        $ 353,677,364
                                                ==============================================================================
CLASS A:
 Net assets, at value .....................       $ 144,299,284        $ 221,175,662        $ 346,648,613        $ 315,100,690
                                                ==============================================================================
 Shares outstanding .......................          13,675,987           20,806,924           31,464,686           28,531,770
                                                ==============================================================================
 Net asset value per share* ...............       $       10.55        $       10.63        $       11.02        $       11.04
                                                ==============================================================================
 Maximum offering price per share
 (net asset value per share / 95.75%) .....       $       11.02        $       11.10        $       11.51        $       11.53
                                                ==============================================================================
CLASS C:
 Net assets, at value .....................       $  10,730,197        $  17,298,283        $  23,537,100        $  38,576,674
                                                ==============================================================================
 Shares outstanding .......................           1,010,271            1,613,543            2,127,741            3,469,419
                                                ==============================================================================
 Net asset value per share* ...............       $       10.62        $       10.72        $       11.06        $       11.12
                                                ==============================================================================
 Maximum offering price per share
  (net asset value per share / 99%) .......       $       10.73        $       10.83        $       11.17        $       11.23
                                                ==============================================================================


*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                           See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
FEBRUARY 29, 2000

                                                                                   FRANKLIN             FRANKLIN
                                                                                TEXAS TAX-FREE      VIRGINIA TAX-FREE
                                                                                  INCOME FUND          INCOME FUND
                                                                               --------------------------------------
Assets:
 Investments in securities:
  Cost .................................................................       $ 112,045,433          $ 357,127,115
                                                                               ====================================
  Value ................................................................         107,442,633            346,101,803
  Cash .................................................................             374,157                 93,929
 Receivables:
  Investment securities sold ...........................................                --                7,974,308
  Capital shares sold ..................................................              39,422                242,827
  Interest .............................................................           1,766,426              5,455,776
                                                                               ------------------------------------
    Total assets .......................................................         109,622,638            359,868,643
                                                                               ------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ......................................                --                9,470,038
  Capital shares redeemed ..............................................             237,048                794,984
  Affiliates ...........................................................              74,269                213,622
  Shareholders .........................................................              36,400                130,425
  Distributions to shareholders ........................................             180,370                551,536
  Other liabilities ....................................................              12,264                 18,940
                                                                               ------------------------------------
    Total liabilities ..................................................             540,351             11,179,545
                                                                               ------------------------------------
    Net assets, at value ...............................................       $ 109,082,287          $ 348,689,098
                                                                               ====================================
Net assets consist of:
 Accumulated distributions in excess of net investment income ..........       $    (159,067)         $     (32,774)
 Net unrealized depreciation ...........................................          (4,602,800)           (11,025,312)
 Accumulated net realized loss .........................................          (1,122,896)            (3,776,718)
 Capital shares ........................................................         114,967,050            363,523,902
                                                                               ------------------------------------
 Net assets, at value ..................................................       $ 109,082,287          $ 348,689,098
                                                                               ====================================
CLASS A:
 Net assets, at value ..................................................       $ 104,432,781          $ 327,235,278
                                                                               ====================================
 Shares outstanding ....................................................          10,220,510             30,339,821
                                                                               ====================================
 Net asset value per share* ............................................       $       10.22          $       10.79
                                                                               ====================================
 Maximum offering price per share (net asset value per share / 95.75%)..       $       10.67          $       11.27
                                                                               ====================================
CLASS C:
 Net assets, at value ..................................................       $   4,649,506          $  21,453,820
                                                                               ====================================
 Shares outstanding ....................................................             448,994              1,975,005
                                                                               ====================================
 Net asset value per share* ............................................       $       10.36          $       10.86
                                                                               ====================================
 Maximum offering price per share (net asset value per share / 99%) ....       $       10.46          $       10.97
                                                                               ====================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                      See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 29, 2000

                                                             FRANKLIN            FRANKLIN        FRANKLIN            FRANKLIN
                                                             ALABAMA             FLORIDA         GEORGIA             KENTUCKY
                                                              TAX-FREE          TAX-FREE          TAX-FREE            TAX-FREE
                                                            INCOME FUND        INCOME FUND      INCOME FUND          INCOME FUND
                                                         --------------------------------------------------------------------------
Investment income:
 Interest ..........................................         $  14,880,186    $ 104,530,744   $  10,412,014       $   3,804,565
                                                         ----------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..........................             1,322,835        8,076,283       1,008,098             412,900
 Distribution fees (Note 3)
 Class A ...........................................               219,495        1,594,536         159,306              66,015
 Class B ...........................................                  --                100            --                  --
 Class C ...........................................               101,358          526,967         114,527                --
 Transfer agent fees (Note 3) ......................                97,536          588,410          86,804              28,236
 Custodian fees ....................................                 2,429           17,840           1,769                 693
 Reports to shareholders ...........................                23,941          153,368          16,899               5,755
 Registration and filing fees ......................                12,728           58,610          10,566               3,650
 Professional fees .................................                 8,574           37,325           7,208               5,242
 Trustees' fees and expenses .......................                 2,392           17,356           1,756                 654
 Other .............................................                20,723           77,346          16,838               8,958
                                                         ----------------------------------------------------------------------
    Total expenses .................................             1,812,011       11,148,141       1,423,771             532,103

    Expenses waived/paid by affiliate (Note 3) .....                  --               --              --              (235,194)
                                                         ----------------------------------------------------------------------
      Net expenses .................................             1,812,011       11,148,141       1,423,771             296,909
                                                         ----------------------------------------------------------------------
        Net investment income ......................            13,068,175       93,382,603       8,988,243           3,507,656
                                                         ----------------------------------------------------------------------
Realized and unrealized losses:
 Net realized loss from investments ................            (1,941,746)     (16,458,672)     (2,138,833)           (284,008)
 Net unrealized depreciation on investments ........           (21,033,255)    (142,566,112)    (13,879,003)         (6,088,136)
                                                         ----------------------------------------------------------------------
Net realized and unrealized loss ...................           (22,975,001)    (159,024,784)    (16,017,836)         (6,372,144)
                                                         ----------------------------------------------------------------------
Net decrease in net assets resulting from operations         $  (9,906,826)   $ (65,642,181)  $  (7,029,593)      $  (2,864,488)
                                                         ======================================================================

                         See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED FEBRUARY 29, 2000


                                                             FRANKLIN        FRANKLIN             FRANKLIN              FRANKLIN
                                                            LOUISIANA        MARYLAND             MISSOURI           NORTH CAROLINA
                                                            TAX-FREE         TAX-FREE             TAX-FREE              TAX-FREE
                                                            INCOME FUND     INCOME FUND         INCOME FUND           INCOME FUND
                                                        --------------------------------------------------------------------------
Investment income:
 Interest ..........................................    $  9,937,228       $ 15,201,174        $ 23,371,403          $ 22,418,627
                                                        -------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..........................         946,909          1,424,210           2,044,766             1,968,656
 Distribution fees (Note 3)
 Class A ...........................................         149,922            241,085             367,512               330,237
 Class C ...........................................          75,358            118,394             154,685               264,937
 Transfer agent fees (Note 3) ......................          61,611            135,643             185,811               162,186
 Custodian fees ....................................           1,659              2,668               4,105                 3,960
 Reports to shareholders ...........................          12,643             27,044              36,561                34,884
 Registration and filing fees ......................          11,066             16,165              30,342                22,209
 Professional fees .................................           7,241              8,978              11,590                11,236
 Trustees' fees and expenses .......................           1,635              2,602               3,967                 3,798
 Other .............................................          14,645             18,860              27,870                27,835
                                                        -------------------------------------------------------------------------
    Total expenses .................................       1,282,689          1,995,649           2,867,209             2,829,938
                                                        -------------------------------------------------------------------------
      Net investment income ........................       8,654,539         13,205,525          20,504,194            19,588,689
                                                        -------------------------------------------------------------------------
Realized and unrealized losses:
 Net realized loss from investments ................        (736,633)        (1,257,750)         (1,294,847)           (4,497,133)
 Net unrealized depreciation on investments ........     (14,692,161)       (22,644,506)        (38,852,616)          (32,761,195)
                                                        -------------------------------------------------------------------------
Net realized and unrealized loss ...................     (15,428,794)       (23,902,256)        (40,147,463)          (37,258,328)
                                                        -------------------------------------------------------------------------
Net decrease in net assets resulting from operations    $ (6,774,255)      $(10,696,731)       $(19,643,269)         $(17,669,639)
                                                        =========================================================================


                    See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)


STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED FEBRUARY 29, 2000

                                                                                         FRANKLIN                 FRANKLIN
                                                                                      TEXAS TAX-FREE          VIRGINIA TAX-FREE
                                                                                        INCOME FUND            INCOME FUND
                                                                                     -----------------------------------------
Investment income:
 Interest ...................................................................         $  7,516,587             $ 22,553,331
                                                                                     --------------------------------------
Expenses:
 Management fees (Note 3) ...................................................              733,060                1,969,003
 Distribution fees (Note 3)
 Class A ....................................................................              104,439                  349,821
 Class C ....................................................................               31,728                  150,717
 Transfer agent fees (Note 3) ...............................................               60,224                  176,905
 Custodian fees .............................................................                1,266                    3,786
 Reports to shareholders ....................................................               12,827                   35,390
 Registration and filing fees ...............................................               13,083                   19,422
 Professional fees ..........................................................                6,350                   11,293
 Trustees' fees and expenses ................................................                1,189                    3,811
 Other ......................................................................               22,079                   24,602
                                                                                     --------------------------------------
    Total expenses ..........................................................              986,245                2,744,750
                                                                                     --------------------------------------
      Net investment income .................................................            6,530,342               19,808,581
                                                                                     --------------------------------------
Realized and unrealized losses:
 Net realized loss from investments .........................................           (1,122,896)              (3,765,083)
 Net unrealized depreciation on investments .................................          (12,032,853)             (33,598,028)
                                                                                     --------------------------------------
Net realized and unrealized loss ............................................          (13,155,749)             (37,363,111)
                                                                                     --------------------------------------
Net decrease in net assets resulting from operations ........................         $ (6,625,407)            $(17,554,530)
                                                                                     ======================================

                       See notes to financial statements.
FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED FEBRUARY 29, 2000 AND FEBRUARY 28, 1999


                                                                       FRANKLIN ALABAMA                   FRANKLIN FLORIDA
                                                                    TAX-FREE INCOME FUND               TAX-FREE INCOME FUND
                                                                 -----------------------------------------------------------------
                                                                     2000           1999                2000           1999
                                                                 -----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
 Net investment income ........................................  $ 13,068,175   $ 12,470,697     $   93,382,603     $   91,429,588
 Net realized gain (loss) from investments ....................    (1,941,746)       818,129        (16,458,672)         2,085,930
 Net unrealized appreciation (depreciation) on investments ....   (21,033,255)    (5,618,719)      (142,566,112)         5,208,364
                                                                 -----------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
    operations ................................................     (9,906,826)     7,670,107        (65,642,181)        98,723,882
 Distributions to shareholders from:
   Net investment income:
   Class A ....................................................   (12,239,187)   (11,939,099)       (88,822,812)       (88,302,683)
   Class B ....................................................          --             --                 (671)              --
   Class C ....................................................      (756,383)      (559,627)        (3,823,746)        (3,126,905)
In excess of net investment income:
   Class A ....................................................          --         (113,035)              --              (71,693)
   Class C ....................................................          --           (5,302)              --               (2,539)
Net realized gains:
   Class A ....................................................      (148,882)      (917,072)          (135,167)        (1,175,768)
   Class C ....................................................       (10,265)       (51,296)            (6,472)           (52,335)
                                                                 -----------------------------------------------------------------
 Total distributions to shareholders ..........................   (13,154,717)   (13,585,431)       (92,788,868)       (92,731,923)
 Capital share transactions: (Note 2)
   Class A ....................................................   (13,868,546)    27,324,497       (125,007,930)       129,875,026
   Class B ....................................................          --             --              302,068               --
   Class C ....................................................       677,121      5,704,773         (3,115,486)        26,353,188
                                                                 -----------------------------------------------------------------
 Total capital share transactions .............................   (13,191,425)    33,029,270       (127,821,348)       156,228,214
   Net increase (decrease) in net assets ......................   (36,252,968)    27,113,946       (286,252,397)       162,220,173
Net assets:
 Beginning of year ............................................   253,565,471    226,451,525      1,868,315,651      1,706,095,478
                                                                 -----------------------------------------------------------------
 End of year ..................................................  $217,312,503   $253,565,471     $1,582,063,254     $1,868,315,651
                                                                 =================================================================
Accumulated distributions in excess of net investment
       income included in net assets:
  End of year .................................................  $    (45,732)  $   (118,337)    $     (711,559)    $   (1,446,933)
                                                                 =================================================================


                         See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 29, 2000 AND FEBRUARY 28, 1999


                                                                           FRANKLIN GEORGIA                FRANKLIN KENTUCKY
                                                                        TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                                                   -------------------------------------------------------------
                                                                        2000           1999             2000           1999
                                                                   -------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .......................................    $  8,988,243     $  8,518,942     $ 3,507,656     $ 3,066,223
  Net realized gain (loss) from investments ...................      (2,138,833)         628,282        (284,008)         77,954
  Net unrealized appreciation (depreciation) on investments ...     (13,879,003)        (506,735)     (6,088,136)         73,621
                                                                   -------------------------------------------------------------
      Net increase (decrease) in net assets resulting
      from operations                                                (7,029,593)       8,640,489      (2,864,488)      3,217,798
 Distributions to shareholders from:
  Net investment income:
   Class A ....................................................      (8,186,323)      (7,931,954)     (3,507,656)     (3,089,344)
   Class C ....................................................        (801,920)        (586,988)           --              --
  In excess of net investment income:
   Class A ....................................................        (100,850)         (51,167)        (34,103)        (19,790)
   Class C ....................................................          (9,879)          (3,786)           --              --
  Net realized gains:
   Class A ....................................................         (23,508)        (739,309)           --              --
   Class C ....................................................          (3,091)         (67,075)           --              --
                                                                   -------------------------------------------------------------
 Total distributions to shareholders ..........................      (9,125,571)      (9,380,279)     (3,541,759)     (3,109,134)
 Capital share transactions: (Note 2)
   Class A ....................................................       1,509,896       15,711,376       5,854,989      10,196,210
   Class C ....................................................        (820,507)       8,225,919            --              --
                                                                   -------------------------------------------------------------
 Total capital share transactions .............................         689,389       23,937,295       5,854,989      10,196,210
      Net increase (decrease) in net assets ...................     (15,465,775)      23,197,505        (551,258)     10,304,874
Net assets:
 Beginning of year ............................................     181,946,466      158,748,961      64,515,604      54,210,730
                                                                   -------------------------------------------------------------
 End of year ..................................................    $166,480,691     $181,946,466     $63,964,346     $64,515,604
                                                                   -------------------------------------------------------------
Accumulated distributions in excess of net investment
 income included in net assets:
  End of year .................................................    $   (180,263)    $    (69,534)    $   (53,893)    $   (19,790)
                                                                   -------------------------------------------------------------

                           See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 29, 2000 AND FEBRUARY 28, 1999

                                                                        FRANKLIN LOUISIANA                FRANKLIN MARYLAND
                                                                       TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                                                 ----------------------------------------------------------------
                                                                       2000           1999              2000           1999
                                                                 ----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .......................................  $  8,654,539     $  7,936,886     $  13,205,525     $ 12,055,275
  Net realized gain (loss) from investments ...................      (736,633)         488,946        (1,257,750)       1,358,390
  Net unrealized depreciation on investments ..................   (14,692,161)        (690,249)      (22,644,506)         (76,966)
                                                                 ----------------------------------------------------------------
     Net increase (decrease) in net assets resulting
     from operations                                               (6,774,255)       7,735,583       (10,696,731)      13,336,699
 Distributions to shareholders from:
  Net investment income:
   Class A ....................................................    (8,110,734)      (7,761,641)      (12,280,580)     (11,448,258)
   Class C ....................................................      (543,805)        (350,878)         (811,996)        (607,017)
  In excess of net investment income:
   Class A ....................................................      (125,703)          (7,732)             --            (84,177)
   Class C ....................................................        (8,428)            (350)             --             (4,463)
  Net realized gains:
   Class A ....................................................          --               --            (671,937)        (871,879)
   Class C ....................................................          --               --             (49,584)         (56,008)
                                                                 ----------------------------------------------------------------
 Total distributions to shareholders ..........................    (8,788,670)      (8,120,601)      (13,814,097)     (13,071,802)
 Capital share transactions: (Note 2)
   Class A ....................................................       651,808       23,548,340        (9,036,275)      39,756,722
   Class C ....................................................     1,859,055        5,527,638         2,181,571        6,298,607
                                                                 ----------------------------------------------------------------
 Total capital share transactions .............................     2,510,863       29,075,978        (6,854,704)      46,055,329
    Net increase (decrease) in net assets .....................   (13,052,062)      28,690,960       (31,365,532)      46,320,226
Net assets:
 Beginning of year ............................................   168,081,543      139,390,583       269,839,477      223,519,251
                                                                 ----------------------------------------------------------------
 End of year ..................................................  $155,029,481     $168,081,543     $ 238,473,945     $269,839,477
                                                                 ================================================================
Accumulated distributions in excess of net investment
 income included in net assets:
   End of year ................................................  $   (142,213)    $     (8,082)    $     (19,286)    $   (132,235)
                                                                 ================================================================

                         See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 29, 2000 AND FEBRUARY 28, 1999

                                                                       FRANKLIN MISSOURI               FRANKLIN NORTH CAROLINA
                                                                      TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                                 ---------------------------------------------------------------
                                                                      2000           1999               2000           1999
                                                                 ---------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .......................................  $  20,504,194     $  17,579,385     $ 19,588,689  $  17,127,841
  Net realized gain (loss) from investments ...................     (1,294,847)          490,267       (4,497,133)       832,636
  Net unrealized appreciation (depreciation) on investments ...    (38,852,616)         (605,052)     (32,761,195)       413,367
                                                                 ---------------------------------------------------------------
     Net increase (decrease) in net assets resulting
     from operations                                               (19,643,269)       17,464,600      (17,669,639)    18,373,844
 Distributions to shareholders from:
  Net investment income:
   Class A ....................................................    (19,673,225)      (17,097,301)     (17,719,073)   (15,908,188)
   Class C ....................................................     (1,107,347)         (677,489)      (1,865,114)    (1,292,262)
  Net realized gains:
   Class A ....................................................       (440,938)         (848,423)            --             --
   Class C ....................................................        (27,138)          (35,015)            --             --
                                                                 ---------------------------------------------------------------
 Total distributions to shareholders ..........................    (21,248,648)      (18,658,228)     (19,584,187)   (17,200,450)
 Capital share transactions: (Note 2)
   Class A ....................................................     (1,853,841)       80,047,632       (1,025,431)    50,945,959
   Class C ....................................................      5,587,652        10,400,259        4,366,780     18,021,556
                                                                 ---------------------------------------------------------------
 Total capital share transactions .............................      3,733,811        90,447,891        3,341,349     68,967,515
    Net increase (decrease) in net assets .....................    (37,158,106)       89,254,263      (33,912,477)    70,140,909
Net assets:
 Beginning of year ............................................    407,343,819       318,089,556      387,589,841    317,448,932
                                                                 ---------------------------------------------------------------
 End of year ..................................................  $ 370,185,713     $ 407,343,819     $353,677,364  $ 387,589,841
                                                                 ================================================================
Undistributed net investment income included in net assets:
 End of year ..................................................  $      15,520     $     291,898     $     88,692  $      84,190
                                                                 ================================================================

                      See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 29, 2000 AND FEBRUARY 28, 1999

                                                                          FRANKLIN TEXAS                  FRANKLIN VIRGINIA
                                                                       TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                                                   ----------------------------------------------------------------
                                                                       2000           1999              2000           1999
                                                                   ----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .......................................   $   6,530,342     $   6,806,106   $  19,808,581     $ 18,677,118
  Net realized gain (loss) from investments ...................      (1,122,896)        1,167,854      (3,765,083)         267,647
  Net unrealized appreciation (depreciation) on investments ...     (12,032,853)       (1,644,556)    (33,598,028)         703,456
                                                                   ----------------------------------------------------------------
     Net increase (decrease) in net assets resulting
     from operations                                                 (6,625,407)        6,329,404     (17,554,530)      19,648,221
 Distributions to shareholders from:
  Net investment income:
   Class A ....................................................      (6,300,306)       (6,648,209)    (18,739,563)     (18,091,651)
   Class C ....................................................        (230,036)         (157,897)     (1,069,018)        (779,882)
  In excess of net investment income:
   Class A ....................................................         (28,407)           (6,115)        (13,986)         (17,247)
   Class C ....................................................          (1,037)             (145)           (798)            (743)
  Net realized gains:
   Class A ....................................................        (440,542)       (2,340,989)           --           (789,058)
   Class C ....................................................         (17,396)          (58,681)           --            (38,432)
                                                                   ----------------------------------------------------------------
 Total distributions to shareholders ..........................      (7,017,724)       (9,212,036)    (19,823,365)     (19,717,013)
 Capital share transactions: (Note 2)
   Class A ....................................................     (10,195,252)          (25,786)    (17,320,792)      47,531,270
   Class C ....................................................         (47,324)        3,223,143         922,447        9,617,382
                                                                   ----------------------------------------------------------------
 Total capital share transactions .............................     (10,242,576)        3,197,357     (16,398,345)      57,148,652
    Net increase (decrease) in net assets .....................     (23,885,707)          314,725     (53,776,240)      57,079,860
Net assets:
 Beginning of year ............................................     132,967,994       132,653,269     402,465,338      345,385,478
                                                                   ----------------------------------------------------------------
 End of year ..................................................   $ 109,082,287     $ 132,967,994   $ 348,689,098     $402,465,338
                                                                   ================================================================
Accumulated distributions in excess of net investment
 income included in net assets:
   End of year ................................................   $    (159,067)    $    (129,623)  $     (32,774)    $    (17,990)
                                                                  ================================================================

                          See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-six separate series (the Funds). All funds included in this report are diversified except the Franklin Maryland Tax-Free Income Fund. The investment objective of the Funds included in this report is to provide tax-free income.

The following summarizes the funds' significant accounting policies.

A. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its income.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

D. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the funds are indicated below. Effective February 1, 2000, the Franklin Florida Tax-Free Income Fund began offering a new class of shares, Class B. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                       CLASS A & CLASS C                               CLASS A, CLASS B & CLASS C
-------                                       -----------------                               --------------------------
Franklin Kentucky Tax-Free Income Fund       Franklin Alabama Tax-Free Income Fund           Franklin Florida Tax-Free Income Fund
                                             Franklin Georgia Tax-Free Income Fund
                                             Franklin Louisiana Tax-Free Income Fund
                                             Franklin Maryland Tax-Free Income Fund
                                             Franklin Missouri Tax-Free Income Fund
                                             Franklin North Carolina Tax-Free Income Fund
                                             Franklin Texas Tax-Free Income Fund
                                             Franklin Virginia Tax-Free Income Fund

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

At February 29, 2000, there were an unlimited number of shares authorized (no par value). Transactions in the funds' shares were as follows:

                                                              FRANKLIN ALABAMA                         FRANKLIN FLORIDA
                                                            TAX-FREE INCOME FUND                     TAX-FREE INCOME FUND
                                                      ------------------------------------------------------------------------
CLASS A SHARES:                                         SHARES             AMOUNT                SHARES              AMOUNT
                                                      ------------------------------------------------------------------------
Year ended February 29, 2000
 Shares sold ..................................        2,399,225     $  26,789,775            21,137,612         $ 239,501,543
 Shares issued in reinvestment of distributions          482,356         5,367,050             2,375,589            26,959,339
 Shares redeemed ..............................       (4,177,102)      (46,025,371)          (34,783,132)         (391,468,812)
                                                      ------------------------------------------------------------------------
 Net decrease .................................       (1,295,521)    $ (13,868,546)          (11,269,931)        $(125,007,930)
                                                      ========================================================================
Year ended February 28, 1999
 Shares sold ..................................        3,928,750     $  46,288,384            27,102,249         $ 322,736,020
 Shares issued in reinvestment of distributions          497,017         5,847,857             2,172,745            25,852,864
 Shares redeemed ..............................       (2,107,060)      (24,811,744)          (18,386,112)
                                                      ------------------------------------------------------------------------
 Net increase .................................        2,318,707     $  27,324,497            10,888,882         $ 129,875,026
                                                      ========================================================================
CLASS B SHARES:
Year ended February 29, 2000(a)
 Shares sold ..................................                                                  27,828          $     301,871
 Shares issued in reinvestment of distributions                                                      18                    197
                                                                                            ----------------------------------
 Net increase .................................                                                  27,846          $     302,068
                                                                                            ==================================
CLASS C SHARES:
Year ended February 29, 2000
 Shares sold ..................................          390,702     $   4,467,749             2,081,506         $  23,947,774
 Shares issued in reinvestment of distributions           35,295           394,071               163,436             1,870,794
 Shares redeemed ..............................         (378,434)       (4,184,699)           (2,555,186)          (28,934,054)
                                                      ------------------------------------------------------------------------
 Net increase (decrease) ......................           47,563     $     677,121              (310,244)        $  (3,115,486)
                                                      ========================================================================
Year ended February 28, 1999
 Shares sold ..................................          572,980     $   6,785,441             3,192,922         $  38,333,343
 Shares issued in reinvestment of distributions           27,698           327,338               142,767             1,712,748
 Shares redeemed ..............................         (119,184)       (1,408,006)           (1,141,979)          (13,692,903)
                                                      ------------------------------------------------------------------------
 Net increase .................................          481,494     $   5,704,773             2,193,710         $  26,353,188
                                                      ========================================================================


                                                           FRANKLIN GEORGIA                             FRANKLIN KENTUCKY
                                                          TAX-FREE INCOME FUND                         TAX-FREE INCOME FUND
                                                     -------------------------------------------------------------------------
CLASS A SHARES:                                         SHARES         AMOUNT                          SHARES       AMOUNT
                                                     -------------------------------------------------------------------------
Year ended February 29, 2000
 Shares sold ..................................       2,497,114     $ 28,656,069                    1,478,222     $ 16,168,821
 Shares issued in reinvestment of distributions         353,690        4,061,709                      142,345        1,546,010
 Shares redeemed ..............................      (2,735,508)     (31,207,882)                  (1,106,522)     (11,859,842)
                                                     -------------------------------------------------------------------------
 Net increase .................................         115,296     $  1,509,896                      514,045     $  5,854,989
                                                     =========================================================================
Year ended February 28, 1999
 Shares sold ..................................       2,585,504     $ 31,326,826                    1,245,441     $ 14,308,425
 Shares issued in reinvestment of distributions         368,092        4,460,541                      117,256        1,347,644
 Shares redeemed ..............................      (1,656,003)     (20,075,991)                    (474,917)      (5,459,859)
                                                     -------------------------------------------------------------------------
 Net increase .................................       1,297,593     $ 15,711,376                      887,780     $ 10,196,210
                                                     =========================================================================

(a) For the period February 1, 2000 (effective date) to February 29, 2000.

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                  FRANKLIN GEORGIA
                                                                TAX-FREE INCOME FUND
                                                              -----------------------
CLASS C SHARES:                                                 SHARES       AMOUNT
                                                              -----------------------
Year ended February 29, 2000
 Shares sold                                                   448,683    $ 5,275,014
 Shares issued in reinvestment of distributions                 43,533        503,598
 Shares redeemed                                              (580,095)    (6,599,119)
                                                              -----------------------
 Net decrease                                                  (87,879)   $  (820,507)
                                                              =======================
Year ended February 28, 1999
 Shares sold                                                   929,760    $11,327,791
 Shares issued in reinvestment of distributions                 35,188        428,887
 Shares redeemed                                              (289,533)    (3,530,759)
                                                              -----------------------
 Net increase                                                  675,415    $ 8,225,919
                                                              =======================


                                                                 FRANKLIN LOUISIANA                FRANKLIN MARYLAND
                                                                TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                                            ----------------------------------------------------------
CLASS A SHARES:                                                 SHARES       AMOUNT              SHARES       AMOUNT
                                                            ----------------------------------------------------------
Year ended February 29, 2000
 Shares sold                                                 2,685,181    $29,641,117          3,302,280   $37,011,337
 Shares issued in reinvestment of distributions                319,374      3,517,152            636,056     7,056,396
 Shares redeemed                                            (2,974,900)   (32,506,461)        (4,838,887)  (53,104,008)
                                                            ----------------------------------------------------------
 Net increase (decrease)                                        29,655    $   651,808           (900,551)  $(9,036,275)
                                                            ==========================================================
Year ended February 28, 1999
 Shares sold                                                 3,221,007    $37,387,696          4,888,050   $57,057,592
 Shares issued in reinvestment of distributions                306,021      3,551,482            564,968     6,597,373
 Shares redeemed                                            (1,499,172)   (17,390,838)        (2,046,845)  (23,898,243)
                                                            ----------------------------------------------------------
 Net increase                                                2,027,856    $23,548,340          3,406,173   $39,756,722
                                                            ==========================================================
CLASS C SHARES:
Year ended February 29, 2000
 Shares sold                                                   381,722    $ 4,325,045            681,928   $ 7,738,010
 Shares issued in reinvestment of distributions                 26,588        293,431             56,260       627,649
 Shares redeemed                                              (254,457)    (2,759,421)          (556,842)   (6,184,088)
                                                            ----------------------------------------------------------
 Net increase                                                  153,853    $ 1,859,055            181,346   $ 2,181,571
                                                            ==========================================================
Year ended February 28, 1999
 Shares sold                                                   536,583    $ 6,261,123            747,540   $ 8,797,704
 Shares issued in reinvestment of distributions                 16,406        191,580             38,241       450,176
 Shares redeemed                                               (79,281)      (925,065)          (250,371)   (2,949,273)
                                                            ----------------------------------------------------------
 Net increase                                                  473,708    $ 5,527,638            535,410   $ 6,298,607
                                                            ==========================================================

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                  FRANKLIN MISSOURI             FRANKLIN NORTH CAROLINA
                                                                TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                                            -----------------------------------------------------------
CLASS A SHARES:                                                 SHARES       AMOUNT              SHARES       AMOUNT
                                                            -----------------------------------------------------------
Year ended February 29, 2000
 Shares sold                                                 6,494,303   $ 76,370,895          4,382,152   $51,337,018
 Shares issued in reinvestment of distributions                818,171      9,445,218            786,567     9,069,123
 Shares redeemed                                            (7,591,973)   (87,669,954)        (5,373,727)  (61,431,572)
                                                            -----------------------------------------------------------
 Net decrease                                                 (279,499)  $ (1,853,841)          (205,008)  $(1,025,431)
                                                            ===========================================================
Year ended February 28, 1999
 Shares sold                                                 8,870,628   $108,367,210          6,146,411   $74,796,684
 Shares issued in reinvestment of distributions                712,755      8,699,355            654,741     7,962,453
 Shares redeemed                                            (3,032,017)   (37,018,933)        (2,617,169)  (31,813,178)
                                                            -----------------------------------------------------------
 Net increase                                                6,551,366   $ 80,047,632          4,183,983   $50,945,959
                                                            ===========================================================
CLASS C SHARES:
Year ended February 29, 2000
 Shares sold                                                   810,961   $  9,566,419          1,032,335   $12,186,205
 Shares issued in reinvestment of distributions                 70,575        815,455            104,510     1,211,441
 Shares redeemed                                              (420,708)    (4,794,222)          (787,124)   (9,030,866)
                                                            -----------------------------------------------------------
 Net increase                                                  460,828   $  5,587,652            349,721   $ 4,366,780
                                                            ===========================================================
Year ended February 28, 1999
 Shares sold                                                   904,387   $ 11,088,809          1,597,185   $19,527,930
 Shares issued in reinvestment of distributions                 41,559        509,208             68,045       832,816
 Shares redeemed                                               (97,734)    (1,197,758)          (190,827)   (2,339,190)
                                                            -----------------------------------------------------------
 Net increase                                                  848,212   $ 10,400,259          1,474,403   $18,021,556
                                                            ===========================================================


                                                            FRANKLIN TEXAS                  FRANKLIN VIRGINIA
                                                         TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                                     -------------------------------------------------------------
CLASS A SHARES:                                          SHARES       AMOUNT              SHARES       AMOUNT
                                                     -------------------------------------------------------------
Year ended February 29, 2000
 Shares sold ..................................         973,334     $ 10,465,451        4,367,019     $ 49,467,973
 Shares issued in reinvestment of distributions         272,275        2,952,986          823,029        9,274,451
 Shares redeemed ..............................      (2,208,408)     (23,613,689)      (6,821,066)     (76,063,216)
                                                     -------------------------------------------------------------
 Net decrease .................................        (962,799)    $(10,195,252)      (1,631,018)    $(17,320,792)
                                                     =============================================================
Year ended February 28, 1999
 Shares sold ..................................       1,063,854     $ 12,279,433        6,206,679     $ 73,827,181
 Shares issued in reinvestment of distributions         369,534        4,258,680          791,873        9,417,456
 Shares redeemed ..............................      (1,433,300)     (16,563,899)      (3,001,436)     (35,713,367)
                                                     -------------------------------------------------------------
 Net increase (decrease) ......................              88     $    (25,786)       3,997,116     $ 47,531,270
                                                     =============================================================
CLASS C SHARES:
Year ended February 29, 2000
 Shares sold ..................................          95,114     $  1,047,635          551,909     $  6,345,196
 Shares issued in reinvestment of distributions          14,473          158,665           58,280          660,565
 Shares redeemed ..............................        (112,691)      (1,253,624)        (542,036)      (6,083,314)
                                                     -------------------------------------------------------------
 Net increase (decrease) ......................          (3,104)    $    (47,324)          68,153     $    922,447
                                                     =============================================================
Year ended February 28, 1999
 Shares sold ..................................         324,935     $  3,790,151          916,509     $ 10,970,899
 Shares issued in reinvestment of distributions          12,858          149,890           41,576          497,850
 Shares redeemed ..............................         (61,489)        (716,898)        (154,863)      (1,851,367)
                                                     -------------------------------------------------------------
 Net increase .................................         276,304     $  3,223,143          803,222     $  9,617,382
                                                     =============================================================

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Funds' investment manager, principal underwriter, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

     ANNUALIZED FEE RATE      MONTH-END NET ASSETS
--------------------------------------------------------------------------------
            .625%             First $100 million
            .500%             Over $100 million, up to and including $250 million
            .450%             In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees for the Franklin Kentucky Tax-Free Income Fund, as noted in the Statement of Operations.

The Funds reimburse Distributors up to .10%, .65%, and .65% per year of their average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors received (paid) net commissions from (on) sales of the funds' shares, and received contingent deferred sales charges for the year as follows:

                                            FRANKLIN        FRANKLIN        FRANKLIN        FRANKLIN        FRANKLIN
                                             ALABAMA         FLORIDA         GEORGIA        KENTUCKY        LOUISIANA
                                            TAX-FREE        TAX-FREE        TAX-FREE        TAX-FREE        TAX-FREE
                                           INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND
                                          -----------------------------------------------------------------------------
Net commissions received (paid) .......    $ (39,572)        $(369,016)    $ (65,325)      $  12,691        $ (62,970)
Contingent deferred sales charges .....    $   9,329         $ 111,775     $  17,239       $    --          $  41,092

                                            FRANKLIN        FRANKLIN        FRANKLIN        FRANKLIN        FRANKLIN
                                            MARYLAND        MISSOURI     NORTH CAROLINA       TEXAS         VIRGINIA
                                            TAX-FREE        TAX-FREE        TAX-FREE        TAX-FREE        TAX-FREE
                                           INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND
                                          -----------------------------------------------------------------------------
Net commissions (paid) ..............      $ (67,116)      $ (76,099)        $(128,586)     $ (12,481)      $  (3,679)
Contingent deferred sales charges ...      $  19,255       $  30,196         $  40,672      $   6,270       $  42,643

The funds paid transfer agent fees of $1,583,366, of which $1,303,117 was paid to Investor Services.


4. INCOME TAXES

At February 29, 2000, the funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                            FRANKLIN        FRANKLIN        FRANKLIN        FRANKLIN        FRANKLIN
                                             ALABAMA         FLORIDA         GEORGIA        KENTUCKY        LOUISIANA
                                            TAX-FREE        TAX-FREE        TAX-FREE        TAX-FREE        TAX-FREE
                                           INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND
                                        ------------------------------------------------------------------------------
Capital loss carryovers expiring in:
 2003 ................................   $       --      $       --      $        --       $  450,595      $  965,535
 2004 ................................           --              --               --           65,389             --
 2005 ................................           --              --               --          294,278             --
 2008 ................................     1,941,746       5,064,848        1,554,485         305,529         545,898
                                        ------------------------------------------------------------------------------
                                         $ 1,941,746     $ 5,064,848     $  1,554,485      $1,115,791      $1,511,433
                                        ==============================================================================

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)

4. INCOME TAXES (CONT.)



                                            FRANKLIN        FRANKLIN        FRANKLIN        FRANKLIN        FRANKLIN
                                            MARYLAND        MISSOURI     NORTH CAROLINA       TEXAS         VIRGINIA
                                            TAX-FREE        TAX-FREE        TAX-FREE        TAX-FREE        TAX-FREE
                                           INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND
                                        ------------------------------------------------------------------------------
Capital loss carryovers expiring in:
 2003                                      $     --        $     --          $357,415       $     --       $      --
 2005                                            --              --           187,812             --              --
 2008                                        558,734         642,873          405,350         839,227       2,299,181
                                        ------------------------------------------------------------------------------
                                           $ 558,734       $ 642,873         $950,577       $ 839,227      $2,299,181
                                        ==============================================================================

At February 29, 2000, the following funds have deferred capital losses occurring subsequent to October 31, 1999. For tax purposes, such losses will be reflected in the year ending February 28, 2001.


 FRANKLIN      FRANKLIN     FRANKLIN      FRANKLIN      FRANKLIN     FRANKLIN      FRANKLIN      FRANKLIN     FRANKLIN
  FLORIDA       GEORGIA     KENTUCKY      LOUISIANA     MARYLAND     MISSOURI   NORTH CAROLINA     TEXAS      VIRGINIA
 TAX-FREE      TAX-FREE     TAX-FREE      TAX-FREE      TAX-FREE     TAX-FREE      TAX-FREE      TAX-FREE     TAX-FREE
INCOME FUND   INCOME FUND  INCOME FUND   INCOME FUND   INCOME FUND  INCOME FUND   INCOME FUND   INCOME FUND  INCOME FUND
------------------------------------------------------------------------------------------------------------------------
$11,393,824    $584,348      $10,804      $190,735      $699,016     $652,651     $4,093,603     $283,669    $1,477,537


Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities.

At February 29, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

                                         FRANKLIN          FRANKLIN         FRANKLIN         FRANKLIN         FRANKLIN
                                          ALABAMA           FLORIDA          GEORGIA         KENTUCKY         LOUISIANA
                                         TAX-FREE          TAX-FREE         TAX-FREE         TAX-FREE         TAX-FREE
                                        INCOME FUND       INCOME FUND      INCOME FUND      INCOME FUND      INCOME FUND
                                        ---------------------------------------------------------------------------------
Investments at cost                     $225,982,925    $1,626,937,639     $169,225,273     $65,754,789      $158,939,552
                                        =================================================================================
Unrealized appreciation                 $  2,560,306    $   40,900,472     $  2,490,326     $   889,582      $  2,297,115
Unrealized depreciation                  (13,846,689)      (57,773,175)      (6,991,855)     (3,528,785)       (8,406,367)
                                        ---------------------------------------------------------------------------------
Net unrealized depreciation             $(11,286,383)   $  (16,872,703)    $ (4,501,529)    $(2,639,203)     $ (6,109,252)
                                        =================================================================================

                                            FRANKLIN        FRANKLIN          FRANKLIN         FRANKLIN         FRANKLIN
                                            MARYLAND        MISSOURI       NORTH CAROLINA        TEXAS          VIRGINIA
                                            TAX-FREE        TAX-FREE          TAX-FREE         TAX-FREE         TAX-FREE
                                           INCOME FUND     INCOME FUND      INCOME FUND      INCOME FUND      INCOME FUND
                                           -------------------------------------------------------------------------------
Investments at cost                        $243,219,553    $392,775,487     $361,032,505    $112,045,433      $357,127,115
                                           ===============================================================================
Unrealized appreciation                    $  2,945,177    $  5,006,122     $  5,764,213    $  1,585,783      $  5,302,212
Unrealized depreciation                     (11,440,701)    (22,261,763)     (17,574,700)     (6,188,583)      (16,327,524)
                                           -------------------------------------------------------------------------------
Net unrealized depreciation                $ (8,495,524)   $(17,255,641)    $(11,810,487)   $ (4,602,800)     $(11,025,312)
                                           ===============================================================================

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended February 29, 2000 were as follows:

                                          FRANKLIN        FRANKLIN        FRANKLIN         FRANKLIN         FRANKLIN
                                           ALABAMA         FLORIDA         GEORGIA         KENTUCKY         LOUISIANA
                                          TAX-FREE        TAX-FREE        TAX-FREE         TAX-FREE         TAX-FREE
                                         INCOME FUND     INCOME FUND     INCOME FUND      INCOME FUND      INCOME FUND
                                         ------------------------------------------------------------------------------
Purchases                                $49,520,470    $459,710,510      $84,205,925     $16,279,343       $47,395,863
Sales                                    $62,619,873    $565,647,330      $81,334,140     $10,596,363       $44,199,619


                                          FRANKLIN        FRANKLIN        FRANKLIN         FRANKLIN         FRANKLIN
                                          MARYLAND        MISSOURI     NORTH CAROLINA        TEXAS          VIRGINIA
                                          TAX-FREE        TAX-FREE        TAX-FREE         TAX-FREE         TAX-FREE
                                         INCOME FUND     INCOME FUND     INCOME FUND      INCOME FUND      INCOME FUND
                                         ------------------------------------------------------------------------------
Purchases                                $32,646,713     $91,027,741      $83,575,507     $25,336,131       $85,507,435
Sales                                    $30,032,878     $72,490,600      $79,627,318     $38,320,092       $98,665,202


6. CREDIT RISK AND DEFAULTED SECURITIES

At February 29, 2000, the Franklin Florida Tax-Free Income Fund held defaulted securities with a value aggregating $9,180,000 representing .58% of the fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

The funds have investments in excess of 10% of their total net assets in their respective states. Such concentration may subject the funds more significantly to economic changes occurring within those states.


7. CREDIT FACILITY

Certain Franklin Templeton Funds, including the Franklin Tax-Free Trust, are participants in a $750 million senior unsecured credit agreement for temporary or emergency purposes. The termination date of the agreement is March 1, 2000. Interest is calculated on the Funds' borrowing at market rates. At February 29, 2000, the Trust had not utilized this credit facility.

FRANKLIN TAX-FREE TRUST
Independent Auditors' Report


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF THE FRANKLIN TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting part of the Franklin Tax-Free Trust (hereafter referred to as the "Trust") at February 29, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
April 3, 2000



FRANKLIN TAX-FREE TRUST
Tax Designation


Under Section 852 (b)(5)(A) of the Internal Revenue Code, the Trust hereby designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 29, 2000.





SHAREHOLDER LETTER



Dear Shareholder:

This annual report for Franklin Tax-Free Trust covers the 12 months ended February 29, 2000.

The year under review was marked by economic strength, as U.S. gross domestic product (GDP) rose 4.2%, consumer confidence remained strong and unemployment hit a 30-year low. In fact, the domestic economy grew for a record 107th month in a row, and domestic stock markets surged to all-time highs. Even in the face of such economic expansion, inflation as measured by the Consumer Price Index was 2.7% for calendar year 1999, lower than many feared. In spite of the surging economy, some large market segments were left out or actually suffered through the period. The Standard and Poor's 500(R) (S&P 500(R)) Index rose 11.7% from March 1, 1999, through February 29, 2000; however, 66% of the stocks that comprise the index were down. Meanwhile, the Nasdaq(R) Index more than doubled during the same period, advancing 105.8%, although 40% of the index's shares declined.(1)

Bond markets experienced similar contrasts. They started the period in what looked to be a potentially positive year due to the interest-rate environment. However, the Federal Reserve Board (the Fed) raised interest rates 0.25% on four separate occasions due to inflation fears. This contributed to one of the worst years that bond markets have ever experienced. The yield on the 30-year Treasury rose from 5.58% on February 28, 1999, to 6.14% on February 29, 2000, reaching a high of 6.75% on January 20, 2000. The price on the Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of the municipal bond market, dropped 13.1% during the reporting period. As interest rates and yields increased, the dollar value of bonds decreased, meaning bond funds in general depreciated in value.


CONTENTS

Shareholder Letter ....................................................        1

Fund Reports

Franklin Arizona
Tax-Free Income Fund ..................................................        4

Franklin Colorado
Tax-Free Income Fund ..................................................       11

Franklin Connecticut
Tax-Free Income Fund ..................................................       16

Franklin Federal
Intermediate-Term
Tax-Free Income Fund ..................................................       21

Franklin High Yield
Tax-Free Income Fund ..................................................       25

Franklin New Jersey
Tax-Free Income Fund ..................................................       32

Franklin Oregon
Tax-Free Income Fund ..................................................       39

Franklin Pennsylvania
Tax-Free Income Fund ..................................................       45

Franklin Puerto Rico
Tax-Free Income Fund ..................................................       51

Municipal Bond Ratings ................................................       56

Financial Highlights & Statement of Investments .......................       58

Financial Statements ..................................................      124

Notes to Financial Statements .........................................      135

Independent Auditors' Report ..........................................      142

Tax Designation .......................................................      143

[PYRAMID GRAPH]

(1.) Based on securities held in the Nasdaq Index for at least the 12 months ended 2/29/00.

WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, the taxable equivalent is the amount a taxable investment would have to earn to match a tax-free investment such as municipal bonds.(*) You can find your fund's taxable equivalent distribution rate and yield in the Performance Summary that follows your fund's report.

Municipal bond supply in 1999 added pressure to the already volatile municipal bond market. Although less than in 1998, the $225 billion issuance in 1999 was the fourth-highest on record. Looking forward, we anticipate decreased new issuance in 2000. The near-record volume did have some benefit, as it helped municipal bonds remain cheap relative to Treasuries. During the year under review, municipal bonds, as measured by the Bond Buyer 40, yielded as much as 101% of a comparable Treasury bond's yield. Historically, this ratio is about 90%. Because municipal bonds are tax-exempt, generally they yield less than Treasuries, which are subject to federal income tax. When municipals are yielding nearly the same as Treasuries, investors are able to take advantage of the tax exemption at little extra cost.

Please keep in mind that municipal bond funds continue to be an attractive investment for those investors seeking tax-free income. Depending on your federal and state tax rates, a taxable investment would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment.

Looking forward, we anticipate that the Fed will monitor inflationary tendencies closely and probably raise interest rates again. If, as a result, the economy slows toward the end of 2000, the bond markets could begin to experience less volatility.

The last few times municipal bonds lost ground, they enjoyed sharp rebounds in the following year. For example, in 1994, when the Fed raised interest rates six times, the average general municipal bond fund lost 6.5% in total return. In the following year, rates declined, and the average municipal bond fund gained nearly 17%. Although there is no guarantee that bond markets and municipal bond funds will repeat past behavior, markets do go through up and down cycles. Predicting these cycles is very difficult, even for professional economists -- which is why we recommend investing for the long term. It is important to remember that over time, the tax-free income received from municipal bond funds will ultimately drive the fund's total return performance.



(*)For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

We encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.



Sincerely,


/s/ Charles B. Johnson
Charles B. Johnson
Chairman
Franklin Tax-Free Trust



/s/ Sheila Amoroso
Sheila Amoroso



/s/ Rafael R. Costas Jr.
Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

CREDIT QUALITY BREAKDOWN(*)
Franklin Arizona Tax-Free Income Fund
Based on Total Long-Term Investments
2/29/00

[PIECHART]

AAA                                                                        49.7%
AA                                                                         15.0%
A                                                                          18.6%
BBB                                                                        12.1%
Below Investment Grade                                                      4.6%

(*)Quality breakdown may include internal ratings for bonds not rated by an independent credit rating agency.


FRANKLIN ARIZONA TAX-FREE INCOME FUND

Your Fund's Goal: Franklin Arizona Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Arizona state personal income taxes through a portfolio consisting primarily of Arizona municipal bonds.(1)

STATE UPDATE

[STATE OF ARIZONA GRAPHIC]

Arizona's economy retained its positive growth trend throughout the one-year review period, with the nation's third-highest employment growth rate for the 12 months ended October 1999.(2) Despite the state's rapid population growth rate, the second-highest in the nation after Nevada's, unemployment remained in line with the national average, as demonstrated by December's 4.1% rate for Arizona and the U.S.(3,4)

On the trade front, the state's 2.39% jump in exports for the first nine months of 1999 compared favorably with the 0.68% average gain for all states during the same period. Arizona should benefit from growth in California and Mexico, its leading domestic and international trading partners, respectively, as well as the upturn in Asia, a major market for the state's high-tech manufacturing. After California and Texas, Arizona ranked third in the nation for semiconductor and integrated circuits exports.(3)


The state maintained a healthy financial outlook during the review period. Rising employment and vibrant economic activity resulted in revenue growth, which outpaced increased spending and more than offset recent income tax cuts. The state's $353 net tax-supported per capita debt rate registered well below the $540 national median for 1999.(5) In addition, fiscal year 1999 revenues exceeded the budgeted forecast by $99.4 million, and fiscal year 2000-2001 revenues are expected to outpace the biennial budget estimates by $303 million.(6) With personal income, employment and population projected to grow faster than the national average, we anticipate a bright future for Arizona bonds.



(1.) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2.) Source: Arizona Department of Commerce, The Gold Sheet, Winter 2000.

(3.) Source: Standard & Poor's Ratings Direct, 8/19/99.

(4.) Source: Bureau of Labor Statistics, 2/18/2000.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 60.



PORTFOLIO NOTES

During the 12-month reporting period, we attempted to take advantage of the higher interest-rate environment to restructure the fund's portfolio, seeking to improve the fund's income-producing potential. We sold shorter maturity securities (in the 2015-2020 year range) and bought bonds with higher original issue discount (OID), or discount from par value at time of issuance. In addition, we booked tax losses, which can be carried forward in the portfolio to help offset taxable capital gains in the future and potentially lower shareholders' future tax liabilities.

The supply of Arizona bonds in 1999 was $3.307 billion, down 20.8% from 1998.(7) Franklin Arizona Tax-Free Income Fund participated in the year's largest Arizona issue, the $366 million Mesa Industrial and Development Agency Revenue (IDAR) bonds for Discovery Health, during the reporting period. We made this issue one of the portfolio's core positions, as the bonds were insured and offered at extremely attractive yields for Arizona. This purchase increased the portfolio's hospital/health care sector exposure from 16.7% on February 28, 1999, to 20.1% at the end of the reporting period. Other notable purchases during the period included Arizona Student Loan Acquisition Authority Revenue and Arizona State Transportation Board Highway Revenue.

The rise in interest rates during the period resulted in decreasing bond prices, presenting challenges for municipal bond investors. For the 12 months ended February 29, 2000, the 30-year Treasury bond price fell 10.1%, and the Bond Buyer Municipal Bond Index (Bond Buyer 40) was off 13.1%. By comparison, your fund's Class A share price, as measured by net asset value, declined 9.4%.(8)


PORTFOLIO BREAKDOWN
FRANKLIN ARIZONA
TAX-FREE INCOME FUND
2/29/00

                                                                        % OF TOTAL
                                                                         LONG-TERM
SECTOR                                                                  INVESTMENTS
------                                                                  -----------
Utilities                                                                  23.8%

Hospital & Health Care                                                     20.1%

Prerefunded                                                                13.5%

General Obligation                                                          9.9%

Transportation                                                              7.3%

Tax-Supported Debt                                                          6.3%

Housing                                                                     5.3%

Corporate-Backed                                                            4.9%

Subject to Government Appropriation                                         3.9%

Higher Education                                                            2.5%

Other Revenue                                                               2.5%

(5.) Source: Moody's Investors Service.

(6.) Source: Joint Legislative Budget Committee Fiscal Policy Analysis for the Arizona Legislature, 1/2000.

(7.) Source: The Bond Buyer, 1/3/00.

(8.) Sources: Lehman Brothers; The Bond Buyer. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The fund's investment return and share price fluctuate with market conditions. Index is unmanaged and includes reinvested interest. One cannot invest directly in an index.

In addition, your fund offers a notable tax advantage over a comparable taxable investment. On page 9, the Performance Summary shows that at the end of this reporting period, the fund's Class A shares' distribution rate was 5.31%, based on an annualization of the current 4.77 cent ($0.0477) per share dividend and the maximum offering price of $10.77 on February 29, 2000. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and Arizona state personal income tax bracket of 42.64% would need to earn 9.26% from a taxable investment to match the fund's tax-free distribution rate. The Performance Summary also shows distribution rates and taxable equivalent distribution rates for Class B and C shares.

Going forward, Arizona's municipal bond supply for the remainder of 2000 is expected to remain stable, which should continue to make them attractive investments for investors seeking tax-free income. The fund will maintain its conservative portfolio management strategy while seeking to provide a high level of current income with a relatively stable share price.


DIVIDEND DISTRIBUTIONS(*)
FRANKLIN ARIZONA TAX-FREE INCOME FUND
3/1/99 - 2/29/00


                                               DIVIDEND PER SHARE
                              --------------------------------------------------
  MONTH                          CLASS A           CLASS B**           CLASS C
March                          4.75 cents               --            4.24 cents
April                          4.75 cents               --            4.24 cents
May                            4.75 cents               --            4.24 cents
June                           4.75 cents               --            4.27 cents
July                           4.75 cents               --            4.27 cents
August                         4.75 cents               --            4.27 cents
September                      4.75 cents               --            4.23 cents
October                        4.75 cents               --            4.23 cents
November                       4.75 cents               --            4.23 cents
December                       4.75 cents               --            4.27 cents
January                        4.75 cents               --            4.27 cents
February                       4.75 cents         2.71 cents          4.27 cents
                              -----------         ----------         -----------
TOTAL                         57.00 CENTS         2.71 CENTS         51.03 CENTS
                              ===========         ==========         ===========


(*)Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

(**)Effective February 1, 2000, the fund began offering Class B shares to investors. See the prospectus for details.


This discussion reflects our views, opinions and portfolio holdings as of February 29, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN ARIZONA
TAX-FREE INCOME FUND

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge,but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


ONE-YEAR PERFORMANCE SUMMARY AS OF 2/29/00

One-year and aggregate total returns do not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


  CLASS A

  One-Year Total Return                             -4.15%

  Net Asset Value (NAV)                             $10.31 (2/29/00)            $11.38 (2/28/99)
  Change in NAV                                     -$1.07

  Distributions (3/1/99-2/29/00)                    Dividend Income             $0.5700
                                                    Long-Term Capital Gain      $0.0346
                                                    -----------------------------------
                                                    Total                       $0.6046

  CLASS B

  Aggregate Total Return                            +1.21%

  Net Asset Value (NAV)                             $10.32 (2/29/00)            $10.24 (2/1/00)
  Change in NAV                                     +$0.08

  Distributions (2/1/00-2/29/00)                    Dividend Income             $0.0271

  CLASS C

  One-Year Total Return                             -4.65%

  Net Asset Value (NAV)                             $10.38 (2/29/00)            $11.45 (2/28/99)
  Change in NAV                                     -$1.07

  Distributions (3/1/99-2/29/00)                    Dividend Income             $0.5103
                                                    Long-Term Capital Gain      $0.0346
                                                    -----------------------------------
                                                    Total                       $0.5449


Franklin Arizona Tax-Free Income Fund paid distributions derived from long-term capital gains of 3.46 cents ($0.0346) per share in June 1999. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE


                                                                      INCEPTION
  CLASS A                             1-YEAR      5-YEAR    10-YEAR    (9/1/87)
-------------------------------------------------------------------------------
  Cumulative Total Return(1)          -4.15%     +25.54%    +82.39%   +123.76%
  Average Annual Total Return(2)      -8.26%      +3.76%     +5.73%     +6.29%

                                                                      INCEPTION
  CLASS B                                                              (2/1/00)
-------------------------------------------------------------------------------
  Cumulative Total Return(1)                                            +1.21%
  Aggregate Total Return(2)                                             -2.79%

                                                                      INCEPTION
  CLASS C                                         1-YEAR     3-YEAR    (5/1/95)
-------------------------------------------------------------------------------
  Cumulative Total Return(1)                      -4.65%     +7.32%     +21.12%
  Average Annual Total Return(2)                  -6.54%     +2.05%     +3.83%

  SHARE CLASS                                        A          B          C
-------------------------------------------------------------------------------
  Distribution Rate(3)                             5.31%      4.99%      4.92%
  Taxable Equivalent Distribution Rate(4)          9.26%      8.70%      8.58%
  30-Day Standardized Yield(5)                     5.13%      4.86%      4.76%
  Taxable Equivalent Yield(4)                      8.94%      8.47%      8.30%

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Since Class B shares have existed for less than one year, aggregate total return for that class represents total return since inception, including the maximum sales charge.

(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (net asset value price for Class B) per share on February 29, 2000.

(4.) Taxable equivalent distribution rate and yield assume the published rates as of March 15, 2000, for the maximum combined federal and Arizona state personal income tax bracket of 42.64%, based on the federal income tax rate of 39.6%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the month ended February 29, 2000.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


For updated performance figures, see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN ARIZONA
TAX-FREE INCOME FUND

AVERAGE ANNUAL TOTAL RETURN
2/29/00

CLASS A
--------------------------------------------------------------------------------
1-Year                                                                    -8.26%
5-Year                                                                    +3.76%
10-Year                                                                   +5.73%
Since Inception (9/1/87)                                                  +6.29%

AVERAGE ANNUAL TOTAL RETURN
2/29/00

CLASS C
--------------------------------------------------------------------------------
1-Year                                                                    -6.54%
3-Year                                                                    +2.05%
Since Inception (5/1/95)                                                  +3.83%


TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged index, which includes approximately 38,000 municipal securities from across the country, differs from the fund in composition, does not pay management fees or expenses and includes reinvested interest. One cannot invest directly in an index. For the periods shown, performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

CLASS A (3/1/90 - 2/29/00)

The following line graph compares the performance of Franklin Arizona Tax Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/90 to 2/29/00.

             Franklin Arizona       Lehman Brothers
              Tax-Free Income        Municipal Bond
Date           Fund-Class A             Index*                   CPI*
----           ------------             ------                   ----
03/01/1990             $9,576                $10,000                    $10,000
03/31/1990     0.04%   $9,580        0.03%   $10,003       0.55%        $10,055
04/30/1990    -0.54%   $9,528       -0.72%   $9,931        0.16%        $10,071
05/31/1990     2.07%   $9,725        2.18%   $10,147       0.23%        $10,094
06/30/1990     1.00%   $9,823        0.88%   $10,237       0.54%        $10,149
07/31/1990     1.66%   $9,986        1.47%   $10,387       0.38%        $10,187
08/31/1990    -2.60%   $9,726       -1.45%   $10,237       0.92%        $10,281
09/30/1990    -0.06%   $9,720        0.06%   $10,243       0.84%        $10,367
10/31/1990     1.51%   $9,867        1.82%   $10,429       0.60%        $10,430
11/30/1990     2.18%  $10,082        2.01%   $10,639       0.22%        $10,453
12/31/1990     0.04%  $10,086        0.43%   $10,685       0.00%        $10,453
01/31/1991     1.77%  $10,265        1.34%   $10,828       0.60%        $10,515
02/28/1991     0.98%  $10,365        0.87%   $10,922       0.15%        $10,531
03/31/1991     0.23%  $10,389        0.03%   $10,925       0.15%        $10,547
04/30/1991     1.37%  $10,531        1.34%   $11,072       0.15%        $10,563
05/31/1991     0.70%  $10,605        0.89%   $11,170       0.30%        $10,594
06/30/1991    -0.18%  $10,586       -0.10%   $11,159       0.29%        $10,625
07/31/1991     1.52%  $10,747        1.22%   $11,295       0.15%        $10,641
08/31/1991     1.04%  $10,859        1.32%   $11,444       0.29%        $10,672
09/30/1991     1.41%  $11,012        1.30%   $11,593       0.44%        $10,719
10/31/1991     0.56%  $11,073        0.90%   $11,697       0.15%        $10,735
11/30/1991     0.37%  $11,114        0.28%   $11,730       0.29%        $10,766
12/31/1991     1.86%  $11,321        2.15%   $11,982       0.07%        $10,774
01/31/1992     0.53%  $11,381        0.23%   $12,010       0.15%        $10,790
02/29/1992    -0.04%  $11,377        0.03%   $12,013       0.36%        $10,829
03/31/1992     0.08%  $11,386        0.03%   $12,017       0.51%        $10,884
04/30/1992     0.77%  $11,473        0.89%   $12,124       0.14%        $10,899
05/31/1992     1.24%  $11,616        1.18%   $12,267       0.14%        $10,914
06/30/1992     1.25%  $11,761        1.68%   $12,473       0.36%        $10,954
07/31/1992     3.64%  $12,189        3.00%   $12,847       0.21%        $10,977
08/31/1992    -1.09%  $12,056       -0.97%   $12,723       0.28%        $11,007
09/30/1992     0.75%  $12,146        0.65%   $12,805       0.28%        $11,038
10/31/1992    -1.10%  $12,013       -0.98%   $12,680       0.35%        $11,077
11/30/1992     2.35%  $12,295        1.79%   $12,907       0.14%        $11,092
12/31/1992     1.30%  $12,455        1.02%   $13,039      -0.07%        $11,085
01/31/1993     1.27%  $12,613        1.16%   $13,190       0.49%        $11,139
02/28/1993     2.37%  $12,912        3.62%   $13,667       0.35%        $11,178
03/31/1993    -0.47%  $12,851       -1.06%   $13,522       0.35%        $11,217
04/30/1993     0.59%  $12,927        1.01%   $13,659       0.28%        $11,248
05/31/1993     0.54%  $12,997        0.56%   $13,735       0.14%        $11,264
06/30/1993     1.64%  $13,210        1.67%   $13,965       0.14%        $11,280
07/31/1993    -0.03%  $13,206        0.13%   $13,983       0.00%        $11,280
08/31/1993     1.99%  $13,469        2.08%   $14,274       0.28%        $11,311
09/30/1993     1.05%  $13,610        1.14%   $14,437       0.21%        $11,335
10/31/1993     0.27%  $13,647        0.19%   $14,464       0.41%        $11,382
11/30/1993    -0.47%  $13,583       -0.88%   $14,337       0.07%        $11,390
12/31/1993     1.97%  $13,851        2.11%   $14,639       0.00%        $11,390
01/31/1994     0.98%  $13,986        1.14%   $14,806       0.27%        $11,420
02/28/1994    -2.12%  $13,690       -2.59%   $14,423       0.34%        $11,459
03/31/1994    -3.20%  $13,252       -4.07%   $13,836       0.34%        $11,498
04/30/1994     0.47%  $13,314        0.85%   $13,953       0.14%        $11,514
05/31/1994     0.50%  $13,381        0.87%   $14,075       0.07%        $11,522
06/30/1994    -0.27%  $13,345       -0.61%   $13,989       0.34%        $11,562
07/31/1994     1.55%  $13,551        1.83%   $14,245       0.27%        $11,593
08/31/1994     0.40%  $13,606        0.35%   $14,295       0.40%        $11,639
09/30/1994    -0.94%  $13,478       -1.47%   $14,084       0.27%        $11,671
10/31/1994    -1.42%  $13,286       -1.78%   $13,834       0.07%        $11,679
11/30/1994    -1.85%  $13,041       -1.81%   $13,583       0.13%        $11,694
12/31/1994     1.93%  $13,292        2.20%   $13,882       0.00%        $11,694
01/31/1995     2.20%  $13,585        2.86%   $14,279       0.40%        $11,741
02/28/1995     2.46%  $13,919        2.91%   $14,695       0.40%        $11,788
03/31/1995     1.07%  $14,068        1.15%   $14,864       0.33%        $11,827
04/30/1995     0.27%  $14,106        0.12%   $14,882       0.33%        $11,866
05/31/1995     2.48%  $14,456        3.19%   $15,356       0.20%        $11,889
06/30/1995    -0.65%  $14,362       -0.87%   $15,223       0.20%        $11,913
07/31/1995     0.67%  $14,458        0.95%   $15,367       0.00%        $11,913
08/31/1995     1.00%  $14,602        1.27%   $15,563       0.26%        $11,944
09/30/1995     0.46%  $14,670        0.63%   $15,661       0.20%        $11,968
10/31/1995     1.39%  $14,873        1.45%   $15,888       0.33%        $12,007
11/30/1995     1.51%  $15,098        1.66%   $16,151      -0.07%        $11,999
12/31/1995     0.89%  $15,232        0.96%   $16,306      -0.07%        $11,991
01/31/1996     0.49%  $15,307        0.76%   $16,430       0.59%        $12,061
02/29/1996    -0.66%  $15,206       -0.68%   $16,319       0.32%        $12,100
03/31/1996    -1.13%  $15,034       -1.28%   $16,110       0.52%        $12,163
04/30/1996    -0.14%  $15,013       -0.28%   $16,065       0.39%        $12,210
05/31/1996     0.16%  $15,037       -0.04%   $16,058       0.19%        $12,234
06/30/1996     1.18%  $15,215        1.09%   $16,233       0.06%        $12,241
07/31/1996     0.68%  $15,318        0.90%   $16,379       0.19%        $12,264
08/31/1996     0.08%  $15,330       -0.02%   $16,376       0.19%        $12,287
09/30/1996     1.39%  $15,543        1.40%   $16,605       0.32%        $12,327
10/31/1996     0.91%  $15,685        1.13%   $16,793       0.32%        $12,366
11/30/1996     1.43%  $15,909        1.83%   $17,100       0.19%        $12,390
12/31/1996    -0.22%  $15,874       -0.42%   $17,028       0.00%        $12,390
01/31/1997     0.19%  $15,904        0.19%   $17,061       0.32%        $12,429
02/28/1997     0.81%  $16,033        0.92%   $17,218       0.31%        $12,468
03/31/1997    -1.12%  $15,854       -1.33%   $16,989       0.25%        $12,499
04/30/1997     0.80%  $15,980        0.84%   $17,131       0.12%        $12,514
05/31/1997     1.22%  $16,175        1.51%   $17,390      -0.06%        $12,507
06/30/1997     0.93%  $16,326        1.07%   $17,576       0.12%        $12,522
07/31/1997     2.31%  $16,703        2.77%   $18,063       0.12%        $12,537
08/31/1997    -0.70%  $16,586       -0.94%   $17,893       0.19%        $12,560
09/30/1997     1.08%  $16,765        1.19%   $18,106       0.25%        $12,592
10/31/1997     0.58%  $16,862        0.64%   $18,222       0.25%        $12,623
11/30/1997     0.60%  $16,964        0.59%   $18,330      -0.06%        $12,616
12/31/1997     1.30%  $17,184        1.46%   $18,597      -0.12%        $12,601
01/31/1998     0.81%  $17,323        1.03%   $18,789       0.19%        $12,624
02/28/1998     0.10%  $17,341        0.03%   $18,794       0.19%        $12,648
03/31/1998     0.03%  $17,346        0.09%   $18,811       0.19%        $12,672
04/30/1998    -0.20%  $17,311       -0.45%   $18,727       0.18%        $12,695
05/31/1998     1.22%  $17,522        1.58%   $19,023       0.18%        $12,718
06/30/1998     0.29%  $17,573        0.39%   $19,097       0.12%        $12,733
07/31/1998     0.31%  $17,628        0.25%   $19,145       0.12%        $12,749
08/31/1998     1.23%  $17,844        1.55%   $19,441       0.12%        $12,764
09/30/1998     1.18%  $18,055        1.25%   $19,684       0.12%        $12,779
10/31/1998    -0.08%  $18,041        0.00%   $19,684       0.24%        $12,810
11/30/1998     0.34%  $18,102        0.35%   $19,753       0.00%        $12,810
12/31/1998     0.10%  $18,120        0.25%   $19,803      -0.06%        $12,802
01/31/1999     1.04%  $18,308        1.19%   $20,038       0.24%        $12,833
02/28/1999    -0.38%  $18,239       -0.44%   $19,950       0.12%        $12,848
03/31/1999     0.40%  $18,312        0.14%   $19,978       0.30%        $12,887
04/30/1999     0.15%  $18,339        0.25%   $20,028       0.73%        $12,981
05/31/1999    -0.42%  $18,262       -0.58%   $19,912       0.00%        $12,981
06/30/1999    -1.47%  $17,994       -1.44%   $19,625       0.00%        $12,981
07/31/1999     0.23%  $18,035        0.36%   $19,696       0.30%        $13,020
08/31/1999    -1.26%  $17,808       -0.80%   $19,538       0.24%        $13,051
09/30/1999    -0.13%  $17,785        0.04%   $19,546       0.48%        $13,114
10/31/1999    -1.83%  $17,459       -1.08%   $19,335       0.18%        $13,137
11/30/1999     0.78%  $17,596        1.06%   $19,540       0.06%        $13,145
12/31/1999    -0.97%  $17,425       -0.75%   $19,393       0.00%        $13,145
01/31/2000    -0.80%  $17,285       -0.44%   $19,308       0.24%        $13,177
02/29/2000     1.13%  $17,458        1.16%   $19,532       0.59%        $13,255

CLASS C (5/1/95 - 2/29/00)

The following line graph compares the performance of Franklin Arizona Tax Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/29/00.

              Franklin Arizona       Lehman Brothers
               Tax-Free Income        Municipal Bond
   Date         Fund-Class C             Index*                  CPI*
   ----         ------------             ------                  ----
05/01/1995              $9,902                $10,000                $10,000
05/31/1995      2.68%  $10,167        3.19%   $10,319        0.20%   $10,020
06/30/1995     -0.71%  $10,095       -0.87%   $10,229        0.20%   $10,040
07/31/1995      0.61%  $10,157        0.95%   $10,326        0.00%   $10,040
08/31/1995      1.04%  $10,262        1.27%   $10,458        0.26%   $10,066
09/29/1995      0.50%  $10,314        0.63%   $10,523        0.20%   $10,086
10/31/1995      1.24%  $10,442        1.45%   $10,676        0.33%   $10,120
11/30/1995      1.54%  $10,602        1.66%   $10,853       -0.07%   $10,112
12/29/1995      0.75%  $10,682        0.96%   $10,957       -0.07%   $10,105
01/31/1996      0.52%  $10,737        0.76%   $11,041        0.59%   $10,165
02/29/1996     -0.78%  $10,654       -0.68%   $10,966        0.32%   $10,198
03/29/1996     -1.08%  $10,539       -1.28%   $10,825        0.52%   $10,251
04/30/1996     -0.19%  $10,519       -0.28%   $10,795        0.39%   $10,291
05/31/1996      0.10%  $10,529       -0.04%   $10,791        0.19%   $10,310
06/28/1996      1.04%  $10,639        1.09%   $10,908        0.06%   $10,316
07/31/1996      0.71%  $10,714        0.90%   $11,006        0.19%   $10,336
08/30/1996      0.02%  $10,716       -0.02%   $11,004        0.19%   $10,356
09/30/1996      1.33%  $10,859        1.40%   $11,158        0.32%   $10,389
10/31/1996      0.94%  $10,961        1.13%   $11,284        0.32%   $10,422
11/29/1996      1.37%  $11,111        1.83%   $11,491        0.19%   $10,442
12/31/1996     -0.27%  $11,081       -0.42%   $11,443        0.00%   $10,442
01/31/1997      0.06%  $11,088        0.19%   $11,464        0.32%   $10,475
02/28/1997      0.79%  $11,175        0.92%   $11,570        0.31%   $10,508
03/31/1997     -1.07%  $11,056       -1.33%   $11,416        0.25%   $10,534
04/30/1997      0.75%  $11,139        0.84%   $11,512        0.12%   $10,547
05/31/1997      1.16%  $11,268        1.51%   $11,686       -0.06%   $10,540
06/30/1997      0.79%  $11,357        1.07%   $11,811        0.12%   $10,553
07/31/1997      2.26%  $11,614        2.77%   $12,138        0.12%   $10,565
08/31/1997     -0.65%  $11,538       -0.94%   $12,024        0.19%   $10,586
09/30/1997      1.02%  $11,656        1.19%   $12,167        0.25%   $10,612
10/31/1997      0.52%  $11,716        0.64%   $12,245        0.25%   $10,639
11/30/1997      0.55%  $11,781        0.59%   $12,317       -0.06%   $10,632
12/31/1997      1.24%  $11,927        1.46%   $12,497       -0.12%   $10,619
01/31/1998      0.85%  $12,028        1.03%   $12,626        0.19%   $10,640
02/28/1998      0.05%  $12,034        0.03%   $12,629        0.19%   $10,660
03/31/1998     -0.02%  $12,032        0.09%   $12,641        0.19%   $10,680
04/30/1998     -0.33%  $11,992       -0.45%   $12,584        0.18%   $10,699
05/31/1998      1.17%  $12,132        1.58%   $12,783        0.18%   $10,719
06/30/1998      0.33%  $12,173        0.39%   $12,832        0.12%   $10,731
07/31/1998      0.16%  $12,192        0.25%   $12,865        0.12%   $10,744
08/31/1998      1.27%  $12,347        1.55%   $13,064        0.12%   $10,757
09/30/1998      1.22%  $12,497        1.25%   $13,227        0.12%   $10,770
10/31/1998     -0.22%  $12,470        0.00%   $13,227        0.24%   $10,796
11/30/1998      0.28%  $12,505        0.35%   $13,274        0.00%   $10,796
12/31/1998      0.05%  $12,511        0.25%   $13,307       -0.06%   $10,789
01/31/1999      0.98%  $12,634        1.19%   $13,465        0.24%   $10,815
02/28/1999     -0.42%  $12,581       -0.44%   $13,406        0.12%   $10,828
03/31/1999      0.43%  $12,635        0.14%   $13,425        0.30%   $10,861
04/30/1999      0.10%  $12,647        0.25%   $13,458        0.73%   $10,940
05/31/1999     -0.54%  $12,579       -0.58%   $13,380        0.00%   $10,940
06/30/1999     -1.50%  $12,390       -1.44%   $13,187        0.00%   $10,940
07/31/1999      0.18%  $12,413        0.36%   $13,235        0.30%   $10,973
08/31/1999     -1.30%  $12,251       -0.80%   $13,129        0.24%   $10,999
09/30/1999     -0.17%  $12,231        0.04%   $13,134        0.48%   $11,052
10/31/1999     -1.86%  $12,003       -1.08%   $12,992        0.18%   $11,072
11/30/1999      0.72%  $12,089        1.06%   $13,130        0.06%   $11,079
12/31/1999     -1.01%  $11,967       -0.75%   $13,032        0.00%   $11,079
01/31/2000     -0.84%  $11,867       -0.44%   $12,974        0.24%   $11,105
02/29/2000      1.08%  $11,994        1.16%   $13,125        0.59%   $11,171

(*)Source: Standard & Poor's Micropal.


Past performance does not guarantee future results.

FRANKLIN COLORADO TAX-FREE INCOME FUND

Your Fund's Goal: Franklin Colorado Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Colorado state personal income taxes through a portfolio consisting primarily of Colorado municipal bonds.(1)

STATE UPDATE

[COLORADO STATE GRAPHIC]

Colorado seems to be on many people's minds these days, as its population has swelled by 11.4% since 1993. Strong employment growth throughout the '90s has driven this net in-migration, as the state even expanded in the 1991-1992 national recession. Estimates for 1999 employment growth are 3.3% and 2000's are forecasted to be 2.1%.(2) Even more impressive is the state's low unemployment level, at 3.0% in December 1999, compared with 4.1% for the nation, despite the tremendous increase in new residents.(3)

The economy has become much more diversified in the past decade as the state added more than 380,000 jobs in services, trade, finance, construction and telecommunications from 1993 to 1998. The economy now has a similar composition to that of the nation's, with services comprising approximately 30% of employment, trade 24% and manufacturing 10%. Mining, which at one time was a key aspect of the economy, now makes up less than 1% of employment.(2)

Additionally, Colorado is in a stronger financial position as a result of the robust economy and the taxpayer bill of rights (TABOR) voter initiative. In recent years, revenues have consistently surpassed budget projections. TABOR has created very low debt levels with overall tax-supported debt of 0.08% of personal income or just $24 per capita compared with the $540 national median.(4)


CREDIT QUALITY BREAKDOWN*
Franklin Colorado Tax-Free Income Fund
Based on Total Long-Term Investments
2/29/00

[PIECHART]

AAA                                                                        59.2%
AA                                                                         13.3%
A                                                                          13.8%
BBB                                                                        13.7%

(*)Quality breakdown may include internal ratings for bonds not rated by an independent credit rating agency.


(1.) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2.) Source: Standard and Poor's Ratings Direct, 11/99. This does not indicate Standard and Poor's rating of the fund.

(3.) Source: Bureau of Labor Statistics, 12/99.

(4.) Source: Moody's Investors Service.


All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 66.

PORTFOLIO BREAKDOWN
Franklin Colorado
Tax-Free Income Fund
2/29/00

                                                                        % OF TOTAL
                                                                         LONG-TERM
SECTOR                                                                  INVESTMENTS
--------------------------------------------------------------------------------
Hospital & Health Care                                                     30.6%

Utilities                                                                  15.3%

Housing                                                                    12.8%

Transportation                                                             11.6%

Tax-Supported Debt                                                          7.2%

Subject to Government Appropriation                                         6.6%

Prerefunded                                                                 5.8%

Higher Education                                                            3.8%

Corporate-Backed                                                            3.1%

General Obligation                                                          2.3%

Other Revenue                                                               0.9%

Colorado's outlook is stable and Standard & Poor's, an independent credit rating agency, has assigned it an A rating.(2) The state should continue to outperform other states and the overall nation, driven by a solid economy and its sound financial position.

PORTFOLIO NOTES

During the 12-month reporting period, we attempted to take advantage of the higher interest-rate environment to restructure the fund's portfolio, seeking to improve the fund's income-earning potential. We generally sold shorter maturity bonds, maturing in the 2015-2020 year range, and bought bonds with higher book yields. In addition, we booked tax losses, which can be carried forward in the portfolio to help offset taxable capital gains in the future and potentially lower shareholders' future tax liabilities.

The supply of Colorado bonds in 1999 was up 32.0%, to $4.267 billion, from $3.233 billion in 1998.(5) We found value in the hospital/health care sector and made a number of purchases, including University of Northern Colorado Medical Center, which increased the sector's weighting to 30.6% of total long-term investments on February 29, 2000, from 23.7% at the beginning of the reporting period. Other significant purchases during the period included Broomfield COPs, Boulder County MFHRs and Pueblo Board Waterworks Water Revenue.

The rise in interest rates during the period resulted in decreasing bond prices, presenting challenges for municipal bond investors. For the 12 months ended February 29, 2000, the 30-year Treasury bond price fell 10.1%, and the Bond Buyer Municipal Bond Index (Bond Buyer 40) was off 13.1%. By comparison, your fund's Class A share price, as measured by net asset value, declined 9.5%.(6)

In addition, your fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary on page 14 shows that at the end of this reporting period, the fund's Class A shares' distribution rate was 5.22%, based on an annualization of the current 4.95 cent ($0.0495) per share dividend and the maximum offering price of $11.38 on February 29, 2000. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and Colorado state personal income tax bracket of 42.47% would need to earn 9.07% from a taxable investment to match the fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

(5.) Source: The Bond Buyer, 1/3/00.

(6.) Sources: Lehman Brothers; The Bond Buyer. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The fund's investment return and share price fluctuate with market conditions. Index is unmanaged and includes reinvested interest. One cannot invest directly in an index.


DIVIDEND DISTRIBUTIONS(*)
Franklin Colorado Tax-Free Income Fund
3/1/99 - 2/29/00

                                                     DIVIDEND PER SHARE
                                            ------------------------------------
MONTH                                         CLASS A                  CLASS C
--------------------------------------------------------------------------------
March                                        4.95 cents               4.38 cents
April                                        4.95 cents               4.38 cents
May                                          4.95 cents               4.38 cents
June                                         4.95 cents               4.42 cents
July                                         4.95 cents               4.42 cents
August                                       4.95 cents               4.42 cents
September                                    4.95 cents               4.42 cents
October                                      4.95 cents               4.42 cents
November                                     4.95 cents               4.42 cents
December                                     4.95 cents               4.46 cents
January                                      4.95 cents               4.46 cents
February                                     4.95 cents               4.46 cents
--------------------------------------------------------------------------------
Total                                       59.40 cents              53.04 cents

(*)Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

Going forward, Colorado's municipal bond supply for the remainder of 2000 is expected to remain stable, which should continue to make them attractive investments for investors seeking tax-free income. The fund will maintain its conservative portfolio management strategy of seeking to provide a high level of current tax-free income with a relatively stable share price.

This discussion reflects our views, opinions and portfolio holdings as of February 29, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


FRANKLIN COLORADO
TAX-FREE INCOME FUND

ONE-YEAR PERFORMANCE SUMMARY AS OF 2/29/00

One-year total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


  CLASS A
  One-Year Total Return                             -4.57%
  Net Asset Value (NAV)                             $10.90 (2/29/00)            $12.05 (2/28/99)
  Change in NAV                                     -$1.15
  Distributions (3/1/99-2/29/00)                    Dividend Income             $0.5940
                                                    Long-Term Capital Gain      $0.0118
                                                    -----------------------------------
                                                    Total                       $0.6058

  CLASS C
  One-Year Total Return                             -5.08%
  Net Asset Value (NAV)                             $10.96 (2/29/00)            $12.11 (2/28/99)
  Change in NAV                                     -$1.15
  Distributions (3/1/99-2/29/00)                    Dividend Income             $0.5304
                                                    Long-Term Capital Gain      $0.0118
                                                    -----------------------------------
                                                    Total                       $0.5422

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADDITIONAL PERFORMANCE

                                                                           INCEPTION
  CLASS A                                1-YEAR      5-YEAR    10-YEAR     (9/1/87)
------------------------------------------------------------------------------------
  Cumulative Total Return(1)             -4.57%     +26.94%    +85.66%     +130.17%
  Average Annual Total Return(2)         -8.59%      +3.97%     +5.93%       +6.53%

                                                                           INCEPTION
  CLASS C                                            1-YEAR     3-YEAR     (5/1/95)
------------------------------------------------------------------------------------
  Cumulative Total Return(1)                         -5.08%     +7.65%      +22.64%
  Average Annual Total Return(2)                     -6.90%     +2.14%       +4.09%

SHARE CLASS                                                        A            C
-----------------------------------------------------------------------------------
Distribution Rate(3)                                             5.22%        4.85%
Taxable Equivalent Distribution Rate(4)                          9.07%        8.43%
30-Day Standardized Yield(5)                                     5.06%        4.68%
Taxable Equivalent Yield(4)                                      8.80%        8.13%


(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 29, 2000.

(4.) Taxable equivalent distribution rate and yield assume the published rates as of March 15, 2000, for the maximum combined federal and Colorado state personal income tax bracket of 42.47%, based on the federal income tax rate of 39.6%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the month ended February 29, 2000.


Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Franklin Colorado Tax-Free Income Fund paid distributions derived from long-term capital gains of 1.18 cents ($0.0118) per share in June 1999. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

For updated performance figures, see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged index, which includes approximately 38,000 municipal securities from across the country, differs from the fund in composition, does not pay management fees or expenses and includes reinvested interest. One cannot invest directly in an index. For the periods shown, performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

CLASS A (3/1/90 - 2/29/00)

The following line graph compares the performance of Franklin Colorado Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/90 to 2/29/00.

            Franklin Colorado      Lehman Brothers
             Tax-Free Income        Municipal Bond
Date           Fund-Class A            Index*                   CPI*
----          ------------             ------                   ----
03/01/1990             $9,573                $10,000                  $10,000
03/31/1990    -0.07%   $9,566         0.03%  $10,003        0.55%     $10,055
04/30/1990    -0.73%   $9,496        -0.72%   $9,931        0.16%     $10,071
05/31/1990     2.13%   $9,699         2.18%  $10,147        0.23%     $10,094
06/30/1990     1.16%   $9,811         0.88%  $10,237        0.54%     $10,149
07/31/1990     1.62%   $9,970         1.47%  $10,387        0.38%     $10,187
08/31/1990    -2.48%   $9,723        -1.45%  $10,237        0.92%     $10,281
09/30/1990    -0.07%   $9,716         0.06%  $10,243        0.84%     $10,367
10/31/1990     1.28%   $9,840         1.82%  $10,429        0.60%     $10,430
11/30/1990     2.32%  $10,069         2.01%  $10,639        0.22%     $10,453
12/31/1990    -0.16%  $10,053         0.43%  $10,685        0.00%     $10,453
01/31/1991     1.35%  $10,188         1.34%  $10,828        0.60%     $10,515
02/28/1991     0.87%  $10,277         0.87%  $10,922        0.15%     $10,531
03/31/1991     0.40%  $10,318         0.03%  $10,925        0.15%     $10,547
04/30/1991     1.43%  $10,466         1.34%  $11,072        0.15%     $10,563
05/31/1991     0.87%  $10,557         0.89%  $11,170        0.30%     $10,594
06/30/1991     0.03%  $10,560        -0.10%  $11,159        0.29%     $10,625
07/31/1991     1.52%  $10,720         1.22%  $11,295        0.15%     $10,641
08/31/1991     0.86%  $10,813         1.32%  $11,444        0.29%     $10,672
09/30/1991     1.32%  $10,955         1.30%  $11,593        0.44%     $10,719
10/31/1991     0.49%  $11,009         0.90%  $11,697        0.15%     $10,735
11/30/1991     0.49%  $11,063         0.28%  $11,730        0.29%     $10,766
12/31/1991     2.09%  $11,294         2.15%  $11,982        0.07%     $10,774
01/31/1992     0.15%  $11,311         0.23%  $12,010        0.15%     $10,790
02/29/1992     0.16%  $11,329         0.03%  $12,013        0.36%     $10,829
03/31/1992     0.28%  $11,361         0.03%  $12,017        0.51%     $10,884
04/30/1992     0.86%  $11,459         0.89%  $12,124        0.14%     $10,899
05/31/1992     1.42%  $11,621         1.18%  $12,267        0.14%     $10,914
06/30/1992     1.34%  $11,777         1.68%  $12,473        0.36%     $10,954
07/31/1992     3.77%  $12,221         3.00%  $12,847        0.21%     $10,977
08/31/1992    -1.04%  $12,094        -0.97%  $12,723        0.28%     $11,007
09/30/1992     0.23%  $12,122         0.65%  $12,805        0.28%     $11,038
10/31/1992    -1.67%  $11,919        -0.98%  $12,680        0.35%     $11,077
11/30/1992     2.71%  $12,242         1.79%  $12,907        0.14%     $11,092
12/31/1992     1.49%  $12,425         1.02%  $13,039       -0.07%     $11,085
01/31/1993     1.10%  $12,561         1.16%  $13,190        0.49%     $11,139
02/28/1993     3.31%  $12,977         3.62%  $13,667        0.35%     $11,178
03/31/1993    -0.52%  $12,910        -1.06%  $13,522        0.35%     $11,217
04/30/1993     0.78%  $13,010         1.01%  $13,659        0.28%     $11,248
05/31/1993     0.47%  $13,072         0.56%  $13,735        0.14%     $11,264
06/30/1993     1.53%  $13,272         1.67%  $13,965        0.14%     $11,280
07/31/1993     0.23%  $13,302         0.13%  $13,983        0.00%     $11,280
08/31/1993     2.03%  $13,572         2.08%  $14,274        0.28%     $11,311
09/30/1993     1.20%  $13,735         1.14%  $14,437        0.21%     $11,335
10/31/1993     0.36%  $13,784         0.19%  $14,464        0.41%     $11,382
11/30/1993    -0.27%  $13,747        -0.88%  $14,337        0.07%     $11,390
12/31/1993     1.91%  $14,010         2.11%  $14,639        0.00%     $11,390
01/31/1994     1.03%  $14,154         1.14%  $14,806        0.27%     $11,420
02/28/1994    -2.14%  $13,851        -2.59%  $14,423        0.34%     $11,459
03/31/1994    -3.93%  $13,307        -4.07%  $13,836        0.34%     $11,498
04/30/1994     0.21%  $13,335         0.85%  $13,953        0.14%     $11,514
05/31/1994     0.69%  $13,427         0.87%  $14,075        0.07%     $11,522
06/30/1994    -0.69%  $13,334        -0.61%  $13,989        0.34%     $11,562
07/31/1994     1.89%  $13,586         1.83%  $14,245        0.27%     $11,593
08/31/1994     0.24%  $13,619         0.35%  $14,295        0.40%     $11,639
09/30/1994    -1.26%  $13,447        -1.47%  $14,084        0.27%     $11,671
10/31/1994    -1.65%  $13,225        -1.78%  $13,834        0.07%     $11,679
11/30/1994    -1.90%  $12,974        -1.81%  $13,583        0.13%     $11,694
12/31/1994     2.11%  $13,248         2.20%  $13,882        0.00%     $11,694
01/31/1995     3.11%  $13,660         2.86%  $14,279        0.40%     $11,741
02/28/1995     2.50%  $14,001         2.91%  $14,695        0.40%     $11,788
03/31/1995     0.88%  $14,125         1.15%  $14,864        0.33%     $11,827
04/30/1995     0.27%  $14,163         0.12%  $14,882        0.33%     $11,866
05/31/1995     2.61%  $14,532         3.19%  $15,356        0.20%     $11,889
06/30/1995    -0.63%  $14,441        -0.87%  $15,223        0.20%     $11,913
07/31/1995     0.57%  $14,523         0.95%  $15,367        0.00%     $11,913
08/31/1995     1.42%  $14,729         1.27%  $15,563        0.26%     $11,944
09/30/1995     0.46%  $14,797         0.63%  $15,661        0.20%     $11,968
10/31/1995     1.36%  $14,998         1.45%  $15,888        0.33%     $12,007
11/30/1995     1.56%  $15,232         1.66%  $16,151       -0.07%     $11,999
12/31/1995     0.94%  $15,375         0.96%  $16,306       -0.07%     $11,991
01/31/1996     0.48%  $15,449         0.76%  $16,430        0.59%     $12,061
02/29/1996    -0.21%  $15,417        -0.68%  $16,319        0.32%     $12,100
03/31/1996    -0.90%  $15,278        -1.28%  $16,110        0.52%     $12,163
04/30/1996    -0.04%  $15,272        -0.28%  $16,065        0.39%     $12,210
05/31/1996     0.07%  $15,283        -0.04%  $16,058        0.19%     $12,234
06/30/1996     0.88%  $15,417         1.09%  $16,233        0.06%     $12,241
07/31/1996     0.75%  $15,533         0.90%  $16,379        0.19%     $12,264
08/31/1996     0.04%  $15,539        -0.02%  $16,376        0.19%     $12,287
09/30/1996     1.35%  $15,749         1.40%  $16,605        0.32%     $12,327
10/31/1996     0.98%  $15,903         1.13%  $16,793        0.32%     $12,366
11/30/1996     1.48%  $16,138         1.83%  $17,100        0.19%     $12,390
12/31/1996    -0.18%  $16,109         0.42%  $17,028        0.00%     $12,390
01/31/1997     0.12%  $16,129         0.19%  $17,061        0.32%     $12,429
02/28/1997     0.80%  $16,258         0.92%  $17,218        0.31%     $12,468
03/31/1997    -1.13%  $16,074        -1.33%  $16,989        0.25%     $12,499
04/30/1997     0.79%  $16,201         0.84%  $17,131        0.12%     $12,514
05/31/1997     1.19%  $16,394         1.51%  $17,390       -0.06%     $12,507
06/30/1997     1.07%  $16,569         1.07%  $17,576        0.12%     $12,522
07/31/1997     2.48%  $16,980         2.77%  $18,063        0.12%     $12,537
08/31/1997    -0.90%  $16,827        -0.94%  $17,893        0.19%     $12,560
09/30/1997     1.37%  $17,058         1.19%  $18,106        0.25%     $12,592
10/31/1997     0.63%  $17,165         0.64%  $18,222        0.25%     $12,623
11/30/1997     0.65%  $17,277         0.59%  $18,330       -0.06%     $12,616
12/31/1997     1.48%  $17,533         1.46%  $18,597       -0.12%     $12,601
01/31/1998     1.02%  $17,711         1.03%  $18,789        0.19%     $12,624
02/28/1998    -0.07%  $17,699         0.03%  $18,794        0.19%     $12,648
03/31/1998     0.21%  $17,736         0.09%  $18,811        0.19%     $12,672
04/30/1998    -0.34%  $17,676        -0.45%  $18,727        0.18%     $12,695
05/31/1998     1.50%  $17,941         1.58%  $19,023        0.18%     $12,718
06/30/1998     0.39%  $18,011         0.39%  $19,097        0.12%     $12,733
07/31/1998     0.21%  $18,049         0.25%  $19,145        0.12%     $12,749
08/31/1998     1.25%  $18,274         1.55%  $19,441        0.12%     $12,764
09/30/1998     1.13%  $18,481         1.25%  $19,684        0.12%     $12,779
10/31/1998    -0.22%  $18,440         0.00%  $19,684        0.24%     $12,810
11/30/1998     0.42%  $18,518         0.35%  $19,753        0.00%     $12,810
12/31/1998     0.12%  $18,540         0.25%  $19,803       -0.06%     $12,802
01/31/1999     0.91%  $18,709         1.19%  $20,038        0.24%     $12,833
02/28/1999    -0.42%  $18,630        -0.44%  $19,950        0.12%     $12,848
03/31/1999     0.39%  $18,703         0.14%  $19,978        0.30%     $12,887
04/30/1999     0.07%  $18,716         0.25%  $20,028        0.73%     $12,981
05/31/1999    -0.63%  $18,598        -0.58%  $19,912        0.00%     $12,981
06/30/1999    -1.40%  $18,338        -1.44%  $19,625        0.00%     $12,981
07/31/1999     0.06%  $18,349         0.36%  $19,696        0.30%     $13,020
08/31/1999    -1.34%  $18,103        -0.80%  $19,538        0.24%     $13,051
09/30/1999    -0.19%  $18,068         0.04%  $19,546        0.48%     $13,114
10/31/1999    -1.80%  $17,743        -1.08%  $19,335        0.18%     $13,137
11/30/1999     1.03%  $17,926         1.06%  $19,540        0.06%     $13,145
12/31/1999    -1.17%  $17,716        -0.75%  $19,393        0.00%     $13,145
01/31/2000    -1.01%  $17,537        -0.44%  $19,308        0.24%     $13,177
02/29/2000     1.36%  $17,784         1.16%  $19,532        0.59%     $13,255

CLASS C (5/1/95 - 2/29/00)

The following line graph compares the performance of Franklin Colorado Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/29/00.

           Franklin Colorado      Lehman Brothers
            Tax-Free Income       Municipal Bond
Date         Fund-Class C             Index*                 CPI*
----         ------------             ------                 ----
05/01/1995             $9,896               $10,000               $10,000
05/31/1995     2.64%  $10,157        3.19%  $10,319       0.20%   $10,020
06/30/1995    -0.60%  $10,096       -0.87%  $10,229       0.20%   $10,040
07/31/1995     0.52%  $10,149        0.95%  $10,326       0.00%   $10,040
08/31/1995     1.37%  $10,288        1.27%  $10,458       0.26%   $10,066
09/29/1995     0.41%  $10,330        0.63%  $10,523       0.20%   $10,086
10/31/1995     1.39%  $10,474        1.45%  $10,676       0.33%   $10,120
11/30/1995     1.51%  $10,632        1.66%  $10,853      -0.07%   $10,112
12/29/1995     0.89%  $10,726        0.96%  $10,957      -0.07%   $10,105
01/31/1996     0.43%  $10,773        0.76%  $11,041       0.59%   $10,165
02/29/1996     0.26%  $10,745       -0.68%  $10,966       0.32%   $10,198
03/29/1996     0.95%  $10,642       -1.28%  $10,825       0.52%   $10,251
04/30/1996    -0.09%  $10,633       -0.28%  $10,795       0.39%   $10,291
05/31/1996     0.02%  $10,635       -0.04%  $10,791       0.19%   $10,310
06/28/1996     0.92%  $10,733        1.09%  $10,908       0.06%   $10,316
07/31/1996     0.61%  $10,798        0.90%  $11,006       0.19%   $10,336
08/30/1996     0.09%  $10,808       -0.02%  $11,004       0.19%   $10,356
09/30/1996     1.30%  $10,949        1.40%  $11,158       0.32%   $10,389
10/31/1996     0.93%  $11,050        1.13%  $11,284       0.32%   $10,422
11/29/1996     1.43%  $11,208        1.83%  $11,491       0.19%   $10,442
12/31/1996    -0.23%  $11,183       -0.42%  $11,443       0.00%   $10,442
01/31/1997     0.07%  $11,190        0.19%  $11,464       0.32%   $10,475
02/28/1997     0.75%  $11,274        0.92%  $11,570       0.31%   $10,508
03/31/1997    -1.18%  $11,141       -1.33%  $11,416       0.25%   $10,534
04/30/1997     0.74%  $11,224        0.84%  $11,512       0.12%   $10,547
05/31/1997     1.13%  $11,351        1.51%  $11,686      -0.06%   $10,540
06/30/1997     1.10%  $11,475        1.07%  $11,811       0.12%   $10,553
07/31/1997     2.34%  $11,744        2.77%  $12,138       0.12%   $10,565
08/31/1997     0.85%  $11,644       -0.94%  $12,024       0.19%   $10,586
09/30/1997     1.23%  $11,787        1.19%  $12,167       0.25%   $10,612
10/31/1997     0.58%  $11,856        0.64%  $12,245       0.25%   $10,639
11/30/1997     0.69%  $11,938        0.59%  $12,317      -0.06%   $10,632
12/31/1997     1.43%  $12,108        1.46%  $12,497      -0.12%   $10,619
01/31/1998     0.96%  $12,224        1.03%  $12,626       0.19%   $10,640
02/28/1998    -0.03%  $12,221        0.03%  $12,629       0.19%   $10,660
03/31/1998     0.07%  $12,229        0.09%  $12,641       0.19%   $10,680
04/30/1998    -0.38%  $12,183       -0.45%  $12,584       0.18%   $10,699
05/31/1998     1.45%  $12,360        1.58%  $12,783       0.18%   $10,719
06/30/1998     0.34%  $12,402        0.39%  $12,832       0.12%   $10,731
07/31/1998     0.23%  $12,430        0.25%  $12,865       0.12%   $10,744
08/31/1998     1.20%  $12,579        1.55%  $13,064       0.12%   $10,757
09/30/1998     1.08%  $12,715        1.25%  $13,227       0.12%   $10,770
10/31/1998    -0.27%  $12,681        0.00%  $13,227       0.24%   $10,796
11/30/1998     0.37%  $12,728        0.35%  $13,274       0.00%   $10,796
12/31/1998     0.08%  $12,738        0.25%  $13,307      -0.06%   $10,789
01/31/1999     0.86%  $12,847        1.19%  $13,465       0.24%   $10,815
02/28/1999    -0.47%  $12,787       -0.44%  $13,406       0.12%   $10,828
03/31/1999     0.34%  $12,831        0.14%  $13,425       0.30%   $10,861
04/30/1999     0.03%  $12,834        0.25%  $13,458       0.73%   $10,940
05/31/1999    -0.59%  $12,759       -0.58%  $13,380       0.00%   $10,940
06/30/1999    -1.52%  $12,565       -1.44%  $13,187       0.00%   $10,940
07/31/1999     0.02%  $12,567        0.36%  $13,235       0.30%   $10,973
08/31/1999    -1.39%  $12,393       -0.80%  $13,129       0.24%   $10,999
09/30/1999    -0.32%  $12,353        0.04%  $13,134       0.48%   $11,052
10/31/1999    -1.84%  $12,126       -1.08%  $12,992       0.18%   $11,072
11/30/1999     0.97%  $12,243        1.06%  $13,130       0.06%   $11,079
12/31/1999    -1.12%  $12,106       -0.75%  $13,032       0.00%   $11,079
01/31/2000    -1.05%  $11,979       -0.44%  $12,974       0.24%   $11,105
02/29/2000     1.31%  $12,136        1.16%  $13,125       0.59%   $11,171




(*)Source: Standard & Poor's Micropal.


Past performance does not guarantee future results.

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

CREDIT QUALITY BREAKDOWN(*)
Franklin Connecticut Tax-Free
Income Fund
Based on Total Long-Term Investments
2/29/00

[PIECHART]

AAA                                                                        41.2%
AA                                                                         23.0%
A                                                                           7.0%
BBB                                                                        28.8%

(*)Quality breakdown may include internal ratings for bonds not rated by an independent credit rating agency.

Your Fund's Goal: Franklin Connecticut Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Connecticut state personal income taxes through a portfolio consisting primarily of Connecticut municipal bonds.(1)

STATE UPDATE

[CONNECTICUT STATE GRAPHIC]

Connecticut continues to benefit from the robust U.S. stock market and its location as a home for many Wall Street employees. Partly as a result of the financial markets' strength and the larger personal income taxes it has created, the state recorded a $312.9 million budgetary surplus in fiscal 1998. Furthermore, the state estimates that through June 1999, revenues exceeded budget projections by more than $610 million. However, Connecticut has appropriated a majority of the surplus to one-time expenses, including debt reduction, lowering the fiscal year 1999 estimated net surplus to $61 million.(2)

Lowering the state's debt would indeed be favorable. At $2,366 per capita, Connecticut's debt levels are much higher than the $540 national median.(3) In addition, per-capita debt as a proportion of income is also high, at 6.3%, although the state is the nation's wealthiest with per-capita personal income estimated at 143.7% of the national average.(2)

Overall, Connecticut's outlook remains positive, as evidenced by its AAA rating from Standard & Poor's, an independent credit rating agency. This reflects Connecticut's diversifying economic base, conservative financial practices and continued moderate but steady growth.(2)

(1) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.

(2) Source: Standard and Poor's Ratings Direct, 10/99. This does not indicate Standard and Poor's rating of the fund.

(3) Source: Moody's Investors Service.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 70.

PORTFOLIO NOTES

Connecticut's new municipal bond issuance remained sparse during the period, decreasing 20% in 1999 compared with 1998, to $3.16 billion.(4) The limited supply somewhat hindered our ability to follow our strategy of selling lower-coupon bonds, booking the tax losses and then investing those resources into bonds with higher yields. We were able to purchase a number of AAA-rated securities during the year under review, which resulted in a noticeable increase in the portfolio's quality. On February 29, 2000, the portfolio had 41.2% of total long-term investments in AAA-rated securities, compared with 29.0% at the beginning of the period.

We found yield opportunities in the hospital and health care sector during the period, and this sector continued to make up the portfolio's largest weighting, at 31.5% of total long-term investments on February 29, 2000. However, we bought issues in a number of different sectors, maintaining the fund's broad diversification. Important purchases during the period included Connecticut State Development Authority Baptist Homes, Connecticut State Housing Finance Authority, Connecticut State Higher Education Supplement Loan Authority Revenue and Connecticut State Health and Education Facilities Authority Revenue for Eastern Connecticut Health Network.

The rise in interest rates during the period resulted in decreasing bond prices, presenting challenges for municipal bond investors. For the 12 months ended February 29, 2000, the 30-year Treasury bond price fell 10.1%, and the Bond Buyer Municipal Bond Index (Bond Buyer 40) was off 13.1%. By comparison, your fund's Class A share price, as measured by net asset value, declined 10.7%.(5)

In addition, your fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary on page 19 shows that at the end of this reporting period, the fund's Class A shares' distribution rate was 5.29%, based on an annualization of the current 4.63 cent ($0.0463) per share dividend and the maximum offering price of $10.51 on February 29, 2000. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and Connecticut state personal income tax bracket of 42.32% would need to earn 9.17% from a taxable investment to match the fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.


PORTFOLIO BREAKDOWN
Franklin Connecticut
Tax-Free Income Fund
2/29/00

                                                                        % OF TOTAL
                                                                         LONG-TERM
SECTOR                                                                  INVESTMENTS
-----------------------------------------------------------------------------------
Hospital & Health Care                                                     31.5%

Prerefunded                                                                22.5%

Housing                                                                    13.7%

Higher Education                                                           11.9%

Utilities                                                                  10.3%

Other Revenue                                                               2.4%

Tax-Supported Debt                                                          1.9%

Subject to Government Appropriation                                         1.8%

Transportation                                                              1.6%

General Obligation                                                          1.5%

Corporate-Backed                                                            0.9%

(4.) Source: The Bond Buyer, 1/3/00.

(5.) Sources: Lehman Brothers; The Bond Buyer. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The fund's investment return and share price fluctuate with market conditions. Index is unmanaged and includes reinvested interest. One cannot invest directly in an index.

DIVIDEND DISTRIBUTIONS(*)
Franklin Connecticut Tax-Free Income Fund
3/1/99 - 2/29/00


                                                     DIVIDEND PER SHARE
                                            ------------------------------------
MONTH                                         CLASS A                  CLASS C
--------------------------------------------------------------------------------
March                                        4.65 cents               4.12 cents
April                                        4.65 cents               4.12 cents
May                                          4.65 cents               4.12 cents
June                                         4.65 cents               4.14 cents
July                                         4.65 cents               4.14 cents
August                                       4.65 cents               4.14 cents
September                                    4.63 cents               4.14 cents
October                                      4.63 cents               4.14 cents
November                                     4.63 cents               4.14 cents
December                                     4.63 cents               4.16 cents
January                                      4.63 cents               4.16 cents
February                                     4.63 cents               4.16 cents
--------------------------------------------------------------------------------
Total                                       55.68 cents              49.68 cents


(*) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


Looking forward, we remain positive on the outlook for Connecticut, its municipal bonds and Franklin Connecticut Tax-Free Income Fund. The reduced new-issue supply combined with strong demand for Connecticut municipal bonds continue to make such bonds attractive investments.

This discussion reflects our views, opinions and portfolio holdings as of February 29, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

ONE-YEAR PERFORMANCE SUMMARY AS OF 2/29/00
FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

One-year total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

  CLASS A
  One-Year Total Return                                  -5.90%
  Net Asset Value (NAV)                                  $10.06 (2/29/00)       $11.27 (2/28/99)
  Change in NAV                                          -$1.21

  Distributions (3/1/99-2/29/00)                         Dividend Income        $0.5568

  CLASS C
  One-Year Total Return                                  -6.32%
  Net Asset Value (NAV)                                  $10.10 (2/29/00)       $11.30 (2/28/99)
  Change in NAV                                          -$1.20

  Distributions (3/1/99-2/29/00)                         Dividend Income        $0.4968

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to July 1,1994,fund shares were offered at a lower initial sales charge;thus actual total returns may differ.Effective May 1,1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan,which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADDITIONAL PERFORMANCE

                                                                              INCEPTION
  CLASS A                              1-YEAR        5-YEAR      10-YEAR      (10/3/88)
  -------------------------------------------------------------------------------------
  Cumulative Total Return(1)           -5.90%       +24.23%      +73.26%       +92.84%
  Average Annual Total Return(2)       -9.89%        +3.54%       +5.19%        +5.52%

                                                                              INCEPTION
  CLASS C                                            1-YEAR       3-YEAR       (5/1/95)
  -------------------------------------------------------------------------------------
  Cumulative Total Return(1)                         -6.32%       +6.34%       +20.04%
  Average Annual Total Return(2)                     -8.10%       +1.73%        +3.63%

  SHARE CLASS                                                        A             C
  -------------------------------------------------------------------------------------
  Distribution Rate(3)                                             5.29%         4.92%
  Taxable Equivalent Distribution Rate(4)                          9.17%         8.53%
  30-Day Standardized Yield(5)                                     4.95%         4.58%
  Taxable Equivalent Yield(4)                                      8.58%         7.94%

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 29, 2000.

(4.) Taxable equivalent distribution rate and yield assume the published rates as of March 15, 2000, for the maximum combined federal and Connecticut state personal income tax bracket of 42.32%, based on the federal income tax rate of 39.6%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the month ended February 29, 2000.


Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

AVERAGE ANNUAL TOTAL RETURN
2/29/00

CLASS A
--------------------------------------------------------------------------------
1-Year                                                                    -9.89%
5-Year                                                                    +3.54%
10-Year                                                                   +5.19%
Since Inception (10/3/88)                                                 +5.52%

AVERAGE ANNUAL TOTAL RETURN
2/29/00

CLASS C
--------------------------------------------------------------------------------
1-Year                                                                    -8.10%
3-Year                                                                    +1.73%
Since Inception (5/1/95)                                                  +3.63%


TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged index, which includes approximately 38,000 municipal securities from across the country, differs from the fund in composition, does not pay management fees or expenses and includes reinvested interest. One cannot invest directly in an index. For the periods shown, performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).



CLASS A (3/1/90 - 2/29/00)

The following line graph compares the performance of Franklin Connecticut Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/90 to 2/29/00.

              Franklin Connecticut    Lehman Brothers
                Tax-Free Income       Municipal Bond
Date              Fund-Class A            Index*                CPI*
----              ------------            ------                ----
03/01/1990               $9,554                10,000               10,000
03/31/1990      -0.22%   $9,533        0.03%   10,003       0.55%   10,055
04/30/1990      -0.71%   $9,465       -0.72%   9,931        0.16%   10,071
05/31/1990       2.24%   $9,677        2.18%   10,147       0.23%   10,094
06/30/1990       0.94%   $9,768        0.88%   10,237       0.54%   10,149
07/31/1990       1.52%   $9,917        1.47%   10,387       0.38%   10,187
08/31/1990      -2.52%   $9,667       -1.45%   10,237       0.92%   10,281
09/30/1990      -0.33%   $9,635        0.06%   10,243       0.84%   10,367
10/31/1990       1.27%   $9,757        1.82%   10,429       0.60%   10,430
11/30/1990       2.34%   $9,986        2.01%   10,639       0.22%   10,453
12/31/1990       0.13%   $9,973        0.43%   10,685       0.00%   10,453
01/31/1991       1.64%  $10,136        1.34%   10,828       0.60%   10,515
02/28/1991       0.55%  $10,192        0.87%   10,922       0.15%   10,531
03/31/1991       0.36%  $10,229        0.03%   10,925       0.15%   10,547
04/30/1991       1.23%  $10,354        1.34%   11,072       0.15%   10,563
05/31/1991       0.74%  $10,431        0.89%   11,170       0.30%   10,594
06/30/1991      -1.27%  $10,299       -0.10%   11,159       0.29%   10,625
07/31/1991       1.44%  $10,447        1.22%   11,295       0.15%   10,641
08/31/1991       1.23%  $10,575        1.32%   11,444       0.29%   10,672
09/30/1991       1.42%  $10,726        1.30%   11,593       0.44%   10,719
10/31/1991       0.64%  $10,794        0.90%   11,697       0.15%   10,735
11/30/1991       0.45%  $10,843        0.28%   11,730       0.29%   10,766
12/31/1991       1.88%  $11,047        2.15%   11,982       0.07%   10,774
01/31/1992       0.21%  $11,070        0.23%   12,010       0.15%   10,790
02/29/1992      -0.17%  $11,051        0.03%   12,013       0.36%   10,829
03/31/1992       0.14%  $11,066        0.03%   12,017       0.51%   10,884
04/30/1992       0.71%  $11,145        0.89%   12,124       0.14%   10,899
05/31/1992       1.45%  $11,307        1.18%   12,267       0.14%   10,914
06/30/1992       1.17%  $11,439        1.68%   12,473       0.36%   10,954
07/31/1992       3.24%  $11,810        3.00%   12,847       0.21%   10,977
08/31/1992      -1.25%  $11,662       -0.97%   12,723       0.28%   11,007
09/30/1992       0.22%  $11,688        0.65%   12,805       0.28%   11,038
10/31/1992      -1.56%  $11,505       -0.98%   12,680       0.35%   11,077
11/30/1992       2.31%  $11,771        1.79%   12,907       0.14%   11,092
12/31/1992       1.65%  $11,965        1.02%   13,039      -0.07%   11,085
01/31/1993       1.30%  $12,121        1.16%   13,190       0.49%   11,139
02/28/1993       2.90%  $12,472        3.62%   13,667       0.35%   11,178
03/31/1993      -0.43%  $12,419       -1.06%   13,522       0.35%   11,217
04/30/1993       0.77%  $12,514        1.01%   13,659       0.28%   11,248
05/31/1993       0.36%  $12,559        0.56%   13,735       0.14%   11,264
06/30/1993       1.76%  $12,780        1.67%   13,965       0.14%   11,280
07/31/1993       0.02%  $12,783        0.13%   13,983       0.00%   11,280
08/31/1993       2.19%  $13,063        2.08%   14,274       0.28%   11,311
09/30/1993       1.18%  $13,217        1.14%   14,437       0.21%   11,335
10/31/1993       0.24%  $13,249        0.19%   14,464       0.41%   11,382
11/30/1993      -0.43%  $13,192       -0.88%   14,337       0.07%   11,390
12/31/1993       1.90%  $13,442        2.11%   14,639       0.00%   11,390
01/31/1994       0.89%  $13,562        1.14%   14,806       0.27%   11,420
02/28/1994      -2.14%  $13,272       -2.59%   14,423       0.34%   11,459
03/31/1994      -3.51%  $12,806       -4.07%   13,836       0.34%   11,498
04/30/1994      -0.11%  $12,792        0.85%   13,953       0.14%   11,514
05/31/1994       0.95%  $12,913        0.87%   14,075       0.07%   11,522
06/30/1994      -0.64%  $12,831       -0.61%   13,989       0.34%   11,562
07/31/1994       1.78%  $13,059        1.83%   14,245       0.27%   11,593
08/31/1994       0.21%  $13,087        0.35%   14,295       0.40%   11,639
09/30/1994      -1.18%  $12,932       -1.47%   14,084       0.27%   11,671
10/31/1994      -1.87%  $12,690       -1.78%   13,834       0.07%   11,679
11/30/1994      -2.54%  $12,368       -1.81%   13,583       0.13%   11,694
12/31/1994       2.80%  $12,714        2.20%   13,882       0.00%   11,694
01/31/1995       2.56%  $13,040        2.86%   14,279       0.40%   11,741
02/28/1995       2.18%  $13,324        2.91%   14,695       0.40%   11,788
03/31/1995       0.71%  $13,419        1.15%   14,864       0.33%   11,827
04/30/1995       0.35%  $13,466        0.12%   14,882       0.33%   11,866
05/31/1995       2.38%  $13,786        3.19%   15,356       0.20%   11,889
06/30/1995       0.81%  $13,674       -0.87%   15,223       0.20%   11,913
07/31/1995       0.58%  $13,754        0.95%   15,367       0.00%   11,913
08/31/1995       1.30%  $13,933        1.27%   15,563       0.26%   11,944
09/30/1995       0.82%  $14,047        0.63%   15,661       0.20%   11,968
10/31/1995       1.22%  $14,218        1.45%   15,888       0.33%   12,007
11/30/1995       1.31%  $14,404        1.66%   16,151      -0.07%   11,999
12/31/1995       0.90%  $14,534        0.96%   16,306      -0.07%   11,991
01/31/1996       0.49%  $14,605        0.76%   16,430       0.59%   12,061
02/29/1996      -0.53%  $14,528       -0.68%   16,319       0.32%   12,100
03/31/1996      -0.91%  $14,396       -1.28%   16,110       0.52%   12,163
04/30/1996       0.11%  $14,412       -0.28%   16,065       0.39%   12,210
05/31/1996       0.24%  $14,446       -0.04%   16,058       0.19%   12,234
06/30/1996       1.01%  $14,592        1.09%   16,233       0.06%   12,241
07/31/1996       0.68%  $14,691        0.90%   16,379       0.19%   12,264
08/31/1996       0.28%  $14,732       -0.02%   16,376       0.19%   12,287
09/30/1996       1.03%  $14,884        1.40%   16,605       0.32%   12,327
10/31/1996       0.78%  $15,000        1.13%   16,793       0.32%   12,366
11/30/1996       1.28%  $15,192        1.83%   17,100       0.19%   12,390
12/31/1996      -0.06%  $15,183       -0.42%   17,028       0.00%   12,390
01/31/1997       0.22%  $15,217        0.19%   17,061       0.32%   12,429
02/28/1997       0.74%  $15,329        0.92%   17,218       0.31%   12,468
03/31/1997      -0.79%  $15,208       -1.33%   16,989       0.25%   12,499
04/30/1997       0.63%  $15,304        0.84%   17,131       0.12%   12,514
05/31/1997       1.34%  $15,509        1.51%   17,390      -0.06%   12,507
06/30/1997       0.92%  $15,652        1.07%   17,576       0.12%   12,522
07/31/1997       2.26%  $16,005        2.77%   18,063       0.12%   12,537
08/31/1997      -0.64%  $15,903       -0.94%   17,893       0.19%   12,560
09/30/1997       1.09%  $16,076        1.19%   18,106       0.25%   12,592
10/31/1997       0.48%  $16,153        0.64%   18,222       0.25%   12,623
11/30/1997       0.69%  $16,265        0.59%   18,330      -0.06%   12,616
12/31/1997       1.27%  $16,471        1.46%   18,597      -0.12%   12,601
01/31/1998       0.81%  $16,605        1.03%   18,789       0.19%   12,624
02/28/1998       0.26%  $16,648        0.03%   18,794       0.19%   12,648
03/31/1998       0.11%  $16,666        0.09%   18,811       0.19%   12,672
04/30/1998       0.05%  $16,675       -0.45%   18,727       0.18%   12,695
05/31/1998       1.23%  $16,880        1.58%   19,023       0.18%   12,718
06/30/1998       0.41%  $16,949        0.39%   19,097       0.12%   12,733
07/31/1998       0.38%  $17,013        0.25%   19,145       0.12%   12,749
08/31/1998       1.06%  $17,194        1.55%   19,441       0.12%   12,764
09/30/1998       0.93%  $17,354        1.25%   19,684       0.12%   12,779
10/31/1998      -0.08%  $17,340        0.00%   19,684       0.24%   12,810
11/30/1998       0.34%  $17,399        0.35%   19,753       0.00%   12,810
12/31/1998       0.32%  $17,454        0.25%   19,803      -0.06%   12,802
01/31/1999       1.05%  $17,638        1.19%   20,038       0.24%   12,833
02/28/1999      -0.30%  $17,585       -0.44%   19,950       0.12%   12,848
03/31/1999       0.29%  $17,636        0.14%   19,978       0.30%   12,887
04/30/1999      -0.04%  $17,629        0.25%   20,028       0.73%   12,981
05/31/1999      -0.42%  $17,555       -0.58%   19,912       0.00%   12,981
06/30/1999      -1.63%  $17,269       -1.44%   19,625       0.00%   12,981
07/31/1999       0.22%  $17,306        0.36%   19,696       0.30%   13,020
08/31/1999      -1.48%  $17,050       -0.80%   19,538       0.24%   13,051
09/30/1999      -0.24%  $17,009        0.04%   19,546       0.48%   13,114
10/31/1999      -1.85%  $16,695       -1.08%   19,335       0.18%   13,137
11/30/1999       0.78%  $16,825        1.06%   19,540       0.06%   13,145
12/31/1999      -1.28%  $16,610       -0.75%   19,393       0.00%   13,145
01/31/2000      -1.22%  $16,407       -0.44%   19,308       0.24%   13,177
02/29/2000       0.84%  $16,590        1.16%   19,532       0.59%   13,255


CLASS C (5/1/95 - 2/29/00)

The following line graph compares the performance of Franklin Connecticut Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/29/00.

              Franklin Connecticut
                Tax-Free Income       Lehman Brothers
Date              Fund-Class C      Municipal Bond Index*        CPI*
----              ------------      ---------------------        ----
05/01/1995              $9,898                $10,000                 $10,000
05/31/1995      2.41%  $10,137        3.19%   $10,319        0.20%    $10,020
06/30/1995     -0.77%  $10,058       -0.87%   $10,229        0.20%    $10,040
07/31/1995      0.52%  $10,111        0.95%   $10,326        0.00%    $10,040
08/31/1995      1.34%  $10,246        1.27%   $10,458        0.26%    $10,066
09/29/1995      0.86%  $10,334        0.63%   $10,523        0.20%    $10,086
10/31/1995      1.16%  $10,454        1.45%   $10,676        0.33%    $10,120
11/30/1995      1.25%  $10,585        1.66%   $10,853       -0.07%    $10,112
12/29/1995      0.66%  $10,655        0.96%   $10,957       -0.07%    $10,105
01/31/1996      0.43%  $10,701        0.76%   $11,041        0.59%    $10,165
02/29/1996     -0.61%  $10,635       -0.68%   $10,966        0.32%    $10,198
03/29/1996     -0.96%  $10,533       -1.28%   $10,825        0.52%    $10,251
04/30/1996      0.15%  $10,549       -0.28%   $10,795        0.39%    $10,291
05/31/1996      0.18%  $10,568       -0.04%   $10,791        0.19%    $10,310
06/28/1996      0.69%  $10,641        1.09%   $10,908        0.06%    $10,316
07/31/1996      0.73%  $10,719        0.90%   $11,006        0.19%    $10,336
08/30/1996      0.43%  $10,765       -0.02%   $11,004        0.19%    $10,356
09/30/1996      0.99%  $10,871        1.40%   $11,158        0.32%    $10,389
10/31/1996      0.73%  $10,951        1.13%   $11,284        0.32%    $10,422
11/29/1996      1.23%  $11,085        1.83%   $11,491        0.19%    $10,442
12/31/1996     -0.20%  $11,063       -0.42%   $11,443        0.00%    $10,442
01/31/1997      0.17%  $11,082        0.19%   $11,464        0.32%    $10,475
02/28/1997      0.80%  $11,171        0.92%   $11,570        0.31%    $10,508
03/31/1997     -0.84%  $11,077       -1.33%   $11,416        0.25%    $10,534
04/30/1997      0.59%  $11,142        0.84%   $11,512        0.12%    $10,547
05/31/1997      1.29%  $11,286        1.51%   $11,686       -0.06%    $10,540
06/30/1997      0.97%  $11,395        1.07%   $11,811        0.12%    $10,553
07/31/1997      2.12%  $11,637        2.77%   $12,138        0.12%    $10,565
08/31/1997     -0.69%  $11,557       -0.94%   $12,024        0.19%    $10,586
09/30/1997      1.13%  $11,687        1.19%   $12,167        0.25%    $10,612
10/31/1997      0.34%  $11,727        0.64%   $12,245        0.25%    $10,639
11/30/1997      0.74%  $11,814        0.59%   $12,317       -0.06%    $10,632
12/31/1997      1.22%  $11,958        1.46%   $12,497       -0.12%    $10,619
01/31/1998      0.76%  $12,049        1.03%   $12,626        0.19%    $10,640
02/28/1998      0.22%  $12,075        0.03%   $12,629        0.19%    $10,660
03/31/1998      0.06%  $12,083        0.09%   $12,641        0.19%    $10,680
04/30/1998      0.01%  $12,084       -0.45%   $12,584        0.18%    $10,699
05/31/1998      1.18%  $12,226        1.58%   $12,783        0.18%    $10,719
06/30/1998      0.36%  $12,270        0.39%   $12,832        0.12%    $10,731
07/31/1998      0.33%  $12,311        0.25%   $12,865        0.12%    $10,744
08/31/1998      1.01%  $12,435        1.55%   $13,064        0.12%    $10,757
09/30/1998      0.88%  $12,545        1.25%   $13,227        0.12%    $10,770
10/31/1998     -0.13%  $12,528        0.00%   $13,227        0.24%    $10,796
11/30/1998      0.29%  $12,565        0.35%   $13,274        0.00%    $10,796
12/31/1998      0.27%  $12,599        0.25%   $13,307       -0.06%    $10,789
01/31/1999      1.00%  $12,725        1.19%   $13,465        0.24%    $10,815
02/28/1999     -0.34%  $12,681       -0.44%   $13,406        0.12%    $10,828
03/31/1999      0.24%  $12,712        0.14%   $13,425        0.30%    $10,861
04/30/1999      0.00%  $12,712        0.25%   $13,458        0.73%    $10,940
05/31/1999     -0.55%  $12,642       -0.58%   $13,380        0.00%    $10,940
06/30/1999     -1.67%  $12,431       -1.44%   $13,187        0.00%    $10,940
07/31/1999      0.27%  $12,464        0.36%   $13,235        0.30%    $10,973
08/31/1999     -1.61%  $12,264       -0.80%   $13,129        0.24%    $10,999
09/30/1999     -0.28%  $12,229        0.04%   $13,134        0.48%    $11,052
10/31/1999     -1.88%  $11,999       -1.08%   $12,992        0.18%    $11,072
11/30/1999      0.73%  $12,087        1.06%   $13,130        0.06%    $11,079
12/31/1999     -1.32%  $11,927       -0.75%   $13,032        0.00%    $11,079
01/31/2000     -1.26%  $11,777       -0.44%   $12,974        0.24%    $11,105
02/29/2000      0.90%  $11,881        1.16%   $13,125        0.59%    $11,171


Past performance does not guarantee future results.


FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND




Your Fund's Goal: Franklin Federal Intermediate-Term Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio of municipal bonds with an average weighted maturity (the time in which a debt must be repaid) between three and 10 years.(1)


PORTFOLIO NOTES

During the year under review, the municipal bond market continued to face challenging and volatile times. The yield on the benchmark 30-year U.S. Treasury bond increased from 5.58% on February 28, 1999, to 6.14% on February 29, 2000, but reached a high of 6.75% on January 20, 2000. The municipal bond market generally trended with the 30-year Treasury bond, and like its counterpart, saw yields increase. Overall, fixed-income investors were cautious during the 12 months under review, as the Federal Reserve Board (the Fed) took a more aggressive posture regarding the outlook for potential domestic inflationary tendencies. At its June 1999 meeting, the Fed increased the federal funds target rate by 25 basis points to 5.00% -- the first of four increases during the reporting period -- leaving the federal funds target rate at 5.75% on February 29, 2000, with a bias toward further increases.

The rise in interest rates during the 12-month period resulted in decreasing bond prices, presenting challenges for municipal bond investors. For the 12 months ended February 29, 2000, the 10-year Treasury bond price fell 9.09%, and the fund's benchmark, the Lehman Brothers Municipal 10-Year Bond Index, was off 7.08%. By comparison, your fund's Class A share price, as measured by net asset value, declined 6.9%.(2)





(1.) These dividends are generally subject to state and local income tax, if any. For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments than a fund with broader diversification.

(2.) Source: Lehman Brothers. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The fund's investment return and share price fluctuate with market conditions. Index is unmanaged and includes reinvested interest. One cannot invest directly in an index.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 73.




CREDIT QUALITY BREAKDOWN(*)

Franklin Federal Intermediate-Term Tax-Free Income Fund
Based on Total Long-Term Investments
2/29/00


                                  [PIE CHART]

                        AAA                                                15.3%
                        AA                                                  7.0%
                        A                                                  20.5%
                        BBB                                                54.5%
                        Below Investment Grade                              2.7%


(*)Quality breakdown may include internal ratings for bonds not rated by an independent credit rating agency.


PORTFOLIO BREAKDOWN

Franklin Federal Intermediate-Term Tax-Free Income Fund
2/29/00

                                                                      % OF TOTAL
                                                                      LONG-TERM
SECTOR                                                               INVESTMENTS
--------------------------------------------------------------------------------
Utilities                                                                  23.7%

Hospital & Health Care                                                     17.4%

Corporate-Backed                                                           14.9%

Subject to Government Appropriation                                         9.0%

Tax-Supported Debt                                                          8.1%

General Obligation                                                          6.9%

Housing                                                                     6.3%

Transportation                                                              5.2%

Prerefunded                                                                 3.8%

Higher Education                                                            3.7%

Other Revenue                                                               1.0%


DIVIDEND DISTRIBUTIONS(*)

Franklin Federal Intermediate-Term Tax-Free Income Fund - Class A
3/1/99 - 2/29/00

                       DIVIDEND
MONTH                  PER SHARE
---------------------------------
March                  4.15 cents
April                  4.15 cents
May                    4.15 cents
June                   4.15 cents
July                   4.15 cents
August                 4.15 cents
September              4.25 cents
October                4.25 cents
November               4.25 cents
December               4.30 cents
January                4.30 cents
February               4.30 cents

---------------------------------
TOTAL                 50.55 CENTS


(*)Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.



In addition, your fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary on page 23 shows that at the end of this reporting period, the fund's Class A shares' distribution rate was 4.80%, based on an annualization of the current 4.3 cent ($0.043) per share dividend and the maximum offering price of $10.76 on February 29, 2000. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum federal personal income tax bracket of 39.6% would need to earn 7.95% from a taxable investment to match the fund's tax-free distribution rate.

During the period, we made a majority of our purchases in the new issue market, as issuers and underwriters were under market pressures to price deals attractively. Purchases into the fund included Arkansas Conway Hospital Revenue, North Carolina Eastern Municipal Power Agency and Massachusetts State Development Finance Agency - Waste Management Inc. Furthermore, we looked for opportunities to sell bonds in the secondary market, offering us the opportunity to take tax losses, which can be used to offset current or future capital gains and potentially lessen shareholders' future tax liabilities.

The rise in rates presented opportunities to restructure the fund to increase its income-earning potential by allowing us to add more non-insured bonds, as the interest rate increase caused yield spreads between AAA- and BBB-rated securities to widen. To meet redemptions, the fund sought to sell primarily securities that were trading at relatively favorable market prices, which were mostly high-grade, liquid bonds.

Going forward, we are positive for the outlook for fixed-income markets, yet expect the markets to remain somewhat volatile. In the near term, the strength of the economy and inflationary pressures will determine the level of volatility that will persist. However, longer term we feel that the continued economic expansion and smaller supply of new-issue bonds should make municipal bonds attractive investments.

This discussion reflects our views, opinions and portfolio holdings as of February 29, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

ONE-YEAR PERFORMANCE SUMMARY AS OF 2/29/00

One-year total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
One-Year Total Return                           -2.43%
Net Asset Value (NAV)                           $10.52 (2/29/00)      $11.30(2/28/99)
Change in NAV                                   -$ 0.78

Distributions (3/1/99-2/29/00)                  Dividend Income       $0.5055

ADDITIONAL PERFORMANCE

                                                                       INCEPTION
CLASS A                                     1-YEAR          5-YEAR     (9/21/92)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                  -2.43%         +28.11%      +50.08%
Average Annual Total Return(2)              -4.63%          +4.60%       +5.29%


SHARE CLASS                                                                  A
--------------------------------------------------------------------------------
Distribution Rate(3)                                                       4.80%

Taxable Equivalent Distribution Rate(4)                                    7.95%

30-Day Standardized Yield(5)                                               4.80%

Taxable Equivalent Yield(4)                                                7.95%

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND


CLASS A: Subject to the maximum 2.25% initial sales charge.Past expense reductions by the fund's manager increased the fund's total returns.



(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge.

(3.) Distribution rate is based on an annualization of the current 4.3 cent per share monthly dividend and the maximum offering price of $10.76 on February 29, 2000.

(4.) Taxable equivalent distribution rate and yield assume the 2000 maximum federal personal income tax rate of 39.6%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the month ended February 29, 2000.


Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.



Past performance does not guarantee future results.

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND



AVERAGE ANNUAL TOTAL RETURN
2/29/00

CLASS A
-----------------------------------
1-Year                       -4.63%
5-Year                       +4.60%
Since Inception (9/21/92)    +5.29%

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge, fund expenses, account fees and reinvested distributions. The unmanaged index, which includes approximately 7,000 municipal securities from across the country, differs from the fund in composition, does not pay management fees or expenses and includes reinvested interest. One cannot invest directly in an index. For the periods shown, performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

        CLASS A (9/23/92 - 2/29/00)

The following line graph compares the performance of Franklin Federal Intermediate-Term Tax-Free Income Fund's Class A share to that of the Lehman Brothers Municipal 10-Year Bond Index, and to the Consumer Price Index based on a $10,000 investment from 9/21/92 to 2/29/00.

Date                 Franklin Federal       Lehman Brothers           CPI*
                    Intermediate-Term      Municipal 10-Year
                     Tax-Free Income          Bond Index*
                       Fund-Class A
      09/23/1992               $9,775               $10,000                $10,000
      09/30/1992               $9,785      0.19%    $10,019     0.07%      $10,007
      10/31/1992    -0.40%     $9,746     -1.02%     $9,917     0.35%      $10,042
      11/30/1992     1.91%     $9,932      1.83%    $10,098     0.14%      $10,056
      12/31/1992     0.94%    $10,025      1.16%    $10,215    -0.07%      $10,049
      01/31/1993     0.81%    $10,107      1.68%    $10,387     0.49%      $10,098
      02/28/1993     2.92%    $10,402      3.66%    $10,767     0.35%      $10,133
      03/31/1993     0.32%    $10,435     -1.46%    $10,610     0.35%      $10,169
      04/30/1993     0.74%    $10,512      0.95%    $10,711     0.28%      $10,197
      05/31/1993     0.31%    $10,545      0.35%    $10,748     0.14%      $10,211
      06/30/1993     1.49%    $10,702      1.97%    $10,960     0.14%      $10,226
      07/31/1993     0.53%    $10,759      0.25%    $10,987     0.00%      $10,226
      08/31/1993     1.77%    $10,949      2.07%    $11,215     0.28%      $10,254
      09/30/1993     0.96%    $11,054      1.23%    $11,353     0.21%      $10,276
      10/31/1993     0.58%    $11,118      0.16%    $11,371     0.41%      $10,318
      11/30/1993    -0.59%    $11,053     -0.82%    $11,278     0.07%      $10,325
      12/31/1993     2.20%    $11,296      2.13%    $11,518     0.00%      $10,325
      01/31/1994     1.14%    $11,425      1.23%    $11,660     0.27%      $10,353
      02/28/1994    -1.83%    $11,216     -2.74%    $11,340     0.34%      $10,388
      03/31/1994    -3.07%    $10,871     -3.82%    $10,907     0.34%      $10,424
      04/30/1994     0.51%    $10,927      1.10%    $11,027     0.14%      $10,438
      05/31/1994     0.83%    $11,017      0.80%    $11,115     0.07%      $10,445
      06/30/1994    -0.27%    $10,988     -0.43%    $11,067     0.34%      $10,481
      07/31/1994     1.37%    $11,138      1.68%    $11,253     0.27%      $10,509
      08/31/1994     0.72%    $11,218      0.39%    $11,297     0.40%      $10,551
      09/30/1994    -0.80%    $11,129     -1.34%    $11,146     0.27%      $10,580
      10/31/1994    -1.30%    $10,984     -1.46%    $10,983     0.07%      $10,587
      11/30/1994    -1.36%    $10,835     -1.89%    $10,775     0.13%      $10,601
      12/31/1994     1.44%    $10,991      1.80%    $10,969     0.00%      $10,601
      01/31/1995     2.33%    $11,247      2.59%    $11,254     0.40%      $10,643
      02/28/1995     1.83%    $11,452      2.83%    $11,572     0.40%      $10,686
      03/31/1995     0.95%    $11,561      1.35%    $11,728     0.33%      $10,721
      04/30/1995     0.20%    $11,584      0.12%    $11,742     0.33%      $10,757
      05/31/1995     2.54%    $11,879      3.17%    $12,115     0.20%      $10,778
      06/30/1995    -0.50%    $11,819     -0.62%    $12,039     0.20%      $10,800
      07/31/1995     0.90%    $11,926      1.47%    $12,216     0.00%      $10,800
      08/31/1995     1.36%    $12,088      1.36%    $12,383     0.26%      $10,828
      09/30/1995     0.88%    $12,194      0.64%    $12,462     0.20%      $10,849
      10/31/1995     1.19%    $12,339      1.15%    $12,605     0.33%      $10,885
      11/30/1995     1.23%    $12,491      1.34%    $12,774    -0.07%      $10,878
      12/31/1995     0.67%    $12,575      0.61%    $12,852    -0.07%      $10,870
      01/31/1996     0.62%    $12,653      1.01%    $12,982     0.59%      $10,934
      02/29/1996    -0.49%    $12,591     -0.41%    $12,929     0.32%      $10,969
      03/31/1996     1.51%    $12,781     -1.24%    $12,768     0.52%      $11,026
      04/30/1996    -0.03%    $12,777     -0.35%    $12,724     0.39%      $11,069
      05/31/1996    -0.09%    $12,765     -0.28%    $12,688     0.19%      $11,090
      06/30/1996     0.95%    $12,887      0.95%    $12,808     0.06%      $11,097
      07/31/1996     0.62%    $12,967      0.96%    $12,931     0.19%      $11,118
      08/31/1996     0.06%    $12,974      0.00%    $12,931     0.19%      $11,139
      09/30/1996     0.99%    $13,103      1.03%    $13,065     0.32%      $11,175
      10/31/1996     1.05%    $13,240      1.26%    $13,229     0.32%      $11,210
      11/30/1996     1.31%    $13,414      2.02%    $13,496     0.19%      $11,232
      12/31/1996    -0.01%    $13,413     -0.45%    $13,436     0.00%      $11,232
      01/31/1997    -2.19%    $13,119      0.39%    $13,488     0.32%      $11,268
      02/28/1997     0.87%    $13,233      0.94%    $13,615     0.31%      $11,303
      03/31/1997    -0.94%    $13,109     -1.34%    $13,432     0.25%      $11,331
      04/30/1997     0.77%    $13,209      0.74%    $13,532     0.12%      $11,344
      05/31/1997     0.64%    $13,294      1.42%    $13,724    -0.06%      $11,338
      06/30/1997     1.16%    $13,448      1.10%    $13,875     0.12%      $11,351
      07/31/1997     2.23%    $13,748      2.81%    $14,265     0.12%      $11,365
      08/31/1997    -0.50%    $13,679     -0.97%    $14,126     0.19%      $11,386
      09/30/1997     0.78%    $13,786      1.27%    $14,306     0.25%      $11,415
      10/31/1997     0.54%    $13,861      0.53%    $14,382     0.25%      $11,443
      11/30/1997     0.56%    $13,938      0.46%    $14,448    -0.06%      $11,437
      12/31/1997     1.31%    $14,121      1.58%    $14,676    -0.12%      $11,423
      01/31/1998     1.21%    $14,292      1.11%    $14,839     0.19%      $11,445
      02/28/1998     0.03%    $14,296     -0.01%    $14,838     0.19%      $11,466
      03/31/1998     0.06%    $14,304     -0.07%    $14,827     0.19%      $11,488
      04/30/1998    -0.17%    $14,280     -0.55%    $14,746     0.18%      $11,509
      05/31/1998     1.28%    $14,463      1.70%    $14,996     0.18%      $11,530
      06/30/1998     0.29%    $14,505      0.37%    $15,052     0.12%      $11,543
      07/31/1998     0.34%    $14,554      0.16%    $15,076     0.12%      $11,557
      08/31/1998     1.11%    $14,716      1.74%    $15,338     0.12%      $11,571
      09/30/1998     0.98%    $14,860      1.49%    $15,567     0.12%      $11,585
      10/31/1998    -0.03%    $14,856      0.04%    $15,573     0.24%      $11,613
      11/30/1998     0.30%    $14,900      0.30%    $15,620     0.00%      $11,613
      12/31/1998     0.27%    $14,940      0.31%    $15,668    -0.06%      $11,606
      01/31/1999     1.17%    $15,115      1.53%    $15,908     0.24%      $11,634
      02/28/1999    -0.52%    $15,037     -0.90%    $15,765     0.12%      $11,648
      03/31/1999     0.07%    $15,047     -0.05%    $15,757     0.30%      $11,683
      04/30/1999     0.36%    $15,101      0.27%    $15,799     0.73%      $11,768
      05/31/1999    -0.56%    $15,017     -0.70%    $15,689     0.00%      $11,768
      06/30/1999    -1.13%    $14,847     -1.86%    $15,397     0.00%      $11,768
      07/31/1999     0.27%    $14,887      0.67%    $15,500     0.30%      $11,803
      08/31/1999    -0.59%    $14,799     -0.37%    $15,443     0.24%      $11,831
      09/30/1999     0.20%    $14,829      0.34%    $15,495     0.48%      $11,888
      10/31/1999    -1.11%    $14,664     -0.71%    $15,385     0.18%      $11,910
      11/30/1999     0.62%    $14,755      1.09%    $15,553     0.06%      $11,917
      12/31/1999    -0.62%    $14,664     -0.52%    $15,472     0.00%      $11,917
      01/31/2000    -0.64%    $14,570     -0.41%    $15,409     0.24%      $11,945
      02/29/2000     0.68%    $14,671      0.79%    $15,530     0.59%      $12,016

(*)Source: Standard & Poor's Micropal.



Past performance does not guarantee future results.

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND




Your Fund's Goal: Franklin High Yield Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting primarily of higher-yielding, medium- to lower-rated and non-rated municipal securities.(1) As discussed in the fund's prospectus, these securities entail greater risk than higher-rated municipal securities.


PORTFOLIO NOTES

During the year under review, the U.S. bond markets continued to experience challenging times. The yield on the 30-year Treasury bond fluctuated significantly during the period, beginning at 5.58%, then rising to a high of 6.75% on January 20, 2000, before closing the period at 6.14%. The municipal bond market trended in the same general direction as the Treasury market, although the volatility was not nearly as great.

Many of the same themes that existed in the municipal bond market in 1999 continued to persist in the first two months of 2000. In the semiannual report, we pointed out that certain sectors of the municipal bond market had not fared as well as others. For example, the health care sector was among the poorest performing sectors in 1999 and continued to struggle in 2000. A reduction in federal funding to hospitals as well as an extremely competitive environment contributed to this sector's weakness. However, this environment provided the fund with opportunities to find and purchase certain health care securities that we felt were undervalued, as well as sell certain holdings that we believed on a relative basis were overvalued. Nonetheless, it also created pressure on several of the fund's health care positions.

During the 12-month reporting period, the fund's share price fell as interest rates increased. It should be noted that the fund's share price decline was not a result of any change to our investment philosophy or strategy, but instead representative of the decline in market value of the portfolio's securities attributed to rising interest rates. In fact, the fund's diversification and overall composition helped protect our shareholders compared to individual bond investors.


CREDIT QUALITY BREAKDOWN(*)

Franklin High Yield Tax-Free Income Fund Based on Total Long-Term Investments

2/29/00


                                  [PIE CHART]

                        AAA -                                              23.5%
                        AA -                                                2.9%
                        A -                                                 8.7%
                        BBB -                                              27.6%
                        Below Investment Grade -                           37.3%




(*)Quality breakdown may include internal ratings for bonds not rated by an independent credit rating agency.

(1.) These dividends are generally subject to state and local income tax, if any. For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 81.

PORTFOLIO BREAKDOWN

Franklin High Yield Tax-Free Income Fund

2/29/00

                                                                      % OF TOTAL
                                                                      LONG-TERM
SECTOR                                                               INVESTMENTS
--------------------------------------------------------------------------------
Utilities                                                                  28.2%
Prerefunded                                                                14.7%
Hospital & Health Care                                                     13.8%
Tax-Supported Debt                                                         12.1%
Transportation                                                              8.8%
Corporate-Backed                                                            7.7%
General Obligation                                                          5.0%
Housing                                                                     3.4%
Other Revenue                                                               3.4%
Subject to Government
Appropriation                                                               2.7%
Higher Education                                                            0.2%

In addition, your fund offers a notable tax advantage over a comparable taxable investment. On page 29, the Performance Summary shows that at the end of this reporting period, the fund's Class A shares' distribution rate was 5.96%, based on an annualization of the current 5.4 cent ($0.054) per share dividend and the maximum offering price of $10.87 on February 29, 2000. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum federal personal income tax bracket of 39.6% would need to earn 9.87% from a taxable investment to match the fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and taxable equivalent distribution rates for Class B and C shares.

The rise in rates presented opportunities to restructure the fund to increase its income-earning potential. In addition, we sought to take advantage of the higher interest-rate environment to book tax losses by selling lower yielding securities, and reinvesting the proceeds at prevailing higher rates. These losses help to offset any potential capital gains in the portfolio, can be carried forward for several years, possibly lowering shareholders' future tax liabilities.

There were several bright spots during the period. The fund was the beneficiary of certain credit upgrades, resulting in improved prices for several holdings. Three of the fund's major utility holdings -- Public Service Co. of New Mexico, Tucson Electric Power Co. and Public Service Co. of New Hampshire -- were upgraded during the year under review. In addition, in the fall of 1999, the fund was able to add a major holding, New Jersey EDA for Continental Airlines. The bonds financed a third concourse for Continental at Newark International Airport, the airline's largest hub and the busiest airport serving New York City and the tri-state area.

Looking forward, in our opinion municipal securities represent one of the most undervalued sectors of the fixed-income market. Municipals have been cheap compared with Treasuries during the past year due to several factors, most notably, as rates have risen, investors have shunned the market, or moved money into other investments. At the end of the period, the Bond Buyer Municipal Bond Index (Bond Buyer 40) yielded 6.17%, and the 30-year U.S. Treasury bond yielded 6.14%, resulting in a municipal-to-Treasury yield ratio of 101%, compared with an average ratio over the past 10 years of 90%. This means that municipal securities have significant potential for price increases to return to their historical average. Another positive sign is that municipal bond supply has been considerably lower through the first two months of 2000 compared with the same period in 1999, which should make municipal securities attractive investments. Due to these factors, we remain optimistic about the high yield municipal bond market for the near and long term.


DIVIDEND DISTRIBUTIONS(*)

Franklin High Yield Tax-Free Income Fund

3/1/99 - 2/29/00

                                                 DIVIDEND PER SHARE
                                   ---------------------------------------------
MONTH                                CLASS A         CLASS B           CLASS C
--------------------------------------------------------------------------------
March                               5.4 cents       4.84 cents        4.79 cents
April                               5.4 cents       4.84 cents        4.79 cents
May                                 5.4 cents       4.84 cents        4.79 cents
June                                5.4 cents       4.84 cents        4.90 cents
July                                5.4 cents       4.84 cents        4.90 cents
August                              5.4 cents       4.84 cents        4.90 cents
September                           5.4 cents       4.86 cents        4.92 cents
October                             5.4 cents       4.86 cents        4.92 cents
November                            5.4 cents       4.86 cents        4.92 cents
December                            5.4 cents       4.90 cents        4.91 cents
January                             5.4 cents       4.90 cents        4.91 cents
February                            5.4 cents       4.90 cents        4.91 cents
--------------------------------------------------------------------------------
TOTAL                              64.8 CENTS      58.32 CENTS       58.56 CENTS


(*)Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


This discussion reflects our views, opinions and portfolio holdings as of February 29, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge;thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan,which affects subsequent performance.

CLASS B: Subject to no initial sales charge,but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment.These shares have higher annual fees and expenses than Class A shares.

ONE-YEAR PERFORMANCE SUMMARY AS OF 2/29/00

One-year total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A
One-Year Total Return                  -3.81%
Net Asset Value (NAV)                  $10.41 (2/29/00)             $11.49(2/28/99)
Change in NAV                          -$ 1.08
Distributions (3/1/99-2/29/00)         Dividend Income              $0.6480
                                       Long-Term Capital Gain       $0.0028
                                       ------------------------------------
                                       Total                        $0.6508
CLASS B
One-Year Total Return                   -4.27%
Net Asset Value (NAV)                  $10.45 (2/29/00)             $11.52(2/28/99)
Change in NAV                          -$ 1.07
Distributions (3/1/99-2/29/00)         Dividend Income              $0.5832
                                       Long-Term Capital Gain       $0.0028
                                       ------------------------------------
                                       Total                        $0.5860
CLASS C
One-Year Total Return                  -4.41%
Net Asset Value (NAV)                  $10.48 (2/29/00)             $11.57(2/28/99)
Change in NAV                          -$1.09
Distributions (3/1/99-2/29/00)         Dividend Income              $0.5856
                                       Long-Term Capital Gain       $0.0028
                                       ------------------------------------
                                       Total                        $0.5884


Franklin High Yield Tax-Free Income Fund paid distributions derived from long-term capital gains of 0.28 cents ($0.0028) per share in June 1999. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).




                           Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE

                                                                                             INCEPTION
CLASS A                                         1-YEAR         5-YEAR         10-YEAR        (3/18/86)
------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                      -3.81%        +32.16%         +96.02%        +173.92%
Average Annual Total Return(2)                  -7.89%         +4.81%          +6.50%          +7.16%


                                                                                              INCEPTION
CLASS B                                                                        1-YEAR         (1/1/99)
-------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                                     -4.27%          -3.36%
Average Annual Total Return(2)                                                 -7.90%          -6.05%


                                                                                              INCEPTION
CLASS C                                                        1-YEAR          3-YEAR         (5/1/95)
-------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                     -4.41%          +9.18%         +26.88%
Average Annual Total Return(2)                                 -6.29%          +2.64%          +4.83%




SHARE CLASS                                                        A               B               C
------------------------------------------------------------------------------------------------------
Distribution Rate(3)                                             5.96%           5.67%           5.58%
Taxable Equivalent Distribution Rate(4)                          9.87%           9.39%           9.24%
30-Day Standardized Yield(5)                                     5.86%           5.56%           5.52%
Taxable Equivalent Yield(4)                                      9.70%           9.21%           9.14%




For updated performance figures, see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.



Past performance does not guarantee future results.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (net asset value price for Class B) per share on February 29, 2000.

(4.) Taxable equivalent distribution rate and yield assume the 2000 maximum federal income tax rate of 39.6%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the month ended February 29, 2000.


Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND




AVERAGE ANNUAL TOTAL RETURN
2/29/00

CLASS A
----------------------------------
1-Year                      -7.89%
5-Year                      +4.81%
10-Year                     +6.50%
Since Inception (3/18/86)   +7.16%




AVERAGE ANNUAL TOTAL RETURN
2/29/00

CLASS B
----------------------------------
1-Year                      -7.90%
Since Inception (1/1/99)    -6.05%




TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged index, which includes approximately 38,000 municipal securities from across the country, differs from the fund in composition, does not pay management fees or expenses and includes reinvested interest. One cannot invest directly in an index.


        CLASS A (3/1/90 - 2/29/00)

Date               Franklin High Yield     Lehman Brothers            CPI*
                     Tax-Free Income       Municipal Bond
                      Fund-Class A             Index*
      03/01/1990               $9,564               $10,000                 $10,000
      03/31/1990    -0.10%     $9,554      0.03%    $10,003      0.55%      $10,055
      04/30/1990    -0.77%     $9,481     -0.72%     $9,931      0.16%      $10,071
      05/31/1990     2.13%     $9,683      2.18%    $10,147      0.23%      $10,094
      06/30/1990     1.15%     $9,794      0.88%    $10,237      0.54%      $10,149
      07/31/1990     1.43%     $9,934      1.47%    $10,387      0.38%      $10,187
      08/31/1990    -1.80%     $9,755     -1.45%    $10,237      0.92%      $10,281
      09/30/1990    -0.10%     $9,746      0.06%    $10,243      0.84%      $10,367
      10/31/1990     0.88%     $9,831      1.82%    $10,429      0.60%      $10,430
      11/30/1990     1.66%     $9,995      2.01%    $10,639      0.22%      $10,453
      12/31/1990    -0.19%     $9,976      0.43%    $10,685      0.00%      $10,453
      01/31/1991     1.27%    $10,102      1.34%    $10,828      0.60%      $10,515
      02/28/1991     0.38%    $10,141      0.87%    $10,922      0.15%      $10,531
      03/31/1991     0.49%    $10,190      0.03%    $10,925      0.15%      $10,547
      04/30/1991     1.46%    $10,339      1.34%    $11,072      0.15%      $10,563
      05/31/1991     0.87%    $10,429      0.89%    $11,170      0.30%      $10,594
      06/30/1991     0.39%    $10,470     -0.10%    $11,159      0.29%      $10,625
      07/31/1991     1.35%    $10,611      1.22%    $11,295      0.15%      $10,641
      08/31/1991     1.06%    $10,724      1.32%    $11,444      0.29%      $10,672
      09/30/1991     1.44%    $10,878      1.30%    $11,593      0.44%      $10,719
      10/31/1991     0.67%    $10,951      0.90%    $11,697      0.15%      $10,735
      11/30/1991     0.38%    $10,993      0.28%    $11,730      0.29%      $10,766
      12/31/1991     2.00%    $11,212      2.15%    $11,982      0.07%      $10,774
      01/31/1992    -0.10%    $11,201      0.23%    $12,010      0.15%      $10,790
      02/29/1992    -0.12%    $11,188      0.03%    $12,013      0.36%      $10,829
      03/31/1992     0.49%    $11,243      0.03%    $12,017      0.51%      $10,884
      04/30/1992     1.06%    $11,362      0.89%    $12,124      0.14%      $10,899
      05/31/1992     1.49%    $11,531      1.18%    $12,267      0.14%      $10,914
      06/30/1992     1.46%    $11,699      1.68%    $12,473      0.36%      $10,954
      07/31/1992     3.43%    $12,101      3.00%    $12,847      0.21%      $10,977
      08/31/1992    -1.51%    $11,918     -0.97%    $12,723      0.28%      $11,007
      09/30/1992     0.15%    $11,936      0.65%    $12,805      0.28%      $11,038
      10/31/1992    -1.35%    $11,775     -0.98%    $12,680      0.35%      $11,077
      11/30/1992     2.43%    $12,061      1.79%    $12,907      0.14%      $11,092
      12/31/1992     1.58%    $12,251      1.02%    $13,039     -0.07%      $11,085
      01/31/1993     1.31%    $12,412      1.16%    $13,190      0.49%      $11,139
      02/28/1993     2.82%    $12,762      3.62%    $13,667      0.35%      $11,178
      03/31/1993    -0.22%    $12,734     -1.06%    $13,522      0.35%      $11,217
      04/30/1993     0.70%    $12,823      1.01%    $13,659      0.28%      $11,248
      05/31/1993     0.55%    $12,893      0.56%    $13,735      0.14%      $11,264
      06/30/1993     1.79%    $13,124      1.67%    $13,965      0.14%      $11,280
      07/31/1993     0.12%    $13,140      0.13%    $13,983      0.00%      $11,280
      08/31/1993     2.13%    $13,420      2.08%    $14,274      0.28%      $11,311
      09/30/1993     1.12%    $13,570      1.14%    $14,437      0.21%      $11,335
      10/31/1993     0.18%    $13,595      0.19%    $14,464      0.41%      $11,382
      11/30/1993     0.39%    $13,648     -0.88%    $14,337      0.07%      $11,390
      12/31/1993     1.67%    $13,876      2.11%    $14,639      0.00%      $11,390
      01/31/1994     1.10%    $14,028      1.14%    $14,806      0.27%      $11,420
      02/28/1994    -1.18%    $13,863     -2.59%    $14,423      0.34%      $11,459
      03/31/1994    -2.94%    $13,455     -4.07%    $13,836      0.34%      $11,498
      04/30/1994     0.08%    $13,466      0.85%    $13,953      0.14%      $11,514
      05/31/1994     0.59%    $13,545      0.87%    $14,075      0.07%      $11,522
      06/30/1994     0.21%    $13,574     -0.61%    $13,989      0.34%      $11,562
      07/31/1994     1.30%    $13,750      1.83%    $14,245      0.27%      $11,593
      08/31/1994     0.31%    $13,793      0.35%    $14,295      0.40%      $11,639
      09/30/1994    -0.71%    $13,695     -1.47%    $14,084      0.27%      $11,671
      10/31/1994    -1.01%    $13,557     -1.78%    $13,834      0.07%      $11,679
      11/30/1994    -1.64%    $13,334     -1.81%    $13,583      0.13%      $11,694
      12/31/1994     1.36%    $13,516      2.20%    $13,882      0.00%      $11,694
      01/31/1995     2.44%    $13,845      2.86%    $14,279      0.40%      $11,741
      02/28/1995     2.45%    $14,185      2.91%    $14,695      0.40%      $11,788
      03/31/1995     1.37%    $14,379      1.15%    $14,864      0.33%      $11,827
      04/30/1995     0.43%    $14,441      0.12%    $14,882      0.33%      $11,866
      05/31/1995     2.44%    $14,793      3.19%    $15,356      0.20%      $11,889
      06/30/1995     0.12%    $14,811     -0.87%    $15,223      0.20%      $11,913
      07/31/1995     0.66%    $14,909      0.95%    $15,367      0.00%      $11,913
      08/31/1995     1.00%    $15,058      1.27%    $15,563      0.26%      $11,944
      09/30/1995     0.80%    $15,178      0.63%    $15,661      0.20%      $11,968
      10/31/1995     1.29%    $15,374      1.45%    $15,888      0.33%      $12,007
      11/30/1995     1.28%    $15,571      1.66%    $16,151     -0.07%      $11,999
      12/31/1995     0.96%    $15,720      0.96%    $16,306     -0.07%      $11,991
      01/31/1996     0.56%    $15,808      0.76%    $16,430      0.59%      $12,061
      02/29/1996    -0.08%    $15,796     -0.68%    $16,319      0.32%      $12,100
      03/31/1996    -0.99%    $15,639     -1.28%    $16,110      0.52%      $12,163
      04/30/1996     0.10%    $15,655     -0.28%    $16,065      0.39%      $12,210
      05/31/1996     0.23%    $15,691     -0.04%    $16,058      0.19%      $12,234
      06/30/1996     0.98%    $15,845      1.09%    $16,233      0.06%      $12,241
      07/31/1996     0.75%    $15,963      0.90%    $16,379      0.19%      $12,264
      08/31/1996     0.36%    $16,021     -0.02%    $16,376      0.19%      $12,287
      09/30/1996     1.37%    $16,240      1.40%    $16,605      0.32%      $12,327
      10/31/1996     1.31%    $16,453      1.13%    $16,793      0.32%      $12,366
      11/30/1996     1.51%    $16,702      1.83%    $17,100      0.19%      $12,390
      12/31/1996    -0.07%    $16,690     -0.42%    $17,028      0.00%      $12,390
      01/31/1997     0.30%    $16,740      0.19%    $17,061      0.32%      $12,429
      02/28/1997     0.89%    $16,889      0.92%    $17,218      0.31%      $12,468
      03/31/1997    -0.79%    $16,756     -1.33%    $16,989      0.25%      $12,499
      04/30/1997     0.75%    $16,881      0.84%    $17,131      0.12%      $12,514
      05/31/1997     1.27%    $17,096      1.51%    $17,390     -0.06%      $12,507
      06/30/1997     1.23%    $17,306      1.07%    $17,576      0.12%      $12,522
      07/31/1997     2.53%    $17,744      2.77%    $18,063      0.12%      $12,537
      08/31/1997    -0.57%    $17,643     -0.94%    $17,893      0.19%      $12,560
      09/30/1997     1.65%    $17,934      1.19%    $18,106      0.25%      $12,592
      10/31/1997     0.71%    $18,061      0.64%    $18,222      0.25%      $12,623
      11/30/1997     0.64%    $18,177      0.59%    $18,330     -0.06%      $12,616
      12/31/1997     1.55%    $18,458      1.46%    $18,597     -0.12%      $12,601
      01/31/1998     1.10%    $18,661      1.03%    $18,789      0.19%      $12,624
      02/28/1998     0.23%    $18,704      0.03%    $18,794      0.19%      $12,648
      03/31/1998     0.08%    $18,719      0.09%    $18,811      0.19%      $12,672
      04/30/1998    -0.07%    $18,706     -0.45%    $18,727      0.18%      $12,695
      05/31/1998     1.25%    $18,940      1.58%    $19,023      0.18%      $12,718
      06/30/1998     0.45%    $19,025      0.39%    $19,097      0.12%      $12,733
      07/31/1998     0.17%    $19,058      0.25%    $19,145      0.12%      $12,749
      08/31/1998     1.17%    $19,281      1.55%    $19,441      0.12%      $12,764
      09/30/1998     0.60%    $19,396      1.25%    $19,684      0.12%      $12,779
      10/31/1998    -0.11%    $19,375      0.00%    $19,684      0.24%      $12,810
      11/30/1998    -0.30%    $19,317      0.35%    $19,753      0.00%      $12,810
      12/31/1998     0.15%    $19,346      0.25%    $19,803     -0.06%      $12,802
      01/31/1999     0.82%    $19,504      1.19%    $20,038      0.24%      $12,833
      02/28/1999    -0.06%    $19,493     -0.44%    $19,950      0.12%      $12,848
      03/31/1999     0.36%    $19,563      0.14%    $19,978      0.30%      $12,887
      04/30/1999     0.37%    $19,635      0.25%    $20,028      0.73%      $12,981
      05/31/1999    -0.43%    $19,551     -0.58%    $19,912      0.00%      $12,981
      06/30/1999    -1.06%    $19,344     -1.44%    $19,625      0.00%      $12,981
      07/31/1999     0.46%    $19,433      0.36%    $19,696      0.30%      $13,020
      08/31/1999    -1.09%    $19,221     -0.80%    $19,538      0.24%      $13,051
      09/30/1999    -0.08%    $19,205      0.04%    $19,546      0.48%      $13,114
      10/31/1999    -1.81%    $18,858     -1.08%    $19,335      0.18%      $13,137
      11/30/1999     0.83%    $19,014      1.06%    $19,540      0.06%      $13,145
      12/31/1999     1.45%    $18,739     -0.75%    $19,393      0.00%      $13,145
      01/31/2000    -0.92%    $18,566     -0.44%    $19,308      0.24%      $13,177
      02/29/2000     0.98%    $18,765      1.16%    $19,532      0.59%      $13,255

The following line graph compares the performance of Franklin High Yield Tax-Free Income Fund's Class B shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 1/1/99 to 2/29/00.

        CLASS B (1/1/99 - 2/29/00)

Date                        Franklin High Yield     Lehman Brothers         CPI*
                              Tax-Free Income        Municipal Bond
                               Fund-Class B             Index*
      01/01/1999             $10,000                $10,000                $10,000
      01/31/1999             $10,095      1.19%     $10,119   0.24%        $10,024
      02/28/1999             $10,085     -0.44%     $10,074   0.12%        $10,036
      03/31/1999             $10,110      0.14%     $10,089   0.30%        $10,066
      04/30/1999             $10,143      0.25%     $10,114   0.73%        $10,140
      05/31/1999             $10,098     -0.58%     $10,055   0.00%        $10,140
      06/30/1999              $9,981     -1.44%      $9,910   0.00%        $10,140
      07/31/1999             $10,033      0.36%      $9,946   0.30%        $10,170
      08/31/1999              $9,915     -0.80%      $9,866   0.24%        $10,194
      09/30/1999              $9,905      0.04%      $9,870   0.48%        $10,243
      10/31/1999              $9,723     -1.08%      $9,764   0.18%        $10,262
      11/30/1999              $9,794      1.06%      $9,867   0.06%        $10,268
      12/31/1999              $9,647     -0.75%      $9,793   0.00%        $10,268
      01/31/2000              $9,555     -0.44%      $9,750   0.24%        $10,293
      02/29/2000              $9,301      1.16%      $9,863   0.59%        $10,353

* Source: Standard and Poor's Micropal.

Past performance does not guarantee future results.



        CLASS C (5/1/95 - 2/29/00)

                                  [LINE GRAPH]

The following line graph compares the performance of Franklin High Yield Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/29/00.

Date                 Franklin High Yield    Lehman Brothers             CPI*
                       Tax-Free Income       Municipal Bond
                        Fund-Class C            Index*
      05/01/1995                $9,899               $10,000                  $10,000
      05/31/1995      2.56%    $10,152     3.19%     $10,319      0.20%       $10,020
      06/30/1995      0.15%    $10,168    -0.87%     $10,229      0.20%       $10,040
      07/31/1995      0.70%    $10,239     0.95%     $10,326      0.00%       $10,040
      08/31/1995      0.94%    $10,335     1.27%     $10,458      0.26%       $10,066
      09/29/1995      0.74%    $10,412     0.63%     $10,523      0.20%       $10,086
      10/31/1995      1.23%    $10,540     1.45%     $10,676      0.33%       $10,120
      11/30/1995      1.31%    $10,678     1.66%     $10,853     -0.07%       $10,112
      12/29/1995      0.91%    $10,775     0.96%     $10,957     -0.07%       $10,105
      01/31/1996      0.51%    $10,830     0.76%     $11,041      0.59%       $10,165
      02/29/1996     -0.12%    $10,817    -0.68%     $10,966      0.32%       $10,198
      03/29/1996     -1.03%    $10,705    -1.28%     $10,825      0.52%       $10,251
      04/30/1996      0.05%    $10,711    -0.28%     $10,795      0.39%       $10,291
      05/31/1996      0.17%    $10,729    -0.04%     $10,791      0.19%       $10,310
      06/28/1996      0.93%    $10,829     1.09%     $10,908      0.06%       $10,316
      07/31/1996      0.70%    $10,905     0.90%     $11,006      0.19%       $10,336
      08/30/1996      0.31%    $10,938    -0.02%     $11,004      0.19%       $10,356
      09/30/1996      1.32%    $11,083     1.40%     $11,158      0.32%       $10,389
      10/31/1996      1.25%    $11,221     1.13%     $11,284      0.32%       $10,422
      11/29/1996      1.46%    $11,385     1.83%     $11,491      0.19%       $10,442
      12/31/1996     -0.12%    $11,371    -0.42%     $11,443      0.00%       $10,442
      01/31/1997      0.34%    $11,410     0.19%     $11,464      0.32%       $10,475
      02/28/1997      0.83%    $11,505     0.92%     $11,570      0.31%       $10,508
      03/31/1997     -0.83%    $11,409    -1.33%     $11,416      0.25%       $10,534
      04/30/1997      0.70%    $11,489     0.84%     $11,512      0.12%       $10,547
      05/31/1997      1.21%    $11,628     1.51%     $11,686     -0.06%       $10,540
      06/30/1997      1.18%    $11,765     1.07%     $11,811      0.12%       $10,553
      07/31/1997      2.47%    $12,056     2.77%     $12,138      0.12%       $10,565
      08/31/1997     -0.61%    $11,982    -0.94%     $12,024      0.19%       $10,586
      09/30/1997      1.68%    $12,184     1.19%     $12,167      0.25%       $10,612
      10/31/1997      0.57%    $12,253     0.64%     $12,245      0.25%       $10,639
      11/30/1997      0.59%    $12,325     0.59%     $12,317     -0.06%       $10,632
      12/31/1997      1.58%    $12,520     1.46%     $12,497     -0.12%       $10,619
      01/31/1998      1.05%    $12,652     1.03%     $12,626      0.19%       $10,640
      02/28/1998      0.18%    $12,674     0.03%     $12,629      0.19%       $10,660
      03/31/1998      0.03%    $12,678     0.09%     $12,641      0.19%       $10,680
      04/30/1998     -0.11%    $12,664    -0.45%     $12,584      0.18%       $10,699
      05/31/1998      1.19%    $12,815     1.58%     $12,783      0.18%       $10,719
      06/30/1998      0.40%    $12,866     0.39%     $12,832      0.12%       $10,731
      07/31/1998      0.21%    $12,893     0.25%     $12,865      0.12%       $10,744
      08/31/1998      1.03%    $13,026     1.55%     $13,064      0.12%       $10,757
      09/30/1998      0.55%    $13,098     1.25%     $13,227      0.12%       $10,770
      10/31/1998     -0.07%    $13,089     0.00%     $13,227      0.24%       $10,796
      11/30/1998      0.35%    $13,043     0.35%     $13,274      0.00%       $10,796
      12/31/1998      0.02%    $13,045     0.25%     $13,307     -0.06%       $10,789
      01/31/1999      0.85%    $13,156     1.19%     $13,465      0.24%       $10,815
      02/28/1999     -0.11%    $13,142    -0.44%     $13,406      0.12%       $10,828
      03/31/1999      0.30%    $13,181     0.14%     $13,425      0.30%       $10,861
      04/30/1999      0.32%    $13,223     0.25%     $13,458      0.73%       $10,940
      05/31/1999     -0.56%    $13,149    -0.58%     $13,380      0.00%       $10,940
      06/30/1999     -1.10%    $13,005    -1.44%     $13,187      0.00%       $10,940
      07/31/1999      0.50%    $13,070     0.36%     $13,235      0.30%       $10,973
      08/31/1999     -1.22%    $12,910    -0.80%     $13,129      0.24%       $10,999
      09/30/1999     -0.03%    $12,906     0.04%     $13,134      0.48%       $11,052
      10/31/1999     -1.84%    $12,669    -1.08%     $12,992      0.18%       $11,072
      11/30/1999      0.68%    $12,755     1.06%     $13,130      0.06%       $11,079
      12/31/1999     -1.48%    $12,566    -0.75%     $13,032      0.00%       $11,079
      01/31/2000     -0.96%    $12,446    -0.44%     $12,974      0.24%       $11,105
      02/29/2000      0.93%    $12,561     1.16%     $13,125      0.59%       $11,171

(*)Source: Standard & Poor's Micropal.

Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN
2/29/00

CLASS C
--------------------------------
1-Year                    -6.29%
3-Year                    +2.64%
Since Inception (5/1/95)  +4.83%


CREDIT QUALITY BREAKDOWN(*)

Franklin New Jersey Tax-Free Income Fund

Based on Total Long-Term Investments

2/29/00


                                   [PIE CHART]

AAA -                                                                      73.3%

AA -                                                                        7.8%

A -                                                                         5.4%

BBB -                                                                      12.3%

Below Investment Grade -                                                    1.2%


(*)Quality breakdown may include internal ratings for bonds not rated by an independent credit rating agency.




FRANKLIN NEW JERSEY TAX-FREE INCOME FUND




Your Fund's Goal: Franklin New Jersey Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and New Jersey state personal income taxes through a portfolio consisting primarily of New Jersey municipal bonds.(1)


STATE UPDATE

[NEW JERSEY STATE GRAPHIC]

New Jersey is taking advantage of its strategic location to propel its economy forward. Situated adjacent to New York and Pennsylvania, New Jersey's residents have ready access to the well-paying employment opportunities those states offer. The state also has benefited significantly from its proximity to New York City, as many of the City's business and financial services companies have moved to northern New Jersey to reduce costs. Partially as a result, New Jersey's economic base is among the nation's most diverse and is growing at a rate above the region's. Furthermore, as of June 1999, New Jersey boasted the nation's second-highest per-capita personal income, at $33,937.(2)

The robust economy has contributed to the state's solid fiscal operations over the past few years. Due to stronger-than-expected revenue growth, New Jersey ended fiscal year 1999 with a budgetary fund balance of more than $1.05 billion, after generating a surplus of $131 million in 1998. This is even more impressive when taking into account the 30% personal income tax reduction in recent years.(2)




(1.) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2.) Source: Standard and Poor's Ratings Direct, 11/99. This does not indicate Standard and Poor's rating of the fund.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 105.

Counterbalancing this rosy scenario somewhat is the state's moderate but growing debt level. Recently, debt levels, at $1,658 per capita, were high compared with the $540 national median.(3) In the future, these levels are expected to rise as the state issues up to $7 billion in debt to finance improved education, a more modern transportation system and the acquisition of open space for parks and outdoor recreation.(2)

New Jersey's outlook remains stable, earning the state an AA+ rating from Standard & Poor's, an independent credit rating agency.(2) With a solid economy and prudent fiscal planning, New Jersey should be able to manage the increased debt load.

PORTFOLIO NOTES

During the period, we attempted to take advantage of the higher interest-rate environment to restructure the fund's portfolio, seeking to improve the fund's income-producing potential. We generally sold shorter maturity bonds and bought longer maturity bonds to capture higher yields. In addition, we booked tax losses, which can be carried forward in the portfolio to help offset taxable capital gains in the future and potentially lower shareholders' future tax liabilities.

New Jersey's new municipal bond issuance remained relatively steady, declining only slightly by 1.7% in 1999, to $8.52 billion.(4) During the 12-month reporting period, the fund primarily purchased insured bonds, which helped maintain the portfolio's high quality, as many insured bonds are rated AAA. At the end of the period, 73.3% of the fund's total long-term investments were rated AAA. Important purchases during the period included Delaware River Port Authority, Passaic Valley Sewer Commission, New Jersey State Transportation Corp. and New Jersey EDA International Center for Public Health Project.




(3.) Source: Moody's Investors Service.

(4.) Source: The Bond Buyer, 1/3/00.




PORTFOLIO BREAKDOWN

Franklin New Jersey Tax-Free Income Fund

2/29/00

                                                                     % OF TOTAL
                                                                      LONG-TERM
SECTOR                                                               INVESTMENTS
--------------------------------------------------------------------------------
Hospital & Health Care                                                     18.5%

Prerefunded                                                                18.1%

Transportation                                                             17.1%

Utilities                                                                  15.2%

Housing                                                                    10.9%

General Obligation                                                          5.5%

Higher Education                                                            4.9%

Subject to Government Appropriation                                         3.5%

Corporate-Backed                                                            2.5%

Other Revenue                                                               2.5%

Tax-Supported Debt                                                          1.3%


WHAT IS A PREREFUNDED BOND?

When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase -- depending on their call date.

Generally, we look to sell pre-refunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Our strategy aims to capture the bond's premium, increase the fund's call protection and protect its share value.

Despite the higher interest-rate environment, some issuers were able to lower their interest costs by prerefunding older debt. In addition, many issuers called their higher-coupon bonds, which placed some pressure on the fund's average coupon.

The rise in interest rates during the period resulted in decreasing bond prices, presenting challenges for municipal bond investors. For the 12 months ended February 29, 2000, the 30-year Treasury bond price fell 10.1%, and the Bond Buyer Municipal Bond Index (Bond Buyer 40) was off 13.1%. By comparison, your fund's Class A share price, as measured by net asset value, declined 8.1%.(5)

In addition, your fund offers a notable tax advantage over a comparable taxable investment. On page 37, the Performance Summary shows that at the end of this reporting period, the fund's Class A shares' distribution rate was 5.23%, based on an annualization of the current 5 cent ($0.05) per share dividend and the maximum offering price of $11.48 on February 29, 2000. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and New Jersey state personal income tax bracket of 43.45% would need to earn 9.25% from a taxable investment to match the fund's tax-free distribution rate. The Performance Summary also shows distribution rates and taxable equivalent distribution rates for Class B and C shares.

Going forward, New Jersey's municipal bond supply for the remainder of 2000 is expected to decline slightly, which should make them attractive investments for investors seeking tax-free income. The fund will maintain its conservative portfolio management strategy while seeking to provide a high level of current income with a relatively stable share price.

(5.) Sources: Lehman Brothers; The Bond Buyer. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The fund's investment return and share price fluctuate with market conditions. Index is unmanaged and includes reinvested interest. One cannot invest directly in an index.


DIVIDEND DISTRIBUTIONS(*)

Franklin New Jersey Tax-Free Income Fund

3/1/99 - 2/29/00

                                                         DIVIDEND PER SHARE
                                             -------------------------------------------
MONTH                                         CLASS A        CLASS B**         CLASS C
----------------------------------------------------------------------------------------
March                                         5 cents         --              4.43 cents
April                                         5 cents         --              4.43 cents
May                                           5 cents         --              4.43 cents
June                                          5 cents         --              4.46 cents
July                                          5 cents         --              4.46 cents
August                                        5 cents         --              4.46 cents
September                                     5 cents         --              4.47 cents
October                                       5 cents         --              4.47 cents
November                                      5 cents         --              4.47 cents
December                                      5 cents         --              4.50 cents
January                                       5 cents         --              4.50 cents
February                                      5 cents       3.03 cents        4.50 cents
----------------------------------------------------------------------------------------
TOTAL                                        60 CENTS       3.03 CENTS       53.58 CENTS


(*)Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

(**)Effective February 1, 2000, the fund began offering Class B shares to investors. See the prospectus for details.

This discussion reflects our views, opinions and portfolio holdings as of February 29, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to July 1,1994,fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1,1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


ONE-YEAR PERFORMANCE SUMMARY AS OF 2/29/00

One-year and aggregate total returns do not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A
One-Year Total Return                    -3.08%
Net Asset Value (NAV)                    $10.99 (2/29/00)          $11.96 (2/28/99)
Change in NAV                            -$0.97
Distributions (3/1/99-2/29/00)           Dividend Income           $0.6000
                                         Long-Term Capital Gain    $0.0032
                                         ---------------------------------
                                         Total                     $0.6032

CLASS B
Aggregate Total Return                   +1.44%
Net Asset Value (NAV)                    $11.00 (2/29/00)          $10.89 (2/1/00)
Change in NAV                            +$0.11
Distributions (2/1/00-2/29/00)           Dividend Income           $0.0303

CLASS C
One-Year Total Return                    -3.69%
Net Asset Value (NAV)                    $11.05 (2/29/00)          $12.03 (2/28/99)
Change in NAV                            -$0.98
Distributions (3/1/99-2/29/00)           Dividend Income           $0.5358
                                         Long-Term Capital Gain    $0.0032
                                         ---------------------------------
                                         Total                     $0.5390

Franklin New Jersey Tax-Free Income Fund paid distributions derived from long-term capital gains of 0.32 cents ($0.0032) per share in June 1999. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).





            Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE

                                                                             INCEPTION
CLASS A                                     1-YEAR     5-YEAR     10-YEAR    (5/12/88)
--------------------------------------------------------------------------------------
Cumulative Total Return(1)                  -3.08%     +27.62%    +84.49%    +119.61%
Average Annual Total Return(2)              -7.19%      +4.09%     +5.86%      +6.50%

                                                                             INCEPTION
CLASS B                                                                      (2/1/00)
--------------------------------------------------------------------------------------
Cumulative Total Return(1)                                                    +1.44%
Aggregate Total Return(2)                                                     -2.56%

                                                                             INCEPTION
CLASS C                                                1-YEAR     3-YEAR     (5/1/95)
--------------------------------------------------------------------------------------
Cumulative Total Return(1)                             -3.69%     +9.14%     +23.29%
Average Annual Total Return(2)                         -5.55%     +2.61%      +4.22%

SHARE CLASS                                               A          B          C
--------------------------------------------------------------------------------------
Distribution Rate(3)                                    5.23%      4.90%       4.85%
Taxable Equivalent Distribution Rate(4)                 9.25%      8.66%       8.58%
30-Day Standardized Yield(5)                            5.08%      4.88%       4.71%
Taxable Equivalent Yield(4)                             8.98%      8.63%       8.33%



(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Since Class B shares have existed for less than one year, aggregate total return for that class represents total return since inception, including the maximum sales charge.
(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (net asset value price for Class B) per share on February 29, 2000.
(4.) Taxable equivalent distribution rate and yield assume the published rates as of March 15, 2000, for the maximum combined federal and New Jersey state personal income tax bracket of 43.45%, based on the federal income tax rate of 39.6%.
(5.) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the month ended February 29, 2000.


Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


For updated performance figures, see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


Past performance does not guarantee future results.


FRANKLIN NEW JERSEY TAX-FREE INCOME FUND



AVERAGE ANNUAL TOTAL RETURN
2/29/00

CLASS A
----------------------------------

1-Year                      -7.19%
5-Year                      +4.09%
10-Year                     +5.86%
Since Inception (5/12/88)   +6.50%




AVERAGE ANNUAL TOTAL RETURN
2/29/00

CLASS C
---------------------------------

1-Year                      -5.55%
3-Year                      +2.61%
Since Inception (5/1/95)    +4.22%


TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged index, which includes approximately 38,000 municipal securities from across the country, differs from the fund in composition, does not pay management fees or expenses and includes reinvested interest. One cannot invest directly in an index. For the periods shown, performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


CLASS A (3/1/90 - 2/29/00)

                                  [LINE GRAPH]


The following line graph compares the performance of Franklin New Jersey Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/90 to 2/29/00.

Date               Franklin New Jersey     Lehman Brothers           CPI*
                     Tax-Free Income        Municipal Bond
                       Fund-Class A             Index*
      03/01/1990               $9,565               $10,000                 $10,000
      03/31/1990    -0.14%     $9,552      0.03%    $10,003       0.55%     $10,055
      04/30/1990    -0.71%     $9,484     -0.72%     $9,931       0.16%     $10,071
      05/31/1990     2.06%     $9,679      2.18%    $10,147       0.23%     $10,094
      06/30/1990     1.09%     $9,785      0.88%    $10,237       0.54%     $10,149
      07/31/1990     1.83%     $9,964      1.47%    $10,387       0.38%     $10,187
      08/31/1990    -2.55%     $9,710     -1.45%    $10,237       0.92%     $10,281
      09/30/1990     0.14%     $9,723      0.06%    $10,243       0.84%     $10,367
      10/31/1990     1.88%     $9,906      1.82%    $10,429       0.60%     $10,430
      11/30/1990     2.30%    $10,134      2.01%    $10,639       0.22%     $10,453
      12/31/1990     0.21%    $10,155      0.43%    $10,685       0.00%     $10,453
      01/31/1991     1.62%    $10,320      1.34%    $10,828       0.60%     $10,515
      02/28/1991     1.13%    $10,436      0.87%    $10,922       0.15%     $10,531
      03/31/1991     0.30%    $10,468      0.03%    $10,925       0.15%     $10,547
      04/30/1991     1.22%    $10,595      1.34%    $11,072       0.15%     $10,563
      05/31/1991     0.85%    $10,685      0.89%    $11,170       0.30%     $10,594
      06/30/1991     0.08%    $10,694     -0.10%    $11,159       0.29%     $10,625
      07/31/1991     1.55%    $10,860      1.22%    $11,295       0.15%     $10,641
      08/31/1991     0.89%    $10,956      1.32%    $11,444       0.29%     $10,672
      09/30/1991     1.35%    $11,104      1.30%    $11,593       0.44%     $10,719
      10/31/1991     0.61%    $11,172      0.90%    $11,697       0.15%     $10,735
      11/30/1991     0.43%    $11,220      0.28%    $11,730       0.29%     $10,766
      12/31/1991     1.79%    $11,421      2.15%    $11,982       0.07%     $10,774
      01/31/1992     0.40%    $11,467      0.23%    $12,010       0.15%     $10,790
      02/29/1992     0.05%    $11,472      0.03%    $12,013       0.36%     $10,829
      03/31/1992     0.17%    $11,492      0.03%    $12,017       0.51%     $10,884
      04/30/1992     0.88%    $11,593      0.89%    $12,124       0.14%     $10,899
      05/31/1992     1.22%    $11,734      1.18%    $12,267       0.14%     $10,914
      06/30/1992     1.40%    $11,899      1.68%    $12,473       0.36%     $10,954
      07/31/1992     3.52%    $12,317      3.00%    $12,847       0.21%     $10,977
      08/31/1992    -1.22%    $12,167     -0.97%    $12,723       0.28%     $11,007
      09/30/1992     0.08%    $12,177      0.65%    $12,805       0.28%     $11,038
      10/31/1992    -1.15%    $12,037     -0.98%    $12,680       0.35%     $11,077
      11/30/1992     2.29%    $12,312      1.79%    $12,907       0.14%     $11,092
      12/31/1992     1.29%    $12,471      1.02%    $13,039      -0.07%     $11,085
      01/31/1993     0.91%    $12,585      1.16%    $13,190       0.49%     $11,139
      02/28/1993     2.86%    $12,945      3.62%    $13,667       0.35%     $11,178
      03/31/1993    -0.53%    $12,876     -1.06%    $13,522       0.35%     $11,217
      04/30/1993     0.68%    $12,964      1.01%    $13,659       0.28%     $11,248
      05/31/1993     0.46%    $13,023      0.56%    $13,735       0.14%     $11,264
      06/30/1993     1.70%    $13,245      1.67%    $13,965       0.14%     $11,280
      07/31/1993     0.13%    $13,262      0.13%    $13,983       0.00%     $11,280
      08/31/1993     1.84%    $13,506      2.08%    $14,274       0.28%     $11,311
      09/30/1993     0.98%    $13,638      1.14%    $14,437       0.21%     $11,335
      10/31/1993     0.27%    $13,675      0.19%    $14,464       0.41%     $11,382
      11/30/1993    -0.45%    $13,614     -0.88%    $14,337       0.07%     $11,390
      12/31/1993     1.68%    $13,842      2.11%    $14,639       0.00%     $11,390
      01/31/1994     0.89%    $13,966      1.14%    $14,806       0.27%     $11,420
      02/28/1994    -2.08%    $13,675     -2.59%    $14,423       0.34%     $11,459
      03/31/1994    -3.63%    $13,179     -4.07%    $13,836       0.34%     $11,498
      04/30/1994     0.28%    $13,216      0.85%    $13,953       0.14%     $11,514
      05/31/1994     0.76%    $13,316      0.87%    $14,075       0.07%     $11,522
      06/30/1994    -0.66%    $13,228     -0.61%    $13,989       0.34%     $11,562
      07/31/1994     1.64%    $13,445      1.83%    $14,245       0.27%     $11,593
      08/31/1994     0.41%    $13,500      0.35%    $14,295       0.40%     $11,639
      09/30/1994    -1.28%    $13,327     -1.47%    $14,084       0.27%     $11,671
      10/31/1994    -1.76%    $13,093     -1.78%    $13,834       0.07%     $11,679
      11/30/1994    -2.11%    $12,817     -1.81%    $13,583       0.13%     $11,694
      12/31/1994     2.38%    $13,122      2.20%    $13,882       0.00%     $11,694
      01/31/1995     2.91%    $13,503      2.86%    $14,279       0.40%     $11,741
      02/28/1995     2.45%    $13,834      2.91%    $14,695       0.40%     $11,788
      03/31/1995     0.96%    $13,967      1.15%    $14,864       0.33%     $11,827
      04/30/1995     0.17%    $13,991      0.12%    $14,882       0.33%     $11,866
      05/31/1995     2.61%    $14,356      3.19%    $15,356       0.20%     $11,889
      06/30/1995    -0.57%    $14,274     -0.87%    $15,223       0.20%     $11,913
      07/31/1995     0.56%    $14,354      0.95%    $15,367       0.00%     $11,913
      08/31/1995     1.06%    $14,506      1.27%    $15,563       0.26%     $11,944
      09/30/1995     0.61%    $14,595      0.63%    $15,661       0.20%     $11,968
      10/31/1995     1.43%    $14,803      1.45%    $15,888       0.33%     $12,007
      11/30/1995     1.50%    $15,025      1.66%    $16,151      -0.07%     $11,999
      12/31/1995     0.94%    $15,167      0.96%    $16,306      -0.07%     $11,991
      01/31/1996     0.46%    $15,236      0.76%    $16,430       0.59%     $12,061
      02/29/1996    -0.65%    $15,137     -0.68%    $16,319       0.32%     $12,100
      03/31/1996    -1.10%    $14,971     -1.28%    $16,110       0.52%     $12,163
      04/30/1996    -0.15%    $14,948     -0.28%    $16,065       0.39%     $12,210
      05/31/1996     0.07%    $14,959     -0.04%    $16,058       0.19%     $12,234
      06/30/1996     1.06%    $15,117      1.09%    $16,233       0.06%     $12,241
      07/31/1996     0.83%    $15,243      0.90%    $16,379       0.19%     $12,264
      08/31/1996    -0.15%    $15,220     -0.02%    $16,376       0.19%     $12,287
      09/30/1996     1.43%    $15,438      1.40%    $16,605       0.32%     $12,327
      10/31/1996     0.93%    $15,581      1.13%    $16,793       0.32%     $12,366
      11/30/1996     1.57%    $15,826      1.83%    $17,100       0.19%     $12,390
      12/31/1996    -0.30%    $15,778     -0.42%    $17,028       0.00%     $12,390
      01/31/1997     0.06%    $15,788      0.19%    $17,061       0.32%     $12,429
      02/28/1997     0.80%    $15,914      0.92%    $17,218       0.31%     $12,468
      03/31/1997    -0.90%    $15,771     -1.33%    $16,989       0.25%     $12,499
      04/30/1997     0.79%    $15,896      0.84%    $17,131       0.12%     $12,514
      05/31/1997     1.11%    $16,072      1.51%    $17,390      -0.06%     $12,507
      06/30/1997     0.90%    $16,217      1.07%    $17,576       0.12%     $12,522
      07/31/1997     2.43%    $16,611      2.77%    $18,063       0.12%     $12,537
      08/31/1997    -0.83%    $16,473     -0.94%    $17,893       0.19%     $12,560
      09/30/1997     1.13%    $16,659      1.19%    $18,106       0.25%     $12,592
      10/31/1997     0.65%    $16,767      0.64%    $18,222       0.25%     $12,623
      11/30/1997     0.67%    $16,880      0.59%    $18,330      -0.06%     $12,616
      12/31/1997     1.30%    $17,099      1.46%    $18,597      -0.12%     $12,601
      01/31/1998     0.86%    $17,246      1.03%    $18,789       0.19%     $12,624
      02/28/1998     0.02%    $17,250      0.03%    $18,794       0.19%     $12,648
      03/31/1998     0.21%    $17,286      0.09%    $18,811       0.19%     $12,672
      04/30/1998    -0.27%    $17,239     -0.45%    $18,727       0.18%     $12,695
      05/31/1998     1.36%    $17,474      1.58%    $19,023       0.18%     $12,718
      06/30/1998     0.50%    $17,561      0.39%    $19,097       0.12%     $12,733
      07/31/1998     0.23%    $17,601      0.25%    $19,145       0.12%     $12,749
      08/31/1998     1.28%    $17,827      1.55%    $19,441       0.12%     $12,764
      09/30/1998     0.98%    $18,001      1.25%    $19,684       0.12%     $12,779
      10/31/1998     0.28%    $18,052      0.00%    $19,684       0.24%     $12,810
      11/30/1998     0.18%    $18,084      0.35%    $19,753       0.00%     $12,810
      12/31/1998     0.32%    $18,142      0.25%    $19,803      -0.06%     $12,802
      01/31/1999     0.84%    $18,294      1.19%    $20,038       0.24%     $12,833
      02/28/1999    -0.42%    $18,218     -0.44%    $19,950       0.12%     $12,848
      03/31/1999     0.39%    $18,289      0.14%    $19,978       0.30%     $12,887
      04/30/1999     0.24%    $18,333      0.25%    $20,028       0.73%     $12,981
      05/31/1999    -0.53%    $18,235     -0.58%    $19,912       0.00%     $12,981
      06/30/1999    -1.13%    $18,029     -1.44%    $19,625       0.00%     $12,981
      07/31/1999     0.32%    $18,087      0.36%    $19,696       0.30%     $13,020
      08/31/1999    -1.35%    $17,843     -0.80%    $19,538       0.24%     $13,051
      09/30/1999    -0.37%    $17,777      0.04%    $19,546       0.48%     $13,114
      10/31/1999    -1.25%    $17,555     -1.08%    $19,335       0.18%     $13,137
      11/30/1999     0.85%    $17,704      1.06%    $19,540       0.06%     $13,145
      12/31/1999    -0.98%    $17,530     -0.75%    $19,393       0.00%     $13,145
      01/31/2000    -0.64%    $17,418     -0.44%    $19,308       0.24%     $13,177
      02/29/2000     1.36%    $17,672      1.16%    $19,532       0.59%     $13,255


CLASS C (5/1/95 - 2/29/00)

                                  [LINE GRAPH]

The following line graph compares the performance of Franklin New Jersey Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/29/00.

Date               Franklin New Jersey    Lehman Brothers           CPI*
                     Tax-Free Income       Municipal Bond
                       Fund-Class C           Index*
      05/01/1995               $9,904              $10,000               $10,000
      05/31/1995     2.73%    $10,174     3.19%    $10,319     0.20%     $10,020
      06/30/1995    -0.62%    $10,111    -0.87%    $10,229     0.20%     $10,040
      07/31/1995     0.60%    $10,172     0.95%    $10,326     0.00%     $10,040
      08/31/1995     1.01%    $10,275     1.27%    $10,458     0.26%     $10,066
      09/29/1995     0.65%    $10,341     0.63%    $10,523     0.20%     $10,086
      10/31/1995     1.36%    $10,482     1.45%    $10,676     0.33%     $10,120
      11/30/1995     1.46%    $10,635     1.66%    $10,853    -0.07%     $10,112
      12/29/1995     0.89%    $10,730     0.96%    $10,957    -0.07%     $10,105
      01/31/1996     0.50%    $10,783     0.76%    $11,041     0.59%     $10,165
      02/29/1996    -0.77%    $10,700    -0.68%    $10,966     0.32%     $10,198
      03/29/1996    -1.15%    $10,577    -1.28%    $10,825     0.52%     $10,251
      04/30/1996    -0.19%    $10,557    -0.28%    $10,795     0.39%     $10,291
      05/31/1996     0.10%    $10,568    -0.04%    $10,791     0.19%     $10,310
      06/28/1996     1.01%    $10,675     1.09%    $10,908     0.06%     $10,316
      07/31/1996     0.79%    $10,759     0.90%    $11,006     0.19%     $10,336
      08/30/1996    -0.28%    $10,729    -0.02%    $11,004     0.19%     $10,356
      09/30/1996     1.38%    $10,877     1.40%    $11,158     0.32%     $10,389
      10/31/1996     0.86%    $10,970     1.13%    $11,284     0.32%     $10,422
      11/29/1996     1.50%    $11,135     1.83%    $11,491     0.19%     $10,442
      12/31/1996    -0.36%    $11,095    -0.42%    $11,443     0.00%     $10,442
      01/31/1997     0.00%    $11,095     0.19%    $11,464     0.32%     $10,475
      02/28/1997     0.85%    $11,189     0.92%    $11,570     0.31%     $10,508
      03/31/1997    -0.94%    $11,084    -1.33%    $11,416     0.25%     $10,534
      04/30/1997     0.74%    $11,166     0.84%    $11,512     0.12%     $10,547
      05/31/1997     1.05%    $11,283     1.51%    $11,686    -0.06%     $10,540
      06/30/1997     0.86%    $11,380     1.07%    $11,811     0.12%     $10,553
      07/31/1997     2.38%    $11,651     2.77%    $12,138     0.12%     $10,565
      08/31/1997    -0.78%    $11,560    -0.94%    $12,024     0.19%     $10,586
      09/30/1997     0.99%    $11,675     1.19%    $12,167     0.25%     $10,612
      10/31/1997     0.59%    $11,744     0.64%    $12,245     0.25%     $10,639
      11/30/1997     0.62%    $11,816     0.59%    $12,317    -0.06%     $10,632
      12/31/1997     1.33%    $11,974     1.46%    $12,497    -0.12%     $10,619
      01/31/1998     0.73%    $12,061     1.03%    $12,626     0.19%     $10,640
      02/28/1998     0.05%    $12,067     0.03%    $12,629     0.19%     $10,660
      03/31/1998     0.16%    $12,086     0.09%    $12,641     0.19%     $10,680
      04/30/1998    -0.39%    $12,039    -0.45%    $12,584     0.18%     $10,699
      05/31/1998     1.39%    $12,207     1.58%    $12,783     0.18%     $10,719
      06/30/1998     0.37%    $12,252     0.39%    $12,832     0.12%     $10,731
      07/31/1998     0.17%    $12,272     0.25%    $12,865     0.12%     $10,744
      08/31/1998     1.31%    $12,433     1.55%    $13,064     0.12%     $10,757
      09/30/1998     0.93%    $12,549     1.25%    $13,227     0.12%     $10,770
      10/31/1998     0.23%    $12,578     0.00%    $13,227     0.24%     $10,796
      11/30/1998     0.13%    $12,594     0.35%    $13,274     0.00%     $10,796
      12/31/1998     0.27%    $12,628     0.25%    $13,307    -0.06%     $10,789
      01/31/1999     0.79%    $12,728     1.19%    $13,465     0.24%     $10,815
      02/28/1999    -0.38%    $12,680    -0.44%    $13,406     0.12%     $10,828
      03/31/1999     0.25%    $12,711     0.14%    $13,425     0.30%     $10,861
      04/30/1999     0.19%    $12,735     0.25%    $13,458     0.73%     $10,940
      05/31/1999    -0.49%    $12,673    -0.58%    $13,380     0.00%     $10,940
      06/30/1999    -1.26%    $12,513    -1.44%    $13,187     0.00%     $10,940
      07/31/1999     0.27%    $12,547     0.36%    $13,235     0.30%     $10,973
      08/31/1999    -1.39%    $12,373    -0.80%    $13,129     0.24%     $10,999
      09/30/1999    -0.41%    $12,322     0.04%    $13,134     0.48%     $11,052
      10/31/1999    -1.29%    $12,163    -1.08%    $12,992     0.18%     $11,072
      11/30/1999     0.79%    $12,259     1.06%    $13,130     0.06%     $11,079
      12/31/1999    -1.02%    $12,134    -0.75%    $13,032     0.00%     $11,079
      01/31/2000    -0.78%    $12,039    -0.44%    $12,974     0.24%     $11,105
      02/29/2000     1.40%    $12,210     1.16%    $13,125     0.59%     $11,171

*Source: Standard and Poor's Micropal.

             Past performance does not guarantee future results.

FRANKLIN OREGON TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Oregon Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Oregon state personal income taxes through a portfolio consisting primarily of Oregon municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE

[OREGON STATE GRAPHIC]

Oregon appears to be back on the road to health after a short period of illness. With an economy moderately dependent on exports to Asia -- Japan and Korea are its second- and third-largest trading partners -- Oregon directly felt the symptoms of the 1997-98 "Asian flu."(2) However, as Asian countries' economies began to improve, so did the vital export-oriented sectors of the Oregon economy.

In fact, the state's economy and job growth have been the envy of much of the nation for most of the past 10 years. No longer primarily dependent on the once-important timber industry, Oregon now possesses an economy based largely on high-technology manufacturing, with computer chip and software production the most important industries in this sector. After slowing down due to the Asian economic crisis, nonagricultural employment is again picking up and increased 2.47% for the first quarter of 1999.(2)

Overall debt levels remain manageable even given recent increases in capital needs connected to the state's population growth. In November 1999, debt per capita was $1,622, compared with the $540 national median and this figure should not rise much if the state adheres to its target of issuing no more than $350 million debt annually.(2,3)

(1.) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
(2.) Source: Standard and Poor's Ratings Direct, 11/99. This does not indicate Standard and Poor's rating of the fund.
(3.) Source: Moody's Investors Service.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 110.


CREDIT QUALITY BREAKDOWN*
Franklin Oregon Tax-Free Income Fund Based on Total Long-Term Investments
2/29/00

                                  [PIE CHART]

AAA                                                                 39.2%

AA                                                                  29.5%

A                                                                   14.9%

BBB                                                                 15.0%

Below Investment Grade                                               1.4%


(*) Quality breakdown may include internal ratings for bonds not rated by an independent credit rating agency.

PORTFOLIO BREAKDOWN
Franklin Oregon Tax-Free Income Fund 2/29/00

                          % OF TOTAL
                          LONG-TERM
SECTOR                   INVESTMENTS
------------------------------------
Transportation              15.7%

Housing                     14.7%

Hospital & Health Care      14.6%

General Obligation          13.1%

Prerefunded                 12.9%

Corporate-Backed            10.3%

Subject to Government
Appropriation                7.8%

Utilities                    6.3%

Higher Education             2.5%

Tax-Supported Debt           2.1%

Oregon's outlook is stable, reflected in the AA rating assigned to it by Standard & Poor's, an independent credit rating agency.(2) The state's heady growth should continue, owing to comparatively affordable land prices and a skilled workforce.

PORTFOLIO NOTES

Generally rising interest rates during the 12-month reporting period presented challenges for the bond market, as bond prices fall when interest rates rise. Municipal bonds declined more than the Treasury market during the period, as the 30-year Treasury bond price fell 10.1% while the Bond Buyer Municipal Bond Index (Bond Buyer 40) was off 13.1%. By comparison, Franklin Oregon Tax-Free Income Fund's Class A share price, as measured by net asset value, declined 8.6% for the 12-month period.(4)

In addition, your fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary on page 43 shows that at the end of this reporting period, the fund's Class A shares' distribution rate was 5.14%, based on an annualization of the current 4.84 cent ($0.0484) per share dividend and the maximum offering price of $11.29 on February 29, 2000. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and Oregon state personal income tax bracket of 45.04% would need to earn 9.35% from a taxable investment to match the fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

The portfolio's conservative buy-and-hold, income-oriented investment philosophy contributed to its superior performance, relative to the entire fixed-income market. The fund continued to hold a significant percentage of higher coupon bonds from previous, higher interest-rate periods. Over time, this strategy can lower share price volatility and provide greater current income. Our shareholders can thus benefit from this practice, not only for income and lower volatility, but for tax efficiency and after-tax total return.


(4.) Sources: Lehman Brothers; The Bond Buyer. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The fund's investment return and share price fluctuate with market conditions. Index is unmanaged and includes reinvested interest. One cannot invest directly in an index.

During the reporting period, we were able to take advantage of the rising interest-rate environment to improve the portfolio's structure, increase the fund's income-earning potential, extend call protection and book tax losses. These losses can then be carried forward to help offset any current or future taxable capital gains, possibly lowering shareholders' future tax liabilities.

As the largest municipal bond fund in Oregon with $467 million in total net assets, Franklin Oregon Tax-Free Income Fund is able to use its size and Franklin's significant presence in the municipal bond market to structure issues to fit the portfolio's needs. Furthermore, the fund sought to take advantage of strong retail demand in the resale market to help stabilize the fund's share price. During the period, we attempted to maintain the fund's high quality, and on February 29, 2000, more than 68% of the fund's total long-term investments were rated AA or higher. Important purchases during the period included Port of Portland International Airport and Oregon State Department of Administrative Services.

The end of the reporting period comes near the close of two years with very large municipal issuance. In 1999, new supply was strong nationally, with $225 billion in supply, as well as in Oregon, which saw issuance climb 34.7% from 1998's level, to $3.4 billion.(5) Going forward, supply should slow, though, as the higher interest-rate environment significantly reduces refunding opportunities. Diminishing expectations for primary and secondary bond issuance should result in continued solid demand for institutional and retail Oregon municipal bonds. With the Oregon municipal bond-to-Treasury yield ratio above 100% at the reporting period's end, we believe the fund is well positioned to perform favorably in the future.





(5.) Source: The Bond Buyer, 1/3/00.


DIVIDEND DISTRIBUTIONS(*)
FRANKLIN OREGON TAX-FREE INCOME FUND
3/1/99 - 2/29/00



                                           DIVIDEND PER SHARE
                                       -------------------------
  MONTH                                CLASS A        CLASS C
  --------------------------------------------------------------
  March                                4.85 cents     4.28 cents
  April                                4.85 cents     4.28 cents
  May                                  4.85 cents     4.28 cents
  June                                 4.80 cents     4.26 cents
  July                                 4.80 cents     4.26 cents
  August                               4.80 cents     4.26 cents
  September                            4.80 cents     4.28 cents
  October                              4.80 cents     4.28 cents
  November                             4.80 cents     4.28 cents
  December                             4.80 cents     4.31 cents
  January                              4.80 cents     4.31 cents
  February                             4.80 cents     4.31 cents
  --------------------------------------------------------------
  TOTAL                               57.75 CENTS    51.39 CENTS


(*) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

This discussion reflects our views, opinions and portfolio holdings as of February 29, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


ONE-YEAR PERFORMANCE SUMMARY AS OF 2/29/00

One-year total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.



  CLASS A
  One-Year Total Return                -3.76%
  Net Asset Value (NAV)                $10.81 (2/29/00)      $11.83 (2/28/99)
  Change in NAV                        -$1.02

  Distributions (3/1/99-2/29/00)       Dividend Income       $0.5775

  CLASS C
  One-Year Total Return                -4.36%
  Net Asset Value (NAV)                $10.88 (2/29/00)      $11.91 (2/28/99)
  Change in NAV                        -$1.03

  Distributions (3/1/99-2/29/00)       Dividend Income       $0.5139


ADDITIONAL PERFORMANCE


                                                                 INCEPTION
CLASS A                         1-YEAR     5-YEAR     10-YEAR     (9/1/87)
----------------------------------------------------------------------------

Cumulative Total Return(1)      -3.76%    +25.66%    +79.98%     +117.16%

Average Annual Total Return(2)  -7.89%     +3.77%     +5.59%       +6.03%



                                                                  INCEPTION
CLASS C                                     1-YEAR     3-YEAR      (5/1/95)
---------------------------------------------------------------------------

Cumulative Total Return(1)                  -4.36%     +7.69%      +21.53%

Average Annual Total Return(2)              -6.22%     +2.15%       +3.91%


SHARE CLASS                                              A              C
---------------------------------------------------------------------------

Distribution Rate(3)                                    5.14%         4.76%

Taxable Equivalent Distribution Rate(4)                 9.35%         8.66%

30-Day Standardized Yield(5)                            4.99%         4.61%

Taxable Equivalent Yield(4)                             9.08%         8.39%


For updated performance figures, see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


Past performance does not guarantee future results.


FRANKLIN OREGON TAX-FREE INCOME FUND

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to July 1,1994,fund shares were offered at a lower initial sales charge;thus actual total returns may differ. Effective May 1, 1994,the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 29, 2000.

(4.) Taxable equivalent distribution rate and yield assume the published rates as of March 15, 2000, for the maximum combined federal and Oregon state personal income tax bracket of 45.04%, based on the federal income tax rate of 39.6%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the month ended February 29, 2000.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


FRANKLIN OREGON TAX-FREE INCOME FUND

AVERAGE ANNUAL TOTAL RETURN
 2/29/00

  CLASS A
--------------------------------------
  1-Year                        -7.89%

  5-Year                        +3.77%

  10-Year                       +5.59%

  Since Inception (9/1/87)      +6.03%

AVERAGE ANNUAL TOTAL RETURN
2/29/00

  CLASS C
--------------------------------------
  1-Year                        -6.22%

  3-Year                        +2.15%

  Since Inception (5/1/95)      +3.91%

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged index, which includes approximately 38,000 municipal securities from across the country, differs from the fund in composition, does not pay management fees or expenses and includes reinvested interest. One cannot invest directly in an index. For the periods shown, performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

      CLASS A (3/1/90 - 2/29/00)

The following line graph compares the performance of Franklin Oregon Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/90 to 2/29/00.

Date                 Franklin Oregon      Lehman Brothers           CPI*
                     Tax-Free Income       Municipal Bond
                      Fund-Class A            Index*
      03/01/1990               $9,574               $10,000              $10,000
      03/31/1990    -0.01%     $9,573      0.03%    $10,003     0.55%    $10,055
      04/30/1990    -0.96%     $9,481     -0.72%     $9,931     0.16%    $10,071
      05/31/1990     2.21%     $9,691      2.18%    $10,147     0.23%    $10,094
      06/30/1990     1.13%     $9,800      0.88%    $10,237     0.54%    $10,149
      07/31/1990     1.60%     $9,957      1.47%    $10,387     0.38%    $10,187
      08/31/1990    -2.26%     $9,732     -1.45%    $10,237     0.92%    $10,281
      09/30/1990    -0.20%     $9,712      0.06%    $10,243     0.84%    $10,367
      10/31/1990     1.54%     $9,862      1.82%    $10,429     0.60%    $10,430
      11/30/1990     2.20%    $10,079      2.01%    $10,639     0.22%    $10,453
      12/31/1990    -0.10%    $10,069      0.43%    $10,685     0.00%    $10,453
      01/31/1991     1.61%    $10,231      1.34%    $10,828     0.60%    $10,515
      02/28/1991     1.21%    $10,355      0.87%    $10,922     0.15%    $10,531
      03/31/1991     0.46%    $10,402      0.03%    $10,925     0.15%    $10,547
      04/30/1991     1.30%    $10,538      1.34%    $11,072     0.15%    $10,563
      05/31/1991     0.83%    $10,625      0.89%    $11,170     0.30%    $10,594
      06/30/1991    -0.01%    $10,624     -0.10%    $11,159     0.29%    $10,625
      07/31/1991     1.20%    $10,752      1.22%    $11,295     0.15%    $10,641
      08/31/1991     1.10%    $10,870      1.32%    $11,444     0.29%    $10,672
      09/30/1991     1.37%    $11,019      1.30%    $11,593     0.44%    $10,719
      10/31/1991     0.63%    $11,088      0.90%    $11,697     0.15%    $10,735
      11/30/1991     0.36%    $11,128      0.28%    $11,730     0.29%    $10,766
      12/31/1991     1.91%    $11,341      2.15%    $11,982     0.07%    $10,774
      01/31/1992     0.40%    $11,386      0.23%    $12,010     0.15%    $10,790
      02/29/1992    -0.06%    $11,379      0.03%    $12,013     0.36%    $10,829
      03/31/1992     0.33%    $11,417      0.03%    $12,017     0.51%    $10,884
      04/30/1992     0.69%    $11,496      0.89%    $12,124     0.14%    $10,899
      05/31/1992     1.03%    $11,614      1.18%    $12,267     0.14%    $10,914
      06/30/1992     1.40%    $11,777      1.68%    $12,473     0.36%    $10,954
      07/31/1992     3.28%    $12,163      3.00%    $12,847     0.21%    $10,977
      08/31/1992    -1.36%    $11,997     -0.97%    $12,723     0.28%    $11,007
      09/30/1992     0.23%    $12,025      0.65%    $12,805     0.28%    $11,038
      10/31/1992     1.29%    $11,870     -0.98%    $12,680     0.35%    $11,077
      11/30/1992     2.21%    $12,132      1.79%    $12,907     0.14%    $11,092
      12/31/1992     1.59%    $12,325      1.02%    $13,039    -0.07%    $11,085
      01/31/1993     1.16%    $12,468      1.16%    $13,190     0.49%    $11,139
      02/28/1993     2.95%    $12,836      3.62%    $13,667     0.35%    $11,178
      03/31/1993    -0.48%    $12,774     -1.06%    $13,522     0.35%    $11,217
      04/30/1993     0.75%    $12,870      1.01%    $13,659     0.28%    $11,248
      05/31/1993     0.44%    $12,927      0.56%    $13,735     0.14%    $11,264
      06/30/1993     1.26%    $13,090      1.67%    $13,965     0.14%    $11,280
      07/31/1993     0.21%    $13,117      0.13%    $13,983     0.00%    $11,280
      08/31/1993     1.51%    $13,315      2.08%    $14,274     0.28%    $11,311
      09/30/1993     1.31%    $13,490      1.14%    $14,437     0.21%    $11,335
      10/31/1993     0.34%    $13,535      0.19%    $14,464     0.41%    $11,382
      11/30/1993     0.64%    $13,449     -0.88%    $14,337     0.07%    $11,390
      12/31/1993     1.65%    $13,671      2.11%    $14,639     0.00%    $11,390
      01/31/1994     0.94%    $13,799      1.14%    $14,806     0.27%    $11,420
      02/28/1994    -1.97%    $13,527     -2.59%    $14,423     0.34%    $11,459
      03/31/1994    -3.54%    $13,048     -4.07%    $13,836     0.34%    $11,498
      04/30/1994     0.25%    $13,081      0.85%    $13,953     0.14%    $11,514
      05/31/1994     0.64%    $13,165      0.87%    $14,075     0.07%    $11,522
      06/30/1994    -0.53%    $13,095     -0.61%    $13,989     0.34%    $11,562
      07/31/1994     1.62%    $13,307      1.83%    $14,245     0.27%    $11,593
      08/31/1994     0.38%    $13,358      0.35%    $14,295     0.40%    $11,639
      09/30/1994    -1.31%    $13,183     -1.47%    $14,084     0.27%    $11,671
      10/31/1994    -1.89%    $12,934     -1.78%    $13,834     0.07%    $11,679
      11/30/1994    -2.06%    $12,667     -1.81%    $13,583     0.13%    $11,694
      12/31/1994     2.58%    $12,994      2.20%    $13,882     0.00%    $11,694
      01/31/1995     2.83%    $13,362      2.86%    $14,279     0.40%    $11,741
      02/28/1995     2.64%    $13,714      2.91%    $14,695     0.40%    $11,788
      03/31/1995     0.95%    $13,845      1.15%    $14,864     0.33%    $11,827
      04/30/1995     0.16%    $13,867      0.12%    $14,882     0.33%    $11,866
      05/31/1995     2.53%    $14,218      3.19%    $15,356     0.20%    $11,889
      06/30/1995    -0.75%    $14,111     -0.87%    $15,223     0.20%    $11,913
      07/31/1995     0.65%    $14,203      0.95%    $15,367     0.00%    $11,913
      08/31/1995     1.24%    $14,379      1.27%    $15,563     0.26%    $11,944
      09/30/1995     0.52%    $14,454      0.63%    $15,661     0.20%    $11,968
      10/31/1995     1.34%    $14,647      1.45%    $15,888     0.33%    $12,007
      11/30/1995     1.42%    $14,855      1.66%    $16,151    -0.07%    $11,999
      12/31/1995     0.68%    $14,956      0.96%    $16,306    -0.07%    $11,991
      01/31/1996     0.63%    $15,051      0.76%    $16,430     0.59%    $12,061
      02/29/1996     0.50%    $14,975     -0.68%    $16,319     0.32%    $12,100
      03/31/1996    -1.03%    $14,821     -1.28%    $16,110     0.52%    $12,163
      04/30/1996     0.02%    $14,824     -0.28%    $16,065     0.39%    $12,210
      05/31/1996     0.13%    $14,843     -0.04%    $16,058     0.19%    $12,234
      06/30/1996     1.05%    $14,999      1.09%    $16,233     0.06%    $12,241
      07/31/1996     0.64%    $15,095      0.90%    $16,379     0.19%    $12,264
      08/31/1996     0.09%    $15,109     -0.02%    $16,376     0.19%    $12,287
      09/30/1996     1.16%    $15,284      1.40%    $16,605     0.32%    $12,327
      10/31/1996     0.83%    $15,411      1.13%    $16,793     0.32%    $12,366
      11/30/1996     1.30%    $15,611      1.83%    $17,100     0.19%    $12,390
      12/31/1996    -0.06%    $15,602     -0.42%    $17,028     0.00%    $12,390
      01/31/1997     0.12%    $15,621      0.19%    $17,061     0.32%    $12,429
      02/28/1997     0.79%    $15,744      0.92%    $17,218     0.31%    $12,468
      03/31/1997    -0.75%    $15,626     -1.33%    $16,989     0.25%    $12,499
      04/30/1997     0.69%    $15,734      0.84%    $17,131     0.12%    $12,514
      05/31/1997     1.10%    $15,907      1.51%    $17,390    -0.06%    $12,507
      06/30/1997     0.80%    $16,034      1.07%    $17,576     0.12%    $12,522
      07/31/1997     2.16%    $16,380      2.77%    $18,063     0.12%    $12,537
      08/31/1997    -0.34%    $16,325     -0.94%    $17,893     0.19%    $12,560
      09/30/1997     0.96%    $16,481      1.19%    $18,106     0.25%    $12,592
      10/31/1997     0.56%    $16,574      0.64%    $18,222     0.25%    $12,623
      11/30/1997     0.67%    $16,685      0.59%    $18,330    -0.06%    $12,616
      12/31/1997     1.22%    $16,888      1.46%    $18,597    -0.12%    $12,601
      01/31/1998     0.78%    $17,020      1.03%    $18,789     0.19%    $12,624
      02/28/1998     0.10%    $17,037      0.03%    $18,794     0.19%    $12,648
      03/31/1998     0.05%    $17,046      0.09%    $18,811     0.19%    $12,672
      04/30/1998    -0.10%    $17,029     -0.45%    $18,727     0.18%    $12,695
      05/31/1998     1.20%    $17,233      1.58%    $19,023     0.18%    $12,718
      06/30/1998     0.34%    $17,292      0.39%    $19,097     0.12%    $12,733
      07/31/1998     0.23%    $17,331      0.25%    $19,145     0.12%    $12,749
      08/31/1998     1.29%    $17,555      1.55%    $19,441     0.12%    $12,764
      09/30/1998     0.99%    $17,729      1.25%    $19,684     0.12%    $12,779
      10/31/1998    -0.22%    $17,690      0.00%    $19,684     0.24%    $12,810
      11/30/1998     0.43%    $17,766      0.35%    $19,753     0.00%    $12,810
      12/31/1998     0.23%    $17,807      0.25%    $19,803    -0.06%    $12,802
      01/31/1999     0.93%    $17,972      1.19%    $20,038     0.24%    $12,833
      02/28/1999    -0.35%    $17,909     -0.44%    $19,950     0.12%    $12,848
      03/31/1999     0.30%    $17,963      0.14%    $19,978     0.30%    $12,887
      04/30/1999     0.15%    $17,990      0.25%    $20,028     0.73%    $12,981
      05/31/1999    -0.55%    $17,891     -0.58%    $19,912     0.00%    $12,981
      06/30/1999    -1.53%    $17,617     -1.44%    $19,625     0.00%    $12,981
      07/31/1999     0.31%    $17,672      0.36%    $19,696     0.30%    $13,020
      08/31/1999    -1.30%    $17,442     -0.80%    $19,538     0.24%    $13,051
      09/30/1999    -0.21%    $17,406      0.04%    $19,546     0.48%    $13,114
      10/31/1999    -1.64%    $17,120     -1.08%    $19,335     0.18%    $13,137
      11/30/1999     1.03%    $17,296      1.06%    $19,540     0.06%    $13,145
      12/31/1999    -1.01%    $17,122     -0.75%    $19,393     0.00%    $13,145
      01/31/2000    -0.58%    $17,022     -0.44%    $19,308     0.24%    $13,177
      02/29/2000     1.27%    $17,233      1.16%    $19,532     0.59%    $13,255

      CLASS C (5/1/95 - 2/29/00)

The following line graph compares the performance of Franklin Oregon Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/29/00.

Date                 Franklin Oregon      Lehman Brothers       CPI*
                     Tax-Free Income       Municipal Bond
                      Fund-Class C            Index*
      05/01/1995              $9,903              $10,000              $10,000
      05/31/1995    2.73%    $10,173     3.19%    $10,319     0.20%    $10,020
      06/30/1995   -0.81%    $10,091    -0.87%    $10,229     0.20%    $10,040
      07/31/1995    0.59%    $10,150     0.95%    $10,326     0.00%    $10,040
      08/31/1995    1.27%    $10,279     1.27%    $10,458     0.26%    $10,066
      09/29/1995    0.47%    $10,328     0.63%    $10,523     0.20%    $10,086
      10/31/1995    1.28%    $10,460     1.45%    $10,676     0.33%    $10,120
      11/30/1995    1.36%    $10,602     1.66%    $10,853    -0.07%    $10,112
      12/29/1995    0.71%    $10,677     0.96%    $10,957    -0.07%    $10,105
      01/31/1996    0.58%    $10,739     0.76%    $11,041     0.59%    $10,165
      02/29/1996   -0.51%    $10,685    -0.68%    $10,966     0.32%    $10,198
      03/29/1996   -1.07%    $10,570    -1.28%    $10,825     0.52%    $10,251
      04/30/1996   -0.12%    $10,558    -0.28%    $10,795     0.39%    $10,291
      05/31/1996    0.17%    $10,576    -0.04%    $10,791     0.19%    $10,310
      06/28/1996    1.00%    $10,681     1.09%    $10,908     0.06%    $10,316
      07/31/1996    0.59%    $10,744     0.90%    $11,006     0.19%    $10,336
      08/30/1996    0.05%    $10,750    -0.02%    $11,004     0.19%    $10,356
      09/30/1996    1.11%    $10,869     1.40%    $11,158     0.32%    $10,389
      10/31/1996    0.78%    $10,954     1.13%    $11,284     0.32%    $10,422
      11/29/1996    1.34%    $11,101     1.83%    $11,491     0.19%    $10,442
      12/31/1996   -0.19%    $11,079    -0.42%    $11,443     0.00%    $10,442
      01/31/1997    0.16%    $11,097     0.19%    $11,464     0.32%    $10,475
      02/28/1997    0.72%    $11,177     0.92%    $11,570     0.31%    $10,508
      03/31/1997   -0.79%    $11,089    -1.33%    $11,416     0.25%    $10,534
      04/30/1997    0.64%    $11,160     0.84%    $11,512     0.12%    $10,547
      05/31/1997    1.04%    $11,276     1.51%    $11,686    -0.06%    $10,540
      06/30/1997    0.75%    $11,360     1.07%    $11,811     0.12%    $10,553
      07/31/1997    2.11%    $11,600     2.77%    $12,138     0.12%    $10,565
      08/31/1997   -0.30%    $11,565    -0.94%    $12,024     0.19%    $10,586
      09/30/1997    0.91%    $11,671     1.19%    $12,167     0.25%    $10,612
      10/31/1997    0.51%    $11,730     0.64%    $12,245     0.25%    $10,639
      11/30/1997    0.54%    $11,793     0.59%    $12,317    -0.06%    $10,632
      12/31/1997    1.25%    $11,941     1.46%    $12,497    -0.12%    $10,619
      01/31/1998    0.73%    $12,028     1.03%    $12,626     0.19%    $10,640
      02/28/1998    0.05%    $12,034     0.03%    $12,629     0.19%    $10,660
      03/31/1998    0.00%    $12,034     0.09%    $12,641     0.19%    $10,680
      04/30/1998   -0.22%    $12,008    -0.45%    $12,584     0.18%    $10,699
      05/31/1998    1.23%    $12,155     1.58%    $12,783     0.18%    $10,719
      06/30/1998    0.29%    $12,190     0.39%    $12,832     0.12%    $10,731
      07/31/1998    0.17%    $12,211     0.25%    $12,865     0.12%    $10,744
      08/31/1998    1.24%    $12,363     1.55%    $13,064     0.12%    $10,757
      09/30/1998    0.94%    $12,479     1.25%    $13,227     0.12%    $10,770
      10/31/1998   -0.27%    $12,445     0.00%    $13,227     0.24%    $10,796
      11/30/1998    0.38%    $12,492     0.35%    $13,274     0.00%    $10,796
      12/31/1998    0.19%    $12,516     0.25%    $13,307    -0.06%    $10,789
      01/31/1999    0.88%    $12,626     1.19%    $13,465     0.24%    $10,815
      02/28/1999   -0.31%    $12,587    -0.44%    $13,406     0.12%    $10,828
      03/31/1999    0.16%    $12,607     0.14%    $13,425     0.30%    $10,861
      04/30/1999    0.18%    $12,630     0.25%    $13,458     0.73%    $10,940
      05/31/1999   -0.68%    $12,544    -0.58%    $13,380     0.00%    $10,940
      06/30/1999   -1.49%    $12,357    -1.44%    $13,187     0.00%    $10,940
      07/31/1999    0.18%    $12,379     0.36%    $13,235     0.30%    $10,973
      08/31/1999   -1.26%    $12,223    -0.80%    $13,129     0.24%    $10,999
      09/30/1999   -0.35%    $12,181     0.04%    $13,134     0.48%    $11,052
      10/31/1999   -1.59%    $11,987    -1.08%    $12,992     0.18%    $11,072
      11/30/1999    0.88%    $12,092     1.06%    $13,130     0.06%    $11,079
      12/31/1999   -0.96%    $11,976    -0.75%    $13,032     0.00%    $11,079
      01/31/2000   -0.71%    $11,891    -0.44%    $12,974     0.24%    $11,105
      02/29/2000    1.22%    $12,035     1.16%    $13,125     0.59%    $11,171

*Source: Standard & Poor's Micropal.

Past performance does not guarantee future results.

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND


Your Fund's Goal: Franklin Pennsylvania Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Pennsylvania state personal income taxes through a portfolio consisting primarily of Pennsylvania municipal bonds.(1)


COMMONWEALTH UPDATE

[PENNSYLVANIA GRAPHIC]

Through careful integration of the old and new, Pennsylvania has been able to greatly improve its economic performance. While sectors of the old economy such as steel, coal mining, and paper remain important to the commonwealth's economy, the booming high-technology industries are becoming ever more vital. Since 1995, high-tech employment has grown 5.3% annually, compared with a 1.8% increase for the overall state employment in 1998. Pharmaceuticals, biotechnology and computer software are among the most important areas of Pennsylvania's new economy.(2)


The strong economy combined with careful fiscal management has also placed Pennsylvania on a solid financial footing. Fiscal year 1999 saw a budget surplus of $703 million, even with a fourth straight year of reduced business taxes. The debt burden remains low by national standards, at $410 per capita, compared with the $540 national median.(3) The commonwealth continues to follow conservative fiscal planning and has shown a great deal of restraint in increasing spending.


Pennsylvania's AA rating by Standard & Poor's, an independent credit rating agency, reflects this stable outlook.(2) With a diverse economic base, modern and expansive transportation systems and leading educational institutions, the commonwealth should continue its solid growth as it balances the past with the future.



(1.) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. The fund's shares are free from Pennsylvania personal property tax and income is free from Philadelphia School Investment Net Income Tax.

(2.) Source: Standard and Poor's Ratings Direct, 11/99. This does not indicate Standard and Poor's rating of the fund.

(3.) Source: Moody's Investors Service.


All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 116.


CREDIT QUALITY BREAKDOWN(*)
Franklin Pennsylvania Tax-Free
Income Fund
Based on Total Long-Term Investments
2/29/00

[PIE CHART]
                    AAA - 63.8%

                    AA - 8.3%

                    A - 11.5%

                    BBB - 14.1%

                    Below Investment
                    Grade - 2.3%

(*)Quality breakdown may include internal ratings for bonds not rated by an independent credit rating agency.

PORTFOLIO BREAKDOWN
Franklin Pennsylvania Tax-Free Income Fund
2/29/00

                            % OF TOTAL
                            LONG-TERM
SECTOR                      INVESTMENTS
--------------------------------------
Hospital & Health Care         20.2%

Utilities                      16.6%

Prerefunded                    13.7%

General Obligation             10.4%

Higher Education               10.1%

Corporate-Backed                9.0%

Housing                         8.9%

Transportation                  4.9%

Other Revenue                   4.7%

Subject to Government
Appropriation                   1.0%

Tax-Supported Debt              0.5%



PORTFOLIO NOTES

Pennsylvania's new municipal bond issuance decreased significantly in 1999, down 28.2% compared with the previous year, as higher interest rates limited refunding opportunities.(4) Many issuers enhanced their debt's credit quality by purchasing insurance for their upcoming issues, improving their bonds' marketability and giving them greater access to new money or better opportunities to refinance existing debt.

During the year under review, the fund purchased primarily insured bonds, which slightly improved the portfolio's quality as insured bonds are generally rated AAA. As a result, 63.8% of the fund's total long-term investments were rated AAA at the end of the reporting period, compared with 60.3% on February 28, 1999. Important purchases during the period included Norwin School District, Allegheny County Pittsburgh International Airport, Allegheny County Port Authority Special Revenue and Washington County Authority Revenue - Capital Projects and Equipment Program.

The rise in interest rates during the period resulted in decreasing bond prices, presenting challenges for municipal bond investors. For the 12 months ended February 29, 2000, the 30-year Treasury bond price fell 10.1%, and the Bond Buyer Municipal Bond Index (Bond Buyer 40) was off 13.1%. By comparison, your fund's Class A share price, as measured by net asset value, declined 9.2%.(5)

In addition, your fund offers a notable tax advantage over a comparable taxable investment. On page 49, the Performance Summary shows that at the end of this reporting period, the fund's Class A shares' distribution rate was 5.30%, based on an annualization of the current 4.4 cent ($0.044) per share dividend and the maximum offering price of $9.97 on February 29, 2000. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and Pennsylvania state personal income tax bracket of 41.29% would need to earn 9.03% from a taxable investment to match the fund's tax-free distribution rate. The Performance Summary also shows distribution rates and taxable equivalent distribution rates for Class B and C shares.



(4.) Source: The Bond Buyer, 1/3/00.

(5.) Sources: Lehman Brothers; The Bond Buyer. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The fund's investment return and share price fluctuate with market conditions. Index is unmanaged and includes reinvested interest. One cannot invest directly in an index.

  DIVIDEND DISTRIBUTIONS(*)

  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND
  3/1/99 - 2/29/00



                                               DIVIDEND PER SHARE
                                   -------------------------------------------
  MONTH                            CLASS A        CLASS B(**)        CLASS C
------------------------------------------------------------------------------
  March                             4.4 cents          --          3.89 cents
  April                             4.4 cents          --          3.89 cents
  May                               4.4 cents          --          3.89 cents
  June                              4.4 cents          --          3.93 cents
  July                              4.4 cents          --          3.93 cents
  August                            4.4 cents          --          3.93 cents
  September                         4.4 cents          --          3.94 cents
  October                           4.4 cents          --          3.94 cents
  November                          4.4 cents          --          3.94 cents
  December                          4.4 cents          --          3.97 cents
  January                           4.4 cents          --          3.97 cents
  February                          4.4 cents     2.51 cents       3.97 cents
------------------------------------------------------------------------------
  Total                             52.8 cents    2.51 cents      47.19 cents


(*) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

(**) Effective February 1, 2000, the fund began offering Class B shares to investors. See the prospectus for details.


Going forward, we remain positive about the outlook for Pennsylvania, its municipal bonds and Franklin Pennsylvania Tax-Free Income Fund. Our shareholders will continue to benefit from our practice of holding onto premium bonds to maximize income, lower volatility, and increase tax efficiency and after-tax yield.

This discussion reflects our views, opinions and portfolio holdings as of February 29, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to July 1,1994,fund shares were offered at a lower initial sales charge;thus actual total returns may differ.Effective May 1,1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan,which affects subsequent performance.

CLASS B: Subject to no initial sales charge,but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment.These shares have higher annual fees and expenses than Class A shares.

ONE-YEAR PERFORMANCE SUMMARY AS OF 2/29/00

One-year and aggregate total returns do not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.



CLASS A
One-Year Total Return              -4.24%
Net Asset Value (NAV)              $9.55 (2/29/00)           $10.52 (2/28/99)
Change in NAV                      -$0.97

Distributions (3/1/99-2/29/00)     Dividend Income           $0.5280
                                   Long-Term Capital Gain    $0.0002
                                   -------------------------------------------
                                   Total                     $0.5282

CLASS B
Aggregate Total Return             +1.27%
Net Asset Value (NAV)              $9.55 (2/29/00)           $9.47 (2/1/00)
Change in NAV                      +$0.08

Distributions (2/1/00-2/29/00)     Dividend Income           $0.0251

CLASS C
One-Year Total Return              -4.76%
Net Asset Value (NAV)              $9.60 (2/29/00)           $10.57 (2/28/99)
Change in NAV                      -$0.97

Distributions (3/1/99-2/29/00)     Dividend Income           $0.4719
                                   Long-Term Capital Gain    $0.0002
                                   -------------------------------------------
                                   Total                     $0.4721


Franklin Pennsylvania Tax-Free Income Fund paid distributions derived from long-term capital gains of 0.02 cents ($0.0002) per share in June 1999. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).



Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE


                                                                      INCEPTION
CLASS A                                   1-YEAR   5-YEAR   10-YEAR   (12/1/86)
-------------------------------------------------------------------------------
Cumulative Total Return(1)                -4.24%   +26.26%  +84.80%   +122.95%

Average Annual Total Return(2)            -8.34%   +3.87%   +5.87%     +5.89%



                                                                      INCEPTION
CLASS B                                                                (2/1/00)
-------------------------------------------------------------------------------
Cumulative Total Return(1)                                               +1.27%

Aggregate Total Return(2)                                                -2.73%



                                                                      INCEPTION
CLASS C                                          1-YEAR    3-YEAR      (5/1/95)
-------------------------------------------------------------------------------
Cumulative Total Return(1)                       -4.76%   +7.84%    +21.94%

Average Annual Total Return(2)                   -6.64%   +2.19%     +3.98%


SHARE CLASS                                        A        B         C
-------------------------------------------------------------------------------
Distribution Rate(3)                             5.30%    4.98%      4.91%

Taxable Equivalent Distribution Rate(4)          9.03%    8.48%      8.36%

30-Day Standardized Yield(5)                     5.15%    4.85%      4.78%

Taxable Equivalent Yield(4)                      8.77%    8.26%      8.14%


For updated performance figures, see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


Past performance does not guarantee future results.


(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Since Class B shares have existed for less than one year, aggregate total return for that class represents total return since inception, including the maximum sales charge.

(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (net asset value price for Class B) per share on February 29, 2000.

(4.) Taxable equivalent distribution rate and yield assume the published rates as of March 15, 2000, for the maximum combined federal and Pennsylvania state personal income tax bracket of 41.29%, based on the federal income tax rate of 39.6%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the month ended February 29, 2000.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND


AVERAGE ANNUAL TOTAL RETURN
2/29/00

CLASS A
----------------------------------------
1-Year                          -8.34%

5-Year                          +3.87%

10-Year                         +5.87%

Since Inception (12/1/86)       +5.89%



AVERAGE ANNUAL TOTAL RETURN
2/29/00

CLASS C
--------------------------------------
1-Year                          -6.64%

3-Year                          +2.19%

Since Inception (5/1/95)        +3.98%


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged index, which includes approximately 38,000 municipal securities from across the country, differs from the fund in composition, does not pay management fees or expenses and includes reinvested interest. One cannot invest directly in an index. For the periods shown, performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


      CLASS A (3/1/90 - 2/29/00)

The following line graph compares the performance of Franklin Pennsylvania Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/90 to 2/29/00.

Date                    Franklin          Lehman Brothers            CPI*
                      Pennsylvania         Municipal Bond
                     Tax-Free Income           Index*
                      Fund-Class A
      03/01/1990               $9,573               $10,000               $10,000
      03/31/1990     0.00%     $9,573      0.03%    $10,003     0.55%     $10,055
      04/30/1990    -0.94%     $9,483     -0.72%     $9,931     0.16%     $10,071
      05/31/1990     2.33%     $9,704      2.18%    $10,147     0.23%     $10,094
      06/30/1990     0.73%     $9,775      0.88%    $10,237     0.54%     $10,149
      07/31/1990     1.57%     $9,928      1.47%    $10,387     0.38%     $10,187
      08/31/1990    -2.79%     $9,651     -1.45%    $10,237     0.92%     $10,281
      09/30/1990    -0.64%     $9,590      0.06%    $10,243     0.84%     $10,367
      10/31/1990     1.63%     $9,746      1.82%    $10,429     0.60%     $10,430
      11/30/1990     2.14%     $9,954      2.01%    $10,639     0.22%     $10,453
      12/31/1990    -0.21%     $9,933      0.43%    $10,685     0.00%     $10,453
      01/31/1991     1.60%    $10,092      1.34%    $10,828     0.60%     $10,515
      02/28/1991     0.63%    $10,156      0.87%    $10,922     0.15%     $10,531
      03/31/1991     0.42%    $10,199      0.03%    $10,925     0.15%     $10,547
      04/30/1991     1.59%    $10,361      1.34%    $11,072     0.15%     $10,563
      05/31/1991     0.79%    $10,443      0.89%    $11,170     0.30%     $10,594
      06/30/1991     0.27%    $10,471     -0.10%    $11,159     0.29%     $10,625
      07/31/1991     1.52%    $10,630      1.22%    $11,295     0.15%     $10,641
      08/31/1991     1.09%    $10,746      1.32%    $11,444     0.29%     $10,672
      09/30/1991     1.50%    $10,907      1.30%    $11,593     0.44%     $10,719
      10/31/1991     0.67%    $10,980      0.90%    $11,697     0.15%     $10,735
      11/30/1991     0.56%    $11,042      0.28%    $11,730     0.29%     $10,766
      12/31/1991     2.10%    $11,273      2.15%    $11,982     0.07%     $10,774
      01/31/1992     0.33%    $11,311      0.23%    $12,010     0.15%     $10,790
      02/29/1992    -0.06%    $11,304      0.03%    $12,013     0.36%     $10,829
      03/31/1992     0.29%    $11,337      0.03%    $12,017     0.51%     $10,884
      04/30/1992     0.94%    $11,443      0.89%    $12,124     0.14%     $10,899
      05/31/1992     1.14%    $11,574      1.18%    $12,267     0.14%     $10,914
      06/30/1992     1.64%    $11,764      1.68%    $12,473     0.36%     $10,954
      07/31/1992     3.45%    $12,169      3.00%    $12,847     0.21%     $10,977
      08/31/1992    -0.93%    $12,056     -0.97%    $12,723     0.28%     $11,007
      09/30/1992     0.39%    $12,103      0.65%    $12,805     0.28%     $11,038
      10/31/1992    -1.04%    $11,977     -0.98%    $12,680     0.35%     $11,077
      11/30/1992     2.15%    $12,235      1.79%    $12,907     0.14%     $11,092
      12/31/1992     1.21%    $12,383      1.02%    $13,039    -0.07%     $11,085
      01/31/1993     1.37%    $12,553      1.16%    $13,190     0.49%     $11,139
      02/28/1993     2.78%    $12,901      3.62%    $13,667     0.35%     $11,178
      03/31/1993    -0.27%    $12,867     -1.06%    $13,522     0.35%     $11,217
      04/30/1993     0.62%    $12,946      1.01%    $13,659     0.28%     $11,248
      05/31/1993     0.57%    $13,020      0.56%    $13,735     0.14%     $11,264
      06/30/1993     1.57%    $13,225      1.67%    $13,965     0.14%     $11,280
      07/31/1993    -0.06%    $13,217      0.13%    $13,983     0.00%     $11,280
      08/31/1993     1.96%    $13,476      2.08%    $14,274     0.28%     $11,311
      09/30/1993     1.13%    $13,628      1.14%    $14,437     0.21%     $11,335
      10/31/1993     0.28%    $13,666      0.19%    $14,464     0.41%     $11,382
      11/30/1993    -0.35%    $13,618     -0.88%    $14,337     0.07%     $11,390
      12/31/1993     1.55%    $13,829      2.11%    $14,639     0.00%     $11,390
      01/31/1994     0.85%    $13,947      1.14%    $14,806     0.27%     $11,420
      02/28/1994    -1.72%    $13,707     -2.59%    $14,423     0.34%     $11,459
      03/31/1994    -2.78%    $13,326     -4.07%    $13,836     0.34%     $11,498
      04/30/1994     0.10%    $13,339      0.85%    $13,953     0.14%     $11,514
      05/31/1994     0.73%    $13,437      0.87%    $14,075     0.07%     $11,522
      06/30/1994    -0.22%    $13,407     -0.61%    $13,989     0.34%     $11,562
      07/31/1994     1.48%    $13,606      1.83%    $14,245     0.27%     $11,593
      08/31/1994     0.32%    $13,649      0.35%    $14,295     0.40%     $11,639
      09/30/1994    -0.95%    $13,519     -1.47%    $14,084     0.27%     $11,671
      10/31/1994    -1.28%    $13,346     -1.78%    $13,834     0.07%     $11,679
      11/30/1994    -1.84%    $13,101     -1.81%    $13,583     0.13%     $11,694
      12/31/1994     2.09%    $13,375      2.20%    $13,882     0.00%     $11,694
      01/31/1995     2.39%    $13,694      2.86%    $14,279     0.40%     $11,741
      02/28/1995     2.36%    $14,018      2.91%    $14,695     0.40%     $11,788
      03/31/1995     0.96%    $14,152      1.15%    $14,864     0.33%     $11,827
      04/30/1995     0.18%    $14,178      0.12%    $14,882     0.33%     $11,866
      05/31/1995     2.40%    $14,518      3.19%    $15,356     0.20%     $11,889
      06/30/1995    -0.35%    $14,467     -0.87%    $15,223     0.20%     $11,913
      07/31/1995     0.61%    $14,555      0.95%    $15,367     0.00%     $11,913
      08/31/1995     0.88%    $14,683      1.27%    $15,563     0.26%     $11,944
      09/30/1995     0.59%    $14,770      0.63%    $15,661     0.20%     $11,968
      10/31/1995     1.12%    $14,935      1.45%    $15,888     0.33%     $12,007
      11/30/1995     1.44%    $15,150      1.66%    $16,151    -0.07%     $11,999
      12/31/1995     0.94%    $15,293      0.96%    $16,306    -0.07%     $11,991
      01/31/1996     0.51%    $15,371      0.76%    $16,430     0.59%     $12,061
      02/29/1996    -0.46%    $15,300     -0.68%    $16,319     0.32%     $12,100
      03/31/1996    -0.86%    $15,169     -1.28%    $16,110     0.52%     $12,163
      04/30/1996    -0.08%    $15,156     -0.28%    $16,065     0.39%     $12,210
      05/31/1996     0.24%    $15,193     -0.04%    $16,058     0.19%     $12,234
      06/30/1996     0.95%    $15,337      1.09%    $16,233     0.06%     $12,241
      07/31/1996     0.70%    $15,445      0.90%    $16,379     0.19%     $12,264
      08/31/1996     0.00%    $15,445     -0.02%    $16,376     0.19%     $12,287
      09/30/1996     1.29%    $15,644      1.40%    $16,605     0.32%     $12,327
      10/31/1996     0.87%    $15,780      1.13%    $16,793     0.32%     $12,366
      11/30/1996     1.34%    $15,991      1.83%    $17,100     0.19%     $12,390
      12/31/1996    -0.07%    $15,980     -0.42%    $17,028     0.00%     $12,390
      01/31/1997     0.28%    $16,025      0.19%    $17,061     0.32%     $12,429
      02/28/1997     0.76%    $16,147      0.92%    $17,218     0.31%     $12,468
      03/31/1997    -0.95%    $15,993     -1.33%    $16,989     0.25%     $12,499
      04/30/1997     0.85%    $16,129      0.84%    $17,131     0.12%     $12,514
      05/31/1997     1.20%    $16,323      1.51%    $17,390    -0.06%     $12,507
      06/30/1997     0.99%    $16,484      1.07%    $17,576     0.12%     $12,522
      07/31/1997     2.30%    $16,863      2.77%    $18,063     0.12%     $12,537
      08/31/1997    -0.69%    $16,747     -0.94%    $17,893     0.19%     $12,560
      09/30/1997     1.04%    $16,921      1.19%    $18,106     0.25%     $12,592
      10/31/1997     0.68%    $17,036      0.64%    $18,222     0.25%     $12,623
      11/30/1997     0.71%    $17,157      0.59%    $18,330    -0.06%     $12,616
      12/31/1997     1.48%    $17,411      1.46%    $18,597    -0.12%     $12,601
      01/31/1998     1.03%    $17,591      1.03%    $18,789     0.19%     $12,624
      02/28/1998    -0.02%    $17,587      0.03%    $18,794     0.19%     $12,648
      03/31/1998     0.09%    $17,603      0.09%    $18,811     0.19%     $12,672
      04/30/1998    -0.15%    $17,576     -0.45%    $18,727     0.18%     $12,695
      05/31/1998     1.10%    $17,770      1.58%    $19,023     0.18%     $12,718
      06/30/1998     0.53%    $17,864      0.39%    $19,097     0.12%     $12,733
      07/31/1998     0.20%    $17,900      0.25%    $19,145     0.12%     $12,749
      08/31/1998     1.12%    $18,100      1.55%    $19,441     0.12%     $12,764
      09/30/1998     1.07%    $18,294      1.25%    $19,684     0.12%     $12,779
      10/31/1998    -0.20%    $18,257      0.00%    $19,684     0.24%     $12,810
      11/30/1998     0.44%    $18,338      0.35%    $19,753     0.00%     $12,810
      12/31/1998     0.16%    $18,367      0.25%    $19,803    -0.06%     $12,802
      01/31/1999     0.90%    $18,532      1.19%    $20,038     0.24%     $12,833
      02/28/1999    -0.25%    $18,486     -0.44%    $19,950     0.12%     $12,848
      03/31/1999     0.20%    $18,523      0.14%    $19,978     0.30%     $12,887
      04/30/1999     0.32%    $18,582      0.25%    $20,028     0.73%     $12,981
      05/31/1999    -0.67%    $18,458     -0.58%    $19,912     0.00%     $12,981
      06/30/1999    -1.19%    $18,238     -1.44%    $19,625     0.00%     $12,981
      07/31/1999     0.21%    $18,276      0.36%    $19,696     0.30%     $13,020
      08/31/1999    -1.49%    $18,004     -0.80%    $19,538     0.24%     $13,051
      09/30/1999    -0.27%    $17,955      0.04%    $19,546     0.48%     $13,114
      10/31/1999    -1.91%    $17,612     -1.08%    $19,335     0.18%     $13,137
      11/30/1999     1.12%    $17,810      1.06%    $19,540     0.06%     $13,145
      12/31/1999    -1.08%    $17,617     -0.75%    $19,393     0.00%     $13,145
      01/31/2000    -0.80%    $17,476     -0.44%    $19,308     0.24%     $13,177
      02/29/2000     1.29%    $17,691      1.16%    $19,532     0.59%     $13,255

      CLASS C (5/1/95 - 2/29/00)

The following line graph compares the performance of Franklin Pennsylvania Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/29/00.

Date                    Franklin           Lehman Brothers         CPI*
                      Pennsylvania          Municipal Bond
                     Tax-Free Income            Index*
                       Fund-Class C
      05/01/1995               $9,903               $10,000               $10,000
      05/31/1995     2.55%    $10,156      3.19%    $10,319     0.20%     $10,020
      06/30/1995    -0.40%    $10,115     -0.87%    $10,229     0.20%     $10,040
      07/31/1995     0.56%    $10,172      0.95%    $10,326     0.00%     $10,040
      08/31/1995     0.83%    $10,256      1.27%    $10,458     0.26%     $10,066
      09/29/1995     0.64%    $10,322      0.63%    $10,523     0.20%     $10,086
      10/31/1995     1.06%    $10,431      1.45%    $10,676     0.33%     $10,120
      11/30/1995     1.30%    $10,567      1.66%    $10,853    -0.07%     $10,112
      12/29/1995     0.99%    $10,671      0.96%    $10,957    -0.07%     $10,105
      01/31/1996     0.46%    $10,720      0.76%    $11,041     0.59%     $10,165
      02/29/1996    -0.50%    $10,667     -0.68%    $10,966     0.32%     $10,198
      03/29/1996    -0.90%    $10,571     -1.28%    $10,825     0.52%     $10,251
      04/30/1996    -0.13%    $10,557     -0.28%    $10,795     0.39%     $10,291
      05/31/1996     0.29%    $10,588     -0.04%    $10,791     0.19%     $10,310
      06/28/1996     0.80%    $10,672      1.09%    $10,908     0.06%     $10,316
      07/31/1996     0.75%    $10,752      0.90%    $11,006     0.19%     $10,336
      08/30/1996    -0.14%    $10,737     -0.02%    $11,004     0.19%     $10,356
      09/30/1996     1.23%    $10,869      1.40%    $11,158     0.32%     $10,389
      10/31/1996     0.91%    $10,968      1.13%    $11,284     0.32%     $10,422
      11/29/1996     1.28%    $11,109      1.83%    $11,491     0.19%     $10,442
      12/31/1996    -0.13%    $11,094     -0.42%    $11,443     0.00%     $10,442
      01/31/1997     0.23%    $11,120      0.19%    $11,464     0.32%     $10,475
      02/28/1997     0.71%    $11,199      0.92%    $11,570     0.31%     $10,508
      03/31/1997    -0.99%    $11,088     -1.33%    $11,416     0.25%     $10,534
      04/30/1997     0.80%    $11,177      0.84%    $11,512     0.12%     $10,547
      05/31/1997     1.14%    $11,304      1.51%    $11,686    -0.06%     $10,540
      06/30/1997     0.94%    $11,410      1.07%    $11,811     0.12%     $10,553
      07/31/1997     2.24%    $11,666      2.77%    $12,138     0.12%     $10,565
      08/31/1997    -0.73%    $11,581     -0.94%    $12,024     0.19%     $10,586
      09/30/1997     0.98%    $11,694      1.19%    $12,167     0.25%     $10,612
      10/31/1997     0.63%    $11,768      0.64%    $12,245     0.25%     $10,639
      11/30/1997     0.76%    $11,857      0.59%    $12,317    -0.06%     $10,632
      12/31/1997     1.42%    $12,026      1.46%    $12,497    -0.12%     $10,619
      01/31/1998     0.88%    $12,131      1.03%    $12,626     0.19%     $10,640
      02/28/1998     0.02%    $12,134      0.03%    $12,629     0.19%     $10,660
      03/31/1998     0.04%    $12,139      0.09%    $12,641     0.19%     $10,680
      04/30/1998    -0.29%    $12,103     -0.45%    $12,584     0.18%     $10,699
      05/31/1998     1.15%    $12,243      1.58%    $12,783     0.18%     $10,719
      06/30/1998     0.48%    $12,301      0.39%    $12,832     0.12%     $10,731
      07/31/1998     0.06%    $12,309      0.25%    $12,865     0.12%     $10,744
      08/31/1998     1.16%    $12,452      1.55%    $13,064     0.12%     $10,757
      09/30/1998     0.93%    $12,567      1.25%    $13,227     0.12%     $10,770
      10/31/1998    -0.15%    $12,549      0.00%    $13,227     0.24%     $10,796
      11/30/1998     0.39%    $12,597      0.35%    $13,274     0.00%     $10,796
      12/31/1998     0.11%    $12,611      0.25%    $13,307    -0.06%     $10,789
      01/31/1999     0.85%    $12,719      1.19%    $13,465     0.24%     $10,815
      02/28/1999    -0.29%    $12,682     -0.44%    $13,406     0.12%     $10,828
      03/31/1999     0.24%    $12,712      0.14%    $13,425     0.30%     $10,861
      04/30/1999     0.17%    $12,734      0.25%    $13,458     0.73%     $10,940
      05/31/1999    -0.71%    $12,643     -0.58%    $13,380     0.00%     $10,940
      06/30/1999    -1.23%    $12,488     -1.44%    $13,187     0.00%     $10,940
      07/31/1999     0.17%    $12,509      0.36%    $13,235     0.30%     $10,973
      08/31/1999    -1.54%    $12,316     -0.80%    $13,129     0.24%     $10,999
      09/30/1999    -0.32%    $12,277      0.04%    $13,134     0.48%     $11,052
      10/31/1999    -1.94%    $12,039     -1.08%    $12,992     0.18%     $11,072
      11/30/1999     1.06%    $12,166      1.06%    $13,130     0.06%     $11,079
      12/31/1999    -1.12%    $12,030     -0.75%    $13,032     0.00%     $11,079
      01/31/2000    -0.84%    $11,929     -0.44%    $12,974     0.24%     $11,105
      02/29/2000     1.24%    $12,075      1.16%    $13,125     0.59%     $11,171

(*)Source: Standard and Poor's Micropal.


Past performance does not guarantee future results.

'FRANKLIN PUERTO RICO TAX-FREE INCOME FUND

Your Fund's Goal: Franklin Puerto Rico Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and many states' personal income taxes through a portfolio consisting primarily of Puerto Rico municipal bonds.(1)

COMMONWEALTH UPDATE

[PUERTO RICO GRAPHIC]

This island commonwealth is no longer just a tourist destination. Echoing the U.S. economy, the commonwealth's gross national product (GNP) grew by an average of 3.1% from 1994-98, and because of increased construction due to Hurricane Georges, is estimated to have expanded by 3.4% in 1999. Job growth remains steady albeit moderate led by the key construction, trade and services sectors. Additionally, unemployment is near record lows, although at 12% to 13% it is still much higher than in the U.S. Manufacturing continues to grow in importance, recently contributing 43% to the island's GNP and employing 13% of its workforce.(2)

Still, tourism remains essential to Puerto Rico, providing an important counterbalance to the cyclical manufacturing sector. Recent activity has also been impressive in this area as almost 1.5 million tourists visited the island from July 1998 to June 1999, surpassing the record set in the same time period a year earlier. A number of new hotel openings in the past few years added more than 2,000 rooms, and construction continues with two more hotels under way.(2)

However, overall per-capita debt remains high at $2,600, compared with the $540 national median, and debt service was recently at 12% of expenditures, lofty relative to most U.S. states.(2,3) In addition, the phasing out of Section 936, which gave tax breaks to U.S. corporations with operations in Puerto Rico, is causing the commonwealth to use other measures to maintain its healthy manufacturing base. Despite this setback, manufacturing is still fairly well established and should weather this without too many problems.

CREDIT QUALITY BREAKDOWN*
Franklin Puerto Rico Tax-Free
Income Fund
Based on Total Long-Term Investments
2/29/00

[CREDIT QUALITY PIE CHART]

AAA                                                                        51.7%
AA                                                                          1.0%
A                                                                           4.4%
BBB                                                                        42.9%

(*) Quality breakdown may include internal ratings for bonds not rated by an independent credit rating agency.

(1.) For investors subject to the federal and state alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2.) Source: Standard and Poor's Ratings Direct, 9/99. This does not indicate Standard and Poor's rating of the fund.

(3.) Source: Moody's Investors Service.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 121.


PORTFOLIO BREAKDOWN
Franklin Puerto Rico
Tax-Free Income Fund
2/29/00

                                                                        % OF TOTAL
                                                                         LONG-TERM
SECTOR                                                                  INVESTMENTS
-----------------------------------------------------------------------------------
Prerefunded                                                                25.4%

Transportation                                                             16.4%

Hospital & Health Care                                                     11.9%

Housing                                                                     7.8%

Tax-Supported Debt                                                          7.6%

General Obligation                                                          7.5%

Utilities                                                                   7.3%

Subject to Government Appropriation                                         6.2%

Higher Education                                                            5.4%

Other Revenue                                                               3.1%

Corporate-Backed                                                            1.4%

Puerto Rico's outlook is stable, and Standard & Poor's, an independent credit rating agency, has assigned it an A rating.(2) With continued economic growth and a diversifying economy, the commonwealth should continue to experience solid growth.

PORTFOLIO NOTES

During the 12-month reporting period, we attempted to take advantage of the higher interest-rate environment to restructure the fund's portfolio. We generally bought bonds with higher original issue discount (OID), or discount from par value at time of issuance. In addition, we booked tax losses, which can be carried forward in the portfolio to help offset taxable capital gains in the future and potentially lower shareholders' future tax liabilities.

Puerto Rico issuance was down significantly during 1999. Supply decreased 67.0%, from $5.042 billion in 1998, to $1.662 billion in 1999.(4) However, we were able to find bonds providing attractive value during the period. One example was the $857 million Puerto Rico Municipal Finance Agency we purchased in November. The bonds are insured, with a coupon of 5.5%; however, because we were able to buy them at a discount, they were yielding 5.82% at the time of purchase.

The rise in interest rates during the period resulted in decreasing bond prices, presenting challenges for municipal bond investors. For the 12 months ended February 29, 2000, the 30-year Treasury bond price fell 10.1%, and the Bond Buyer Municipal Bond Index (Bond Buyer 40) was off 13.1%. By comparison, your fund's Class A share price, as measured by net asset value, declined 7.8%.(5)

In addition, your fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary on page 54 shows that at the end of this reporting period, the fund's Class A shares' distribution rate was 5.09%, based on an annualization of the current 4.85 cent ($0.0485) per share dividend and the maximum offering price of $11.44 on February 29, 2000. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum federal tax bracket of 39.6% would need to earn 8.43% from a taxable investment to match the fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.


(4.) Source: The Bond Buyer, 1/3/00.

(5.) Sources: Lehman Brothers; The Bond Buyer. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The fund's investment return and share price fluctuate with market conditions. Index is unmanaged and includes reinvested interest. One cannot invest directly in an index.

DIVIDEND DISTRIBUTIONS(*)
Franklin Puerto Rico Tax-Free Income Fund
3/1/99 - 2/29/00

                                                     DIVIDEND PER SHARE
                                            ------------------------------------
  MONTH                                       CLASS A                  CLASS C
--------------------------------------------------------------------------------
March                                        4.75 cents               4.18 cents
April                                        4.75 cents               4.18 cents
May                                          4.75 cents               4.18 cents
June                                         4.75 cents               4.22 cents
July                                         4.75 cents               4.22 cents
August                                       4.75 cents               4.22 cents
September                                    4.75 cents               4.21 cents
October                                      4.75 cents               4.21 cents
November                                     4.75 cents               4.21 cents
December                                     4.80 cents               4.29 cents
January                                      4.80 cents               4.29 cents
February                                     4.80 cents               4.29 cents
--------------------------------------------------------------------------------
Total                                       57.15 cents              50.70 cents


(*)Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

Going forward, Puerto Rico's municipal bond supply for the remainder of 2000 is expected to remain relatively sparse, which should make them attractive investments for investors seeking tax-free income given their relatively stable demand. The fund will maintain its conservative portfolio management strategy while seeking to provide a high level of current income with a relatively stable share price.

This discussion reflects our views, opinions and portfolio holdings as of February 29, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN PUERTO RICO TAX-FREE INCOME FUND

ONE-YEAR PERFORMANCE SUMMARY AS OF 2/29/00

One-year total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

  CLASS A
  One-Year Total Return                             -2.91%
  Net Asset Value (NAV)                             $10.95 (2/29/00)            $11.88 (2/28/99)
  Change in NAV                                     -$0.93
  Distributions (3/1/99-2/29/00)                    Dividend Income             $0.5715
                                                    Long-Term Capital Gain      $0.0156
                                                    -----------------------------------
                                                    Total                       $0.5871

  CLASS C
  One-Year Total Return                             -3.37%
  Net Asset Value (NAV)                             $10.97 (2/29/00)            $11.89 (2/28/99)
  Change in NAV                                     -$0.92
  Distributions (3/1/99-2/29/00)                    Dividend Income             $0.5070
                                                    Long-Term Capital Gain      $0.0156
                                                    -----------------------------------
                                                    Total                       $0.5226

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to July 1,1994,fund shares were offered at a lower initial sales charge;thus actual total returns may differ.Effective May 1,1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan,which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADDITIONAL PERFORMANCE


                                                                                   INCEPTION
  CLASS A                                       1-YEAR      5-YEAR     10-YEAR      (4/3/85)
--------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                    -2.91%     +28.62%    +84.82%       +178.33%
  Average Annual Total Return(2)                -7.06%      +4.26%     +5.87%         +6.80%

                                                                                   INCEPTION
  CLASS C                                                   1-YEAR      3-YEAR      (5/1/95)
--------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                                -3.37%     +9.74%        +23.93%
  Average Annual Total Return(2)                            -5.25%     +2.79%         +4.33%

  SHARE CLASS                                                             A              C
--------------------------------------------------------------------------------------------
  Distribution Rate(3)                                                  5.09%          4.74%
  Taxable Equivalent Distribution Rate(4)                               8.43%          7.85%
  30-Day Standardized Yield(5)                                          4.86%          4.48%
  Taxable Equivalent Yield(4)                                           8.05%          7.42%

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 29, 2000.

(4.) Taxable equivalent distribution rate and yield assume the 2000 maximum federal income tax rate of 39.6%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the month ended February 29, 2000.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Franklin Puerto Rico Tax-Free Income Fund paid distributions derived from long-term capital gains of 1.56 cents ($0.0156) per share in June 1999. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


For updated performance figures, see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged index, which includes approximately 38,000 municipal securities from across the country, differs from the fund in composition, does not pay management fees or expenses and includes reinvested interest. One cannot invest directly in an index. For the periods shown, performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


CLASS A (3/1/90 - 2/29/00)


The following line graph compares the performance of Franklin Puerto Rico Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/90 to 2/29/00.

                       Franklin Puerto     Lehman Brothers
                        Rico Tax-Free       Municipal Bond
Date                 Income Fund-Class A       Index*                CPI*
----                 -------------------   ----------------         -------
       03/01/1990                $9,564              $10,000                $10,000
       03/31/1990     -0.09%     $9,555     0.03%    $10,003     0.55%      $10,055
       04/30/1990     -0.56%     $9,502    -0.72%     $9,931     0.16%      $10,071
       05/31/1990      2.08%     $9,700     2.18%    $10,147     0.23%      $10,094
       06/30/1990      0.93%     $9,790     0.88%    $10,237     0.54%      $10,149
       07/31/1990      1.58%     $9,944     1.47%    $10,387     0.38%      $10,187
       08/31/1990     -1.94%     $9,751    -1.45%    $10,237     0.92%      $10,281
       09/30/1990     -0.47%     $9,706     0.06%    $10,243     0.84%      $10,367
       10/31/1990      1.43%     $9,844     1.82%    $10,429     0.60%      $10,430
       11/30/1990      2.27%    $10,068     2.01%    $10,639     0.22%      $10,453
       12/31/1990     -0.37%    $10,031     0.43%    $10,685     0.00%      $10,453
       01/31/1991      1.69%    $10,200     1.34%    $10,828     0.60%      $10,515
       02/28/1991      1.02%    $10,304     0.87%    $10,922     0.15%      $10,531
       03/31/1991      0.37%    $10,342     0.03%    $10,925     0.15%      $10,547
       04/30/1991      1.39%    $10,486     1.34%    $11,072     0.15%      $10,563
       05/31/1991      0.74%    $10,564     0.89%    $11,170     0.30%      $10,594
       06/30/1991      0.10%    $10,574    -0.10%    $11,159     0.29%      $10,625
       07/31/1991      1.29%    $10,711     1.22%    $11,295     0.15%      $10,641
       08/31/1991      0.91%    $10,808     1.32%    $11,444     0.29%      $10,672
       09/30/1991      1.28%    $10,946     1.30%    $11,593     0.44%      $10,719
       10/31/1991      0.72%    $11,025     0.90%    $11,697     0.15%      $10,735
       11/30/1991      0.54%    $11,085     0.28%    $11,730     0.29%      $10,766
       12/31/1991      1.60%    $11,262     2.15%    $11,982     0.07%      $10,774
       01/31/1992      0.31%    $11,297     0.23%    $12,010     0.15%      $10,790
       02/29/1992     -0.03%    $11,294     0.03%    $12,013     0.36%      $10,829
       03/31/1992      0.36%    $11,334     0.03%    $12,017     0.51%      $10,884
       04/30/1992      0.76%    $11,421     0.89%    $12,124     0.14%      $10,899
       05/31/1992      1.21%    $11,559     1.18%    $12,267     0.14%      $10,914
       06/30/1992      1.49%    $11,731     1.68%    $12,473     0.36%      $10,954
       07/31/1992      3.01%    $12,084     3.00%    $12,847     0.21%      $10,977
       08/31/1992     -0.87%    $11,979    -0.97%    $12,723     0.28%      $11,007
       09/30/1992      0.13%    $11,994     0.65%    $12,805     0.28%      $11,038
       10/31/1992     -1.23%    $11,847    -0.98%    $12,680     0.35%      $11,077
       11/30/1992      2.14%    $12,100     1.79%    $12,907     0.14%      $11,092
       12/31/1992      1.56%    $12,289     1.02%    $13,039    -0.07%      $11,085
       01/31/1993      1.08%    $12,422     1.16%    $13,190     0.49%      $11,139
       02/28/1993      2.51%    $12,734     3.62%    $13,667     0.35%      $11,178
       03/31/1993     -0.61%    $12,656    -1.06%    $13,522     0.35%      $11,217
       04/30/1993      0.77%    $12,754     1.01%    $13,659     0.28%      $11,248
       05/31/1993      0.63%    $12,834     0.56%    $13,735     0.14%      $11,264
       06/30/1993      1.36%    $13,008     1.67%    $13,965     0.14%      $11,280
       07/31/1993     -0.01%    $13,007     0.13%    $13,983     0.00%      $11,280
       08/31/1993      1.80%    $13,241     2.08%    $14,274     0.28%      $11,311
       09/30/1993      1.30%    $13,413     1.14%    $14,437     0.21%      $11,335
       10/31/1993      0.19%    $13,439     0.19%    $14,464     0.41%      $11,382
       11/30/1993     -0.27%    $13,403    -0.88%    $14,337     0.07%      $11,390
       12/31/1993      1.78%    $13,641     2.11%    $14,639     0.00%      $11,390
       01/31/1994      0.90%    $13,764     1.14%    $14,806     0.27%      $11,420
       02/28/1994     -1.74%    $13,524    -2.59%    $14,423     0.34%      $11,459
       03/31/1994     -3.44%    $13,059    -4.07%    $13,836     0.34%      $11,498
       04/30/1994      0.49%    $13,123     0.85%    $13,953     0.14%      $11,514
       05/31/1994      0.70%    $13,215     0.87%    $14,075     0.07%      $11,522
       06/30/1994     -0.67%    $13,126    -0.61%    $13,989     0.34%      $11,562
       07/31/1994      1.56%    $13,331     1.83%    $14,245     0.27%      $11,593
       08/31/1994      0.52%    $13,401     0.35%    $14,295     0.40%      $11,639
       09/30/1994     -1.15%    $13,246    -1.47%    $14,084     0.27%      $11,671
       10/31/1994     -1.72%    $13,019    -1.78%    $13,834     0.07%      $11,679
       11/30/1994     -1.98%    $12,761    -1.81%    $13,583     0.13%      $11,694
       12/31/1994      2.32%    $13,057     2.20%    $13,882     0.00%      $11,694
       01/31/1995      2.40%    $13,370     2.86%    $14,279     0.40%      $11,741
       02/28/1995      2.81%    $13,746     2.91%    $14,695     0.40%      $11,788
       03/31/1995      0.64%    $13,834     1.15%    $14,864     0.33%      $11,827
       04/30/1995      0.47%    $13,899     0.12%    $14,882     0.33%      $11,866
       05/31/1995      2.64%    $14,266     3.19%    $15,356     0.20%      $11,889
       06/30/1995     -1.15%    $14,102    -0.87%    $15,223     0.20%      $11,913
       07/31/1995      0.76%    $14,209     0.95%    $15,367     0.00%      $11,913
       08/31/1995      1.09%    $14,364     1.27%    $15,563     0.26%      $11,944
       09/30/1995      0.64%    $14,456     0.63%    $15,661     0.20%      $11,968
       10/31/1995      1.38%    $14,655     1.45%    $15,888     0.33%      $12,007
       11/30/1995      1.23%    $14,836     1.66%    $16,151    -0.07%      $11,999
       12/31/1995      0.78%    $14,951     0.96%    $16,306    -0.07%      $11,991
       01/31/1996      0.66%    $15,050     0.76%    $16,430     0.59%      $12,061
       02/29/1996     -0.73%    $14,940    -0.68%    $16,319     0.32%      $12,100
       03/31/1996     -0.66%    $14,842    -1.28%    $16,110     0.52%      $12,163
       04/30/1996      0.04%    $14,847    -0.28%    $16,065     0.39%      $12,210
       05/31/1996      0.07%    $14,858    -0.04%    $16,058     0.19%      $12,234
       06/30/1996      1.24%    $15,042     1.09%    $16,233     0.06%      $12,241
       07/31/1996      0.66%    $15,141     0.90%    $16,379     0.19%      $12,264
       08/31/1996      0.12%    $15,160    -0.02%    $16,376     0.19%      $12,287
       09/30/1996      1.45%    $15,379     1.40%    $16,605     0.32%      $12,327
       10/31/1996      0.90%    $15,518     1.13%    $16,793     0.32%      $12,366
       11/30/1996      1.49%    $15,749     1.83%    $17,100     0.19%      $12,390
       12/31/1996     -0.25%    $15,710    -0.42%    $17,028     0.00%      $12,390
       01/31/1997      0.03%    $15,714     0.19%    $17,061     0.32%      $12,429
       02/28/1997      0.81%    $15,842     0.92%    $17,218     0.31%      $12,468
       03/31/1997     -0.99%    $15,685    -1.33%    $16,989     0.25%      $12,499
       04/30/1997      0.80%    $15,810     0.84%    $17,131     0.12%      $12,514
       05/31/1997      1.46%    $16,041     1.51%    $17,390    -0.06%      $12,507
       06/30/1997      0.83%    $16,174     1.07%    $17,576     0.12%      $12,522
       07/31/1997      2.42%    $16,566     2.77%    $18,063     0.12%      $12,537
       08/31/1997     -0.60%    $16,466    -0.94%    $17,893     0.19%      $12,560
       09/30/1997      1.13%    $16,652     1.19%    $18,106     0.25%      $12,592
       10/31/1997      0.55%    $16,744     0.64%    $18,222     0.25%      $12,623
       11/30/1997      0.75%    $16,869     0.59%    $18,330    -0.06%      $12,616
       12/31/1997      1.30%    $17,089     1.46%    $18,597    -0.12%      $12,601
       01/31/1998      0.69%    $17,207     1.03%    $18,789     0.19%      $12,624
       02/28/1998      0.18%    $17,238     0.03%    $18,794     0.19%      $12,648
       03/31/1998      0.37%    $17,301     0.09%    $18,811     0.19%      $12,672
       04/30/1998     -0.19%    $17,269    -0.45%    $18,727     0.18%      $12,695
       05/31/1998      1.35%    $17,502     1.58%    $19,023     0.18%      $12,718
       06/30/1998      0.32%    $17,558     0.39%    $19,097     0.12%      $12,733
       07/31/1998      0.22%    $17,596     0.25%    $19,145     0.12%      $12,749
       08/31/1998      1.19%    $17,806     1.55%    $19,441     0.12%      $12,764
       09/30/1998      1.15%    $18,010     1.25%    $19,684     0.12%      $12,779
       10/31/1998     -0.14%    $17,985     0.00%    $19,684     0.24%      $12,810
       11/30/1998      0.34%    $18,046     0.35%    $19,753     0.00%      $12,810
       12/31/1998      0.13%    $18,070     0.25%    $19,803    -0.06%      $12,802
       01/31/1999      1.00%    $18,251     1.19%    $20,038     0.24%      $12,833
       02/28/1999     -0.19%    $18,216    -0.44%    $19,950     0.12%      $12,848
       03/31/1999      0.55%    $18,316     0.14%    $19,978     0.30%      $12,887
       04/30/1999      0.23%    $18,358     0.25%    $20,028     0.73%      $12,981
       05/31/1999     -0.32%    $18,299    -0.58%    $19,912     0.00%      $12,981
       06/30/1999     -1.31%    $18,060    -1.44%    $19,625     0.00%      $12,981
       07/31/1999      0.30%    $18,114     0.36%    $19,696     0.30%      $13,020
       08/31/1999     -1.20%    $17,897    -0.80%    $19,538     0.24%      $13,051
       09/30/1999      0.05%    $17,906     0.04%    $19,546     0.48%      $13,114
       10/31/1999     -1.20%    $17,691    -1.08%    $19,335     0.18%      $13,137
       11/30/1999      0.74%    $17,822     1.06%    $19,540     0.06%      $13,145
       12/31/1999     -1.00%    $17,643    -0.75%    $19,393     0.00%      $13,145
       01/31/2000     -0.93%    $17,479    -0.44%    $19,308     0.24%      $13,177
       02/29/2000      1.16%    $17,693     1.16%    $19,532     0.59%      $13,255


CLASS C (5/1/95 - 2/29/00)


The following line graph compares the performance of Franklin Puerto Rico Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/29/00.

                      Franklin Puerto       Lehman Brothers
                       Rico Tax-Free         Municipal Bond
Date                Income Fund-Class C          Index*               CPI*
----                 -------------------   ----------------         -------
      05/01/1995                $9,904               $10,000                 $10,000
      05/31/1995      2.67%    $10,168     3.19%     $10,319      0.20%      $10,020
      06/30/1995     -1.21%    $10,045    -0.87%     $10,229      0.20%      $10,040
      07/31/1995      0.79%    $10,125     0.95%     $10,326      0.00%      $10,040
      08/31/1995      1.03%    $10,229     1.27%     $10,458      0.26%      $10,066
      09/29/1995      0.59%    $10,289     0.63%     $10,523      0.20%      $10,086
      10/31/1995      1.32%    $10,425     1.45%     $10,676      0.33%      $10,120
      11/30/1995      1.27%    $10,558     1.66%     $10,853     -0.07%      $10,112
      12/29/1995      0.65%    $10,626     0.96%     $10,957     -0.07%      $10,105
      01/31/1996      0.69%    $10,700     0.76%     $11,041      0.59%      $10,165
      02/29/1996     -0.76%    $10,618    -0.68%     $10,966      0.32%      $10,198
      03/29/1996     -0.79%    $10,534    -1.28%     $10,825      0.52%      $10,251
      04/30/1996      0.08%    $10,543    -0.28%     $10,795      0.39%      $10,291
      05/31/1996     -0.07%    $10,535    -0.04%     $10,791      0.19%      $10,310
      06/28/1996      1.19%    $10,661     1.09%     $10,908      0.06%      $10,316
      07/31/1996      0.62%    $10,727     0.90%     $11,006      0.19%      $10,336
      08/30/1996      0.17%    $10,745    -0.02%     $11,004      0.19%      $10,356
      09/30/1996      1.32%    $10,887     1.40%     $11,158      0.32%      $10,389
      10/31/1996      0.85%    $10,979     1.13%     $11,284      0.32%      $10,422
      11/29/1996      1.36%    $11,129     1.83%     $11,491      0.19%      $10,442
      12/31/1996     -0.30%    $11,095    -0.42%     $11,443      0.00%      $10,442
      01/31/1997      0.07%    $11,103     0.19%     $11,464      0.32%      $10,475
      02/28/1997      0.76%    $11,188     0.92%     $11,570      0.31%      $10,508
      03/31/1997     -1.22%    $11,051    -1.33%     $11,416      0.25%      $10,534
      04/30/1997      0.84%    $11,144     0.84%     $11,512      0.12%      $10,547
      05/31/1997      1.41%    $11,301     1.51%     $11,686     -0.06%      $10,540
      06/30/1997      0.78%    $11,389     1.07%     $11,811      0.12%      $10,553
      07/31/1997      2.38%    $11,660     2.77%     $12,138      0.12%      $10,565
      08/31/1997     -0.65%    $11,584    -0.94%     $12,024      0.19%      $10,586
      09/30/1997      1.08%    $11,710     1.19%     $12,167      0.25%      $10,612
      10/31/1997      0.50%    $11,768     0.64%     $12,245      0.25%      $10,639
      11/30/1997      0.62%    $11,841     0.59%     $12,317     -0.06%      $10,632
      12/31/1997      1.33%    $11,999     1.46%     $12,497     -0.12%      $10,619
      01/31/1998      0.64%    $12,075     1.03%     $12,626      0.19%      $10,640
      02/28/1998      0.13%    $12,091     0.03%     $12,629      0.19%      $10,660
      03/31/1998      0.41%    $12,141     0.09%     $12,641      0.19%      $10,680
      04/30/1998     -0.23%    $12,113    -0.45%     $12,584      0.18%      $10,699
      05/31/1998      1.22%    $12,260     1.58%     $12,783      0.18%      $10,719
      06/30/1998      0.28%    $12,295     0.39%     $12,832      0.12%      $10,731
      07/31/1998      0.17%    $12,316     0.25%     $12,865      0.12%      $10,744
      08/31/1998      1.23%    $12,467     1.55%     $13,064      0.12%      $10,757
      09/30/1998      1.02%    $12,594     1.25%     $13,227      0.12%      $10,770
      10/31/1998     -0.19%    $12,570     0.00%     $13,227      0.24%      $10,796
      11/30/1998      0.37%    $12,617     0.35%     $13,274      0.00%      $10,796
      12/31/1998      0.09%    $12,628     0.25%     $13,307     -0.06%      $10,789
      01/31/1999      0.87%    $12,738     1.19%     $13,465      0.24%      $10,815
      02/28/1999     -0.24%    $12,708    -0.44%     $13,406      0.12%      $10,828
      03/31/1999      0.58%    $12,781     0.14%     $13,425      0.30%      $10,861
      04/30/1999      0.10%    $12,794     0.25%     $13,458      0.73%      $10,940
      05/31/1999     -0.36%    $12,748    -0.58%     $13,380      0.00%      $10,940
      06/30/1999     -1.27%    $12,586    -1.44%     $13,187      0.00%      $10,940
      07/31/1999      0.26%    $12,619     0.36%     $13,235      0.30%      $10,973
      08/31/1999     -1.24%    $12,462    -0.80%     $13,129      0.24%      $10,999
      09/30/1999      0.01%    $12,464     0.04%     $13,134      0.48%      $11,052
      10/31/1999     -1.33%    $12,298    -1.08%     $12,992      0.18%      $11,072
      11/30/1999      0.68%    $12,381     1.06%     $13,130      0.06%      $11,079
      12/31/1999     -0.95%    $12,264    -0.75%     $13,032      0.00%      $11,079
      01/31/2000     -0.97%    $12,145    -0.44%     $12,974      0.24%      $11,105
      02/29/2000      1.11%    $12,274     1.16%     $13,125      0.59%      $11,171

(*)Source: Standard and Poor's Micropal.



Past performance does not guarantee future results.

MUNICIPAL BOND RATINGS


MOODY'S

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                                                          YEAR ENDED FEBRUARY 29,
                                                   -----------------------------------------------------------------
CLASS A                                             2000(a,d)        1999           1998         1997         1996
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value,beginning of year .........        $   11.38      $   11.44      $   11.24    $   11.34    $   11.11
                                                   -----------------------------------------------------------------
Income from investment operations:
 Net investment income ....................              .57            .59            .61          .62          .64
 Net realized and unrealized gains (losses)            (1.02)          (.01)           .29         (.04)         .36
                                                   -----------------------------------------------------------------
Total from investment operations ..........             (.45)           .58            .90          .58         1.00
                                                   -----------------------------------------------------------------
Less distributions from:

 Net investment income ....................             (.58)(e)       (.59)(f)       (.61)        (.63)        (.65)
 In excess of net investment income .......              --             --            (.01)         --           --
 Net realized gains .......................             (.04)          (.05)          (.08)        (.05)        (.12)
                                                   -----------------------------------------------------------------
Total distributions .......................             (.62)          (.64)          (.70)        (.68)        (.77)
                                                   -----------------------------------------------------------------
Net asset value,end of year ...............        $   10.31      $   11.38      $   11.44    $   11.24    $   11.34
                                                   -----------------------------------------------------------------

Total return(b) ...........................            (4.15)%         5.17%          8.23%        5.33%        9.24%

RATIOS/SUPPLEMENTAL DATA
Net assets,end of year (000's) ............        $ 756,274      $ 861,020      $ 810,250    $ 752,335    $ 750,797
Ratios to average net assets:
 Expenses .................................              .62%           .63%           .63%         .62%         .62%
 Net investment income ....................             5.30%          5.11%          5.40%        5.59%        5.67%
Portfolio turnover rate ...................            20.55%         14.11%         20.02%       16.57%       25.12%


CLASS B
------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value,beginning of period .......................            $ 10.24
                                                                       -------

Income from investment operations:
 Net investment income ....................................                .05
 Net realized and unrealized gains ........................                .07
                                                                       -------
Total from investment operations ..........................                .12
                                                                       -------
Less distributions from net investment income .............               (.04)
                                                                       -------
Net asset value,end of period .............................            $ 10.32
                                                                       -------

Total return(b) ...........................................               1.21%

RATIOS/SUPPLEMENTAL DATA
Net assets,end of period (000's) ..........................            $   176
Ratios to average net assets:
 Expenses .................................................               1.18%(c)
 Net investment income ....................................               5.26%(c)
Portfolio turnover rate ...................................              20.55%


(a)Based on average shares outstanding.

(b)Total return does not reflect sales commissions or contingent deferred sales charges,and is not annualized for periods less than one year.

(c)Annualized

(d)For the period February 1,2000 (effective date) to February 29,2000 for Class B.

(e)Includes distributions in excess of net investment income in the amount of $.001.

(f)Includes distributions in excess of net investment income in the amount of $.002.

FRANKLIN TAX-FREE TRUST
Financial Highlights (continued)


FRANKLIN ARIZONA TAX-FREE INCOME FUND (CONT.)

                                                                     YEAR ENDED FEBRUARY 29,
                                                  -----------------------------------------------------------
CLASS C                                            2000(a)        1999          1998       1997       1996(d)
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value,beginning of year .........       $  11.45      $  11.51      $  11.30    $ 11.38    $ 11.15
                                                  -----------------------------------------------------------
Income from investment operations:
 Net investment income ....................            .52           .52           .56        .57        .49
 Net realized and unrealized gains (losses)          (1.03)         (.01)          .29       (.03)       .34
                                                  -----------------------------------------------------------
Total from investment operations ..........           (.51)          .51           .85        .54        .83
                                                  -----------------------------------------------------------
Less distributions from:
 Net investment income ....................           (.52)(e)      (.52)(e)      (.56)      (.57)      (.48)
 Net realized gains .......................           (.04)         (.05)         (.08)      (.05)      (.12)
                                                  -----------------------------------------------------------
Total distributions .......................           (.56)         (.57)         (.64)      (.62)      (.60)
                                                  -----------------------------------------------------------
Net asset value,end of year ...............       $  10.38      $  11.45      $  11.51    $ 11.30    $ 11.38
                                                  -----------------------------------------------------------

Total return(b) ...........................          (4.65)%        4.54%         7.67%      4.89%      7.60%

RATIOS/SUPPLEMENTAL DATA
Net assets,end of year (000's) ............       $ 22,671      $ 23,871      $ 14,537    $ 5,486    $ 1,892
Ratios to average net assets:
 Expenses .................................           1.18%         1.19%         1.19%      1.19%      1.20%(c)
 Net investment income ....................           4.75%         4.55%         4.82%      5.01%      5.05%(c)
Portfolio turnover rate ...................          20.55%        14.11%        20.02%     16.57%     25.12%

(a) Based on average shares outstanding.

(b) Total return does not reflect sales commissions or contingent deferred sales charges,and is not annualized for periods less than one year.

(c) Annualized

(d) For the period May 1,1995 (effective date) to February 29,1996.

(e) Includes distributions in excess of net investment income in the amount of $.001.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 29,2000

                                                                                                      PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                                   AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.9%
Apache Junction Water Utilities Community, FSA Insured, 5.80%, 7/01/17 ...........................   $ 1,200,000   $ 1,198,584
Arizona Educational Loan Marketing Corp. Revenue,
    Senior Series, 6.375%, 9/01/05 ...............................................................    10,000,000    10,268,300
    Series B, 7.00%, 3/01/03 .....................................................................     1,000,000     1,042,520
    Series B, 7.00%, 3/01/05 .....................................................................     1,000,000     1,041,550
    Series B, MBIA Insured, 7.35%, 9/01/04 .......................................................     1,000,000     1,020,000
    Series B, MBIA Insured, 7.375%, 9/01/05 ......................................................       775,000       790,500
    Sub Series, 6.625%, 9/01/05 ..................................................................     1,000,000     1,039,120
Arizona Health Facilities Authority Hospital System Revenue, Phoenix Baptist
  Hospital, MBIA Insured, ETM, 6.25%, 9/01/11 ....................................................     2,000,000     2,086,400
Arizona State COP,
    FSA Insured, 6.625%, 9/01/08 .................................................................     5,000,000     5,229,150
    Refunding, Series B, AMBAC Insured, 6.25%, 9/01/10 ...........................................     5,000,000     5,254,950
Arizona State Municipal Financing Program COP,
    Dysart School, Series 22, BIG Insured, ETM, 7.875%, 8/01/05 ..................................     1,350,000     1,531,251
    Peoria School, Series 19, BIG Insured, ETM, 7.75%, 8/01/04 ...................................       500,000       555,675
    Series 20, BIG Insured, ETM, 7.625%, 8/01/06 .................................................     3,250,000     3,530,995
    Series 25, BIG Insured, 7.875%, 8/01/14 ......................................................       500,000       614,820
Arizona State Transportation Board Highway Revenue, Refunding, 5.75%,
    7/01/17 ......................................................................................     6,975,000     6,979,325
    7/01/18 ......................................................................................     3,890,000     3,880,897
    7/01/19 ......................................................................................     7,025,000     6,967,746
Arizona State Wastewater Management Authority Wastewater Treatment Financial
  Assistance Revenue,
    6.80%, 7/01/11 ...............................................................................     4,000,000     4,251,880
    Series A, AMBAC Insured, Pre-Refunded, 5.625%, 7/01/15 .......................................     1,000,000     1,042,550
Arizona Student Loan Acquisition Authority Student Loan Revenue, Refunding,
    junior subordinate, Series B-1, 6.15%, 5/01/29 ...............................................     1,000,000       961,950
    Senior Series A-1, 5.90%, 5/01/24 ............................................................     1,500,000     1,451,160
Casa Grande Excise Tax Revenue, FGIC Insured, 6.20%, 4/01/15 .....................................       930,000       950,200
Casa Grande IDA,
    IDR, Frito Lay/PepsiCo, 6.65%, 12/01/14 ......................................................       500,000       528,120
    PCR, Frito Lay/PepsiCo, 6.60%, 12/01/10 ......................................................     1,800,000     1,898,982
Chandler GO, FGIC Insured,
    7.00%, 7/01/12 ...............................................................................       775,000       804,698
    Pre-Refunded, 7.00%, 7/01/12 .................................................................       225,000       234,214
    Pre-Refunded, 6.80%, 7/01/13 .................................................................     1,750,000     1,891,575
    Pre-Refunded, 6.85%, 7/01/14 .................................................................     1,625,000     1,759,599
Chandler IDA, MFHR, Hacienda Apartments Project, Refunding, Series A, GNMA Secured, 6.05%, 7/20/30     4,055,000     4,032,333
Chandler Street and Highway Revenue, MBIA Insured, Pre-Refunded, 6.85%, 7/01/13 ..................     1,250,000     1,353,538
Chandler Water and Sewer Revenue, Refunding, FGIC Insured,
    7.00%, 7/01/12 ...............................................................................     6,715,000     6,930,216
    6.25%, 7/01/13 ...............................................................................     2,165,000     2,224,061
Coconino County Flagstaff USD, No.1, AMBAC Insured, 6.20%, 7/01/06 ...............................     1,095,000     1,110,472
Coconino County PCR,
    Arizona Public Service Co., Refunding, Series A, MBIA Insured, 5.875%, 8/15/28 ...............     5,275,000     5,178,309
    Nevada Power Co., 6.375%, 10/01/36 ...........................................................     3,500,000     3,233,965
    Nevada Power Co., Refunding, Series E, 5.35%, 10/01/22 .......................................     7,265,000     6,020,723
    Nevada Power Co., Series B, 5.80%, 11/01/32 ..................................................     6,500,000     5,534,425
Eloy Municipal Property Corp. Facilities Revenue, 7.80%, 7/01/09 .................................     1,475,000     1,502,907
Gila County IDAR, Asarco Inc., Refunding, 5.55%, 1/01/27 .........................................    45,900,000    35,358,147
Gilbert ID No.11, FGIC Insured, 7.60%, 1/01/05 ...................................................     1,500,000     1,537,410
Gilbert Water and Sewer Revenue, Refunding, FGIC Insured, 6.50%,
    7/01/12 ......................................................................................     1,500,000     1,593,765
    7/01/22 ......................................................................................     3,250,000     3,390,108
Glendale IDA,
    Educational Facilities Revenue, American Graduate School
      International, Connie Lee Insured, Pre-Refunded, 7.00%, 7/01/14 ............................     1,000,000     1,099,640
    Educational Facilities Revenue, American Graduate School
      International, Connie Lee Insured, Pre-Refunded, 7.125%, 7/01/20 ...........................     1,250,000     1,381,775
    Educational Facilities Revenue, American Graduate School
      International, Refunding, Connie Lee Insured, 5.875%, 7/01/15 ..............................     2,200,000     2,219,976
    Midwestern University, Series A, 5.375%, 5/15/28 .............................................    15,000,000    12,761,700
    Midwestern University, Series A, Connie Lee Insured, 6.00%, 5/15/16 ..........................       455,000       460,824

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)



                                                                                             PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                         AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENT (CONT.)
Glendale IDA, (cont.)
   Midwestern University, Series A, Connie Lee Insured, 6.00%, 5/15/26 ...............     $   340,000       $   339,517
   Midwestern University, Series A, Pre-Refunded, 6.00%, 5/15/16 .....................       1,485,000         1,576,877
   Midwestern University, Series A, Pre-Refunded, 6.00%, 5/15/26 .....................       1,660,000         1,762,704
Guam Power Authority Revenue, Series A, Pre-Refunded, 6.30%,
   10/01/12 ..........................................................................       3,630,000         3,832,808
   10/01/22 ..........................................................................       4,000,000         4,233,480
Lake Havasu City Wastewater COP, FGIC Insured, 7.00%, 6/01/05 ........................       2,700,000         2,805,759
Maricopa County COP, 6.00%, 6/01/04 ..................................................       8,000,000         8,160,160
Maricopa County GO,
   School District No. 4, Mesa Unified, FGIC Insured, Pre-Refunded, 5.65%, 7/01/11 ...         500,000           522,445
   School District No. 8, Osborn, Refunding, Series A, FGIC Insured, 5.875%, 7/01/14..       3,500,000         3,565,380
   School District No. 11, Peoria Unified, Refunding, AMBAC Insured, 6.10%, 7/01/10...       6,300,000         6,529,950
   School District No. 11, Peoria Unified, Refunding, MBIA Insured, 7.00%, 7/01/10 ...       2,800,000         2,898,140
   School District No. 28, Kyrene Elementary, Series B, FGIC Insured, 6.00%, 7/01/14..       2,000,000         2,034,020
   School District No. 98, Fountain Hills Unified, FGIC Insured, 6.625%, 7/01/10 .....         475,000           489,388
   School District No. 98, Fountain Hills Unified, FGIC Insured,
     Pre-Refunded, 6.625%, 7/01/10 ...................................................         825,000           854,840
   UHSD No. 210, Series A, Pre-Refunded, 5.70%, 7/01/15 ..............................         500,000           519,760
   USD No. 41, Gilbert, 6.25%, 7/01/15 ...............................................       2,000,000         2,015,260
   USD No. 65, Littleton School Improvement, Series B, FGIC Insured, 6.40%, 7/01/14...       1,175,000         1,218,781
   USD No. 69, Paradise Valley, Series A, Pre-Refunded, 7.10%, 7/01/05 ...............       1,000,000         1,093,870
   USD No. 80, Chandler, FGIC Insured, Pre-Refunded, 6.00%, 7/01/13 ..................       1,600,000         1,685,424
   USD No. 89, Dysart, Refunding and Improvement, FGIC Insured, 6.70%, 7/01/05 .......         240,000           243,934
   USD No. 89, Dysart, Refunding and Improvement, FGIC Insured, 6.75%, 7/01/06 .......       1,760,000         1,787,966
Maricopa County Hospital Revenue, Sun Health Corp.,
   5.30%, 4/01/29 ....................................................................      15,595,000        11,747,869
   Refunding, 5.80%, 4/01/08 .........................................................       3,870,000         3,777,352
   Refunding, 5.90%, 4/01/09 .........................................................       2,120,000         2,064,774
   Refunding, 6.125%, 4/01/18 ........................................................      15,650,000        14,020,835
Maricopa County IDA,
   Health Facilities Revenue, Catholic Healthcare West Project, Refunding,
     Series A, 5.00%, 7/01/16 ........................................................      13,100,000        10,209,354
   Health Facilities Revenue, Catholic Healthcare West Project, Refunding,
     Series A, 5.00%, 7/01/21 ........................................................      17,600,000        13,007,280
   Hospital Facility Revenue, FSA Insured, 7.50%, 12/01/13 ...........................       1,445,000         1,498,985
   Hospital Facility Revenue, FSA Insured, Pre-Refunded, 7.50%, 12/01/13 .............       1,305,000         1,363,203
   Hospital Facility Revenue, Mayo Clinic Hospital, 5.25%, 11/15/37 ..................      20,475,000        17,287,452
   Hospital Facility Revenue, Samaritan Health Services, Refunding, Series A, MBIA
     Insured, ETM, 7.00%, 12/01/13 ...................................................      17,800,000        18,400,928
   Hospital Facility Revenue, Samaritan Health Services, Refunding, Series A, MBIA
     Insured, ETM, 7.00%, 12/01/16 ...................................................       1,890,000         2,148,212
   IDR, Citizens Utilities Co. Project, 6.20%, 5/01/30 ...............................       5,000,000         4,886,150
   MFHR, Arborwood Apartments Project, Series A, MBIA Insured, 5.05%, 10/01/29 .......       1,750,000         1,496,093
   MFHR, Madera Pointe Apartments Project, Refunding, FSA Insured, 5.90%, 6/01/26 ....       2,105,000         2,071,657
   MFHR, Stanford Court Apartments Project, Series A, MBIA Insured, 5.30%, 7/01/28 ...       1,235,000         1,100,274
   Water System Revenue, Improvement, Chaparral Water Co., Series A, AMBAC
     Insured, 5.40%, 12/01/22 ........................................................       1,000,000           912,110
Maricopa County IDAR, SFMR, GNMA Secured, 8.00%, 9/01/09 .............................         405,000           410,678
Maricopa County Stadium District Revenue, MBIA Insured, 5.75%, 7/01/16 ...............       3,000,000         2,984,040
Mesa IDAR, Discovery Health System, Series A, MBIA Insured,
   5.75%, 1/01/25 ....................................................................      45,000,000        43,665,750
   5.625%, 1/01/29 ...................................................................       4,000,000         3,738,120
Mohave County Hospital District No. 1 GO, Kingman Regional Medical Center Project,
   FGIC Insured, 6.50%, 6/01/15 ......................................................       1,500,000         1,545,990
   Pre-Refunded, 8.375%, 6/01/15 .....................................................       6,350,000         6,538,151
Mohave County IDA,
   Health Care Revenue, Refunding, GNMA Secured, 6.375%, 11/01/31 ....................       1,585,000         1,594,145
   Hospital Systems Revenue, Baptist Hospital, MBIA Insured, 5.50%, 9/01/21 ..........       1,500,000         1,393,005
   Hospital Systems Revenue, Baptist Hospital, MBIA Insured, 5.75%, 9/01/26 ..........       4,675,000         4,485,008
   IDR, Citizens Utilities Co. Project, 6.60%, 5/01/29 ...............................       4,100,000         4,218,408
   IDR, Citizens Utilities Co. Project, Series A, 7.15%, 2/01/26 .....................      10,000,000        10,104,500
   IDR, Citizens Utilities Co. Project, Series B, 7.15%, 2/01/26 .....................       5,000,000         5,052,250
Navajo County PCR, Arizona Public Service Co., Series A,
   MBIA Insured, 5.875%, 8/15/28 .....................................................       3,000,000         2,965,140
   Refunding, 5.875%, 8/15/28 ........................................................      54,500,000        50,973,850


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)


                                                                                             PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                         AMOUNT              VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENT (CONT.)
Nogales Municipal Development Authority Inc. Municipal Facilities Revenue,
  Refunding, MBIA Insured, 7.20%, 6/01/08 ..............................................     $ 6,350,000       $ 6,597,460
Northern Arizona University System Revenue, Refunding, FGIC Insured, 6.40%, 6/01/07 ....       2,750,000         2,859,890
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue,
  Series A, 6.85%, 3/15/28 .............................................................       8,785,000         8,467,510
Oro Valley Municipal Property Corp. Revenue, Municipal Water System, MBIA
  Insured, 5.75%, 7/01/17 ..............................................................       1,000,000           989,110
Peoria Municipal Development Authority Water and Sewer Revenue, Refunding, FGIC
  Insured, 6.625%, 7/01/06 .............................................................       1,000,000         1,016,420
Phoenix Airport Revenue,
   Refunding, Series B, MBIA Insured, 6.20%, 7/01/10 ...................................         700,000           736,505
   Refunding, Series C, MBIA Insured, 6.30%, 7/01/10 ...................................       1,680,000         1,770,098
   Refunding, Series C, MBIA Insured, 6.40%, 7/01/11 ...................................       1,785,000         1,882,372
   Refunding, Series C, MBIA Insured, 6.40%, 7/01/12 ...................................         570,000           601,407
   Series D, MBIA Insured, 6.30%, 7/01/10 ..............................................       1,800,000         1,896,534
   Series D, MBIA Insured, 6.40%, 7/01/11 ..............................................       3,825,000         4,033,654
   Series D, MBIA Insured, 6.40%, 7/01/12 ..............................................         820,000           865,182
Phoenix Civic Improvement Corp. Excise Tax Revenue,
   Adams Street Garage Project, senior lien, Series B, 5.30%, 7/01/20 ..................         690,000           639,685
   Adams Street Garage Project, senior lien, Series B, 5.35%, 7/01/24 ..................       2,985,000         2,757,095
   Adams Street Garage Project, senior lien, Series B, 5.375%, 7/01/29 .................       4,730,000         4,308,557
   Municipal Courthouse Project, senior lien, Series A, 5.25%, 7/01/18 .................       2,535,000         2,348,830
   Municipal Courthouse Project, senior lien, Series A, 5.25%, 7/01/20 .................       4,075,000         3,728,381
   Municipal Courthouse Project, senior lien, Series A, 5.25%, 7/01/24 .................       3,860,000         3,490,714
   Municipal Courthouse Project, senior lien, Series A, 5.375%, 7/01/29 ................      18,310,000        16,603,874
Phoenix Civic Improvement Corp. Municipal Facilities Excise Tax Revenue, MBIA
  Insured, Pre-Refunded, 6.90%, 7/01/21 ................................................       1,000,000         1,092,860
Phoenix Civic Improvement Corp. Water System Revenue,
   junior lien, FGIC Insured, 5.50%, 7/01/24 ...........................................       1,000,000           925,540
   junior lien, MBIA Insured, 5.375%, 7/01/22 ..........................................       8,130,000         7,427,487
   Pre-Refunded, 5.95%, 7/01/15 ........................................................       1,090,000         1,139,486
   Pre-Refunded, 5.95%, 7/01/16 ........................................................       3,665,000         3,831,391
   Pre-Refunded, 6.00%, 7/01/19 ........................................................       3,000,000         3,144,210
Phoenix Civic Plaza Building Corp., 6.00%, 7/01/14 .....................................       4,300,000         4,406,296
Phoenix GO,
   5.25%, 7/01/20 ......................................................................       2,000,000         1,833,780
   Refunding, 6.375%, 7/01/13 ..........................................................       5,000,000         5,166,000
   Refunding, Series A, 5.00%, 7/01/19 .................................................       3,500,000         3,117,135
Phoenix HFC, Mortgage Revenue,
   Project A, Refunding, MBIA Insured, 6.50%, 7/01/24 ..................................       2,750,000         2,787,318
   Section 8 Project, Refunding, Series A, MBIA Insured, 6.90%, 1/01/23 ................       1,750,000         1,781,920
   Section 8 Project, Refunding, Series A, MBIA Insured, 7.25%, 1/01/23 ................       2,260,000         2,279,526
Phoenix IDA,
   Hospital Revenue, Refunding, Series B, Connie Lee Insured, 5.75%, 12/01/16 ..........       3,500,000         3,422,440
   SFMR, FNMA Insured, 6.30%, 12/01/12 .................................................         650,000           663,923
   SFMR, Statewide, Series C, GNMA Secured, 5.30%, 4/01/20 .............................       2,000,000         1,791,700
Phoenix Municipal Housing Revenue, Fillmore Gardens Project, Refunding, 6.30%, 6/01/09..       1,500,000         1,533,105
Phoenix Street and Highway Revenue,
   ETM, 6.80%, 7/01/03 .................................................................       1,000,000         1,060,750
   Refunding, 6.60%, 7/01/07 ...........................................................       5,000,000         5,241,000
Pima County IDA,
   Health Care Corp. Revenue, Carondelet St. Joseph's and St. Mary's Hospital,
     BIG Insured, 8.00%, 7/01/13 .......................................................          65,000            65,992
   Health Care Corp. Revenue, Carondelet St. Joseph's and St. Mary's Hospital,
     MBIA Insured, 6.75%, 7/01/10 ......................................................       2,250,000         2,347,245
   MFR, Series A, FNMA Insured, 6.00%, 12/01/21 ........................................       2,720,000         2,674,331
   SFMR, GNMA Secured, 6.40%, 11/01/09 .................................................         775,000           792,290
   SFMR, GNMA Secured, 8.125%, 9/01/20 .................................................         780,000           789,165
   SFMR, GNMA Secured, 6.75%, 11/01/27 .................................................       3,490,000         3,566,989
   SFMR, Refunding, Series A, 7.625%, 2/01/12 ..........................................       2,280,000         2,341,378
   SFMR, Refunding, Series A, 6.50%, 2/01/17 ...........................................         640,000           648,954
Pima County IDAR,
   MFHR, Housing Ria Nova and Villa Projects, GNMA Secured, 5.20%, 12/20/31 ............       2,370,000         2,047,135
   Refunding, Series A, MBIA Insured, 5.625%, 4/01/14 ..................................       2,250,000         2,225,115
Pima County Sewer Revenue, Refunding, FGIC Insured, 6.75%, 7/01/15 .....................       1,410,000         1,454,951
Pima County USD, Tucson Project No. 1, FGIC Insured, 5.875%, 7/01/14 ...................      21,000,000        21,302,190

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)


                                                                                                   PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                               AMOUNT            VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENT (CONT.)
Pinal County USD, No. 43, Apache Junction Improvement,
   FGIC Insured, 7.15%, 7/01/05 ...........................................................       $   355,000       $   359,842
   Refunding, Series A, FGIC Insured, 5.85%, 7/01/15 ......................................         2,500,000         2,516,125
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA
  Insured, Pre-Refunded, 9.00%, 7/01/09 ...................................................            75,000            85,756
Puerto Rico Commonwealth GO, Pre-Refunded, 6.50%, 7/01/23 .................................         4,850,000         5,239,455
Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
   Series A, 5.00%, 7/01/38 ...............................................................         2,000,000         1,640,100
   Series Y, 5.00%, 7/01/36 ...............................................................         9,000,000         7,424,730
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
   7.75%, 7/01/08 .........................................................................         1,550,000         1,572,134
   7.50%, 7/01/09 .........................................................................           335,000           339,000
Puerto Rico Electric Power Authority Revenue,
   Series AA, MBIA Insured, 5.375%, 7/01/27 ...............................................         5,000,000         4,620,000
   Series X, Pre-Refunded, 6.125%, 7/01/21 ................................................        17,000,000        18,277,380
Puerto Rico HFC Revenue,
   MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 .............................................         1,215,000         1,240,454
   Sixth Portfolio, Section 8 Assisted, FHA Mortgage Insured, Pre-Refunded, 7.75%, 12/01/26            40,000            45,879
Puerto Rico HFC, SFMR, Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22 ...........           220,000           226,074
Puerto Rico Industrial Tourist Educational Medical and Environmental Control
  Facilities Financing Authority Hospital Revenue,
   Dr. Pila Hospital, Refunding, 5.875%, 8/01/12 ..........................................         5,225,000         5,238,690
   Hospital Auxilio Mutuo Obligation, Series A, MBIA Insured, 6.25%, 7/01/24 ..............         1,950,000         1,987,713
Puerto Rico Industrial Tourist Educational Medical and Environmental Control
  Facilities Revenue, San Lucas and Cristo Project, Refunding, Series A, 5.75%, 6/01/29 ...         2,000,000         1,599,080
Salt River Project Agricultural Improvement and Power District Electric System Revenue,
   Refunding, Series A, 5.75%, 1/01/13 ....................................................         2,435,000         2,443,936
   Refunding, Series A, 5.00%, 1/01/20 ....................................................         7,500,000         6,534,375
   Series A, 6.00%, 1/01/31 ...............................................................         4,600,000         4,567,570
   Series A, MBIA Insured, 6.00%, 1/01/31 .................................................         1,845,000         1,826,901
   Series C, 6.20%, 1/01/12 ...............................................................         5,925,000         6,171,362
   Series C, 6.25%, 1/01/19 ...............................................................         9,975,000        10,146,670
   Series D, 6.25%, 1/01/27 ...............................................................         4,890,000         4,935,722
Santa Cruz County IDAR, Citizens Utilities Co. Project, 6.60%, 5/01/29 ....................         8,000,000         8,231,040
Scottsdale GO,
   5.50%, 7/01/22 .........................................................................         3,000,000         2,837,640
   5.00%, 7/01/24 .........................................................................         8,225,000         7,084,933
Scottsdale IDA Hospital Revenue, Scottsdale Memorial Hospital, Refunding,
  Series A, AMBAC Insured, 5.70%,
   9/01/15 ................................................................................         1,250,000         1,243,638
   9/01/18 ................................................................................         4,045,000         3,954,635
Sedona Sewer Sales Tax Revenue, Refunding,
   6.75%, 7/01/07 .........................................................................         3,800,000         4,026,936
   7.00%, 7/01/12 .........................................................................         5,000,000         5,232,050
Tucson Airport Authority Revenue,
   Series A, MBIA Insured, 6.875%, 6/01/20 ................................................         1,090,000         1,114,983
   Series B, MBIA Insured, 7.125%, 6/01/15 ................................................         1,175,000         1,203,835
   Series B, MBIA Insured, 7.25%, 6/01/20 .................................................         1,125,000         1,152,494
Tucson GO, Series A, 5.375%, 7/01/20 ......................................................         1,800,000         1,670,705
Tucson IDA, MFR,
   La Entrada, Refunding, 7.40%, 7/01/26 ..................................................         1,800,000         1,843,037
   Los Portales Apartments, Refunding, GNMA Secured, 5.90%, 12/20/31 ......................         2,000,000         1,924,940
University of Arizona System Revenue, Pre-Refunded,
   6.25%, 6/01/11 .........................................................................         1,000,000         1,064,980
   6.35%, 6/01/14 .........................................................................         1,300,000         1,389,400
Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
   10/01/13 ...............................................................................         2,500,000         2,332,100
   10/01/22 ...............................................................................         3,750,000         3,233,700
Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%, 7/01/18         2,475,000         2,232,845
Virgin Islands Water and Power Authority Water System Revenue, Refunding, 5.50%, 7/01/17 ..         1,500,000         1,314,164
Yavapai County IDA, IDR, Citizens Utilities Co. Project, 5.45%, 6/01/33 ...................         6,000,000         5,189,160


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)


                                                                                          PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                      AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENT (CONT.)
Yuma IDA, Hospital Revenue, Regency Apartments, Refunding, Series A, GNMA
   Secured, 5.50%, 12/20/32 ....................................................       $  2,000,000       $  1,812,400
Yuma Regional Medical Center, Refunding, MBIA Insured, 5.50%, 8/01/17 ..........          4,000,000          3,827,120
                                                                                                           ------------
TOTAL LONG TERM INVESTMENTS (COST $798,910,106) ................................                           771,013,594
                                                                                                           ------------
(a)SHORT TERM INVESTMENTS .1%
Maricopa County PCC, PCR, Arizona Public Service Co., Refunding, Series A, Daily
   VRDN and Put, 3.75%, 5/01/29 ................................................            250,000            250,000
Maricopa County PCR, El Paso Electric Co. Project, Series A, Weekly VRDN and
   Put, 3.95%, 7/01/14 .........................................................            350,000            350,000
                                                                                                           ------------
 TOTAL SHORT TERM INVESTMENTS (COST $600,000) ..................................                               600,000
                                                                                                           ------------
 TOTAL INVESTMENTS (COST $799,510,106) 99.0% ...................................                           771,613,594
 OTHER ASSETS, LESS LIABILITIES 1.0% ...........................................                             7,507,084
                                                                                                           ------------
 NET ASSETS 100.0% .............................................................                          $779,120,678
                                                                                                           ============


See glossary of terms on page 123.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.






                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN COLORADO TAX-FREE INCOME FUND
                                                                                YEAR ENDED FEBRUARY 29,
                                                    -------------------------------------------------------------------------------
Class A                                                 2000(a)           1999             1998             1997            1996(d)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........       $  12.05          $  12.11         $  11.80         $  11.84        $  11.38
                                                    -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................            .59               .60              .63              .66             .67
 Net realized and unrealized gains (losses) .          (1.13)              .02              .39             (.04)            .45
                                                    -------------------------------------------------------------------------------

Total from investment operations ............           (.54)              .62             1.02              .62            1.12
                                                    -------------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................           (.60)(e)          (.60)            (.64)            (.66)           (.66)
 Net realized gains .........................           (.01)             (.08)            (.07)              --              --
                                                    -------------------------------------------------------------------------------

Total distributions .........................           (.61)             (.68)            (.71)            (.66)           (.66)
                                                    -------------------------------------------------------------------------------
Net asset value, end of year ................       $  10.90          $  12.05         $  12.11         $  11.80        $  11.84
                                                    ===============================================================================


Total return(b) .............................          (4.57)%            5.24%            8.86%            5.44%          10.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............       $264,563          $301,381         $266,599         $236,609        $215,609
Ratios to average net assets:
 Expenses ...................................            .70%              .70%             .71%             .71%            .71%
 Net investment income ......................           5.18%             4.93%            5.28%            5.59%           5.73%
Portfolio turnover rate .....................          29.30%            12.60%           22.97%           14.13%          17.58%


CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........       $  12.11          $  12.17         $  11.84         $  11.87        $  11.40
                                                    -------------------------------------------------------------------------------

Income from investment operations:
 Net investment income ......................            .53               .54              .57              .59             .50
 Net realized and unrealized gains (losses) .          (1.14)              .02              .40             (.02)            .46
                                                    -------------------------------------------------------------------------------

Total from investment operations ............           (.61)              .56              .97              .57             .96
                                                    -------------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................           (.53)(f)          (.54)            (.57)            (.60)           (.49)
 Net realized gains .........................           (.01)             (.08)            (.07)              --              --
                                                    -------------------------------------------------------------------------------

Total distributions .........................           (.54)             (.62)            (.64)            (.60)           (.49)
                                                    -------------------------------------------------------------------------------
Net asset value, end of year ................       $  10.96          $  12.11         $  12.17         $  11.84        $  11.87
                                                    ===============================================================================


Total return(b) .............................          (5.08)%            4.63%            8.39%            4.93%           8.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............       $ 20,564          $ 21,899         $ 10,855         $  5,654        $  1,656
Ratios to average net assets:
 Expenses ...................................           1.25%             1.26%            1.27%            1.28%           1.29%(c)
 Net investment income ......................           4.63%             4.38%            4.72%            4.99%           5.12%(c)
Portfolio turnover rate .....................          29.30%            12.60%           22.97%           14.13%          17.58%

(a)      Based on average shares outstanding.

(b) Total return does not reflect sales commissions or contingent deferred sales charges, and is not annualized for periods less than one year.

(c)      Annualized

(d)      For the period May 1, 1995 (effective date) to February 29, 1996 for
         Class C.

(e) Includes distributions in excess of net investment income in the amount of $.006.

(f) Includes distributions in excess of net investment income in the amount of $.005.



                      See notes to financial statements.


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000



                                                                                          PRINCIPAL
FRANKLIN COLORADO TAX-FREE INCOME FUND                                                     AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.6%


Arapahoe County Capital Improvements Transportation Fund Highway Revenue, Vehicle
   Registration, Series A, MBIA Insured, 6.15%, 8/31/26 ..........................       $ 8,000,000       $ 8,020,960
Arapahoe County COP, Refunding, FSA Insured, 6.625%, 12/01/16 ....................           805,000           834,415
Arvada IDR, Wanco Inc. Project,
   5.25%, 12/01/07 ...............................................................           100,000            95,876
   5.80%, 12/01/17 ...............................................................           480,000           448,694
Arvada MFHR, Springwood Community Project, Refunding, 6.35%, 8/20/16 .............         1,000,000         1,008,720
Aurora COP, Refunding, 6.25%, 12/01/09 ...........................................         2,850,000         2,947,869
Bayfield School District No. 10, MBIA Insured, Pre-Refunded, 6.65%, 6/01/15 ......         1,000,000         1,073,290
Boulder County Hospital Revenue, Longmont United Hospital Project,
   5.50%, 12/01/12 ...............................................................         1,000,000           907,680
   5.80%, 12/01/13 ...............................................................         2,000,000         1,841,360
   5.60%, 12/01/17 ...............................................................         3,385,000         2,882,768
   5.875%, 12/01/20 ..............................................................         1,285,000         1,112,707
   Pre-Refunded, 8.20%, 12/01/20 .................................................         3,000,000         3,118,080
Boulder County MFHR, Cloverbasin Village II Apartments, Series A, FSA Insured,
   6.10%, 10/01/24 ...............................................................         1,280,000         1,252,826
   6.15%, 10/01/31 ...............................................................         2,830,000         2,787,182
Broomfield COP, AMBAC Insured, 6.00%, 12/01/29 ...................................         2,000,000         1,997,020
Colorado Health Facilities Authority Revenue,
   Birchwood Manor Project, Series A, GNMA Secured, 7.625%, 4/01/26 ..............         1,615,000         1,637,368
   Boulder Community Hospital, Refunding, Series B, MBIA Insured, 5.875%, 10/01/23         1,500,000         1,452,540
   Catholic Health Initiatives, Series A, 5.00%, 12/01/28 ........................         1,800,000         1,415,592
   Children's Hospital Association Project, MBIA Insured, 5.25%, 10/01/26 ........         1,000,000           872,280
   Community Provider Pooled Loan Program, FSA Insured, 6.75%, 7/15/17 ...........           954,000           989,308
   Community Provider Pooled Loan Program, Series A, FSA Insured, 7.25%, 7/15/17 .         6,570,000         6,864,730
   Covenant Retirement Communities, 6.75%, 12/01/15 ..............................         1,750,000         1,776,058
   Covenant Retirement Communities, 6.75%, 12/01/25 ..............................         4,950,000         4,883,918
   Hospital Improvement, NCMC Inc. Project, FSA Insured, 5.75%, 5/15/24 ..........         5,000,000         4,755,400
   Kaiser Permanente, Series A, 5.35%, 11/01/16 ..................................         8,000,000         6,888,960
   Mercy Medical Center Durango, 6.20%, 11/15/15 .................................         1,250,000         1,256,925
   National Benevolent Association, Refunding, Series A, 5.20%, 1/01/18 ..........           700,000           543,025
   National Benevolent Association, Refunding, Series A, 5.25%, 1/01/27 ..........         1,180,000           861,164
   National Benevolent Association, Series B, 5.25%, 2/01/18 .....................           750,000           585,128
   National Benevolent Association, Series B, 5.25%, 2/01/28 .....................         2,500,000         1,816,450
   Oakbrook Manor, Series A, GNMA Secured, 7.25%, 4/01/11 ........................           350,000           357,616
   Oakbrook Manor, Series A, GNMA Secured, 7.625%, 4/01/26 .......................           885,000           897,257
   Parkview Medical Center Inc. Project, 5.25%, 9/01/18 ..........................         1,660,000         1,327,950
   Parkview Medical Center Inc. Project, 5.30%, 9/01/25 ..........................         1,615,000         1,253,547
   PSL Health System Project, Series B, Pre-Refunded, 8.50%, 2/15/21 .............         1,000,000         1,058,340
Colorado HFA,
   GO, Series A, 7.50%, 5/01/29 ..................................................         1,000,000         1,029,470
   MF, Series A, 6.80%, 8/01/14 ..................................................         3,030,000         3,104,871
   MF, Series A, 6.85%, 8/01/24 ..................................................         5,790,000         5,921,723
   MF, Series A, 6.875%, 8/01/30 .................................................         2,300,000         2,350,071
   MF, Series A-2, 6.00%, 10/01/28 ...............................................         1,000,000           973,320
   MF, Series A-2, FHA Insured, 5.45%, 10/01/29 ..................................         1,000,000           897,090
   SF Program, Refunding, Series A-2, MBIA Insured, 5.625%, 11/01/23 .............         4,000,000         3,796,840
   SF Program, Series A-2, 7.70%, 2/01/23 ........................................           200,000           205,458
   SF Program, Series A-3, 7.90%, 8/01/21 ........................................            80,000            81,800
   SF Program, Series C-2, 7.375%, 8/01/10 .......................................           475,000           486,367
Colorado Public Highway Authority Revenue, Highway E-470, Refunding,
   Senior Series A, MBIA Insured, 5.25%, 9/01/18 .................................         3,000,000         2,760,060
   Series A, MBIA Insured, 5.00%, 9/01/26 ........................................         3,120,000         2,628,787
Colorado Springs Airport Revenue, Series A, MBIA Insured, 5.25%, 1/01/22 .........         2,500,000         2,239,725
Colorado Springs Hospital Revenue, Refunding, MBIA Insured, 6.00%,
   12/15/15 ......................................................................         5,575,000         5,643,461
   12/15/24 ......................................................................        10,955,000        10,773,476



FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)



                                                                                                   PRINCIPAL
FRANKLIN COLORADO TAX-FREE INCOME FUND                                                              AMOUNT            VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Colorado Springs Utilities Revenue,
   Refunding and Improvement, Series A, 5.25%, 11/15/22 ...................................       $ 1,000,000       $   898,440
   Refunding and Improvement, Series A, 5.375%, 11/15/26 ..................................        16,920,000        15,394,324
   Series A, 5.75%, 11/15/23 ..............................................................         1,450,000         1,407,878
   sub. lien, Series A, 5.75%, 11/15/28 ...................................................        11,720,000        11,273,468
Colorado State Board of Community Colleges and Occupational Education Revenue,
  Red Rocks Community College Project,
 AMBAC Insured, Pre-Refunded, 6.00%, 11/01/19 .............................................         1,090,000         1,140,892
Colorado Water Resource and Power Development Authority Clean Water Revenue, Series A,
   6.15%, 9/01/11 .........................................................................         1,765,000         1,852,597
   6.30%, 9/01/14 .........................................................................         1,000,000         1,045,170
   5.80%, 9/01/17 .........................................................................         2,000,000         2,014,500
Colorado Water Resource and Power Development Authority Small Water Resource Revenue,
   Series A, FGIC Insured,
   6.70%, 11/01/12 ........................................................................           750,000           785,520
(b)5.80%, 11/01/20 .........................................................................         2,000,000         1,980,820
Denver City and County Airport Revenue,
   Series A, 7.50%, 11/15/23 ..............................................................         3,315,000         3,516,784
   Series A, 8.50%, 11/15/23 ..............................................................         3,645,000         3,786,462
   Series A, MBIA Insured, 5.60%, 11/15/20 ................................................         2,000,000         1,887,600
   Series A, Pre-Refunded, 7.50%, 11/15/12 ................................................         3,000,000         3,258,510
   Series A, Pre-Refunded, 7.50%, 11/15/23 ................................................           685,000           763,981
   Series A, Pre-Refunded, 8.50%, 11/15/23 ................................................           355,000           372,281
   Series D, 7.75%, 11/15/13 ..............................................................         1,000,000         1,135,580
   Series E, MBIA Insured, 5.50%, 11/15/25 ................................................         3,750,000         3,468,638
Denver City and County IDR, University of Denver Project, 7.50%, 3/01/11 ..................         1,880,000         1,947,266
Denver City and County MFHR, The Boston Lofts Project, Series A, FHA Insured,
  5.75%, 10/01/27 .........................................................................         1,500,000         1,403,760
Denver City and County Revenue, Children's Hospital Association Project, FGIC
  Insured, 6.00%, 10/01/15 ................................................................         3,150,000         3,172,019
Denver City and County Special Facilities Airport Revenue, United Airlines Inc. ...........
  Project, Series A, 6.875%, 10/01/32 .....................................................         2,000,000         1,947,940
Donala Water and Sanitary District GO, Improvement, Series B, Pre-Refunded, 6.50%, 12/01/14           995,000         1,043,775
Douglas County MFR, Housing Mortgage, Parker Hilltop Project, FHA Insured, 5.45%, 8/01/28 .         2,000,000         1,798,760
Douglas County School District No. 1 GO, Douglas and Elbert Counties, Improvement,
  Series A, MBIA Insured,
   6.50%, 12/15/16 ........................................................................           230,000           238,933
   Pre-Refunded, 6.50%, 12/15/16 ..........................................................         2,000,000         2,147,120
El Paso County School District GO, No. 38, 6.00%, 12/01/24 ................................         1,500,000         1,502,190
Fort Collins PCR, Anheuser-Busch Co. Project, Refunding, 6.00%, 9/01/31 ...................         5,000,000         4,930,350
Fremont County COP, Lease Purchase, MBIA Insured, 5.30%, 12/15/17 .........................         1,000,000           933,330
Frisco Fire Protection District, Refunding and Improvement, 7.20%, 12/01/05 ...............            30,000            30,000
Garfield County Building Corp. COP, AMBAC Insured, 5.75%,
   12/01/19 ...............................................................................         1,500,000         1,450,065
   12/01/24 ...............................................................................         1,000,000           950,600
Greeley MFR, Housing Mortgage, Creek Stone Project, FHA Insured, 5.95%, 7/01/28 ...........         1,000,000           951,400
Guam Airport Authority Revenue,
   Refunding, Series A, 6.375%, 10/01/10 ..................................................           400,000           414,848
   Series A, 6.50%, 10/01/23 ..............................................................           800,000           830,552
Guam Power Authority Revenue, Series A, Pre-Refunded, 6.375%, 10/01/08 ....................         1,000,000         1,057,670
Jefferson County District Wide Sales Tax Revenue, Local ID, MBIA Insured, 6.30%, 6/01/22 ..         7,450,000         7,501,182
Jefferson County Open Space Sales Tax Revenue, FGIC Insured, 5.00%, 11/01/18 ..............         1,000,000           892,680
Jefferson County SFMR, Refunding, Series A, MBIA Insured, 8.875%, 10/01/13 ................           200,000           206,594
La Junta Hospital Revenue, Ark Valley Regional Medical Center Project,
   5.75%, 4/01/14 .........................................................................         2,090,000         1,826,138
   6.00%, 4/01/19 .........................................................................         1,000,000           842,780
   6.10%, 4/01/24 .........................................................................         1,000,000           828,650
Lakewood MFHR Mortgage, FHA Insured Mortgage,
   6.65%, 10/01/25 ........................................................................         1,235,000         1,261,392
   6.70%, 10/01/36 ........................................................................         3,025,000         3,085,893
Larimer County COP, School District No. R1, Poudre, MBIA Insured, 5.65%, 12/01/16 .........         2,300,000         2,263,131
Las Animas County School District No. 1, Refunding,
   6.15%, 12/01/08 ........................................................................         1,000,000         1,030,440
   6.20%, 12/01/10 ........................................................................           935,000           966,584


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)



                                                                                                    PRINCIPAL
FRANKLIN COLORADO TAX-FREE INCOME FUND                                                               AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 Logan County SFMR, Refunding, Series A, 8.50%, 11/01/11 ..................................       $    105,000       $    106,747
 Metex Metropolitan District GO, Refunding, Series A, MBIA Insured, 5.80%, 12/01/16 .......            500,000            500,315
 Montrose County COP, 6.35%, 6/15/06 ......................................................          1,850,000          1,914,214
 Mountain College Residence Hall Revenue Authority, MBIA Insured, 5.75%, 6/01/23 ..........          3,000,000          2,877,330
 Postsecondary Educational Facilities Authority Revenue, Auraria Foundation Project,
   FSA Insured, 6.00%, 9/01/15 ............................................................          1,000,000          1,011,630
 Pueblo Board Waterworks Water Revenue, Improvement, Series A, FSA Insured, 6.00%, 11/01/21          4,300,000          4,299,570
 Pueblo County, MBIA Insured, 6.00%, 6/01/16 ..............................................          4,395,000          4,440,049
 Pueblo County COP, Public Parking, 6.90%, 7/01/15 ........................................            500,000            498,065
 Pueblo County School District No. 70 GO, Pueblo Rural, AMBAC Insured, Pre-Refunded,
   6.40%, 12/01/14 ........................................................................          1,000,000          1,060,990
 Pueblo Urban Renewal Authority Tax Increment Revenue, Refunding, AMBAC Insured, 6.10%,
   12/01/15 ...............................................................................          1,000,000          1,014,250
 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
   Pre-Refunded, 9.00%, 7/01/09 ...........................................................             55,000             62,888
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
   Financing Authority Industrial Revenue,
  Guaynabo Municipal Government, 5.625%, 7/01/22 ..........................................          1,335,000          1,202,581
 Regional Transportation District Sales Tax Revenue, FGIC Insured, 6.25%, 11/01/12 ........            160,000            165,910
 Southwestern SFMR, Refunding, Series A, 7.375%, 9/01/11 ..................................            285,000            291,398
 Stonegate Village Metropolitan District, Refunding and Improvement, Series A,
   FSA Insured, 5.60%, 12/01/25 ...........................................................          3,000,000          2,824,650
 Summit County SFMR, Series A, 7.50%, 12/01/11 ............................................             70,000             71,536
 Summit County Sports Facilities Revenue, Keystone Resorts Project, Ralston
   Purina Co., Refunding, 7.875%, 9/01/08 .................................................          2,750,000          3,124,523
 University of Colorado Hospital Authority Revenue,
    Refunding, Series A, AMBAC Insured, 5.25%, 11/15/22 ...................................         10,000,000          8,849,900
    Series A, AMBAC Insured, 5.00%, 11/15/29 ..............................................         11,865,000          9,914,038
 University of Colorado Revenues, Enterprise System, Refunding, Series A, MBIA
   Insured, 5.00%, 6/01/24 ................................................................          3,375,000          2,892,679
 University of Northern Colorado Authority Facilities System Revenue, MBIA
   Insured, 5.60%, 6/01/24 ................................................................          2,000,000          1,876,440
 Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A,
    5.40%, 10/01/12 .......................................................................          2,500,000          2,341,450
    5.50%, 10/01/22 .......................................................................          2,500,000          2,155,800
 Westminster City Sales and Use Tax Revenue,
    Refunding and Improvement, FGIC Insured, 7.00%, 12/01/08 ..............................          2,000,000          2,050,460
    Storm Project, Refunding and Improvement, Series A, 5.60%, 12/01/16 ...................          1,500,000          1,483,800
 Westminster COP, Ice Centre Project, AMBAC Insured, 5.40%, 1/15/23 .......................          4,400,000          4,032,639
 Widefield Water and Sanitary District Water and Sewage Revenue, Refunding and
   Improvement, Series A, MBIA Insured,
   5.70%, 12/01/16 ........................................................................          2,000,000          1,978,560
                                                                                                                     ------------
 TOTAL LONG TERM INVESTMENTS (COST $289,853,890) ..........................................                           281,197,421
                                                                                                                     ------------
(a)SHORT TERM INVESTMENTS .5%
 Colorado Health Facility Authority, Hospital Revenue, Boulder County Hospital
   Project, Series B, Weekly VRDN and Put, 3.90%, 10/01/14 ................................          1,170,000          1,170,000
 Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured,
   Weekly VRDN and Put, 2.35%, 12/01/15 ...................................................            100,000            100,000
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A,
   AMBAC Insured, Weekly VRDN and Put,
     3.00%, 7/01/28 .......................................................................            100,000            100,000
                                                                                                                     ------------
 TOTAL SHORT TERM INVESTMENTS (COST $1,370,000) ...........................................                             1,370,000
                                                                                                                     ------------
 TOTAL INVESTMENTS (COST $291,223,890) 99.1% ..............................................                           282,567,421
 OTHER ASSETS, LESS LIABILITIES .9% .......................................................                             2,559,924
                                                                                                                     ------------
 NET ASSETS 100.0% ........................................................................                          $285,127,345
                                                                                                                     ============


See glossary of terms on page 123.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.



FRANKLIN TAX-FREE TRUST

Financial Highlights


FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

                                                                               YEAR ENDED FEBRUARY 29,
                                               ------------------------------------------------------------------------------------
CLASS A                                            2000(a)            1999               1998             1997              1996(d)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........  $  11.27           $  11.23           $  10.92         $  10.96         $   10.64
                                               ------------------------------------------------------------------------------------

Income from investment operations:
 Net investment income ......................       .56                .58                .60              .61               .62
 Net realized and unrealized gains (losses) .     (1.21)               .04                .32             (.02)              .32
                                               ------------------------------------------------------------------------------------

Total from investment operations ............      (.65)               .62                .92              .59               .94
                                               ------------------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................      (.56)              (.58)(e)           (.60)            (.63)             (.62)
 In excess of net investment income .........        --                 --               (.01)              --                --
                                               ------------------------------------------------------------------------------------

Total distributions .........................      (.56)              (.58)              (.61)            (.63)             (.62)
                                               ------------------------------------------------------------------------------------
Net asset value, end of year ................  $  10.06           $  11.27           $  11.23         $  10.92         $   10.96
                                               ====================================================================================


Total return(b) .............................     (5.90)%             5.62%              8.62%            5.52%             9.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............  $207,745           $245,016           $203,643         $183,649         $ 167,045
Ratios to average net assets:
 Expenses ...................................       .71%               .72%               .73%             .72%              .73%
 Net investment income ......................      5.26%              5.08%              5.41%            5.62%             5.70%
Portfolio turnover rate .....................     30.61%              5.87%             18.54%           14.53%             3.88%


CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........  $  11.30           $  11.26           $  10.94         $  10.97         $   10.65
                                               ------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................       .50                .52                .55              .60               .47
 Net realized and unrealized gains (losses) .     (1.20)               .03                .31             (.07)              .31
                                               ------------------------------------------------------------------------------------
Total from investment operations ............      (.70)               .55                .86              .53               .78
                                               ------------------------------------------------------------------------------------
Less distributions from net investment income      (.50)              (.51)(e)           (.54)            (.56)             (.46)
                                               ------------------------------------------------------------------------------------
Net asset value, end of year ................  $  10.10           $  11.30           $  11.26         $  10.94         $   10.97
                                               ====================================================================================


Total return(b) .............................     (6.32)%             5.02%              8.08%            5.03%             7.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............  $ 25,007           $ 23,443           $  8,636         $  4,149         $   1,656
Ratios to average net assets:
 Expenses ...................................      1.26%              1.28%              1.29%            1.29%             1.30%(c)
 Net investment income ......................      4.73%              4.53%              4.85%            5.01%             5.12%(c)
Portfolio turnover rate .....................     30.61%              5.87%             18.54%           14.53%             3.88%

(a)      Based on average shares outstanding.

(b) Total return does not reflect sales commissions or contingent deferred sales charges, and is not annualized for periods less than one year.

(c)      Annualized

(d)      For the period May 1, 1995 (effective date) to February 29, 1996 for
         Class C.

(e) Includes distributions in excess of net investment income in the amount of $.002.

                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000



                                                                                                   PRINCIPAL
FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                           AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 99.0%
Bridgeport GO,
   Series A, 7.25%, 6/01/00 ..............................................................       $   300,000       $   302,010
   Series A, FGIC Insured, 5.875%, 7/15/19 ...............................................         1,000,000         1,002,970
   Series B, 7.55%, 11/15/00 .............................................................           715,000           719,662
   Series B, Pre-Refunded, 7.75%, 11/15/10 ...............................................         3,750,000         3,916,050
Connecticut State Development Authority First Mortgage Gross Revenue, Health Care Project,
  Baptist Homes Inc. Project, Refunding, Asset Guaranty, 5.625%, 9/01/22 .................         2,000,000         1,859,200
Connecticut State Development Authority First Mortgage Revenue, Health Care Project,
   Church Homes Inc., Refunding, 5.80%, 4/01/21 ..........................................         4,000,000         3,318,120
   Elim Park Baptist Home, Refunding, Series A, 5.375%, 12/01/18 .........................         1,100,000           885,456
Connecticut State Development Authority Revenue, Life Care Facilities, Seabury Project,
  Refunding, Asset Guaranty, 5.00%, 9/01/21 ..............................................         2,000,000         1,660,800
Connecticut State Development Authority Solid Waste Disposal Facilities Revenue, Pfizer
  Inc. Project, 7.00%, 7/01/25 ...........................................................         2,000,000         2,162,820
Connecticut State Development Authority Water Facility Revenue, Bridgeport Hydraulic Co.
  Project,
   6.15%, 4/01/35 ........................................................................         1,000,000           959,780
   6.00%, 9/01/36 ........................................................................        10,000,000         9,384,300
   Refunding, 7.25%, 6/01/20 .............................................................         1,000,000         1,024,290
Connecticut State Health and Educational Facilities Authority Revenue,
   Abbot Terrace Health Center Project, Series A, 6.00%, 11/01/14 ........................         2,000,000         2,021,320
   Brunswick School, Series A, MBIA Insured, 5.00%, 7/01/29 ..............................         5,000,000         4,204,450
   Capital Assets, Series C, MBIA Insured, 7.00%, 1/01/20 ................................         1,265,000         1,302,545
   Capital Assets, Series C, MBIA Insured, Pre-Refunded, 7.00%, 1/01/20 ..................           200,000           208,274
   Catholic Health East, Series F, MBIA Insured, 5.75%, 11/15/29 .........................         3,250,000         3,111,648
   Child Care Facilities Program, Series C, AMBAC Insured, 5.625%, 7/01/29 ...............         1,250,000         1,175,738
   Choate Rosemary Hall, Series A, MBIA Insured, Pre-Refunded, 7.00%, 7/01/25 ............         1,500,000         1,631,085
   Danbury Hospital Issue, Refunding, Series G, AMBAC Insured, 5.75%, 7/01/29 ............         1,500,000         1,436,445
   Eastern Connecticut Health Network, Refunding, Series A, Asset Guaranty, 6.00%, 7/01/25         9,195,000         8,995,101
   Fairfield University, Series I, MBIA Insured, 5.25%, 7/01/25 ..........................         2,500,000         2,245,225
   Fairfield University, Series I, MBIA Insured, 5.50%, 7/01/29 ..........................         8,000,000         7,429,600
   Greenwich Hospital, Series A, MBIA Insured, 5.75%, 7/01/16 ............................         1,000,000           990,520
   Greenwich Hospital, Series A, MBIA Insured, 5.80%, 7/01/26 ............................         2,500,000         2,408,400
   Hartford University, Series C, Pre-Refunded, 8.00%, 7/01/18 ...........................         1,275,000         1,380,430
   Hartford University, Series D, 6.80%, 7/01/22 .........................................         5,000,000         5,010,450
   Hebrew Home and Hospital, Series B, FHA Insured, 5.15%, 8/01/28 .......................         3,800,000         3,216,396
   Horace Bushnell Memorial Hall, Series A, MBIA Insured, 5.625%, 7/01/29 ................         1,000,000           940,590
   Hospital for Special Care, Refunding, Series B, 5.375%, 7/01/17 .......................         7,205,000         5,852,766
   Hospital for Special Care, Refunding, Series B, 5.50%, 7/01/27 ........................        17,000,000        13,070,960
   Lutheran General Health Care System, ETM, 7.375%, 7/01/19 .............................           500,000           571,480
   New Britain Memorial Hospital, Series A, Pre-Refunded, 7.75%, 7/01/22 .................         1,000,000         1,082,980
   New Horizons Village Project, 7.30%, 11/01/16 .........................................         2,905,000         3,171,040
   Quinnipiac College, Series C, Pre-Refunded, 7.75%, 7/01/20 ............................           960,000           989,942
   Sacred Heart University, Refunding, Series E, Asset Guaranty, 5.00%, 7/01/28 ..........         4,000,000         3,327,720
   Sacred Heart University, Series C, 6.50%, 7/01/16 .....................................           235,000           239,966
   Sacred Heart University, Series C, 6.625%, 7/01/26 ....................................           785,000           790,636
   Sacred Heart University, Series C, Pre-Refunded, 6.50%, 7/01/16 .......................           765,000           825,580
   Sacred Heart University, Series C, Pre-Refunded, 6.625%, 7/01/26 ......................         6,215,000         6,748,496
   Sacred Heart University, Series D, Pre-Refunded, 6.20%, 7/01/27 .......................         1,000,000         1,065,720
   St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 ..............................         4,615,000         3,685,078
   St. Mary's Hospital, Refunding, Series E, 5.875%, 7/01/22 .............................         3,510,000         2,895,996
   Taft School, Series A, Pre-Refunded, 7.375%, 7/01/20 ..................................         1,000,000         1,029,990
   Trinity College, Series E, MBIA Insured, 5.875%, 7/01/26 ..............................         3,200,000         3,176,384
   University Connecticut Foundation, Series A, 5.375%, 7/01/29 ..........................         1,250,000         1,122,138
   Veterans Memorial Medical Center, Series A, MBIA Insured, 5.50%, 7/01/26 ..............         1,000,000           924,220
   Windham Community Memorial Hospital, Series C, 6.00%, 7/01/20 .........................         8,000,000         6,928,800
   Yale New Haven Hospital, Refunding, Series H, MBIA Insured, 5.70%, 7/01/25 ............         4,500,000         4,296,780
   Yale New Haven Hospital, Series F, MBIA Insured, Pre-Refunded, 7.10%, 7/01/25 .........         7,000,000         7,206,080
Connecticut State HFA, Housing Mortgage Finance Program,
   Series B, 6.75%, 11/15/23 .............................................................        14,705,000        15,397,753
   Series C-1, 6.60%, 11/15/23 ...........................................................           440,000           454,617
   Series C-2, 6.25%, 11/15/18 ...........................................................         1,500,000         1,531,635


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)



                                                                                               PRINCIPAL
FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                       AMOUNT              VALUE
-----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

Connecticut State HFA, Housing Mortgage Finance Program, (cont.)
   Series C-2, 6.70%, 11/15/22 ........................................................       $  1,325,000       $  1,350,957
   Series E, 6.30%, 5/15/17 ...........................................................          2,215,000          2,259,522
   Sub Series B-1, 6.30%, 5/15/25 .....................................................            700,000            707,980
   Sub Series B-1, 5.30%, 11/15/28 ....................................................          1,700,000          1,527,501
   Sub Series C-2, 5.85%, 11/15/28 ....................................................          1,445,000          1,366,334
   Sub Series D-1, 5.55%, 11/15/28 ....................................................          1,000,000            920,200
   Sub Series E-2, 5.20%, 11/15/21 ....................................................          1,840,000          1,646,487
   Sub Series G-1, 6.20%, 11/15/16 ....................................................          1,150,000          1,161,983
Connecticut State Higher Education Supplemental Loan Authority Revenue, Family
  Education Loan Program, Series A,
   7.00%, 11/15/05 ....................................................................            705,000            723,774
   7.20%, 11/15/10 ....................................................................            215,000            220,558
   7.50%, 11/15/10 ....................................................................            340,000            344,104
   AMBAC Insured, 6.00%, 11/15/18 .....................................................          2,000,000          2,001,460
Connecticut State Housing Authority, Housing Finance Project, Series B, 6.10%, 11/15/31          2,715,000          2,651,469
Eastern Connecticut Resource Recovery Authority Solid Waste Revenue, Wheelabrator
  Lisbon Project, Series A, 5.50%, 1/01/15 ............................................          8,000,000          6,850,160
Griswold GO, AMBAC Insured, 7.50%, 4/01/06 ............................................            200,000            225,472
Guam Airport Authority Revenue, Series B,
   6.60%, 10/01/10 ....................................................................            250,000            261,943
   6.70%, 10/01/23 ....................................................................          1,300,000          1,360,658
Guam Power Authority Revenue,
   Refunding, Series A, 5.25%, 10/01/34 ...............................................          4,000,000          3,357,600
   Series A, Pre-Refunded, 6.75%, 10/01/24 ............................................          5,500,000          6,026,735
New Haven GO, Series A, Pre-Refunded, 7.40%, 3/01/12 ..................................          4,545,000          4,856,196
Plainfield GO,
   Series 1988, 7.30%, 9/01/10 ........................................................            150,000            157,895
   Series 1991, 7.25%, 9/01/05 ........................................................            335,000            352,990
   Series 1991, 7.30%, 9/01/07 ........................................................            335,000            352,782
   Series 1991, 7.30%, 9/01/09 ........................................................            335,000            352,979
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series
   A, 5.00%, 7/01/38 ..................................................................          2,500,000          2,050,125
Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23 .......            775,000            795,561
Puerto Rico Industrial Tourist Educational Medical and Environmental Control
 Facilities Financing Authority Industrial Revenue, Guaynabo Warehouse, Series A,
 5.15%, 7/01/19 .......................................................................          4,845,000          4,144,801
Puerto Rico Municipal Finance Agency, Series A, Pre-Refunded, 6.50%, 7/01/19 ..........          5,000,000          5,391,300
Stratford GO, Unlimited Tax, Pre-Refunded, 7.30%, 3/01/12..............................          1,130,000          1,184,319
Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
   10/01/13 ...........................................................................          2,500,000          2,332,100
   10/01/22 ...........................................................................          2,500,000          2,155,800
Virgin Islands Water and Power Authority Electric System Revenue,
   Refunding, 5.30%, 7/01/18 ..........................................................          1,500,000          1,353,239
   Refunding, 5.30%, 7/01/21 ..........................................................          1,000,000            883,459
   Series A, Pre-Refunded, 7.40%, 7/01/11 .............................................          5,780,000          6,085,645
Waterbury GO, Pre-Refunded,
   7.25%, 3/01/04 .....................................................................            785,000            821,564
   7.50%, 3/01/07 .....................................................................            780,000            818,211
                                                                                                                 ------------
TOTAL LONG TERM INVESTMENTS (COST $241,347,443) .......................................                           230,344,295
                                                                                                                 ------------
(a)SHORT TERM INVESTMENTS .1%
Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured,
Weekly VRDN and Put, 2.35%, 12/01/15 (COST $200,000) ..................................            200,000            200,000
                                                                                                                 ------------
TOTAL INVESTMENTS (COST $241,547,443) 99.1% ...........................................                           230,544,295
OTHER ASSETS, LESS LIABILITIES .9% ....................................................                             2,208,349
                                                                                                                 ------------
NET ASSETS 100.0% .....................................................................                          $232,752,644
                                                                                                                 ============

SEE GLOSSARY OF TERMS ON PAGE 123.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS



FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                                                         YEAR ENDED FEBRUARY 29,
                                                        ----------------------------------------------------------------------------
                                                               2000(a)          1999             1998            1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................    $     11.30      $     11.25      $     10.94      $    10.95      $  10.48
                                                        ----------------------------------------------------------------------------

Income from investment operations:
 Net investment income .............................            .51              .51              .53             .55           .55
 Net realized and unrealized gains (losses) ........           (.78)             .06              .33            (.01)          .47
                                                        ----------------------------------------------------------------------------
Total from investment operations ...................           (.27)             .57              .86             .54          1.02
                                                        ----------------------------------------------------------------------------
Less distributions from net investment income ......           (.51)            (.52)            (.55)           (.55)         (.55)
                                                        ----------------------------------------------------------------------------
Net asset value, end of year .......................    $     10.52      $     11.30      $     11.25      $    10.94      $  10.95
                                                        ===========================================================================

Total return(b).....................................          (2.43)%           5.17%            8.02%           5.12%         9.93%

Ratios/supplemental data
Net assets, end of year (000's) ....................    $   170,907      $   195,598      $   139,545      $  104,715      $ 85,967
Ratios to average net assets:
 Expenses ..........................................            .73%             .75%             .75%            .68%          .65%
 Expenses excluding waiver and payments by affiliate            .75%             .78%             .82%            .84%          .85%
 Net investment income .............................           4.72%            4.53%            4.83%           5.16%         5.12%
Portfolio turnover rate ............................          31.27%           16.57%           23.32%          22.54%         3.35%


(a)      Based on average shares outstanding.

(b) Total return does not reflect sales commissions or contingent deferred sales charges, and is not annualized for periods less than one year.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000



                                                                                                           PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                     AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 99.1%
BONDS 96.9%
ALABAMA .6%
Morgan County Decatur Health Care Authority Hospital Revenue, Refunding, Connie
  Lee Insured, 5.80%, 3/01/04 .........................................................................   $ 1,000,000    $ 1,023,200
                                                                                                                         -----------
ALASKA .3%
Alaska State HFC, Collateral, Veteran's Mortgage Program, First Series, 5.80%, 6/01/04 ................       375,000        383,865
Anchorage Parking Authority Revenue, 5th Avenue Garage Lease Project, Refunding, 6.50%, 12/01/02 ......       145,000        149,427
                                                                                                                         -----------
                                                                                                                             533,292
                                                                                                                         -----------
ARIZONA .9%
Maricopa County COP, 5.625%, 6/01/00 ..................................................................       330,000        330,604
Maricopa County GO, School District No. 40, Glendale Improvement, 6.10%, 7/01/08 ......................     1,000,000      1,044,190
Mohave County IDA, Hospital Systems Revenue, Medical Environments Inc., Phoenix Hospital and
  Medical Center, Refunding, ETM, 6.00%, 7/01/00 ......................................................       200,000        201,254
Phoenix HFC, Mortgage Revenue, Project A, Refunding, MBIA Insured, 6.00%, 7/01/02 .....................        30,000         30,616
                                                                                                                         -----------
                                                                                                                           1,606,664
                                                                                                                         -----------
ARKANSAS .6%
Conway Hospital Revenue, Conway Regional Medical Improvement, Refunding, Series A, 6.20%, 8/01/17 .....     1,105,000      1,023,009
                                                                                                                         -----------
CALIFORNIA 7.0%
ABAG Finance Corp. COP, ABAG XXVI, Series B, 6.30%, 10/01/02 ..........................................       100,000        103,200
Bakersfield PFA Revenue, Refunding, Series A, 5.80%, 9/15/05 ..........................................     3,000,000      3,089,490
California Educational Facilities Authority Revenue, Pooled College and University Financing,
  Refunding, Series B, 5.90%, 6/01/03 .................................................................     1,500,000      1,544,355
California Statewide CDA Revenue, COP, Health Facilities, Barton Memorial Hospital, Refunding,
  Series B, 6.40%, 12/01/05 ...........................................................................       300,000        309,216
Coastside County Water District 1915 Act GO, Crystal Springs Project, Refunding,
   5.10%, 9/02/03 .....................................................................................       475,000        472,749
   5.30%, 9/02/05 .....................................................................................       605,000        598,200
Fresno Joint Powers Financing Authority Local Agency Revenue, Refunding, Series A, 6.00%, 9/02/01 .....       700,000        704,865
Los Angeles County Transport Commission COP, Series B, 5.90%, 7/01/00 .................................       100,000        100,684
San Diego Port Facilities Revenue, National Steel and Shipbuilding Co., Refunding, 6.60%, 12/01/02 ....       100,000        102,296
San Francisco City and County RDA, Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.125%, 7/01/02        40,000         39,983
San Francisco Downtown Parking Corp. Parking Revenue, 6.25%, 4/01/04 ..................................       200,000        210,842
San Joaquin County COP, General Hospital Project, ETM, 5.90%, 9/01/03 .................................       200,000        208,108
San Ramon Valley USD, COP, Measure A, Capital Project, Series A, 5.95%, 10/01/01 ......................     1,110,000      1,137,439
Santa Clara 1915 Act, Reassessment District 187, Refunding, Series 1,
   5.00%, 9/02/06 .....................................................................................       465,000        445,331
   5.25%, 9/02/11 .....................................................................................     1,000,000        933,160
Snowline Joint USD, COP, ETM,
   5.60%, 7/01/01 .....................................................................................       260,000        263,965
   5.70%, 7/01/02 .....................................................................................       275,000        281,526
   5.80%, 7/01/03 .....................................................................................       290,000        299,880
Solano County COP, Justice Facility and Public Building Project, Refunding, 5.875%, 10/01/05 ..........       400,000        408,500
Southern California Rapid Transit District Revenue, Special Benefit AD A2, 6.00%, 9/01/02 .............       100,000        102,530
Susanville PFA Revenue, Series A, AMBAC Insured,
   5.90%, 9/01/02 .....................................................................................        25,000         25,707
   6.00%, 9/01/03 .....................................................................................       100,000        102,831
Tahoe City PUD, COP, Capital Facilities Project, Series B, 6.05%, 6/01/01 .............................       500,000        507,660
                                                                                                                         -----------
                                                                                                                          11,992,517
                                                                                                                         -----------
COLORADO 1.1%
Denver City and County Airport Revenue, Series C, 6.25%, 11/15/00 .....................................       335,000        338,276
Montrose County COP, 6.20%, 6/15/03 ...................................................................     1,500,000      1,543,230
                                                                                                                         -----------
                                                                                                                           1,881,506
                                                                                                                         -----------
CONNECTICUT 3.1%
Connecticut State Health and Educational Facilities Authority Revenue, Sacred Heart University,
   Refunding, Series C, 6.00%, 7/01/05 ................................................................       135,000        137,445
   Series C, ETM, 6.00%, 7/01/05 ......................................................................       425,000        440,810
Connecticut State HFA, Housing Mortgage Finance Program, Series C-2, 6.00%, 11/15/10 ..................     2,000,000      2,038,660
Stamford Housing Authority MFR, Fairfield Apartments Project, 4.75%, 12/01/28 .........................     3,000,000      2,700,270
                                                                                                                         -----------
                                                                                                                           5,317,185
                                                                                                                         -----------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                           PRINCIPAL
     FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                 AMOUNT         VALUE
     -------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     FLORIDA 5.6%
     Alachua County Health Facilities Authority Revenue, Santa Fe Health Systems Project,
      Pre-Refunded, 6.875%, 11/15/02 ..................................................................    $  90,000   $    92,813
  (b)Florida State Board of Education Capital Outlay, Public Education, Refunding, Series D, 5.50%,
        6/01/08 .......................................................................................      850,000       846,583
        6/01/10 .......................................................................................      945,000       935,446
        6/01/11 .......................................................................................      200,000       198,328
        6/01/12 .......................................................................................      200,000       197,008
        6/01/13 .......................................................................................      200,000       195,570
        6/01/14 .......................................................................................      200,000       194,974
     Meadow Pointe II CDD, Capital Improvement Revenue, Series A, 5.25%, 8/01/03 ......................    1,755,000     1,694,470
     Nassau County PCR, ITT Rayonier Inc. Project, Refunding, 6.25%, 6/01/10 ..........................    1,000,000     1,005,420
     Northern Palm Beach County Water Control District Revenue, Unit Development No. 31,
        Program 1, Refunding, 6.60%, 11/01/03 .........................................................      405,000       413,772
        Program 2, Refunding, 6.60%, 11/01/03 .........................................................      320,000       326,931
     Palm Beach County IDR, Lourdes-Noreen Mckeen Residence, Geriatric Care Inc. Project,
        6.20%, 12/01/08 ...............................................................................      275,000       274,236
        6.30%, 12/01/09 ...............................................................................      580,000       579,304
  (c)Palm Beach County Solid Waste IDR, Okeelanta Power and Light Co. Project, Series A,
      6.375%, 2/15/07 .................................................................................    1,400,000       840,000
     Pembroke Pines Special Assessment, No. 94-1, 5.75%, 11/01/05 .....................................      785,000       795,134
     Tampa Bay Water Utility System Revenue, FGIC Insured, 5.75%, 10/01/15 ............................    1,000,000     1,008,360
                                                                                                                         ---------
                                                                                                                         9,598,349
                                                                                                                         ---------
     GEORGIA 2.4%
     Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.30%, 12/01/13 .......    1,020,000       862,798
     Fulton County Development Authority Special Facilities Revenue, Delta Airlines Inc. Project,
      Refunding, 6.85%, 11/01/07 ......................................................................      100,000       103,278
     Wayne County Development Authority PCR, ITT Rayonier Inc. Project, Refunding, 6.10%, 11/01/07 ....    3,105,000     3,127,883
                                                                                                                         ---------
                                                                                                                         4,093,959
                                                                                                                         ---------
     HAWAII 1.8%
     Hawaii State Department of Budget and Finance Special Purpose Revenue,
        Kaiser Permanente, Series A, 5.10%, 3/01/14 ...................................................    3,000,000     2,568,420
        Kapi 'Olani Health Obligation, 5.60%, 7/01/06 .................................................      500,000       491,095
                                                                                                                         ---------
                                                                                                                         3,059,515
                                                                                                                         ---------
     ILLINOIS 3.1%
     Chicago O'Hare International Airport Special Facilities Revenue, United Air Lines Project,
     Refunding, Series A, 5.35%, 9/01/16 ..............................................................    2,000,000     1,725,740
     Illinois Educational Facilities Authority Revenue, Columbia College, 5.875%, 12/01/03 ............      700,000       712,257
     Illinois HDA Revenue, Homeowner Mortgage, Sub Series A-1, 6.10%, 2/01/05 .........................      360,000       369,788
     Illinois Health Facilities Authority Revenue,
        St. Elizabeth's Hospital, 6.00%, 7/01/05 ......................................................      375,000       374,288
        Victory Health Services, Series A, 5.25%, 8/15/09 .............................................    1,170,000     1,082,683
     Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick Place
      Convention Center, 5.75%, 7/01/06...............................................................     1,000,000     1,023,630
                                                                                                                         ---------
                                                                                                                         5,288,386
                                                                                                                         ---------
     INDIANA 3.3%
     Franklin EDR, Hoover Universal Inc. Project, Johnson Controls, Refunding, 6.10%, 12/01/04 ........    2,000,000     2,057,700
     Indianapolis Local Public Improvement Bond, Refunding, Series D, 6.10%, 2/01/02 ..................      100,000       102,470
     Sullivan PCR, Indiana-Michigan Power Co. Project, Refunding, Series C, 5.95%, 5/01/09 ............    3,500,000     3,439,205
                                                                                                                         ---------
                                                                                                                         5,599,375
                                                                                                                         ---------
     IOWA .1%
     Iowa State Financial Authority Hospital Facilities Revenue, Trinity Regional Hospital Project,
      Refunding, ETM, 6.50%, 7/01/00...................................................................      100,000       100,397
                                                                                                                         ---------
     KENTUCKY 2.7%
     Ashland PCR, Ashland Inc. Project, Refunding, 5.70%, 11/01/09 ....................................    2,500,000     2,441,800
     Kenton County Airport Board Revenue, Special Facilities, Delta Airlines Inc. Project, Series A,
      6.75%, 2/01/02 ..................................................................................      100,000       102,105
     Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian Regional
      Health Center Facility, Refunding  and Improvement,
        5.70%, 10/01/10 ...............................................................................    1,000,000       841,610
        5.75%, 10/01/11 ...............................................................................    1,500,000     1,244,175
                                                                                                                         ---------
                                                                                                                         4,629,690
                                                                                                                         ---------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                              PRINCIPAL
     FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                    AMOUNT      VALUE
     -------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     LOUISIANA 2.2%
     Calcasieu Parish Public Trust Authority Mortgage Revenue, Refunding, Series B, 6.375%, 11/01/02 ......  $    5,000  $     5,118
     Louisiana Public Facilities Authority Revenue, Student Loan, Refunding, Series A-1,
      6.20%, 3/01/01 ......................................................................................      80,000       81,308
     Louisiana State Offshore Terminal Authority Deepwater Port Revenue, First Stage, Loop Inc.,
      Refunding, Series B, 6.20%, 9/01/03 .................................................................     100,000      102,516
     St. John's Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 .........................   4,000,000    3,549,000
                                                                                                                         -----------
                                                                                                                           3,737,942
                                                                                                                         -----------
     MARYLAND .1%
     Baltimore Economic Development Lease Revenue, Armistead Partnership, Refunding, Series A,
      6.75%, 8/01/02 ......................................................................................     125,000      127,350
                                                                                                                         -----------

     MASSACHUSETTS 8.3%
     Massachusetts State Development Finance Agency Resource, Recovery Revenue, Waste Management Inc.
      Project, Series B, 6.90%, 12/01/29 ..................................................................   3,000,000    2,962,200
     Massachusetts State Development Finance Agency Revenue, Loomis Community Project,
     First Mortgage, Refunding, Series A,  5.50%, 7/01/08 .................................................   3,225,000    2,976,836
     Massachusetts State Industrial Finance Agency Resource Recovery Revenue, Ogden Haverhill Project,
     Refunding, Series A,
        4.95%, 12/01/06 ...................................................................................   2,500,000    2,337,475
        5.15%, 12/01/07 ...................................................................................   2,000,000    1,867,520
        5.20%, 12/01/08 ...................................................................................   2,000,000    1,848,540
     Massachusetts State Industrial Finance Agency Revenue, D'Youville Senior Care, 5.50%, 10/01/12 .......   1,745,000    1,685,042
     New England Educational Loan Marketing Corp. Student Loan Revenue, Refunding, Series B,
      5.60%, 6/01/02 ......................................................................................     415,000      423,366
                                                                                                                         -----------
                                                                                                                          14,100,979
                                                                                                                         -----------
     MICHIGAN 1.9%
     Chippewa County Hospital Financing Authority Revenue, Chippewa County War Memorial Hospital,
      Refunding, Series B,
        5.30%, 11/01/07 ...................................................................................     815,000      753,851
        5.625%, 11/01/14 ..................................................................................     350,000      298,004
     Detroit GO, Refunding, Series B, 6.375%, 4/01/06 .....................................................   1,000,000    1,043,580
     Michigan State Hospital Finance Authority Revenue, Ascension Health Credit, Series A,
      MBIA Insured, 6.00%, 11/15/13 .......................................................................   1,200,000    1,225,524
                                                                                                                         -----------
                                                                                                                           3,320,959
                                                                                                                         -----------
     MINNESOTA .1%
     Minneapolis CDA, Supported Development Revenue, Common Bond Fund, Series 91-5A, 7.20%, 12/01/04 ......     200,000      208,584
                                                                                                                         -----------

     MISSISSIPPI 1.3%
     Perry County PCR, Leaf River Forest Project, Refunding, 5.20%, 10/01/12 ..............................   2,500,000    2,281,675
                                                                                                                         -----------
     MISSOURI 1.9%
     Lake of the Ozarks Community Bridge Corp. Bridge System Revenue, Refunding, 5.00%, 12/01/08 ..........   3,000,000    2,774,790
     West Plains IDA, Hospital Revenue, Ozarks Medical Center Project, Refunding, 5.00%, 11/15/04 .........     560,000      519,966
                                                                                                                         -----------
                                                                                                                           3,294,756
                                                                                                                         -----------
     NEBRASKA .8%
     Omaha Stadium Facilities Corp. Lease Revenue, Rosenblatt Stadium Project, Series A, 4.90%, 11/01/13 ..   1,100,000    1,008,359
     Wayne State College Revenue, Student Fees and Facilities, Refunding, MBIA Insured, 5.05%, 7/01/10 ....     365,000      355,525
                                                                                                                         -----------
                                                                                                                           1,363,884
                                                                                                                         -----------
     NEW HAMPSHIRE .7%
     New Hampshire Higher Education and Health Facilities Authority Revenue, New Hampshire Catholic
      Charities, Refunding, Series A,  5.10%, 8/01/04 .....................................................   1,160,000    1,118,263
                                                                                                                         -----------
     NEW JERSEY 3.3%
     Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue, Waste Management Inc.,
      Refunding, Project Series A,  6.85%, 12/01/29 .......................................................   2,625,000    2,609,906
     Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding, Series 1,
      5.90%, 1/01/15 ......................................................................................     975,000      917,105
     New Jersey EDA Revenue, Economic Growth, 2nd Series F-1, 6.00%, 12/01/02 .............................      55,000       55,658
     New Jersey Health Care Facilities Financing Authority Revenue, Monmouth Medical Center, Refunding,
      Series C, FSA Insured, ETM,  5.80%, 7/01/04 .........................................................   1,000,000    1,033,060
     New Jersey State Housing and Mortgage Finance Agency Revenue, SFMR, Home Buyer, Series Z,
      MBIA Insured, 5.35%, 4/01/11 ........................................................................   1,000,000      986,820
                                                                                                                         -----------
                                                                                                                           5,602,549
                                                                                                                         -----------
     NEW YORK 11.6%
     MTA Commuter Facilities Revenue, Services Contract, Refunding, Series R, 5.50%, 7/01/11 ..............   2,215,000    2,194,578
     MTA Transportation Facilities Revenue, Series A, 6.00%, 7/01/15 ......................................   1,500,000    1,511,565


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                              PRINCIPAL
     FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                    AMOUNT      VALUE
     -------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     NEW YORK (CONT.)
     New York City GO,
        Pre-Refunded, 6.50%, 8/01/04 ......................................................................  $  105,000  $   110,590
        Refunding, Series H, 5.90%, 8/01/09 ...............................................................     500,000      515,255
        Refunding, Series J, 6.00%, 8/01/08 ...............................................................   3,000,000    3,116,130
        Series B, 6.25%, 10/01/01 .........................................................................      75,000       76,848
        Series B, ETM, 6.25%, 10/01/01 ....................................................................      25,000       25,612
        Series C, 6.50%, 8/01/04 ..........................................................................     410,000      428,671
        Series C, 6.50%, 8/01/07 ..........................................................................   1,490,000    1,554,755
        Series C, Pre-Refunded, 6.50%, 8/01/07 ............................................................     360,000      379,166
        Series H, 7.00%, 2/01/05 ..........................................................................      30,000       31,539
        Series H, Pre-Refunded, 7.00%, 2/01/05 ............................................................     220,000      232,360
        Series J, 6.00%, 2/15/04 ..........................................................................   1,000,000    1,031,440
     New York City Health and Hospital Corp. Revenue, Refunding, Series A, 6.00%, 2/15/06 .................   2,500,000    2,463,150
     New York City IDA, Civic Facility Revenue, New York Blood Center Inc. Project, ETM, 6.80%, 5/01/02 ...      90,000       91,868
     New York State Dormitory Authority Revenue, Mental Health Services Facilities Improvement, Refunding,
      Series D, 5.60%, 2/15/07 ............................................................................     140,000      142,086
     New York State HFAR, Health Facilities, New York City, Refunding, Series A, 5.90%, 5/01/05 ...........   1,000,000    1,008,740
     New York State Tollway Authority Service Contract Revenue, Local Highway and Bridge,
        5.75%, 4/01/08 ....................................................................................     500,000      510,655
        5.75%, 4/01/09 ....................................................................................   1,150,000    1,169,987
        Pre-Refunded, 5.90%, 4/01/08 ......................................................................   1,000,000    1,054,980
     Oneida-Herkimer Solid Waste Management Authority Solid Waste Systems Revenue, Refunding,
      6.20%, 4/01/00 ......................................................................................     100,000      100,165
     Port Authority of New York and New Jersey Special Obligation Revenue, 3rd Installment,
      7.00%, 10/01/07 .....................................................................................   1,000,000    1,046,500
     Ulster County Resource Recovery Agency Solid Waste System Revenue, 5.90%, 3/01/07 ....................   1,100,000    1,111,341
                                                                                                                         -----------
                                                                                                                          19,907,981
                                                                                                                         -----------

     NORTH CAROLINA 4.2%
     Eastern Municipal Power Agency Power System Revenue,
        Refunding, Series D, 6.00%, 1/01/09 ...............................................................   1,000,000      993,820
        Series D, 6.45%, 1/01/14 ..........................................................................   1,000,000      994,470
     North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, Refunding,
      Series B, 6.50%, 1/01/09 ............................................................................   5,000,000    5,151,600
                                                                                                                         -----------
                                                                                                                           7,139,890
                                                                                                                         -----------
     OHIO 2.1%
     Franklin County Health Care Facilities Revenue, Presbyterian Retirement Services, Refunding,
        5.25%, 7/01/08 ....................................................................................     575,000      521,358
        5.40%, 7/01/10 ....................................................................................     775,000      671,933
        5.50%, 7/01/11 ....................................................................................     500,000      431,380
     University of Akron General Receipts, FGIC Insured, 5.75%, 1/01/14 ...................................   2,000,000    2,022,320
                                                                                                                         -----------
                                                                                                                           3,646,991
                                                                                                                         -----------
     OKLAHOMA 2.9%
     Jackson County Memorial Hospital Authority Revenue, Jackson County Memorial Hospital Project,
      Refunding, 6.75%, 8/01/04 ...........................................................................   1,525,000    1,504,397
     Okmulgee County Governmental Building Authority Sales Tax Revenue, First Mortgage,
      MBIA Insured,
        5.60%, 3/01/10 ....................................................................................   1,825,000    1,865,625
        6.00%, 3/01/15                                                                                          700,000      703,563
     Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding,
      5.75%, 8/15/06 ......................................................................................     895,000      860,507
                                                                                                                         -----------
                                                                                                                           4,934,092
                                                                                                                         -----------
     OREGON .8%
     Clackamas County Hospital Facilities Authority Revenue, Willamette View Inc. Project, Refunding,
      6.00%, 11/01/06 .....................................................................................     500,000      482,165
     Hillsborough Hospital Facilities Authority Revenue, Refunding, 5.75%, 10/01/12 .......................   1,000,000      939,430
                                                                                                                         -----------
                                                                                                                           1,421,595
                                                                                                                         -----------
     PENNSYLVANIA 4.7%
     Cambria County Hospital Development Authority Revenue, Conemaugh Valley Memorial Hospital,
      Refunding and Improvement, Series B, Connie Lee Insured, Pre-Refunded, 5.90%, 7/01/03 ...............     100,000      104,044
     Chartiers Valley Industrial and Commercial Development Authority Revenue, First Mortgage,
      Asbury Place Project, 6.25%, 2/01/06 ................................................................     200,000      200,084
     Clarion County Hospital Authority Revenue, Clarion Hospital Project, Refunding, 5.40%, 7/01/07 .......   1,135,000    1,037,628
     Delaware County IDA, PCR, Peco Energy Co. Project, Mandatory Put Refunding, Series A,
      5.20%, 4/01/21 ......................................................................................   1,000,000      978,870
     Montgomery County IDA, PCR, Series B, 5.30%, 10/01/34 ................................................   1,500,000    1,479,015

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                              PRINCIPAL
     FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                    AMOUNT      VALUE
     -------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     PENNSYLVANIA (CONT.)
     Northeastern Hospital and Educational Authority College Revenue, Kings College Project,
      Refunding, Series B, 5.60%, 7/15/03 .................................................................  $  410,000  $   412,464
     Pennsylvania State Higher Educational Facilities Authority Health Services Revenue,  University of
      Pennsylvania Health Services, Refunding, Series A,
        5.75%, 1/01/12 ....................................................................................   1,000,000      921,830
        5.875%, 1/01/15 ...................................................................................     800,000      714,552
     Philadelphia Gas Works Revenue, Refunding, Series A,
        5.70%, 7/01/00 ....................................................................................     300,000      301,170
        5.80%, 7/01/01 ....................................................................................     300,000      303,330
     Schuylkill County IDA, Resource Recovery Revenue, Schuylkill Energy Resources Inc., 6.50%, 1/01/10 ...   1,615,000    1,587,270
                                                                                                                         -----------
                                                                                                                           8,040,257
                                                                                                                         -----------
     SOUTH CAROLINA .6%
     Charleston County Resource Recovery Revenue, Foster Wheeler Charleston, Refunding,
      AMBAC Insured, 5.25%, 1/01/10 .......................................................................   1,000,000      979,650
                                                                                                                         -----------
     SOUTH DAKOTA .6%
     South Dakota HDA Revenue, Homeownership Mortgage, Series D, 6.05%, 5/01/04 ...........................     955,000      986,744
                                                                                                                         -----------
     TENNESSEE .4%
     Metropolitan Government of Nashville and Davidson County IDBR, Osco Treatment Inc., Refunding and
      Improvement, 6.00%, 5/01/03 .........................................................................     750,000      752,708
                                                                                                                         -----------
     TEXAS 3.5%
     Abilene Higher Educational Facilities Corp.,
        ETM, 5.90%, 10/01/05 ..............................................................................      65,000       67,366
        Higher Education Revenue, Abilene Christian, Refunding and Improvement, 5.90%, 10/01/05 ...........     720,000      735,019
     Houston ISD, Refunding, 5.50%, 8/15/09 ...............................................................   1,000,000    1,004,950
     North Central Health Facility Development Corp. Revenue, C.C. Young Memorial Home Project,
      Refunding, Series C, 6.10%, 2/15/06 .................................................................     400,000      391,804
     Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.35%, 11/01/10 .........   2,500,000    2,308,250
     Travis County Health Facilities Development Corp. Revenue, Ascension Health Credit, Refunding,
      Series A, MBIA Insured, 6.25%, 11/15/17 .............................................................   1,500,000    1,529,130
                                                                                                                         -----------
                                                                                                                           6,036,519
                                                                                                                         -----------
     U.S. TERRITORIES 6.4%
     District of Columbia GO,
        Refunding, Series A, 5.875%, 6/01/05 ..............................................................     385,000      390,586
        Series A, ETM, 5.875%, 6/01/05 ....................................................................     315,000      324,768
     Puerto Rico Electric Power Authority Revenue,
        Refunding, Series Q, 5.90%, 7/01/01 ...............................................................     100,000      101,661
        Series T, 6.00%, 7/01/04 ..........................................................................   1,345,000    1,403,561
     Virgin Islands PFA Revenue, senior lien, Refunding, Series A, 5.30%, 10/01/11 ........................   5,000,000    4,678,900
     Virgin Islands Water and Power Authority Water System Revenue, Refunding,
        4.875%, 7/01/06 ...................................................................................   2,000,000    1,885,820
        5.00%, 7/01/09 ....................................................................................   2,400,000    2,209,272
                                                                                                                         -----------
                                                                                                                          10,994,568
                                                                                                                         -----------
     UTAH .2%
     Salt Lake County College Revenue, Westminster College Project, 5.50%, 10/01/12 .......................    340,000       318,998

     VIRGINIA 3.6%
     Covington-Alleghany County IDA, PCR, Westvaco Corp. Project, Refunding, 5.85%, 9/01/04 ...............  2,800,000     2,856,392
     Virginia State HDA, Commonwealth Mortgage, Sub Series C-7,
        5.60%, 1/01/03 ....................................................................................  1,695,000     1,726,290
        5.70%, 1/01/04 ....................................................................................  1,475,000     1,507,878
                                                                                                                         -----------
                                                                                                                           6,090,560
                                                                                                                         -----------
     WASHINGTON 1.0%
     Marysville Water and Sewer Revenue, Refunding, MBIA Insured, 5.75%, 12/01/05 .........................    600,000       617,202
     Washington State Public Power Supply System Revenue, Nuclear Project No. 1, Refunding,
      Series A, AMBAC Insured, 5.70%, 7/01/09 .............................................................  1,000,000     1,013,800
                                                                                                                         -----------
                                                                                                                           1,631,002
                                                                                                                         -----------
     WEST VIRGINIA .8%
     West Virginia Public Energy Authority Energy Revenue, Morgantown Association Project,
      Series A, 5.05%, 7/01/08 ............................................................................  1,390,000     1,390,778
                                                                                                                         -----------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                            PRINCIPAL
    FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                   AMOUNT       VALUE
    -------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)

    WISCONSIN .3%
    Wisconsin State GO, Refunding, Series 1, 5.50%, 5/01/10  ..........................................    $  500,000  $    503,190
                                                                                                                       ------------
    TOTAL BONDS .......................................................................................                 165,679,508
                                                                                                                       ------------
    ZERO COUPON BONDS 2.2%
    Champaign County USD No. 116, Urbana, Series C, FGIC Insured, 1/01/10 .............................     3,305,000     1,904,176
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, senior lien, Refunding,
     Series A, 1/15/17 ................................................................................     3,000,000     1,855,530
                                                                                                                       ------------
    TOTAL ZERO COUPON BONDS ...........................................................................                   3,759,706
                                                                                                                       ------------
    TOTAL LONG TERM INVESTMENTS (COST $174,385,946)....................................................                 169,439,214
                                                                                                                       ------------
 (a)SHORT TERM INVESTMENTS 1.2%
    Community Development Administration MF Development Revenue, Avalon Ridge Apartments Project,
     Refunding, FNMA Insured, Weekly VRDN and Put, 3.90%, 6/15/26 .....................................       200,000       200,000
    Connecticut State Health and Educational Facilities Authority Revenue, Yale University, Series T-1,
     Weekly VRDN and Put, 3.85%, 7/01/29 ..............................................................       100,000       100,000
    Durham County GO, Weekly VRDN and Put, 3.90%, 5/01/08 .............................................       200,000       200,000
    Flint Hospital Building Authority Revenue, Hurley Medical Center, Series B, Weekly VRDN and Put,
     3.85%, 7/01/15 ...................................................................................       400,000       400,000
    Hapeville IDAR, Hapeville Hotel Ltd., Daily VRDN and Put, 3.80%, 11/01/15 .........................       400,000       400,000
    Maryland State Health and Higher Educational Facilities Authority Revenue, Adjustable Pooled Loan
     Program, Series B, Weekly VRDN and Put, 3.85%, 4/01/35 ...........................................       500,000       500,000
    Stevenson IDB, Environmental Improvement Revenue, The Mead Corp. Project, Series B,
     Weekly VRDN and Put, 3.95%, 4/01/33 ..............................................................       300,000       300,000
                                                                                                                       -------------
    TOTAL SHORT TERM INVESTMENTS (COST $2,100,000) ....................................................                   2,100,000
                                                                                                                       ------------
    TOTAL INVESTMENTS (COST $176,485,946) 100.3% ......................................................                 171,539,214
    OTHER ASSETS, LESS LIABILITIES (.3)% ..............................................................                    (632,011)
                                                                                                                       ------------
    NET ASSETS 100.0% .................................................................................                $170,907,203
                                                                                                                       ============

See glossary of terms on page 123.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(c) See Note 6 regarding defaulted securities.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                                                                  Year Ended February 29,
                                               -------------------------------------------------------------------------------
CLASS A                                           2000(a)           1999(d)           1998           1997             1996
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........  $     11.49      $     11.68       $     11.21    $     11.19      $     10.74
                                               -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................          .65              .66               .69            .71              .74
 Net realized and unrealized gains (losses) .        (1.08)            (.18)              .47            .04              .45
                                               -------------------------------------------------------------------------------
Total from investment operations ............         (.43)             .48              1.16            .75             1.19
                                               -------------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................         (.65)(e)         (.65)             (.68)          (.73)(f)         (.74)
 In excess of net investment income .........           --               --              (.01)            --               --
 Net realized gains .........................           --(g)          (.02)               --             --               --
                                               -------------------------------------------------------------------------------
Total distributions .........................         (.65)            (.67)             (.69)          (.73)            (.74)
                                               -------------------------------------------------------------------------------
Net asset value, end of year ................  $     10.41      $     11.49       $     11.68    $     11.21      $     11.19
                                               ===============================================================================
Total return(b) .............................        (3.81)%           4.21%            10.64%          7.01%           11.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............  $ 5,017,322      $ 5,988,204       $ 5,742,939    $ 4,505,258      $ 3,787,147
Ratios to average net assets:
 Expenses ...................................          .61%             .62%              .61%           .62%             .61%
 Net investment income ......................         5.92%            5.64%             5.98%          6.41%            6.68%
Portfolio turnover rate .....................        25.35%           18.55%            15.84%          6.98%            9.23%

CLASS B
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........  $     11.52      $     11.51
                                               ---------------------------------
Income from investment operations:
 Net investment income ......................          .59              .11
 Net realized and unrealized losses .........        (1.07)              --
                                               ---------------------------------
Total from investment operations ............         (.48)             .11
                                               ---------------------------------
Less distributions from:
 Net investment income ......................         (.59)(e)         (.10)
 Net realized gains .........................           --(g)            --
                                               ---------------------------------
 Total distributions ........................         (.59)            (.10)
                                               ---------------------------------
Net asset value, end of year ................  $     10.45      $     11.52
                                               =================================
Total return(b) .............................        (4.27)%            .96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............  $    92,099      $    15,487
Ratios to average net assets:
 Expenses ...................................         1.17%            1.18%(c)
 Net investment income ......................         5.44%            5.06%(c)
Portfolio turnover rate .....................        25.35%           18.55%

(a) Based on average shares outstanding.

(b) Total return does not reflect sales commissions or contingent deferred sales charges, and is not annualized for periods less than one year.

(c) Annualized

(d) For the period January 1, 1999 (effective date) to February 28, 1999 for Class B.

(e) Includes distributions in excess of net investment income in the amount of $.003.

(f) Includes distributions in excess of net investment income in the amount of $.008.

(g) The fund made a capital gain distribution of $.003.


FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND (CONT.)

                                                                     YEAR ENDED FEBRUARY 29,
                                               --------------------------------------------------------------------
CLASS C                                          2000(a)          1999       1998          1997        1996(d)
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........  $   11.56      $   11.75    $   11.26    $   11.24      $  10.81
                                               --------------------------------------------------------------------

Income from investment operations:
 Net investment income ......................        .59            .60          .63          .66           .56
 Net realized and unrealized gains (losses)..      (1.08)          (.18)         .48          .03           .42
                                               --------------------------------------------------------------------
Total from investment operations ............       (.49)           .42         1.11          .69           .98
                                               --------------------------------------------------------------------
Less distributions from:
 Net investment income ......................       (.59)(e)       (.59)        (.62)        (.67)(e)      (.55)
 Net realized gains .........................         --(f)        (.02)          --           --            --
                                               --------------------------------------------------------------------
Total distributions .........................       (.59)          (.61)        (.62)        (.67)         (.55)
                                               --------------------------------------------------------------------
Net asset value, end of year ................  $   10.48      $   11.56    $   11.75    $   11.26      $  11.24
                                               ====================================================================

Total return(b) .............................      (4.41)%         3.69%       10.15%        6.36%         9.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............  $ 540,932      $ 631,974    $ 423,264    $ 194,400      $ 48,163
Ratios to average net assets:
 Expenses ...................................       1.17%          1.18%        1.18%        1.18%         1.18%(c)
 Net investment income ......................       5.35%          5.07%        5.38%        5.78%         6.07%(c)
Portfolio turnover rate .....................      25.35%         18.55%       15.84%        6.98%         9.23%

(a) Based on average shares outstanding.

(b) Total return does not reflect sales commissions or contingent deferred sales charges, and is not annualized for periods less than one year.

(c) Annualized

(d) For the period May 1, 1995 (effective date) to February 29, 1996.

(e) Includes distributions in excess of net investment income in the amount of $.003.

(f) The fund made a capital gain distribution of $.003.

                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000

                                                                                                          PRINCIPAL
     FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS 98.8%
     BONDS 94.2%

     ALABAMA .7%
     Alabama State IDA, Solid Waste Disposal Revenue, Pine City Fiber Co., Boise Cascade Corp.,
      6.45%, 12/01/23 ................................................................................  $ 10,400,000   $   9,684,272
     Jefferson County Sewer Revenue, wts., Series D, FGIC Insured, 5.75%, 2/01/27 ....................     5,000,000       4,788,850
     Marshall County Health Care Authority Hospital Revenue, Boaz-Albertville Medical Center,
      Refunding, 6.20%, 1/01/08 ......................................................................     3,300,000       3,142,557
     Mobile IDB, Solid Waste Disposal Revenue, Mobile Energy Service Co. Project, Refunding,
      6.95%, 1/01/20 .................................................................................    46,500,000      20,460,000
                                                                                                                       -------------
                                                                                                                          38,075,679
                                                                                                                       -------------
     ALASKA 1.1%
     Alaska Industrial Development and Export Authority Power Revenue, Upper Lynn Canal
      Regional Power,
        5.70%, 1/01/12 ...............................................................................     2,000,000       1,881,720
        5.80%, 1/01/18 ...............................................................................     1,245,000       1,104,440
        5.875%, 1/01/32 ..............................................................................     5,100,000       4,343,109
     Alaska Industrial Development and Export Authority Revenue, American President Lines Project,
      Refunding, 8.00%, 11/01/09 .....................................................................     6,685,000       6,714,280
     Alaska Industrial Development and Export Authority, Revolving Fund, Series A, 6.20%, 4/01/10 ....       745,000         764,482
     Alaska State HFC,
        Refunding, Series A, MBIA Insured, 6.00%, 12/01/15 ...........................................     3,235,000       3,249,234
        Refunding, Series A, MBIA Insured, 5.875%, 12/01/24 ..........................................     5,000,000       4,850,500
        Refunding, Series A, MBIA Insured, 5.875%, 12/01/30 ..........................................    12,475,000      11,886,929
        Refunding, Series A, MBIA Insured, 6.10%, 12/01/37 ...........................................    22,000,000      21,583,760
        Series A, MBIA Insured, 5.85%, 12/01/15 ......................................................     4,670,000       4,631,613
                                                                                                                       -------------
                                                                                                                          61,010,067
                                                                                                                       -------------
     ARIZONA 5.9%
     Apache County IDA,
        IDR, Tucson Electric Power Co. Project, Series C, 5.85%, 3/01/26 .............................    16,500,000      13,814,130
        PCR, Tucson Electric Power Co. Project, Series A, 5.85%, 3/01/28 .............................    53,150,000      44,284,049
        PCR, Tucson Electric Power Co. Project, Series B, 5.875%, 3/01/33 ............................    38,950,000      32,267,349
     Arizona Health Facilities Authority Revenue, Bethesda Foundation Project, Series A,
        6.375%, 8/15/15 ..............................................................................       400,000         362,264
        6.40%, 8/15/27 ...............................................................................     4,000,000       3,445,640
     Coconino County PCR, Tucson Electric Power Navajo, Refunding,
        Series A, 7.125%, 10/01/32 ...................................................................    21,125,000      21,467,225
        Series B, 7.00%, 10/01/32 ....................................................................     7,500,000       7,609,050
     Gila County IDAR, Asarco Inc., Refunding, 5.55%, 1/01/27 ........................................     4,000,000       3,081,320
     Gilbert Water Resources Municipal Property Corp. Water and Wastewater System Revenue,
      sub. lien, 6.875%,
        4/01/14 ......................................................................................     1,000,000       1,007,716
        4/01/16 ......................................................................................     1,000,000       1,006,800
     Maricopa County IDA, Health Facilities Revenue, Catholic Healthcare West Project, Refunding,
      Series A, 5.00%, 7/01/16 .......................................................................     6,500,000       5,065,710
     Maricopa County PCC, PCR, Public Service Co. of Colorado,
        Palo Verde, Refunding, Series A, 6.375%, 8/15/23 .............................................     8,500,000       8,041,085
        Refunding, Series A, 5.75%, 11/01/22 .........................................................    19,800,000      17,227,584
     Maricopa County Rural Road ID, Pre-Refunded, 8.625%, 7/01/07 ....................................     3,890,000       4,061,705
     Mesa IDAR, Discovery Health System, Series A, MBIA Insured, 5.75%, 1/01/25 ......................    24,000,000      23,288,400
     Pima County IDAR, Tucson Electric Power Co. Project,
        Series A, 6.10%, 9/01/25 .....................................................................     3,990,000       3,455,939
        Series B, 6.00%, 9/01/29 .....................................................................    94,690,000      81,275,268
        Series C, 6.00%, 9/01/29 .....................................................................    53,500,000      45,920,655
     Red Hawk Canyon Community Facility Revenue, 7.625%, 6/01/05 .....................................    13,060,000      13,093,956
     Salt River Project Agricultural Improvement and Power District Electric System Revenue,
      Series A, 6.00%, 1/01/31 .......................................................................     5,000,000       4,964,750
                                                                                                                       -------------
                                                                                                                         334,740,595
                                                                                                                       -------------
     ARKANSAS .3%
     Baxter County IDR, Aeroquip/Trinova Corp. Project, Refunding, 5.80%, 10/01/13 ...................     2,400,000       2,344,848
     Conway Hospital Revenue, Refunding, 8.375%, 7/01/11 .............................................     1,000,000       1,033,200
     Independence County PCR, Arkansas Power and Light Co. Project, Refunding, 6.25%, 1/01/21 ........     5,000,000       4,797,400
     Jefferson County PCR, Entergy Arkansas Inc. Project, Refunding, 5.60%, 10/01/17 .................     9,400,000       8,557,384
                                                                                                                       -------------
                                                                                                                          16,732,832
                                                                                                                       -------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                          PRINCIPAL
     FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     CALIFORNIA 7.3%
     Adelanto Water Authority Revenue, Water Systems Acquisition Project, sub. lien, Series A,
      7.50%, 9/01/28 .................................................................................  $ 21,330,000   $  25,133,992
     Alameda County MFHR, Claremont House Project, Refunding, Series A, 8.00%, 12/01/23 ..............    12,750,000      13,287,413
     Antioch PFA, Reassessment Revenue, sub. lien, Series B, 5.85%, 9/02/15 ..........................     6,940,000       6,481,891
     Arroyo Grande Hospital System COP, Vista Hospital Systems,
        Refunding, Series A, 7.315%, 7/01/20 .........................................................    22,515,000      21,164,100
        Series A, 6.45%, 7/01/06 .....................................................................     2,500,000       2,337,500
     Avenal PFA Revenue, Refunding,
        7.00%, 9/02/10 ...............................................................................     1,585,000       1,575,712
        7.25%, 9/02/27 ...............................................................................     3,665,000       3,630,512
     Azusa RDA, Tax Allocation, Merged Area Project, Refunding, Series A, 6.75%, 8/01/23 .............     2,850,000       2,854,703
     Beaumont PFA Revenue, Sewer Enterprise Project, Series A, Pre-Refunded, 6.90%, 9/01/23 ..........     4,565,000       4,978,726
     Benicia 1915 Act, Fleetside Industrial Park Assessment, Refunding,
        5.50%, 9/02/00 ...............................................................................       190,000         190,785
        5.65%, 9/02/01 ...............................................................................       205,000         205,203
        5.80%, 9/02/02 ...............................................................................       210,000         210,338
        5.90%, 9/02/03 ...............................................................................       220,000         220,480
        6.00%, 9/02/04 ...............................................................................       240,000         240,655
        6.10%, 9/02/05 ...............................................................................       250,000         251,388
        6.20%, 9/02/06 ...............................................................................       265,000         267,393
        6.30%, 9/02/07 ...............................................................................       285,000         288,731
        6.40%, 9/02/08 ...............................................................................       300,000         305,301
        6.50%, 9/02/09 ...............................................................................       320,000         327,274
        6.60%, 9/02/10 ...............................................................................       340,000         348,796
        6.70%, 9/02/11 ...............................................................................       360,000         369,875
        6.80%, 9/02/12 ...............................................................................       245,000         252,068
     California Educational Facilities Authority Revenue, Pooled College and University Financing,
      Series B, 6.125%, 6/01/09 ......................................................................     3,000,000       3,077,250
     California HFAR, MFHR, Series A, AMBAC Insured, 6.05%, 8/01/27 ..................................     2,000,000       1,970,920
     California Special Districts Association Finance Corp. COP, Series V, 7.50%, 5/01/13 ............       790,000         831,072
     California Statewide CDA, California State University Northridge, Refunding, AMBAC Insured,
      6.00%, 4/01/26 .................................................................................     2,500,000       2,512,550
     Capistrano USD, CFD,
        Special Tax No. 9, Pre-Refunded, 6.60%, 9/01/05 ..............................................       285,000         307,780
        Special Tax No. 9, Pre-Refunded, 6.70%, 9/01/06 ..............................................       280,000         303,274
        Special Tax No. 9, Pre-Refunded, 6.80%, 9/01/07 ..............................................       325,000         353,054
        Special Tax No. 9, Pre-Refunded, 6.90%, 9/01/08 ..............................................       260,000         282,833
        Special Tax No. 92-1, Pre-Refunded, 7.00%, 9/01/18 ...........................................     1,000,000       1,092,700
     Contra Costa County PFA Revenue, Refunding,
        6.625%, 9/02/10 ..............................................................................     2,295,000       2,366,811
        6.875%, 9/02/16 ..............................................................................     2,610,000       2,692,763
     Corona COP,
        Corona Community Hospital Project, ETM, 9.425%, 9/01/06 ......................................     7,255,000       8,225,284
        Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 .............................     8,820,000      11,095,384
        Vista Hospital System, Refunding, Series B, 6.45%, 7/01/06 ...................................    11,100,000      10,378,500
        Vista Hospital System, Refunding, Series B, 7.315%, 7/01/20 ..................................    10,885,000      10,231,900
     Emeryville RDA, MFHR, Emery Bay Apartments II,
        Refunding, Series A, 5.85%, 10/01/28 .........................................................    14,935,000      13,344,721
        sub. lien, Refunding, Series B, 6.35%, 10/01/28 ..............................................     3,515,000       3,158,649
        sub. lien, Refunding, Series C, 7.875%, 10/01/28 .............................................     2,075,000       1,897,276
     Foothill/Eastern Corridor Agency Toll Road Revenue, senior lien, Series A, Pre-Refunded,
      6.50%, 1/01/32 .................................................................................    37,675,000      41,065,750
     Gateway Improvement Authority Revenue, Marin City CFD, Series A, Pre-Refunded, 7.75%,
      9/01/25 ........................................................................................     4,500,000       5,133,420
     Hawthorne CRDA, Hawthorne Plaza Project, Refunding, 8.50%, 7/01/20 ..............................     4,175,000       4,219,673
     Hesperia PFA Revenue, Series B, 7.375%, 10/01/23 ................................................     6,365,000       6,501,402
     Lake Elsinore 1915 Act, AD No. 93-1, Series A, 7.90%, 9/02/24 ...................................     6,000,000       6,092,460
     Long Beach Special Tax, CFD No. 2, 7.50%, 9/01/11 ...............................................     3,065,000       3,069,199
     Los Angeles County CFD No. 4 Special Tax, Improvement Area B, Series A, 9.25%, 9/01/22 ..........    29,100,000      29,390,418
     Los Angeles MFR, Refunding,
        Series J-1A, 7.125%, 1/01/24 .................................................................       145,000         140,544
        Series J-1B, 7.125%, 1/01/24 .................................................................       675,000         654,257

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                          PRINCIPAL
     FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     CALIFORNIA (CONT.)
     Los Angeles MFR, Refunding, (cont.)
        Series J-1C, 7.125%, 1/01/24 .................................................................  $  1,435,000   $   1,390,902
        Series J-2A, 8.50%, 1/01/24 ..................................................................       785,000         785,322
        Series J-2B, 8.50%, 1/01/24 ..................................................................     3,325,000       3,326,363
        Series J-2C, 8.50%, 1/01/24 ..................................................................     7,090,000       7,092,907
     Los Angeles Regional Airports Improvement Corp. Lease Revenue,
        Facilities Sub-Lease, International Airport, Refunding, 6.35%, 11/01/25 ......................    25,000,000      23,553,750
        United Airlines, International Airport, Refunding, 6.875%, 11/15/12 ..........................     9,500,000       9,866,415
     Oakland Revenue, YMCA East Bay Project, Refunding, 7.10%, 6/01/10 ...............................     2,335,000       2,471,831
     Orinda 1915 Act, AD No. 94-1, Oak Springs, 8.25%, 9/02/19 .......................................     2,784,000       2,807,246
  (e)Palmdale Special Tax CFD, No. 93-1 Ritter Ranch Project, Series A, 8.50%, 9/01/24 ...............    23,500,000      22,325,000
     Perris PFA, Local Agency Revenue, Series B,
        7.125%, 8/15/15 ..............................................................................     2,035,000       2,044,768
        7.25%, 8/15/23 ...............................................................................     4,095,000       4,128,210
     Riverside County COP, Airforce Village Project West Inc., Series A, Pre-Refunded, 8.125%,
        6/15/07 ......................................................................................     7,160,000       7,832,754
        6/15/12 ......................................................................................     5,290,000       5,787,048
     Roseville Special Tax, North Central CFD No. 1,
        5.75%, 9/01/23 ...............................................................................     3,000,000       2,534,190
        Pre-Refunded, 8.60%, 11/01/17 ................................................................    12,000,000      13,010,760
     San Bernardino County Finance Authority Revenue, Public Improvement, AD, Refunding,
      Series A, 6.00%, 9/02/01 .......................................................................     1,450,000       1,454,713
        6.50%, 9/02/04 ...............................................................................     1,285,000       1,298,158
        7.00%, 9/02/17 ...............................................................................     2,710,000       2,727,452
     San Francisco Downtown Parking Corp. Parking Revenue,
        6.55%, 4/01/12 ...............................................................................     1,800,000       1,897,884
        6.65%, 4/01/18 ...............................................................................     2,150,000       2,249,416
     San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, senior lien, 5.00%, 1/01/33 .     5,930,000       4,688,732
     San Jose MFHR, Timberwood Apartments, Series B, 9.25%, 2/01/10 ..................................     1,500,000       1,508,820
     San Luis Obispo COP, Vista Hospital System Inc., 6.45%, 7/01/29 .................................    22,000,000      20,350,000
     San Ramon 1915 Act, Fostoria Parkway Reassessment District No. 9,
        6.30%, 9/02/03 ...............................................................................       120,000         124,590
        6.80%, 9/02/15 ...............................................................................       680,000         707,112
     South San Francisco RDA Tax Allocation, Gateway Redevelopment Project, Pre-Refunded,
      7.60%, 9/01/18 .................................................................................     2,000,000       2,177,560
     Vallejo Special Tax, CFD No. 198, Pre-Refunded, 8.90%, 8/01/21 ..................................     7,500,000       7,798,425
                                                                                                                       -------------
                                                                                                                         411,253,008
                                                                                                                       -------------
     COLORADO 2.3%
     Arvada Limited Sales and Use Tax Revenue, Pre-Refunded, 7.50%, 6/01/11 ..........................     2,485,000       2,572,472
     Arvada MFHR, Springwood Community Project, 6.45%, 2/20/26 .......................................     3,000,000       3,024,570
     Auraria Higher Education Center, Parking Facilities Revenue, Pre-Refunded,
        7.75%, 4/01/09 ...............................................................................     3,450,000       3,459,695
        7.875%, 4/01/12 ..............................................................................     1,600,000       1,604,640
     Colorado Health Facilities Authority Revenue,
        Beneficial Living System Inc., Series A, 10.125%, 10/01/20 ...................................    12,300,000      10,255,125
        Rocky Mountain Adventist Health Center, Refunding, 6.25%, 2/01/04 ............................     1,900,000       1,798,521
        Volunteers of America Care Facilities, Refunding and Improvement, Series A, 5.45%, 7/01/08 ...     1,135,000       1,029,263
        Volunteers of America Care Facilities, Refunding and Improvement, Series A, 5.75%, 7/01/20 ...     3,000,000       2,440,290
        Volunteers of America Care Facilities, Refunding and Improvement, Series A, 5.875%, 7/01/28 ..     5,290,000       4,228,667
     Colorado HFA,
        SF Program, Series A-2, 9.375%, 8/01/02 ......................................................       120,000         123,065
        SFMR, Series B-3, 9.75%, 8/01/02 .............................................................       110,000         109,496
        SFMR, Series C, 9.20%, 8/01/02 ...............................................................       190,000         194,575
        SFMR, Series C, 9.075%, 8/01/03 ..............................................................       420,000         432,566
     Denver City and County Airport Revenue,
        Series A, 8.25%, 11/15/12 ....................................................................     5,350,000       5,571,651
        Series A, 8.50%, 11/15/23 ....................................................................    29,060,000      30,187,819

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                          PRINCIPAL
     FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     COLORADO (CONT.)
     Denver City and County Airport Revenue, (cont.)
        Series A, 8.00%, 11/15/25 ....................................................................  $   135,000    $     139,783
        Series A, Pre-Refunded, 8.25%, 11/15/12 ......................................................      490,000          513,020
        Series A, Pre-Refunded, 8.50%, 11/15/23 ......................................................    2,740,000        2,873,383
        Series A, Pre-Refunded, 8.00%, 11/15/25 ......................................................       10,000           10,453
        Series D, 7.75%, 11/15/13 ....................................................................      500,000          567,790
        Series D, 7.75%, 11/15/21 ....................................................................    3,425,000        3,605,326
        Series D, Pre-Refunded, 7.75%, 11/15/21 ......................................................      765,000          815,452
     Denver City and County Special Facilities Airport Revenue, United Airlines Inc. Project,
      Series A, 6.875%, 10/01/32 .....................................................................    9,235,000        8,994,613
     Eagle County Airport Terminal Project Revenue, 7.50%, 5/01/21 ...................................    2,305,000        2,347,988
     Eagle County Sports and Housing Facilities Revenue, Vail Associate Project, Refunding,
      6.95%, 8/01/19 .................................................................................   41,200,000       40,850,212
     Littleton MFHR, Riverpoint, Refunding, Series C, 8.00%, 12/01/29 ................................    2,990,000        3,053,866
  (e)Villages Castle Rock Metropolitan District No. 4, Refunding, 8.50%, 6/01/31 .....................    3,000,000        1,692,570
                                                                                                                       -------------
                                                                                                                         132,496,871
                                                                                                                       -------------
     CONNECTICUT 2.2%
     Connecticut State Development Authority First Mortgage Revenue, East Hill Gladeview
      Health Project 86, Pre-Refunded,  9.75%, 12/15/16 ..............................................    2,530,000        2,617,563
     Connecticut State Development Authority PCR,
        Connecticut Light and Power, Refunding, Series B, 5.95%, 9/01/28 .............................   10,000,000        8,856,200
        Connecticut Light and Water, Refunding, Series A, 5.85%, 9/01/28 .............................   74,975,000       66,313,888
        Western Massachusetts Electric Co., Refunding, Series A, 5.85%, 9/01/28 ......................   12,500,000       11,056,000
     Connecticut State Development Authority Water Facility Revenue, Bridgeport Hydraulic Co.
      Project, 6.15%, 4/01/35 ........................................................................    3,000,000        2,879,340
     Connecticut State Health and Educational Facilities Authority Revenue,
        Sacred Heart University, Series C, 6.50%, 7/01/16 ............................................      420,000          428,875
        Sacred Heart University, Series C, Pre-Refunded, 6.50%, 7/01/16 ..............................    1,580,000        1,705,120
        St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 .....................................    5,650,000        4,511,525
        Windham Community Memorial Hospital, Series C, 6.00%, 7/01/11 ................................    2,300,000        2,133,733
     Connecticut State HFA, Housing Mortgage Finance Program,
        Series C-1, 6.30%, 11/15/17 ..................................................................   19,995,000       20,480,879
        Sub Series F-1, 6.00%, 5/15/17 ...............................................................    3,500,000        3,525,340
                                                                                                                       -------------
                                                                                                                         124,508,463
                                                                                                                       -------------
     FLORIDA 9.5%
     Alachua County Health Facilities Authority Revenue, Shands Teaching Hospital, Series A,
        MBIA Insured, 5.80%, 12/01/26 ................................................................    2,990,000        2,902,782
     Beacon Tradeport CDD, Special Assessment,
        Commercial Project, Series A, 5.80%, 5/01/04 .................................................    4,350,000        4,228,722
        Commercial Project, Series A, 6.00%, 5/01/16 .................................................   27,760,000       25,560,853
        Commercial Project, Series A, 6.20%, 5/01/22 .................................................   23,590,000       21,628,963
        Industrial Project, Series B, 6.125%, 5/01/17 ................................................   15,305,000       14,324,868
        Industrial Project, Series B, 6.375%, 5/01/22 ................................................    8,835,000        8,288,732
     Brooks of Bonita Springs CDD,
        Capital Improvement Revenue, Series A, 6.20%, 5/01/19 ........................................   11,100,000       10,108,548
        District Florida Capital Improvement Revenue, Series B, 5.65%, 5/01/06 .......................    1,075,000        1,021,938
     Broward County Resource Recovery Revenue, Broward Waste Energy Co., LP, North Project,
      Series 1984, 7.95%, 12/01/08 ...................................................................   17,055,000       17,600,589
     Cape Canaveral Hospital District Revenue COP, Refunding, 5.25%, 1/01/28 .........................    1,495,000        1,048,877
     Capron Trails CDD,
        9.375%, 12/01/01 .............................................................................      765,000          786,504
        9.50%, 12/01/10 ..............................................................................    5,795,000        5,974,819
     Cedar Hammock CDD, Capital Improvement Revenue, 6.375%, 11/01/04 ................................   24,315,000       24,181,997
     Championsgate CDD, Capital Improvement Revenue,
        Series A, 6.25%, 5/01/20 .....................................................................    2,835,000        2,594,847
        Series B, 5.70%, 5/01/05 .....................................................................    1,520,000        1,466,177
     East County Water Control District, Lee County Drain, Series 1991, Pre-Refunded,
        8.75%, 9/01/01 ...............................................................................    1,250,000        1,298,813
        8.625%, 9/01/11 ..............................................................................   10,565,000       11,006,300
     Falcon Trace CDD, Special Assessment,
        5.75%, 5/01/09 ...............................................................................    1,700,000        1,579,623
        6.00%, 5/01/20 ...............................................................................    3,695,000        3,267,378

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                          PRINCIPAL
     FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     FLORIDA (CONT.)
     Florida State Board of Education Capital Outlay,
        (b)Public Education, Refunding, Series D, 5.75%, 6/01/22 .....................................  $  5,000,000   $   4,907,250
        (b)Public Education, Refunding, Series D, 6.00%, 6/01/23 .....................................     5,000,000       5,094,100
    Public Education, Series B, 5.875%, 6/01/25 ......................................................     1,000,000         994,030
     Gateway Services District Water Management Benefit Tax Revenue, Second Assessment Area,
    Phase One, 8.00%, 5/01/20 ........................................................................     3,995,000       4,154,960
     Halifax Hospital Medical Center Hospital Revenue, Series A, 7.25%,
        10/01/24 .....................................................................................     4,700,000       4,408,976
        10/01/29 .....................................................................................     1,400,000       1,300,824
     Heritage Harbor CDD, Special Assessment Revenue,
        Series A, 6.70%, 5/01/19 .....................................................................     1,895,000       1,784,730
        Series B, 6.00%, 5/01/03 .....................................................................     2,325,000       2,295,914
     Heritage Isles CDD, Special Assessment Revenue, Series A, 5.75%, 5/01/05 ........................     2,000,000       1,940,780
     Heritage Palms CDD, Capital Improvement Revenue,
        5.40%, 11/01/03 ..............................................................................     3,845,000       3,729,650
        6.25%, 11/01/04 ..............................................................................     5,000,000       4,925,300
     Highlands County Health Facilities Authority Revenue, Adventist Health Systems,
      Refunding, 5.25%, 11/15/28 .....................................................................     8,250,000       6,005,423
     Indian Trace CDD,
        Water and Sewer Revenue, Expansion, 6.875%, 4/01/10 ..........................................     9,800,000       9,820,972
        Water Management Special Benefit, Refunding, Sub Series B, 8.25%, 5/01/05 ....................     7,510,000       7,976,296
        Water Management Special Benefit, Refunding, Sub Series B, 8.25%, 5/01/11 ....................    12,760,000      13,423,520
     Indian Trail ID GO, Water Control and Improvement, Unit Development 18,
        6.875%, 8/01/10 ..............................................................................     1,085,000       1,072,479
        7.00%, 8/01/20 ...............................................................................     2,445,000       2,367,542
        7.25%, 8/01/31 ...............................................................................     5,725,000       5,539,109
     Indigo CDD, Capital Improvement Revenue,
        Refunding, Series A, 7.00%, 5/01/31 ..........................................................       980,000         945,063
        Series C, 7.00%, 5/01/30 .....................................................................     5,315,000       5,127,221
     Lakeland Retirement Community Revenue, First Mortgage, Carpenters Home, Refunding,
      Series A, 6.75%, 1/01/19 .......................................................................    15,345,000      14,019,345
     Lakewood Ranch CDD 2, Benefit Special Assessment,
        6.25%, 5/01/18 ...............................................................................    11,590,000      10,504,597
        Series A, 8.125%, 5/01/17 ....................................................................     9,985,000      10,460,386
        Series B, 8.125%, 5/01/17 ....................................................................     1,055,000       1,105,229
     Lakewood Ranch CDD 3, Special Assessment Revenue, 7.625%, 5/01/18 ...............................     6,050,000       6,168,399
     Manatee County IDR, Manatee Hospital and Health System Inc., Pre-Refunded, 9.25%, 3/01/21 .......     6,500,000       6,931,275
     Meadow Pointe II CDD, Capital Improvement Revenue,
        Series A, 5.25%, 8/01/03 .....................................................................       770,000         743,443
        Series B, 5.50%, 8/01/05 .....................................................................     3,675,000       3,501,209
     Mediterra South CDD, Capital Improvement Revenue, Series B,
        6.25%, 5/01/04 ...............................................................................    10,000,000       9,887,600
        6.95%, 5/01/31 ...............................................................................     7,000,000       6,774,390
 (b)Miami-Dade County IDAR, Special Facilities, United Airlines Inc. Project, 6.05%, 3/01/35 .........     8,000,000       8,011,840
     Mount Dora County Club CDD, Special Assessment Revenue,
        7.125%, 5/01/05 ..............................................................................     3,050,000       3,059,333
        7.75%, 5/01/13 ...............................................................................     1,765,000       1,818,321
     Naples Heritage CDD, Capital Improvement Revenue, 6.15%, 11/01/01 ...............................     1,390,000       1,385,538
     North Springs ID,
        Special Assessment Revenue, Parkland Isles Project, Series A, 7.00%, 5/01/19 .................     1,300,000       1,297,114
        Special Assessment Revenue, Parkland Isles Project, Series B, 6.25%, 5/01/05 .................     3,245,000       3,206,774
        Water Management, Series A, Pre-Refunded, 8.20%, 5/01/24 .....................................     1,920,000       2,173,114
        Water Management, Series B, 8.30%, 5/01/24 ...................................................     1,685,000       1,745,239
     Northwood CDD, Special Assessment Revenue,
        6.40%, 5/01/02 ...............................................................................     2,320,000       2,308,702
        Series A, 7.125%, 5/01/00 ....................................................................       150,000         149,940
        Series B, 7.60%, 5/01/17 .....................................................................     1,530,000       1,529,755
     Orlando Special Assessment Revenue, Conroy Road Interchange Project, Series A, 5.80%, 5/01/26 ...     3,250,000       2,765,978
     Palm Beach County Health Facilities Authority Revenue, Abbey del Ray South Project, Refunding,
      8.25%, 10/01/15 ................................................................................     6,000,000       6,226,620
   (c)Palm Beach County Solid Waste IDR, Okeelanta Power and Light Co. Project, Series A,
         6.85%, 2/15/21 ..............................................................................    27,000,000      16,200,000

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                          PRINCIPAL
     FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     FLORIDA (CONT.)
     Pelican Marsh CDD, Special Assessment Revenue,
        Refunding, Series A, 5.00%, 5/01/11 ..........................................................  $  6,680,000   $   6,433,308
        Refunding, Series A, 5.50%, 5/01/16 ..........................................................     4,370,000       4,189,126
        Refunding, Series B, 5.25%, 5/01/09 ..........................................................       100,000          96,909
        Series A, ETM, 8.25%, 5/01/00 ................................................................       230,000         231,562
        Series A, ETM, 8.25%, 5/01/01 ................................................................       250,000         260,610
        Series A, ETM, 8.25%, 5/01/02 ................................................................       270,000         289,567
        Series A, ETM, 8.25%, 5/01/03 ................................................................       295,000         324,674
        Series A, ETM, 8.25%, 5/01/04 ................................................................       315,000         354,381
        Series A, Pre-Refunded, 8.25%, 5/01/16 .......................................................     6,590,000       7,521,694
        Series C, 7.00%, 5/01/19 .....................................................................    13,400,000      13,231,428
        Series D, 6.95%, 5/01/19 .....................................................................     7,075,000       6,949,348
     Piney-Z CDD, Capital Improvement Revenue,
        Series A, 7.25%, 5/01/19 .....................................................................       995,000         945,897
        Series B, 6.50%, 5/01/02 .....................................................................     5,845,000       5,769,483
     Reserve CDD,
        Capital Improvement Revenue, Stormwater Management, 8.25%, 5/01/14 ...........................     4,180,000       4,303,979
        Utility Revenue, Stormwater Management, Refunding, Series A, 6.625%, 12/01/22 ................     4,400,000       4,109,204
     River Ridge CDD, Capital Improvement Revenue, 5.75%, 5/01/08 ....................................     3,100,000       2,910,993
     Riverwood Community Development Revenue, Special AD, Series A,
        6.75%, 5/01/04 ...............................................................................     3,280,000       3,296,072
        7.75%, 5/01/14 ...............................................................................     1,220,000       1,230,053
     Saint Lucie West Services District Special Assessment Revenue, Port Saint Lucie, Water
      Management Benefit, Refunding, Series B,
        6.00%, 5/01/09 ...............................................................................     1,430,000       1,377,548
        6.25%, 5/01/25 ...............................................................................     5,080,000       4,677,410
     St. John's County IDA, Health Care, Glenmoor St. John's Project, Series A, 8.00%, 1/01/17 .......    10,375,000      10,176,319
     St. Lucie West Services District Capital Improvement Revenue,
        Cascades Project, 6.10%, 5/01/18 .............................................................     2,560,000       2,338,893
        Lake Charles Project, 6.375%, 8/01/02 ........................................................     2,230,000       2,177,305
        Lakeforest Project, 6.25%, 10/01/04 ..........................................................     9,180,000       9,008,242
        Road Project, 5.875%, 5/01/09 ................................................................     6,910,000       6,533,405
     St. Lucie West Services District Revenue, Port St. Lucie, Pre-Refunded, 7.875%, 5/01/20 .........    19,420,000      21,502,018
     St. Lucie West Services District Water Management Benefit Tax, Pre-Refunded, 7.70%, 5/01/25 .....     4,885,000       5,456,008
     Stoneybrook CDD, Capital Improvement Revenue,
        Series A, 6.10%, 5/01/19 .....................................................................       830,000         766,206
        Series B, 5.70%, 5/01/08 .....................................................................     2,510,000       2,387,462
     Sumter County IDAR, Little Sumter Utility Co. Project,
        6.75%, 10/01/27 ..............................................................................     2,915,000       2,578,842
        7.25%, 10/01/27 ..............................................................................     4,145,000       3,946,123
     Tampa Revenue, Aquarium Inc. Project, Pre-Refunded, 7.55%, 5/01/12 ..............................     8,900,000       9,560,380
     Village CDD No. 1, Capital Improvement Revenue,
        8.40%, 5/01/12 ...............................................................................       545,000         569,928
        8.00%, 5/01/15 ...............................................................................     2,425,000       2,506,480
     Village Center CDD, Recreational Revenue,
        Sub Series B, 6.25%, 1/01/13 .................................................................     7,665,000       7,259,138
        Sub Series B, 8.25%, 1/01/17 .................................................................     2,615,000       2,693,659
        Sub Series C, 7.375%, 1/01/19 ................................................................     2,640,000       2,537,330
     Westchase East CDD, Capital Improvement Revenue, 6.10%, 5/01/20 .................................     6,200,000       5,673,124
                                                                                                                       -------------
                                                                                                                         534,833,718
                                                                                                                       -------------
     GEORGIA .4%
     Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.375%, 12/01/28 .....     1,470,000       1,091,225
     Chatham County Hospital Authority Revenue, Memorial Medical Center, Refunding and
     Improvement, Series A, AMBAC Insured,  5.70%, 1/01/19 ...........................................    10,000,000       9,619,700
     Forsyth County Hospital Authority Revenue, Anticipation Certificate, Georgia Baptist
     Health Care System Project,
        6.25%, 10/01/18 ..............................................................................     6,000,000       5,084,640
        6.375%, 10/01/28 .............................................................................     9,000,000       7,391,160
     Tift County IDAR, Beverly Enterprises, 10.125%, 9/01/10 .........................................     1,215,000       1,267,986
                                                                                                                       -------------
                                                                                                                          24,454,711
                                                                                                                       -------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                          PRINCIPAL
     FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     HAWAII .2%
     Hawaii State Department of Transportation Special Facilities Revenue,
      Continental Airlines Inc., 9.70%, 6/01/20 ......................................................  $  6,500,000   $   6,676,345
     Hawaii State Special AD No. 17, AMBAC Insured, 9.50%, 8/01/11 ...................................     4,445,000       4,595,108
     Hawaiian Home Lands Department Revenue, Pre-Refunded, 7.60%, 7/01/08 ............................     1,315,000       1,389,008
                                                                                                                       -------------
                                                                                                                          12,660,461
                                                                                                                       -------------
     IDAHO .4%
     Nez Perce County PCR, Potlatch Corp. Project, Refunding, 6.00%, 10/01/24 ........................    22,360,000      20,560,244
                                                                                                                       -------------
     ILLINOIS 5.1%
     Bryant PCR, Central Illinois Light Co. Project, Refunding, MBIA Insured, 5.90%, 8/01/23 .........    11,000,000      10,713,560
     Chicago O'Hare International Airport Special Facilities Revenue,
        American Airlines Inc. Project, 8.20%, 12/01/24 ..............................................     7,830,000       8,507,138
        United Airlines Inc. Project, Series A, 8.85%, 5/01/18 .......................................    14,495,000      15,172,061
        United Airlines Inc. Project, Series B, 8.85%, 5/01/18 .......................................     3,460,000       3,621,617
     Illinois Development Finance Authority Hospital Revenue, Adventist Health System,
      Sunbelt Obligation,
        5.65%, 11/15/24 ..............................................................................    23,750,000      18,891,938
        5.50%, 11/15/29 ..............................................................................    15,450,000      11,810,135
     Illinois Development Finance Authority PCR, Commonwealth Edison Co. Project,
      Refunding, Series 1991, 7.25%, 6/01/11 .........................................................     7,000,000       7,264,250
     Illinois Educational Facilities Authority Revenue, Osteopathic Health Systems,
        ETM, 7.125%, 5/15/11 .........................................................................     2,330,000       2,462,973
        Pre-Refunded, 7.25%, 5/15/22 .................................................................     7,000,000       7,930,650
     Illinois Health Facilities Authority Revenue,
        Northwestern Medical Center, MBIA Insured, Pre-Refunded, 6.625%, 11/15/25 ....................     6,500,000       7,034,300
        Rush Presbyterian Hospital, Refunding, Series A, MBIA Insured, 6.25%, 11/15/20 ...............     9,000,000       9,071,010
        Sarah Bush Lincoln Health Center, Pre-Refunded, 7.25%, 5/15/12 ...............................     2,000,000       2,136,560
        Sarah Bush Lincoln Health Center, Refunding, Series B, 6.00%, 2/15/11 ........................     3,370,000       3,272,641
        St. Elizabeth's Hospital, 6.25%, 7/01/16 .....................................................     1,215,000       1,145,004
        St. Elizabeth's Hospital, 6.375%, 7/01/26 ....................................................     6,695,000       6,141,658
        Thorek Hospital and Medical Center, Refunding, 5.25%, 8/15/18 ................................     5,125,000       3,853,590
        Thorek Hospital and Medical Center, Refunding, 5.375%, 8/15/28 ...............................     8,595,000       6,150,582
     Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue, McCormick Place
      Expansion Project, Refunding, Series A,  FGIC Insured, 5.25%, 12/15/28 .........................    21,000,000      18,159,540
     Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick Place
      Convention Center,
        5.75%, 7/01/06 ...............................................................................     1,650,000       1,688,990
        6.25%, 7/01/17 ...............................................................................    11,000,000      11,737,110
        7.00%, 7/01/26 ...............................................................................     7,500,000       8,419,800
     Robbins Resource Recovery Revenue, Restructuring Project,
        Series A, 6.829%, 10/15/16 ...................................................................    72,728,516      38,182,471
        Series B, 6.829%, 10/15/16 ...................................................................    28,458,984      14,940,967
        Series C, 7.25%, 10/15/09 ....................................................................    11,285,568      11,200,927
        Series C, 7.25%, 10/15/24 ....................................................................    48,794,510      46,903,723
        Series D, 7.00%, 10/15/09 ....................................................................    11,383,594      10,586,742
     Southwestern Development Authority Revenue, Anderson Hospital, 5.625%, 8/15/29 ..................     2,425,000       1,819,696
                                                                                                                       -------------
                                                                                                                         288,819,633
                                                                                                                       -------------
     INDIANA .4%
     CRAWFORDSVILLE INDUSTRIAL EDR, KROGER CO., REFUNDING, 7.70%, 11/01/12 ...........................     5,000,000       5,351,000
     Goshen Industrial Revenue, Greencroft Hospital Association Inc., Refunding, 5.75%,
        8/15/19 ......................................................................................     3,000,000       2,420,010
        8/15/28 ......................................................................................     5,000,000       3,867,050
     Indiana Health Facility Financing Authority Hospital Revenue,
        Hancock Memorial Hospital Project, Series 1990, Pre-Refunded, 8.30%, 8/15/20 .................     2,935,000       3,045,121
        Jackson County Scheck Memorial Hospital, Refunding, 5.125%, 2/15/17 ..........................     1,500,000       1,149,405
     Indiana State Development Finance Authority Environmental Revenue, Refunding, Improvement-
      USX Corp. Project, 5.60%, 12/01/32 .............................................................     8,200,000       6,812,560
     White River Elementary Building Corp. First Mortgage, AMBAC Insured, 5.00%, 7/15/16 .............     1,000,000         905,310
                                                                                                                       -------------
                                                                                                                          23,550,456
                                                                                                                       -------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                          PRINCIPAL
     FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     KANSAS .2%
     Manhattan Health Care Facility Revenue, Meadowlark Hills Retirement, Series A,
        6.375%, 5/15/20 ..............................................................................  $  1,150,000   $     993,911
        6.50%, 5/15/28 ...............................................................................     1,750,000       1,498,788
     Prairie Village Revenue, Claridge Court Project, Series A, 8.75%, 8/15/23 .......................     5,730,000       6,133,621
                                                                                                                       -------------
                                                                                                                           8,626,320
                                                                                                                       -------------
     KENTUCKY .8%
     Adair County Public Hospital Corp. Revenue, Refunding and Improvement,
        5.40%, 1/01/12 ...............................................................................       460,000         405,798
        5.70%, 1/01/19 ...............................................................................     1,100,000         889,570
     Kenton County Airport Board Revenue, Special Facilities, Delta Airlines Inc. Project,
        8.10%, 12/01/15 ..............................................................................    11,000,000      11,244,200
        Series A, 7.50%, 2/01/20 .....................................................................    11,230,000      11,533,659
        Series B, 7.25%, 2/01/22 .....................................................................     3,595,000       3,645,761
     Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
      Regional Health Center Facility, Refunding  and Improvement, 5.875%, 10/01/22 ..................     7,835,000       5,948,880
     Powderly IDR, First Mortgage Revenue, Kroger Co., Refunding, 7.375%, 9/01/06 ....................       750,000         794,918
     Russell Health System Revenue,
        Franciscan Health Center, Series B, ETM, 8.10%, 7/01/01 ......................................       800,000         811,456
        Our Lady of Bellefonte, Pre-Refunded, 5.50%, 7/01/15 .........................................     1,000,000       1,004,440
        Pre-Refunded, 8.10%, 7/01/15 .................................................................     7,500,000       8,463,794
     Stanford Health Facilities Revenue, Beverly Project, Refunding, 10.375%, 11/01/09 ...............       800,000         839,608
                                                                                                                       -------------
                                                                                                                          45,582,084
                                                                                                                       -------------
     LOUISIANA 1.9%
     Calcasieu Parish Public Trust Authority Mortgage Revenue, Refunding, Series A, 7.75%, 6/01/12 ...     1,190,000       1,238,695
     Iberville Parish PCR, Entergy Gulf States Inc. Project, Refunding, 5.70%, 1/01/14 ...............    15,500,000      14,050,130
     Lake Charles Harbor and Terminal District Port Facilities Revenue, Trunkline Co. Project,
      Refunding, 7.75%, 8/15/22 ......................................................................    35,000,000      37,683,100
     Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding, 6.70%, 3/01/13 ..........     4,850,000       4,889,043
     St. Tammany Public Trust Financing Authority Revenue, Christwood Project, Refunding, 5.70%,
      11/15/28 .......................................................................................     4,000,000       3,064,440
     West Feliciana Parish PCR,
        Entergy Gulf States Project, Refunding, Series B, 6.60%, 9/01/28 .............................    15,750,000      14,939,505
        Gulf State Utility Co. Project, Series D, 5.80%, 12/01/15 ....................................     4,000,000       3,645,320
        Gulf State Utility Co. Project, Series D, 5.80%, 4/01/16 .....................................    19,600,000      17,806,796
        Series A, 7.50%, 5/01/15 .....................................................................     8,740,000       9,237,219
                                                                                                                       -------------
                                                                                                                         106,554,248
                                                                                                                       -------------
     MAINE .7%
     Maine State Finance Authority Solid Waste Disposal Revenue, Boise Cascade Corp. Project, 7.90%,
      6/01/15 ........................................................................................     5,000,000       5,085,050
     Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20 ............................     4,800,000       4,728,384
     Skowhegan PCR, S.D. Warren Co.,
        Series A, 6.65%, 10/15/15 ....................................................................    24,570,000      24,008,821
        Series B, 6.65%, 10/15/15 ....................................................................     4,940,000       4,827,170
                                                                                                                       -------------
                                                                                                                          38,649,425
                                                                                                                       -------------
     MARYLAND .7%
     Gaithersberg Hospital Facilities Revenue, Shady Grove Adventist Hospital, Refunding
      and Improvement,
        Series B, 8.50%, 9/01/03 .....................................................................     3,605,000       3,830,601
        Series B, 8.50%, 9/01/07 .....................................................................     5,340,000       5,982,509
        Series B, Pre-Refunded, 8.50%, 9/01/22 .......................................................     3,500,000       3,866,730
        Series C, FSA Insured, 6.00%, 9/01/21 ........................................................     5,000,000       4,982,050
     Maryland State CDA, Department of Housing and Community Development, Series A, 5.875%,
      7/01/16 ........................................................................................     3,905,000       3,882,351
     Maryland State Health and Higher Educational Facilities Authority Revenue, Roland Park Place
      Project, Refunding, 5.625%, 7/01/24 ............................................................     5,000,000       3,786,850
     Takoma Park Hospital Facilities Revenue, Washington Adventist Hospital Project, Series B, 8.50%,
        9/01/03 ......................................................................................     3,770,000       3,993,900
        9/01/07 ......................................................................................     6,975,000       7,770,429
                                                                                                                       -------------
                                                                                                                          38,095,420
                                                                                                                       -------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                          PRINCIPAL
     FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                               AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     MASSACHUSETTS 1.8%
     Massachusetts Bay Transportation Authority Revenue, General Transportation System, Series A,
      7.00%, 3/01/21 .................................................................................   $ 2,000,000   $   2,222,960
     Massachusetts Municipal Wholesale Electric Co. Power Supply System Revenue,
        Series A, 6.75%, 7/01/11 .....................................................................     4,435,000       4,610,936
        Series B, 6.75%, 7/01/17 .....................................................................     3,170,000       3,240,945
     Massachusetts State Development Finance Agency Resource, Recovery Revenue,
      Waste Management Inc. Project, Series B,  6.90%, 12/01/29 ......................................     3,000,000       2,962,200
     Massachusetts State Development Finance Agency Revenue,
        Berkshire Retirement Project, First Mortgage, 5.60%, 7/01/19 .................................     1,030,000         829,140
        Berkshire Retirement Project, First Mortgage, 5.625%, 7/01/29 ................................     1,620,000       1,226,356
        Loomis Community Project, First Mortgage, Refunding, Series A, 5.75%, 7/01/23 ................     3,500,000       2,787,540
        Loomis Community Project, First Mortgage, Series A, 5.625%, 7/01/15 ..........................     1,850,000       1,635,197
     Massachusetts State Health and Educational Facilities Authority Revenue,
        Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26 ..............................     5,000,000       4,966,800
        Framingham Union Hospital, Pre-Refunded, 8.50%, 7/01/10 ......................................     1,810,000       1,871,305
        Saint Memorial Medical Center, Refunding, Series A, 5.75%, 10/01/06 ..........................     3,250,000       2,943,005
        Saint Memorial Medical Center, Refunding, Series A, 6.00%, 10/01/23 ..........................     6,235,000       5,026,906
     Massachusetts State Industrial Finance Agency Resource Recovery Revenue, Semass Project,
        Series A, 9.00%, 7/01/15 .....................................................................    15,490,000      16,528,759
        Series B, 9.25%, 7/01/15 .....................................................................    20,370,000      21,772,882
     Massachusetts State Industrial Finance Agency Revenue, Cape Cod Health Systems,
    Pre-Refunded, 8.50%, 11/15/20 ....................................................................     4,500,000       4,724,865
    (e)Massachusetts State Industrial Finance Agency Solid Waste Disposal Revenue, Massachusetts
    Paper Co. Project, senior lien, 8.50%, 11/01/12 ..................................................    42,402,544      22,049,323
                                                                                                                       -------------
                                                                                                                          99,399,119
                                                                                                                       -------------

     MICHIGAN 2.6%
     Cadillac Local Development Finance Authority Tax Increment Revenue, Refunding, 8.50%, 3/01/10 ...     5,425,000       5,680,355
      Detroit GO,
        City School District, Series A, AMBAC Insured, Pre-Refunded, 5.85%, 5/01/16 ..................     5,175,000       5,445,032
        Refunding, Series B, 6.375%, 4/01/07 .........................................................     7,535,000       7,860,060
        Refunding, Series B, 6.25%, 4/01/08 ..........................................................     3,000,000       3,103,620
        Series A, Pre-Refunded, 6.80%, 4/01/15 .......................................................     5,160,000       5,602,212
     Dickinson County, Memorial Hospital System Revenue, Pre-Refunded, 8.125%, 11/01/24 ..............     4,250,000       4,846,063
     Garden City Hospital Financing Authority Hospital Revenue, Refunding,
        5.625%, 9/01/10 ..............................................................................     2,000,000       1,701,080
        5.75%, 9/01/17 ...............................................................................     1,000,000         803,650
     Kent Hospital Finance Authority Health Care Revenue, Butterworth Health System, Series A,
      MBIA Insured, Pre-Refunded,  6.125%, 1/15/21 ...................................................    11,770,000      12,500,093
     Michigan State Hospital Finance Authority Revenue,
        Ascension Health Credit, Refunding, Series A, MBIA Insured, 6.125%, 11/15/23 .................    18,000,000      17,964,540
        Detroit Medical Center Obligation Group, Refunding, Series A, 6.25%, 8/15/13 .................     7,500,000       6,536,100
        Detroit Medical Center Obligation Group, Refunding, Series A, 6.50%, 8/15/18 .................    30,205,000      26,237,271
        Detroit Medical Center Obligation Group, Refunding, Series B, 5.50%, 8/15/23 .................       500,000         373,615
        Detroit Medical Center Obligation Group, Series A, 5.25%, 8/15/23 ............................       500,000         356,230
        Detroit Medical Center Obligation Group, Series A, 5.25%, 8/15/28 ............................     7,000,000       4,834,270
        Memorial Healthcare Center, Refunding, 5.75%, 11/15/15 .......................................     1,000,000         842,640
        Memorial Healthcare Center, Refunding, 5.875%, 11/15/21 ......................................     1,000,000         824,200
        Mercy Health Services, Series Q, AMBAC Insured, 5.75%, 8/15/16 ...............................     9,310,000       9,115,980
        Sinai Hospital, Refunding, 6.625%, 1/01/16 ...................................................     2,990,000       2,670,818
        Sinai Hospital, Refunding, 6.70%, 1/01/26 ....................................................     7,250,000       6,325,045
     Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co., Pollution Project,
      Refunding, Series BB, MBIA Insured,  6.20%, 8/15/25 ............................................     7,825,000       7,894,251
     Tawas City Hospital Finance Authority, Tawas St. Joseph's Hospital Project,
        Refunding, Series A, 5.60%, 2/15/13 ..........................................................     2,280,000       2,226,648
        Series A, 5.75%, 2/15/23 .....................................................................     4,125,000       3,977,325
     Wayne County Downriver Systems Sewer Disposal Revenue, Series A, Pre-Refunded, 7.00%,
      11/01/13 .......................................................................................     1,900,000       2,016,907
     Wayne County GO,
        IDA, Building Authority, Pre-Refunded, 8.00%, 3/01/17 ........................................     4,500,000       4,854,420

        South Huron Valley Wastewater Control, Refunding, 7.875%, 5/01/02 ............................     1,550,000       1,550,465
                                                                                                                       -------------
                                                                                                                         146,142,890
                                                                                                                       -------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                          PRINCIPAL
     FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                               AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     MINNESOTA 2.3%
     Burnsville Solid Waste Revenue, Freeway Transfer Inc. Project, 9.00%,
        10/01/00 .....................................................................................   $   120,000    $    121,800
        4/01/10 ......................................................................................     1,500,000       1,548,315
     Duluth Commercial Development Revenue, Duluth Radisson Hotel Project, Refunding, 8.00%, 12/01/15      5,000,000       3,927,900
     International Falls PCR, Boise Cascade Corp. Project, Refunding, 5.65%, 12/01/22 ................    10,500,000       8,918,280
     Maplewood Health Care Facility Revenue, Health East Project, 5.95%, 11/15/06 ....................     2,200,000       2,033,548
     Minneapolis CDA, Supported Development Revenue, Limited Tax,
        Series 2, 8.40%, 12/01/12 ....................................................................     2,675,000       2,721,813
        Series 3-A, 8.375%, 12/01/19 .................................................................       600,000         627,450
     Minneapolis Revenue, Walker Methodist Senior Services, Series A,
        5.875%, 11/15/18 .............................................................................     2,500,000       2,051,375
        6.00%, 11/15/28 ..............................................................................     4,750,000       3,775,110
     Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
      Fairview Hospital, Refunding, Series A,  MBIA Insured, 5.75%, 11/15/26 .........................    23,380,000      22,365,074
     Minnesota State HFA, Rental Housing, Refunding, Series D, MBIA Insured, 5.95%, 2/01/18 ..........     3,205,000       3,180,418
     Northwest Multi-County RDAR, Government Housing, Pooled Housing Project, 7.40%, 7/01/26 .........     5,165,000       3,873,750
     Robbinsdale MFHR, Copperfield Phase II Apartments, Refunding, 9.00%, 3/01/25 ....................     4,110,000       3,941,285
     Roseville MFHR, Rosepointe I Project, Refunding, Series C, 8.00%, 12/01/29 ......................     3,415,000       3,331,230
  (e)South Central Multi-County Housing and RDAR, Pooled Housing, 8.00%, 2/01/25 .....................    10,000,000       5,500,000
     St. Cloud IDR, Nahan Printing, 9.75%, 6/01/20 ...................................................     5,700,000       6,020,568
     St. Paul Housing and RDA, Housing Tax, 8.625%, 9/01/07 ..........................................     1,240,000       1,302,744
     St. Paul Port Authority Commercial Development, Theole Printing Project, 9.00%, 10/01/21 ........       560,000         564,323
     St. Paul Port Authority IDR,
        Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/09 ........................................        40,000          37,759
        SDA Enterprises, Series K, 10.25%, 10/01/10 ..................................................     1,095,000       1,013,499
        Series A-I, 8.50%, 12/01/01 ..................................................................       460,000         451,430
        Series A-I, 9.00%, 12/01/02 ..................................................................       260,000         256,183
        Series A-I, 9.00%, 12/01/12 ..................................................................     4,300,000       3,766,929
        Series A-II, 8.50%, 12/01/01 .................................................................       450,000         441,617
        Series A-II, 9.00%, 12/01/02 .................................................................       255,000         251,257
        Series A-II, 9.00%, 12/01/12 .................................................................     4,235,000       3,709,987
        Series A-III, 8.50%, 12/01/01 ................................................................       470,000         461,244
        Series A-III, 9.00%, 12/01/02 ................................................................       265,000         261,110
        Series A-III, 9.00%, 12/01/12 ................................................................     4,430,000       3,880,813
        Series A-IV, 8.50%, 12/01/01 .................................................................       365,000         358,200
        Series A-IV, 9.00%, 12/01/02 .................................................................       205,000         201,991
        Series A-IV, 9.00%, 12/01/12 .................................................................     3,375,000       2,956,601
        Series C, 10.00%, 12/01/01 ...................................................................       860,000         870,535
        Series C, 10.00%, 12/01/02 ...................................................................       715,000         723,759
        Series C, 10.00%, 12/01/06 ...................................................................     2,930,000       2,759,064
        Series C, 9.875%, 12/01/08 ...................................................................     3,100,000       2,901,321
        Series F, 8.00%, 9/01/00 .....................................................................        25,000          24,866
        Series F, 10.25%, 10/01/00 ...................................................................        70,000          69,888
        Series F, 8.00%, 9/01/01 .....................................................................        25,000          24,674
        Series F, 10.25%, 10/01/01 ...................................................................        80,000          79,736
        Series F, 8.00%, 9/01/02 .....................................................................        25,000          24,550
        Series F, 10.25%, 10/01/02 ...................................................................        90,000          89,151
        Series F, 8.00%, 9/01/19 .....................................................................     1,025,000         792,766
        Series I, 10.75%, 12/01/00 ...................................................................        15,000          14,997
        Series I, 10.75%, 12/01/01 ...................................................................        15,000          14,999
        Series I, 10.75%, 12/01/02 ...................................................................        15,000          14,925
        Series J, 9.50%, 12/01/01 ....................................................................        80,000          79,701
        Series J, 9.50%, 12/01/02 ....................................................................        95,000          94,079
        Series J, 9.50%, 12/01/11 ....................................................................     1,325,000       1,210,653
        Series L, 9.50%, 12/01/01 ....................................................................        40,000          39,850
        Series L, 9.75%, 12/01/01 ....................................................................        25,000          24,907
        Series L, 9.50%, 12/01/02 ....................................................................        45,000          44,564
        Series L, 9.75%, 12/01/02 ....................................................................        30,000          29,703

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                          PRINCIPAL
     FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     MINNESOTA (CONT.)
     St. Paul Port Authority IDR, (cont.)
        Series L, 9.50%, 12/01/14 ....................................................................  $  1,025,000    $    926,774
        Series L, 9.75%, 12/01/14 ....................................................................     1,530,000       1,389,439
        Series N, 10.00%, 12/01/01 ...................................................................        65,000          64,736
        Series N, 10.75%, 10/01/02 ...................................................................     1,020,000       1,015,553
        Series N, 10.00%, 12/01/02 ...................................................................        65,000          64,357
        Series N, 10.00%, 12/01/14 ...................................................................     1,405,000       1,283,229
        Series S, 9.625%, 12/01/01 ...................................................................        55,000          54,808
        Series S, 9.625%, 12/01/02 ...................................................................        60,000          59,411
        Series S, 9.625%, 12/01/14 ...................................................................     1,280,000       1,168,998
        Series T, 9.625%, 12/01/01 ...................................................................        30,000          29,890
        Series T, 9.625%, 12/01/02 ...................................................................        35,000          34,657
        Series T, 9.625%, 12/01/14 ...................................................................       910,000         831,085
     St. Paul Port Authority Lease Revenue, Mears Park Center Project, 6.50%,
        6/01/16 ......................................................................................     4,930,000       4,747,787
        6/01/26 ......................................................................................    10,660,000      10,169,533
     Victoria Private School Facility Revenue, Holy Family Catholic High School, Series A, 5.875%,
      9/01/29 ........................................................................................     4,000,000       3,508,720
                                                                                                                       -------------
                                                                                                                         129,131,268
                                                                                                                       -------------
     MISSISSIPPI 1.3%
     Claiborne County PCR, Systems Energy Resources Inc., Refunding, 6.20%, 2/01/26 ..................    33,295,000      30,491,561
     Corinth and Alcorn County Hospital Revenue, Magnolia Regional Health Center Project,
        Refunding, Series A, 5.50%, 10/01/21 .........................................................     4,000,000       3,043,120
        Series B, 5.50%, 10/01/21 ....................................................................     1,000,000         760,780
     Lowndes County Hospital Revenue, Golden Triangle Medical Center, 8.50%, 2/01/10 .................     3,750,000       3,880,350
     Mississippi Business Finance Corp. PCR, System Energy Resource Inc. Project,
        5.875%, 4/01/22 ..............................................................................    24,900,000      21,301,701
        Refunding, 5.90%, 5/01/22 ....................................................................    12,475,000      10,703,176
                                                                                                                       -------------
                                                                                                                          70,180,688
                                                                                                                       -------------
     MISSOURI 1.4%
     Lake of the Ozarks Community Bridge Corp. Bridge System Revenue,
        Pre-Refunded, 6.25%, 12/01/16 ................................................................     1,000,000       1,077,290
        Pre-Refunded, 6.40%, 12/01/25 ................................................................     3,000,000       3,248,310
        Refunding, 5.25%, 12/01/20 ...................................................................    12,280,000      10,262,273
        Refunding, 5.25%, 12/01/26 ...................................................................     8,875,000       7,207,920
     Marshall IDA, Hospital Revenue, John Fitzgibbon Memorial Hospital, Pre-Refunded, 10.00%, 5/01/20      8,500,000       8,747,945
     Perry County GO, Perry Memorial Hospital, Pre-Refunded, 9.125%, 6/01/11 .........................     1,500,000       1,547,220
     St. Louis County IDA, Kiel Center, Refunding,
        7.625%, 12/01/09 .............................................................................     8,000,000       8,374,480
        7.75%, 12/01/13 ..............................................................................     5,175,000       5,419,933
        7.875%, 12/01/24 .............................................................................     6,000,000       6,287,100
     St. Louis Municipal Finance Corp. Leasehold Revenue,
        City Justice Center, Refunding, Series A, AMBAC Insured, 5.95%, 2/15/16 ......................     8,640,000       8,748,691
        Refunding, Series A, 6.00%, 7/15/13 ..........................................................    14,250,000      14,457,195
     West Plains IDA, Hospital Revenue,
        Ozarks Medical Center, 6.30%, 11/15/11 .......................................................     1,000,000         905,300
        Ozarks Medical Center, 6.75%, 11/15/24 .......................................................     1,870,000       1,635,839
        Ozarks Medical Center Project, Refunding, 5.50%, 11/15/12 ....................................       500,000         418,945
                                                                                                                       -------------
                                                                                                                          78,338,441
                                                                                                                       -------------
     MONTANA .3%
     Montana State Board of Housing SFM,
        Senior Bonds, Series B-2, 8.90%, 10/01/00 ....................................................        30,000          30,049
        Series A, FHA Insured, 8.275%, 10/01/03 ......................................................       260,000         267,696
     Montana State Board of Investments Resource Recovery Revenue, Yellowstone Energy Project, 7.00%,
      12/31/19 .......................................................................................    20,750,000      19,462,048
                                                                                                                       -------------
                                                                                                                          19,759,793
                                                                                                                       -------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                          PRINCIPAL
     FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     NEBRASKA .3%
     Kearney IDR, Great Platte River Road, 6.75%,
        1/01/23 ......................................................................................  $  9,000,000   $   7,195,500
        1/01/28 ......................................................................................     6,500,000       5,122,585
     Scotts Bluff County Hospital Authority No. 1 Hospital Revenue, Regional West Medical Center,
        6.375%, 12/15/08 .............................................................................     1,145,000       1,170,591
        Pre-Refunded, 6.375%, 12/15/08 ...............................................................       955,000       1,010,151
                                                                                                                         -----------
                                                                                                                          14,498,827
                                                                                                                         -----------
     NEVADA 2.7%
     Clark County IDR, Southwest Gas Corp., Series A, 6.50%, 12/01/33 ................................    13,775,000      13,038,313
     Clark County Special ID No. 108, Summerlin, 6.625%, 2/01/17 .....................................     7,550,000       7,462,571
     Henderson Local ID,
        No. 2, 9.50%, 8/01/11 ........................................................................     5,485,000       5,693,814
        No. T-1, Series A, 8.50%, 8/01/13 ............................................................    21,970,000      23,489,885
        No. T-10, 7.50%, 8/01/15 .....................................................................     7,220,000       7,193,214
        No. T-12, Series A, 7.375%, 8/01/18 ..........................................................    49,590,000      49,984,241
     Henderson Local Improvement Districts No. T-4C, Green Valley, Refunding, Series A, 5.90%,
      11/01/18 .......................................................................................     3,190,000       2,920,668
     Las Vegas Downtown RDA, Tax Increment Revenue, Fremont Street Project, Series A, 6.10%, 6/15/14 .     3,500,000       3,479,840
     Las Vegas Local Improvement Bond Special Assessment,
        ID No. 404, FSA Insured, 5.85%, 11/01/09 .....................................................     3,340,000       3,411,342
        ID No. 707, 6.60%, 6/01/05 ...................................................................       985,000       1,017,899
        ID No. 707, 6.70%, 6/01/06 ...................................................................     1,220,000       1,261,041
        ID No. 707, 6.80%, 6/01/07 ...................................................................     1,780,000       1,840,306
        ID No. 707, 7.10%, 6/01/16 ...................................................................     7,900,000       8,173,261
     Las Vegas Special Assessment ID No. 505, Elkhorn Springs, 8.00%, 9/15/13 ........................     7,300,000       7,522,796
     Nevada Housing Division, SF Program, Subordinated,
        FI/GML, Series A, 9.30%, 10/01/00 ............................................................        30,000          30,214
        FI/GML, Series A-1, 8.75%, 10/01/04 ..........................................................       185,000         191,281
        FI/GML, Series A-2, 9.375%, 10/01/00 .........................................................        30,000          30,227
        FI/GML, Series A-2, 8.65%, 10/01/01 ..........................................................       135,000         136,150
        FI/GML, Series A-3, 9.20%, 10/01/00 ..........................................................        55,000          55,359
        FI/GML, Series B, 9.50%, 10/01/01 ............................................................       105,000         106,813
        FI/GML, Series B-1, 7.90%, 10/01/05 ..........................................................       505,000         517,706
        FI/GML, Series C-1, 7.55%, 10/01/05 ..........................................................       630,000         628,249
        Series B-2, 9.65%, 10/01/02 ..................................................................        75,000          74,972
        Series C-1, 9.60%, 10/01/02 ..................................................................       145,000         145,467
     Washoe County Revenue, Reno-Sparks Convention Center Project, FSA Insured, 6.40%, 7/01/29 .......    15,415,000      15,436,273
                                                                                                                       -------------
                                                                                                                         153,841,902
                                                                                                                       -------------
     NEW HAMPSHIRE 2.6%
     New Hampshire Higher Education and Health Facilities Authority Revenue,
        Hillcrest Terrace, 7.50%, 7/01/24 ............................................................    18,450,000      17,750,745
        Hospital Littleton Hospital Association, Series B., 5.90%, 5/01/28 ...........................     2,000,000       1,543,240
        New Hampshire Catholic Charities, Refunding, Series A, 5.75%, 8/01/11 ........................     1,300,000       1,175,525
     New Hampshire State Business Finance Authority PCR,
        Connecticut Light and Power Co., Refunding, Series A, 5.85%, 12/01/22 ........................    21,000,000      18,162,270
        Public Service Co. of New Hampshire, Refunding, Series D, 6.00%, 5/01/21 .....................    28,000,000      25,329,080
        Public Service Co. of New Hampshire, Refunding, Series E, 6.00%, 5/01/21 .....................    21,800,000      19,720,498
        United Illuminating Co., Refunding, Series A, 5.875%, 10/01/33 ...............................     3,000,000       2,703,810
     New Hampshire State IDAR, Pollution Control,
        Connecticut Light and Power Co., 5.90%, 11/01/16 .............................................     5,400,000       4,844,934
        Connecticut Light and Power Co., 5.90%, 8/01/18 ..............................................     8,000,000       7,096,480
        Public Service Co. of New Hampshire Project, Series A, 7.65%, 5/01/21 ........................    10,970,000      11,252,916
        Public Service Co. of New Hampshire Project, Series C, 7.65%, 5/01/21 ........................    34,635,000      35,528,237
                                                                                                                       -------------
                                                                                                                         145,107,735
                                                                                                                       -------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                          PRINCIPAL
     FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     NEW JERSEY 3.0%
     Health Care Facilities Financing Authority Revenue, Trinitas Hospital
      Obligation Group, Refunding, 7.50%, 7/01/30 ....................................................  $  5,000,000   $   4,899,700
     Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
        Series 1, 6.00%, 1/01/19 .....................................................................     2,180,000       2,026,637
        Series 1, 6.00%, 1/01/29 .....................................................................     5,000,000       4,520,000
        Series 2, 6.125%, 1/01/19 ....................................................................     2,125,000       2,003,769
        Series 2, 6.125%, 1/01/29 ....................................................................     5,105,000       4,695,426
     New Jersey Economic Development Authority Special Facility Revenue, Continental
      Airlines Inc. Project,
        6.625%, 9/15/12 ..............................................................................    18,500,000      18,538,480
        6.25%, 9/15/19 ...............................................................................    36,220,000      33,051,837
        6.40%, 9/15/23 ...............................................................................    73,030,000      66,945,140
        6.25%, 9/15/29 ...............................................................................    21,325,000      18,977,118
     New Jersey EDA Revenue, First Mortgage, Keswick Pines, Refunding, 5.75%, 1/01/24 ................     1,500,000       1,188,180
     New Jersey EDA, Lease Revenue, International Center for Public Health Project, University of
      Medicine and Dentistry, AMBAC Insured,  6.00%, 6/01/32 .........................................     9,965,000      10,001,671
     New Jersey Health Care Facilities Financing Authority Revenue, Lutheran Home, Series A,
        8.40%, 7/01/19 ...............................................................................     2,100,000       2,120,475
                                                                                                                       -------------
                                                                                                                         168,968,433
                                                                                                                       -------------
     NEW MEXICO 3.7%
     Farmington PCR,
        Public Service Co. of New Mexico, San Juan Project, Refunding, Series A, 6.30%, 12/01/16 .....    24,045,000      22,943,258
        Public Service Co. of New Mexico, San Juan Project, Refunding, Series A, 5.80%, 4/01/22 ......     8,500,000       7,421,435
        Public Service Co. of New Mexico, San Juan Project, Refunding, Series A, 6.40%, 8/15/23 ......    58,250,000      54,629,763
        Public Service Co. of New Mexico, San Juan Project, Refunding, Series B, 5.80%, 4/01/22 ......    19,500,000      17,025,645
        Public Service Co. of New Mexico, San Juan Project, Refunding, Series D, 6.375%, 4/01/22 .....    64,125,000      60,958,508
        Public Service Co. Project, Series A, 6.60%, 10/01/29 ........................................     6,000,000       5,803,080
        Tucson Electric Power Co., Series A, 6.95%, 10/01/20 .........................................    37,000,000      36,050,580
     New Mexico Mortgage Finance Authority SFM Program,
        Refunding, Series A-1, 7.90%, 7/01/04 ........................................................       300,000         306,753
        Series A, 9.50%, 9/01/00 .....................................................................        55,000          54,978
        Series A, 9.10%, 9/01/03 .....................................................................       475,000         488,552
        Series B, 9.30%, 9/01/00 .....................................................................        20,000          19,991
        Sub Series A, 9.55%, 9/01/02 .................................................................       380,000         385,160
     Rio Rancho Water and Wastewater Revenue, Series A, FSA Insured, Pre-Refunded, 5.90%, 5/15/15 ....     3,620,000       3,766,103
                                                                                                                       -------------
                                                                                                                         209,853,806
                                                                                                                       -------------
     NEW YORK 9.9%
     MTA Commuter Facilities Revenue, Grand Central Terminal, Refunding, Series 1, FSA Insured,
      5.70%, 7/01/24 .................................................................................    10,000,000       9,704,800
     MTA Service Contract Revenue,
        Commuter Facilities, Refunding, Series 5, 6.50%, 7/01/16 .....................................     3,860,000       3,959,048
        Commuter Facilities, Refunding, Series N, 6.80%, 7/01/04 .....................................     3,330,000       3,518,478
        Commuter Facilities, Refunding, Series N, 6.90%, 7/01/05 .....................................     3,050,000       3,225,802
        Transit Facilities, Refunding, Series N, 6.80%, 7/01/04 ......................................     2,330,000       2,461,878
        Transit Facilities, Refunding, Series N, 6.90%, 7/01/05 ......................................     2,470,000       2,612,371
        Transit Facilities, Refunding, Series N, 7.125%, 7/01/09 .....................................     7,830,000       8,333,782
     MTA Transit Facilities Revenue, Series A, MBIA Insured, 5.875%, 7/01/27 .........................    22,700,000      22,469,368
     New York City GO,
        Refunding, Series F, 6.00%, 8/01/11 ..........................................................    10,000,000      10,305,400
        Refunding, Series H, 6.25%, 8/01/15 ..........................................................    25,000,000      25,677,750
        Refunding, Series H, 6.125%, 8/01/25 .........................................................     5,600,000       5,574,632
        Refunding, Series J, 6.00%, 8/01/21 ..........................................................    10,000,000       9,857,200
        Series A, 6.125%, 8/01/06 ....................................................................     9,955,000      10,392,323
        Series A, 6.25%, 8/01/08 .....................................................................    10,000,000      10,479,800
        Series A, 7.25%, 3/15/20 .....................................................................       100,000         101,568
        Series A, 6.25%, 8/01/21 .....................................................................       845,000         849,132
        Series A, Pre-Refunded, 6.125%, 8/01/06 ......................................................       235,000         249,034
        Series A, Pre-Refunded, 7.25%, 3/15/20 .......................................................       230,000         233,694
        Series B, 7.00%, 2/01/18 .....................................................................     3,255,000       3,400,108
        Series B, 7.00%, 2/01/19 .....................................................................     3,375,000       3,521,678
        Series B, 7.00%, 2/01/20 .....................................................................     3,305,000       3,447,412

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                          PRINCIPAL
     FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     NEW YORK (CONT.)
     NEW YORK CITY GO, (CONT.)
        Series B, 6.00%, 8/15/26 .....................................................................  $  4,355,000   $   4,258,885
        Series B, Pre-Refunded, 6.75%, 10/01/15 ......................................................       100,000         106,173
        Series B, Pre-Refunded, 7.00%, 2/01/18 .......................................................       835,000         881,125
        Series B, Pre-Refunded, 7.00%, 2/01/19 .......................................................     1,625,000       1,714,765
        Series B, Pre-Refunded, 7.00%, 2/01/20 .......................................................     2,440,000       2,574,786
        Series B, Pre-Refunded, 6.00%, 8/15/26 .......................................................       645,000         683,539
        Series B, Sub Series B-1, Pre-Refunded, 7.00%, 8/15/16 .......................................    17,070,000      18,653,413
        Series B, Sub Series B-1, Pre-Refunded, 7.25%, 8/15/19 .......................................     5,000,000       5,513,250
        Series C, Pre-Refunded, 7.25%, 8/15/24 .......................................................     7,905,000       8,209,975
        Series C, Sub Series C-1, Pre-Refunded, 7.00%, 8/01/16 .......................................        55,000          58,612
        Series C, Sub Series C-1, Pre-Refunded, 7.00%, 8/01/17 .......................................       370,000         394,302
        Series C, Sub Series C-1, Pre-Refunded, 7.50%, 8/01/21 .......................................       435,000         468,473
        Series D, 6.00%, 2/15/10 .....................................................................     8,155,000       8,397,040
        Series D, 7.625%, 2/01/14 ....................................................................        40,000          42,420
        Series D, 7.50%, 2/01/18 .....................................................................         5,000           5,282
        Series D, Pre-Refunded, 7.70%, 2/01/11 .......................................................       150,000         160,326
        Series D, Pre-Refunded, 7.625%, 2/01/13 ......................................................       400,000         426,992
        Series D, Pre-Refunded, 7.625%, 2/01/14 ......................................................       810,000         864,659
        Series D, Pre-Refunded, 7.50%, 2/01/18 .......................................................       380,000         404,784
        Series D, Pre-Refunded, 7.50%, 2/01/19 .......................................................       330,000         351,523
        Series E, 6.25%, 2/15/07 .....................................................................     3,270,000       3,428,824
        Series E, 7.50%, 2/01/18 .....................................................................        45,000          47,536
        Series E, Pre-Refunded, 7.50%, 2/01/18 .......................................................       480,000         511,306
        Series F, 7.625%, 2/01/13 ....................................................................        45,000          47,747
        Series F, 7.625%, 2/01/15 ....................................................................        15,000          15,893
        Series F, 7.50%, 2/01/21 .....................................................................       110,000         115,891
        Series F, Pre-Refunded, 7.625%, 2/01/13 ......................................................       310,000         330,919
        Series F, Pre-Refunded, 7.625%, 2/01/14 ......................................................       275,000         293,557
        Series F, Pre-Refunded, 7.625%, 2/01/15 ......................................................        15,000          16,012
        Series F, Pre-Refunded, 7.50%, 2/01/21 .......................................................       575,000         612,502
        Series F, Pre-Refunded, 6.625%, 2/15/25 ......................................................     8,625,000       9,296,198
        Series G, 5.75%, 8/01/10 .....................................................................       505,000         510,898
        Series G, 6.125%, 10/15/11 ...................................................................    20,480,000      21,349,786
        Series G, 6.20%, 10/15/14 ....................................................................    10,000,000      10,276,100
        Series G, 7.50%, 2/01/22 .....................................................................        10,000          10,534
        Series G, Pre-Refunded, 7.50%, 2/01/22 .......................................................        50,000          53,214
        Series H, 7.20%, 2/01/15 .....................................................................       875,000         918,776
        Series H, 7.00%, 2/01/22 .....................................................................        10,000          10,425
        Series H, Pre-Refunded, 7.20%, 2/01/14 .......................................................       625,000         661,781
        Series H, Pre-Refunded, 7.20%, 2/01/15 .......................................................       500,000         529,425
        Series H, Pre-Refunded, 7.00%, 2/01/19 .......................................................     2,245,000       2,371,124
        Series H, Pre-Refunded, 7.00%, 2/01/20 .......................................................       280,000         295,467
        Series H, Pre-Refunded, 7.00%, 2/01/22 .......................................................        25,000          26,381
        Series I, 6.25%, 4/15/17 .....................................................................    23,865,000      24,327,742
        Series I, 6.25%, 4/15/27 .....................................................................     7,705,000       7,736,205
        Series I, Pre-Refunded, 6.25%, 4/15/17 .......................................................     1,505,000       1,612,969
        Series I, Pre-Refunded, 6.25%, 4/15/27 .......................................................    15,215,000      16,306,524
     New York City IDA,
        Civic Facility Revenue, Amboy Properties Corp. Project, Pre-Refunded, 9.625%, 6/01/15 ........     6,205,000       6,470,450
        Civic Facility Revenue, Amboy Properties Corp. Project, Refunding, 6.75%, 6/01/20 ............     7,160,000       6,551,042
        IDR, La Guardia Association LP Project, Refunding, 6.00%, 11/01/28 ...........................     7,500,000       6,326,775
     New York State Dormitory Authority Revenue,
        City University System, Third General, Series 2, 6.00%, 7/01/26 ..............................     6,100,000       5,942,010
        Mental Health Services Facilities, Refunding, Series B, 5.625%, 2/15/21 ......................     7,360,000       6,883,440
        Mental Health Services Facilities, Series A, 6.00%, 8/15/17 ..................................    11,240,000      11,262,705
        Mental Health Services Facilities, Series A, 5.75%, 2/15/27 ..................................     5,000,000       4,713,150
        State University Educational Facilities, Pre-Refunded, 6.00%, 5/15/18 ........................     5,000,000       5,309,350


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                          PRINCIPAL
     FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     ZERO COUPON BONDS (CONT.)
     NEW YORK (CONT.)
     New York State HFA, Service Contract Obligation Revenue, Series A,
        6.00%, 3/15/26 ...............................................................................  $  4,975,000   $   4,785,055
        Pre-Refunded, 7.80%, 9/15/10 .................................................................     6,850,000       7,121,123
        Pre-Refunded, 7.80%, 9/15/20 .................................................................     9,715,000      10,099,520
     New York State HFAR, Refunding, Series A, 5.90%, 11/01/05 .......................................    12,515,000      12,633,517
     New York State Medical Care Facilities Finance Agency Revenue,
        Hospital and Nursing, Series B, FHA Insured, 6.95%, 2/15/32 ..................................     3,305,000       3,420,840
        Hospital and Nursing, Series B, Pre-Refunded, 6.95%, 2/15/32 .................................       695,000         737,159
        Montefiore Medical Center, Insured Mortgage, Series A, AMBAC/FHA Insured, 5.75%, 2/15/25 .....     6,175,000       5,953,132
     New York State Mortgage Agency Revenue, Homeowners Mortgage,
        Series 59, 6.10%, 10/01/15 ...................................................................     2,000,000       2,025,160
        Series 59, 6.15%, 10/01/17 ...................................................................     2,750,000       2,784,540
        Series 61, 5.80%, 10/01/16 ...................................................................     5,000,000       4,962,950
     New York State Urban Development Corp. Revenue, Correctional Capital Facilities, Series 7,
      5.70%, 1/01/27 .................................................................................    21,750,000      20,307,975
     Oneida County IDAR, Civic Facility, St. Elizabeth Medical,
        Series A, 5.75%, 12/01/19 ....................................................................     1,575,000       1,300,194
        Series A, 5.875%, 12/01/29 ...................................................................     2,750,000       2,206,820
        Series B, 6.00%, 12/01/19 ....................................................................     2,520,000       2,144,898
        Series B, 6.00%, 12/01/29 ....................................................................     7,560,000       6,178,108
     Onondaga County IDA Solid Waste Disposal Facility Revenue, Solvay Paperboard LLC
      Project, Refunding, 6.80%, 11/01/14 ............................................................     5,000,000       4,904,100
        7.00%, 11/01/30 ..............................................................................     7,000,000       6,776,490
     Port Authority of New York and New Jersey Special Obligation Revenue,
        2nd Installment, 6.50%, 10/01/01 .............................................................     1,000,000       1,010,050
        3rd Installment, 7.00%, 10/01/07 .............................................................     8,000,000       8,372,000
        4th Installment, Special Project, 6.75%, 10/01/11 ............................................       925,000         948,504
        5th Installment, 6.75%, 10/01/19 .............................................................    17,500,000      17,555,125
        Continental Airlines Inc., Eastern Project, La Guardia, 9.00%, 12/01/10 ......................    10,000,000      10,426,700
        Continental Airport Project, Eastern Project, La Guardia, 9.125%, 12/01/15 ...................    27,650,000      28,854,711
     TSASC Inc. New York, TFABS, Series 1, 6.25%,
        7/15/27 ......................................................................................    19,630,000      19,200,496
        7/15/34 ......................................................................................    22,375,000      21,667,279
     Ulster County IDA, Civic Facility Revenue, Benedictine Hospital Project, Series A,
        6.40%, 6/01/14 ...............................................................................       725,000         640,784
        6.45%, 6/01/24 ...............................................................................     1,950,000       1,659,411
     Warren and Washington Counties IDAR, Adirondack Resource Recovery Project,
      Refunding, Series A, 7.90%, 12/15/07 ...........................................................     1,060,000       1,062,639
                                                                                                                       -------------
                                                                                                                         559,457,520
                                                                                                                       -------------
     NORTH CAROLINA 1.3%
     Eastern Municipal Power Agency Power System Revenue,
        Refunding, Series D, 6.75%, 1/01/26 ..........................................................     5,000,000       4,939,200
        Series D, 6.70%, 1/01/19 .....................................................................     2,000,000       1,995,520
     North Carolina Eastern Municipal Power Agency Power System Revenue, Refunding,
        Series A, 5.75%, 1/01/26 .....................................................................    37,500,000      32,531,250
        Series B, 5.75%, 1/01/24 .....................................................................    35,750,000      31,234,060
     North Carolina HFA, SF, Series II, GNMA Secured, 6.20%,
        3/01/16 ......................................................................................     2,750,000       2,779,288
        9/01/17 ......................................................................................     1,825,000       1,846,754
                                                                                                                       -------------
                                                                                                                          75,326,072
                                                                                                                       -------------
     NORTH DAKOTA .4%
     Mercer County PCR, Basin Electric Power Corp., Refunding, Second Series, AMBAC
      Insured, 6.05%, 1/01/19 ........................................................................    24,655,000      24,734,389
                                                                                                                       -------------

     OHIO 4.6%
     Cleveland Airport Special Revenue, Continental Airlines Inc. Project, Refunding,
      5.70%, 12/01/19 ................................................................................    11,520,000       9,765,619
     Cuyahoga County Hospital Revenue, University Hospitals Health System, Refunding,
      Series B, MBIA Insured, 5.50%, 1/15/16 .........................................................    10,065,000       9,693,199

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                  PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                            AMOUNT             VALUE
--------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
OHIO (CONT.)
Dayton Special Facilities Revenue, Emery Air Freight Corp.,
   Emery Worldwide Air Inc., Refunding,
   Series C, 6.05%, 10/01/09 .............................................      $  7,500,000      $  7,510,350
   Series E, 6.05%, 10/01/09 .............................................         4,000,000         4,005,520
Franklin County Health Care Facilities Revenue, Presbyterian
   Retirement Services,
   Refunding, 5.50%, 7/01/17 .............................................         3,100,000         2,483,348
   Refunding, 5.50%, 7/01/21 .............................................         4,700,000         3,665,389
   Series A, 6.625%, 7/01/13 .............................................         1,000,000           984,700
Lucas County Health Facilities Revenue, Presbyterian Retirement Services,
   Refunding, Series A,
   6.625%, 7/01/14 .......................................................         1,000,000           952,420
   6.75%, 7/01/20 ........................................................         2,000,000         1,892,200
Montgomery County Health Systems Revenue,
   Franciscan at Saint Leonard, Refunding, 5.50%, 7/01/18 ................         3,630,000         2,897,357
   Franciscan Medical Center-Dayton, Refunding, 5.50%, 7/01/18 ...........         1,900,000         1,516,523
   Refunding, Series B, 8.10%, 7/01/01 ...................................           600,000           608,592
   Refunding, Series B-1, 8.10%, 7/01/01 .................................           500,000           507,160
   Refunding, Series B-1, 8.10%, 7/01/18 .................................         1,955,000         2,072,241
   Series B-1, Pre-Refunded, 8.10%, 7/01/18 ..............................         4,345,000         5,071,658
   Series B-2, 8.10%, 7/01/18 ............................................         1,995,000         2,114,640
   Series B-2, Pre-Refunded, 8.10%, 7/01/18 ..............................         4,505,000         5,271,751
   St. Leonard, Series B, 8.10%, 7/01/18 .................................         3,100,000         3,285,907
   St. Leonard, Series B, Pre-Refunded, 8.10%, 7/01/18 ...................         6,500,000         7,606,300
Muskingum County Hospital Facilities Revenue, Franciscan Sisters,
   Refunding, Connie Lee Insured, 5.375%, 2/15/12 ..........................       1,200,000         1,181,796
Ohio State Air Quality Development Authority Revenue,
   Dayton Power and Light Co. Project, Refunding, 6.10%, 9/01/30 .........        17,900,000        17,230,003
   PCR, Cleveland Electric, Refunding, Series A, 6.10%, 8/01/20 ..........        10,400,000         9,256,312
   PCR, Cleveland Electric, Refunding, Series B, 6.00%, 8/01/20 ..........        39,760,000        35,353,399
   PCR, Toledo Edison, Refunding, Series A, 6.10%, 8/01/27 ...............         5,000,000         4,383,150
   PCR, Toledo Edison, Refunding, Series B, 8.00%, 5/15/19 ...............         5,265,000         5,387,043
Ohio State Solid Waste Revenue, Republic Engineered Steels Inc.,
   9.00%, 6/01/21 ........................................................        16,650,000         8,325,000
Ohio State Water Development Authority PCR, Facilities Revenue,
   Cleveland Electric, Refunding, Series A, 6.10%, 8/01/20 ...............        18,000,000        16,020,540
   Cleveland Electric, Refunding, Series A, 8.00%, 10/01/23 ..............        27,700,000        29,586,093
   Toledo Edison, Series A, 8.00%, 5/15/19 ...............................         6,200,000         6,343,716
Ohio State Water Development Authority Revenue, Fresh Water Service,
   AMBAC Insured, 5.90%, 12/01/21 ..........................................       9,250,000         9,193,020
 Toledo-Lucas County Port Authority Airport Revenue, Burlington
   Air Express,
   Project 1, 7.00%, 4/01/04 .............................................         4,370,000         4,493,977
   Project 1, 7.25%, 4/01/09 .............................................         5,385,000         5,603,900
   Project 1, 7.375%, 4/01/14 ............................................         8,200,000         8,542,432
   Project 1, 7.50%, 4/01/19 .............................................        14,365,000        14,980,828
   Series 1, Pre-Refunded, 9.125%, 9/15/01 ...............................           510,000           532,654
   Series 1, Pre-Refunded, 9.125%, 9/15/13 ...............................         5,875,000         6,135,968
Toledo-Lucas County Port Authority Development Revenue, Northwest
   Ohio Bond Fund,
   Series A, Pre-Refunded, 8.625%, 5/15/10 ...............................         1,065,000         1,106,109
   Series B, 9.00%, 11/15/08 .............................................           765,000           777,370
   Series D, Pre-Refunded, 8.25%, 5/15/20 ................................         2,870,000         2,949,384
Willoughby IDR, Presbyterian Retirement Services, Refunding, Series A,
   6.875%, 7/01/16 .........................................................       1,500,000         1,407,000
                                                                                                  ------------
                                                                                                   260,694,568
                                                                                                  ------------
OKLAHOMA .3%
Tulsa County Municipal Airport Revenue, American Airlines Inc.,
   7.375%, 12/01/20 ........................................................      12,845,000        12,993,231
Valley View Hospital Authority Revenue, Valley View Regional
   Medical Center, Refunding, 6.00%, 8/15/14 ...............................       4,000,000         3,586,280
                                                                                                  ------------
                                                                                                    16,579,511
                                                                                                  ------------
OREGON 1.4%
Klamath Falls Electric Revenue, Klamath Cogen, senior lien, Refunding,
   5.75%, 1/01/13 ........................................................         8,000,000         7,300,480
   5.875%, 1/01/16 .......................................................        19,400,000        17,109,636
   6.00%, 1/01/25 ........................................................        56,060,000        47,866,270
Oregon State Department of Administrative Services COP, Series A,
   AMBAC Insured, 6.00%, 5/01/26 ...........................................       9,400,000         9,399,060
                                                                                                  ------------
                                                                                                    81,675,446
                                                                                                  ------------


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                 PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                           AMOUNT             VALUE
-------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
PENNSYLVANIA 4.8%
Allegheny County Hospital Development Authority Revenue,
   Allegheny Valley Health Facilities Management Co., 7.50%, 8/01/13 ...      $  9,100,000      $  8,565,466
   Allegheny Valley Hospital, 7.75%, 8/01/20 ...........................         2,100,000         1,914,465
Allegheny County IDAR, Environmental Improvement, USX Corp.,
   Refunding, 6.10%, 7/15/20 ...........................................         6,460,000         5,951,404
Chartiers Valley Industrial and Commercial Development Authority
   First Mortgage Revenue, Asbury Health Center, Refunding, 6.375%,
   12/01/19 ............................................................         1,000,000           874,700
   12/01/24 ............................................................         1,750,000         1,483,860
Chartiers Valley Industrial and Commercial Development Authority
   Revenue, Asbury Health Center Project, Refunding, 7.40%, 12/01/15 ...         5,250,000         5,849,393
Delaware County IDAR, Resource Recovery Facility, Refunding, Series A,
   6.10%, 1/01/04 ......................................................         1,310,000         1,287,154
   6.10%, 1/01/06 ......................................................         2,140,000         2,066,662
   6.50%, 1/01/08 ......................................................           425,000           411,808
   6.10%, 7/01/13 ......................................................        20,500,000        18,391,370
   6.20%, 7/01/19 ......................................................         6,500,000         5,691,855
Franklin County IDA, Health Facilities Revenue, Encore Nursing Center,
   10.375%, 7/01/11 ....................................................           650,000           684,775
   Refunding, 10.375%, 7/01/11 .........................................         2,800,000         2,949,800
Gettysburg IDA Health Facilities Revenue, Encore Nursing Center,
   Refunding, 10.375%, 7/01/11 .........................................         3,000,000         3,160,500
Lehigh County IDA, PCR, Pennsylvania Power and Light Co. Project,
   Refunding, Series A,
   MBIA Insured, 6.15%, 8/01/29 ........................................         4,000,000         4,009,160
Monroeville Hospital Authority Hospital Revenue, Forbes Health Systems,
   Refunding,
   5.75%, 10/01/05 .....................................................         1,000,000           943,900
   7.00%, 10/01/13 .....................................................         8,825,000         8,183,776
   6.25%, 10/01/15 .....................................................         4,545,000         4,192,126
Montgomery County Higher Education and Health Authority Revenue,
  First Mortgage, Holy Redeemer Long-Term Care, Series A, Pre-Refunded,
   8.20%, 6/01/06 ......................................................         1,465,000         1,563,404
  First Mortgage, Holy Redeemer Long-Term Care, Series A, Pre-Refunded,
   8.00%, 6/01/22 ......................................................         3,500,000         3,745,280
   St. Joseph's University, Pre-Refunded, 8.30%, 6/01/10 ...............         5,000,000         5,148,800
Montgomery County IDA, Retirement Community Revenue, Act Retirement-Life
   Communities, 5.25%, 11/15/28 ........................................         2,500,000         1,844,975
Montgomery County IDAR, Resource Recovery, 7.50%, 1/01/12 ..............        10,000,000        10,193,900
Pennsylvania Convention Center Authority Revenue, Refunding, Series A,
   6.25%, 9/01/04 ......................................................         5,000,000         5,072,100
   6.60%, 9/01/09 ......................................................        16,000,000        16,269,600
   6.70%, 9/01/14 ......................................................        20,760,000        21,163,782
   6.75%, 9/01/19 ......................................................        15,800,000        16,048,218
Pennsylvania EDA, Financing Resources Recovery Revenue, Colver Project,
   Series D, 7.125%, 12/01/15 ..........................................        10,000,000        10,193,600
Pennsylvania State Higher Educational Facilities Authority Health
   Services Revenue,
   Allegheny Delaware Valley Obligation Group, Series A, MBIA Insured,
    5.875%, 11/15/16 ...................................................        15,000,000        14,250,600
   University of Pennsylvania Health Services, Refunding, Series A,
    5.75%, 1/01/12 .....................................................         5,000,000         4,609,150
   University of Pennsylvania Health Services, Refunding, Series A,
    5.875%, 1/01/15 ....................................................         1,000,000           893,190
Philadelphia Gas Works Revenue,
   14th Series A, Pre-Refunded, 6.375%, 7/01/26 ........................           885,000           940,189
   Refunding, 14th Series, 6.375%, 7/01/26 .............................         1,965,000         1,924,305
Philadelphia GO, Refunding, Series B, 6.00%, 5/15/05 ...................         3,080,000         3,166,733
Philadelphia IDA, Health Care Facility Revenue, Pauls Run, Series A,
   5.85%, 5/15/13 ......................................................         2,200,000         1,905,486
   5.75%, 5/15/18 ......................................................         1,500,000         1,233,735
   5.875%, 5/15/28 .....................................................         2,500,000         1,987,050
Philadelphia Municipal Authority Revenue, Lease,
   Refunding, Series D, 6.30%, 7/15/17 .................................         3,500,000         3,381,560
   Sub. Series C, 8.625%, 11/15/16 .....................................         1,555,000         1,632,703
   Sub. Series D, 6.25%, 7/15/13 .......................................         3,000,000         2,951,760
Philadelphia Water and Sewer Revenue, Series 10, ETM, 7.35%, 9/01/04 ...        14,155,000        15,109,896
Schuylkill County IDA, Resource Recovery Revenue, Schuylkill Energy
   Resources Inc., 6.50%, 1/01/10 ......................................        27,190,000        26,723,148
South Fork Municipal Authority Hospital Revenue, Conemaugh Valley
  Memorial Hospital Project, Series A, MBIA Insured,
   5.75%, 7/01/16 ......................................................         8,130,000         7,952,603
South Wayne County Water and Sewer Authority Revenue,
   Refunding, 8.20%, 4/15/13 ...........................................         8,055,000         8,056,611
Washington County IDA, PCR, West Pennsylvania Power Co., Series G,
   AMBAC Insured, 6.05%, 4/01/14 .......................................         5,025,000         5,128,917
                                                                                                 -----------
                                                                                                 269,703,469
                                                                                                 -----------


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                              PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                        AMOUNT             VALUE
-------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
RHODE ISLAND .3%
Rhode Island Housing and Mortgage Finance Corp. Revenue,
   Homeownership Opportunity,
   Series 17-A, 6.25%, 4/01/17 .........................................      $ 5,000,000      $ 5,068,050
Rhode Island State Health and Educational Building Corp. Revenue,
   Hospital Financing Lifespan Obligation Group, MBIA Insured,
   5.75%, 5/15/23 ......................................................        5,000,000        4,736,350
   Landmark Medical Center, Asset Guaranteed, 5.875%, 10/01/19 .........        6,000,000        5,754,060
West Warwick GO, Series A,
   7.00%, 8/15/02 ......................................................          120,000          122,911
   7.30%, 7/15/08 ......................................................          845,000          896,993
                                                                                                ----------
                                                                                                16,578,364
                                                                                                ----------
SOUTH CAROLINA .3%
Charleston County Hospital Facilities First Mortgage Revenue,
   Sandpiper Village Inc.,
   8.00%, 11/01/13 .....................................................        3,410,000        3,212,970
Piedmont Municipal Power Agency Electric Revenue, Refunding,
   6.60%, 1/01/21 ......................................................        3,660,000        3,550,932
   Series A, AMBAC Insured, 6.55%, 1/01/16 .............................        4,110,000        4,061,749
South Carolina Jobs EDA, Health Facilities Revenue, 1st Mortgage
   Lutheran Homes, Refunding,
   5.65%, 5/01/18 ......................................................        3,200,000        2,614,848
   5.70%, 5/01/26 ......................................................        4,235,000        3,322,230
                                                                                                ----------
                                                                                                16,762,729
                                                                                                ----------
SOUTH DAKOTA .2%
South Dakota HDA Revenue, Homeownership Mortgage, Series A,
   6.125%, 5/01/17 .....................................................        5,000,000        5,026,550
South Dakota Health and Educational Facilities Authority Revenue,
   Prairie Lakes Health Care,
   Pre-Refunded, 7.25%, 4/01/22 ........................................        2,480,000        2,684,997
   Refunding, 7.25%, 4/01/22 ...........................................        1,020,000        1,026,344
                                                                                                ----------
                                                                                                 8,737,891
                                                                                                ----------
TENNESSEE .3%
Johnson City Health and Educational Facilities Board Revenue,
   Pine Oaks Assisted Project, Series A, GNMA Secured, 5.90%, 6/20/37 ..        2,620,000        2,403,509
Knox County Health, Educational and Housing Facilities Board MFHR,
   East Towne Village Project, GNMA Secured, 8.20%, 7/01/28 ............        3,020,000        3,087,195
Memphis-Shelby County Airport Authority Special Facilities and
   Project Revenue, Federal Express Corp., 7.875%, 9/01/09 .............        6,000,000        6,333,000
Metropolitan Government of Nashville and Davidson County GO, Public
   Improvements, 5.875%, 5/15/26 .......................................        5,000,000        4,904,500
Shelby County Health and Education Housing Facility Revenue, Beverly
   Enterprise, 10.125%, 12/01/11 .......................................        2,700,000        2,798,334
Tennessee HDA, Mortgage Finance, Series A, 6.90%, 7/01/25 ..............          200,000          207,848
                                                                                                ----------
                                                                                                19,734,386
                                                                                                ----------
TEXAS 2.8%
Alliance Airport Authority Special Facilities Revenue,
   7.50%, 12/01/29 .....................................................       10,000,000       10,208,500
Bexar County Health Facilities Development Corp. Revenue, Incarnate
   Word Health Services, Refunding, FSA Insured, ETM,
   6.00%, 11/15/15 .....................................................        8,750,000        9,205,700
Coppell Special Assessment, Gateway Project, 8.70%, 3/01/12 ............        4,190,000        4,295,798
Decatur Hospital Authority Hospital Revenue, Series A, 5.75%, 9/01/29 ..        5,000,000        3,832,700
El Paso HFC, SFMR, Refunding, Series A, 8.75%, 10/01/11 ................        3,300,000        3,455,859
Georgetown Health Facilities Development Corp. Revenue, Georgetown
   Healthcare System, Refunding, 6.25%, 8/15/29 ........................       10,975,000        8,895,128
Harris County Health Facilities Development Corp. Hospital Revenue,
   Memorial Hospital System Project, Refunding, Series A,  MBIA Insured,
   5.75%, 6/01/19 ......................................................       15,065,000       14,487,408
   5.50%, 6/01/24 ......................................................       12,000,000       10,966,200
Harris County Health Facilities Development Corp. Special Facilities
   Revenue, Medical Center Project, MBIA Insured, 6.00%, 5/15/20 .......        7,000,000        6,894,650
Nueces River Authority Environmental Improvement Revenue, Asarco Inc.
   Project, Refunding, 5.60%, 1/01/27 ..................................        8,640,000        6,811,603
   Series A, 5.60%, 4/01/18 ............................................        4,500,000        3,687,795
Nueces River Authority Water Supply Revenue, Facilities, Corpus Christi
   Lake Project, FSA Insured, 5.50%, 3/01/27 ...........................        7,500,000        6,889,425
Red River Authority PCR, West Texas Utilities Co. Project,
   Public Service Co. of Oklahoma, Central Power and Light Co.,
   Refunding,  MBIA Insured, 6.00%, 6/01/20 ............................        8,000,000        7,971,280
Sabine River Authority PCR, Southwestern Electric Power Co., Refunding,
   MBIA Insured, 6.10%, 4/01/18 ........................................        7,000,000        7,043,890
Sam Rayburn Municipal Power Agency Supply System Revenue, Refunding,
   Series A, 6.50%, 10/01/08 ...........................................          755,000          740,595
   Series A, 6.75%, 10/01/14 ...........................................       12,990,000       12,660,574



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                              PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                        AMOUNT             VALUE
-------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
TEXAS (CONT.)
Sam Rayburn Municipal Power Agency Supply System Revenue,
   Refunding, (cont.)
   Series A, 6.25%, 10/01/17 .........................................      $  4,795,000      $  4,545,372
   Series B, 5.75%, 10/01/08 .........................................         1,315,000         1,258,836
   Series B, 6.125%, 10/01/13 ........................................         5,340,000         5,073,214
   Series B, 5.50%, 10/01/20 .........................................        11,255,000         9,837,208
Texas State GO, Veterans Housing Assistance Fund I, Refunding,
   6.15%, 12/01/25 ...................................................         7,430,000         7,433,641
Texas Water Development Board Revenue, State Revolving Fund,
   6.00%, 7/15/13 ....................................................         4,000,000         4,120,120
Tomball Hospital Authority Revenue, Refunding, 6.125%, 7/01/23 .......         8,750,000         7,441,175
Tyler Health Facilities Development Corp. Hospital Revenue,
   East Texas Medical Center Project, Series B, FSA Insured,
   5.60%, 11/01/27 ...................................................         3,450,000         3,150,747
                                                                                               -----------
                                                                                               160,907,418
                                                                                               -----------
U.S. TERRITORIES 3.8%
American Samoa EDA, Executive Office Building Revenue,
   10.125%, 9/01/08 ..................................................         2,040,000         2,074,435
District of Columbia GO,
   Refunding, Series A, 5.875%, 6/01/05 ..............................         3,935,000         3,992,097
   Refunding, Series A, 6.00%, 6/01/07 ...............................        10,905,000        11,095,838
   Refunding, Series B, 5.25%, 6/01/26 ...............................         5,000,000         4,183,300
   Series A, ETM, 5.875%, 6/01/05 ....................................         3,865,000         3,984,854
   Series A, ETM, 6.00%, 6/01/07 .....................................           870,000           904,565
   Series A, Pre-Refunded, 6.375%, 6/01/11 ...........................        22,770,000        24,408,302
   Series A, Pre-Refunded, 6.375%, 6/01/16 ...........................        27,230,000        29,189,199
   Series E, FSA Insured, 6.00%, 6/01/11 .............................         5,000,000         5,091,550
District of Columbia Hospital Revenue,
   Medlantic Healthcare Group, Refunding, Series A, MBIA Insured, ETM,
   5.70%, 8/15/08 ....................................................         6,500,000         6,626,295
   Medlantic Healthcare Group, Refunding, Series A, MBIA Insured, ETM,
   5.875%, 8/15/19 ...................................................         8,850,000         8,964,254
   Washington Hospital Center Corp., Series A, Pre-Refunded,
   7.00%, 8/15/05 ....................................................         2,000,000         2,107,220
   Washington Hospital Center Corp., Series A, Pre-Refunded,
   9.00%, 1/01/08 ....................................................        11,480,000        12,129,768
   Washington Hospital Center Corp., Series A, Pre-Refunded,
   8.75%, 1/01/15 ....................................................         3,750,000         3,956,288
   Washington Hospital Center Corp., Series A, Pre-Refunded,
   7.125%, 8/15/19 ...................................................         4,500,000         4,807,215
District of Columbia Redevelopment Land Agency Washington D.C.
   Sports Arena Special Tax Revenue, 5.625%, 11/01/10 ................           795,000           801,384
District of Columbia Revenue,
   Carnegie Endowment Revenue, 5.75%, 11/15/26 .......................         5,410,000         5,154,594
   Methodist Home Issue, 6.00%, 1/01/29 ..............................         4,750,000         3,908,395
Northern Mariana Islands Commonwealth Ports Authority Airport Revenue,
   senior lien, Series A, 6.25%, 3/15/28 .............................        14,830,000        13,866,643
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue,
   Series A, 6.85%, 3/15/28 ..........................................         8,980,000         8,655,463
Puerto Rico Commonwealth Infrastructure Financing Authority
   Special Tax Revenue, Series A, 7.75%, 7/01/08 .....................           700,000           709,996
Virgin Islands PFA Revenue,
   Matching Fund Loan Notes, Series A, Pre-Refunded, 7.25%, 10/01/18 .        14,000,000        15,136,940
   sub. lien, Fund Loan Notes, Refunding, Series E, 5.75%, 10/01/13 ..        15,000,000        14,253,750
   sub. lien, Fund Loan Notes, Refunding, Series E, 5.875%, 10/01/18 .         9,000,000         8,324,820
   sub. lien, Fund Loan Notes, Refunding, Series E, 6.00%, 10/01/22 ..        15,000,000        13,785,750
Virgin Islands Water and Power Authority Electric System Revenue,
   Series A, Pre-Refunded, 7.40%, 7/01/11 ............................           360,000           379,037
Virgin Islands Water and Power Authority Water System Revenue,
   Series B, Pre-Refunded, 7.60%, 1/01/12 ............................         4,000,000         4,328,080
                                                                                               -----------
                                                                                               212,820,032
                                                                                               -----------
UTAH .2%
Box Elder County PCR, Nucor Corp. Project, 6.90%, 5/15/17 ............         2,000,000         2,107,060
Carbon County Solid Waste Disposal Revenue, Laidlaw Environmental
   Services, Refunding, Series A, 7.45%, 7/01/17 .....................         2,500,000         2,574,025
Tooele County PCR, Laidlaw Environmental, Refunding, Series A,
   7.55%, 7/01/27 ....................................................         3,500,000         3,579,275
Utah State HFA, SFM,
   Series A-2, 9.625%, 7/01/02 .......................................            15,000            15,001
   Series A-2, 9.45%, 7/01/03 ........................................            20,000            20,044
   Series B, 9.50%, 7/01/00 ..........................................             5,000             5,021
   Series B-2, 9.50%, 7/01/02 ........................................             5,000             5,072
   Series B-2, 9.45%, 7/01/03 ........................................            25,000            25,064
   Series C-1, 9.375%, 7/01/00 .......................................             5,000             5,004

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                              PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                        AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
UTAH (CONT.)
Utah State HFA, SFM, (cont.)
   Series C-2, 9.05%, 7/01/03 ..........................................      $    55,000      $    56,647
   Series D-2, 9.00%, 7/01/03 ..........................................          135,000          139,008
   Series E, 9.50%, 7/01/00 ............................................            5,000            5,006
   Series E-1, 8.70%, 7/01/03 ..........................................          170,000          174,877
   Sub Series B-2, 8.70%, 7/01/04 ......................................          340,000          350,996
   Sub Series D, 8.45%, 7/01/04 ........................................          145,000          144,404
Weber County Municipal Building Authority Lease Revenue, Refunding,
   MBIA Insured, 5.75%, 12/15/19 .......................................        5,000,000        4,833,400
                                                                                                ----------
                                                                                                14,039,904
                                                                                                ----------
VIRGINIA .4%
Virginia Beach Development Authority Residential Care Facility Mortgage
   Revenue, Westminster Canterbury Project, Series A,
   7.125%, 11/01/23 ....................................................        5,000,000        4,830,550
   7.25%, 11/01/32 .....................................................        9,000,000        8,800,830
Virginia State HDA, Commonwealth Mortgage, Series D, Sub Series D-3,
   6.125%, 1/01/19 .....................................................        9,715,000        9,768,044
                                                                                                ----------
                                                                                                23,399,424
                                                                                                ----------
WASHINGTON .1%
Washington State Public Power Supply System Revenue, Nuclear Project
   No. 1, Series C, Pre-Refunded, 8.00%, 7/01/17 .......................        5,000,000        5,160,850
                                                                                                ----------
WEST VIRGINIA .3%
West Virginia State Hospital Finance Authority Hospital Revenue,
   Logan General Hospital Project, Refunding and Improvement,
   7.25%, 7/01/20 ......................................................       15,000,000       14,232,000
West Virginia State Water Development Authority Revenue, Solid Waste
   Management, Series C, 8.125%, 8/01/15 ...............................        2,290,000        2,354,876
                                                                                                ----------
                                                                                                16,586,876
                                                                                                ----------
WISCONSIN .5%
Wisconsin Housing and EDA, Homeownership Revenue, Series C,
   6.15%, 9/01/17 ......................................................        2,275,000        2,291,645
Wisconsin State Health and Educational Facilities Authority Revenue,
   Clement Manor, Refunding, 5.75%, 8/15/24 ............................        4,000,000        3,161,160
   Franciscan Health System Inc. Project, Pre-Refunded, 8.375%, 3/01/05         6,000,000        6,120,000
   Franciscan Health System Inc. Project, Pre-Refunded, 8.50%, 3/01/20 .        6,000,000        6,120,000
   Franciscan Skemp Medical Center Inc. Project, 6.25%, 11/15/20 .......        9,510,000        9,612,993
                                                                                                ----------
                                                                                                27,305,798
                                                                                                ----------
WYOMING .2%
Sweetwater County PCR, Idaho Power Co. Project, Refunding, Series A,
   6.05%, 7/15/26 ......................................................       10,500,000       10,229,310
Teton County Hospital District Hospital Revenue, Refunding and
   Improvement, 5.80%, 12/01/17 ........................................        1,965,000        1,638,260
Wyoming CDA, Housing Revenue, Series 1, 6.15%, 6/01/17 .................        1,000,000        1,015,040
                                                                                                ----------
                                                                                                12,882,610
                                                                                                ----------
TOTAL BONDS ............................................................                     5,319,514,394
                                                                                             -------------
ZERO COUPON BONDS 4.6%
CALIFORNIA 3.8%
Foothill/Eastern Corridor Agency Toll Road Revenue,
   Capital Appreciation, Refunding, 1/15/31 ............................        4,000,000          452,000
   Capital Appreciation, Refunding, 1/15/36 ............................        4,000,000          317,520
   Capital Appreciation, Refunding, MBIA Insured, 1/15/22 ..............       49,115,000       10,886,831
   Convertible Capital Appreciation, Refunding, 1/15/23 ................       35,000,000       16,281,300
   Convertible Capital Appreciation, Refunding, 1/15/34 ................        4,500,000          411,390
San Francisco City and County RDA, Lease Revenue, George R. Moscone
   Center,
   7/01/09 .............................................................        3,750,000        2,270,925
   7/01/10 .............................................................        4,500,000        2,561,805
   7/01/12 .............................................................        4,500,000        2,239,875
   7/01/13 .............................................................        4,250,000        1,973,318
   7/01/14 .............................................................        2,250,000          969,930



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                               PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                         AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
CALIFORNIA (CONT.)
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
   junior lien, ETM, 1/01/04 ...........................................      $  7,400,000      $  6,139,114
   junior lien, ETM, 1/01/05 ...........................................         8,000,000         6,291,120
   junior lien, ETM, 1/01/06 ...........................................         9,000,000         6,699,510
   junior lien, ETM, 1/01/07 ...........................................         9,400,000         6,629,538
   junior lien, ETM, 1/01/08 ...........................................        10,400,000         6,942,624
   junior lien, ETM, 1/01/09 ...........................................        21,900,000        13,812,330
   junior lien, ETM, 1/01/10 ...........................................        15,000,000         8,936,400
   junior lien, ETM, 1/01/12 ...........................................        30,100,000        15,916,880
   junior lien, ETM, 1/01/24 ...........................................        52,700,000        12,473,563
   junior lien, ETM, 1/01/25 ...........................................        45,200,000        10,022,196
   junior lien, ETM, 1/01/26 ...........................................       131,900,000        27,454,985
   junior lien, ETM, 1/01/27 ...........................................       139,100,000        27,175,967
   senior lien, Refunding, Series A, 1/15/23 ...........................        20,000,000        11,957,800
   senior lien, Refunding, Series A, 1/15/24 ...........................        20,000,000        11,925,000
                                                                                                ------------
                                                                                                 210,741,921
                                                                                                ------------
FLORIDA .1%
Miami-Dade County Special Obligation,
   Capital Appreciation, Series B, MBIA Insured, 10/01/28 ..............        11,860,000         1,981,687
   Capital Appreciation, Series B, MBIA Insured, 10/01/29 ..............        20,000,000         3,130,000
   Capital Appreciation, Series B, MBIA Insured, 10/01/32 ..............         7,780,000           999,263
   Capital Appreciation, Series B, MBIA Insured, 10/01/33 ..............         2,000,000           240,400
   Capital Appreciation, Series B, MBIA Insured, 10/01/35 ..............         6,765,000           716,752
   sub. lien, Series B, MBIA Insured, 10/01/34 .........................         3,895,000           439,551
                                                                                                ------------
                                                                                                   7,507,653
                                                                                                ------------
NEBRASKA .2%
Kearney IDR, Great Platte River Road, Capital Appreciation, zero cpn. to
   1/01/06, 7.00% thereafter,
   1/01/11 .............................................................         4,255,000         2,559,553
   1/01/17 .............................................................         8,895,000         5,156,965
                                                                                                ------------
                                                                                                   7,716,518
                                                                                                ------------
NEW YORK .2%
MAC for City of Troy, Capital Appreciation, Series C, MBIA Insured,
   7/15/21 .............................................................           428,010           115,631
   1/15/22 .............................................................           649,658           169,853
Westchester Tobacco Asset Securitization Corp. Revenue, Capital
   Appreciation, zero cpn. to 7/15/02, 6.75% thereafter, 7/15/29 .......        15,000,000        12,707,250
                                                                                                ------------
                                                                                                  12,992,734
                                                                                                ------------
OHIO .1%
Akron COP, Akron Municipal Baseball Stadium Project, Capital
   Appreciation, zero cpn. to 12/01/01,
   6.30% thereafter, 12/01/05 ..........................................         1,700,000         1,561,688
   6.40% thereafter, 12/01/06 ..........................................         1,685,000         1,550,419
   6.50% thereafter, 12/01/07 ..........................................         1,750,000         1,615,670
   6.90% thereafter, 12/01/16 ..........................................         2,500,000         2,395,525
                                                                                                ------------
                                                                                                   7,123,302
                                                                                                ------------
SOUTH CAROLINA
Connector 2000 Association Inc. Toll Road Revenue, Series B,
   1/01/30 .............................................................           750,000            73,943
   1/01/33 .............................................................        20,750,000         1,620,575
                                                                                                ------------
                                                                                                   1,694,518
                                                                                                ------------

TENNESSEE .2%
Johnson City Health and Educational Facilities Board Hospital Revenue,
   Refunding, First Mortgage Mountain States Health, Series A, MBIA Insured,
   7/01/27 .............................................................        19,365,000         3,336,202
   7/01/28 .............................................................        19,400,000         3,133,876



    FRANKLIN TAX-FREE TRUST
    STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                               PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                     AMOUNT             VALUE
    --------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    ZERO COUPON BONDS (CONT.)

    TENNESSEE (CONT.)
    Johnson City Health and Educational Facilities Board Hospital Revenue,
    Refunding, First Mortgage Mountain States Health, Series A,
     MBIA Insured, (cont.)
       7/01/29 .......................................................................      $   19,365,000      $    2,933,217
       7/01/30 .......................................................................          19,370,000           2,751,121
                                                                                                                --------------
                                                                                                                    12,154,416
                                                                                                                --------------
    TOTAL ZERO COUPON BONDS ..........................................................                             259,931,062
                                                                                                                --------------
    TOTAL LONG TERM INVESTMENTS (COST $5,798,706,843) ................................                           5,579,445,456
                                                                                                                --------------
(a)SHORT TERM INVESTMENTS .1%
    Fairfax County IDAR, Inova Services Inc., Series A, Weekly VRDN and
     Put, 3.80%, 1/15/22 .............................................................           1,500,000           1,500,000
    Long Island Power Authority Electric System Revenue, Sub Series 5,
     Daily VRDN and Put, 3.75%, 5/01/33 ..............................................           3,300,000           3,300,000
    Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc.,
       1st Stage, ACES, Refunding, Daily VRDN and Put, 3.80%, 9/01/06 ................             500,000             500,000
       1st Stage, Refunding, Series A, Daily VRDN and Put, 3.75%, 9/01/08 ............           1,400,000           1,400,000
    Lynchburg IDA, Hospital Facility First Mortgage Revenue, VHA Mid-Atlantic/Capital,
       Series A, AMBAC Insured, Weekly VRDN and Put, 3.95%, 12/01/25 .................             200,000             200,000
       Series C, AMBAC Insured, Weekly VRDN and Put, 3.95%, 12/01/25 .................             500,000             500,000
                                                                                                                --------------
    TOTAL SHORT TERM INVESTMENTS (COST $7,400,000) ...................................                               7,400,000
                                                                                                                --------------
    TOTAL INVESTMENTS (COST $5,806,106,843) 98.9% ....................................                           5,586,845,456
    OTHER ASSETS, LESS LIABILITIES 1.1% ..............................................                              63,507,655
                                                                                                                --------------
    NET ASSETS 100.0% ................................................................                          $5,650,353,111
                                                                                                                ==============






    See glossary of terms on page 123.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(c) See Note 6 regarding defaulted securities.

(e) The bond pays interest based upon the issuer's ability to pay, which may be less than the stated interest rate.




                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS


FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

                                                                                   YEAR ENDED FEBRUARY 29,
                                                        -----------------------------------------------------------------------
CLASS A                                                     2000(a),(d)       1999          1998           1997           1996
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ............           $11.96             $11.92        $11.61         $11.68         $11.28
                                                          ---------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................              .60                .61           .63            .64            .65
 Net realized and unrealized gains (losses) ...             (.96)               .05           .32           (.06)           .39
                                                          ---------------------------------------------------------------------
Total from investment operations ..............             (.36)               .66           .95            .58           1.04
                                                          ---------------------------------------------------------------------
Less distributions from net investment income .             (.61)(e),(f)       (.62)         (.64)          (.65)          (.64)
                                                          ---------------------------------------------------------------------
Net asset value, end of year ..................           $10.99             $11.96        $11.92         $11.61         $11.68
                                                          =====================================================================
Total return(b) ...............................            (3.08)%             5.63%         8.37%          5.13%          9.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...............         $617,407           $681,818      $636,929       $574,691       $564,864
Ratios to average net assets:
 Expenses .....................................              .65%               .65%          .66%           .64%           .65%
 Net investment income ........................             5.23%              5.06%         5.34%          5.58%          5.65%
Portfolio turnover rate .......................            21.21%              5.43%        12.77%          8.87%         12.04%




CLASS B
----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........           $10.89
                                                          ------
Income from investment operations:
 Net investment income ........................              .06
 Net realized and unrealized gains ............              .10
                                                          ------
Total from investment operations ..............              .16
                                                          ------
Less distributions from net investment income .             (.05)
                                                          ------
Net asset value, end of period ................           $11.00
                                                          ======
Total return(b) ...............................             1.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............             $226
Ratios to average net assets:
 Expenses .....................................             1.20%(c)
 Net investment income ........................             4.66%(c)
Portfolio turnover rate .......................            21.21%


(a) Based on average shares outstanding.

(b) Total return does not reflect sales commissions or contingent deferred sales charges, and is not annualized for periods less than one year.
(c) Annualized
(d) For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.
(e) Includes distributions in excess of net investment income in the amount of $.006.
(f) The fund made a capital gain distribution of $.003.




FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)


FRANKLIN NEW JERSEY TAX-FREE INCOME FUND (CONT.)

                                                                                   YEAR ENDED FEBRUARY 29,
                                                       ---------------------------------------------------------------------------
CLASS C                                                  2000(a)          1999              1998              1997         1996(d)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ............        $12.03            $11.98            $11.66            $11.72       $11.30
                                                       ---------------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................           .54               .54               .56               .57          .49
 Net realized and unrealized gains (losses)....          (.98)              .06               .33              (.05)         .40
                                                       ---------------------------------------------------------------------------
Total from investment operations ..............          (.44)              .60               .89               .52          .89
                                                       ---------------------------------------------------------------------------
Less distributions from net investment income..          (.54)(e),(f)      (.55)             (.57)             (.58)        (.47)
                                                       ---------------------------------------------------------------------------
Net asset value, end of year ..................        $11.05            $12.03            $11.98            $11.66       $11.72
                                                       ===========================================================================

Total return(b) ...............................         (3.69)%            5.09%             7.84%             4.57%        8.02%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...............       $46,403           $48,715           $28,139           $13,095       $4,542
Ratios to average net assets:
 Expenses .....................................          1.20%             1.21%             1.21%             1.21%        1.23%(c)
 Net investment income ........................          4.67%             4.50%             4.77%             5.01%        5.15%(c)
Portfolio turnover rate .......................         21.21%             5.43%            12.77%             8.87%       12.04%





(a)Based on average shares outstanding.
(b)Total return does not reflect sales commissions or contingent deferred sales charges, and is not annualized for periods less than one year.
(c)Annualized
(d)For the period May 1, 1995 (effective date) to February 29, 1996.
(e)The fund made a capital gain distribution of $.003.
(f)Includes distributions in excess of net investment income in the amount of $.005.




                       See notes to financial statements.



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000

                                                                                 PRINCIPAL
FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                           AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 99.1%
BONDS 99.1%
Aberdeen Township, Refunding, FGIC Insured,
   5.70%, 2/01/22 ........................................................       $4,100,000       $3,994,712
Allamuchy Town Board of Education COP, MBIA Insured,
   6.00%, 11/01/14 .......................................................        1,000,000        1,018,010
Atlantic City Municipal Utilities Authority Revenue, Water
   System, Pre-Refunded,
   7.75%, 5/01/17 ........................................................        2,000,000        2,051,420
Atlantic County Improvement Authority Luxury Tax Revenue, Convention
   Center Project, MBIA Insured, ETM,
   7.40%, 7/01/16 ........................................................        9,500,000       11,115,760
Atlantic County Utilities Authority, Solid Waste Revenue,
   7.00%, 3/01/08 ........................................................        2,000,000        1,911,820
   7.125%, 3/01/16 .......................................................        6,600,000        6,191,064
Bedminister Township Board of Education COP, Pre-Refunded,
   7.125%, 9/01/10 .......................................................        2,000,000        2,092,760
Bergen County Utility Authority Solid Waste System Revenue, Series A,
   FGIC Insured, 6.25%, 6/15/11 ..........................................        1,325,000        1,382,704
Camden County Improvement Authority Health System Revenue,
   Catholic Health East, Series B, AMBAC Insured,
   5.00%, 11/15/28 .......................................................       11,600,000        9,757,572
Camden County Municipal Utilities Authority Sewer Revenue,
   Refunding, FGIC Insured,
   5.25%, 7/15/16 ........................................................        1,005,000          938,750
   5.125%, 7/15/17 .......................................................        4,560,000        4,167,019
   5.25%, 7/15/17 ........................................................        2,425,000        2,247,248
Cape May County IPC, Financing Authority Revenue, Atlantic City
   Electric Co., Refunding, Series A, MBIA Insured,
   6.80%, 3/01/21 ........................................................        5,400,000        6,036,606
Carteret Board of Education COP, MBIA Insured, Pre-Refunded,
   6.25%, 4/15/19 ........................................................        2,750,000        2,940,823
Church Street Corp. Keansburg Elderly Housing Mortgage Revenue, Refunding,
   5.625%, 3/01/11 .......................................................        1,890,000        1,860,365
Delaware River and Bay Authority Revenue, FGIC Insured,
   5.25%, 1/01/26 ........................................................       10,200,000        9,176,430
Delaware River Port Authority Pennsylvania and New Jersey Revenue,
   Delaware River Bridges Revenue, FSA Insured, 5.75%, 1/01/22 ...........        8,500,000        8,343,855
   Delaware River Bridges Revenue, FSA Insured, 5.75%, 1/01/26 ...........       10,000,000        9,762,600
   Series 1995, FGIC Insured, 5.50%, 1/01/26 .............................       21,000,000       19,812,030
Evesham Municipal Utilities Authority Revenue, Series B, MBIA Insured,
   7.00%, 7/01/10 ........................................................        3,000,000        3,022,410
Gloucester County Improvement Authority Solid Waste Resource
   Recovery Revenue, Waste Management Inc., Refunding,
   Project Series A, 6.85%, 12/01/29 .....................................        1,375,000        1,367,094
   Project Series B, 7.00%, 12/01/29 .....................................        1,250,000        1,242,850
Guam Power Authority Revenue, Refunding, Series A,
   5.25%, 10/01/34 .......................................................        4,000,000        3,357,600
Hamilton Township Board of Education COP, Series B, FSA Insured,
   7.00%, 12/15/15 .......................................................        4,670,000        4,845,779
Highland Park School District GO, Refunding, MBIA Insured,
   5.125%, 2/15/25 .......................................................        7,120,000        6,244,098
Howell Township GO, Refunding, FGIC Insured,
   6.80%, 1/01/14 ........................................................        1,750,000        1,838,708
Hudson County Improvement Authorities Facilities Lease Revenue,
   Hudson County Lease Project, FGIC Insured, Pre-Refunded,
   6.00%, 12/01/25 .......................................................        2,000,000        2,098,080
Hudson County Improvement Authority Solid Waste Systems Revenue,
   Koppers Site Project, Series A,
   6.125%, 1/01/29 .......................................................        6,510,000        5,911,536
(b)Jersey City GO, Series A, FSA Insured,
   5.625%, 3/01/20 .......................................................        1,000,000          974,830
Middlesex County COP, MBIA Insured,
   5.30%, 6/15/29 ........................................................        5,000,000        4,450,000
   Pre-Refunded, 6.125%, 2/15/19 .........................................        2,300,000        2,411,412
Middletown Township GO, Board of Education, MBIA Insured, 5.85%,
   8/01/24 ...............................................................        4,295,000        4,250,719
   8/01/25 ...............................................................        4,300,000        4,249,303
New Jersey EDA Revenue,
   Hillcrest Health Services System Project, Refunding, AMBAC Insured,
   5.375%, 1/01/16 .......................................................        2,500,000        2,368,400
   Jewish Community Housing Corp. Metropolitan Project,
   5.90%, 12/01/31 .......................................................        5,110,000        4,836,922
   Transportation Project, Sublease, Series A, FSA Insured,
   5.25%, 5/01/17 ........................................................        5,000,000        4,672,300
   Transportation Project, Sublease, Series A, FSA Insured,
   5.00%, 5/01/18 ........................................................        2,000,000        1,784,500
New Jersey EDA,
   Auto Parking Revenue, Blair Development Co., FGIC Insured,
   5.60%, 10/15/26 .......................................................        2,000,000        1,894,160
   EDR, School Revenue, Blair Academy, 1995 Project, Series N,
   6.90%, 12/01/11 .......................................................        3,370,000        3,500,958
   EDR, School Revenue, Blair Academy, 1995 Project, Series P,
   6.90%, 12/01/11 .......................................................          375,000          389,573
   Heating and Cooling Revenue, Trigen-Trenton Project, Series A,
   6.20%, 12/01/10 .......................................................        6,370,000        6,276,170
   Heating and Cooling Revenue, Trigen-Trenton Project, Series B,
   6.10%, 12/01/04 .......................................................        2,910,000        2,894,315
   Heating and Cooling Revenue, Trigen-Trenton Project, Series B,
   6.20%, 12/01/07 .......................................................        2,720,000        2,698,294
   Lease Revenue, International Center for Public Health Project,
   University of Medicine and Dentistry, AMBAC Insured,
   6.00%, 6/01/32 ........................................................        5,000,000        5,018,400
   Market Transition Facilities Revenue, senior lien, Series A,
   MBIA Insured,
   5.875%, 7/01/11 .......................................................        3,000,000        3,104,490
   Natural Gas Facilities Revenue, New Jersey Natural Gas Co. Project,
   Series A, AMBAC Insured,
   6.25%, 8/01/24 ........................................................        8,200,000        8,322,098
   PCR, Jersey Central Power and Light,
   7.10%, 7/01/15 ........................................................          550,000          575,905
   School Revenue, Blair Academy, 1995 Project, Series A, 5.85%, 9/01/16..        1,640,000        1,607,741


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                PRINCIPAL
FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                         AMOUNT           VALUE
---------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
New Jersey Eda, (cont.)
   State Lease Revenue, Liberty State Park Lease Rental, Refunding,
   AMBAC Insured,
   5.75%, 3/15/20 ........................................................     $4,605,000     $4,508,433
   State Lease Revenue, Liberty State Park Lease Rental, Refunding,
   AMBAC Insured,
   5.75%, 3/15/22 ........................................................      3,315,000      3,226,158
   Terminal Revenue, GATX Terminals Corp. Project, 6.65%, 9/01/22 ........      7,440,000      7,552,121
   Water Facilities Revenue, Hackensack Water Co. Project, Refunding,
   Series A, MBIA Insured,
   5.80%, 3/01/24 ........................................................      1,000,000        975,970
   Water Facilities Revenue, Middlesex Water Co. Project, 7.25%, 7/01/21 .      6,000,000      6,234,300
New Jersey Health Care Facilities Financing Authority Revenue,
   Atlantic City Medical Center, Series C, 6.80%, 7/01/11 ................      2,500,000      2,598,075
   Atlantic Health Systems, Series A, AMBAC Insured, 5.00%, 7/01/27 ......      7,500,000      6,324,675
   Berkeley Heights Convalescent Hospital, AMBAC Insured, 5.00%, 7/01/26 .      6,000,000      5,072,820
   Burdette Tomlin Memorial Hospital, 5.50%, 7/01/29 .....................      5,725,000      4,844,495
   Cathedral Health Services, Pre-Refunded, 7.25%, 2/15/21 ...............      2,020,000      2,113,627
   Cathedral Health Services, Refunding, MBIA Insured, 5.25%, 8/01/21 ....      5,000,000      4,448,600
   Cathedral Health, Series A, FHA Insured, Pre-Refunded, 7.25%, 2/15/10 .      9,260,000      9,689,201
   Christian Health Care Center, Refunding, Series A, 5.50%, 7/01/18 .....      1,200,000        970,020
   East Orange General Hospital, Series B, 7.75%, 7/01/20 ................      5,445,000      5,551,504
   Elizabeth General Medical Center, Series C, Pre-Refunded,
   7.375%, 7/01/15 .......................................................      4,890,000      5,034,989
   Franciscan St. Mary's Hospital, 5.875%, 7/01/12 .......................      5,150,000      5,224,469
   Hackensack Medical Center, FGIC Insured, Pre-Refunded, 6.25%, 7/01/21 .      2,400,000      2,451,816
   Holy Name Hospital, 6.00%, 7/01/25 ....................................      3,000,000      2,611,110
   Holy Name Hospital, AMBAC Insured, 5.25%, 7/01/20 .....................      4,380,000      3,939,810
   Holy Name Hospital, Series B, AMBAC Insured, Pre-Refunded,
   7.00%, 7/01/08 ........................................................      2,000,000      2,058,240
   Jersey Shore Medical Center, Refunding, AMBAC Insured, 5.875%, 7/01/24.        975,000        950,898
   JFK Medical Center/Hartwyck, Refunding, MBIA Insured, 5.00%, 7/01/25 ..      7,855,000      6,644,387
   John F. Kennedy Health Systems, Obligation Group Revenue, FGIC Insured,
   5.70%, 7/01/25 ........................................................      5,000,000      4,780,400
   Medical Center at Princeton Obligation Group, AMBAC Insured,
   5.00%, 7/01/28 ........................................................      7,000,000      5,873,630
   Meridian Health Systems Obligation Group, FSA Insured,
   5.375%, 7/01/24 .......................................................      6,500,000      5,836,415
   Meridian Health Systems Obligation Group, FSA Insured, 5.25%, 7/01/29..     20,000,000     17,566,400
   Monmouth Medical Center, Series C, FSA Insured, Pre-Refunded,
   6.25%, 7/01/16 ........................................................      4,900,000      5,226,291
   Monmouth Medical Center, Series C, FSA Insured, Pre-Refunded,
   6.25%, 7/01/24 ........................................................      8,250,000      8,799,368
   New Jersey Geriatric Center of Workmen's Circle Inc.,
   Series A, FHA Insured,
   8.00%, 2/01/28 ........................................................        125,000        126,380
   Newcomb Medical Center, Series A, 7.875%, 7/01/03 .....................      2,075,000      2,120,090
   Pascack Valley Hospital Association, 5.125%, 7/01/28 ..................      6,000,000      4,276,260
   Pascack Valley Hospital, Pre-Refunded, 6.90%, 7/01/21 .................      3,565,000      3,733,910
   Shoreline Behavioral Health, MBIA Insured, 5.50%, 7/01/27 .............      1,500,000      1,382,745
   Southern Ocean County Hospital, FSA Insured, 5.00%, 7/01/27 ...........      2,000,000      1,681,440
   St. Barnabas Health, Refunding, Series B, MBIA Insured, 5.00%, 7/01/24.      8,000,000      6,764,480
   St. Joseph's Hospital and Medical Center, Refunding,
   Connie Lee Insured,
   5.75%, 7/01/16 ........................................................      2,050,000      2,026,323
   St. Joseph's Hospital and Medical Center, Refunding,
   Connie Lee Insured,
   6.00%, 7/01/26 ........................................................      1,000,000        989,460
New Jersey State Building Authority Revenue, Refunding, 5.00%, 6/15/15 ...      5,000,000      4,616,800
New Jersey State Educational Facilities Authority Revenue,
   Jersey State College, Series D, MBIA Insured, Pre-Refunded,
   6.125%, 7/01/22 .......................................................      2,000,000      2,095,180
   New Jersey Institute of Technology Revenue, Refunding, Series A,
   MBIA Insured,
   6.00%, 7/01/24 ........................................................      1,455,000      1,457,124
   New Jersey Institute of Technology, Series A, MBIA Insured,
   6.00%, 7/01/15 ........................................................      4,000,000      4,064,760
   Princeton University, Series C, 5.25%, 7/01/25 ........................      1,760,000      1,579,424
   Rider College, Series D, AMBAC Insured, 6.20%, 7/01/17 ................      3,000,000      3,046,200
   Rowan College, Series E, AMBAC Insured, 6.00%, 7/01/26 ................      9,810,000      9,821,772
   Seton Hall University Project, Refunding, Series E, MBIA Insured,
   5.60%, 7/01/16 ........................................................      1,500,000      1,474,680
   Seton Hall University Project, Series D, 7.00%, 7/01/21 ...............      2,665,000      2,796,411
   Seton Hall University Project, Series D, Pre-Refunded, 7.00%, 7/01/21 .      1,735,000      1,820,553
   St. Peters College, Series B, 5.50%, 7/01/27 ..........................      2,000,000      1,736,540
   Stevens Institute of Technology, Series I, 5.00%, 7/01/18 .............      1,100,000        937,233
   Stevens Institute of Technology, Series I, 5.00%, 7/01/28 .............      1,575,000      1,279,420
   Trenton State College, Series B, AMBAC Insured, Pre-Refunded,
   6.125%, 7/01/24 .......................................................      7,000,000      7,375,760
   University of Medical Dentistry, Series C, AMBAC Insured,
   5.20%, 12/01/19 .......................................................      1,000,000        893,430
   University of Medical Dentistry, Series C, AMBAC Insured,
   5.125%, 12/01/29 ......................................................      2,700,000      2,321,379
(b)New Jersey State Facilities Educational Authority Revenue, Bloomfield
   College, Series A,
   6.85%, 7/01/30 ........................................................      1,400,000      1,414,168
New Jersey State Highway Authority Garden State Parkway, Senior
   Parkway Revenue,
   6.20%, 1/01/10 ........................................................      5,000,000      5,314,950


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                           PRINCIPAL
FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                     AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

New Jersey State Highway Authority Garden State Parkway, General Revenue,
   6.25%, 1/01/14 ..................................................................       $2,195,000       $2,238,044
   6.00%, 1/01/16 ..................................................................        2,615,000        2,624,597
   Pre-Refunded, 6.25%, 1/01/14 ....................................................          305,000          318,603
New Jersey State Housing and Mortgage Finance Agency MFHR,
   Montclarion Project, Series J, FHA Insured, 7.70%, 11/01/29 .....................        2,145,000        2,205,639
   Refunding, Series A, AMBAC Insured, 6.00%, 11/01/14 .............................        5,000,000        5,054,550
   Refunding, Series A, AMBAC Insured, 6.05%, 11/01/20 .............................       12,500,000       12,498,750
   Regency Park Project, Series H, 7.70%, 11/01/30 .................................          450,000          457,551
   Series A1, FSA Insured, 6.35%, 11/01/31 .........................................        2,000,000        2,006,000
   Series B, FSA Insured, 6.25%, 11/01/26 ..........................................        2,000,000        2,007,360
New Jersey State Housing and Mortgage Finance Agency Revenue,
   Home Buyer, Series J, MBIA Insured, 6.20%, 10/01/25 .............................        4,980,000        5,007,191
   Home Buyer, Series N, MBIA Insured, 6.35%, 10/01/27 .............................        4,000,000        4,026,000
   Home Buyer, Series U, MBIA Insured, 5.85%, 4/01/29 ..............................       12,000,000       11,421,120
   Section 8, Refunding, Series 1, 6.70%, 11/01/28 .................................        2,885,000        2,984,677
   Section 8, Refunding, Series A, 6.95%, 11/01/13 .................................       12,400,000       12,926,752
   SFMR, Home Buyer, Series Z, MBIA Insured, 5.70%, 10/01/17 .......................        6,325,000        6,200,967
New Jersey State Sports and Exposition Authority Convention Center
   Luxury Tax, Series A, MBIA Insured, Pre-Refunded,
   6.60%, 7/01/15 ..................................................................        8,000,000        8,463,440
   6.25%, 7/01/20 ..................................................................        6,800,000        7,142,108
New Jersey State Transportation Corp. COP, Federal Transportation
   Administration Grants,
   Series A, AMBAC Insured, 6.125%, 9/15/15 ........................................        2,000,000        2,055,880
Newark Board of Education, MBIA Insured, 5.875%, 12/15/14 ..........................        3,250,000        3,297,710
North Brunswick Township Board of Education GO, Refunding, FGIC Insured,
    5.00%, 2/01/15 .................................................................        2,000,000        1,813,780
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue,
   Series A, 6.85%, 3/15/28 ........................................................        1,985,000        1,913,262
Orange Township GO, Municipal Utility and Lease, Refunding,
   Series C, MBIA Insured, 5.10%, 12/01/17 .........................................        3,035,000        2,763,641
Passaic Valley Sewer Commissioners GO, Sewer System, Refunding,
   Series E, AMBAC Insured, 5.75%, 12/01/22 ........................................        8,925,000        8,681,437
Passaic Valley Sewer Commissioners Sewer System Revenue, Refunding,
   Series D, AMBAC Insured, 5.80%, 12/01/18 ........................................        7,400,000        7,349,088
Plainfield Board Education, FSA Insured, 5.00%, 8/01/26 ............................        6,050,000        5,181,825
Port Authority of New York and New Jersey Revenue,
   Consolidated 71st Series, 6.50%, 1/15/26 ........................................        2,500,000        2,536,450
   Consolidated 72nd Series, 7.35%, 10/01/27 .......................................        7,000,000        7,393,610
   Consolidated 74th Series, 6.75%, 8/01/26 ........................................        1,000,000        1,020,760
   Consolidated 84th Series, 6.00%, 1/15/28 ........................................        1,125,000        1,096,684
   Consolidated 94th Series, 6.00%, 12/01/16 .......................................        2,000,000        2,024,080
   Consolidated 94th Series, 6.00%, 6/01/17 ........................................        5,000,000        5,046,300
   Consolidated 109th Series, FGIC Insured, 5.375%, 7/15/22 ........................        4,645,000        4,273,679
   Consolidated 109th Series, FSA Insured, 5.375%, 7/15/27 .........................        2,500,000        2,266,650
   Delta Air Lines Special Project, Series 1, 6.95%, 6/01/08 .......................        5,000,000        5,194,000
   Special Obligation Revenue, Consolidated 102nd Series, MBIA Insured,
   5.75%, 10/15/23 .................................................................        5,000,000        4,892,250
Port Authority of New York and New Jersey Special Obligation Revenue,
   4th Installment, Special Project, 6.75%, 10/01/11 ...............................        2,500,000        2,563,525
   John F. Kennedy International Air Terminal, MBIA Insured,
   5.75%, 12/01/22 .................................................................        8,000,000        7,695,200
Puerto Rico Commonwealth GO, Pre-Refunded, 6.45%, 7/01/17 ..........................        3,000,000        3,235,110
Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
   Series Q, Pre-Refunded,
   8.00%, 7/01/18 ..................................................................        8,000,000        8,264,080
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax
   Revenue, Series A,
   7.90%, 7/01/07 ..................................................................          120,000          121,476
   7.75%, 7/01/08 ..................................................................        1,350,000        1,369,278
   7.50%, 7/01/09 ..................................................................          100,000          101,194
Puerto Rico Commonwealth Urban Renewal and Housing Corp. Commonwealth Appropriation,
   Refunding,
   7.875%, 10/01/04 ................................................................        1,000,000        1,021,590
Puerto Rico Electric Power Authority Revenue,
   Series T, 6.00%, 7/01/16 ........................................................       11,535,000       11,612,169
   Series X, 6.00%, 7/01/15 ........................................................        2,000,000        2,021,040
   Series X, Pre-Refunded, 6.125%, 7/01/21 .........................................        5,000,000        5,375,700
Puerto Rico HFC Revenue,
   MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ......................................        4,185,000        4,272,676
   Sixth Portfolio, Section 8 Assisted, FHA Mortgage Insured, Pre-Refunded,
   7.75%, 12/01/26 .................................................................          125,000          143,373
Puerto Rico HFC, SFMR, Portfolio No. 1, Series B, GNMA Secured,
   7.65%, 10/15/22 .................................................................          210,000          215,798


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000

                                                                                PRINCIPAL
FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                          AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

Rutgers State University, Series A, 6.50%, 5/01/18 .....................      $  4,250,000      $  4,408,950
Salem County IPC, Financing Authority Revenue, Public Services, Electric
  and Gas Co., Refunding, Series D, MBIA Insured, 6.55%, 10/01/29 ......         5,000,000         5,155,550
South Brunswick Township Board of Education GO, Refunding, Series AA,
  FGIC Insured, 5.50%, 8/01/24 .........................................         1,720,000         1,625,125
South Jersey Transportation Authority Transportation Systems Revenue,
  AMBAC Insured, 5.00%, 11/01/29 .......................................        12,000,000        10,248,000
Union County Utilities Authority Solid Waste Revenue, sub. leased,
  Ogden Martin, Series A, AMBAC Insured, 5.35%, 6/01/23 ................         2,900,000         2,580,855
University of Medicine and Dentistry COP, Series A, MBIA Insured,
  5.00%, 9/01/22 .......................................................         1,700,000         1,453,391
Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding,
  Series A, 5.50%,
  10/01/15 .............................................................         2,500,000         2,270,900
  10/01/18 .............................................................         3,045,000         2,692,176
  10/01/22 .............................................................         2,000,000         1,724,640
West Orange County Board of Education COP, MBIA Insured,
  5.625%, 10/01/29 .....................................................         2,000,000         1,912,600
                                                                                                ------------
  TOTAL BONDS ..........................................................                         657,734,118
                                                                                                ------------
 ZERO COUPON BONDS
 Middlesex County COP, MBIA Insured, 6/15/24 ...........................         1,000,000           225,430
                                                                                                ------------
 TOTAL LONG TERM INVESTMENTS (COST $668,911,111) .......................                         657,959,548
                                                                                                ------------
(a)SHORT TERM INVESTMENTS .2%
 New Jersey EDAR, El Dorado Terminals, Refunding, Series A, Daily VRDN
  and Put, 3.65%, 12/02/21 .............................................         1,200,000         1,200,000
Puerto Rico Commonwealth Government Development Bank, Refunding,
  MBIA Insured, Weekly VRDN and Put, 2.35%, 12/01/15 ...................           200,000           200,000
Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
  Series A, AMBAC Insured, Weekly VRDN and Put, 3.00%, 7/01/28 .........           200,000           200,000
                                                                                                ------------
TOTAL SHORT TERM INVESTMENTS (COST $1,600,000) .........................                           1,600,000
                                                                                                ------------
TOTAL INVESTMENTS (COST $670,511,111) 99.3% ............................                         659,559,548
OTHER ASSETS, LESS LIABILITIES .7% .....................................                           4,477,064
                                                                                                ------------
NET ASSETS 100.0% ......................................................                        $664,036,612
                                                                                                ============



See glossary of terms on page 123.



(a)Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b)Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.




                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS


FRANKLIN OREGON TAX-FREE INCOME FUND

                                                                                    YEAR ENDED FEBRUARY 29,
                                                    ------------------------------------------------------------------------------
CLASS A                                                2000(a)          1999             1998             1997             1996(d)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............      $11.83           $11.86           $11.55           $11.60           $11.22
                                                     -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income .........................         .58              .59              .62              .63              .63
 Net realized and unrealized gains (losses) ....       (1.02)            (.01)             .31             (.05)             .38
                                                     -----------------------------------------------------------------------------
Total from investment operations ...............        (.44)             .58              .93              .58             1.01
                                                     -----------------------------------------------------------------------------
Less distributions from net investment income ..        (.58)            (.61)            (.62)            (.63)            (.63)
                                                     -----------------------------------------------------------------------------
Net asset value, end of year ...................      $10.81           $11.83           $11.86           $11.55           $11.60
                                                     =============================================================================
Total return(b) ................................       (3.76)%           5.12%            8.21%            5.13%            9.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................    $432,675         $483,664         $427,022         $384,003         $375,415
Ratios to average net assets:
 Expenses ......................................         .66%             .67%             .67%             .66%             .66%
 Net investment income .........................        5.16%            5.00%            5.33%            5.52%            5.51%
Portfolio turnover rate ........................       24.58%           10.65%           12.18%            4.47%            6.52%



CLASS C
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............      $11.90           $11.92           $11.61           $11.65           $11.23
                                                     -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income .........................         .52              .53              .56              .56              .47
 Net realized and unrealized gains (losses) ....       (1.02)            --                .31             (.04)             .41
                                                     -----------------------------------------------------------------------------
Total from investment operations ...............        (.50)             .53              .87              .52              .88
                                                     -----------------------------------------------------------------------------
Less distributions from net investment income ..        (.52)            (.55)            (.56)            (.56)            (.46)
                                                     -----------------------------------------------------------------------------
Net asset value, end of year ...................      $10.88           $11.90           $11.92           $11.61           $11.65
                                                     =============================================================================
Total return(b) ................................       (4.36)%           4.59%            7.66%            4.59%            7.99%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................     $34,071          $32,962          $15,946           $7,100           $2,044
Ratios to average net assets:
 Expenses ......................................        1.21%            1.23%            1.22%            1.23%            1.24%(c)
 Net investment income .........................        4.62%            4.44%            4.74%            4.93%            4.87%(c)
Portfolio turnover rate ........................       24.58%           10.65%           12.18%            4.47%            6.52%




(a)Based on average shares outstanding.
(b)Total return does not reflect sales commissions or contingent deferred sales charges, and is not annualized for periods less than one year.
(c)Annualized
(d)For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000

                                                                                PRINCIPAL
FRANKLIN OREGON TAX-FREE INCOME FUND                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.9%

Bay Area Health District Hospital Facility Authority, Health
  Facilities Revenue, Evergreen Court Project, 7.25%, 10/01/14 ...........      $ 2,000,000      $ 2,060,480
Benton County Hospital Facilities Authority Revenue, Samaritan Health
  Services Project, Refunding,
   5.20%, 10/01/17 .......................................................        4,000,000        3,482,360
   5.125%, 10/01/28 ......................................................        4,500,000        3,588,435
Clackamas County Health Facilities Authority Hospital Revenue,
   Adventist Health, Refunding, Series A, MBIA Insured, 6.35%, 3/01/09 ...        4,945,000        5,133,058
Clackamas County Hospital Facilities Authority Revenue,
   Gross Willamette Falls, Refunding, 5.75%, 4/01/15 .....................        2,250,000        2,017,463
   Jennings Lodge Project, 7.50%, 10/20/31 ...............................        2,990,000        3,056,827
   Kaiser Permanente, Series A, 6.50%, 4/01/11 ...........................        1,635,000        1,675,973
   Kaiser Permanente, Series A, 5.375%, 4/01/14 ..........................        2,500,000        2,232,400
   Sisters of Providence Project, 8.125%, 10/01/07 .......................          110,000          110,466
   Willamette Falls Hospital Project, 6.00%, 4/01/19 .....................        1,000,000          889,750
   Willamette View Inc. Project, Refunding, 6.10%, 11/01/12 ..............          500,000          454,360
   Willamette View Inc. Project, Refunding, 6.30%, 11/01/21 ..............        1,500,000        1,314,300
Clackamas County USD No. 115, AMBAC Insured, Pre-Refunded, 6.15%, 6/01/14         4,000,000        4,247,960
Clairmont Water District Revenue, 6.50%, 2/01/12 .........................        1,125,000        1,133,303
Deschutes County Hospital Facilities Authority Hospital Revenue,
   St. Charles Medical Center, 6.00%, 1/01/13 ............................        3,000,000        3,008,010
Douglas County Hospital Facilities Authority Revenue, Catholic
   Health Facilities, Series B, MBIA Insured, 6.00%, 11/15/15 ............        1,950,000        1,982,000
Eugene Electric Utility System Revenue, Pre-Refunded,
   6.65%, 8/01/10 ........................................................          655,000          673,111
   6.70%, 8/01/11 ........................................................          700,000          719,824
Eugene Public Safety Facilities, FGIC Insured, 5.70%, 6/01/16 ............          500,000          497,855
Eugene Trojan Nuclear Project Revenue, Refunding, 5.90%, 9/01/09 .........          770,000          777,508
Guam Airport Authority Revenue, Series B,
   6.60%, 10/01/10 .......................................................          750,000          785,828
   6.70%, 10/01/23 .......................................................        1,900,000        1,988,654
Guam Power Authority Revenue,
   Refunding, Series A, 5.125%, 10/01/29 .................................        2,000,000        1,660,980
   Refunding, Series A, 5.25%, 10/01/34 ..................................       10,000,000        8,394,000
   Series A, Pre-Refunded, 6.30%, 10/01/12 ...............................          825,000          871,093
Hermiston GO, AMBAC Insured, 6.00%, 8/01/15 ..............................        1,000,000        1,011,110
Klamath Falls Intercommunity Hospital Revenue, Merle West Medical
   Center Project,
   7.00%, 6/01/02 ........................................................        1,175,000        1,204,375
   7.25%, 6/01/06 ........................................................        2,310,000        2,375,535
Lane County PCR, Weyerhaeuser Co. Project, Refunding, 6.50%, 7/01/09 .....       11,575,000       12,004,896
Lebanon Wastewater Revenue, Refunding, 5.875%, 6/01/20 ...................        2,425,000        2,307,727
Marion County COP, Courthouse Square Project, Series A, MBIA Insured,
   5.00%, 6/01/23 ........................................................        1,000,000          867,540
Marion County Housing Authority Revenue, Elliott Residence Project,
   GNMA Secured, 7.50%, 10/20/25 .........................................        1,225,000        1,311,350
Medford Hospital Facilities Authority Revenue,
   Asante Health System, Series A, MBIA Insured, 5.00%, 8/15/18 ..........        8,000,000        7,025,120
   Asante Health System, Series A, MBIA Insured, 5.00%, 8/15/24 ..........        5,300,000        4,540,086
   Gross Rogue Valley Health Services, MBIA Insured, Pre-Refunded,
   6.75%, 12/01/20 .......................................................        4,475,000        4,647,556
Metropolitan Service District Convention Center GO, Series A,
   6.25%, 1/01/13 ........................................................        4,865,000        4,935,591
Multnomah County COP, Series A, 4.75%, 8/01/16 ...........................        1,000,000          871,520
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue,
   Series A, 6.85%, 3/15/28 ..............................................        3,440,000        3,315,678
Oak Lodge Water District GO, AMBAC Insured,
   7.40%, 12/01/08 .......................................................          215,000          234,073
   7.50%, 12/01/09 .......................................................          215,000          234,494
Ontario Catholic Health Revenue, Dominican Sisters Holy Rosary,
   6.10%, 11/15/17 .......................................................        1,500,000        1,505,295
Oregon City Sewer Revenue, Pre-Refunded, 6.875%, 10/01/19 ................        4,000,000        4,362,800
Oregon State Department of Administrative Services COP,
   Series A, AMBAC Insured, 6.00%, 5/01/26 ...............................        2,000,000        1,999,800
   Series A, AMBAC Insured, Pre-Refunded, 5.80%, 5/01/24 .................        5,000,000        5,217,800
   Series A, AMBAC Insured, Refunding, 5.00%, 5/01/24 ....................       30,000,000       25,888,200
   Series C, MBIA Insured, 5.75%, 5/01/17 ................................        4,665,000        4,639,436
Oregon State Department of General Services COP,
   Real Property Financing Program, Series A, AMBAC Insured, Pre-Refunded,
   7.50%, 9/01/15 ........................................................          750,000          777,240
   Refunding, Series D, MBIA Insured, 5.80%, 3/01/15 .....................        1,000,000        1,008,180
   Series F, AMBAC Insured, Pre-Refunded, 7.50%, 9/01/15 .................          950,000          984,504
   Series G, AMBAC Insured, 6.25%, 9/01/15 ...............................          750,000          766,860

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                              PRINCIPAL
FRANKLIN OREGON TAX-FREE INCOME FUND                                            AMOUNT           VALUE
---------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

Oregon State Department of Transportation Revenue, Regional Light Rail
   Federal Westside Project, MBIA Insured,
   6.10%, 6/01/07 .....................................................      $ 2,000,000      $ 2,101,260
   6.20%, 6/01/08 .....................................................        2,500,000        2,630,250
   6.25%, 6/01/09 .....................................................        1,750,000        1,843,888
Oregon State EDR, Georgia Pacific Corp. Project,
   Refunding, Series 183, 5.70%, 12/01/25 .............................        1,500,000        1,307,085
   Series CLVII, 6.35%, 8/01/25 .......................................       23,360,000       22,339,168
Oregon State Elderly Housing GO, Series A, 7.125%, 8/01/30 ............          475,000          485,279
Oregon State GO,
   Alternative Energy Project, Refunding, Series D, 5.00%, 1/01/28 ....        4,265,000        3,619,919
   Board of Higher Education, 6.50%, 10/01/17 .........................          750,000          760,583
   Board of Higher Education, Baccalaureate, Series A, 5.00%, 8/01/27 .        6,000,000        5,112,000
   Board of Higher Education, Series A, 5.65%, 8/01/27 ................        4,440,000        4,254,941
   Board of Higher Education, Series C, 5.65%, 8/01/27 ................        1,460,000        1,399,147
   Elderly and Disabled Housing Authority, Series A, 6.00%, 8/01/15 ...          910,000          923,568
   Elderly and Disabled Housing Authority, Series A, 6.00%, 8/01/21 ...          455,000          456,047
   Elderly and Disabled Housing Authority, Series A, 5.375%, 8/01/28 ..        1,950,000        1,731,464
   Elderly and Disabled Housing Authority, Series B, 6.10%, 8/01/17 ...        1,410,000        1,433,871
   Elderly and Disabled Housing Authority, Series B, 6.25%, 8/01/23 ...        2,015,000        2,020,118
   Elderly and Disabled Housing Authority, Series B, 6.375%, 8/01/24 ..        2,155,000        2,185,773
   Elderly and Disabled Housing Authority, Series C, 6.50%, 8/01/22 ...        6,000,000        6,128,280
   State Board of Higher Education, Series A, 5.60%, 8/01/25 ..........        8,000,000        7,624,960
   State Board of Higher Education, Series A, 5.50%, 8/01/29 ..........        2,000,000        1,857,320
   Veteran's Welfare, Series 75, 5.85%, 10/01/15 ......................          735,000          741,666
   Veteran's Welfare, Series 75, 5.875%, 10/01/18 .....................          420,000          426,514
   Veteran's Welfare, Series 75, 6.00%, 4/01/27 .......................        2,305,000        2,301,796
   Veteran's Welfare, Series 76-A, 6.05%, 10/01/28 ....................        2,795,000        2,800,646
   Veteran's Welfare, Series 77, 5.30%, 10/01/29 ......................        4,000,000        3,538,000
Oregon State Health, Housing, Educational and Cultural Facilities
   Authority Revenue, Lewis and Clark College Project, Series A,
   MBIA Insured, 6.125%, 10/01/24 .....................................       10,500,000       10,564,155
Oregon State Housing and Community Services Department Finance Housing
   Revenue SFM,
   Series A, 6.35%, 7/01/14 ...........................................        2,720,000        2,779,269
   Series A, 6.40%, 7/01/18 ...........................................        1,260,000        1,284,091
   Series A, 6.45%, 7/01/26 ...........................................        2,680,000        2,706,130
   Series B, 6.875%, 7/01/28 ..........................................       12,000,000       12,384,480
   Series C, 6.20%, 7/01/15 ...........................................        2,060,000        2,074,235
   Series C, 6.40%, 7/01/26 ...........................................          985,000          991,747
   Series D, 6.80%, 7/01/27 ...........................................        1,750,000        1,787,240
   Series E, 5.80%, 7/01/16 ...........................................          755,000          731,716
Oregon State Housing and Community Services Department Finance Housing
   Revenue, Multi-Unit,
   Series A, 6.80%, 7/01/13 ...........................................        6,710,000        6,902,778
   Series A, 6.15%, 7/01/21 ...........................................          910,000          915,196
   Series C, 6.85%, 7/01/22 ...........................................          180,000          184,478
Oregon State Housing and Community Services Department, MFHR, Series B,
   6.00%, 7/01/31 .....................................................        5,000,000        4,788,900
Oregon State Solid Waste Disposal Facilities EDR, USG Corp. Project,
   Series 192, 6.40%, 12/01/29 ........................................        3,500,000        3,408,860
Port Astoria GO, MBIA Insured, Pre-Refunded, 6.60%, 9/01/11 ...........          450,000          462,528
Port Astoria PCR, James River Project, Refunding, 6.55%, 2/01/15 ......          945,000          952,399
Port Morrow PCR, Idaho Power Co., Boardman Project, 7.25%, 8/01/08 ....        2,200,000        2,221,626
Port of Portland International Airport Revenue, Portland International
   Airport,
   Series A, AMBAC Insured, 5.50%, 7/01/24 ............................       22,000,000       20,626,540
   Series 7A, MBIA Insured, Pre-Refunded, 6.75%, 7/01/09 ..............        1,500,000        1,556,055
   Series 7B, MBIA Insured, Pre-Refunded, 7.10%, 7/01/21 ..............        3,000,000        3,372,588
   Series 12C, FGIC Insured, 5.00%, 7/01/18 ...........................        1,500,000        1,328,385
   Series 12C, FGIC Insured, 5.00%, 7/01/28 ...........................        2,500,000        2,104,650
Port of Portland International Airport Special Obligation Revenue,
   Delta Airlines Inc. Project, 6.20%, 9/01/22 ........................        4,000,000        3,818,320
Port St. Helens PCR,
   Boise Cascade Corp. Project, Refunding, 5.65%, 12/01/27 ............        7,750,000        6,643,455
   Portland General Electric Co. Project, Series A, 5.25%, 8/01/14 ....        3,600,000        3,290,724

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                 PRINCIPAL
FRANKLIN OREGON TAX-FREE INCOME FUND                                               AMOUNT             VALUE
--------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Port Umpqua PCR, International Paper Co. Project, Refunding,
   Series B, 5.20%, 6/01/11 ..............................................       $ 1,200,000        $1,125,000
Portland Airport Way-Urban Renewal and Redevelopment Tax Increment,
   Sub Series B-3, FGIC Insured, Pre-Refunded,
   7.60%, 6/01/10 ........................................................         2,825,000         2,847,685
Portland GO, Central City Streetcar Project, Series A,
   4.75%, 4/01/21 ........................................................         3,600,000         3,001,464
   5.00%, 4/01/24 ........................................................         2,000,000         1,724,120
Portland Hospital Facilities Authority Hospital Revenue, Legacy
   Health System, Refunding,
   Series A, AMBAC Insured, 6.70%, 5/01/21 ...............................         5,500,000         5,693,655
   Series B, AMBAC Insured, 6.70%, 5/01/21 ...............................         8,475,000         8,773,405
Portland Housing Authority MFR, Berry Ridge Project, 6.30%, 5/01/29 ......         1,500,000         1,449,240
Portland Housing Authority Revenue, 7.10%, 7/01/15 .......................         1,000,000         1,017,650
Portland Hydroelectric Power Revenue, Bull Run Project, Series C,
   7.00%, 10/01/16 .......................................................           635,000           636,010
Portland MFHR, Civic Stadium Housing Project, Series A, 6.00%, 3/01/17 ...         1,000,000           974,660
Portland Oregon, Revenue, Limited Tax, Series A, 5.00%, 4/01/18 ..........         2,880,000         2,567,635
Portland Sewer System Revenue, Series A, Pre-Refunded, 6.25%, 6/01/15 ....         9,100,000         9,624,615
Portland Urban Renewal and Redevelopment, Downtown Waterfront,
   Refunding, Series A,
   6.40%, 6/01/08 ........................................................         5,555,000         5,721,206
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
   Series A, FSA Insured,
   Pre-Refunded, 9.00%, 7/01/09 ..........................................            75,000            85,756
Puerto Rico Commonwealth GO,
   Pre-Refunded, 6.45%, 7/01/17 ..........................................         1,000,000         1,078,370
   Public Improvement, Refunding, 5.375%, 7/01/25 ........................         1,000,000           907,000
Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
   Series Q, Pre-Refunded, 8.00%, 7/01/18 ................................         4,000,000         4,132,040
   Series Y, 5.50%, 7/01/26 ..............................................         7,275,000         6,705,877
   Series Y, 5.50%, 7/01/36 ..............................................        13,000,000        11,846,640
Puerto Rico Commonwealth Infrastructure Financing Authority Special
   Tax Revenue, Series A,
   7.75%, 7/01/08 ........................................................           280,000           283,998
Puerto Rico Electric Power Authority Revenue,
   Series R, Pre-Refunded, 6.25%, 7/01/17 ................................         2,070,000         2,169,546
   Series X, 6.00%, 7/01/15 ..............................................         2,500,000         2,526,300
   Series X, 5.50%, 7/01/25 ..............................................         2,600,000         2,418,806
Puerto Rico HFC Revenue, Sixth Portfolio, Section 8 Assisted, FHA
   Mortgage Insured, Pre-Refunded,
   7.75%, 12/01/26 .......................................................           395,000           453,057
Puerto Rico HFC, SFMR, Portfolio No. 1, Series B, GNMA Secured,
   7.65%, 10/15/22 .......................................................           130,000           133,589
Puerto Rico Housing Bank and Financing Authority SFMR, Homeownership
   Fifth Portfolio, Pre-Refunded,
   7.50%, 12/01/15 .......................................................           500,000           504,205
Puerto Rico PBA Revenue, Government Facilities, Series B,
   5.25%, 7/01/21 ........................................................         3,700,000         3,294,887
Puerto Rico PBA Revenue, Public Education and Health Facilities,
   Refunding, Series M, 5.75%, 7/01/15 ...................................         2,500,000         2,503,175
Salem Educational Facilities Revenue, Willamette University,
   Refunding, 6.10%, 4/01/14 .............................................         1,000,000         1,005,980
Salem-Keizer GO, School District No. 24J, 5.00%, 6/01/19 .................        13,500,000        11,984,085
Taft-Nelscott-Delake Rural Fire Protection District,
   6.00%, 6/01/16 ........................................................         1,110,000         1,115,028
Tri-County Metropolitan Transportation District Revenue, Limited
   Obligation, Airport Light Rail, Series 1,
   5.65%, 6/01/29 ........................................................        14,080,000        13,021,043
Virgin Islands PFA Revenue, senior lien, Fund Loan Notes,
   Refunding, Series A, 5.50%,
   10/01/15 ..............................................................         1,635,000         1,485,169
   10/01/18 ..............................................................         2,400,000         2,121,912
Virgin Islands Water and Power Authority Electric System Revenue,
   Refunding, 5.30%,
   7/01/18 ...............................................................         2,500,000         2,255,400
   7/01/21 ...............................................................         1,400,000         1,236,844
Wasco County Hospital Facility Authority Hospital Revenue,
   7.375%, 7/01/00 .......................................................         1,035,000         1,038,850
Washington County Housing Authority MFHR, Bethany Meadows II Project,
   5.85%, 9/01/27 ........................................................         1,435,000         1,374,572
Washington County School District No. 088 GO, J Sherwood, FSA Insured,
   6.10%, 6/01/12 ........................................................           190,000           195,463
   Pre-Refunded, 6.10%, 6/01/12 ..........................................           810,000           849,066
Washington County Unified Sewer Agency Revenue, senior lien, Series A,
   AMBAC Insured, 6.20%, 10/01/10 ........................................           470,000           488,711
   AMBAC Insured, Pre-Refunded, 6.125%, 10/01/12 .........................         1,000,000         1,047,970
   Pre-Refunded, 6.20%, 10/01/10 .........................................         3,530,000         3,710,065
Western Lane Hospital District Hospital Facilities Authority Revenue,
   Sisters of St. Joseph of Peace Health and Hospital Services, Refunding,
   MBIA Insured,
   5.875%, 8/01/12 .......................................................         4,400,000         4,492,664
Yamhill County GO, USD No. 029J Newberg, FSA Insured, Pre-Refunded,
   6.10%, 6/01/11 ........................................................         5,000,000         5,250,047
                                                                                                   -----------
TOTAL LONG TERM INVESTMENTS (COST $476,604,932) ..........................                         461,569,312
                                                                                                   -----------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                 PRINCIPAL
FRANKLIN OREGON TAX-FREE INCOME FUND                                               AMOUNT             VALUE
--------------------------------------------------------------------------------------------------------------

LONG TERM INVESTMENTS (CONT.)
Puerto Rico Commonwealth Government Development Bank, Refunding,
  MBIA Insured, Weekly VRDN and Put, 2.35%, 12/01/15
  (COST $400,000) ...........................................................     $  400,000      $    400,000
                                                                                                  ------------
TOTAL INVESTMENTS (COST $477,004,932) 99.0% .................................                      461,969,312
OTHER ASSETS, LESS LIABILITIES 1.0% .........................................                        4,776,601
                                                                                                  ------------
NET ASSETS 100.0% ...........................................................                     $466,745,913
                                                                                                  ============



See glossary of terms on page 123.


(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.




                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

                                                                                  YEAR ENDED FEBRUARY 29,
CLASS A                                               2000(a,d)            1999             1998            1997             1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........         $10.52              $10.56          $10.39           $10.44            $10.16
                                                     -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................            .53                 .55             .58              .60               .62
 Net realized and unrealized gains (losses) .           (.97)               (.02)            .32             (.04)              .29
                                                     -------------------------------------------------------------------------------
Total from investment operations ............           (.44)                .53             .90              .56               .91
                                                     -------------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................           (.53)(e)            (.55)           (.58)            (.61)             (.63)
 In excess of net investment income .........              --               (.01)           (.01)           --                --
 Net realized gains .........................              --(f)            (.01)           (.14)           --                --
                                                     -------------------------------------------------------------------------------
Total distributions .........................           (.53)               (.57)           (.73)            (.61)             (.63)
                                                     -------------------------------------------------------------------------------
Net asset value, end of year ................          $9.55              $10.52          $10.56           $10.39            $10.44
                                                     ===============================================================================

Total return(b) .............................          (4.24)%              5.11%           8.90%            5.53%             9.15%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............       $639,004            $758,942        $713,141         $658,339          $639,847
Ratios to average net assets:
 Expenses ...................................            .66%                .65%            .65%             .64%              .64%
 Net investment income ......................           5.32%               5.17%           5.49%            5.84%             5.96%
Portfolio turnover rate .....................          24.21%              11.11%          12.74%           22.24%             9.71%

CLASS B
-------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........         $9.47
                                                       -----
Income from investment operations:
 Net investment income .......................           .04
 Net realized and unrealized gains ...........           .08
                                                       -----
Total from investment operations .............           .12
                                                       -----
Less distributions from net investment income .         (.04)
                                                       -----
Net asset value, end of period ................        $9.55
                                                       =====


Total return(b) ...............................         1.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) $186
Ratios to average net assets:
 Expenses .....................................         1.21%(c)
 Net investment income ........................         5.06%(c)
Portfolio turnover rate .......................        24.21%

(a)    Based on average shares outstanding.

(b) Total return does not reflect sales commissions or contingent deferred sales charges, and is not annualized for periods less than one year.

(c)    Annualized

(d) For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.

(e) Includes distributions in excess of net investment income in the amount of $.0001.

(f)    The fund made a capital gain distribution of $.0002.


FRANKLIN TAX-FREE TRUST
Financial Highlights (continued)


FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND (CONT.)

                                                                                  YEAR ENDED FEBRUARY 29,
                                                       -----------------------------------------------------------------------------
CLASS C                                                 2000(a)            1999             1998             1997         1996(d)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........            $10.57             $10.61            $10.43          $10.47        $10.17
                                                       -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income ....................               .48                .49               .52             .55           .47
 Net realized and unrealized gains (losses)              (.97)              (.03)              .33            (.05)          .30
                                                       -----------------------------------------------------------------------------
Total from investment operations ..........              (.49)               .46               .85             .50           .77
                                                       -----------------------------------------------------------------------------
Less distributions from:
 Net investment income ....................              (.48)(e)           (.49)(f)          (.53)           (.54)         (.47)
 Net realized gains .......................                -- (g)           (.01)             (.14)             --            --
                                                       -----------------------------------------------------------------------------
Total distributions .......................              (.48)              (.50)             (.67)           (.54)         (.47)
                                                       -----------------------------------------------------------------------------
Net asset value, end of year ..............             $9.60             $10.57            $10.61          $10.43        $10.47
                                                       =============================================================================

Total return(b)............................             (4.76)%             4.50%             8.35%           4.98%         7.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........           $40,973            $41,917           $25,899         $11,935        $3,110
Ratios to average net assets:
 Expenses .................................              1.21%              1.21%             1.21%           1.21%         1.22%(c)
 Net investment income ....................              4.77%              4.61%             4.89%           5.22%         5.36%(c)
Portfolio turnover rate ...................             24.21%             11.11%            12.74%          22.24%         9.71%



(a)    Based on average shares outstanding.

(b) Total return does not reflect sales commissions or contingent deferred sales charges, and is not annualized for periods less than one year.

(c)    Annualized

(d)    For the period May 1, 1995 (effective date) to February 29, 1996.

(e) Includes distributions in excess of net investment income in the amount of $.0001.

(f) Includes distributions in excess of net investment income in the amount of $.004.

(g)    The fund made a capital gain distribution of $.0002.



                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000



                                                                                                      PRINCIPAL
FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                             AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 99.1%
BONDS 98.4%
Abington School District GO, FGIC Insured, Pre-Refunded, 6.00%, 5/15/26 ....................          $1,000,000          $1,045,620
Allegheny County Airport Authority Airport Revenue, Pittsburgh International
 Airport, Refunding, 5.75%, 1/01/18 ........................................................           1,000,000             966,390
Allegheny County Airport Revenue, Pittsburgh International Airport,
 Refunding, Series B, MBIA Insured, 5.00%, 1/01/19 .........................................           6,000,000           5,271,660
Allegheny County COP, AMBAC Insured, 5.00%, 12/01/28 .......................................           4,000,000           3,336,000
Allegheny County Higher Education Building Authority, Duquesne University
  Project, AMBAC Insured, 5.00%, 3/01/21 ...................................................           1,000,000             868,570
Allegheny County Hospital Development Authority Revenue,
   Allegheny General Hospital Project, Series A, MBIA Insured, 6.25%, 9/01/20 ..............          10,000,000           9,508,700
   Allegheny Hospital, South Hills Health System, Series A, MBIA Insured,
    5.875%, 5/01/26 ........................................................................           1,700,000           1,628,753
   Health Center, Canterbury Place, AMBAC Insured, 5.375%, 12/01/21 ........................           4,500,000           4,035,600
   Health Center, University of Pittsburgh Medical Center, Series B,
    MBIA Insured, 5.00%, 7/01/16 ...........................................................           4,000,000           3,542,760
   University of Pittsburgh Health Center, Refunding, Series A, MBIA Insured,
    5.625%, 4/01/27 ........................................................................          10,450,000           9,652,874
Allegheny County IDAR,
   Environmental Improvement, Refunding, 6.10%, 1/15/18 ....................................           2,000,000           1,858,200
   Environmental Improvement, USX Corp., Refunding, 5.50%, 12/01/29 ........................          10,000,000           8,228,800
   Environmental Improvement, USX Corp., Refunding, 5.60%, 9/01/30 .........................           7,530,000           6,282,279
   Kaufmann Medical Project, Refunding, Series A, MBIA Insured, 6.80%, 3/01/15 .............           1,000,000           1,050,520
Allegheny County Port Authority Special Revenue, Transportation Project,
  MBIA Insured, 6.125%, 3/01/29 ............................................................          15,000,000          15,105,750
Allegheny County RDAR, Home Improvement Loan, Refunding, Series A, 5.90%, 2/01/11 ..........           1,555,000           1,548,733
Allegheny County Residential Finance Authority Mortgage Revenue SFM,
   Series DD-1, GNMA Secured, 5.35%, 11/01/19 ..............................................             760,000             695,461
   Series DD-2, GNMA Secured, 5.40%, 11/01/29 ..............................................           1,995,000           1,759,450
Allegheny County Residential Finance Authority Mortgage Revenue,
   Ladies Grand Army Republic Health Facilities Project, Series G,
   FHA Insured, 6.35%, 10/01/36 ............................................................           1,940,000           1,931,658
   Lexington Home, Series E, 7.125%, 2/01/27 ...............................................           3,650,000           3,705,772
   MFMR, Series D, FHA Insured, 7.50%, 6/01/33 .............................................           1,400,000           1,435,434
   SF, Series FF-2, GNMA Secured, 6.00%, 11/01/31 ..........................................           5,110,000           4,886,846
   SFMR, Series M, GNMA Secured, 7.90%, 6/01/11 ............................................             775,000             796,165
   SFMR, Series T, GNMA Secured, 6.95%, 5/01/17 ............................................             810,000             828,266
Beaver County Hospital Authority Revenue, Beaver County Medical Center Inc.,
 AMBAC Insured, Pre-Refunded, 6.625%, 7/01/10 ..............................................           5,000,000           5,292,400
Beaver County IDA, PCR, Beaver Valley Project, Pennsylvania Power and Light,
 Refunding, Series A, 7.15%, 9/01/21 .......................................................           4,400,000           4,545,464
Bensalem Township, Refunding, FGIC Insured, 5.75%, 12/01/16 ................................           3,000,000           3,045,210
Berks County Municipal Authority Revenue, FGIC Insured, Pre-Refunded, 7.00%, 5/15/18 .......           4,000,000           4,308,720
 Bethlehem Area School District, MBIA Insured, Pre-Refunded, 6.00%, 3/01/16 ................           4,000,000           4,177,640
 Bradford County IDA, Solid Waste Disposal Revenue, International Paper Co. ................
  Projects, Series A, 6.60%, 3/01/19 .......................................................           2,500,000           2,506,900
Butler Area School District, Refunding, Series B, FGIC Insured, 5.00%, 10/01/26 ............           5,000,000           4,230,750
Butler County IDA, PCR, Witco Corp. Project, Refunding, 5.85%, 12/01/23 ....................           2,000,000           1,799,080
Cambria County HDA, Hospital Revenue, Conemaugh Valley Memorial Hospital,
 Refunding, Series B, Connie Lee Insured, Pre-Refunded, 6.375%, 7/01/18 ....................           3,500,000           3,677,695
Cambria County IDA, PCR, Pennsylvania Electric Co. Project, Refunding,
 Series A, MBIA Insured, 5.80%, 11/01/20 ...................................................           5,000,000           4,864,700
Chartiers Valley Industrial and Commercial Development Authority First Mortgage
 Revenue, Asbury Place Project, Refunding,  6.50%, 2/01/36 .................................           4,250,000           4,294,115
Clarion County Hospital Authority Revenue, Clarion Hospital Project, Refunding,
   5.40%, 7/01/07 ..........................................................................           1,000,000             914,210
   5.55%, 7/01/09 ..........................................................................           2,365,000           2,122,233
   5.60%, 7/01/10 ..........................................................................             600,000             528,030
   5.75%, 7/01/12 ..........................................................................           1,795,000           1,548,834
   5.75%, 7/01/17 ..........................................................................             700,000             572,243
   5.625%, 7/01/21 .........................................................................           1,500,000           1,167,195
Cranberry Township Municipal Authority Water and Sewer Revenue, MBIA Insured,
 5.125%, 12/01/26 ..........................................................................           1,450,000           1,254,149
Dauphin County General Authority Health System Revenue, Pinnacle Health System
 Project, Refunding, MBIA Insured, 5.50%, 5/15/17 ..........................................           2,000,000           1,856,980
Dauphin County General Authority Hospital Revenue, Hapsco-Western
 Hospital Project, Refunding,
   Series A, MBIA Insured, 6.50%, 7/01/12 ..................................................           4,500,000           4,723,380
   Series B, MBIA Insured, 6.25%, 7/01/16 ..................................................           5,000,000           5,099,850
Dauphin County General Authority, Sub Series 0003, AMBAC Insured, 4.75%, 6/01/26 ...........           1,000,000             984,640
Deer Lakes School District, Series A, FSA Insured, 5.00%, 1/15/23 ..........................           1,000,000             859,240
Delaware County Authority College Revenue,
   Cabrini College, Asset Guaranty, 5.875%, 7/01/29 ........................................           6,385,000           6,097,228
   Eastern College, Series C, 5.625%, 10/01/28 .............................................           2,210,000           1,865,063



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)

                                                                                                     PRINCIPAL
FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                           AMOUNT               VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Delaware County Authority Health Facility Revenue, Mercy Health Corp. Project,
 ETM, 6.00%, 12/15/26 ..........................................................................       $10,800,000       $10,850,004
Delaware County Authority Healthcare Revenue, Mercy Health Corp. Southeastern,
 Series B, Pre-Refunded, 6.00%, 11/15/07 .......................................................         9,000,000         9,267,210
Delaware County Authority Revenue, Elwyn Inc. Project, Pre-Refunded, 8.35%, 6/01/15 ............         2,000,000         2,059,500
Delaware County IDAR,
   Philadelphia Electric, Refunding, Series 1991, 7.375%, 4/01/21 ..............................         5,000,000         5,252,850
   Philadelphia Suburban Water Co. Project, FGIC Insured, 6.00%, 6/01/29 .......................         2,000,000         1,951,340
Delaware County University Authority Revenue, Villanova University, Series A,
 MBIA Insured, 5.00%, 12/01/28 ................................................................         3,000,000         2,528,670
Delaware Valley Regional Finance Authority Local Government Revenue, Series B,
 AMBAC Insured, 5.60%, 7/01/17 .................................................................         5,000,000         4,859,250
Erie County Hospital Authority Revenue,
   Nursing Home, Sarah A. Reed Retirement Center, Refunding, 5.625%, 7/01/14 ...................         3,660,000         3,091,639
   St. Vincent Health Center Project, Series A, MBIA Insured, 6.375%, 7/01/22 ..................         7,000,000         7,129,990
Erie-Western Pennsylvania Port Authority General Revenue,
   6.875%, 6/15/16 .............................................................................           920,000           935,824
   Pre-Refunded, 8.625%, 6/15/10 ...............................................................         1,850,000         1,909,348
Hazleton Area School District, Series B, FGIC Insured, 5.00%, 3/01/23 ..........................         4,455,000         3,826,934
Hazleton Health Services Authority Hospital Revenue, Hazleton General Hospital,
 5.50%, 7/01/27 ................................................................................         2,475,000         1,852,785
Jeannette County Municipal Authority Sewer Revenue, Pre-Refunded, 7.00%, 7/01/17 ...............         1,250,000         1,308,088
Jeannette Health Service Authority Hospital Revenue, Jeannette District
 Memorial Hospital, Refunding, Series A, 6.00%, 11/01/18 .......................................           785,000           692,684
Lancaster County Hospital Authority Revenue, Health Center, Masonic Homes
 Project, Refunding, AMBAC Insured, 5.00%, 11/15/20 ............................................         1,600,000         1,367,088
Lawrence County IDA, PCR, Pennsylvania Power Co., New Castle Project,
 Refunding, 7.15%, 3/01/17 .....................................................................         5,595,000         5,782,377
Lebanon County Good Samaritan Hospital Authority Revenue, Good Samaritan
 Hospital Project, Refunding, 6.00%, 11/15/18 ..................................................         2,500,000         2,205,675
Lehigh County General Purpose Authority Revenue,
   Good Shepard Rehabilitation Hospital, Refunding, AMBAC Insured, 5.25%, 11/15/27 .............         5,000,000         4,304,450
   Lehigh Valley Hospital, Health Network, Series A, MBIA Insured, 5.00%, 7/01/28 ..............         4,000,000         3,297,760
   Lehigh Valley Hospital, Refunding, Series A, MBIA Insured, 5.875%, 7/01/15 ..................         1,000,000           996,410
   Muhlenburg Hospital Center, Series A, Pre-Refunded, 6.60%, 7/15/22 ..........................         5,800,000         6,161,920
Lehigh County IDA, PCR, Pennsylvania Power and Light Co. Project, Refunding,
   Series A, MBIA Insured, 6.40%, 11/01/21 .....................................................         5,000,000         5,128,700
   Series A, MBIA Insured, 6.15%, 8/01/29 ......................................................         5,550,000         5,562,710
   Series B, MBIA Insured, 6.40%, 9/01/29 ......................................................        10,000,000        10,174,900
Luzerne County IDA, Exempt Facility Revenue, Gas and Water Co. Project,
 Refunding, Series A, AMBAC Insured, 7.00%, 12/01/17 ...........................................         5,000,000         5,449,750
   6.05%, 1/01/19 ..............................................................................         4,750,000         4,609,448
Montgomery County GO, Refunding, Series B, 5.375%, 10/15/21 ....................................         3,400,000         3,123,750
Montgomery County Higher Education and Health Authority Revenue,
   Faulkeways At Gwynedd Project, 6.75%, 11/15/24 ..............................................           400,000           377,980
   Faulkeways At Gwynedd Project, 6.75%, 11/15/30 ..............................................         1,000,000           935,160
   Jeanes Health System Project, Pre-Refunded, 8.75%, 7/01/20 ..................................         5,000,000         5,172,850
   Pottstown Memorial Medical Center Project, Pre-Refunded, 7.35%, 11/15/05 ....................         1,315,000         1,396,583
   St. Joseph's University, Refunding, Connie Lee Insured, 6.50%, 12/15/22 .....................         1,750,000         1,813,630
Montgomery County IDA, Retirement Community Revenue,
   Act Retirement-Life Communities, 5.25%, 11/15/28 ............................................         5,000,000         3,689,950
   Adult Community Total Services, Refunding, Series A, 5.875%, 11/15/22 .......................         4,850,000         4,155,238
   Adult Community Total Services, Series B, 5.75%, 11/15/17 ...................................         3,000,000         2,616,930
Montgomery County IDAR,
   Hill School Project, MBIA Insured, 5.35%, 8/15/27 ...........................................         9,000,000         8,091,180
   PCR, Philadelphia Electric Co., Refunding, Series A, 7.60%, 4/01/21 .........................         2,530,000         2,653,666
    PCR, Philadelphia Electric Co., Series B, MBIA Insured, 6.70%, 12/01/21 ....................         5,000,000         5,235,850
    Resource Recovery, 7.50%, 1/01/12 ..........................................................        10,000,000        10,193,900
Mount Pleasant Business District Authority Hospital Revenue, Frick Hospital, Refunding,
    5.70%, 12/01/13 ............................................................................         1,205,000         1,033,709
    5.75%, 12/01/17 ............................................................................           500,000           414,430
    5.75%, 12/01/27 ............................................................................         1,600,000         1,261,008
(b)Muhlenberg School District GO, FGIC Insured, 6.00%, 9/01/23 .................................         4,000,000         3,985,000
   Neshaminy School District GO, FGIC Insured, Pre-Refunded, 7.00%, 2/15/14 ....................         1,000,000         1,081,360
   New Wilmington Municipal Authority College Revenue, Westminster College, 5.35%, 3/01/28 .....         2,250,000         1,893,060
   North Hampton County IDAR, PCR, Metropolitan Edison Co., Refunding, Series A,
    MBIA Insured, 6.10%, 7/15/21 ...............................................................         6,100,000         6,117,385


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)



                                                                                                       PRINCIPAL
 FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                            AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Northeastern Pennsylvania Hospital and Educational Authority Revenue,
   Kings College Project, Refunding, Series B, 6.00%, 7/15/11 ................................         $1,000,000           $983,770
   Kings College Project, Refunding, Series B, 6.00%, 7/15/18 ................................          1,000,000            939,610
   Wilkes University, Refunding, 6.125%, 10/01/11 ............................................          5,000,000          4,936,600
Norwin School District GO, FGIC Insured, 6.00%, 4/01/30 ......................................          5,000,000          4,958,400
Pennsylvania Convention Center Authority Revenue, Refunding, Series A, 6.60%, 9/01/09 ........          5,000,000          5,084,250
Pennsylvania EDA,
   Financing Authority Revenue, MacMillan, LP Project, Pre-Refunded, 7.60%, 12/01/20 .........          3,000,000          3,383,550
   Financing Resources Recovery Revenue, Colver Project, Series D, 7.125%, 12/01/15 ..........          5,000,000          5,096,800
   Solid Waste Disposal Revenue, USG Corp. Project, 6.00%, 6/01/31 ...........................         10,650,000          9,546,660
Pennsylvania HFA,
   Rental Housing, Refunding, FNMA Insured, 5.75%, 7/01/14 ...................................         10,000,000          9,903,000
   SFM, Series 30, 7.30%, 10/01/17 ...........................................................            700,000            722,078
   SFM, Series 34-A, 6.85%, 4/01/16 ..........................................................          3,000,000          3,092,250
   SFM, Series 34-B, 7.00%, 4/01/24 ..........................................................          6,000,000          6,135,600
   SFM, Series 38, 6.125%, 10/01/24 ..........................................................          4,290,000          4,292,960
   SFM, Series 1991, 7.15%, 4/01/15 ..........................................................          4,370,000          4,489,301
   SFM, Series 67A, 5.85%, 10/01/18 ..........................................................          5,000,000          4,829,600
   SFMR, Refunding, Series 54-A, 6.15%, 10/01/22 .............................................          1,500,000          1,481,880
Pennsylvania Infrastructure Investment Authority Revenue, Pennvest Loan Pool
 Program, MBIA Insured, 5.625%,
   9/01/13 ...................................................................................          6,010,000          6,020,037
   9/01/14 ...................................................................................          2,870,000          2,851,747
Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue,
 Philadelphia Funding Program, FGIC Insured, Pre-Refunded, 7.00%, 6/15/14 ....................          6,000,000          6,538,920
Pennsylvania State Financial Authority Revenue, Municipal Capital Improvements
 Program, Refunding, 6.60%,11/01/09 ..........................................................         12,565,000         13,325,685
Pennsylvania State Higher Educational Facilities Authority Health Services Revenue,
   Allegheny Delaware Valley Obligation Group, Refunding, Series A, MBIA
    Insured, 5.875%, 11/15/21 ................................................................         17,000,000         15,921,180
   University of Pennsylvania Health Services, Refunding, Series A, 5.75%, 1/01/22 ...........         10,000,000          8,270,400
Pennsylvania State Higher Educational Facilities Authority Revenue,
   Allegheny College Project, Refunding, Series B, 6.125%, 11/01/13 ..........................          1,000,000          1,007,730
   Drexel University, Refunding, 6.375%, 5/01/17 .............................................          5,220,000          5,298,300
   Drexel University, Refunding, MBIA Insured, 5.75%, 5/01/22 ................................          4,385,000          4,240,734
   Geneva College, 5.45%, 4/01/18 ............................................................          2,360,000          2,055,560
   La Salle University, Refunding, MBIA Insured, 5.625%, 5/01/17 .............................          4,000,000          3,898,760
   Philadelphia College of Textiles and Science, 6.75%, 4/01/20 ..............................          3,040,000          3,066,843
   State System of Higher Education, Series N, MBIA Insured, 5.80%, 6/15/24 ..................          4,000,000          3,878,120
   State System of Higher Education, Series R, FSA Insured, 5.00%, 6/15/24 ...................          3,140,000          2,675,531
   Temple University, 7.40%, 10/01/10 ........................................................             30,000             30,242
   Thomas Jefferson University, AMBAC Insured, 5.00%, 7/01/19 ................................          3,000,000          2,622,090
   University of Pennsylvania, 5.50%, 7/15/38 ................................................         10,000,000          9,059,300
Pennsylvania State IDAR, Economic Revenue, AMBAC Insured, 6.00%, 1/01/12 .....................          4,250,000          4,358,588
Philadelphia Airport Revenue, Philadelphia Airport System, Series A,
 AMBAC Insured, 6.10%, 6/15/25 ...............................................................          5,000,000          5,002,350
Philadelphia Gas Works Revenue,
   2nd Series, FSA Insured, 5.00%, 7/01/29 ...................................................         10,000,000          8,433,800
   12th Series B, MBIA Insured, ETM, 7.00%, 5/15/20 ..........................................          1,000,000          1,127,190
   14th Series A, Pre-Refunded, 6.375%, 7/01/26 ..............................................          3,360,000          3,569,530
   Refunding, 14th Series, 6.375%, 7/01/26 ...................................................          6,740,000          6,600,415
Philadelphia GO, FSA Insured, 5.00%, 3/15/28 .................................................         10,000,000          8,420,100
Philadelphia Hospitals and Higher Educational Facilities Authority Revenue,
   Albert Einstein Medical Center, Pre-Refunded, 7.30%, 10/01/08 .............................          5,225,000          5,526,117
   Children's Hospital, Refunding, Series A, 5.00%, 2/15/21 ..................................          2,465,000          2,040,108
   Children's Seashore House, Series A, 7.00%, 8/15/17 .......................................          1,000,000          1,020,160
   Children's Seashore House, Series B, 7.00%, 8/15/22 .......................................          2,600,000          2,640,404
   Frankford Hospital, Series A, ETM, 6.00%, 6/01/14 .........................................          2,500,000          2,599,825
   Temple University Hospital, 5.875%, 11/15/23 ..............................................          5,000,000          4,012,000
Philadelphia Municipal Authority Revenue, Lease, Refunding, Series D, 6.30%, 7/15/17 .........          2,000,000          1,932,320


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)



                                                                                                       PRINCIPAL
 FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                            AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 Philadelphia Parking Authority Parking Revenue,
    Airport Parking, Refunding, AMBAC Insured, 5.50%, 9/01/18 ................................        $ 1,000,000        $   954,250
    Airport, FSA Insured, 5.25%, 9/01/29 .....................................................         14,000,000         12,286,680
 Philadelphia RDA, Home Improvement Loan Revenue, Series B, FHA Insured, 6.10%, 6/01/17 ......            600,000            600,666
 Philadelphia School District GO, Series B, AMBAC Insured,
    5.50%, 9/01/15 ...........................................................................          3,785,000          3,685,000
    5.375%, 4/01/19 ..........................................................................          7,000,000          6,544,230
 Philadelphia School District, Series C, MBIA Insured, 5.75%, 3/01/29 ........................          8,000,000          7,716,000
 Philadelphia Water and Sewer Revenue, Series 10, ETM, 7.35%, 9/01/04 ........................          6,805,000          7,264,065
 Philadelphia Water and Wastewater Revenue, Refunding, 5.75%, 6/15/13 ........................          6,015,000          5,867,272
 Pittsburgh Public Parking Authority Parking Revenue, AMBAC Insured, 6.00%, 12/01/24 .........          2,000,000          1,989,560
 Pittsburgh Urban RDA,
    6.10%, 5/01/19 ...........................................................................          1,000,000            985,470
    Mortgage Revenue, Series A, 7.15%, 10/01/27 ..............................................            840,000            860,966
    Mortgage Revenue, Series C, FNMA Insured, GNMA Secured, 5.70%, 4/01/30 ...................          1,525,000          1,419,577
    Mortgage Revenue, Series D, 6.25%, 10/01/17 ..............................................          1,695,000          1,728,222
    Oliver Garage Project, FGIC Insured, 5.45%, 6/01/28 ......................................          3,000,000          2,734,830
 Pittsburgh Water and Sewer System Authority Revenue, Refunding, FGIC Insured,
  ETM, 7.25%, 9/01/14 ........................................................................          1,250,000          1,420,100
 Schuylkill County IDA, Resource Recovery Revenue, Schuylkill Energy Resources Inc.,
   6.50%, 1/01/10 ............................................................................         15,545,000         15,278,092
 Schuylkill County RDA, Lease Revenue, Series A, FGIC Insured, 7.125%, 6/01/13 ...............          1,500,000          1,569,585
 South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial
   Hospital Project, Series A, MBIA Insured, 5.75%, 7/01/26 ..................................         10,000,000          9,418,600
 Southeastern Pennsylvania Transportation Authority Special Revenue,
  FGIC Insured, 5.375%, 3/01/22 ..............................................................          5,000,000          4,609,600
 State Public School Building Authority School Revenue, Northwestern School
   District Project, Series E, FGIC Insured, 5.75%, 1/15/19 ..................................          3,810,000          3,736,658
 University of Pittsburgh Revenue, Higher Education, Refunding, Series B, MBIA
  Insured, 5.00%, 6/01/21 ....................................................................         10,000,000          8,652,700
 Upper St. Clair Township School District GO, Refunding, 5.20%, 7/15/27 ......................          5,000,000          4,362,550
 Washington County Authority Revenue, Capital Projects and Equipment Program,
  Refunding, AMBAC Insured, 6.15%, 12/01/29 ..................................................          5,000,000          5,013,050
 Wilkes Barre Area School District GO, FGIC Insured, Pre-Refunded, 6.375%, 4/01/15 ...........          3,000,000          3,174,295
                                                                                                                        ------------
 TOTAL BONDS .................................................................................                           669,898,546
                                                                                                                        ------------
 ZERO COUPON BONDS .7%
 Pennsylvania HFA,
 SFM, Series 63A, 4/01/30 ....................................................................         11,000,000          1,578,500
 SFMR, Series 64, 4/01/30 ....................................................................          6,000,000          2,956,140
                                                                                                                        ------------
 TOTAL ZERO COUPON BONDS .....................................................................                             4,534,640
                                                                                                                        ------------
 TOTAL LONG TERM INVESTMENTS (COST $694,645,354) .............................................                           674,433,186
                                                                                                                        ------------

(a)SHORT TERM INVESTMENTS .2%
 Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured,
  Weekly VRDN and Put, 2.35%, 12/01/15  (Cost $1,200,000) ....................................          1,200,000          1,200,000
                                                                                                                        ------------
 TOTAL INVESTMENTS (COST $695,845,354) 99.3% .................................................                           675,633,186
 OTHER ASSETS, LESS LIABILITIES .7% ..........................................................                             4,530,091
                                                                                                                        ------------
 NET ASSETS 100.0% ...........................................................................                          $680,163,277
                                                                                                                        ============

     See glossary of terms on page 123.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS
FRANKLIN PUERTO RICO TAX-FREE INCOME FUND

                                                                                  YEAR ENDED FEBRUARY 29,
                                                       ----------------------------------------------------------------------------
CLASS A                                                  2000(a)          1999              1998           1997           1996(d)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........            $11.88          $11.86            $11.51         $11.59          $11.31
                                                         --------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................               .59             .60               .62            .65             .66
 Net realized and unrealized gains (losses) .              (.92)            .06               .36            .02             .30
                                                         --------------------------------------------------------------------------
Total from investment operations ............              (.33)            .66               .98            .67             .96
                                                         --------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................              (.58)           (.60)(e)          (.62)          (.65)(e)        (.67)f
 Net realized gains .........................              (.02)           (.04)             (.01)          (.10)           (.01)
                                                         --------------------------------------------------------------------------
Total distributions .........................              (.60)           (.64)             (.63)          (.75)           (.68)
                                                         --------------------------------------------------------------------------
Net asset value, end of year ................            $10.95          $11.88            $11.86         $11.51          $11.59
                                                         ==========================================================================

Total return(b) .............................             (2.91)%          5.68%             8.78%          6.03%           8.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............          $195,157        $218,753          $210,325       $192,525        $190,577
Ratios to average net assets:
 Expenses ...................................               .74%            .74%              .75%           .73%            .74%
 Net investment income ......................              5.14%           4.98%             5.35%          5.62%           5.71%
Portfolio turnover rate .....................             13.41%          20.19%             7.94%         21.09%          27.99%


CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........            $11.89          $11.87            $11.53         $11.62          $11.32
                                                         --------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................               .53             .53               .56            .58             .50
 Net realized and unrealized gains (losses) .              (.92)            .06               .34            .02             .30
                                                         --------------------------------------------------------------------------
Total from investment operations ............              (.39)            .59               .90            .60             .80
                                                         --------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................              (.51)           (.53)(g)          (.55)          (.59)           (.49)
 Net realized gains .........................              (.02)           (.04)             (.01)          (.10)           (.01)
                                                         --------------------------------------------------------------------------
Total distributions .........................              (.53)           (.57)             (.56)          (.69)           (.50)
                                                         --------------------------------------------------------------------------
Net asset value, end of year ................            $10.97          $11.89            $11.87         $11.53          $11.62
                                                         ==========================================================================

Total return(b) .............................             (3.37)%          5.09%             8.07%          5.33%           7.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............            $7,270          $7,050            $3,615         $1,679            $533
Ratios to average net assets:
 Expenses ...................................              1.30%           1.30%             1.31%          1.30%           1.32%(c)
 Net investment income ......................              4.60%           4.43%             4.78%          5.04%           5.16%(c)
Portfolio turnover rate .....................             13.41%          20.19%             7.94%         21.09%          27.99%

(a)    Based on average shares outstanding.

(b) Total return does not reflect sales commissions or contingent deferred sales charges, and is not annualized for periods less than one year.

(c)    Annualized

(d)    For the period May 1, 1995 (effective date) to February 29, 1996 for
       Class C.

(e) Includes distributions in excess of net investment income in the amount of $.006.

(f) Includes distributions in excess of net investment income in the amount of $.001.

(g) Includes distributions in excess of net investment income in the amount of $.004.

                    See notes to financial statements.


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000



                                                                                                      PRINCIPAL
FRANKLIN PUERTO RICO TAX-FREE INCOME FUND                                                              AMOUNT               VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.4%
 Guam Airport Authority Revenue, Series B,
    6.60%, 10/01/10 ..........................................................................         $1,675,000         $1,755,015
    6.70%, 10/01/23 ..........................................................................          5,800,000          6,070,628
 Guam Government GO, Series A,
    5.90%, 9/01/05 ...........................................................................          4,575,000          4,597,052
    6.00%, 9/01/06 ...........................................................................          1,085,000          1,090,121
 Guam Government Limited Obligation Highway Revenue, Refunding, Series A,
    FSA Insured, 6.30%, 5/01/12 ..............................................................          5,590,000          5,838,308
 Guam Housing Corp. SFR, MBS, Mortgage Guaranteed, Series A, 5.35%, 9/01/18 ..................          5,000,000          4,585,650
 Guam Power Authority Revenue,
    Refunding, Series A, 5.25%, 10/01/34 .....................................................          5,065,000          4,251,561
    Series A, Pre-Refunded, 6.30%, 10/01/22 ..................................................          6,190,000          6,551,310
    Series A, Pre-Refunded, 6.75%, 10/01/24 ..................................................          2,680,000          2,936,664
 Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue,
  Series A, 6.85%, 3/15/28 ...................................................................          6,905,000          6,655,453
 Puerto Rico Commonwealth GO,
    Pre-Refunded, 6.40%, 7/01/11 .............................................................          2,000,000          2,152,860
    Refunding, MBIA Insured, 5.75%, 7/01/24 ..................................................          2,000,000          1,986,860
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
    Series Q, Pre-Refunded, 7.75%, 7/01/10 ...................................................            350,000            361,274
    Series Y, 5.50%, 7/01/36 .................................................................          8,500,000          7,745,880
    Series Y, Pre-Refunded, 6.00%, 7/01/22 ...................................................          8,000,000          8,503,120
 Puerto Rico Commonwealth IDC, General Purpose Revenue, Series B, 5.375%, 7/01/16 ............          2,000,000          1,874,800
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
 Series A, 7.90%, 7/01/07 ....................................................................            580,000            587,134
    7.75%, 7/01/08 ...........................................................................            300,000            304,284
    7.50%, 7/01/09 ...........................................................................            660,000            667,880
 Puerto Rico Commonwealth Urban Renewal and Housing Corp. Commonwealth
  Appropriation, Refunding, 7.875%, 10/01/04 .................................................          3,350,000          3,422,327
 Puerto Rico Electric Power Authority Revenue,
    Refunding, Series U, 6.00%, 7/01/14 ......................................................            700,000            714,308
    Series P, Pre-Refunded, 7.00%, 7/01/11 ...................................................            615,000            647,374
    Series P, Pre-Refunded, 7.00%, 7/01/21 ...................................................          1,000,000          1,052,640
    Series T, Pre-Refunded, 6.375%, 7/01/24 ..................................................          5,000,000          5,397,750
    Series X, Pre-Refunded, 6.125%, 7/01/21 ..................................................          5,225,000          5,617,607
 Puerto Rico HFC Revenue,
    MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ...............................................          1,470,000          1,500,797
    MF, Portfolio A, Series I, 7.50%, 10/01/15 ...............................................            420,000            428,799
    SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23 ...........................          2,320,000          2,381,550
    Sixth Portfolio, Section 8 Assisted, FHA Mortgage Insured,
      Pre-Refunded, 7.75%, 12/01/26 ..........................................................          2,060,000          2,362,779
 Puerto Rico Housing Bank and Financing Authority SFMR,
    Affordable Housing Mortgage, First Portfolio, 6.25%, 4/01/29 .............................          2,025,000          2,050,232
    Homeownership Fifth Portfolio, Pre-Refunded, 7.50%, 12/01/15 .............................            955,000            963,032
 Puerto Rico Industrial Medical and Environmental Pollution Control Facilities
   Financing Authority Revenue,
    PepsiCo Inc. Project, 6.25%, 11/15/13 ....................................................            900,000            936,486
    Special Facilities, American Airlines Project, Series A, 6.45%, 12/01/25 .................          2,000,000          2,010,200
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control
 Facilities Financing Authority Hospital Revenue,
    Dr. Pila Hospital Project, Refunding, FHA Insured, 6.125%, 8/01/25 .......................          2,500,000          2,466,550
    Dr. Pila Hospital Project, Refunding, FHA Insured, 6.25%, 8/01/32 ........................            500,000            497,900
    Hospital Auxilio Mutuo Obligation, MBIA Insured, 5.50%, 7/01/17 ..........................          2,750,000          2,674,953
    Hospital Auxilio Mutuo Obligation, Series A, MBIA Insured, 6.25%, 7/01/24 ................          8,445,000          8,608,326
    Mennonite General Hospital Project, 5.625%, 7/01/17 ......................................            915,000            762,415
    Mennonite General Hospital Project, 6.50%, 7/01/26 .......................................          5,000,000          4,566,850
    Mennonite General Hospital Project, 5.625%, 7/01/27 ......................................          2,000,000          1,555,240
    San Lucas and Cristo Project, Refunding, Series A, 5.75%, 6/01/19 ........................          3,000,000          2,520,180
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control
  Facilities Financing Authority Industrial Revenue,
    Guaynabo Municipal Government, 5.625%, 7/01/15 ...........................................          6,550,000          6,046,174
    Guaynabo Municipal Government, 5.625%, 7/01/22 ...........................................          3,160,000          2,846,560
    Guaynabo Warehouse, Series A., 5.20%, 7/01/24 ............................................          4,120,000          3,460,635
    Teacher's Retirement System Revenue, Series B, 5.50%, 7/01/21 ............................          6,585,000          6,123,918



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (CONT.)



                                                                                                      PRINCIPAL
FRANKLIN PUERTO RICO TAX-FREE INCOME FUND                                                             AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control
  Facilities Revenue, Ana G. Mendez University Systems Project, Refunding, 5.375%,
    2/01/19 ..................................................................................         $2,000,000         $1,766,880
    2/01/29 ..................................................................................          4,000,000          3,420,960
 Puerto Rico Municipal Finance Agency GO, Series A, FSA Insured, 5.50%, 8/01/23 ..............          6,400,000          6,115,968
 Puerto Rico Municipal Finance Agency, Series A, Pre-Refunded, 6.50%, 7/01/19 ................          2,000,000          2,156,520
 Puerto Rico PBA Revenue, Government Facilities, Series A, AMBAC Insured, 5.75%, 7/01/22 .....          1,000,000            991,220
 Puerto Rico Port Authority Revenue,
    Series D, FGIC Insured, 6.00%, 7/01/21 ...................................................          1,250,000          1,253,663
    Special Facilities, American Airlines, Series A, 6.30%, 6/01/23 ..........................          5,500,000          5,336,320
    Special Facilities, American Airlines, Series A, 6.25%, 6/01/26 ..........................          1,900,000          1,806,007
 Puerto Rico Telephone Authority Revenue, Series L, Pre-Refunded, 6.125%, 1/01/22 ............          6,450,000          6,687,489
 University of Puerto Rico Revenues, Series M, MBIA Insured, 5.25%, 6/01/25 ..................          6,145,000          5,623,412
 Virgin Islands HFA, SFR, Refunding, Series A, GNMA Secured,
    6.45%, 3/01/16 ...........................................................................            365,000            371,147
    6.50%, 3/01/25 ...........................................................................            865,000            876,608
 Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A,
    5.50%, 10/01/18 ..........................................................................          3,000,000          2,652,390
    5.50%, 10/01/22 ..........................................................................          3,000,000          2,586,960
    5.625%, 10/01/25 .........................................................................          3,000,000          2,601,120
 Virgin Islands Water and Power Authority Electric System Revenue,
    Refunding, 5.30%, 7/01/18 ................................................................          1,700,000          1,533,672
    Refunding, 5.30%, 7/01/21 ................................................................          1,000,000            883,460
    Series A, Pre-Refunded, 7.40%, 7/01/11 ...................................................          4,905,000          5,164,376
 Virgin Islands Water and Power Authority Water System Revenue, Refunding,
    5.25%, 7/01/12 ...........................................................................          4,000,000          3,624,160
    5.50%, 7/01/17 ...........................................................................          4,000,000          3,504,436
                                                                                                                        ------------
 TOTAL LONG TERM INVESTMENTS (COST $201,504,152) .............................................                           199,088,204
                                                                                                                        ------------
(a)SHORT TERM INVESTMENTS .5%
 Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured,
   Weekly VRDN and Put, 2.35%, 12/01/15
 (COST $1,100,000) ...........................................................................          1,100,000          1,100,000
                                                                                                                        ------------
 TOTAL INVESTMENTS (COST $202,604,152) 98.9% .................................................                           200,188,204
 OTHER ASSETS, LESS LIABILITIES 1.1% .........................................................                             2,239,075
                                                                                                                        ------------
 NET ASSETS 100.0% ...........................................................................                          $202,427,279
                                                                                                                        ============



See glossary of terms on page 123.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                    See notes to financial statements.



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000




GLOSSARY OF TERMS

1915 Act  - Improvement Bond Act of 1915

ABAG      - The Association of Bay Area Governments

ACES      - Adjustable Convertible Exempt Securities

AD        - Assessment District

AMBAC     - American Municipal Bond Assurance Corp.

BIG       - Bond Investors Guaranty Insurance Co. (acquired by MBIA in 1989 and no longer does business under this name).

CDA       - Community Development Authority/Agency

CDD       - Community Development District

CFD       - Community Facilities District

COP       - Certificate of Participation

CRDA      - Community Redevelopment Authority/Agency

EDA       - Economic Development Authority

EDR       - Economic Development Revenue

ETM       - Escrow to Maturity

FGIC      - Financial Guaranty Insurance Co.

FHA       - Federal Housing Authority/Agency

FI/GML    - Federally Insured or Guaranteed Mortgage Loans

FNMA      - Federal National Mortgage Association

FSA       - Financial Security Assistance (some of the securities shown as FSA
            Insured were originally issued by Capital Guaranty Insurance Co.
            (CGIC) which was acquired by FSA in 1995 and no longer does business under this name).

GNMA      - Government National Mortgage Association

GO        - General Obligation

HDA       - Housing Development Authority/Agency

HFA       - Housing Finance Authority/Agency

HFAR      - Housing Finance Authority Revenue

HFC       - Housing Finance Corp.

ID        - Improvement District

IDA       - Industrial Development Authority/Agency

IDAR      - Industrial Development Authority/Agency Revenue


IDB       - Industrial Development Board

IDBR      - Industrial Development Board Revenue

IDC       - Industrial Development Corp.

IDR       - Industrial Development Revenue

IPC       - Industrial Pollution Control

ISD       - Independent School District

LLC       - Limited Liability Corporation

LP        - Limited Partnership

MAC       - Municipal Assistance Corporation

MBIA      - Municipal Bond Investors Assurance Corp.

MBS       - Mortgage Backed Securities

MF        - Multi-Family

MFHR      - Multi-Family Housing Revenue

MFMR      - Multi-Family Mortgage Revenue

MFR       - Multi-Family Revenue

MTA       - Metropolitan Transit Authority

PBA       - Public Building Authority

PCC       - Pollution Control Corporation

PCR       - Pollution Control Revenue

PFA       - Public Financing Authority

PUD       - Public Utility District

RDA       - Redevelopment Authority/Agency

RDAR      - Redevelopment Authority/Agency Revenue

SF        - Single Family

SFM       - Single Family Mortgage

SFMR      - Single Family Mortgage Revenue

SFR       - Single Family Revenue

UHSD      - Unified High School District

USD       - Unified School District

VHA       - Veterans Hospital of America

VRDN      - Variable Rate Demand Notes

zero cpn. - Zero Coupon


FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
FEBRUARY 29, 2000


                                                                 FRANKLIN        FRANKLIN            FRANKLIN       FRANKLIN FEDERAL
                                                                  ARIZONA         COLORADO          CONNECTICUT       INTERMEDIATE-
                                                                 TAX-FREE         TAX-FREE            TAX-FREE         TERM TAX-FREE
                                                                INCOME FUND      INCOME FUND        INCOME FUND         INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost .................................................      $799,510,106       $291,223,890       $241,547,443       $176,485,946
                                                              ======================================================================
  Value ................................................       771,613,594        282,567,421        230,544,295        171,539,214
 Cash ..................................................            63,470             55,682             61,297            190,536
 Receivables:
  Capital shares sold ..................................           406,391          1,047,347             53,091            192,723
  Interest .............................................        10,719,157          4,814,233          3,657,348          2,605,587
                                                              ----------------------------------------------------------------------
      Total assets .....................................       782,802,612        288,484,683        234,316,031        174,528,060
                                                              ----------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ......................                --          1,978,831                 --          2,593,592
  Capital shares redeemed ..............................         1,465,039            512,222            934,262            607,169
  Affiliates ...........................................           422,083            179,138            152,170            106,095
  Shareholders .........................................           390,541            178,108             85,790             25,722
Distributions to shareholders ..........................         1,373,831            490,687            374,809            266,276
Other liabilities ......................................            30,440             18,352             16,356             22,003
                                                              ----------------------------------------------------------------------
      Total liabilities ................................         3,681,934          3,357,338          1,563,387          3,620,857
                                                              ----------------------------------------------------------------------
       Net assets, at value ............................      $779,120,678       $285,127,345       $232,752,644       $170,907,203
                                                              ======================================================================
Net assets consist of:
 Undistributed net investment income ...................     $          --      $          --      $          --           $168,948
 Accumulated distributions in excess
 of net investment income ..............................          (785,063)          (160,320)          (130,708)                --

 Net unrealized depreciation ...........................       (27,896,512)        (8,656,469)       (11,003,148)        (4,946,732)
 Accumulated net realized loss .........................        (3,421,806)        (3,553,323)        (6,822,138)        (2,445,017)
 Capital shares ........................................       811,224,059        297,497,457        250,708,638        178,130,004
                                                              ----------------------------------------------------------------------
       Net assets, at value ............................      $779,120,678       $285,127,345       $232,752,644       $170,907,203
                                                              ======================================================================
CLASS A:
 Net assets, at value ..................................      $756,273,800       $264,563,370       $207,745,205       $170,907,203
                                                              ======================================================================
 Shares outstanding ....................................        73,336,549         24,264,315         20,641,455         16,240,075
                                                              ======================================================================
 Net asset value per share* ............................            $10.31             $10.90             $10.06             $10.52
                                                              ======================================================================
 Maximum offering price per share (net asset
  value per share / 95.75%) ............................            $10.77             $11.38             $10.51            $10.76**
                                                              ======================================================================
CLASS B:
 Net assets, at value ..................................          $175,727                 --                 --                 --
                                                              ======================================================================
 Shares outstanding ....................................            17,024                 --                 --                 --
 Net asset value and maximum offering price per share* .            $10.32                 --                 --                 --
                                                              ======================================================================
CLASS C:
 Net assets, at value ..................................       $22,671,151        $20,563,975        $25,007,439                 --
                                                              ======================================================================
 Shares outstanding ....................................         2,183,584          1,876,106          2,476,564                 --
                                                              ======================================================================
 Net asset value per share* ............................            $10.38             $10.96             $10.10                 --
                                                              ======================================================================
 Maximum offering price per share
  (net asset value per share / 99%) ....................            $10.48             $11.07             $10.20                 --
                                                              ======================================================================

(*) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


(**) The maximum offering price for Franklin Federal Intermediate-Term Tax-Free
     Income Fund is calculated at $10.52 / 97.75%.


                    See notes to financial statements.


FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
FEBRUARY 29, 2000



                                                         FRANKLIN               FRANKLIN            FRANKLIN             FRANKLIN
                                                        HIGH YIELD             NEW JERSEY            OREGON             PENNSYLVANIA
                                                         TAX-FREE               TAX-FREE            TAX-FREE             TAX-FREE
                                                       INCOME FUND            INCOME FUND          INCOME FUND          INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost .........................................      $5,806,106,843         $670,511,111         $477,004,932         $695,845,354
                                                      ==============================================================================
  Value ........................................       5,586,845,456          659,559,548          461,969,312          675,633,186
 Cash ..........................................              40,309               99,504              101,859               27,789
 Receivables:
  Investment securities sold ...................                  --                   --              925,653                   --
  Capital shares sold ..........................           5,608,718              555,793              236,194              425,126
  Interest .....................................         108,275,312            9,778,128            6,905,601           12,045,316
                                                      ------------------------------------------------------------------------------
      Total assets .............................       5,700,769,795          669,992,973          470,138,619          688,131,417
                                                      ------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..............          17,991,250            2,378,385                   --            4,010,000
  Capital shares redeemed ......................          15,725,276            1,716,865            2,208,344            1,883,627
  Affiliates ...................................           3,281,229              397,979              284,167              402,926
  Shareholders .................................           2,644,858              372,008              140,549              454,083
 Distributions to shareholders .................          10,253,427            1,058,858              733,671            1,190,858
 Other liabilities .............................             520,644               32,266               25,975               26,646
                                                      ------------------------------------------------------------------------------
      Total liabilities ........................          50,416,684            5,956,361            3,392,706            7,968,140
                                                      ------------------------------------------------------------------------------
       Net assets, at value ....................      $5,650,353,111         $664,036,612         $466,745,913         $680,163,277
                                                      ==============================================================================
Net assets consist of:
 Undistributed net investment income ...........     $            --         $         --         $    694,538         $         --
 Accumulated distributions in excess of net
  investment income ............................          (5,457,191)            (342,861)                  --             (842,612)
 Net unrealized depreciation ...................        (219,261,387)         (10,951,563)         (15,035,620)         (20,212,168)
 Accumulated net realized loss .................         (70,901,006)          (3,695,592)          (3,706,382)          (6,001,576)
 Capital shares ................................       5,945,972,695          679,026,628          484,793,377          707,219,633
                                                      ------------------------------------------------------------------------------
       Net assets, at value ....................      $5,650,353,111         $664,036,612         $466,745,913         $680,163,277
                                                      ==============================================================================
CLASS A:
 Net assets, at value ..........................      $5,017,322,124         $617,406,867         $432,675,212         $639,003,967
                                                      ==============================================================================
 Shares outstanding ............................         482,125,731           56,172,029           40,040,632           66,883,860
                                                      ==============================================================================
 Net asset value per share* ....................              $10.41               $10.99               $10.81                $9.55
                                                      ==============================================================================
 Maximum offering price per share (net asset
  value per share / 95.75%) ....................              $10.87               $11.48               $11.29                $9.97
                                                      ==============================================================================
CLASS B:
 Net assets, at value ..........................         $92,098,564             $226,251                   --             $186,002
                                                      ==============================================================================
 Shares outstanding ............................           8,814,577               20,572                   --               19,475
                                                      ==============================================================================
 Net asset value and maximum offering
  price per share* .............................              $10.45               $11.00                   --                $9.55
                                                      ==============================================================================
CLASS C:
 Net assets, at value ..........................        $540,932,423          $46,403,494          $34,070,701          $40,973,308
                                                      ==============================================================================
 Shares outstanding ............................          51,619,033            4,198,885            3,131,684            4,266,220
                                                      ==============================================================================
 Net asset value per share* ....................              $10.48               $11.05               $10.88                $9.60
                                                      ==============================================================================
 Maximum offering price per share
  (net asset value per share / 99%) ............              $10.59               $11.16               $10.99                $9.70
                                                      ==============================================================================


(*) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES (CONT.)
FEBRUARY 29, 2000

                                                                          FRANKLIN
                                                                         PUERTO RICO
                                                                          TAX-FREE
                                                                         INCOME FUND
                                                                         ------------
Assets:
 Investments in securities:
  Cost ............................................................      $202,604,152
                                                                         ============
  Value ...........................................................       200,188,204
 Cash .............................................................            73,736
 Receivables:
  Capital shares sold .............................................           125,051
  Interest ........................................................         3,222,198
                                                                         ------------
      Total assets ................................................       203,609,189
                                                                         ------------
Liabilities:
 Payables:
  Capital shares redeemed .........................................           606,431
  Affiliates ......................................................           132,350
  Shareholders ....................................................            88,760
 Distributions to shareholders ....................................           342,620
 Other liabilities ................................................            11,749
                                                                         ------------
      Total liabilities ...........................................         1,181,910
                                                                         ------------
       Net assets, at value .......................................      $202,427,279
                                                                         ============
Net assets consist of:
 Undistributed net investment income ..............................           $34,903
 Net unrealized depreciation ......................................        (2,415,948)
 Accumulated net realized loss ....................................           (46,238)
 Capital shares ...................................................       204,854,562
                                                                         ------------
       Net assets, at value .......................................      $202,427,279
                                                                         ============
Class A:
 Net assets, at value .............................................      $195,157,309
                                                                         ============
 Shares outstanding ...............................................        17,818,559
                                                                         ============
 Net asset value per share* .......................................            $10.95
                                                                         ============
 Maximum offering price per share (net asset value per
  share/95.75%) ...................................................            $11.44
                                                                         ============
Class C:
 Net assets, at value .............................................        $7,269,970
                                                                         ============
 Shares outstanding ...............................................           662,719
                                                                         ============
 Net asset value per share* .......................................            $10.97
                                                                         ============
 Maximum offering price per share (net asset value per share/99%)..            $11.08
                                                                         ============



(*) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.



                    See notes to financial statements.



FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 29, 2000

                                                                   FRANKLIN          FRANKLIN           FRANKLIN    FRANKLIN FEDERAL
                                                                   ARIZONA           COLORADO         CONNECTICUT    INTERMEDIATE-
                                                                   TAX-FREE          TAX-FREE           TAX-FREE     TERM TAX-FREE
                                                                  INCOME FUND       INCOME FUND       INCOME FUND      INCOME FUND
                                                                  ------------------------------------------------------------------
Investment income:
 Interest ..................................................      $50,296,016       $18,095,147       $15,538,825       $10,156,590
                                                                  ------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..................................        4,051,080         1,628,892         1,410,653         1,046,931
 Distribution fees (Note 3)
  Class A ..................................................          766,352           281,322           225,593           186,709
  Class B ..................................................               48                --                --                --
  Class C ..................................................          159,576           141,154           169,596                --
 Transfer agent fees (Note 3) ..............................          309,631           136,763           115,574            72,522
 Custodian fees ............................................            8,563             3,198             2,394             1,627
 Reports to shareholders ...................................           55,416            22,904            19,591            15,626
 Registration and filing fees ..............................           33,363            18,404            19,715            42,255
 Professional fees .........................................           20,238             9,834             8,937             7,497
 Trustees' fees and expenses ...............................            8,413             3,056             2,577             1,840
 Other .....................................................           42,623            22,348            17,225            27,706
                                                                  ------------------------------------------------------------------
     Total expenses ........................................        5,455,303         2,267,875         1,991,855         1,402,713

     Expenses waived/paid by affiliate (Note 3) ............               --                --                --           (34,964)
                                                                  ------------------------------------------------------------------
      Net expenses .........................................        5,455,303         2,267,875         1,991,855         1,367,749
                                                                  ------------------------------------------------------------------
       Net investment income ...............................       44,840,713        15,827,272        13,546,970         8,788,841
                                                                  ------------------------------------------------------------------
Realized and unrealized losses:
 Net realized loss from investments ........................       (3,418,024)       (3,552,435)       (3,264,467)       (1,329,609)
 Net unrealized depreciation on investments ................      (77,707,910)      (26,930,378)      (26,223,575)      (12,117,956)
                                                                  ------------------------------------------------------------------
Net realized and unrealized loss ...........................      (81,125,934)      (30,482,813)      (29,488,042)      (13,447,565)
                                                                  ------------------------------------------------------------------
Net decrease in net assets resulting from operations .......     $(36,285,221)     $(14,655,541)     $(15,941,072)      $(4,658,724)
                                                                  ==================================================================


                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED FEBRUARY 29, 2000

                                                                FRANKLIN           FRANKLIN          FRANKLIN             FRANKLIN
                                                               HIGH YIELD         NEW JERSEY          OREGON            PENNSYLVANIA
                                                                TAX-FREE           TAX-FREE          TAX-FREE             TAX-FREE
                                                               INCOME FUND        INCOME FUND       INCOME FUND         INCOME FUND
                                                              ----------------------------------------------------------------------
Investment income:
 Interest ..............................................      $412,269,526        $42,191,079        $29,256,377        $44,765,217
                                                              ----------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..............................        28,491,742          3,470,377          2,502,386          3,602,657
 Distribution fees (Note 3)
  Class A ..............................................         5,058,180            634,460            447,087            676,381
  Class B ..............................................           419,342                 36                 --                 21
  Class C ..............................................         4,010,012            327,939            230,920            286,692
 Transfer agent fees (Note 3) ..........................         2,873,811            359,540            218,445            416,046
 Custodian fees ........................................            64,034              7,202              4,621              7,581
 Reports to shareholders ...............................           497,418             52,898             37,998             68,474
 Registration and filing fees ..........................           447,366             27,689             25,142             23,387
 Professional fees .....................................           169,778             17,583             13,542             18,418
 Trustees' fees and expenses ...........................            61,853              7,117              4,974              7,438
 Other .................................................           317,859             37,084             29,352             40,609
                                                              ----------------------------------------------------------------------
      Total expenses ...................................        42,411,395          4,941,925          3,514,467          5,147,704
                                                              ----------------------------------------------------------------------
       Net investment income ...........................       369,858,131         37,249,154         25,741,910         39,617,513
                                                              ----------------------------------------------------------------------
Realized and unrealized losses:
 Net realized loss from investments ....................       (70,898,507)        (3,695,592)        (3,602,485)        (6,001,576)
 Net unrealized depreciation on investments ............      (549,458,729)       (57,381,137)       (42,421,295)       (67,094,411)
                                                              ----------------------------------------------------------------------
Net realized and unrealized loss .......................      (620,357,236)       (61,076,729)       (46,023,780)       (73,095,987)
                                                              ----------------------------------------------------------------------
Net decrease in net assets resulting from operations ...     $(250,499,105)      $(23,827,575)      $(20,281,870)      $(33,478,474)
                                                              ======================================================================





                    See notes to financial statements.


FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS (CONT.)
FOR THE YEAR ENDED FEBRUARY 29, 2000


                                                                      FRANKLIN
                                                                     PUERTO RICO
                                                                      TAX-FREE
                                                                    INCOME FUND
                                                                    -----------
Investment income:
 Interest ..................................................        $12,828,594
                                                                    -----------
Expenses:
 Management fees (Note 3) ..................................          1,209,819
 Distribution fees (Note 3)
  Class A ..................................................            197,331
  Class C ..................................................             51,050
 Transfer agent fees (Note 3) ..............................            135,436
 Custodian fees ............................................              2,017
 Reports to shareholders ...................................             24,452
 Registration and filing fees ..............................             29,543
 Professional fees .........................................              8,132
 Trustees' fees and expenses ...............................              2,162
 Other .....................................................             13,342
                                                                    -----------
      Total expenses .......................................          1,673,284
                                                                    -----------
       Net investment income ...............................         11,155,310
                                                                    -----------
Realized and unrealized losses:
 Net realized loss from investments ........................            (46,238)
 Net unrealized depreciation on investments ................        (17,629,792)
                                                                    -----------
Net realized and unrealized loss ...........................        (17,676,030)
                                                                    -----------
Net decrease in net assets resulting from operations .......        $(6,520,720)
                                                                    ===========


                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED FEBRUARY 29, 2000 AND FEBRUARY 28, 1999


                                                                   FRANKLIN ARIZONA                       FRANKLIN COLORADO
                                                                  TAX-FREE INCOME FUND                  TAX-FREE INCOME FUND
                                                               ---------------------------------------------------------------------
                                                                  2000              1999                 2000               1999
                                                               ---------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................      $ 44,840,713       $ 43,743,520       $ 15,827,272       $ 14,775,876
  Net realized gain (loss) from investments ............        (3,418,024)         3,918,445         (3,552,435)         1,022,077
  Net unrealized depreciation on investments ...........       (77,707,910)        (4,679,698)       (26,930,378)          (713,406)
                                                               ---------------------------------------------------------------------
      Net increase (decrease) in net assets
        resulting from operations ......................       (36,285,221)        42,982,267        (14,655,541)        15,084,547
 Distributions to shareholders from:
  Net investment income:
   Class A .............................................       (43,683,113)       (42,890,425)       (14,827,705)       (14,188,201)
   Class B .............................................              (281)                --                 --                 --
   Class C .............................................        (1,157,319)          (853,095)          (999,567)          (709,062)
  In excess of net investment income:
   Class A .............................................           (68,986)          (112,500)          (143,841)            (6,459)
   Class C .............................................            (1,828)            (2,296)            (9,697)              (323)
  Net realized gains:
   Class A .............................................        (2,664,446)        (3,662,232)          (298,232)        (1,791,554)
   Class C .............................................           (79,924)           (79,205)           (21,969)          (102,076)
                                                               ---------------------------------------------------------------------
 Total distributions to shareholders ...................       (47,655,897)       (47,599,753)       (16,301,011)       (16,797,675)
 Capital share transactions: (Note 2)
  Class A ..............................................       (23,235,695)        55,297,029         (8,021,689)        36,395,512
  Class B ..............................................           175,000                 --                 --                 --
  Class C ..............................................         1,231,605          9,424,466            825,521         11,143,387
                                                               ---------------------------------------------------------------------
 Total capital share transactions ......................       (21,829,090)        64,721,495         (7,196,168)        47,538,899
      Net increase (decrease) in net assets ............      (105,770,208)        60,104,009        (38,152,720)        45,825,771
Net assets:
 Beginning of year .....................................       884,890,886        824,786,877        323,280,065        277,454,294
                                                               ---------------------------------------------------------------------
 End of year ...........................................      $779,120,678       $884,890,886       $285,127,345       $323,280,065
                                                               =====================================================================
Accumulated distributions in excess of net investment
 income included in net assets:
  End of year ..........................................         $(785,063)         $(714,249)         $(160,320)           $(6,782)
                                                               =====================================================================



                    See notes to financial statements.



FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 29, 2000 AND FEBRUARY 28, 1999

                                                                     FRANKLIN CONNECTICUT         FRANKLIN FEDERAL INTERMEDIATE-TERM
                                                                     TAX-FREE INCOME FUND                  TAX-FREE INCOME FUND
                                                               ---------------------------------------------------------------------
                                                                   2000               1999               2000                1999
                                                               ---------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................    $13,546,970        $11,874,815         $8,788,841         $7,442,059
  Net realized gain (loss) from investments ...............     (3,264,467)           631,807         (1,329,609)           146,469
  Net unrealized appreciation (depreciation) on
      investments..........................................    (26,223,575)           175,555        (12,117,956)           632,241
                                                               ---------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
      from operations .....................................    (15,941,072)        12,682,177         (4,658,724)         8,220,769
 Distributions to shareholders from:
  Net investment income:
   Class A ................................................    (12,310,990)       (11,204,717)        (8,686,728)        (7,539,385)
   Class C ................................................     (1,216,102)          (670,098)                --                 --
  In excess of net investment income:
   Class A ................................................             --            (53,408)                --                 --
   Class C ................................................             --             (3,194)                --                 --
                                                               ---------------------------------------------------------------------
 Total distributions to shareholders ......................    (13,527,092)       (11,931,417)        (8,686,728)        (7,539,385)
 Capital share transactions: (Note 2)
  Class A .................................................    (10,761,404)        40,666,725        (11,345,713)        55,372,039
  Class C .................................................      4,523,167         14,762,426                 --                 --
                                                               ---------------------------------------------------------------------
 Total capital share transactions .........................     (6,238,237)        55,429,151        (11,345,713)        55,372,039
      Net increase (decrease) in net assets ...............    (35,706,401)        56,179,911        (24,691,165)        56,053,423
Net assets:
 Beginning of year ........................................    268,459,045        212,279,134        195,598,368        139,544,945
                                                               ---------------------------------------------------------------------
 End of year ..............................................   $232,752,644       $268,459,045       $170,907,203       $195,598,368
                                                               =====================================================================
Undistributed net investment income (accumulated
  distributions in excess of net investment income)
  included in net assets:
  End of year .............................................      $(130,708)         $(150,586)          $168,948            $66,835
                                                               =====================================================================


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 29, 2000 AND FEBRUARY 28, 1999

                                                                  FRANKLIN HIGH YIELD                   FRANKLIN NEW JERSEY
                                                                  TAX-FREE INCOME FUND                  TAX-FREE INCOME FUND
                                                         ---------------------------------------------------------------------------
                                                               2000                1999               2000                 1999
                                                         ---------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...........................        $369,858,131         $360,598,786       $37,249,154          $35,124,421
  Net realized gain (loss) from investments .......         (70,898,507)          21,319,398        (3,695,592)             596,765
  Net unrealized appreciation (depreciation)
       on investments .............................        (549,458,729)        (120,400,244)      (57,381,137)           2,362,264
                                                         ---------------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations ..................        (250,499,105)         261,517,940       (23,827,575)          38,083,450
 Distributions to shareholders from:
  Net investment income:
   Class A ........................................        (333,761,601)        (332,249,669)      (34,978,876)         (33,973,510)
   Class B ........................................          (3,398,175)             (46,213)             (165)                  --
   Class C ........................................         (32,717,855)         (27,314,370)       (2,345,061)          (1,728,570)
  In excess of net investment income:
   Class A ........................................          (1,707,824)                  --          (321,319)                  --
   Class B ........................................             (17,388)                  --                --                   --
   Class C ........................................            (167,414)                  --           (21,542)                  --
  Net realized gains:
   Class A ........................................          (1,468,995)          (7,966,666)         (187,767)                  --
   Class B ........................................             (13,236)                  --                --                   --
   Class C ........................................            (159,594)            (819,741)          (14,238)                  --
                                                         ---------------------------------------------------------------------------
 Total distributions to shareholders ..............        (373,412,082)        (368,396,659)      (37,868,968)         (35,702,080)

 Capital share transactions: (Note 2)
  Class A .........................................        (414,585,880)         342,918,876        (7,054,102)          42,629,937
  Class B .........................................          83,389,918           15,504,687           225,225                   --
  Class C .........................................         (30,205,413)         217,918,008         2,028,843           20,454,134
                                                         ---------------------------------------------------------------------------
 Total capital share transactions .................        (361,401,375)         576,341,571        (4,800,034)          63,084,071
      Net increase (decrease) in net assets .......        (985,312,562)         469,462,852       (66,496,577)          65,465,441
Net assets:
 Beginning of year ................................       6,635,665,673        6,166,202,821       730,533,189          665,067,748
                                                         ---------------------------------------------------------------------------
 End of year ......................................      $5,650,353,111       $6,635,665,673      $664,036,612         $730,533,189
                                                         ===========================================================================
Undistributed net investment income (accumulated
  distributions in excess of net investment income)
  included in net assets:
  End of year .....................................         $(5,457,191)         $(3,528,808)        $(342,861)             $74,948
                                                         ===========================================================================


                    See notes to financial statements.


FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 29, 2000 AND FEBRUARY 28, 1999



                                                                      FRANKLIN OREGON                   FRANKLIN PENNSYLVANIA
                                                                    TAX-FREE INCOME FUND                 TAX-FREE INCOME FUND
                                                              ----------------------------------------------------------------------
                                                                  2000               1999             2000                  1999
                                                              ----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................      $ 25,741,910       $ 23,901,350       $ 39,617,513       $ 39,708,987
  Net realized gain (loss) from investments ............        (3,602,485)         1,677,443         (6,001,576)         1,071,826
  Net unrealized depreciation on investments ...........       (42,421,295)        (1,943,787)       (67,094,411)        (2,242,080)
                                                              ----------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
        from operations ................................       (20,281,870)        23,635,006        (33,478,474)        38,538,733
 Distributions to shareholders from:
  Net investment income:
   Class A .............................................       (24,122,463)       (23,518,284)       (37,535,097)       (38,182,843)
   Class B .............................................                --                 --               (155)                --
   Class C .............................................        (1,617,439)        (1,142,332)        (2,082,261)        (1,526,144)
  In excess of net investment income:
   Class A .............................................                --                 --            (10,157)          (418,611)
   Class C .............................................                --                 --               (563)           (16,732)
  Net realized gains:
   Class A .............................................                --                 --            (14,421)          (985,591)
   Class C .............................................                --                 --               (865)           (51,198)
                                                              ----------------------------------------------------------------------
 Total distributions to shareholders ...................       (25,739,902)       (24,660,616)       (39,643,519)       (41,181,119)
 Capital share transactions: (Note 2)
  Class A ..............................................        (8,214,243)        57,633,801        (51,118,450)        48,325,952
  Class B ..............................................                --                 --            185,598                 --
  Class C ..............................................         4,355,248         17,049,844          3,358,574         16,135,478
                                                              ----------------------------------------------------------------------
 Total capital share transactions ......................        (3,858,995)        74,683,645        (47,574,278)        64,461,430
      Net increase (decrease) in net assets ............       (49,880,767)        73,658,035       (120,696,271)        61,819,044
Net assets:
 Beginning of year .....................................       516,626,680        442,968,645        800,859,548        739,040,504
                                                              ----------------------------------------------------------------------
 End of year ...........................................      $466,745,913       $516,626,680       $680,163,277       $800,859,548
                                                              ======================================================================
Undistributed net investment income (accumulated
 distributions in excess of net investment income)
 included in net assets:
  End of year ..........................................          $694,538           $692,530          $(842,612)         $(831,892)
                                                              ======================================================================


                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)



STATEMENT OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 29, 2000 AND FEBRUARY 28, 1999

134

                                                                                                        FRANKLIN PUERTO RICO
                                                                                                        TAX-FREE INCOME FUND
                                                                                                 -----------------------------------
                                                                                                     2000                 1999
                                                                                                 -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................................................         $ 11,155,310          $ 10,900,493
  Net realized gain (loss) from investments ............................................              (46,238)              836,253
  Net unrealized appreciation (depreciation) on investments ............................          (17,629,792)              296,087
                                                                                                 -----------------------------------
      Net increase (decrease) in net assets resulting from operations ..................           (6,520,720)           12,032,833
 Distributions to shareholders from:
  Net investment income:
   Class A .............................................................................          (10,605,773)          (10,664,385)
   Class C .............................................................................             (352,376)             (236,108)
  In excess of net investment income:
   Class A .............................................................................                   --              (112,508)
   Class C .............................................................................                   --                (2,491)
  Net realized gains:
   Class A .............................................................................             (290,247)             (682,528)
   Class C .............................................................................              (10,841)              (19,507)
                                                                                                 -----------------------------------
 Total distributions to shareholders ...................................................          (11,259,237)          (11,717,527)
 Capital share transactions: (Note 2)
  Class A ..............................................................................           (6,472,518)            8,116,885
  Class C ..............................................................................              876,544             3,431,283
                                                                                                 -----------------------------------
 Total capital share transactions ......................................................           (5,595,974)           11,548,168
      Net increase (decrease) in net assets ............................................          (23,375,931)           11,863,474
Net assets:
 Beginning of year .....................................................................          225,803,210           213,939,736
                                                                                                 -----------------------------------
 End of year ...........................................................................         $202,427,279          $225,803,210
                                                                                                 ===================================
Undistributed net investment income (accumulated distributions in excess of net investment income) included in net assets:
 End of year ...........................................................................              $34,903             $(162,258)
                                                                                                 ===================================





                    See notes to financial statements.



FRANKLIN TAX-FREE TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-six separate series (the Funds). All Funds included in this report are diversified except the Franklin Connecticut Tax-Free Income Fund and the Franklin Federal Intermediate-Term Tax-Free Income Fund. The objective of the Funds included in this report is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

d. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the funds are indicated below. Effective February 1, 2000, Franklin Arizona Tax-Free Income Fund, Franklin New Jersey Tax-Free Income Fund, and Franklin Pennsylvania Tax-Free Income Fund began offering a new class of shares, Class B. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Class A                                    Class A & Class C                              Class A, Class B & Class C
------------------------------------------------------------------------------------------------------------------------------------
Franklin Federal Intermediate-Term
  Tax-Free Income Fund                     Franklin Colorado Tax-Free Income Fund         Franklin Arizona Tax-Free Income Fund
                                           Franklin Connecticut Tax-Free Income Fund      Franklin High Yield Tax-Free Income Fund
                                           Franklin Oregon Tax-Free Income Fund           Franklin New Jersey Tax-Free Income Fund
                                           Franklin Puerto Rico Tax-Free Income Fund      Franklin Pennsylvania Tax-Free Income Fund


FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)



2. SHARES OF BENEFICIAL INTEREST (cont.)

At February 29, 2000, there were an unlimited number of shares authorized (no par value). Transactions in the funds' shares were as follows:

                                             FRANKLIN ARIZONA                     FRANKLIN COLORADO
                                          TAX-FREE INCOME FUND                  TAX-FREE INCOME FUND
                                     ---------------------------------------------------------------------------
                                        SHARES            AMOUNT               SHARES           AMOUNT
                                     ---------------------------------------------------------------------------
CLASS A SHARES:
Year ended February 29, 2000
 Shares sold .................        11,257,100       $122,221,296          3,456,328        $39,518,546
 Shares issued in reinvestment
  of distributions ...........         1,770,923         19,158,086            659,447          7,531,347
 Shares redeemed .............       (15,367,639)      (164,615,077)        (4,862,223)       (55,071,582)
                                     ---------------------------------------------------------------------------
 Net decrease ................        (2,339,616)      $(23,235,695)          (746,448)       $(8,021,689)
                                     ===========================================================================
Year ended February 28, 1999
 Shares sold .................        11,526,533       $131,398,899          4,827,831        $58,439,307
 Shares issued in reinvestment
  of distributions ...........         1,678,671         19,132,729            655,996          7,932,374
 Shares redeemed .............        (8,347,885)       (95,234,599)        (2,479,532)       (29,976,169)
                                     ---------------------------------------------------------------------------
 Net increase ................         4,857,319        $55,297,029          3,004,295        $36,395,512
                                     ===========================================================================
CLASS B SHARES:
Year ended February 29, 2000(a)
 Shares sold .................            17,024           $175,000
                                     ------------------------------
 Net increase ................            17,024           $175,000
                                     ==============================
CLASS C SHARES:
Year ended February 29, 2000
 Shares sold .................           797,807         $8,762,481            755,856         $8,701,764
 Shares issued in reinvestment
  of distributions ...........            68,432            744,813             64,059            734,922
 Shares redeemed .............          (767,300)        (8,275,689)          (752,058)        (8,611,165)
                                     ---------------------------------------------------------------------------
 Net increase ................            98,939         $1,231,605             67,857           $825,521
                                     ===========================================================================
Year ended February 28, 1999
 Shares sold .................         1,020,350        $11,705,629          1,064,599        $12,955,209
 Shares issued in reinvestment
  of distributions ...........            48,448            555,594             47,188            573,490
 Shares redeemed .............          (247,506)        (2,836,757)          (195,768)        (2,385,312)
                                     ---------------------------------------------------------------------------
 Net increase ................           821,292         $9,424,466            916,019        $11,143,387
                                     ===========================================================================

                                            FRANKLIN CONNECTICUT
                                            TAX-FREE INCOME FUND
                                     ----------------------------------
                                          SHARES            AMOUNT
                                     ----------------------------------
CLASS A SHARES:
Year ended February 29, 2000
 Shares sold .................            3,529,444        $37,826,779
 Shares issued in reinvestment
  of distributions ...........              555,135          5,915,822
 Shares redeemed .............           (5,185,098)       (54,504,005)
                                     ----------------------------------
 Net decrease ................           (1,100,519)      $(10,761,404)
                                     ==================================
Year ended February 28, 1999
 Shares sold .................            5,343,819        $60,218,484
 Shares issued in reinvestment
  of distributions ...........              494,190          5,562,097
 Shares redeemed .............           (2,231,916)       (25,113,856)
                                     ==================================
 Net increase ................            3,606,093        $40,666,725
CLASS B SHARES:
Year ended February 29, 2000(a)
 Shares sold .................

 Net increase ................

CLASS C SHARES:
Year ended February 29, 2000
 Shares sold .................              869,808         $9,464,940
 Shares issued in reinvestment
  of distributions ...........               76,342            813,102
 Shares redeemed .............             (543,743)        (5,754,875)
                                     ----------------------------------
 Net increase ................              402,407         $4,523,167
                                     ==================================
Year ended February 28, 1999
 Shares sold .................            1,442,047        $16,291,315
 Shares issued in reinvestment
  of distributions ...........               36,934            417,159
 Shares redeemed .............             (172,113)        (1,946,048)
                                     ----------------------------------
 Net increase ................            1,306,868        $14,762,426
                                     ----------------------------------




(a)    For the period February 1, 2000 (effective date) to February 29, 2000.







                                                                 FRANKLIN
                                                          FEDERAL INTERMEDIATE-TERM                      FRANKLIN HIGH YIELD
                                                            TAX-FREE INCOME FUND                        TAX-FREE INCOME FUND
                                                     -------------------------------------------------------------------------------
                                                        SHARES                 AMOUNT              SHARES                AMOUNT
                                                     -------------------------------------------------------------------------------
CLASS A SHARES:
Year ended February 29, 2000
 Shares sold ..................................        13,550,371           $147,891,639          85,317,678           $937,163,857
 Shares issued in reinvestment of
      distributions ...........................           515,841              5,612,481          13,414,032            147,114,366
 Shares redeemed ..............................       (15,135,397)          (164,849,833)       (137,782,074)        (1,498,864,103)
                                                     -------------------------------------------------------------------------------
  Net decrease ................................        (1,069,185)          $(11,345,713)        (39,050,364)         $(414,585,880)
                                                     ===============================================================================
Year ended February 28, 1999
 Shares sold ..................................        11,604,328           $130,996,084         109,439,514         $1,270,904,703
 Shares issued in reinvestment of
      distributions ...........................           424,605              4,788,679          12,599,576            146,168,778
 Shares redeemed ..............................        (7,120,171)           (80,412,724)        (92,381,330)        (1,074,154,605)
                                                     -------------------------------------------------------------------------------
 Net increase .................................         4,908,762            $55,372,039          29,657,760           $342,918,876
                                                     ===============================================================================



                                                            FRANKLIN NEW JERSEY
                                                            TAX-FREE INCOME FUND
                                                     ------------------------------------
                                                         SHARES                AMOUNT
                                                     ------------------------------------
CLASS A SHARES:
Year ended February 29, 2000
 Shares sold ..................................         9,654,038           $111,062,207
 Shares issued in reinvestment of
     distributions ............................          1,630,713             18,621,021
 Shares redeemed ..............................       (12,099,348)          (136,737,330)
                                                     ------------------------------------
 Net decrease .................................          (814,597)           $(7,054,102)
                                                     ====================================
Year ended February 28, 1999
 Shares sold ..................................         9,025,737           $107,896,711
 Shares issued in reinvestment of distributions         1,485,157             17,759,368
 Shares redeemed ..............................        (6,947,075)           (83,026,142)
                                                     ------------------------------------
 Net increase .................................         3,563,819            $42,629,937
                                                     ====================================



FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)



2. SHARES OF BENEFICIAL INTEREST (CONT.)


                                                                 FRANKLIN HIGH YIELD                      FRANKLIN NEW JERSEY
                                                                TAX-FREE INCOME FUND                      TAX-FREE INCOME FUND
                                                         ---------------------------------------------------------------------------
                                                             SHARES              AMOUNT                SHARES                AMOUNT
                                                         ---------------------------------------------------------------------------
CLASS B SHARES:
Year ended February 29, 2000(a)
 Shares sold ...................................           8,062,353          $89,725,422               20,571             $225,218
 Shares issued in reinvestment of
   distributions ...............................              181,651            1,971,720                    1                    7
 Shares redeemed ...............................            (774,083)          (8,307,224)                  --                   --
                                                         ---------------------------------------------------------------------------
 Net increase ..................................           7,469,921          $83,389,918               20,572             $225,225
                                                         ===========================================================================
Year ended February 28, 1999(b)
 Shares sold ...................................           1,351,940          $15,588,944
 Shares issued in reinvestment of
   distributions ...............................               1,920               22,138
 Shares redeemed ...............................              (9,204)            (106,395)
                                                         --------------------------------
 Net increase ..................................           1,344,656          $15,504,687
                                                         ================================
CLASS C SHARES:
Year ended February 29, 2000
 Shares sold ...................................          11,750,601         $130,944,907            1,206,125          $14,059,852
 Shares issued in reinvestment of
   distributions ...............................            1,755,095           19,375,030              129,277            1,484,321
 Shares redeemed ...............................         (16,533,226)        (180,525,350)          (1,187,374)         (13,515,330)
                                                         ---------------------------------------------------------------------------
 Net increase (decrease) .......................          (3,027,530)        $(30,205,413)             148,028           $2,028,843
                                                         ===========================================================================
Year ended February 28, 1999
 Shares sold ...................................          23,491,348         $274,591,698            2,039,721          $24,514,544
 Shares issued in reinvestment of
   distributions ...............................            1,434,609           16,744,689               92,442            1,111,258
 Shares redeemed ...............................          (6,290,089)         (73,418,379)            (430,504)          (5,171,668)
                                                         ---------------------------------------------------------------------------
 Net increase ..................................          18,635,868         $217,918,008            1,701,659          $20,454,134
                                                         ===========================================================================


(a) For the period February 1, 2000 (effective date) to February 29, 2000 for the Franklin New Jersey Tax-Free Income Fund.

(b)    For the period January 1, 1999 (effective date) to February 28, 1999.

                                                       FRANKLIN OREGON          FRANKLIN PENNSYLVANIA         FRANKLIN PUERTO RICO
                                                    TAX-FREE INCOME FUND         TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                  ---------------------------------------------------------------------------------
                                                    SHARES        AMOUNT         SHARES        AMOUNT         SHARES       AMOUNT
                                                  ---------------------------------------------------------------------------------
CLASS A SHARES:
Year ended February 29, 2000
 Shares sold ..................................    6,082,973    $69,151,116     6,838,916    $68,566,297    1,807,686   $20,744,664
 Shares issued in reinvestment of
   distributions ..............................   1,182,347     13,300,843     1,714,412     17,129,492      471,059     5,369,602
 Shares redeemed ..............................   (8,110,162)   (90,666,202)  (13,786,840)  (136,814,239)  (2,875,096)  (32,586,784)
                                                  ---------------------------------------------------------------------------------
 Net decrease .................................     (844,842)   $(8,214,243)   (5,233,512)  $(51,118,450)    (596,351)  $(6,472,518)
                                                  =================================================================================
Year ended February 28, 1999
 Shares sold ..................................    7,610,561    $90,155,831    10,273,081   $108,316,940    2,024,140   $24,064,112
 Shares issued in reinvestment of
   distributions ..............................    1,100,982     13,038,139     1,721,278     18,145,017      469,863     5,585,862
 Shares redeemed ..............................   (3,846,398)   (45,560,169)   (7,413,012)   (78,136,005)  (1,811,759)  (21,533,089)
                                                  ---------------------------------------------------------------------------------
 Net increase .................................    4,865,145    $57,633,801     4,581,347    $48,325,952      682,244    $8,116,885
                                                  =================================================================================

CLASS B SHARES:
Year ended February 29, 2000(c)

Shares sold ..............................................................    19,470            $185,551
Shares issued in reinvestment of
   distributions .........................................................         5                  47
                                                                             ---------------------------
Net increase .............................................................    19,475            $185,598
                                                                             ===========================

(c)    For the period February 1, 2000 (effective date) to February 29, 2000.

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                           FRANKLIN OREGON                FRANKLIN PENNSYLVANIA              FRANKLIN PUERTO RICO
                                        TAX-FREE INCOME FUND              TAX-FREE INCOME FUND               TAX-FREE INCOME FUND
                                     -----------------------------------------------------------------------------------------------
                                       SHARES          AMOUNT            SHARES          AMOUNT              SHARES         AMOUNT
                                     -----------------------------------------------------------------------------------------------
CLASS C SHARES:
Year ended February 29, 2000
 Shares sold .................       1,237,046      $14,171,345        1,305,248      $13,246,322          342,986       $3,943,210
 Shares issued in reinvestment
  of distributions ...........          96,276        1,089,423          130,878        1,311,924           16,343          186,749
 Shares redeemed .............        (970,476)     (10,905,520)      (1,133,809)     (11,199,672)        (289,333)      (3,253,415)
                                     -----------------------------------------------------------------------------------------------
 Net increase ................         362,846       $4,355,248          302,317       $3,358,574           69,996         $876,544
                                     ===============================================================================================
Year ended February 28, 1999
 Shares sold .................       1,560,923      $18,592,323        1,872,749      $19,847,633          361,675       $4,306,325
 Shares issued in reinvestment
   of distributions ..........          70,444          839,644           96,080        1,017,661           13,159          156,658
 Shares redeemed .............        (199,919)      (2,382,123)        (447,006)      (4,729,816)         (86,636)      (1,031,700)
                                     -----------------------------------------------------------------------------------------------
 Net increase ................       1,431,448      $17,049,844        1,521,823      $16,135,478          288,198       $3,431,283
                                     ===============================================================================================


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Funds' investment manager, principal underwriter, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers, based on the average net assets of the Funds as follows:

       ANNUALIZED
        FEE RATE       MONTH-END NET ASSETS
       -------------------------------------------------------------------
         .625%         First $100 million
         .500%         Over $100 million, up to and including $250 million
         .450%         In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees for the Franklin Federal Intermediate-Term Tax-Free Income Fund through August 31, 1999, as noted in the Statements of Operations.

The Funds reimburse Distributors up to .10%, .65%, and .65% per year of their average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors paid net commissions on sales of the funds' shares, and received contingent deferred sales charges for the year as follows:


                                                                                                          FRANKLIN
                                                       FRANKLIN           FRANKLIN        FRANKLIN         FEDERAL        FRANKLIN
                                                       ARIZONA            COLORADO       CONNECTICUT     INTERMEDIATE-   HIGH YIELD
                                                       TAX-FREE           TAX-FREE        TAX-FREE       TERM TAX-FREE     TAX-FREE
                                                      INCOME FUND        INCOME FUND     INCOME FUND      INCOME FUND    INCOME FUND
                                                      ------------------------------------------------------------------------------
Net commissions paid ..........................         $243,434          $73,892          $45,762         $358,979       $1,697,470
Contingent deferred sales charges .............          $43,769          $26,569          $27,906          $34,398         $800,953

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

                                                                FRANKLIN           FRANKLIN            FRANKLIN           FRANKLIN
                                                               NEW JERSEY           OREGON           PENNSYLVANIA       PUERTO RICO
                                                                TAX-FREE           TAX-FREE            TAX-FREE           TAX-FREE
                                                              INCOME FUND        INCOME FUND         INCOME FUND         INCOME FUND
                                                              ----------------------------------------------------------------------
Net commissions paid ...............................           $204,544            $189,190             $61,418              $9,644
Contingent deferred sales charges ..................            $68,849             $63,487             $42,266              $6,957

The funds paid transfer agent fees of $4,637,768, of which $3,826,917 was paid to Investor Services.


4. INCOME TAXES

At February 29, 2000, the funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                                                                          FRANKLIN
                                                          FRANKLIN         FRANKLIN        FRANKLIN        FEDERAL        FRANKLIN
                                                           ARIZONA         COLORADO      CONNECTICUT     INTERMEDIATE-   HIGH YIELD
                                                          TAX-FREE         TAX-FREE        TAX-FREE      TERM TAX-FREE    TAX-FREE
                                                         INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND
                                                        ----------------------------------------------------------------------------
Capital loss carryovers expiring in: 2003 .............  $        --     $        --      $3,162,502     $        --     $        --
                                     2004 .............           --              --          46,957         920,152              --
                                     2005 .............           --              --         322,502          99,478              --
                                     2006 .............           --              --              --          95,778              --
                                     2008 .............    3,418,024       2,578,710       2,457,013         314,284      37,171,664
                                                          --------------------------------------------------------------------------
                                                          $3,418,024      $2,578,710      $5,988,974      $1,429,692     $37,171,664
                                                          ==========================================================================


                                                                 FRANKLIN           FRANKLIN           FRANKLIN          FRANKLIN
                                                                NEW JERSEY           OREGON           PENNSYLVANIA      PUERTO RICO
                                                                 TAX-FREE            TAX-FREE          TAX-FREE          TAX-FREE
                                                                INCOME FUND         INCOME FUND       INCOME FUND       INCOME FUND
                                                               --------------------------------------------------------------------
Capital loss carryovers expiring in: 2003 ...................   $       --            $36,444         $       --         $       --
                                     2004 ...................           --                 --                 --                 --
                                     2005 ...................           --             67,453                 --                 --
                                     2006 ...................           --                 --                 --                 --
                                     2008 ...................     2,913,302          2,380,039          2,254,355             12,800
                                                                --------------------------------------------------------------------
                                                                 $2,913,302         $2,483,936         $2,254,355            $12,800
                                                                --------------------------------------------------------------------

At February 29, 2000, the following funds had deferred capital losses occurring subsequent to October 31, 1999. For tax purposes, such losses will be reflected in the year ending February 28, 2001.

                                FRANKLIN
 FRANKLIN        FRANKLIN        FEDERAL        FRANKLIN        FRANKLIN       FRANKLIN        FRANKLIN       FRANKLIN
 COLORADO       CONNECTICUT   INTERMEDIATE-    HIGH YIELD      NEW JERSEY       OREGON       PENNSYLVANIA    PUERTO RICO
 TAX-FREE        TAX-FREE     TERM TAX-FREE     TAX-FREE        TAX-FREE       TAX-FREE        TAX-FREE       TAX-FREE
INCOME FUND     INCOME FUND    INCOME FUND     INCOME FUND     INCOME FUND    INCOME FUND     INCOME FUND    INCOME FUND
-------------------------------------------------------------------------------------------------------------------------
 $974,614        $810,539      $1,015,325      $33,366,062      $782,289      $1,190,349      $3,747,221       $33,438

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net realized capital losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales.



FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)


4. INCOME TAXES (CONT.)

At February 29, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

                                                                                                     FRANKLIN
                                         FRANKLIN            FRANKLIN            FRANKLIN            FEDERAL             FRANKLIN
                                          ARIZONA            COLORADO           CONNECTICUT        INTERMEDIATE-        HIGH YIELD
                                         TAX-FREE            TAX-FREE            TAX-FREE          TERM TAX-FREE         TAX-FREE
                                        INCOME FUND         INCOME FUND         INCOME FUND         INCOME FUND        INCOME FUND
                                       --------------------------------------------------------------------------------------------
Investments at cost ............       $799,513,888        $291,223,890        $241,570,069        $176,485,946      $5,806,470,123
                                       ============================================================================================
Unrealized appreciation ........        $15,957,122          $3,967,859          $5,221,491          $1,497,249        $159,280,158
Unrealized depreciation ........        (43,857,416)        (12,624,328)        (16,247,265)         (6,443,981)       (378,904,825)
                                       ---------------------------------------------------------------------------------------------
Net unrealized depreciation ....       $(27,900,294)        $(8,656,469)       $(11,025,774)        $(4,946,732)      $(219,624,667)
                                       =============================================================================================

                                                       FRANKLIN              FRANKLIN              FRANKLIN              FRANKLIN
                                                      NEW JERSEY              OREGON             PENNSYLVANIA           PUERTO RICO
                                                       TAX-FREE              TAX-FREE              TAX-FREE               TAX-FREE
                                                      INCOME FUND           INCOME FUND           INCOME FUND           INCOME FUND
                                                    --------------------------------------------------------------------------------
Investments at cost ........................         $670,511,111          $477,037,029          $695,845,354          $202,604,152
                                                     ==============================================================================
Unrealized appreciation ....................          $13,154,790            $7,624,589           $10,753,283            $5,034,445
Unrealized depreciation ....................          (24,106,353)          (22,692,306)          (30,965,451)           (7,450,393)
                                                     ------------------------------------------------------------------------------
Net unrealized depreciation ................         $(10,951,563)         $(15,067,717)         $(20,212,168)          $(2,415,948)
                                                     ==============================================================================


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended February 29, 2000, were as follows:

                                                                                                     FRANKLIN
                                 FRANKLIN               FRANKLIN               FRANKLIN               FEDERAL          FRANKLIN
                                 ARIZONA                COLORADO              CONNECTICUT          INTERMEDIATE-      HIGH YIELD
                                 TAX-FREE                TAX-FREE              TAX-FREE            TERM TAX-FREE       TAX-FREE
                                INCOME FUND            INCOME FUND            INCOME FUND           INCOME FUND       INCOME FUND
                                ----------------------------------------------------------------------------------------------------
Purchases ............          $171,775,650           $89,107,025           $78,181,352           $57,584,790        $1,577,455,244
Sales ................          $195,199,362           $93,393,115           $80,612,425           $66,812,040        $1,904,263,882

                                                  FRANKLIN            FRANKLIN                FRANKLIN                 FRANKLIN
                                                 NEW JERSEY            OREGON               PENNSYLVANIA             PUERTO RICO
                                                  TAX-FREE            TAX-FREE                TAX-FREE                TAX-FREE
                                                INCOME FUND          INCOME FUND            INCOME FUND              INCOME FUND
                                                ---------------------------------------------------------------------------------
Purchases ..........................            $150,299,639        $121,925,208            $179,589,034             $28,674,877
Sales ..............................            $156,020,306        $142,739,359            $221,013,145             $34,830,403


6. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin High Yield Tax-Free Income Fund has 37.3% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At February 29, 2000, the Franklin Federal Intermediate-Term Tax-Free Income Fund and the Franklin High Yield Tax-Free Income Fund held defaulted securities with a value aggregating $840,000 and $16,200,000 representing .49% and .29%, respectively, of the funds' net assets. For information as to specific securities, see the accompanying Statements of Investments.

For financial reporting purposes, the funds discontinue accruing income on defaulted bonds and provide an estimate for losses on interest receivable.

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)

6. CREDIT RISK AND DEFAULTED SECURITIES (CONT.)

The funds have investments in excess of 10% of their total net assets in their respective states and/or U.S. territories and possessions except the Franklin Federal Intermediate-Term Tax-Free Income Fund and the Franklin High Yield Tax-Free Income Fund which have investments in excess of 10% of their total net assets in the states of California and/or New York. Such concentration may subject the Funds more significantly to economic changes occurring within those states and/or U.S. territories and possessions.

7. CREDIT FACILITY

Certain Franklin Templeton Funds, including the Franklin Tax-Free Trust, are participants in a $750 million senior unsecured credit agreement for temporary or emergency purposes. The termination date of the agreement is March 1, 2000. Interest is calculated on the Funds' borrowings at market rates. At February 29, 2000, the Trust had not utilized this credit facility.

FRANKLIN TAX-FREE TRUST
Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting part of the Franklin Tax-Free Trust (hereafter referred to as the "Trust") at February 29, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
April 3, 2000



FRANKLIN TAX-FREE TRUST
Tax Designation


Under Section 852(b)(5)(A) of the Internal Revenue Code, the Trust hereby designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 29, 2000.